File Numbers 333-140230
811-04294

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___	□
Post-Effective Amendment No. 43	☒
And/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 340	☒

Variable Annuity Account
(Exact Name of Registrant)

Minnesota Life Insurance Company
(Depositor)

400 Robert Street North, St. Paul, Minnesota 55101-2098
(Depositor’s Principal Executive Offices)
651-665-3500
(Depositor’s Telephone Number, including Area Code)

Gary R. Christensen, Esq.
Senior Vice President, General Counsel and Secretary

Minnesota Life Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101-2098
(Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
□	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2020 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(1) of Rule 485
□	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Variable Annuity Contracts

MultiOption® Extra
Variable Annuity Contract
Minnesota Life Insurance Company
MinnesotaLife
400 Robert Street North • St. Paul, Minnesota 55101-2098 • Telephone: 1-800-362-3141 • http://www.securian.com
This Prospectus sets forth the information that a prospective investor should know before investing. It describes an individual, flexible payment, Variable Annuity Contract (“the Contract”) offered by the Minnesota Life Insurance Company. This contract is designed for long term investors. It may be used in connection with all types of personal retirement plans or independent of a retirement plan.
This contract is NOT:
•	a bank deposit or obligation
•	federally insured
•	endorsed by any bank or government agency
We will add a Credit Enhancement to your Contract Value each time you make a Purchase Payment during the first Contract Year. The expenses for this annuity may be higher than the expenses of an annuity without a Credit Enhancement. We recover the cost of providing the Credit Enhancements through higher fees and expenses. The Credit Enhancements may, over time, be more than offset by the higher expenses.
Your Contract Value and the amount of each Variable Annuity Payment will vary in accordance with the performance of the investment Portfolio(s) (“Portfolio(s)”) you select for amounts allocated to the Variable Annuity Account. You bear the entire investment risk for amounts allocated to those Portfolios.
You may invest your Contract Values in our Variable Annuity Account or certain fixed investment options that are available.
The Variable Annuity Account invests in the following Fund Portfolios:
Securian Funds Trust
•	SFT Core Bond Fund — Class 2 Shares
•	SFT Dynamic Managed Volatility Fund
•	SFT Government Money Market Fund
•	SFT Index 400 Mid-Cap Fund — Class 2 Shares
•	SFT Index 500 Fund — Class 2 Shares
•	SFT International Bond Fund — Class 2 Shares
•	SFT IvySM Growth Fund*
•	SFT IvySM Small Cap Growth Fund*
•	SFT Managed Volatility Equity Fund
•	SFT Real Estate Securities Fund — Class 2 Shares
•	SFT T. Rowe Price Value Fund
•	SFT Wellington Core Equity Fund — Class 2 Shares
* ‘Ivy’ is the service mark of Ivy Distributors, Inc., an affiliate of the Ivy Investment Management Company, the funds' subadvisor.
AB Variable Products Series Fund, Inc.
•	Dynamic Asset Allocation Portfolio — Class B Shares
•	International Value Portfolio — Class B Shares
American Century Variable Portfolios, Inc.
•	VP Income & Growth Fund — Class II Shares
American Century Variable Portfolios II, Inc.
•	VP Inflation Protection Fund — Class II Shares
American Funds Insurance Series®
•	Capital World Bond Fund — Class 2 Shares
•	Global Growth Fund — Class 2 Shares
•	Global Small Capitalization Fund — Class 2 Shares
•	Growth Fund — Class 2 Shares
•	Growth-Income Fund — Class 2 Shares
•	International Fund — Class 2 Shares
•	New World Fund® — Class 2 Shares
•	U.S. Government/AAA-Rated Securities Fund — Class 2 Shares

Legg Mason Partners Variable Equity Trust
•	ClearBridge Variable Small Cap Growth Portfolio — Class II Shares
Fidelity® Variable Insurance Products Funds
•	Equity-Income Portfolio — Service Class 2 Shares
•	Mid Cap Portfolio — Service Class 2 Shares
Franklin Templeton Variable Insurance Products Trust
•	Franklin Mutual Shares VIP Fund — Class 2 Shares
•	Franklin Small Cap Value VIP Fund — Class 2 Shares
•	Franklin Small-Mid Cap Growth VIP Fund — Class 2 Shares
•	Templeton Developing Markets VIP Fund — Class 2 Shares
Goldman Sachs Variable Insurance Trust
•	Goldman Sachs VIT Global Trends Allocation Fund — Service Shares
•	Goldman Sachs VIT High Quality Floating Rate Fund — Service Shares
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	Invesco Oppenheimer V.I. International Growth Fund — Series II Shares
•	Invesco Oppenheimer V.I. Main Street Small Cap Fund® — Series II Shares
•	Invesco V.I. American Value Fund — Series II Shares
•	Invesco V.I. Comstock Fund — Series II Shares
•	Invesco V.I. Equity and Income Fund — Series II Shares
•	Invesco V.I. Growth and Income Fund — Series II Shares
•	Invesco V.I. Small Cap Equity Fund — Series II Shares
Ivy Variable Insurance Portfolios
•	Ivy VIP Asset Strategy — Class II Shares
•	Ivy VIP Balanced — Class II Shares
•	Ivy VIP Core Equity — Class II Shares
•	Ivy VIP Global Growth — Class II Shares
•	Ivy VIP High Income — Class II Shares
•	Ivy VIP International Core Equity — Class II Shares
•	Ivy VIP Mid Cap Growth — Class II Shares
•	Ivy VIP Natural Resources — Class II Shares
•	Ivy VIP Science and Technology — Class II Shares
•	Ivy VIP Small Cap Core — Class II Shares
•	Ivy VIP Small Cap Growth — Class II Shares
•	Ivy VIP Value — Class II Shares
•	Ivy VIP Pathfinder Moderate — Managed Volatility — Class II Shares
•	Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility — Class II Shares
•	Ivy VIP Pathfinder Moderately Conservative — Managed Volatility — Class II Shares
Janus Aspen Series
•	Janus Henderson Balanced Portfolio — Service Shares
•	Janus Henderson Flexible Bond Portfolio — Service Shares
•	Janus Henderson Forty Portfolio — Service Shares
•	Janus Henderson Mid Cap Value Portfolio — Service Shares
•	Janus Henderson Overseas Portfolio — Service Shares
MFS® Variable Insurance Trust
•	MFS® Mid Cap Growth Series— Service Class
MFS® Variable Insurance Trust II
•	MFS® International Intrinsic Value Portfolio — Service Class
Morgan Stanley Variable Insurance Fund, Inc.
•	Morgan Stanley VIF Emerging Markets Equity Portfolio — Class II Shares

ALPS Variable Investment Trust
•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class II Shares*
•	Morningstar Balanced ETF Asset Allocation Portfolio — Class II Shares*
•	Morningstar Conservative ETF Asset Allocation Portfolio — Class II Shares*
•	Morningstar Growth ETF Asset Allocation Portfolio — Class II Shares*
•	Morningstar Income and Growth ETF Asset Allocation Portfolio — Class II Shares*
* These Portfolios are structured as fund of funds that invest directly in shares of underlying funds. See the section entitled “An Overview of Contract Features — The Portfolios” for additional information.
Neuberger Berman Advisers Management Trust
•	Neuberger Berman AMT Sustainable Equity Portfolio — S Class Shares
PIMCO Variable Insurance Trust
•	PIMCO VIT Global Diversified Allocation Portfolio — Advisor Class Shares
•	PIMCO VIT Low Duration Portfolio — Advisor Class Shares
•	PIMCO VIT Total Return Portfolio — Advisor Class Shares
Putnam Variable Trust
•	Putnam VT Equity Income Fund — Class IB Shares
•	Putnam VT Growth Opportunities Fund — Class IB Shares
•	Putnam VT International Equity Fund — Class IB Shares
•	Putnam VT Sustainable Leaders Fund — Class IB Shares
Northern Lights Variable Trust
•	TOPS® Managed Risk Balanced ETF Portfolio — Class 2 Shares
•	TOPS® Managed Risk Flex ETF Portfolio
•	TOPS® Managed Risk Growth ETF Portfolio — Class 2 Shares
•	TOPS® Managed Risk Moderate Growth ETF Portfolio — Class 2 Shares

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by calling our customer service line at 800-362-3141.
You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our customer service line at 800-362-3141. Your election to receive reports in paper will apply to all portfolio companies under your contract.
Your Contract Value and the amount of each Variable Annuity Payment will vary in accordance with the performance of the investment Portfolio(s) you select for amounts allocated to the Variable Annuity Account. You bear the entire investment risk for amounts you allocate to those Portfolios.
This Prospectus includes the information you should know before purchasing a contract. You should read it and keep it for future reference. A Statement of Additional Information, with the same date, contains further contract information. It has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling: 1-800-362-3141 or by writing to us at the address shown above. The table of contents for the Statement of Additional Information may be found at the end of this Prospectus. A copy of the text of this Prospectus and the Statement of Additional Information may also be found at the SEC’s web site: http://www.sec.gov, via its EDGAR database.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
This Prospectus should be read carefully and retained for future reference.
The date of this Prospectus and of the Statement of Additional Information is: May 1, 2020.

This Prospectus is not an offering in any jurisdiction in which the offering would be unlawful. We have not authorized any dealer, salesperson, financial representative or other person to give any information or make any representations in connection with this offering other than those contained in the Prospectus, and, if given or made, you should not rely on them.

Special Terms
As used in this Prospectus, the following terms have the indicated meanings:
Accumulation Unit: an accounting unit of measure used to calculate the value of a Sub-Account of the Variable Annuity Account, of this contract before Annuity Payments begin.
Accumulation Unit Value: the value of an Accumulation Unit. Accumulation Unit Value of any Sub-Account is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Sub-Account invests its assets. Fluctuations also reflect charges against the Separate Account.
Annuitant: the person named as Annuitant upon whose lifetime Annuity Payment benefits will be determined under this contract. An Annuitant’s life may also be used to determine the value of death benefits and to determine the Maturity Date. If the Annuitant is other than the Owner and dies prior to the Annuity Commencement Date, the Owner may name a new Annuitant.
Annuity Commencement Date: the date on which Annuity Payments are elected to begin. This may be the Maturity Date or a date you select prior to the Maturity Date.
Annuity Payment: a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain.
Annuity Unit: an accounting unit of measure used to calculate the value of Annuity Payments under a Variable Annuity income option.
Assumed Investment Return: the annual investment return (AIR) used to determine the amount of the initial Variable Annuity Payment. Currently the AIR is equal to 4.5%.
Beneficiary: the person, persons or entity designated to receive any death benefit proceeds payable on the death of any Owner prior to the Annuity Commencement Date; or to receive any remaining annuity benefits payable on the death of the Annuitant after the Annuity Commencement Date. Prior to the Annuity Commencement Date the beneficiary will be the first person on the following list who is alive on the date of death; the Joint Owner (if any), the primary (class 1) beneficiary, the secondary (class 2) beneficiary or, if none of the above is alive, to the executor or administrator of your estate.
Business Day: generally, any day on which the New York Stock Exchange (NYSE) is open for trading. The Company’s Business Day ends at 3:00 p.m. (Central Time) or the close of regular trading of the NYSE, if earlier.
Code: the Internal Revenue Code of 1986, as amended.
Commuted Value: the present value of any remaining period certain payments payable in a lump sum. The value will be based upon the then current dollar amount of one payment and the same interest rate that served as a basis for the annuity. If a Commuted Value is elected for a period certain on a Variable Annuity Payment during the life of the Annuitant, a deferred sales charge may apply.
Continuation Date: the Contract Anniversary following the first date we receive either a) due proof of death of a Designated Life, or b) your Written Request to remove a Designated Life due to divorce.
Continuation Factor: the factor applied to the Guaranteed Annual Income on the Continuation Date.

Contract Anniversary: the same day and month as the Contract Date for each succeeding year of this contract.
Contract Date: the effective date of your contract. It is also the date from which we determine contract anniversaries and Contract Years.
Contract Value: the sum of your values in the DCA Fixed Account, Fixed Account, the Guarantee Periods of the Guaranteed Term Account, and the Sub-Accounts of the Variable Annuity Account on any Valuation Date prior to the Annuity Commencement Date.
Contract Year: a period of one year beginning with the Contract Date and continuing up to (but not including) the next Contract Anniversary or beginning with a Contract Anniversary and continuing up to (but not including) the next Contract Anniversary.
Credit Enhancement: an amount added to the Contract Value equal to a percentage of each Purchase Payment received during the first Contract Year.
Designated Life: for the applicable optional death benefit and optional living benefit riders, the “Designated Life” is the Owner of the contract, or the Annuitant in the case of an Owner that is not a natural person, unless otherwise agreed to by us. The Designated Life will be used to determine the benefits under the single versions of the optional riders. The Designated Life will be shown on your contract rider. For the single versions of the optional rider, a Designated Life may not be added or changed after the rider effective date. For joint versions of the optional rider, an Owner must be a natural person.
Dollar Cost Averaging (DCA) Fixed Account: the DCA Fixed Account provides dollar cost averaging options that are available for Purchase Payment allocations. Any Purchase Payments allocated to a DCA Fixed Account option will be transferred in approximately equal installments to your selected Sub-Accounts of the Variable Annuity Account over a specific time period based on the DCA Fixed Account option elected. Making transfers in this fashion is also known as dollar cost averaging. Amounts allocated to the DCA Fixed Account options are part of our General Account. You may not transfer amounts from the Fixed Account, the Guaranteed Term Account, or the Sub-Accounts to the DCA Fixed Account.
Fixed Account: the Fixed Account is only available for fixed dollar Annuity Payments. You may not elect to transfer amounts to the Fixed Account. If you elect fixed dollar Annuity Payments, your Contract Value will automatically be transferred to the Fixed Account as of the date we receive your written request electing Annuity Payments. For any period prior to the Annuity Commencement Date, interest will be credited on amounts in the Fixed Account at an annual rate at least equal to the guaranteed rate shown on page one of your contract. Amounts in the Fixed Account are part of our General Account.
Fixed Annuity: an annuity providing for payments of guaranteed amounts throughout the payment period.
General Account: includes assets held in the Fixed Account, DCA Fixed Account and all other Company assets not allocated to a Separate Account. General Account assets are subject to the financial strength and claims paying ability of the Company.
Guarantee Period: in the Guaranteed Term Account, a period of one or more years, for which the current interest rate is guaranteed. Allocation to a particular Guarantee Period is an allocation to the Guaranteed Term Account.

Guaranteed Term Account: Not available to contracts issued on or after June 1, 2011 (or such later date if approved later in your state); a non-unitized Separate Account providing Guarantee Periods of different lengths. Purchase payments or transfers may be allocated to one or more of the available Guarantee Periods within the Guaranteed Term Account. Amounts allocated are credited with interest rates guaranteed by us for the entire Guarantee Period. The assets of the Guaranteed Term Account are ours and are not subject to claims arising out of any other business of ours.
Joint Annuitant: the person named as Joint Annuitant upon whose life, together with the Annuitant, Annuity Payments may be determined. If Joint Annuitants are named, all references to Annuitant shall mean the Joint Annuitants.
Joint Designated Life and Designated Lives: for the applicable optional death benefit and optional living benefit riders, the “Joint Designated Life” is either the Joint Owner or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse of the Designated Life. “Designated Lives” will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the joint versions of the optional riders. The Designated Life and Joint Designated Life will be shown on your contract rider. A Joint Designated Life may be removed because of divorce, but otherwise may not be added or changed after the rider effective date. The joint versions of the optional riders are not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing the joint version of an optional rider if you have questions about your spouse’s status under federal law.
Joint Owner: if more than one Owner has been designated, each Owner shall be a Joint Owner of the contract. Joint Owners have equal ownership rights and must both authorize any exercising of those ownership rights unless otherwise permitted by us.
Market Value Adjustment (“MVA”): the adjustment made to any amount you withdraw, surrender, apply to provide Annuity Payments, or transfer from a Guarantee Period of the Guaranteed Term Account prior to the renewal date. This adjustment may be positive or negative and reflects the impact of changes in applicable interest rates between the time the Purchase Payment, transfer, or renewal is allocated to the Guaranteed Term Account and the time of the withdrawal, surrender, Annuity Payment election or transfer.
Maturity Date: the date this Contract matures. The Maturity Date will be the first of the month following the later of (a) the Annuitant's 95th birthday; or (b) ten years after the Contract Date.
Net Investment Factor: the Net Investment Factor for a valuation period is the gross investment rate for such valuation period less a deduction for the charges to the variable account including any applicable optional benefit riders. The gross investment factor is a measure of the performance of the underlying Fund after deductions for all charges to the variable account including those for applicable optional benefit riders.
Non-Qualified Contract: A contract other than a Qualified Contract.
Owner: the Owner of the contract, which could be a natural person(s), or a corporation, trust, or custodial account that holds the contract as agent for the sole benefit of a natural person(s). The Owner has all rights under this contract.
Plan: a tax-qualified employer pension, profit-sharing, or annuity purchase plan under which benefits are to be provided by the contract.

Portfolio(s), Fund(s): the mutual funds whose separate investment Portfolios we have designated as eligible investments for the Variable Annuity Account. Each Sub-Account of the Variable Annuity Account invests in a different Portfolio. Currently these include the Portfolios shown on the cover page of this prospectus.
Pro-rata Basis: values adjusted on a Pro-rata Basis means that the value being adjusted will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the value that is being adjusted immediately prior to the withdrawal,
(b)	is the total amount withdrawn, including any applicable charges, and
(c)	is the Contract Value immediately prior to the withdrawal.
Purchase Payments: amounts paid to us under your contract in consideration of the benefits provided.
Qualified Contract: A contract issued to an employer sponsored retirement plan or an individual retirement annuity or account that receives favorable tax treatment under Section 401, 404, 408, 408A or 457 of the Code. Currently, we issue Qualified Contracts that may include, but are not limited to, Traditional IRAs, Roth IRAs, and Simplified Employee Pension (SEP) IRAs.
Rate Sheet Prospectus Supplement: Supplements to the Prospectus that we periodically file with the SEC that provide and modify certain rates associated with optional living benefit riders. Rate Sheet Prospectus Supplements disclose the benefit base enhancement rate, Continuation Factor, and annual income percentage that will be available for new contract purchases for a specified period. Current Rate Sheet Prospectus Supplements are available to Owners at the time of new contract purchases.
Recapture: Recapture is a reimbursement to us for the Credit Enhancements we added to your contract that is applied as described in the Credit Enhancement and Recapture section of this prospectus.
Separate Account: a separate investment account for which the investment experience of its assets is separate from that of our other assets.
Sub-Account: a division of the Variable Annuity Account. Each Sub-Account invests in a different Portfolio.
Valuation Date or Valuation Days: each date on which a Portfolio is valued.
Variable Annuity: an annuity providing for payments varying in amount in accordance with the investment experience of the Portfolios.
Variable Annuity Account: a separate investment account called the Variable Annuity Account. The investment experience of its assets is separate from that of our other assets.
Variable Contract Value: the sum of your values in the Sub-Accounts of the Variable Annuity Account on any Valuation Date prior to the Annuity Commencement Date. After the Annuity Commencement Date, this is the value of any reserves that are used to support your Variable Annuity Payment on any Valuation Date.
We, Our, Us: Minnesota Life Insurance Company.
You, Your: the Owner.

How To Contact Us
We make it easy for you to find information on your annuity. Here’s how you can get the answers you need.
On the Internet
Visit our online servicing site 24 hours a day, 7 days a week at www.securian.com/myaccount.
Annuity Service Line
• Call our service line at 1-800-362-3141 to speak with one of our customer service representatives. They’re available Monday through Friday from 7:30 a.m. to 4:30 p.m. Central Time during normal business days.
By Mail
• Purchase Payments, service requests, and inquiries sent by regular mail should be sent to: Minnesota Life Annuity Services P.O. Box 64628 St. Paul, MN 55164-0628
• All overnight express mail should be sent to: Annuity Services A3-9999 400 Robert Street North St. Paul, MN 55101-2098

To receive a current copy of the MultiOption® Extra Variable Annuity Statement of Additional Information (SAI) without charge, call 1-800-362-3141, or complete and detach the following and send it to:
Minnesota Life Insurance Company Annuity Services P.O. Box 64628 St. Paul, MN 55164-0628
Name
Address
City	State	Zip
An Overview of Contract Features
Annuity Contracts
An annuity is a contract between an Owner and an insurance company, where the insurance company promises to pay you an income in the form of Annuity Payments. These payments begin on a designated date, referred to as the Annuity Commencement Date. An annuity contract may be “deferred” or “immediate”. An immediate annuity contract is one in which Annuity Payments begin right away, generally within a month or two after our receipt of your Purchase Payment, but no later than one year from the date of initial purchase. A deferred annuity delays your Annuity Payments until a later date. During this deferral period, also known as the accumulation period, your annuity Purchase Payments and any earnings accumulate on a tax deferred basis. Tax deferral means you are not taxed until you take money out of your annuity.

Type of Contract
The Contract is a Variable Annuity because the value of your contract can increase or decrease based on the investment experience of the Portfolios in the Separate Account. If you invest in the Separate Account, the amount of money you accumulate in your contract during the accumulation phase depends upon the performance of the Portfolios you select. You can lose money for amounts you allocate to the Separate Account. If you choose a Variable Annuity for the income phase, the amount of Annuity Payments you receive from the Separate Account also depend upon the investment performance of your Portfolios. Guarantees provided by the insurance company as to the benefits promised in the Contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.
Below is a summary of certain contract features and expenses. Please see the corresponding section of the prospectus for complete details, restrictions or limitations that may apply. Your Contract has a right of cancellation which is described in detail in the section entitled “Right of Cancellation or Free Look”. Charges that apply to your Contract may be found in the section entitled “Contract Charges and Fees”.
State variations of certain features may exist and the Contract may not be available in every state. The state in which your Contract is issued governs whether or not certain features, riders, charges or fees are available or will vary under your Contract. These variations are reflected in your Contract and in riders or endorsements to your Contract. In addition, we may offer other Variable Annuity contracts which could be more or less expensive, or have different benefits from this Contract. See your registered representative for more information and to help determine if this product is right for you.
Credit Enhancement
This annuity is also known as a “bonus” annuity because each time that you make a Purchase Payment, during the first Contract Year and prior to the first Contract Anniversary, we will credit an amount to your Contract Value called a Credit Enhancement. The amount of the Credit Enhancement is equal to 7% of each Purchase Payment.
Credit enhancements will be allocated among the investment options in the same proportion as your Purchase Payment(s).
We will “Recapture” all or part of the Credit Enhancement(s) in certain circumstances.
•	We will Recapture Credit Enhancements if you cancel your contract under the “free look” provision;
•	We will Recapture Credit Enhancements added to your contract 12 months prior to your death, if a death benefit is paid (unless the contract is assumed by a surviving spouse); and
•	We may Recapture Credit Enhancements if you make a withdrawal or surrender request, or request to apply amounts to provide Annuity Payments (i.e., annuitize the contract) in the first seven years.
A more detailed discussion of the Credit Enhancement, vesting and Recapture is found in the section entitled “Credit Enhancement and Recapture”.
It might not be beneficial to purchase this contract if you know you will experience an event that will be subject to the Recapture provisions.

This contract has a longer deferred sales charge period and has higher expenses than many contracts that do not offer a Credit Enhancement. The Credit Enhancements applied to your contract may be more than offset by the higher expenses of the contract.
We offer other Variable Annuity contracts which do not include a Credit Enhancement, which have lower charges and a shorter deferred sales charge period. You should discuss your particular circumstances with your registered representative to be certain that a Variable Annuity with a Credit Enhancement, or bonus, is appropriate for you. Some of the factors you may wish to consider include:
•	The length of time you plan to continue to own the contract.
•	Your need for access to amounts held in the contract.
•	The frequency and amount of any anticipated withdrawals.
•	The amount of your Purchase Payments and when they will be received by us.
•	When you plan to annuitize your contract.
Purchase Payments:*
Initial Minimum	$10,000
Subsequent Payment Minimum	$500 ($100 for automatic payment plans)
*	Please note: If you intend to use this contract as part of a qualified retirement plan or IRA, the qualified plan or IRA may have contribution minimums which are different than those that apply to this contract. You should consult your tax advisor to ensure that you meet all of the requirements and limitations that may apply to your situation.
Investment Options:
DCA Fixed Account (new Purchase Payments only)	6 month option
DCA Fixed Account (new Purchase Payments only)	12 month option
† Guaranteed Term Account	3 year Guarantee Period* 5 year Guarantee Period* 7 year Guarantee Period* 10 year Guarantee Period*
Variable Annuity Account	See the list of Portfolios on the cover page
*	Subject to Market Value Adjustment on early withdrawal — see “General Information” for additional details. The 3 year period is not currently available.
†	Not available to contracts issued on or after June 1, 2011 (or such later date if approved later in your state).
Withdrawals:
Minimum Withdrawal Amount	$250
(Withdrawals and surrenders may be subject to deferred sales charges, Recapture of Credit Enhancements, and/or Market Value Adjustment depending upon how your Contract Value is allocated.)
In certain cases the deferred sales charge (“DSC”) is waived on withdrawal or surrender. The following DSC waivers are included in this contract if the withdrawal or surrender is after the first Contract Anniversary:
•	Nursing Home Waiver
•	Terminal Illness Waiver

State variations may apply to these waivers. See your representative and see “Contract Charges and Fees” for more details. The DSC is also waived at death and upon annuitization.
Death Benefit and Optional Death Benefits
We have suspended the availability of the following optional riders:
•	Highest Anniversary Value Death Benefit Option (effective December 7, 2012)
•	Premier Death Benefit Option (effective December 7, 2012)
•	Estate Enhancement Benefit Option (effective December 7, 2012)
Your contract provides a standard guaranteed minimum death benefit. Certain optional death benefits may also be selected for an additional charge and may provide the opportunity for a larger death benefit. The optional death benefits include:
•	Highest Anniversary Value II (HAV II) Death Benefit Option,
•	Premier II Death Benefit (PDB II) Option, and
•	MyPath™ Highest Anniversary Death Benefit (MyPath DB) (Single and Joint) Option. This rider is only available when you also elect to buy a MyPath Core Flex or MyPath Value optional living benefit rider.
In addition to the HAV II and PDB II optional riders, you may also elect the Estate Enhancement Benefit II (EEB II) Option for an additional charge. This optional contract rider provides for an additional amount to be included in the death benefit proceeds when the death benefit proceeds become payable under your contract. It is intended to provide additional amounts to help offset expenses that may be due upon your death, such as federal and state taxes that may be payable on any taxable gains in your contract.
Once you elect an optional rider, you may not cancel it. Please refer to the section entitled “Optional Death Benefits” later in the prospectus for a complete description of each rider, its benefits, limitations, and restrictions. Please also refer to the section entitled “Optional Contract Rider Charges” later in the prospectus for a complete description of the rider charges.
Allocation of Contract Values
You can change your allocation of future Purchase Payments by giving us written notice or a telephone call notifying us of the change. Before Annuity Payments begin, you may transfer all or a part of your Contract Value among the Portfolios and/or one or more of the Guarantee Periods of the Guaranteed Term Account, if available. A Market Value Adjustment may apply if you move amounts from the Guaranteed Term Account prior to the end of a Guarantee Period. After Annuity Payments begin, you may instruct us to transfer amounts held as annuity reserves among the Variable Annuity Sub-Accounts or to a Fixed Annuity, subject to some restrictions. During the annuity period, annuity reserves may only be transferred from a Variable Annuity to a Fixed Annuity; you may not transfer from Fixed Annuity reserves to Variable Annuity reserves.
Available Annuity Options
After the second Contract Anniversary you may choose to annuitize your contract.

The annuity options available include a life annuity; a life annuity with a period certain of 120 months, 180 months, or 240 months; a joint and last survivor annuity; and a period certain annuity. Each annuity option may be elected as a variable or Fixed Annuity or a combination of the two. Other annuity options may be available from us on request.
Other Optional Riders — No Longer Available
We have suspended the availability of the following optional riders:
•	MyPath Summit — Single and Joint Options (effective July 9, 2018)
•	MyPath Ascend — Single and Joint Options (effective October 15, 2014)
•	Guaranteed Minimum Income Benefit (effective October 4, 2013)
•	Encore Lifetime Income — Single (effective October 4, 2013)
•	Encore Lifetime Income — Joint (effective October 4, 2013)
•	Ovation Lifetime Income II — Single (effective October 4, 2013)
•	Ovation Lifetime Income II — Joint (effective October 4, 2013)
•	Ovation Lifetime Income — Single (effective May 15, 2012)
•	Ovation Lifetime Income — Joint (effective May 15, 2012)
•	Guaranteed Lifetime Withdrawal Benefit (effective August 1, 2010)
•	Guaranteed Lifetime Withdrawal Benefit II — Single Option (effective May 15, 2009)
•	Guaranteed Lifetime Withdrawal Benefit II — Joint Option (effective May 15, 2009)
•	Guaranteed Minimum Withdrawal Benefit (effective May 15, 2009)
•	Guaranteed Income Provider Benefit (effective March 1, 2010)
Certain other optional contract riders may also be available to you for an additional charge. These are sometimes referred to as “living benefits.” Only one living benefit may be elected on a contract. When you elect a living benefit rider (except for the Guaranteed Income Provider Benefit) your investment choices will be limited and you must allocate your entire Contract Value to an allocation plan permitted by us. Purchase payment amounts after your initial Purchase Payment may also be limited. Each optional contract rider may or may not be beneficial to you depending on your specific circumstances and how you intend to use your contract. For example, if you take withdrawals in excess of the annual guaranteed amount(s), it may adversely affect the benefit of the optional contract rider. Each rider also has a charge that applies to it. The charges are discussed in the section entitled “Optional Contract Rider Charges.”
MyPath Lifetime Income Optional Riders
We currently offer the following single and joint versions of optional living benefit riders, each of which is a guaranteed lifetime withdrawal benefit rider:
•	MyPath Core Flex (Single and Joint),
•	MyPath Ascend 2.0 (Single, Joint, and Joint 50),
•	MyPath Horizon (Single, Joint, and Joint 50), and
•	MyPath Value (Single and Joint).
Collectively, these optional riders, along with the MyPath Ascend (Single and Joint) optional riders, are sometimes referred to as the MyPath Lifetime Income optional riders.
Each of the MyPath Lifetime Income optional riders is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount beginning on or after a certain date (referred to as the benefit date) and continuing over the lifetime of the Designated Life (for Single versions), and over the lifetime of two Designated Lives (for Joint versions), regardless of the underlying Sub-Account performance. The amount received will be in the form of a withdrawal from your Contract Value if the Contract Value is greater than zero. If the Contract Value falls to zero, the amount received will be pursuant to the automatic payment phase. Please be aware that if you withdraw more than the guaranteed annual withdrawal amount, that withdrawal may adversely reduce the amount you can withdraw in future years, and as a result the benefit may be reduced or eliminated.
Additionally, please be aware that the withdrawal amount available with the MyPath Ascend 2.0 — Joint 50 and MyPath Horizon — Joint 50 riders will be reduced by applying a Continuation Factor on the Continuation Date. The Continuation Date is the Contract Anniversary following the first date we receive either a) due proof of death of a Designated Life, or b) your Written Request to remove a Designated Life due to divorce.
Once you elect one of these optional riders, you may not cancel it. Please refer to the section entitled “Other Contract Options (Living Benefits)” later in the prospectus for a complete description of each rider, its benefits, and its limitations and restrictions. Please also refer to the section entitled “Optional Contract Rider Charges” later in the prospectus for a complete description of the rider charges.
Guaranteed Minimum Income Benefit (GMIB)
Effective October 4, 2013, this option is no longer available.
This contract option provides for a guaranteed minimum Fixed Annuity benefit, when elected on certain benefit dates, to protect against negative investment performance you may experience during your contract’s accumulation period. If you do not annuitize your contract, you will not utilize the guaranteed Fixed Annuity benefit this option provides. If you do not intend to annuitize, this option may not be appropriate for you. The GMIB annuity payout rates are conservative so the Annuity Payments provided by this rider may be less than the same Annuity Payment option available under the base contract, even if the benefit base is greater than the Contract Value. Once you elect this option it cannot be canceled. This rider does not guarantee an investment return in your contract or a minimum Contract Value. Withdrawals from your contract will reduce the benefit you receive if you annuitize under this rider and there are limitations on how your Contract Value may be allocated if you purchase this rider. If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your Contract Value to zero terminates the rider and the contract. If you anticipate having to make numerous withdrawals from the contract, this rider may not be appropriate. See the section of this Prospectus entitled “Other Contract Options (Living Benefits)” for a complete description of the GMIB rider.
Encore Lifetime Income — Single (Encore — Single)
Effective October 4, 2013, this option is no longer available.
Encore-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount, generally over the Owner’s life, regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value, if the Contract Value is greater than zero, or in the form of Annuity Payments. In each Contract Year, beginning on the later of the rider issue date or the Contract Anniversary following the 59th birthday of the oldest Owner (or Annuitant in the case of a non-natural Owner) (the “benefit date”), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the Owner’s death (or in the case of Joint Owners, until the first death). The GAI amount is based on the age of the oldest Owner and ranges from 4% to 6% of the benefit base. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your Contract Value. If you purchase this rider, there are limitations on how funds may be invested and the entire Contract Value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Encore-Single rider.
This rider differs, in part, from the GLWB rider in that the Encore-Single benefit base, on which the GAI is based, has the potential to increase annually; while the GLWB provides the potential for the GAI to increase every 3 years.
Encore Lifetime Income — Joint (Encore — Joint)
Effective October 4, 2013, this option is no longer available.
Encore-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Encore-Single, however, this rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount beginning on the later of the rider issue date or the Contract Anniversary following the 59th birthday of the youngest “Designated Life” and continuing over the lifetime of two “Designated Lives” regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value, if the Contract Value is greater than zero, or in the form of Annuity Payments. In each Contract Year, beginning on the later of the rider issue date or the Contract Anniversary following the 59th birthday of the youngest Designated Life (the “benefit date”) you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4% to 6% of the benefit base. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your Contract Value. If you purchase this rider, there are limitations on how funds may be invested and the entire Contract Value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Encore-Joint rider.
This rider differs, in part, from the GLWB rider in that GLWB does not offer a “joint” version of the rider and the Encore-Joint benefit base, on which the GAI is based, has the potential to increase annually as opposed to the GAI under GLWB which has the potential to increase every 3 years.
Ovation Lifetime Income II — Single (Ovation II — Single)
Effective October 4, 2013, this option is no longer available.
Ovation II-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount, generally over the Owner’s life, regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero and will be pursuant to the automatic payment phase if the Contract Value falls to zero. In each Contract Year, beginning on the later of the rider effective date or the Contract Anniversary following the 59th birthday of the oldest Owner

(or Annuitant in the case of a non-natural Owner) (the “benefit date”), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the Owner’s death (or in the case of Joint Owners, until the first death). The GAI amount is based on the age of the oldest Owner and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides (including terminating the 200% benefit base guarantee) and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your Contract Value. If you purchase this rider, there are limitations on how funds may be invested and the entire Contract Value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation II-Single rider.
This rider differs, in part, from the Encore-Single rider in that the Ovation II-Single rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals. However, the Encore-Single rider may provide for the return of any remaining benefit base in the event of death, while the Ovation II-Single rider does not provide any benefit at death.
This rider differs, in part, from the GMIB rider in that the Ovation II-Single rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through Fixed Annuity Payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation II-Single. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional Purchase Payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation II-Single rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial professional.
Ovation Lifetime Income II — Joint (Ovation II — Joint)
Effective October 4, 2013, this option is no longer available.
Ovation II-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation II-Single, however, this rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount beginning on the later of the rider effective date or the Contract Anniversary following the 59th birthday of the youngest “Designated Life” and continuing over the lifetime of two “Designated Lives” regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero and will be pursuant to the automatic payment phase if the Contract Value falls to zero. In each Contract Year, beginning on the later of the rider effective date or the Contract Anniversary following the 59th birthday of the youngest Designated Life (the “benefit date”) you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4.0% to 6.0% of the benefit base. Once you elect this rider it cannot be cancelled. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides (including terminating the 200% benefit base guarantee) and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your Contract Value. If you purchase this rider, there are limitations on how funds may be invested and the entire Contract Value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation II-Joint rider.
This rider differs, in part, from the Encore-Joint rider in that the Ovation II-Joint rider has a lower current charge and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals in the future. However, the Encore-Joint rider may provide for the return of any remaining benefit base in the event of the death of both Designated Lives, while the Ovation II-Joint rider does not provide any benefit at death and has a higher maximum charge than the Encore-Joint rider.
This rider differs, in part, from the GMIB rider in that the Ovation II-Joint rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through Fixed Annuity Payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation II-Joint. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional Purchase Payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation II-Joint rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial professional.
Ovation Lifetime Income — Single (Ovation — Single)
Effective May 15, 2012, this option is no longer available.
Ovation-Single is a guaranteed lifetime withdrawal benefit. This contract option is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount, generally over the Owner’s life, regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero and will be pursuant to the automatic payment phase if the Contract Value falls to zero. In each Contract Year, beginning on the later of the rider effective date or the Contract Anniversary following the 59th birthday of the oldest Owner (or Annuitant in the case of a non-natural Owner) (the “benefit date”), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the Owner’s death (or in the case of Joint Owners, until the first death). The GAI amount is based on the age of the oldest Owner and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your Contract Value. If you purchase this rider, there are limitations on how funds may be invested and the entire Contract Value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation-Single rider.

This rider differs, in part, from the Encore-Single rider in that the Ovation-Single rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals. However, the Encore-Single rider may provide for the return of any remaining benefit base in the event of death, while the Ovation-Single rider does not provide any benefit at death.
This rider also differs, in part, from the GMIB rider in that the Ovation-Single rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through Fixed Annuity Payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation-Single. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional Purchase Payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation-Single rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial professional.
Ovation Lifetime Income — Joint (Ovation — Joint)
Effective May 15, 2012, this option is no longer available.
Ovation-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation-Single, however, this rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount beginning on the later of the rider effective date or the Contract Anniversary following the 59th birthday of the youngest “Designated Life” and continuing over the lifetime of two “Designated Lives” regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero and will be pursuant to the automatic payment phase if the Contract Value falls to zero. In each Contract Year, beginning on the later of the rider effective date or the Contract Anniversary following the 59th birthday of the youngest Designated Life (the “benefit date”) you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The GAI amount is based on the age of the youngest Designated Life and ranges from 4.5% to 6.5% of the benefit base. Once you elect this rider it cannot be cancelled. Since the benefits of this rider are accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this option may not be appropriate for you. Withdrawals taken prior to the benefit date or in excess of the GAI reduce the benefits this rider provides and may prematurely terminate the contract and the rider. This rider does not guarantee any investment return in your Contract Value. If you purchase this rider, there are limitations on how funds may be invested and the entire Contract Value must be allocated to an approved allocation plan. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for important details about approved allocation plans, investment and withdrawal limitations and other restrictions when purchasing the Ovation-Joint rider.
This rider differs, in part, from the Encore-Joint rider in that the Ovation-Joint rider has increased GAI percentages and the potential to provide a greater benefit base for those who delay withdrawals which may result in the ability to take larger guaranteed withdrawals in the future. However, the Encore-Joint rider may provide for the return of any remaining benefit base in the event of the death of both Designated Lives, while the Ovation-Joint rider does not provide any benefit at death.

This rider also differs, in part, from the GMIB rider in that the Ovation-Joint rider provides for guaranteed lifetime withdrawals from the contract, while the GMIB rider provides for guaranteed lifetime income through Fixed Annuity Payments. The GMIB rider is an annuitization benefit, not a withdrawal benefit like Ovation-Joint. Lifetime withdrawal benefits allow you to retain more flexibility in the underlying contract, such as the ability to make additional Purchase Payments and to adjust the amount and frequency of withdrawals. Annuitization does not provide as much flexibility, but may provide a larger amount of income, depending on the option elected. If you intend to take regular withdrawals from your contract, which do not exceed the GAI, then the Ovation-Joint rider may be more appropriate for you than the GMIB rider. Your choice of a rider is based on your particular circumstances, so you should consult with your financial professional.
Guaranteed Lifetime Withdrawal Benefit (GLWB)
Effective August 1, 2010, this option is no longer available.
This contract option is designed to provide a benefit that guarantees the Owner a minimum withdrawal amount, generally over their life regardless of underlying Sub-Account performance. It allows an Owner to take withdrawals from their contract each Contract Year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest Owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). This option allows an Owner to take these withdrawals from the contract for the longer of: a) the duration of the Owner’s life (or in the case of Joint Owners, the lifetime of the first Joint Owner to die) or, b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. This rider does not guarantee an investment return in your Contract Value.
Guaranteed Lifetime Withdrawal Benefit II-Single Option (GLWB II-Single)
Effective May 15, 2009, this option is no longer available.
This contract option is also designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount, generally over the Owner’s life, regardless of underlying Sub-Account performance. Beginning on the later of the Contract Anniversary following the oldest Owner’s 59th birthday or the date this contract option is added, it allows an Owner to take withdrawals from the contract each Contract Year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit (GWB). The GWB amount is equal to the initial Purchase Payment if this rider is added at contract issue. If the rider is added on a subsequent anniversary, the initial GWB will be equal to the Contract Value on the effective date of the rider. This option allows an Owner to take these withdrawals from the contract for the longer of: a) the duration of the Owner’s life (or in the case of Joint Owners, the lifetime of the first Joint Owner to die) or, b) until the GWB is reduced to zero. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. This rider does not guarantee an investment return in your Contract Value.
This optional rider differs, in part, from either of the GLWB II riders (single or joint) below in that the GAI amount is based on the age of the oldest Owner and has a range of 4.0% to 6.0%; while the GLWB II riders have a set GAI amount of 5.0%.

Guaranteed Lifetime Withdrawal Benefit II-Joint Option (GLWB II-Joint)
Effective May 15, 2009, this option is no longer available.
This contract option is also designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II — Single Life Option. However its guarantee is over the lifetime of both “designated lives”, (instead of a single life) regardless of underlying Sub-Account performance. Beginning on the later of the Contract Anniversary following the youngest Designated Life’s 59th birthday or the date this contract option is added, it allows an Owner to take withdrawals from the contract each Contract Year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit (GWB). The GWB amount is equal to the initial Purchase Payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the Contract Value on the effective date of the rider. This option allows an Owner to take these withdrawals from the contract for the longer of: a) the duration of the both designated lives, or, b) until the GWB is reduced to zero. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. This rider does not guarantee an investment return in your Contract Value.
Guaranteed Minimum Withdrawal Benefit (GMWB)
Effective May 15, 2009, this option is no longer available.
This contract option provides for a guarantee that allows an Owner to withdraw an amount from the contract each Contract Year up to a specified maximum amount, known as the Guaranteed Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. A detailed explanation of how these amounts are calculated is provided in the section of this Prospectus describing this contract option. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. This rider does not guarantee an investment return in your Contract Value.
Guaranteed Income Provider Benefit Option (GIPB)
Effective March 1, 2010, this option is no longer available.
This contract option provides for a guaranteed minimum fixed income benefit if you elect certain annuity options. It is designed to provide a guaranteed level of annuity income regardless of the actual investment performance that you experience during your accumulation period. If you do not intend to annuitize your contract, you will not receive the benefit of this option, and therefore this option may not be appropriate for you. Once you elect this contract option you may not change or terminate the option. This rider does not guarantee an investment return in your Contract Value.
Contract Charges and Expenses
The following contract expense information is intended to illustrate the expenses of your Variable Annuity contract. All expenses shown are rounded to the nearest dollar.
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment options.

State premium taxes may also be deducted and range from 0% to 3.5%, depending on applicable law. The Credit Enhancements are not treated as Purchase Payments under the contract. Therefore, the deferred sales charge does not apply to any Credit Enhancement. Credit enhancements vest over 7 years and may be subject to Recapture during that time. Please see the section entitled “Credit Enhancement and Recapture” for additional details.
Contract Owner Transaction Expenses
Sales Load Imposed on Purchases
(as a percentage of purchase payments)	None
Deferred Sales Charge (as a percentage of Purchase Payments)
•	Deferred Sales Charges may apply to withdrawals, partial surrenders and surrenders.

Years Since Purchase Payment	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7-8	8-9	9 and thereafter
Deferred Sales Charge	6.5%	6.5%	5.9%	5.9%	5.9%	5%	4%	3%	2%	0%
Credit Enhancement Recapture Schedule
(assumes a withdrawal exceeding the “free amount”)1
Contract Year	Issue up to 1st Anniversary (Contract Year 1)	2	3	4	5	6	7	8
Recapture Percentage of Credit Enhancement	100%	85.71%	71.43%	57.14%	42.86%	28.57%	14.29%	0%

[1]	The “free amount” during the first Contract Year is equal to 10% of the Purchase Payments not previously withdrawn. After the first Contract Year, it is equal to 10% of the sum of the Purchase Payments received within nine years and not previously withdrawn as of the most recent Contract Anniversary. Additional discussion of the “free amount” may be found in the section entitled “Deferred Sales Charge”.
(for a complete discussion of how Recapture applies and vesting of the Credit Enhancement see the section entitled “Credit Enhancement and Recapture”)
Transfer Fee*
Maximum Transfer Charge	$10*
Current Transfer Charge	None
*	(We reserve the right to impose a $10 charge for each transfer when transfer requests exceed 12 in a single Contract Year. Currently this fee is waived.)
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Portfolio company fees and expenses.
Annual Maintenance Fee**	$35
**	(Applies only to contracts where the greater of the Contract Value or Purchase Payments, less withdrawals, is less than $75,000 on the Contract Anniversary and at surrender. Does not apply after annuitization.)
Separate Account Annual Expenses (as a percentage of Variable Contract Value)

Before Annuity Payments Commence
Base Contract Separate Account Charges
Mortality and Expense Risk Fee
Contract Years 1 through 9	1.70%
Contract Years 10 and after	1.10%
Administrative Fee	0.15%
Total Base Contract Separate Account Annual
Expenses (No Optional Riders)
Contract Years 1 through 9	1.85%
Contract Years 10 and after	1.25%
Optional Death Benefit Separate Account Charges
Highest Anniversary Value (HAV)*	0.15%
Premier Death Benefit (PDB)*	0.35%
Estate Enhancement Benefit (EEB)*	0.25%
Estate Enhancement Benefit II (EEB II)	0.25%
*	Effective December 7, 2012, you are no longer able to elect these options.
Other Optional Separate Account Charges
Guaranteed Income Provider Benefit (GIPB)*	0.50%
*	This option may not be elected after March 1, 2010.
Maximum Possible Separate Account Charge Combinations
	Contract Years 1 through 9	Contract Years 10 and after
Base Contract + PDB + EEB + GIPB	2.95%	2.35%
•	The GIPB option may not be elected after March 1, 2010.
•	Effective December 7, 2012, you are no longer able to elect PDB or EEB.
(The HAV II, PDB II, MyPath DB, GMIB, GMWB, GLWB, GLWB II, Encore, Ovation, Ovation II and each of the MyPath Lifetime Income optional rider options are not included with the above charges because these charges are calculated on a different basis than the above-described charges.)
Other Optional Benefit Charges
Optional Rider	Maximum Possible Charge Annual Percentage	Current Benefit Charge Annual Percentage	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Benefit Charge is deducted on each:
Optional Death Benefit Riders Currently Offered
Highest Anniversary Value II (HAV II) Death Benefit Charge	0.30%	0.30%	Death Benefit	Quarterly Contract Anniversary
Premier II Death Benefit (PDB II) Charge	0.80%	0.80%	Death Benefit	Quarterly Contract Anniversary
MyPath Highest Anniversary Death Benefit – Single and Joint (MyPath DB) Charge	0.40%	0.40%	Highest Anniversary Death Benefit	Quarterly Contract Anniversary

Optional Rider	Maximum Possible Charge Annual Percentage	Current Benefit Charge Annual Percentage	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Benefit Charge is deducted on each:
Optional Living Benefit Riders Currently Offered
MyPath Core Flex – Single Charge	2.00%	1.20%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Core Flex – Joint Charge	2.00%	1.30%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Ascend 2.0 – Single Charge	2.25%	1.40%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Ascend 2.0 – Joint Charge	2.25%	1.50%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Ascend 2.0 – Joint 50 Charge	2.25%	1.50%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Horizon – Single Charge	2.25%	1.50%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Horizon – Joint Charge	2.25%	1.50%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Horizon – Joint 50 Charge	2.25%	1.50%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Value – Single Charge (Contracts Applied for Before May 1, 2017)	1.00%	0.45%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Value – Joint Charge (Contracts Applied for Before May 1, 2017)	1.00%	0.55%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Value – Single Charge (Contracts Applied for On or After May 1, 2017)	1.00%	0.55%	Greater of Contract Base or Benefit Base	Quarterly Contract Anniversary
MyPath Value – Joint Charge (Contracts Applied for On or After May 1, 2017)	1.00%	0.65%	Greater of Contract Base or Benefit Base	Quarterly Contract Anniversary
Optional Living Benefit Riders No Longer Offered
MyPath Summit – Single Charge	2.25%	1.40%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Summit – Joint Charge	2.25%	1.50%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Ascend – Single Charge	2.25%	1.40%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
MyPath Ascend – Joint Charge	2.25%	1.50%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary

Optional Rider	Maximum Possible Charge Annual Percentage	Current Benefit Charge Annual Percentage	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Benefit Charge is deducted on each:
Guaranteed Minimum Income Benefit (GMIB) Charge	1.50%	0.95%	Benefit Base	Contract Anniversary
Encore Lifetime Income – Single (Encore-Single) Charge	1.75%	1.10%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
Encore Lifetime Income – Joint (Encore- Joint) Charge	2.00%	1.30%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
Ovation Lifetime Income II – Single Charge	2.25%	1.20%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
Ovation Lifetime Income II – Joint Charge	2.50%	1.20%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
Guaranteed Minimum Withdrawal Benefit (GMWB) Charge	1.00%	0.50%	Guaranteed Withdrawal Benefit	Quarterly Contract Anniversary
Guaranteed Lifetime Withdrawal Benefit (GLWB) Charge	0.60%	0.60%	Contract Value	Quarterly Contract Anniversary
Guaranteed Lifetime Withdrawal Benefit II – Single (GLWB II-Single) Charge	1.00%	0.60%	Greater of Contract Value or Guaranteed Withdrawal Benefit	Quarterly Contract Anniversary
Guaranteed Lifetime Withdrawal Benefit II – Joint (GLWB II-Joint) Charge	1.15%	0.75%	Greater of Contract Value or Guaranteed Withdrawal Benefit	Quarterly Contract Anniversary
Ovation Lifetime Income – Single (Ovation-Single) Charge	1.75%	1.15%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
Ovation Lifetime Income – Joint (Encore-Joint) Charge	2.50%	1.65%	Greater of Contract Value or Benefit Base	Quarterly Contract Anniversary
The next item shows the minimum and maximum total operating expenses charged by the Portfolios (before any waivers or reimbursements) that you may pay periodically during the time that you own the contract. More detail concerning each of the Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.
	Minimum	Maximum
Total Annual Portfolio Company Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.45%	1.87%
State premium taxes may also be deducted ranging from 0% to 3.5% depending on applicable law. See “Premium Tax” for more information.

Contract Owner Expense Example
This example is intended to help you compare the cost of investing in the contract with the cost of investing in other Variable Annuity contracts. These costs include Owner transaction expenses, annual maintenance fees, Separate Account annual expenses, and Portfolio company fees and expenses.
Please note:
•	You may elect only one optional living benefit rider on the contract.
•	You may not elect the HAV II, PDB II, or the EEB II with any optional living benefit rider.
•	You may only elect MyPath DB along with the MyPath Core Flex or MyPath Value optional living benefit riders.
The example assumes that you invest a single $10,000 Purchase Payment in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year, and uses the Separate Account annual expenses before Annuity Payments commence. The example does not reflect the Credit Enhancement or any Recapture. The example is shown using both the least expensive Portfolio (Minimum Fund Expenses) and the most expensive Portfolio (Maximum Fund Expenses) before any reimbursements, with the most expensive contract design over the time period:
•	Base + MyPath DB — Joint + MyPath Core Flex — Joint
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	If you surrendered your contract at the end of the applicable time period				If you annuitize at the end of the applicable time period or you do not surrender your contract
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Maximum Fund Expenses
Base + MyPath DB — Joint + MyPath Core Flex — Joint	$1,262	$2,448	$3,720	$6,348	$ 612	$1,858	$3,130	$6,348
Minimum Fund Expenses
Base + MyPath DB - Joint + MyPath Core Flex — Joint	$1,124	$2,045	$ 3,074	$5,194	$474	$1,455	$2,484	$5,194
Note: In the above example, the charge for MyPath Core Flex — Joint assumes the maximum annual fee rate of 2.00% applies for each of the years. If your rider charge is not at the maximum annual fee rate, then your expenses would be less than those shown above.
Different fees and expenses not reflected in the examples above apply after Annuity Payments commence. Please see the section entitled “Contract Charges and Fees” for a discussion of those expenses. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
After Annuity Payments Commence (as a percentage of Variable Contract Value)
The next section shows the periodic fees and charges that apply to your contract after you have annuitized it.

Separate Account Based Charges
Mortality and Expense Risk Fee	1.20%
Administrative Fee	0.15%
Total Base Contract Separate Account Annual Expenses (No Optional Riders)	1.35%
Optional Death Benefit Separate Account Charges	Not Applicable
Other Optional Separate Account Charges	Not Applicable
Other Charges
Other Optional Benefit Charges taken from Contract Value	Not Applicable
Condensed Financial Information and Financial Statements
The financial history of each Sub-Account may be found in the appendix under the heading “Condensed Financial Information and Financial Statements.” The complete financial statements of the Variable Annuity Account and Minnesota Life are included in the Statement of Additional Information.
The Portfolios
Below is a list of the Portfolios, their investment adviser and/or investment sub-adviser, and investment objective. Prospectuses for the Portfolios contain more detailed information about each Portfolio, including discussion of the Portfolio’s investment techniques and risks associated with its investments. No assurance can be given that a Portfolio will achieve its investment objective. You should carefully read these prospectuses before investing in the contract. Please contact us to receive a copy of the Portfolio prospectuses. If you received a summary prospectus for a Portfolio, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Portfolio prospectus.
Fund Name	Investment Adviser	Investment Objective
AB Variable Products Series Fund, Inc.
Dynamic Asset Allocation Portfolio – Class B Shares*	AllianceBernstein L.P.	Seeks to maximize total return consistent with the Adviser’s determination of reasonable risk.
International Value Portfolio – Class B Shares	AllianceBernstein L.P.	The Portfolio’s investment objective is long-term growth of capital.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. International Growth Fund – Series II Shares	Invesco Advisers, Inc.	Seeks capital appreciation.
Invesco Oppenheimer V.I. Main Street Small Cap Fund® – Series II Shares	Invesco Advisers, Inc..	Seeks capital appreciation.
Invesco V.I. American Value Fund – Series II Shares	Invesco Advisers, Inc.	Long-term capital appreciation.
Invesco V.I. Comstock Fund – Series II Shares	Invesco Advisers, Inc.	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
Invesco V.I. Equity and Income Fund – Series II Shares	Invesco Advisers, Inc.	Seeks capital appreciation and current income.
Invesco V.I. Growth and Income Fund – Series II Shares	Invesco Advisers, Inc.	Seeks long-term growth of capital and income.

Fund Name	Investment Adviser	Investment Objective
Invesco V.I. Small Cap Equity Fund – Series II Shares	Invesco Advisers, Inc.	Long-term growth of capital.
ALPS Variable Investment Trust (Morningstar)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II Shares	ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	Seeks to provide investors with capital appreciation.
Morningstar Balanced ETF Asset Allocation Portfolio – Class II Shares	ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	Seeks to provide investors with capital appreciation and some current income.
Morningstar Conservative ETF Asset Allocation Portfolio – Class II Shares	ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	Seeks to provide investors with current income and preservation of capital.
Morningstar Growth ETF Asset Allocation Portfolio – Class II Shares	ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	Seeks to provide investors with capital appreciation.
Morningstar Income and Growth ETF Asset Allocation Portfolio – Class II Shares	ALPS Advisors, Inc. Sub-Adviser: Morningstar Investment Management LLC	Seeks to provide investors with current income and capital appreciation.
American Century Variable Portfolios, Inc.
VP Income & Growth Fund – Class II Shares	American Century Investment Management, Inc.	The fund seeks capital growth by investing in common stocks. Income is a secondary objective.
American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund – Class II Shares	American Century Investment Management, Inc.	The fund pursues long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®
Capital World Bond Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide you, over the long term, with a high level of total return consistent with prudent investment management. Total return comprises the income generated by the fund and the changes in the market value of the fund’s investments.
Global Growth Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide long-term growth of capital.
Global Small Capitalization Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide long-term growth of capital.
Growth Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide growth of capital.
Growth-Income Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objectives are to achieve long-term growth of capital and income.
International Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide long-term growth of capital.
New World Fund® – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is long-term capital appreciation.
U.S. Government/AAA-Rated Securities Fund – Class 2 Shares	Capital Research and Management Company	The fund’s investment objective is to provide a high level of current income consistent with preservation of capital.

Fund Name	Investment Adviser	Investment Objective
Fidelity ® Variable Insurance Products Funds
Equity-Income Portfolio – Service Class 2 Shares	Fidelity Management & Research Company LLC (FMR) Sub-Adviser: Other investment advisers serve as sub-advisers for the fund.	Seeks reasonable income.
Mid Cap Portfolio – Service Class 2 Shares	Fidelity Management & Research Company LLC (FMR) Sub-Adviser: Other investment advisers serve as sub-advisers for the fund.	Seeks long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Shares VIP Fund – Class 2 Shares	Franklin Mutual Advisers, LLC	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.
Franklin Small Cap Value VIP Fund – Class 2 Shares	Franklin Mutual Advisers, LLC	Seeks long-term total return..
Franklin Small-Mid Cap Growth VIP Fund – Class 2 Shares	Franklin Advisers, Inc.	Seeks long-term capital growth.
Templeton Developing Markets VIP Fund – Class 2 Shares	Templeton Asset Management Ltd.	Seeks long-term capital appreciation.
Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Global Trends Allocation Fund – Service Shares	Goldman Sachs Asset Management, L.P.	Seeks total return while seeking to provide volatility management.
Goldman Sachs VIT High Quality Floating Rate Fund – Service Shares	Goldman Sachs Asset Management, L.P.	Seeks to provide a high level of current income, consistent with low volatility of principal.
Ivy Variable Insurance Portfolios
Ivy VIP Asset Strategy – Class II Shares	Ivy Investment Management Company	To seek to provide total return.
Ivy VIP Balanced – Class II Shares	Ivy Investment Management Company	To seek to provide total return through a combination of capital appreciation and current income.
Ivy VIP Core Equity – Class II Shares	Ivy Investment Management Company	To seek to provide capital growth and appreciation.
Ivy VIP Global Growth – Class II Shares	Ivy Investment Management Company	To seek to provide growth of capital.
Ivy VIP High Income – Class II Shares	Ivy Investment Management Company	To seek to provide total return through a combination of high current income and capital appreciation.
Ivy VIP International Core Equity – Class II Shares	Ivy Investment Management Company	To seek to provide capital growth and appreciation.
Ivy VIP Mid Cap Growth – Class II Shares	Ivy Investment Management Company	To seek to provide growth of capital.
Ivy VIP Natural Resources – Class II Shares	Ivy Investment Management Company Sub-Adviser: Mackenzie Financial Management Company	To seek to provide capital growth and appreciation.
Ivy VIP Science and Technology – Class II Shares	Ivy Investment Management Company	To seek to provide growth of capital.
Ivy VIP Small Cap Core – Class II Shares	Ivy Investment Management Company	To seek to provide capital appreciation.

Fund Name	Investment Adviser	Investment Objective
Ivy VIP Small Cap Growth – Class II Shares	Ivy Investment Management Company	To seek to provide growth of capital.
Ivy VIP Value – Class II Shares	Ivy Investment Management Company	To seek to provide capital appreciation.
Ivy VIP Pathfinder Moderate – Managed Volatility – Class II Shares*	Ivy Investment Management Company Sub-Adviser: Securian Asset Management, Inc.	To seek to provide total return consistent with a moderate level of risk as compared to the other Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.
Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility – Class II Shares*	Ivy Investment Management Company Sub-Adviser: Securian Asset Management, Inc.	Seeks to provide growth of capital, but also to seek income consistent with a moderately aggressive level of risk as compared to the other Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.
Ivy VIP Pathfinder Moderately Conservative – Managed Volatility – Class II Shares*	Ivy Investment Management Company Sub-Adviser: Securian Asset Management, Inc.	Seeks to provide total return consistent with a moderately conservative level of risk as compared to the other Ivy VIP Pathfinder Managed Volatility Portfolios, while seeking to manage volatility of investment return.
Janus Aspen Series
Janus Henderson Balanced Portfolio – Service Shares	Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Janus Henderson Flexible Bond Portfolio – Service Shares	Janus Capital Management LLC	Seeks to obtain maximum total return, consistent with preservation of capital.
Janus Henderson Forty Portfolio – Service Shares	Janus Capital Management LLC	Seeks long-term growth of capital.
Janus Henderson Mid Cap Value Portfolio – Service Shares	Janus Capital Management LLC Sub-Adviser: Perkins Investment Management LLC	Seeks capital appreciation.
Janus Henderson Overseas Portfolio – Service Shares	Janus Capital Management LLC	Seeks long-term growth of capital.
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Small Cap Growth Portfolio – Class II Shares	Legg Mason Partners Fund Advisor, LLC Sub-Adviser: ClearBridge Investments, LLC	Seeks long-term growth of capital.
MFS ® Variable Insurance Trust
MFS ® Mid Cap Growth Series – Service Class	Massachusetts Financial Services Company	The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval.
MFS ® Variable Insurance Trust II
MFS ® International Intrinsic Value Portfolio – Service Class	Massachusetts Financial Services Company	To seek capital appreciation.

Fund Name	Investment Adviser	Investment Objective
Morgan Stanley Variable Insurance Fund, Inc.
Emerging Markets Equity Portfolio – Class II Shares	Morgan Stanley Investment Management Inc. Sub-Adviser: Morgan Stanley Investment Management Company	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Sustainable Equity Portfolio – S Class Shares	Neuberger Berman Investment Advisers LLC	The fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.
Northern Lights Variable Trust (TOPS)
TOPS ® Managed Risk Balanced ETF Portfolio – Class 2 Shares*	ValMark Advisers, Inc. Sub-Adviser: Milliman, Inc.	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS ® Managed Risk Flex ETF Portfolio*	ValMark Advisers, Inc. Sub-Adviser: Milliman, Inc.	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.
TOPS ® Managed Risk Growth ETF Portfolio – Class 2 Shares*	ValMark Advisers, Inc. Sub-Adviser: Milliman, Inc.	Seeks capital appreciation with less volatility than the equity markets as a whole.
TOPS ® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares*	ValMark Advisers, Inc. Sub-Adviser: Milliman, Inc.	Seeks capital appreciation with less volatility than the equity markets as a whole.
PIMCO Variable Insurance Trust
PIMCO VIT Global Diversified Allocation Portfolio – Advisor Class Shares*	Pacific Investment Management Company LLC (“PIMCO”)	Seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index 40% Bloomberg Barclays U.S. Aggregate Index.
PIMCO VIT Low Duration Portfolio – Advisor Class Shares	Pacific Investment Management Company LLC (“PIMCO”)	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
PIMCO VIT Total Return Portfolio – Advisor Class Shares	Pacific Investment Management Company LLC (“PIMCO”)	Seeks maximum total return, consistent with preservation of capital and prudent investment management.
Putnam Variable Trust
Putnam VT Equity Income Fund – Class IB Shares	Putnam Investment Management, LLC	Seeks capital growth and current income.
Putnam VT Growth Opportunities Fund – Class IB Shares	Putnam Investment Management, LLC	Seeks capital appreciation.
Putnam VT International Equity Fund – Class IB Shares	Putnam Investment Management, LLC	Seeks capital appreciation.
Putnam VT Sustainable Leaders Fund – Class IB Shares	Putnam Investment Management, LLC	Seeks long-term capital appreciation.

Fund Name	Investment Adviser	Investment Objective
Securian Funds Trust
SFT Core Bond Fund – Class 2 Shares	Securian Asset Management, Inc.	Seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Portfolio also seeks preservation of capital as a secondary objective.
SFT Dynamic Managed Volatility Fund*	Securian Asset Management, Inc.	Seeks to maximize risk-adjusted total return relative to its blended benchmark index comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the Benchmark Index).
SFT Government Money Market Fund	Securian Asset Management, Inc.	Seeks maximum current income to the extent consistent with liquidity and the preservation of capital. (1)
SFT Index 400 Mid-Cap Fund – Class 2 Shares	Securian Asset Management, Inc.	Seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s 400 MidCap Index (the S&P 400).
SFT Index 500 Fund – Class 2 Shares	Securian Asset Management, Inc.	Seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500).
SFT International Bond Fund – Class 2 Shares	Securian Asset Management, Inc. Sub-Adviser: Franklin Advisers, Inc.	Seeks to maximize current income, consistent with the protection of principal.
SFT IvySM Growth Fund	Securian Asset Management, Inc. Sub-Adviser: Ivy Investment Management Company	Seeks to provide growth of capital.
SFT IvySM Small Cap Growth Fund	Securian Asset Management, Inc. Sub-Adviser: Ivy Investment Management Company	Seeks to provide growth of capital.
SFT Managed Volatility Equity Fund*	Securian Asset Management, Inc.	Seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index (the Benchmark Index).
SFT Real Estate Securities Fund – Class 2 Shares	Securian Asset Management, Inc.	Seeks above average income and long-term growth of capital.
SFT T. Rowe Price Value Fund	Securian Asset Management, Inc. Sub-Adviser: T. Rowe Price Associates, Inc.	Seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
SFT Wellington Core Equity Fund – Class 2 Shares	Securian Asset Management, Inc. Sub-Adviser: Wellington Management Company LLP	Seeks growth of capital.

(1)	Although the SFT Government Money Market Fund seeks to preserve its net asset value at $1.00, per share, it cannot guarantee it will do so. An investment in the SFT Government Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. The SFT Government Money Market Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the SFT Government Money Market Fund at any time. In addition, because of expenses incurred by sub-accounts in the Variable Annuity Account, during extended periods of low interest rates, the yield of the sub-account that invests in the SFT Government Money Market Fund may become extremely low and possibly negative.
*	This Fund employs a managed volatility strategy.
Description of the Contract
Your contract may be used generally in connection with all types of tax-qualified plans, state deferred compensation plans or individual retirement annuities adopted by, or on behalf of individuals. It may also be purchased by individuals not as a part of any retirement plan. The contract provides for a Variable Annuity or a Fixed Annuity to begin at some future date.
You must complete an application and submit it to us. We will review your application form for compliance with our issue criteria, and if it is accepted, we will issue the contract to you. We currently require each Owner and Annuitant to be 80 years old or less at the time the contract is issued. If the contract is issued as an inherited IRA, no living benefit riders are permitted. In some states you may be able to purchase the contract through an automated electronic transmission process. Ask your representative about availability and details. The annuitant must be the same as the owner except in situations where the owner is other than a natural person, such as a trust, corporation or similar entity or where otherwise agreed to by us.
Right of Cancellation or “Free Look”
You should read your contract carefully as soon as you receive it. You may cancel your contract within twenty days after its delivery, for any reason, by giving us written notice at: Annuity Services, P.O. Box 64628, St. Paul, MN 55164-0628. This is referred to as the “free look” period. If you cancel and return your contract during the “free look period”, we will refund to you the amount required by your state. This amount is either your Contract Value less the amount of any Credit Enhancement(s) which were credited to your contract, plus any premium tax charges that may have been deducted, or your Purchase Payments at the time you exercise your free look right. Purchase payments will be invested in accordance with your allocation instructions during the free look period. You bear the investment risk for your Purchase Payments and the Credit Enhancement(s) during this period. In the event the Sub-Account values decline during this period, Recapture of the Credit Enhancement(s) will reduce the Contract Value more than if the Credit Enhancement had not been applied. Please see Appendix G for an example.
Payment of the requested refund will be made to you within seven days after we receive notice of cancellation. In some states, the free look period may be longer. See your contract for complete details regarding your right to cancel.
1035 Exchanges or Replacements
If you are considering the purchase of this contract with the proceeds of another annuity or life insurance contract, also referred to as a “Section 1035 Exchange” or “Replacement”, it may or may not be advantageous to replace your existing contract with this contract. You should compare both contracts carefully. You may have to pay surrender charges on your old contract and there is a deferred sales charge period for this contract. In addition, the charges for this contract may be higher (or lower) and the benefits or investment options may be different from your old contract. You should not exchange another contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. For additional information regarding the tax impact in Section 1035 Exchanges, see “Federal Tax Status — Section 1035 Exchanges.”
Purchase Payments
You choose when to make Purchase Payments. Your initial Purchase Payment must be at least equal to $10,000, and must be in U.S. dollars.
We may reduce the initial Purchase Payment requirement if you purchase this contract through a 1035 exchange or qualified plan direct transfer from a contract issued by another carrier and at the time of application the value of the other contract(s) meets or exceeds the applicable minimum initial Purchase Payment for this contract but prior to receipt by us of the proceeds from the other contract(s), the value drops below the minimum initial Purchase Payment requirement due to market conditions.
You must submit this amount along with your application. There may also be limits on the maximum contributions that you can make to retirement plans. Be sure to review your retirement plan’s contribution rules, applicable to your situation.
We will return your initial payment or any subsequent payment within five Business Days if: (1) your application or instructions fail to specify which Portfolios you desire, or are otherwise incomplete, or (2) you do not consent to our retention of your payment until the application or instructions are made complete and in “good order.”
Purchase payments subsequent to your initial payment must be at least $500 regardless of the type of contract you purchase or the retirement plan with which it is used. For all contracts issued prior to October 30, 2013, total Purchase Payments may not exceed $2,000,000 for the same Owner or Annuitant except with our consent. For all contracts issued on or after October 30, 2013, total Purchase Payments may not exceed $1,000,000 for the same Owner or Annuitant except with our consent. For purposes of these limitations, we may aggregate other Minnesota Life annuity contracts with this one. Additional Purchase Payments will not be accepted while either the Owner or Joint Owner (or Annuitant, if the Owner is not a natural person) qualifies under the nursing home or terminal illness provisions for the waiver of any deferred sales charges. If you elect an optional death benefit rider or optional living benefit rider, there may be additional restrictions on Purchase Payments. See the sections entitled “Death Benefits — Optional Death Benefits” and “Other Contract Options (Living Benefits) for details.
Credit Enhancement and Recapture
For Purchase Payments made during the first Contract Year (i.e., the first 12 months of the contract) and prior to the first Contract Anniversary, we will credit a “bonus” amount to your contract in an amount equal to 7.0% of each Purchase Payment. This amount is called a “Credit Enhancement”.
The Credit Enhancements are subject to Recapture in the following circumstances:
1)	If you return your contract under the Right of Cancellation/Free look provision, we will deduct an amount equal to all of the Credit Enhancements added to your contract;
2)	If a death benefit is paid, we will deduct an amount equal to all Credit Enhancements added to your contract within 12 months of your date of death; and

3)	If you make a withdrawal, surrender or apply amounts to provide Annuity Payments (i.e., annuitize) within the first seven years of the Contract Date, we will deduct an amount equal to a percentage of the Credit Enhancement(s) that has not yet vested.
We will never Recapture more than the dollar amount of the Credit Enhancement added to your contract. In other words, we do not Recapture investment gain or earnings attributable to Credit Enhancements. However, decreases in your contract’s Sub-Account values, which includes the value of the Accumulation Units attributable to Credit Enhancements, does not diminish the dollar amount subject to Recapture. Therefore, additional Accumulation Units must become subject to Recapture as the value of Accumulation Units decreases. Stated differently, you bear the investment risk for the Credit Enhancements added to your contract because the proportionate share of any Owner’s Variable Contract Value that we Recapture increases as the Variable Contract Value decreases. This has the potential to dilute somewhat the Owner’s interest in their contract as compared to other Owners who do not trigger the Recapture provisions. Finally, because it is not administratively feasible to track unvested Credit Enhancements, we are unable to refund any asset based fees or charges that might be applied to Credit Enhancements which are subsequently recaptured.
The value of the Credit Enhancement(s) only fully “vests”, or belongs irrevocably to the Owner, when the Recapture period for the Credit Enhancement expires. Several examples corresponding to the discussion below may be found in Appendix G.
On each Contract Anniversary, an amount equal to 14.2857% (i.e. 1/7) of the Credit Enhancement(s) not previously recaptured will vest. All Credit Enhancements will be fully vested at the end of seven Contract Years.
You may calculate the amount of the Credit Enhancements that will be recaptured if you take a withdrawal, surrender the contract or annuitize your contract, in the first seven years with the following formula:
*	The “free amount” is described in the section entitled ‘Deferred Sales Charge’ of the prospectus. The free amount does not apply when you surrender the contract or if you elect Annuity Payments.
The Credit Enhancements are treated as earnings for federal tax purposes. Credit enhancements are also treated as earnings, not Purchase Payments, when you calculate a benefit, such as an optional benefit, under the contract. Some of the guaranteed and optional benefits under this contract have an initial benefit value equal to the amount of your Purchase Payments. Since the Credit Enhancement is not treated as a Purchase Payment, it will not increase the initial value of that benefit. If however, a benefit calculation uses the Contract Value, such as when a benefit “resets” or if the benefit is added on a Contract Anniversary with an initial benefit equal to Contract Value, the current value of the Credit Enhancement will be reflected in the guaranteed or optional benefit.
The Guaranteed Minimum Death Benefit, each optional death benefit rider (except EEB and EEB II), and each optional living benefit rider has an initial benefit value based on Purchase Payments. For examples of how the Credit Enhancement may or may not be included in a particular optional benefit, please see the particular death benefit section of the contract or the applicable optional benefit Appendix.

The deferred sales charges is generally higher and the deferred sales charge period is longer than under our products that do not offer a Credit Enhancement. Also, the mortality and expense risk charge is higher than that charged under other products which, in some cases, offer comparable features, but which have no Credit Enhancement. We use a portion of the deferred sales charge and mortality and expense risk charge to recover the cost of providing the Credit Enhancement and to the extent these amounts exceed our costs we expect to make a profit.
There may be circumstances under which the Owner may be worse off from having received the Credit Enhancement. For example, if the Owner cancels the contract during the free look period, we Recapture the dollar value of all of the Credit Enhancements that had been credited to your contract. If the state law provides that Contract Value is returned on a free look, and if the performance of the applicable Sub-Accounts has been negative during that period, we will return the Contract Value less the Credit Enhancement(s). The negative performance associated with the Credit Enhancement will reduce the Contract Value more than if the Credit Enhancement had not been applied.
Automatic Purchase Plan
If you elect to establish an Automatic Purchase Plan (APP), the minimum subsequent Purchase Payment amount is reduced to $100. You may elect Purchase Payments to occur on a bi-weekly, monthly, bi-monthly, quarterly, semi-annual or annual basis. You must also select which day of the month you would like your APP draft to occur. You may select from the 1st day of the month through the 25th day. If the date you selected falls on a date that is not a Valuation Date, for example because it’s a holiday or weekend, the transaction will be processed on the next Valuation Date.
Purchase Payment Allocation Options
Your Purchase Payments may be allocated to a Portfolio of the Variable Annuity Account, to the DCA Fixed Account or to one or more Guarantee Period(s) of the Guaranteed Term Account if available. There is no minimum amount which must be allocated to any of the allocation options.
Focused Portfolio Strategies or Models
Minnesota Life makes available to Owners at no additional charge five diversified Model Portfolios called “Focused Portfolio Strategies or Models” (“Model Portfolios”) that range from conservative to aggressive in investment style. These Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. Owners are not required to select the Model Portfolios.
Securian Financial Services, Inc. (“Securian Financial”), a broker-dealer and registered investment adviser, determined the composition of the Model Portfolios. Securian Financial is an affiliate of Minnesota Life and the principal underwriter of the Contract. There is no investment advisory relationship between Securian Financial and Owners. You should not rely on the Model Portfolios as providing individualized investment recommendations to you. In the future, Minnesota Life may modify or discontinue its arrangement with Securian Financial, in which case Minnesota Life may contract with another firm to provide similar asset allocation models, may provide its own asset allocation models, or may choose not to make any models available.
The following is a brief description of the five Model Portfolios currently available. Your financial representative can provide additional information about the Model Portfolios. Please talk to him or her if you have additional questions about these Model Portfolios.

Aggressive Growth Portfolio
The Aggressive Growth Portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 100% in equity investments. The largest of the asset class target allocations are in U.S. large cap value, international large cap equity, and U.S. large cap growth.
Growth Portfolio
The Growth Portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 80% in equity and 20% in fixed income investments. The largest of the asset class target allocations are in U.S. large cap value, international large cap equity, U.S. large cap growth, and fixed income.
Conservative Growth Portfolio
The Conservative Growth Portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 60% in equity and 40% in fixed income investments. The largest asset class target allocations are in fixed income, U.S. large cap value, international large cap equity, and U.S. large cap growth.
Income and Growth Portfolio
The Income and Growth Portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 40% in equity and 60% in fixed income investments. The largest asset class target allocations are in fixed income, U.S. large cap value, international large cap equity, and U.S. large cap growth.
Income Portfolio
The Income Portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 20% in equity and 80% in fixed income investments. The largest asset class target allocations are in fixed income, U.S. large cap value and U.S. large cap growth.
The target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the holdings of the Funds in the underlying Portfolios. However, this is considered a “static” allocation model. When you elect one of the Model Portfolios we do not automatically change your allocations among the Sub-Accounts if the Model Portfolio’s allocation is changed. You must instruct us to change the allocation.
Certain Model Portfolios may be used with some of the living benefit riders. Please see the section that describes the optional benefit for additional discussion of how the models may be used for these benefits.
CustomChoice Allocation Option
In conjunction with certain living benefit riders you may have the option of participating in the CustomChoice Allocation Option. Currently, this option is only available if you have one of the optional living benefit riders other than MyPath Ascend (Single or Joint), MyPath Ascend 2.0 (Single, Joint, or Joint 50), MyPath Horizon (Single, Joint, or Joint 50), MyPath Summit (Single or Joint), or GIPB. This option is an asset allocation approach that is intended to offer you a variety of investment options while also allowing us to limit some of the risk that we take when offering living benefit riders. In providing this allocation option, Minnesota Life is not providing investment advice or managing the allocations under your contract. This is not an investment advisory account. If you participate in this option you have sole authority to make investment allocation decisions within the defined limitations. If you choose to participate in this option you must allocate 100% of your Contract Value within the limitations set forth below.
You may transfer your Contract Value among the Fund options within a group or among Funds in different groups provided that after the transfer your allocation meets the limitations below. Transfers between Funds within the CustomChoice Allocation Option will be validated against the limitations based on Contract Values as of the Valuation Date preceding the transfer. We will reject any allocation instructions that do not comply with the limitations.
If we receive an instruction that will result in an allocation that does not comply with the allocation limitations, we will notify you either through your financial representative or directly via phone or email. The Guaranteed Term Account options are not available if you participate in the CustomChoice Allocation Option.
In selecting an allocation option, you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market.
To participate in the CustomChoice Allocation Option you must allocate 100% of your Contract Value to Groups A, B, C, D, and E, according to the following limitations:
Group A — a minimum of 30% and maximum of 60% of your total allocation, but no more than 30% of your total allocation may be allocated to any single Fund in Group A
Group B — a minimum of 40% and maximum of 70% of your total allocation
Group C — a maximum of 30% of your total allocation
Group D — a maximum of 10% of your total allocation
Group E — a maximum of 5% of your total allocation
Please note — the above percentage limitations require that you allocate a minimum of 30% of your Contract Value to Group A and a minimum of 40% of your Contract Value to Group B. You are not required to allocate anything to Groups C, D, or E.
Group A (30% – 60% – no more than 30% in any single Fund)
American Century Variable Portfolios II, Inc.
• VP Inflation Protection Fund
American Funds Insurance Series®
• U.S. Government/AAA-Rated Securities Fund
Goldman Sachs Variable Insurance Trust
• Goldman Sachs VIT High Quality Floating Rate Fund
Janus Aspen Series
• Janus Henderson Flexible Bond Portfolio
PIMCO Variable Insurance Trust • PIMCO VIT Low Duration Portfolio • PIMCO VIT Total Return Portfolio Securian Funds Trust • SFT Core Bond Fund • SFT Government Money Market Fund

Group B (40% – 70%)
AB Variable Products Series Fund, Inc.
• Dynamic Asset Allocation Portfolio
Goldman Sachs Variable Insurance Trust
• Goldman Sachs VIT Global Trends Allocation Fund
Ivy Variable Insurance Portfolios
• Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Ivy VIP Pathfinder Moderately Conservative — Managed Volatility
Northern Lights Variable Trust
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
PIMCO Variable Insurance Trust
• PIMCO VIT Global Diversified Allocation Portfolio
Securian Funds Trust
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
Group C (up to 30%)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
• Invesco V.I. Comstock Fund
• Invesco V.I. Equity and Income Fund
ALPS Variable Investment Trust (Morningstar)
• Morningstar Aggressive Growth ETF Asset Allocation Portfolio
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Growth ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
American Funds Insurance Series®
• Growth Fund
• Growth-Income Fund
Fidelity® Variable Insurance Products Funds
• Fidelity VIP Equity-Income Portfolio
Ivy Variable Insurance Portfolios
• Ivy VIP Asset Strategy
• Ivy VIP Balanced
• Ivy VIP Core Equity
• Ivy VIP Value
Janus Aspen Series
• Janus Henderson Balanced Portfolio
• Janus Henderson Mid Cap Value Portfolio
Neuberger Berman Advisers Management Trust
• Neuberger Berman AMT Sustainable Equity Portfolio
Putnam Variable Trust
• Putnam VT Equity Income Fund
Securian Funds Trust
• SFT Index 500 Fund
• SFT IvySM Growth Fund
• SFT T. Rowe Price Value Fund
• SFT Wellington Core Equity Fund

Group D (up to 10%)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
• Invesco Oppenheimer V.I. International Growth Fund
• Invesco V.I. American Value Fund
• Invesco V.I. Small Cap Equity Fund
American Funds Insurance Series®
• Capital World Bond Fund
• Global Growth Fund
• International Fund
Fidelity® Variable Insurance Products Funds
• Mid Cap Portfolio
Ivy Variable Insurance Portfolios
• Ivy VIP Global Growth
• Ivy VIP International Core Equity
• Ivy VIP Mid Cap Growth
• Ivy VIP Small Cap Core
Janus Aspen Series
• Janus Henderson Forty Portfolio
Legg Mason Partners Variable Equity Trust
• ClearBridge Variable Small Cap Growth Portfolio
MFS® Variable Insurance Trust II
• MFS® International Intrinsic Value Portfolio
Putnam Variable Trust
• Putnam VT Growth Opportunities Fund
Securian Funds Trust
• SFT Index 400 Mid Cap Fund
• SFT International Bond Fund
• SFT IvySM Small Cap Growth Fund
Group E (up to 5%)
American Funds Insurance Series®
• Global Small Capitalization Fund
• New World Fund®
Franklin Templeton Variable Insurance Products Trust
• Franklin Small Cap Value VIP Fund
• Templeton Developing Markets VIP Fund
Ivy Variable Insurance Portfolios
• Ivy VIP High Income
• Ivy VIP Natural Resources
• Ivy VIP Science and Technology
• Ivy VIP Small Cap Growth
Janus Aspen Series
• Janus Henderson Overseas Portfolio
Morgan Stanley Variable Insurance Fund, Inc.
• Morgan Stanley VIF Emerging Markets Equity Portfolio
Securian Funds Trust
• SFT Real Estate Securities Fund
Rebalancing
If you elect to use the CustomChoice Allocation Option, your Contract Value will automatically be rebalanced each quarter. When we rebalance your Contract Value we will transfer amounts between Sub-Accounts so that the allocations when the rebalancing is complete are the same as the most recent allocation instructions we received from you. The rebalancing will occur on the same day of the month as the Contract Date. If the Contract Date is after the 25th of the month, rebalancing will occur on the first Business Day of the following month. If the quarterly rebalancing date does not fall on a business date, the rebalancing will occur on the next business date. Rebalancing does not guarantee an investment return in your Contract Value.
Possible Changes
We reserve the right to add, remove, or change the groups, the Funds within each group, or the percentage limitations for each group. We will notify you of any such change. If there is a change, you will not need to change your then-current allocation instructions. However, the next time you make a Purchase Payment, reallocation request or transfer request, we will require that your allocation instructions comply with the limitations in effect at the time of the Purchase Payment, reallocation request or transfer request. We are currently waiving this requirement with respect to additional

Purchase Payments to the contract. If an Owner makes an allocation change request to a group or Fund that is no longer available, the Owner will be obligated to provide a new allocation instruction to a group or Fund available at the time of the request. Until your next Purchase Payment, transfer request or reallocation request, quarterly rebalancing will continue to be based on the most recent allocation instructions we received from you.
Termination
To terminate participation in the CustomChoice Allocation Option you must allocate your entire Contract Value to another allocation plan approved for use with the rider you have elected.
CustomChoice II Allocation Option
In conjunction with the MyPath Core Flex and MyPath Value rider applied for on or after July 21, 2017, you have the option of participating in the CustomChoice II Allocation Option. This option is an asset allocation approach that is intended to offer you a variety of investment options while also allowing us to limit some of the risk that we take when offering living benefit riders. In providing this allocation option, Minnesota Life is not providing investment advice or managing the allocations under your Contract. This is not an investment advisory account. If you participate in this option you have sole authority to make investment allocation decisions within the defined limitations. If you choose to participate in this option, you must allocate 100% of your Contract Value within the limitations set forth below.
You may transfer your Contract Value among the Fund options within a group or among Funds in different groups provided that after the transfer your allocation meets the limitations below. Transfers between Funds within the CustomChoice II Allocation Option will be validated against the limitations based on Contract Values as of the Valuation Date preceding the transfer. We will reject any allocation instructions that do not comply with the limitations.
If we receive an instruction that will result in an allocation that does not comply with the allocation limitations, we will notify you either through your financial representative or directly via phone or email. In selecting an allocation option, you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market.
To participate in the CustomChoice II Allocation Option you must allocate 100% of your Contract Value to Groups A, B, C, D, and E, according to the following limitations:
Group A — a minimum of 30% and a maximum of 70% of your total allocation, but no more than 30% of your total allocation may be allocated to any single Fund in Group A.
Group B — minimum of 30% and a maximum of 70% of your total allocation.
Group C — maximum of 40% of your total allocation.
Group D — maximum of 15% of your total allocation and maximum of 10% per Fund.
Group E — maximum of 5% of your total allocation.
Please note — the above percentage limitations require that you allocate a minimum of 30% of your Contract Value to Group A and a minimum of 30% of your Contract Value to Group B. You are not required to allocate anything to Groups C, D, or E.

Group A (30% – 70% – no more than 30% in any single Fund)
American Century Variable Portfolios II, Inc.
• VP Inflation Protection Fund
American Funds Insurance Series®
• U.S. Government/AAA-Rated Securities Fund
Goldman Sachs Variable Insurance Trust
• Goldman Sachs VIT High Quality Floating Rate Fund
Janus Aspen Series
• Janus Henderson Flexible Bond Portfolio
PIMCO Variable Insurance Trust • PIMCO VIT Low Duration Portfolio • PIMCO VIT Total Return Portfolio Securian Funds Trust • SFT Core Bond Fund • SFT Government Money Market Fund
Group B (30% – 70%)
AB Variable Products Series Fund, Inc.
• Dynamic Asset Allocation Portfolio
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
• Invesco V.I. Equity and Income
ALPS Variable Investment Trust (Morningstar)
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Growth ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
Goldman Sachs Variable Insurance Trust
• Goldman Sachs VIT Global Trends Allocation Fund
Ivy Variable Insurance Portfolios
• Ivy VIP Balanced
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility
• Ivy VIP Pathfinder Moderately Conservative — Managed Volatility
Janus Aspen Series
• Janus Henderson Balanced Portfolio
Northern Lights Variable Trust
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
PIMCO Variable Insurance Trust
• PIMCO VIT Global Diversified Allocation Portfolio
Securian Funds Trust
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund

Group C (up to 40%)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
• Invesco V.I. Comstock Fund
ALPS Variable Investment Trust (Morningstar)
• Morningstar Aggressive Growth ETF Asset Allocation Portfolio
American Funds Insurance Series®
• Growth Fund
• Growth-Income Fund
Fidelity® Variable Insurance Products Funds
• Fidelity VIP Equity-Income Portfolio
Ivy Variable Insurance Portfolios
• Ivy VIP Asset Strategy
• Ivy VIP Core Equity
• Ivy VIP Value
Janus Aspen Series
• Janus Henderson Mid Cap Value Portfolio
Neuberger Berman Advisers Management Trust
• Neuberger Berman AMT Sustainable Equity Portfolio
Putnam Variable Trust
• Putnam VT Equity Income Fund
Securian Funds Trust
• SFT Index 500 Fund
• SFT IvySM Growth Fund
• SFT T. Rowe Price Value Fund
• SFT Wellington Core Equity Fund
Group D (up to 15% – max of 10% per Fund)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
• Invesco Oppenheimer V.I. International Growth Fund
• Invesco V.I. American Value Fund
• Invesco V.I. Small Cap Equity Fund
American Funds Insurance Series®
• Capital World Bond Fund
• Global Growth Fund
• International Fund
Fidelity® Variable Insurance Products Funds
• Mid Cap Portfolio
Ivy Variable Insurance Portfolios
• Ivy VIP Global Growth
• Ivy VIP International Core Equity
• Ivy VIP Mid Cap Growth
• Ivy VIP Small Cap Core
Janus Aspen Series
• Janus Henderson Forty Portfolio
Legg Mason Partners Variable Equity Trust
• ClearBridge Variable Small Cap Growth Portfolio
MFS® Variable Insurance Trust II
• MFS® International Intrinsic Value Portfolio
Putnam Variable Trust
• Putnam VT Growth Opportunities Fund
Securian Funds Trust
• SFT Index 400 Mid-Cap Fund
• SFT International Bond Fund
• SFT IvySM Small Cap Growth Fund

Group E (up to 5%)
American Funds Insurance Series®
• Global Small Capitalization Fund
• New World Fund®
Franklin Templeton Variable Insurance Products Trust
• Franklin Small Cap Value VIP Fund
• Templeton Developing Markets VIP Fund
Ivy Variable Insurance Portfolios
• Ivy VIP High Income
• Ivy VIP Natural Resources
• Ivy VIP Science and Technology
• Ivy VIP Small Cap Growth
Janus Aspen Series
• Janus Henderson Overseas Portfolio
Morgan Stanley Variable Insurance Fund, Inc.
• Morgan Stanley VIF Emerging Markets Equity Portfolio
Securian Funds Trust
• SFT Real Estate Securities Fund
Rebalancing
If you elect to use the CustomChoice II Allocation Option, your Contract Value will automatically be rebalanced each quarter. When we rebalance your Contract Value we will transfer amounts between Sub-Accounts so that the allocations when the rebalancing is complete are the same as the most recent allocation instructions we received from you. The rebalancing will occur on the same day of the month as the Contract Date. If the Contract Date is after the 25th of the month, rebalancing will occur on the first Business Day of the following month. If the quarterly rebalancing date does not fall on a business date, the rebalancing will occur on the next business date. Rebalancing does not guarantee an investment return in your Contract Value.
Possible Changes
We reserve the right to add, remove, or change the groups, the Funds within each group, or the percentage limitations for each group. We will notify you of any such change. If there is a change, you will not need to change your then-current allocation instructions. However, the next time you make a Purchase Payment, reallocation request or transfer request, we will require that your allocation instructions comply with the limitations in effect at the time of the Purchase Payment, reallocation request or transfer request. We are currently waiving this requirement with respect to additional Purchase Payments to the Contract. If an Owner makes an allocation change request to a group or Fund that is no longer available, the Owner will be obligated to provide a new allocation instruction to a group or Fund available at the time of the request. Until your next Purchase Payment, transfer request or reallocation request, quarterly rebalancing will continue to be based on the most recent allocation instructions we received from you.
Termination
To terminate participation in the CustomChoice II Allocation Option you must allocate your entire Contract Value to another allocation plan approved for use with the rider you have elected.
SimpleChoice Asset Allocation Portfolios
If you elect MyPath Core Flex or MyPath Value optional living benefit riders, you may elect to use asset allocation options called SimpleChoice Asset Allocation Portfolios. The SimpleChoice Asset Allocation Portfolios are designed to provide a simple, alternative method of meeting the Fund and allocation percentage requirements and limitations of the CustomChoice Allocation Option. The requirements and limitations of the CustomChoice Allocation Option are previously described in the section of this

Prospectus entitled “Description of the Contract — CustomChoice Allocation Option.” Like the CustomChoice Allocation Option, the SimpleChoice Asset Allocation Portfolios allow us to help reduce the risks we take in offering MyPath Core Flex and MyPath Value.
Securian Financial Services, Inc. (“Securian Financial”), a broker-dealer and registered investment adviser, determined the composition of the SimpleChoice Asset Allocation Portfolios. Securian Financial is an affiliate of Minnesota Life and the principal underwriter of the contract. There is no investment advisory relationship between Securian Financial and Owners. You should not rely on the SimpleChoice Asset Allocation Portfolios as providing individualized investment recommendations to you. In the future, Minnesota Life may modify or discontinue its arrangement with Securian Financial, in which case Minnesota Life may contract with another firm to provide similar asset allocation portfolios, may provide its own asset allocation portfolios, or may choose not to make any portfolios available.
The SimpleChoice Asset Allocation Portfolios are intended to provide a diversified investment portfolio by combining different asset classes. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There is no additional charge to elect a SimpleChoice Asset Allocation Portfolio.
The following is a brief description of the two SimpleChoice Asset Allocation Portfolios currently available. Please talk to your registered representative regarding specific allocations or if you have additional questions about these SimpleChoice Asset Allocation Portfolios.
SimpleChoice Income and Growth Portfolio is an allocation that uses the CustomChoice Allocation Option framework. It is generally designed to have a higher allocation of income producing Funds in its allocation, with a secondary focus on equity Funds.
SimpleChoice Moderate Growth Portfolio is an allocation that uses the CustomChoice Allocation Option framework. It is generally designed to have an allocation of both equity Funds and income producing Funds.
The target asset allocations of these SimpleChoice Asset Allocation Portfolios may vary from time to time in response to market conditions and changes in the holdings of the Funds in the underlying Portfolios. However, this is considered a “static” allocation model. When you elect one of the SimpleChoice Asset Allocation Portfolios, we do not automatically change your allocations among the Sub-Accounts if the SimpleChoice Asset Allocation Portfolios’ allocation is changed, nor do we automatically notify you when changes occur in a SimpleChoice Asset Allocation Portfolios’ allocation. You must instruct us to change the allocation.
The SimpleChoice Asset Allocation Portfolios are only available with MyPath Core Flex or MyPath Value optional living benefit riders. Please see the section that describes the optional living benefit rider you are considering for additional discussion of how the SimpleChoice Asset Allocation Portfolios may be used for these riders.
Rebalancing
If you elect to use the SimpleChoice Asset Allocation Portfolios, your Contract Value will automatically be rebalanced each quarter. When we rebalance your Contract Value we will transfer amounts between Sub-Accounts so that the allocations when the rebalancing is complete are the same as the SimpleChoice Asset Allocation Portfolio you elected. The rebalancing will occur on the same day of the month as the Contract Date. If the Contract Date is after the 25th of the month, rebalancing will occur on the first

Business Day of the following month. If the quarterly rebalancing date does not fall on a business date, the rebalancing will occur on the next business date. Rebalancing does not guarantee an investment return in your Contract Value.
Termination
To terminate participation in the SimpleChoice Asset Allocation Portfolios, you must allocate your entire Contract Value to another allocation plan approved for use with the rider you have elected.
Transfers
Values may be transferred between the Guarantee Period(s) of the Guaranteed Term Account if available to your contract and/or between or among the Sub-Accounts of the Variable Annuity Account. You may effect transfers or change allocation of future Purchase Payments by written request, telephone transfer, or by any other method we make available. We will make the transfer on the basis of Accumulation Unit Values next determined after receipt of your request at our home office. You may not transfer into the DCA Fixed Account.
Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests (including any faxed requests). We have procedures designed to provide reasonable assurance that telephone or faxed authorizations are genuine. To the extent that we do not have procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We require Owners or persons authorized by them to provide identifying information to us for telephone transactions, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions.
There is generally no dollar amount limitation on transfers. Limitations apply in the case of systematic transfer arrangements. See “Systematic Transfer Arrangements”.
No deferred sales charge will be imposed on transfers. In addition, there is currently no charge for transfers. However, we reserve the right to charge up to $10 per transfer if you make more than 12 transfers in any single Contract Year. A Market Value Adjustment may apply in the case of amounts transferred from a Guarantee Period of the Guaranteed Term Account. Please see “General Information — Fixed Account(s) and the Guaranteed Term Account” for details.
During periods of marked economic or market changes, you may experience difficulty making a telephone or faxed request due to market conditions or performance of systems. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request.
Market Timing and Disruptive Trading
This contract is not designed to be used as a vehicle for frequent trading (i.e., transfers) in response to short-term fluctuations in the securities markets, often referred to generally as “market timing.” Market timing activity and frequent trading in your contract can disrupt the efficient management of the underlying Portfolios and their investment strategies, dilute the value of Portfolio shares held by long-term shareholders, and increase Portfolio expenses (including brokerage or other trading costs) for all Portfolio shareholders, including long-term Owners invested in affected Portfolios who do not generate such expenses. It is the policy of Minnesota Life to discourage market timing and frequent transfer activity, and, when Minnesota Life becomes aware of such activity, to take steps to attempt to minimize the effect of frequent trading activity in affected Portfolios. You should not purchase this contract if you intend to engage in market timing or frequent transfer activity.

We have developed policies and procedures to detect and deter market timing and other frequent transfers, and we will not knowingly accommodate or create exceptions for Owners engaging in such activity. We employ various means to attempt to detect and deter market timing or other abusive transfers. However, our monitoring may be unable to detect all harmful trading nor can we ensure that the underlying Portfolios will not suffer disruptions or increased expenses attributable to market timing or abusive transfers resulting from other insurance carriers which invest in the same Portfolios. In addition, because market timing can only be detected after it has occurred to some extent, our policies to stop market timing activity do not go into effect until after we have identified such activity.
We reserve the right to restrict the frequency of — or otherwise modify, condition or terminate — any transfer method(s). Your transfer privilege is also subject to modification if we determine, in our sole discretion, that the exercise of the transfer privilege by one or more Owners is or would be to the disadvantage of other Owners. Any new restriction that we would impose will apply to your contract without regard to when you purchased it. We also reserve the right to implement, administer, and charge you for any fees or restrictions, including redemption fees that may be imposed by an underlying Portfolio attributable to transfers in your contract. We will consider one or more of the following factors:
•	the dollar amount of the transfer(s);
•	whether the transfers are part of a pattern of transfers that appear designed to take advantage of market inefficiencies;
•	whether an underlying Portfolio has requested that we look into identified unusual or frequent activity in a Portfolio;
•	the number of transfers in the previous calendar quarter;
•	whether the transfers during a quarter constitute more than two “round trips” in a particular Portfolio. A round trip is a purchase into a Portfolio and a subsequent redemption out of the Portfolio, without regard to order.
In the event your transfer activity is identified as disruptive or otherwise constitutes a pattern of market timing, you will be notified in writing that your transfer privileges will be restricted in the future if the activity continues. Upon our detecting further prohibited activity, you will be notified in writing that your transfer privileges are limited to transfer requests delivered via regular U.S. mail only. No fax, voice, internet, courier or express delivery requests will be accepted. The limitations for the transfer privileges in your contract will be permanent.
In addition to our market timing procedures, the underlying Portfolios may have their own market timing policies and restrictions. While we reserve the right to enforce the Portfolios’ policies and procedures, Owners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Portfolios, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide the Portfolio promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Portfolios.
None of these limitations apply to transfers under systematic transfer programs such as Dollar Cost Averaging or Automatic Portfolio Rebalancing.

Speculative Investing
Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. By purchasing this Contract you represent and warrant that you are not using this Contract, or any of its riders, for speculation arbitrage, viatication or any other type of collective investment scheme.
Systematic Transfer Arrangements
We offer certain systematic transfer arrangements including rebalancing and two dollar cost averaging options: (1) regular Dollar Cost Averaging (“DCA”) and (2) the DCA Fixed Account option. You may elect either rebalancing or regular DCA to occur on a monthly, quarterly, semi-annual or annual basis. However, you may not elect more than one of these systematic transfer arrangements on the same contract at the same time. You must also select the day of the month you would like the transaction to be processed (ranging from the 1st to the 25th day of the month). If a transaction cannot be completed on that date, for example, because it’s a weekend or holiday, it will be processed on the next Valuation Date. There will be no charge for any of the systematic transfer arrangements described below, and they will not count toward your 12 transfers in any single Contract Year described above.
Automatic Portfolio Rebalancing
Rebalancing is a technique where you instruct us to re-allocate specific Portfolios periodically to a predetermined percentage. We will re-allocate your Portfolios based on the designated date, frequency and percentage instructions you provide to us.
Rebalancing will not affect your allocation of future Purchase Payments and is not limited to a maximum or minimum number of Portfolios. Rebalancing is not available for values in a Guarantee Period of the Guaranteed Term Account or for values in the DCA Fixed Account.
If you elect a variable annuitization, the Annuitant may instruct us to rebalance the variable Sub-Accounts. Rebalancing is not available for any portion that is a fixed annuitization.
Dollar Cost Averaging
Dollar Cost Averaging (“DCA”) is another type of systematic transfer arrangement. DCA is an investment technique by which you invest a set amount of money at regular intervals. This technique averages the cost of the units you purchase over the period of time and may help to even out the market’s volatility in your Portfolio. You must instruct us with the date, amount, frequency and the Portfolios you wish to be included.
DCA will not affect your allocation of future Purchase Payments and is not limited to a maximum or minimum number of Portfolios. DCA instructions will remain active until the Portfolio is depleted in the absence of specific instructions otherwise. DCA is not available after you annuitize. You may not DCA out of any of the Guaranteed Term Accounts.
DCA Fixed Account Option
The DCA Fixed Account option also allows you to dollar cost average. The DCA Fixed Account option may only be used for new Purchase Payments to the Contract — you may not transfer into it from other investment options.

Amounts allocated to the DCA Fixed Account will be held in a Fixed Account which credits interest at an annual rate at least equal to the minimum guaranteed interest rate shown in your Contract. Beginning one month following the date a Purchase Payment is allocated to the DCA Fixed Account, a portion of the amount will be systematically transferred over an established period of time (currently either 6 months or 12 months) to Sub-Accounts of the Variable Annuity Account that you have elected. If the systematic transfer would occur on or after the 26th day of the month, then the systematic transfer will be on the first day of the following month instead.
Each month thereafter a portion of the allocated Purchase Payment will be transferred to the designated Sub-Accounts until the DCA Fixed Account has been depleted. In the event you allocate additional Purchase Payments to the DCA Fixed Account during the period selected, those additional amounts will be transferred over the remainder of the period. If you allocate Purchase Payments to the DCA Fixed Account after it is depleted, a new period of time will be started, as selected by you.
The DCA Fixed Account is not available with Automatic Purchase Plans. If you have elected an optional living benefit with asset allocation requirements, you may use the DCA Fixed Account to allocate new Purchase Payments into your allocation plan provided you are allocating to one of the approved allocation plans currently available for your rider. If your allocation plan requires automatic rebalancing, only Contract Value in the variable Sub-Accounts will be rebalanced.
If you wish to terminate this systematic transfer prior to the end of the period, you may instruct us to do so. Any remaining amount held in the DCA Fixed Account at that time will be transferred to the Sub-Accounts you elected as of the Valuation Date coincident with or next following the date you instruct us to terminate the transfers. In the event you die prior to the end of the period, the amount remaining in your DCA Fixed Account when we receive notice of your death will be transferred to the government money market Sub-Account.
The DCA Fixed Account is not available after you annuitize. Amounts held in the DCA Fixed Account are part of our General Account. To the extent permitted by law we reserve the right at any time to stop accepting new Purchase Payments to the DCA Fixed Account.
Below is an example designed to show how transfers from the DCA Fixed Account might work:
DCA Fixed Account Example
Transaction Date	Transaction	DCA Fixed Account Before Activity	Purchase Payments Allocated to DCA Fixed Account	Transfer to Selected Sub- Accounts	DCA Fixed Account After Activity
June 1	Purchase Payment	—	20,000.00	—	21,400.00
July 1	Monthly Transfer	21,434.86	—	1,786.24 (=21,434.86/12)	19,648.62
August 1	Monthly Transfer	19,681.69	—	1,789.24 (=19,681.69/11)	17,892.45
August 15	Purchase Payment	17,906.05	10,000.00	—	28,606.05
September 1	Monthly Transfer	28,632.45	—	2,863.25 (=28,632.45/10)	25,769.20
To illustrate the DCA Fixed Account, assume a contract is issued on June 1. At this time, Purchase Payments totaling $20,000 are allocated to the 12 month DCA Fixed Account, along with a Credit Enhancement of $1,400. Assume the interest rate as of June 1 for the 12 month DCA Fixed Account option is 2%.

On July 1, one month after the first Purchase Payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $21,434.86. There are 12 monthly transfers remaining from the DCA Fixed Account. Therefore, an amount of $1,786.24 ($21,434.86/12) is transferred into the variable Sub-Accounts you previously selected.
On August 1, two months after the initial Purchase Payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $19,681.69. There are 11 monthly transfers remaining in the period. Therefore, an amount of $1,789.24 ($19,861.69/11) is transferred into the variable Sub-Accounts you previously selected.
On August 15, the value of the DCA Fixed Account is $17,906.05. An additional Purchase Payment of $10,000 is allocated to the DCA Fixed Account. The additional Purchase Payment is prior to the first Contract Anniversary so a Credit Enhancement of $700 is also allocated, resulting in a DCA Fixed Account value of $28,606.05. Since this additional Purchase Payment was made during the 12 month period originally established on June 1, the resulting DCA Fixed Account Value will be transferred over the remaining 10 monthly transfers.
On September 1, three months after the initial Purchase Payment into the DCA Fixed Account, the DCA Fixed Account value with interest is $28,632.45. There are 10 monthly transfers remaining in the period. Therefore, an amount of $2,863.25 ($28,632.45/10) is transferred into the variable Sub-Accounts you previously selected.
This process will continue, with transfers being made monthly, until the end of the 12 month period. The final transfer will occur on June 1 of the following year. Following this transfer, the DCA Fixed Account value will equal zero.
Purchase Payments and Value of the Contract
Crediting Accumulation Units
During the accumulation period each Purchase Payment is credited on the Valuation Date on or following the date we receive the Purchase Payment at our home office. We will credit your Purchase Payments and any related Credit Enhancements allocated to the Variable Annuity Account, to your contract in the form of Accumulation Units. The number of Accumulation Units credited with respect to each Purchase Payment is determined by dividing the portion allocated to each Sub-Account by the then current Accumulation Unit Value for that Sub-Account.
The number of Accumulation Units so determined shall not be changed by any subsequent change in the value of an Accumulation Unit, but the value of an Accumulation Unit will vary from Valuation Date to Valuation Date to reflect the investment experience of the Portfolio(s).
We will determine the value of Accumulation Units on each day on which each Portfolio is valued. The net asset value of the Portfolios’ shares shall be computed once daily, and, in the case of government money market Portfolio, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (“Exchange”) (currently, 3:00 p.m., Central Time), on each day, Monday through Friday, except:
•	days on which changes in the value of that Portfolio’s securities will not materially affect the current net asset value of that Portfolio’s shares;
•	days during which none of that Portfolio’s shares are tendered for redemption and no order to purchase or sell that Portfolio’s shares is received by that Portfolio; and
•	customary national business holidays on which the Exchange is closed for trading.

The value of Accumulation Units for any given Sub-Account will be the same for all Purchase Payments we receive at our home office on that day prior to the close of the Exchange. Purchase payments received after the close of business of the Exchange will be priced on the next Valuation Date.
In addition to providing for the allocation of Purchase Payments to the Sub-Account of the Variable Annuity Account, the contracts allow you to allocate Purchase Payments to the DCA Fixed Account or for contracts issued prior to June 1, 2011, to the Guarantee Periods of the Guaranteed Term Account for accumulation at a guaranteed interest rate.
Value of the Contract
The Contract Value of your contract at any time prior to when Annuity Payments begin can be determined by multiplying the number of Accumulation Units of each Portfolio to which you allocate values by the current value of those units and then adding the values so calculated. Then add to that amount any value you have allocated to any Fixed Account(s) and Guarantee Period(s) of the Guaranteed Term Account. There is no assurance that your Contract Value will equal or exceed your Purchase Payments.
Accumulation Unit Value
The value of an Accumulation Unit for each Sub-Account of the Variable Annuity Account was set at $1.000000 on the first Valuation Date of the Sub-Account. The value of an Accumulation Unit on any subsequent Valuation Date is determined by multiplying:
•	the value of that Accumulation Unit on the immediately preceding Valuation Date by,
•	the Net Investment Factor for the applicable Sub-Account (described below) for the valuation period just ended.
The value of an Accumulation Unit any day other than a Valuation Date is its value on the next Valuation Date.
Net Investment Factor for Each Valuation Period
The Net Investment Factor is an index used to measure the investment performance of a Sub-Account of the Variable Annuity Account from one valuation period to the next. For any Sub-Account, the Net Investment Factor for a valuation period is the gross investment rate for that Sub-Account for the valuation period, less a deduction for the mortality and expense risk charge at the current rate of 1.70% per annum for contract years 1 through 9, and 1.10% per annum for contract year 10 and after (1.20% per annum after annuitization) and a deduction for the administrative charge at the current rate of 0.15% per annum. If you elected an optional benefit with a daily Separate Account charge, the charge associated with that option will also be deducted.
The gross investment rate may be positive or negative and is equal to:
•	the net asset value per share of a Portfolio share held in a Sub-Account of the Variable Annuity Account determined at the end of the current valuation period, plus
•	the per share amount of any dividend or capital gain distribution by the Portfolio if the “ex-dividend” date occurs during the current valuation period, divided by,
•	the net asset value per share of that Portfolio share determined at the end of the preceding valuation period.

Redemptions, Withdrawals and Surrender
Prior to the date Annuity Payments begin you may make partial withdrawals from your contract in amounts of at least $250. We will waive the minimum withdrawal amount:
•	on withdrawals where a systematic withdrawal program is in place and the smaller amount satisfies the minimum distribution requirements of the Code, or
•	when the withdrawal is requested because of an excess contribution to a tax-qualified contract.
To request a withdrawal or surrender (including 1035 exchanges) you may submit to Annuity Services a fully completed and signed surrender or withdrawal form authorized by Minnesota Life. You may also request certain partial withdrawals by telephone if we have a completed telephone authorization on file. Contact Annuity Services for details.
Unless stated otherwise, the same conditions and procedures that apply to written requests apply to telephone requests including any faxed requests. We require Owners or persons authorized by them to provide identifying information to us, we record telephone instruction conversations and we provide you with written confirmations of your telephone or faxed transactions. Minnesota Life will not be liable for any loss, expense, or cost arising out of any requests that we reasonably believe to be authentic.
During periods of marked economic or market changes, you may experience difficulty making a telephone request due to the volume of telephone calls. If that occurs, you should consider submitting a written request while continuing to attempt your transaction request. We also reserve the right to suspend or limit telephone transactions.
Withdrawal values will be determined as of the Valuation Date we receive your written withdrawal request at our home office. Unless you tell us otherwise, and to the extent funds are allocated, withdrawals (including systematic withdrawals) will be taken from the Variable Annuity Account, all Guarantee Periods of the Guaranteed Term Account and any amounts in the DCA Fixed Account on a pro rata basis.
Your Contract Value will be reduced by the amount of your withdrawal and any applicable deferred sales charge. In addition, any unvested Credit Enhancements will be recaptured. For a complete discussion of vesting and Recapture please see the section entitled “Credit Enhancement and Recapture.” Withdrawals or surrenders from one of the Guarantee Periods of the Guaranteed Term Account may also be subject to a Market Value Adjustment. Please refer to the sections entitled; “General Information — Fixed Account(s) and the Guaranteed Term Account” for details.
If a withdrawal leaves you with a Contract Value of less than $1,000, we may elect to treat your withdrawal as a full surrender of your contract and send you your contract’s surrender value, as calculated below.
Before Annuity Payments begin, you may surrender the contract for its surrender value. You will receive the surrender value in a single cash sum. The surrender value of your contract is the Contract Value computed as of the Valuation Date your surrender request is received, reduced by any applicable deferred sales charge, unvested Credit Enhancement, and any Market Value Adjustment for amounts held in a Guarantee Period of the Guaranteed Term Account. In lieu of a cash sum payment, you may elect an annuity. In most cases, once Annuity Payments begin for an Annuitant, the Annuitant cannot surrender annuity benefit and receive a single sum instead (see “Electing the Retirement Date and Annuity Option” for more information).

Modification and Termination of the Contract
Your contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect the rights of an Annuitant under the contract unless the modification is made to comply with a law or government regulation. You will have the right to accept or reject the modification.
The contract permits us to cancel your contract, and pay you its Contract Value if:
•	no Purchase Payments are made for a period of two or more full Contract Years, and
•	the total Purchase Payments made, less any withdrawals and associated charges, are less than $2,000, and
•	the Contract Value of the contract is less than $2,000.
We will notify you, in advance, of our intent to exercise this right in our annual report to you about the status of your contract. We will cancel the contract ninety days after the Contract Anniversary unless we receive an additional Purchase Payment before the end of that ninety day period. We will not terminate your contract solely because of poor Sub-Account performance. If we do elect to terminate your contract under this provision, no deferred sales charge will apply.
Assignment
If the contract is sold in connection with a tax-qualified program (including employer sponsored employee pension benefit plans, tax-sheltered annuities and individual retirement annuities), then:
•	neither the Annuitant’s or your interest may be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and
•	to the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.
If the contract is not issued in connection with a tax-qualified program, any person’s interest in the contract may be assigned during the lifetime of the Annuitant. You should discuss the tax consequences with your tax advisor.
We will not be bound by any assignment until we have recorded written notice of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action made by us before it was recorded. Any payments to an assignee will be paid in a single sum. Any claim made by an assignee will be subject to proof of the assignee’s interest and the extent of the assignment.
Deferment of Payment
We will pay any single sum payment within seven days after the date the payment is called for by the terms of the contract, unless the payment is postponed for:
•	any period during which the Exchange is closed other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, as determined by the Securities and Exchange Commission (“SEC”);
•	any period during which an emergency exists as determined by the SEC as a result of which it is not reasonably practical to dispose of securities in the Portfolio(s) or to fairly determine the value of the assets of the Portfolio(s); or

•	other periods the SEC by order permits for the protection of the Owners.
See “Fixed Account(s) and the Guaranteed Term Account”, for additional restrictions on those options.
Confirmation Statements and Reports
You will receive confirmation statements of any unscheduled Purchase Payment, transfer, or withdrawal; surrender; and payment of any death benefit. Quarterly statements will be made available to you with certain contract information. However, we may not deliver a quarterly statement if you do not have any transactions during that quarter. Statements will include the number of Accumulation Units in your contract, current value of those units and the contract’s total value. Scheduled transactions such as systematic withdrawals, automatic purchase plans and systematic transfers will be shown on your quarterly statement following the transaction. It will also include information related to any amount you have allocated to the Fixed Account(s) or Guarantee Periods of the Guaranteed Term Account.
Contract Charges and Fees
Deferred Sales Charge
No sales charge is deducted from a Purchase Payment made for this contract at the time of its receipt. However, when a contract’s value is reduced by a withdrawal or a surrender, a deferred sales charge (“DSC”) may be deducted. The DSC applies to the total amount withdrawn, including the DSC (see example below). A deferred sales charge of up to 6.5% may apply to partial withdrawals and surrenders. The DSC will be deducted pro rata from all Sub-Accounts from which withdrawals are made. This is designed to compensate us for the distribution expenses of the contract. To the extent the sales expenses are not recovered from the sales charge, we will recover them from our other assets or surplus, including profits from mortality and expense risk charges.
The deferred sales charge may be assessed upon withdrawal or surrender of Purchase Payments. It applies during the 9 year period following receipt of each Purchase Payment. The amount withdrawn plus any DSC is deducted from the Contract Value. For purposes of determining the amount of deferred sales charge, withdrawal amounts will be allocated to contract gain up to the free amount (described below), and then to Purchase Payments on a first-in, first-out basis. This means that the withdrawal or surrender will be taken from the oldest Purchase Payment first. The applicable DSC percentage is as shown in the table below:
Years Since Purchase Payment	0-1	1-2	2-3	3-4	4-5	5-6	6-7	7-8	8-9	9 and thereafter
Deferred Sales Charge	6.5%	6.5%	5.9%	5.9%	5.9%	5%	4%	3%	2%	0%
The amount of the DSC is determined by:
•	calculating the number of years each Purchase Payment being withdrawn has been in the contract;
•	multiplying each Purchase Payment withdrawn by the appropriate deferred sales charge percentage in the table; and
•	adding the DSC from all Purchase Payments so calculated. This amount is then deducted from your Contract Value.
Please see Appendix G for an example of how the deferred sales charge is calculated as well as how the Recapture of any unvested Credit Enhancement may apply.

The DSC will not apply to:
•	The annual “free amount”. During the first Contract Year, the free amount is equal to 10% of Purchase Payments received by us and not previously withdrawn. After the first Contract Year, the free amount is equal to 10% of the sum of Purchase Payments received by us within nine years and not previously withdrawn as of the most recent Contract Anniversary. The free amount does not apply when you surrender the contract or annuitize.
•	Amounts withdrawn to pay the annual maintenance fee, any transfer charge or any periodic charges for optional riders.
•	Any amount attributable to recaptured Credit Enhancements.
•	Amounts payable as a death benefit upon the death of the Owner or the Annuitant, if applicable.
•	Amounts applied to provide Annuity Payments under an annuity option.
•	Amounts withdrawn because of an excess contribution to a tax-qualified contract (including, for example, IRAs and tax sheltered annuities).
•	The difference between any required minimum distribution due (according to Internal Revenue Service (IRS) rules) on this contract and any annual “free amount” allowed.
•	A surrender or withdrawal requested any time after the first Contract Anniversary and if you meet the requirements of a qualifying confinement in a hospital or medical care facility as described below.
•	A surrender or withdrawal requested any time after the first Contract Anniversary and in the event that you are diagnosed with a terminal illness as described below.
•	Withdrawals in a Contract Year if less than or equal to the Guaranteed Annual Withdrawal (GAW) if you have purchased the Guaranteed Minimum Withdrawal Benefit option.
•	Withdrawals in a Contract Year if less than or equal to the Guaranteed Annual Income (GAI) if you have purchased the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit II-Single, Guaranteed Lifetime Withdrawal Benefit II-Joint, Encore Lifetime Income-Single, Encore Lifetime Income-Joint, Ovation Lifetime Income-Single, Ovation Lifetime Income-Joint, Ovation Lifetime Income II — Single, Ovation Lifetime Income II — Joint, or any of the MyPath Lifetime Income optional riders.
Nursing Home or Terminal Illness Waiver
A surrender or withdrawal request made any time after the first Contract Anniversary due to the Owner’s confinement in a hospital or medical care facility for at least 90 consecutive days will not be subject to a DSC (Nursing Home Waiver). The request must be made while the Owner is still confined or within 90 days after the discharge from a hospital or medical care facility after a confinement of at least 90 consecutive days. A medical care facility for this purpose means a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is:
•	prescribed by a licensed Physician in writing; and
•	based on physical limitations which prohibit daily living in a non-institutional setting.
A surrender or withdrawal request made any time after the first Contract Anniversary in the event the Owner is diagnosed with a terminal illness will also not be subject to a DSC (Terminal Illness Waiver). A terminal illness for this purpose is a condition which:
•	is diagnosed by a licensed Physician; and

•	is expected to result in death within 12 months.
For purposes of these provisions, we must receive due proof, satisfactory to us, of the Owner’s confinement or terminal illness in writing. Physician for this purpose means a licensed medical doctor (MD) or a licensed doctor of osteopathy (DO) practicing within the scope of his or her license; and not the Owner, the Annuitant or a member of either the Owner’s or the Annuitant’s immediate families.
If the Owner of this contract is other than a natural person, such as a trust or other similar entity, benefits payable due to nursing home confinement or terminal illness will be based upon the Annuitant.
If the Owner, or Annuitant in the case of a contract owned by a non-natural person, is changed in accordance with the provisions of this contract, a one-year waiting period will apply after the date of the change before the new Owner or Annuitant is eligible for this benefit.
Mortality and Expense Risk Charge
We assume mortality risk under the contract by our obligation to pay death benefits and to continue to make monthly Annuity Payments, in accordance with the annuity rate tables and other provisions in the contract, regardless of how long that Annuitant lives or all Annuitants as a group live. This assures an Annuitant that neither the Annuitant’s own longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly Annuity Payments received under the contract. Our expense risk is the risk that the charges under the contract will be inadequate to cover our expenses. This charge is deducted during both the accumulation phase and the annuity phase of the contract.
For assuming these risks, we make a deduction from the Variable Annuity Account at the annual rate of 1.70% of the net asset value during the accumulation period for Contract Years 1 through 9. At the beginning of Contract Year 10, the rate decreases to 1.10% of the Variable Contract Value for the remainder of the accumulation period. Once you annuitize your contract the annual rate changes to 1.20% of Contract Value.
Administrative Charge
We perform all contract administrative services. These include the review of applications, the preparation and issuance of contracts, the receipt of Purchase Payments, forwarding amounts to the Portfolios for investment, the preparation and mailing of periodic reports and other services.
For providing these services we make a deduction from the Variable Annuity Account at the annual rate of 0.15% of the net asset value of the Variable Annuity Account. This charge is taken during both the accumulation period and the annuity period by the contract. Since the charge is taken from a contract on each Valuation Date, there is no return of any part of the charge in the event that the contract is redeemed. As the charge is made as a percentage of assets in the Variable Annuity Account, there is not necessarily a relationship between the amount of administrative charge imposed on a given contract and the amount of expenses that may be attributable to that contract.
Annual Maintenance Fee
We charge an annual maintenance fee for maintaining the records and documents with each contract. This fee is $35 and it will be deducted on each Contract Anniversary and at surrender of the contract on a pro rata basis from your accumulation value in the Variable Annuity Account. We waive this fee if the greater of your Purchase Payments, less withdrawals, or your Contract Value is $75,000 or more at each Contract Anniversary.

Optional Contract Rider Charges
If you elect one of the optional death benefits and/or one of the other contract options, the charge described below will apply to your contract. A complete description of each optional contract rider can be found under the corresponding section of the Prospectus. If these deductions are insufficient to cover our actual costs, then we will absorb the resulting losses. If the deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit to us. Some or all of such profit or “retained earnings” may be used to cover any distribution costs not recovered through the Deferred Sales Charge (DSC).
We reserve the right to change the current charges for optional contract riders that are issued in the future. Any changes in the charges will not exceed the maximum charges listed in the section of this Prospectus entitled “Contract Charges and Expenses — Other Optional Benefit Charges.” If we change the current charges, they will only apply to the optional riders applied for on or after the effective date of the change. We may decide to change the rider charge in our sole discretion.
Highest Anniversary Value II (HAV II) Death Benefit Option — Charge
•	If you purchase the HAV II optional death benefit, we will deduct an HAV II death benefit charge (HAV II charge) on a quarterly basis for expenses related to this optional benefit. The annual HAV II charge is equal to 0.30% of the death benefit. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the HAV II charge (0.075%) will be multiplied by the death benefit on that date and will be deducted on a pro rata basis from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled ‘Death Benefits — Optional Death Benefits’ for details on how the death benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization, to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Premier II Death Benefit (PDB II) Option — Charge
•	If you purchase the PDB II optional death benefit, we will deduct a PDB II death benefit charge (PDB II charge) on a quarterly basis for expenses related to this optional benefit. The annual PDB II charge is equal to 0.80% of the death benefit. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the PDB II charge (0.20%) will be multiplied by the death benefit on that date and will be deducted on a pro rata basis from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled ‘Death Benefits — Optional Death Benefits’ for details on how the death benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization, to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Estate Enhancement Benefit II (EEB II) Option — Charge
•	If you purchase the EEB II optional benefit, we will deduct an annual EEB II benefit charge for expenses related to this optional benefit. The EEB II charge is equal to 0.25% annually of the Contract Value allocated to the Variable Annuity Account and this amount will be deducted daily from amounts held in the Variable Annuity Account. This charge will also be applied as a reduction to the interest rate for any portion of your Contract Value allocated into the Fixed Account or the DCA Fixed Account. The reduced interest rate will in no event be less than the minimum guaranteed interest rate for your contract. See the section of this Prospectus entitled

‘Death Benefits — Optional Death Benefits’ for additional information. The charge does not apply after annuitization, or in the case of a partial annuitization, to the portion of your contract annuitized.
MyPath Highest Anniversary Death Benefit (MyPath DB) (Single and Joint) Option — Charge
•	If you purchase either the single or joint version of the MyPath DB optional death benefit, we will deduct a MyPath DB death benefit charge (MyPath DB charge) on a quarterly basis for expenses related to this optional benefit. The annual MyPath DB charge is equal to 0.40% of the Highest Anniversary Death Benefit. It is possible that the death benefit amount under the contract may be higher than the Highest Anniversary Death Benefit amount, but the charge for the rider is based on the Highest Anniversary Death Benefit amount. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the MyPath DB charge (0.10%) will be multiplied by the Highest Anniversary Death Benefit on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this prospectus entitled “Death Benefits — Optional Death Benefits” for details on how the Highest Anniversary Death Benefit is determined. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.
Highest Anniversary Value (HAV) Death Benefit Option — Charge
•	If you purchase the HAV optional death benefit, we will deduct an annual HAV death benefit charge (HAV charge) for expenses related to this optional benefit. The HAV charge is equal to 0.15% annually of the Variable Contract Value and this amount will be deducted daily from amounts held in the Variable Annuity Account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.
Premier Death Benefit (PDB) Option — Charge
•	If you purchase the PDB optional death benefit, we will deduct an annual PDB death benefit charge for expenses related to this optional benefit. The PDB charge is equal to 0.35% annually of the Variable Contract Value and this amount will be deducted daily from amounts held in the Variable Annuity Account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.
Estate Enhancement Benefit (EEB) Option — Charge
•	If you purchase the EEB optional benefit, we will deduct an annual EEB benefit charge for expenses related to this optional benefit. The EEB charge is equal to 0.25% annually of the Variable Contract Value and this amount will be deducted daily from amounts held in the Variable Annuity Account. This charge will also reduce the interest rate available with this option. See the “Other Contract Options — Estate Enhancement Benefit Option” for additional information. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.
MyPath Core Flex (Single and Joint) Option — Charge
•	If you purchase the MyPath Core Flex optional benefit, we will deduct a MyPath Core Flex benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.20% for MyPath Core Flex — Single and 1.30% for MyPath Core Flex — Joint, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.00% for MyPath Core Flex — Single and MyPath Core Flex — Joint, of the greater of the

Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.30% for MyPath Core Flex — Single, and 0.325% for MyPath Core Flex — Joint) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this prospectus entitled “Other Contract Options (Living Benefits)” for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.
MyPath Ascend 2.0 (Single, Joint, and Joint 50) Option — Charge
•	If you purchase the MyPath Ascend 2.0 optional benefit, we will deduct a MyPath Ascend 2.0 benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.40% for MyPath Ascend 2.0 — Single and 1.50% for MyPath Ascend 2.0 — Joint and Joint 50, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.25% for MyPath Ascend 2.0 — Single, MyPath Ascend 2.0 — Joint, and MyPath Ascend 2.0 — Joint 50, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.35% for MyPath Ascend 2.0 — Single, and 0.375% for MyPath Ascend 2.0 — Joint and Joint 50) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled “Other Contract Options (Living Benefits)” for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.
MyPath Horizon (Single, Joint, and Joint 50) Option — Charge
•	If you purchase the MyPath Horizon optional benefit, we will deduct a benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.50% of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.25%, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge, 0.375% will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled “Other Contract Options (Living Benefits)” for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.
MyPath Ascend (Single and Joint) Option — Charge
•	If you purchase the MyPath Ascend optional benefit, we will deduct a MyPath Ascend benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.40% for MyPath Ascend — Single and 1.50% for MyPath Ascend — Joint, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.25% for MyPath Ascend — Single and MyPath Ascend — Joint, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.35% for MyPath Ascend — Single, and 0.375% for MyPath Ascend — Joint) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this prospectus entitled “Other Contract Options (Living Benefits)” for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.
MyPath Summit (Single and Joint) Option — Charge
•	If you purchase the MyPath Summit optional benefit, we will deduct a MyPath Summit benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual charge for this rider is 1.40% for MyPath Summit — Single and 1.50% for MyPath Summit — Joint, of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.25% for MyPath Summit — Single and MyPath Summit — Joint, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge (0.35% for MyPath Summit — Single, and 0.375% for MyPath Summit — Joint) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this prospectus entitled “Other Contract Options (Living Benefits)” for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.
MyPath Value (Single and Joint) Option — Charge
•	If you purchase the MyPath Value optional benefit, we will deduct a MyPath Value benefit charge on a quarterly basis for expenses related to this optional benefit. The annual charge for this rider is as follows:
•	For Contracts Applied for Before May 1, 2017. Annual charge of 0.45% for MyPath Value — Single and 0.55% for MyPath Value — Joint, of the greater of the Contract Value or benefit base.
•	For Contracts Applied for On or After May 1, 2017. Annual charge of 0.55% for MyPath Value — Single and 0.65% for MyPath Value — Joint, of the greater of the Contract Value or benefit base.
The maximum possible charge for this rider is 1.00% for MyPath Value — Single and MyPath Value — Joint, of the greater of the Contract Value or benefit base. Beginning three months after the rider effective date, and every three months thereafter, an amount equal to one quarter of the current charge will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted proportionately from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled “Optional Living Benefit Riders” for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a proportionate amount of the charge will be taken for the period.

Guaranteed Minimum Income Benefit (GMIB) Option — Charge
•	If you purchase the GMIB optional benefit, we will deduct an annual GMIB benefit charge for expenses related to this optional benefit. The current GMIB benefit charge is equal to 0.95% multiplied by the GMIB benefit base amount. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the GMIB benefit base is determined. The maximum possible charge for this rider is 1.50%. Beginning with the first Contract Anniversary following the rider effective date and every Contract Anniversary thereafter, the GMIB benefit charge will be calculated and deducted in proportion to the Owner’s allocation to the Sub-Accounts in the Variable Annuity Account. The charge does not apply after annuitization. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Encore Lifetime Income-Single (Encore-Single) Option — Charge
•	If you purchase the Encore-Single optional benefit, we will deduct an Encore-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Encore-Single charge is equal to 1.10% of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 1.75% of the greater of the Contract Value or benefit base. Beginning with the Encore-Single effective date and every three months thereafter, an amount equal to one quarter of the Encore-Single charge (0.275%) will be multiplied by the greater of the Contract Value or the benefit base on that date and will be deducted on a pro rata basis from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Encore Lifetime Income-Joint (Encore-Joint) Option — Charge
•	If you purchase the Encore-Joint optional benefit, we will deduct an Encore-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Encore- Joint charge is equal to 1.30% of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.00% of the greater of the Contract Value or benefit base. Beginning with the Encore-Joint effective date and every three months thereafter, an amount equal to one quarter of the Encore-Joint charge (0.325%) will be multiplied by the greater of the Contract Value or the benefit base on that date and will be deducted on a pro rata basis from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Ovation Lifetime Income II-Single (Ovation II-Single) Option — Charge
•	If you purchase the Ovation II-Single optional benefit, we will deduct an Ovation II-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation II-Single charge is equal to 1.20% of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.25% of the greater of the Contract Value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation II-Single charge (0.30%) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted on a pro rata basis from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Ovation Lifetime Income II-Joint (Ovation II-Joint) Option — Charge
•	If you purchase the Ovation II-Joint optional benefit, we will deduct an Ovation II-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation II-Joint charge is equal to 1.20% of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.50% of the greater of the Contract Value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation II-Joint charge (0.30%) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted on a pro rata basis from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Ovation Lifetime Income-Single (Ovation-Single) Option — Charge
•	If you purchase the Ovation-Single optional benefit, we will deduct an Ovation-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation-Single charge is equal to 1.15% of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 1.75% of the greater of the Contract Value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Single charge (0.2875%) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted on a pro rata basis from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Ovation Lifetime Income-Joint (Ovation-Joint) Option — Charge
•	If you purchase the Ovation-Joint optional benefit, we will deduct an Ovation-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The current annual Ovation-Joint charge is equal to 1.65% of the greater of the Contract Value or benefit base. The maximum possible charge for this rider is 2.50% of the greater of the Contract Value or benefit base. Beginning with the rider effective date and every three months thereafter, an amount equal to one quarter of the Ovation-Joint charge (0.4125%) will be multiplied by the greater of the Contract Value or benefit base on that date and will be deducted on a pro rata basis from Contract Values allocated to the Variable Annuity Account. See the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’ for details on how the benefit base is determined. The charge does not apply after annuitization or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.

Guaranteed Income Provider Benefit (GIPB) Option — Charge
•	If you purchase the GIPB optional benefit, we will deduct an annual GIPB benefit charge for expenses related to this optional benefit. The GIPB charge is equal to 0.50% annually of the Variable Contract Value and this amount will be deducted daily from amounts held in the Variable Annuity Account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized.
Guaranteed Minimum Withdrawal Benefit (GMWB) Option — Charge
•	If you purchase the GMWB optional benefit, we will deduct a GMWB benefit charge on a quarterly basis for expenses related to this optional benefit. The current GMWB charge is equal to 0.50% annually multiplied by the Guaranteed Withdrawal Benefit (GWB) amount. Beginning with the GMWB effective date and at the end of every three months thereafter, one quarter of the GMWB charge (0.125%) will be multiplied by the GWB amount on that date and will be deducted in proportion to the Owner’s allocation to Sub-Accounts in the Variable Annuity Account. The maximum possible annual charge will never exceed 1.00% of the GWB amount. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Guaranteed Lifetime Withdrawal Benefit (GLWB) Option — Charge
•	If you purchase the GLWB optional benefit, we will deduct a GLWB benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB charge is equal to 0.60% of Contract Value, deducted quarterly. Beginning with the GLWB effective date and at the end of every three months thereafter, one quarter of the GLWB charge (0.15%) will be multiplied by the Contract Value on that date and will be deducted in proportion to the Owner’s allocation to Sub-Accounts in the Variable Annuity Account. The charge does not apply after annuitization, or in the case of a partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Guaranteed Lifetime Withdrawal Benefit II-Single (GLWB II-Single) Option — Charge
•	If you purchase the GLWB II-Single optional benefit, we will deduct a GLWB II-Single benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II-Single charge is equal to 0.60% of the greater of the Contract Value or Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The maximum possible charge for this rider is 1.00%. The GWB amount is equal to the initial Purchase Payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the Contract Value on the effective date of the rider. Beginning with the GLWB II-Single effective date and at the end of every three months thereafter, one quarter of the GLWB II-Single charge (0.15%) will be multiplied by the greater of the Contract Value or GWB on that date and will be deducted in proportion to the Owner’s allocation to Sub-Accounts in the Variable Annuity Account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Guaranteed Lifetime Withdrawal Benefit II-Joint (GLWB II-Joint) Option — Charge
•	If you purchase the GLWB II-Joint optional benefit, we will deduct a GLWB II-Joint benefit charge on a quarterly basis for expenses related to this optional benefit. The GLWB II-Joint charge is equal to 0.75% of the greater of the Contract Value or Guaranteed Withdrawal Benefit (GWB) amount, deducted quarterly. The maximum possible charge for the rider is 1.15%. The GWB amount is equal to the initial Purchase Payment if this rider is added at contract issue. If the rider is added at a subsequent anniversary, the initial GWB will be equal to the Contract Value on the effective date of the rider. Beginning with the GLWB II-Joint effective date and at the end of every three months thereafter, one quarter of the GLWB II-Joint charge (0.1875%) will be multiplied by the greater of the Contract Value or GWB on that date and will be deducted in proportion to the Owner’s allocation to Sub-Accounts in the Variable Annuity Account. The charge does not apply after annuitization, or in the case of partial annuitization to the portion of your contract annuitized. In the event that the rider terminates or is cancelled prior to the charge being taken for the period, a pro rata portion of the charge will be taken for the period.
Premium Taxes
Deduction for any applicable state premium taxes may be made from each Purchase Payment or when Annuity Payments begin. Currently such taxes range from 0% to 3.5%, depending on applicable law. Any amount withdrawn from the contract may be reduced by any premium taxes not previously deducted. Transfers currently are free from any state premium tax.
Transfer Charges
There currently is no charge for any transfer. However, we reserve the right under the contract to charge up to $10 per transfer if you make more than 12 transfers in any single Contract Year.
Market Value Adjustment
See “Fixed Account(s) and the Guaranteed Term Account” for a complete description of this charge.
Underlying Portfolio Charges
There are deductions from and expenses paid out of the assets of the Portfolio companies that are described in the prospectuses of those Portfolios.
Annuitization Benefits and Options
Annuity Payments
When you elect Annuity Payments to commence, or annuitize, you elect to convert your Contract Value into a stream of payments. This is sometimes referred to as the “payout” phase of your contract. You may choose a fixed or variable annuitization, or a combination of both. You may annuitize your entire contract or a portion of your contract. In the event you annuitize only a portion of your contract, your Contract Value will be reduced by the amount you annuitize and any applicable Recapture of Credit Enhancement. If you choose a partial annuitization in a Non-Qualified Contract with a life contingent option or a period certain of 10 years or more, the cost basis in the contract will be allocated pro rata between each portion of the contract. Partial annuitization is treated as a withdrawal for purposes of benefits provided under optional death and living benefit riders. You may wish to consult with your tax advisor in the event you choose a partial annuitization with an option that is not a life contingent option or period certain of less than 10 years as the tax treatment under the Internal Revenue Code is unclear. Values will be allocated at your direction to our Fixed Account for purposes of providing a Fixed Annuity Payment and to the Sub-Accounts of the Variable Annuity Account for purposes of providing Variable Annuity Payments. You also need to elect an annuity option, which is described below.

If you choose a variable annuitization, Annuity Payments are determined by several factors:
(a)	the Assumed Investment Return (AIR) and mortality table specified in the contract,
(b)	the age and gender of the Annuitant and any Joint Annuitant,
(c)	the type of Annuity Payment option you select, and
(d)	the investment performance of the Portfolios you select.
The amount of the Variable Annuity Payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions described in the contract. The Annuitant will receive the value of a fixed number of Annuity Units each month. The value of those units, and thus the amounts of the monthly Annuity Payments will, however, reflect investment gains and losses and investment income of the Portfolios. In other words, the Annuity Payments will vary with the investment experience of the assets of the Portfolios you select. The dollar amount of payment determined for each Sub-Account will be aggregated for purposes of making payments.
When your contract is annuitized, any death benefit or living benefit rider is terminated and you are no longer eligible for any death benefit(s) or living benefit(s) if elected under the contract. You should refer to the section of the prospectus describing the specific optional benefit you have elected for additional information. However, your beneficiaries may be entitled to any remaining Annuity Payments, depending on the annuity option used.
Annuitization may provide higher income amounts and/or different tax treatment than payments or withdrawals taken as part of a living benefit. You should consult with your tax advisor, your financial professional and consider requesting an annuitization illustration before you decide.
Electing the Retirement Date and Annuity Option
You may elect to annuitize your contract any time after the second Contract Anniversary. If you annuitize your contract prior to the end of Contract Year 7, we will Recapture any unvested Credit Enhancement. For additional details regarding vesting and Recapture, see the section entitled “Credit Enhancement and Recapture”.
You must notify us in writing at least 30 days before Annuity Payments are to begin. Under the contract, if you do not make an election for an Annuity Commencement Date, Annuity Payments will begin automatically on the Maturity Date. Unless you have agreed with us to change your Maturity Date, the Maturity Date is as set forth in your contract or in an endorsement to the contract. In general, it is the first of the month on or following the oldest Annuitant’s 95th birthday. You may elect an earlier Annuity Commencement Date, as permitted by your contract.
Currently, it is our practice to await your instructions before beginning to pay Annuity Payments. We reserve the right, in our sole discretion, to refuse to extend your Annuity Commencement Date or the Maturity Date, regardless of whether we may have granted extensions in the past to you or other similarly situated Owners. There may be adverse tax consequences for delaying the Maturity Date. See the section of this prospectus entitled “Federal Tax Status” for a further description of these risks. Some broker-dealers may not allow you to elect an Annuity Commencement Date or extend a Maturity Date beyond age 95.
The contract permits an Annuity Payment to begin on the first day of any month. The minimum first Annuity Payment whether on a variable or fixed dollar basis must be at least $50 for the payment frequency elected. If the first monthly Annuity Payment would be less than $50, we may fulfill our obligation by paying in a single sum the surrender value of the contract which would otherwise have been applied to provide Annuity Payments. The maximum amount which may be applied to provide a Fixed Annuity under the contract without our prior consent is $2,000,000.
Annuity Options
The contract provides for four annuity options. Any one of them may be elected if permitted by law. Each annuity option may be elected on either a Variable Annuity or a Fixed Annuity basis, or a combination of the two. We may make other annuity options available on request. Except for Option 4, once Annuity Payments have commenced you cannot surrender an annuity benefit and receive a single sum settlement in lieu thereof. If you fail to elect an annuity option and your entire Contract Value is in the General Account, a Fixed Annuity will be provided and the annuity option will be a life annuity with a cash refund. If a portion of your Contract Value is allocated to the variable Sub-Accounts, a fixed and/ or Variable Annuity will be provided proportionate to the allocation of your available value and the annuity option will be Option 2A, a life annuity with a period certain of 120 months, unless a shorter period certain is needed to meet IRS requirements.
Option 1 — Life Annuity This is an Annuity Payment option which is payable monthly during the lifetime of the Annuitant and it terminates with the last scheduled payment preceding the death of the Annuitant. This option offers the maximum monthly payment (of those options which involve a life contingency) since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the Annuitant to receive only one Annuity Payment if he or she died prior to the due date of the second Annuity Payment, two if he or she died before the due date of the third Annuity Payment, etc.
Option 2 — Life Annuity with a Period Certain of 120 Months (Option 2A), 180 Months (Option 2B), or 240 Months (Option 2C) This is an Annuity Payment option which is payable monthly during the lifetime of the Annuitant, with the guarantee that if the Annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain. If the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment and using the same interest rate which served as a basis for the annuity, shall be paid in a single sum to the beneficiary.
Option 3 — Joint and Last Survivor Annuity This is an Annuity Payment option which is payable monthly during the joint lifetime of the Annuitant and a designated Joint Annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or continuation of payments to beneficiaries. If this option is elected, the contract and payments shall then be the joint property of the Annuitant and the designated Joint Annuitant. It would be possible under this option for both Annuitants to receive only one Annuity Payment if they both died prior to the due date of the second Annuity Payment, two if they died before the due date of the third Annuity Payment, etc.
Option 4 — Period Certain Annuity This is an Annuity Payment option which is payable monthly for a period certain of 10 to 20 years, as you choose; our consent is required for any other period of years. At any time prior to the Annuitant’s death, the Annuitant may elect to withdraw the Commuted Value of any portion of the remaining Annuity Payments as determined by Minnesota Life. Redemption requests for any period certain annuity may not be less than the minimum contract withdrawal amount. Commutation prior to death is not available on any amounts in the Fixed Account(s).

If the Annuitant dies before all payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain, or be commuted to a present value as determined by Minnesota Life and paid as either a single sum or applied to effect a life annuity under Option 1 or Option 2, at the beneficiary’s election.
If you have elected an optional GMWB, GLWB, or single or joint versions of GLWB II, Encore, Ovation, or Ovation II benefit and it is still in effect when you reach the maximum Maturity Date, we will offer you a fifth annuity option. For GMWB, this option provides a Fixed Annuity Payment equivalent on an annual basis to your maximum GAW until the GWB is reduced to zero at which point Annuity Payments will cease. For contracts issued under qualified plans, this option may not be available if the period of time needed to liquidate the GWB exceeds life expectancy. For GLWB, and single and joint versions of GLWB II, Encore, Ovation, and Ovation II, the annuity option will provide a Fixed Annuity Payment equivalent on an annual basis to your current GAI for the remainder of your life (or the life of the Joint Owner or Designated Life, where applicable). These options will generally be more favorable when your remaining benefit value is greater than the current Contract Value and you believe it is unlikely your Contract Value will exceed the remaining benefit value in the future. You should consider requesting an annuitization illustration if you have questions about which annuity option is appropriate for you.
If you have elected one of the MyPath Lifetime Income optional riders, it is still in effect when you reach the maximum Maturity Date, and the oldest Annuitant is a Designated Life under the rider, we will offer you an additional annuity option. The annuity option will provide a Fixed Annuity Payment equivalent on an annual basis to your current GAI for the remainder of the life of the Designated Life (or both Designated Lives, as appropriate), as further described in the section of this prospectus entitled “Other Contract Options (Living Benefits).” These options will generally be more favorable when your remaining benefit value is greater than the current Contract Value and you believe it is unlikely your Contract Value will exceed the remaining benefit value in the future. You should consider requesting an annuitization illustration if you have questions about which annuity option is appropriate for you.
Calculation of Your First Annuity Payment
The Contract Value, adjusted for any applicable Market Value Adjustment for amounts in the Guaranteed Term Account, and reduced for any Recapture of Credit Enhancement, is available to provide Annuity Payments. Some states impose a premium tax on the amounts used to provide Annuity Payments. These taxes may vary based on the type of plan involved and we may deduct these amounts from the amount available to provide Annuity Payments.
The amount of the first monthly payment depends on the Annuity Payment option elected, gender (except in tax-qualified plans that require the use of genderless rates), and the adjusted age of the Annuitant and any Joint Annuitant. A formula for determining the adjusted age is contained in your contract.
The contract contains tables which show the dollar amount of the first monthly payment for each $1,000 of value applied for fixed or Variable Annuity Payment options. If, when payments are elected, we are using tables of annuity rates for this contract which are more favorable, we will apply those rates instead.
If you elect a Variable Annuity Payment, the first monthly payment is determined from the applicable tables in the contract. This initial payment is then allocated in proportion to your value in each Sub-Account of the Variable Annuity Account. A number of Annuity Units is then determined by dividing this dollar amount by the then current Annuity Unit value for each Sub-Account. Thereafter, the number of Annuity Units remains unchanged during the period of Annuity Payments, except for transfers and in the case of certain joint Annuity Payment options which provide for a reduction in payment after the death of the Annuitant.
A 4.50% Assumed Investment Return (AIR) is used for the initial Variable Annuity Payment determination. This would produce level Annuity Payments if the Net Investment Factor remained constant at 4.50% per year. Subsequent Variable Annuity Payments will decrease, remain the same or increase depending upon whether the actual Net Investment Factor is less than, equal to, or greater than 4.50%. (See Section entitled “Value of Annuity Unit”).
Annuity payments are generally made as of the first day of a month, unless otherwise agreed to by us. The contract requires that we receive notice of election to begin Annuity Payments at least thirty days prior to the Annuity Commencement Date.
Amount of Subsequent Variable Annuity Payments
The dollar amount of the second and later Variable Annuity Payments is equal to the number of Annuity Units determined for each Sub-Account multiplied by the current Annuity Unit value for that Sub-Account. This dollar amount may increase or decrease from month to month.
Value of the Annuity Unit
The value of an Annuity Unit for each Sub-Account of the Variable Annuity Account will vary to reflect the investment experience of the applicable Portfolio(s). It will be determined by multiplying:
(a)	the value of the Annuity Unit for that Sub-Account for the preceding Valuation Date by;
(b)	the Net Investment Factor (as defined in “Special Terms”) for that Sub-Account for the Valuation Date for which the Annuity Unit value is being calculated; and by
(c)	a factor that neutralizes the Assumed Investment Return. This factor reverses the Assumed Investment Return (AIR) which is used to calculate the initial variable payment and Annuity Units. It substitutes the performance of the underlying Funds in place of the AIR to determine the increase or decrease in the value of the Annuity Units.
Transfers after you have Annuitized your Contract
After you annuitize, we hold amounts as “reserves” for our obligations to make Annuity Payments under your contract. You specify where we hold those reserves by choosing your payment allocation. If you specify a Sub-Account of the Variable Annuity Account, then the amount of your Annuity Payments will vary with the performance of that Sub-Account. Amounts held as annuity reserves may be transferred among the Sub-Accounts. Annuity reserves may also be transferred from a Variable Annuity to a Fixed Annuity during this time. The change must be made by a written request. The Annuitant and Joint Annuitant, if any, must make such an election.
There are restrictions to such a transfer:
•	We must receive the written request for an annuity transfer in the home office at least 3 days in advance of the due date of the Annuity Payment subject to the transfer. A transfer request received less than 3 days prior to the Annuity Payment due date will be made as of the next Annuity Payment due date.
Upon request, we will provide you with annuity reserve amount information by Sub-Account.

A transfer will be made on the basis of Annuity Unit values. The number of Annuity Units being transferred from the Sub-Account will be converted to a number of Annuity Units in the new sub- account. The Annuity Payment option will remain the same and cannot be changed. After this conversion, a number of Annuity Units in the new Sub-Account will be payable under the elected option. The first payment after conversion will be of the same amount as it would have been without the transfer. The number of Annuity Units will be set at the number of units which are needed to pay that same amount on the transfer date.
Amounts held as reserves to pay a Variable Annuity may also be transferred to a Fixed Annuity during the annuity period. However, the restrictions which apply to annuity Sub-Account transfers will apply in this case as well. The amount transferred will then be applied to provide a Fixed Annuity amount. This amount will be based upon the adjusted age of the Annuitant and any Joint Annuitant at the time of the transfer. The Annuity Payment option will remain the same. Amounts paid as a Fixed Annuity may not be transferred to a Variable Annuity.
When we receive a request to make transfers of annuity reserves it will be effective for future Annuity Payments.
Death Benefits
Before Annuity Payments Begin
If you die before Annuity Payments begin, we will pay the death benefit to the beneficiary. If the Owner of this contract is other than a natural person, such as a trust or other similar entity, we will pay the death benefit to the beneficiary on the death of any Annuitant. The death benefit will be paid in a single sum to the beneficiary designated unless another form of settlement has been requested and agreed to by us. If your contract includes an optional living benefit, the beneficiary may be entitled to additional options. See the section entitled “Other Contract Options” for the specific optional benefit details. We will Recapture any Credit Enhancement applied to your contract within 12 months of your date of death. Please see the “Credit Enhancement and Recapture” section for details and Appendix G for an example.
The value of the death benefit will be determined as of the Valuation Date coincident with or next following the day we receive due proof of death and any related information necessary. Any death benefit amounts due as an adjustment in excess of the Contract Value on the date we receive due proof of death will be directed into the Guaranteed Term Account or the Sub-Accounts of the Variable Annuity Account, in the same proportion that each allocation bears to the Contract Value on the date the death benefit is calculated, in fulfillment of the guaranteed death benefit provision of the contract. Amounts will not be directed into the DCA Fixed Account Option. The death benefit will be equal to the greater of:
(a)	the Contract Value; or
(b)	the total amount of Purchase Payments, reduced pro rata1 for partial withdrawals (including any DSC or MVA); or
[1]	The pro rata adjustment will be calculated by taking the total amount withdrawn, divided by the Contract Value prior to the withdrawal, and multiplying the result by the death benefit just prior to the withdrawal. For example:
(10,000 withdrawal/90,000 Contract Value prior to the withdrawal) X 100,000 death benefit just prior to withdrawal = 11,111. So “b” equals: 100,000 – 11,111 = 88,889

(c)	if you purchased an optional death benefit when your contract was issued, the value due under the selected optional death benefit rider. (See “Optional Death Benefits” for details of this calculation.)
Prior to any election by the beneficiary of a death benefit payment option, amounts held in the contract (including amounts paid or payable by us as a death benefit to the Contract Value) shall continue to be affected by the Portfolio performance as allocated by the Owner. The beneficiary has the right to allocate or transfer any amount to any available Portfolio option, subject to the same limitations imposed on the Owner.
Surviving Spouse Option
If any portion of the death benefit is payable to the designated beneficiary who is also the surviving spouse, that spouse shall be treated as the Owner for purposes of: (1) when payments must begin, and (2) the time of distribution in the event of that spouse’s death. In addition, if a surviving spouse elects to assume his or her deceased spouse’s contract, there may be an adjustment to the Contract Value in the form of a death benefit.
Beneficiary other than a Surviving Spouse
If the designated beneficiary is a person other than the Owner’s spouse, that beneficiary may:
(1) elect an annuity option measured by a period not longer than that beneficiary’s life expectancy only so long as Annuity Payments begin not later than one year after the death, or
(2) take the entire Contract Value within five years after death of the Owner. If there is no designated beneficiary, then the entire Contract Value must be distributed within five years after death of the Owner.
Alternatively, and if permitted by the IRS, a beneficiary may elect to receive a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for purposes of calculating the minimum distribution required under section 401(a)(9) of the Internal Revenue Code.
Note that changes made in the Setting Every Community Up For Retirement Act of 2019 (“SECURE Act”) may not allow the Beneficiary of a qualified retirement or individual retirement annuity contract to elect to take payments over the Beneficiary's lifetime after the death of the Owner, annuitant or participant. The SECURE Act changes were effective as of January 1, 2020. See the “Tax Qualified Programs” section of the prospectus for a more detailed discussion of the SECURE Act changes.
Below is an overview of some of the more common scenarios and who would receive the death benefit (if any) under the contract terms. If you elect an optional death benefit rider, the scenarios below may apply differently or not be applicable. Please refer to the section of this prospectus entitled “Optional Death Benefits” for details.
If death occurs before Annuity Payments begin:

If:	Then:
The Owner dies; and • there is a surviving Joint Owner; and • the Annuitant is either living or deceased.	The Joint Owner receives the death benefit
The Owner dies; and • there is no Joint Owner; and • the Annuitant is either living or deceased.	The designated beneficiary receives the death benefit
The Owner dies; and • there is no Joint Owner and • there is no designated beneficiary (or all of the beneficiaries pre-decease the Owner); and • the Annuitant is either living or deceased	Owner’s estate receives the death benefit
The Annuitant dies; and • Owner is living	The Owner may name a new Annuitant
The Annuitant dies; and • the Owner is not a natural person, such as a trust	The designated beneficiary receives the death benefit
The Annuitant dies; and • the Owner is not a natural person, such as a trust; and • there is no designated beneficiary (or all of the beneficiaries pre-decease the Annuitant)	The Owner receives the death benefit
Optional Death Benefits
Effective December 7, 2012, the following optional death benefit riders are no longer available for you to elect: Highest Anniversary Value (HAV) Death Benefit Option, Premier Death Benefit (PDB) Option, and Estate Enhancement Benefit (EEB) Option.
At the time you purchase your contract you may elect optional death benefits. You must be 75 years old or less in order to elect HAV II, PDB II, or EEB II. You must be 70 years old or less in order to elect MyPath DB. You may only elect these options when you submit your application. Once you elect an optional death benefit rider, you may not cancel it. There is a particular charge associated with each optional death benefit. See “Optional Contract Rider Charges” for more information. Each optional contract feature may or may not be beneficial to you depending upon your circumstances. You should consult your tax advisor and your financial professional before you elect any optional features. These optional death benefits are subject to state availability and we reserve the right to stop offering any option(s) at any time.
The following chart provides an overview of the optional death benefit riders and combinations of riders that may be available to you, subject to state approval.

Optional Death Benefit Riders	Available if no Optional Living Benefit is Elected?	Optional Death Benefit Riders it may be Elected With	Optional Living Benefit Riders it may be Elected With
HAV II	Yes	EEB II	None
PDB II	Yes	EEB II	None
EEB II	Yes	HAV II or PDB II	None
My Path DB — Single	No	None	MyPath Core Flex — Single or MyPath Value — Single
My Path DB — Joint	No	None	MyPath Core Flex — Joint or MyPath Value — Joint
After the first Contract Anniversary following the effective date of HAV II, PDB II, EEB II, or MyPath DB, Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a Purchase Payment is received in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value or death benefit. This restriction does not apply to Purchase Payments made during the first Contract Year following the effective date of the optional death benefit.
In determining the amount of death benefit available under HAV II, PDB II, EEB II, and MyPath DB (Single and Joint), certain values may be adjusted on a “Pro-rata Basis.” Values adjusted on a Pro-rata Basis means that the value being adjusted will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the value that is being adjusted immediately prior to the withdrawal,
(b)	is the total amount withdrawn, including any applicable charges, and
(c)	is the Contract Value immediately prior to the withdrawal.
Highest Anniversary Value II (HAV II) Death Benefit Option
The HAV II death benefit option provides for a periodic calculation of a death benefit based on the highest Contract Value on Contract Anniversaries as described below.
The initial Highest Anniversary Value is equal to the Purchase Payments received on the rider effective date. Any Credit Enhancements are not included in the initial value. Thereafter, the Highest Anniversary Value will be determined on every Contract Anniversary prior to and including the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person). On the day your death benefit is determined, the Highest Anniversary Value is equal to the greater of:
(a)	the Contract Value; or
(b)	the previous Highest Anniversary Value increased by any Purchase Payments and reduced on a Pro-rata Basis (as described in the subsection entitled “Optional Death Benefits”) for amounts withdrawn since the previous Highest Anniversary Value was determined.
There will be no further Highest Anniversary Values determined after the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person). However, where Joint Owners exist, if the surviving Owner continues the contract after the death of the first Owner, determination of new Highest Anniversary Values may resume on the next Contract Anniversary until the Contract Anniversary following the 80th birthday of surviving Owner.

We reserve the right to limit the death benefit to the Contract Value in lieu of any other death benefit value payable if we receive proof of death more than one year after the date of death. This may result in your beneficiary receiving a death benefit that is less than what the beneficiary may have otherwise been entitled to. In addition, you may have paid for a death benefit that may not ultimately be received in this circumstance.
This death benefit option will terminate on the earliest of:
•	the payment of all death benefits available under the contract or optional death benefit riders;
•	termination or surrender of the contract;
•	the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments;
•	the Contract Value equals zero; or
•	the date of an ownership change or assignment under the contract unless: (a) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.
See Appendix M for examples of how this optional death benefit works.
Premier II Death Benefit Option
The Premier II death benefit option provides for a death benefit equal to the greater of the Highest Anniversary Value, or the 5% Increase Value.
The Highest Anniversary Value is determined in the manner described in the section entitled “Highest Anniversary Value II (HAV II) Death Benefit Option” above. The initial 5% Increase Value is equal to the Purchase Payments received on the rider effective date. Any Credit Enhancements are not included in the initial value. Thereafter, the 5% Increase Value is determined as follows:
Prior to and including the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person), the 5% Increase Value is equal to the sum of:
(a)	Contract Value in the DCA Fixed Account and Fixed Account; and
(b)	Purchase Payments and transfers into the Variable Annuity Account less withdrawals and transfers out of the Variable Annuity Account, accumulated at an interest rate of 5% compounded annually until the earlier of the date we receive proof of death or the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person) (the “Variable Portion”).
After the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person), the 5% Increase Value is equal to the sum of:
(a)	Contract Value in the DCA Fixed Account and Fixed Account; and

(b)	the Variable Portion of the 5% Increase Value calculated as of the Contract Anniversary on or following the 80th birthday of the oldest Owner (or the oldest Annuitant in the case of an Owner who is not a natural person), less withdrawals and transfers out of the Variable Annuity Account after that date.
The 5% Increase Value shall not exceed 200% of the sum of Purchase Payments adjusted on a Pro-rata Basis (as described in the subsection entitled “Optional Death Benefits”) “Optional Death Benefits”) for any amounts previously withdrawn.
We reserve the right to limit the death benefit to the Contract Value in lieu of any other death benefit value payable if we receive proof of death more than one year after the date of death. This may result in your beneficiary receiving a death benefit that is less than what the beneficiary may have otherwise been entitled to. In addition, you may have paid for a death benefit that may not ultimately be received in this circumstance.
This death benefit option will terminate on the earliest of:
•	the payment of all death benefits available under the contract or optional death benefit riders;
•	termination or surrender of the contract;
•	the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments;
•	the Contract Value equals zero; or
•	the date of an ownership change or assignment under the contract unless: (a) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.
See Appendix N for examples of how this optional death benefit works.
Estate Enhancement Benefit II (EEB II) Option
This optional contract rider may provide an additional amount to be added to the death benefit proceeds that become payable upon any Owner’s death. It is designed to help pay expenses that may be due upon an Owner’s death. We do not guarantee that the amounts provided by the EEB II option will be adequate to cover any such expenses that any heirs may have to pay. If any Owner dies before Annuity Payments begin, we will pay the EEB II benefit of this contract to the beneficiary. If the Owner of the contract is other than a natural person, such as a trust or other similar entity, we will pay the EEB II benefit to the beneficiary on the death of the Annuitant.
The EEB II benefit will be the EEB II Percentage (as described below) multiplied by the lesser of:
(a)	the Contract Value less Purchase Payments not previously withdrawn; or
(b)	200% of the sum of Purchase Payments adjusted on a Pro-rata Basis (as described in the subsection entitled “Optional Death Benefits”) for any amounts previously withdrawn.
The EEB II Percentage depends on the age of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner). The age used in determining the EEB II benefit is determined at the time the rider is issued, and it will not be adjusted upon a change of Owner or Annuitant. If the age of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner) is less than 70 years at the time the rider is issued, the EEB II Percentage is equal to 40%. If the age of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner) is 70 years or older at the time the rider is issued, the EEB II Percentage is equal to 25%.
The value of the EEB II benefit will be determined as of the Valuation Date coincident with or next following the day we receive proof of death at our home office. Any amounts due as an EEB II benefit will be paid as a death benefit adjustment and directed into the Fixed Account and Sub-Accounts of the Variable Annuity Account based on the same proportion that each bears to the Contract Value on the date the benefit is calculated. If the Contract Value is less than Purchase Payments not previously withdrawn, the EEB II benefit is zero and no adjustment will apply.
If a surviving spouse is the sole beneficiary and elects to assume his or her deceased spouse’s contract, he or she may elect to:
(a)	have any amount due under the EEB II benefit paid and this rider will terminate; or
(b)	continue this rider such that the EEB II benefit is payable on his or her death instead of the death of the Owner or Annuitant, as applicable.
If no election is made within 30 days following the date we receive proof of death at our home office, the EEB II benefit, if any, will be paid and the rider terminated under option (a). Option (b) may only be exercised one time per contract, and will not be an option upon the death of the surviving spouse.
This rider will terminate on the earliest of:
•	the payment of the EEB II benefit available;
•	the payment of all death benefits available under the contract or optional death benefit riders;
•	termination or surrender of the contract;
•	the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments;
•	the Contract Value equals zero; or
•	the date of an ownership change or assignment under the contract unless: (a) the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to, the change from individual ownership to a revocable trust for the benefit of such individual Owner or the change from joint ownership to ownership by the surviving spouse when one of them dies); or (b) the assignment is for the purposes of effectuating a 1035 exchange of the contract.
See Appendix O for examples of how this optional death benefit works.
MyPath Highest Anniversary Death Benefit (MyPath DB) (Single and Joint) Option
MyPath DB is an optional death benefit rider that is only available if you elect a MyPath Core Flex or MyPath Value optional living benefit rider. If you also elect the MyPath DB, you will receive the single (MyPath DB — Single) or joint (MyPath DB — Joint) version based on whether you elected the single or joint version of MyPath Core Flex or MyPath Value. The benefits are different between MyPath DB — Single and MyPath DB — Joint, and you should consult your financial professional to determine which version, if any, is appropriate to your situation.

If you elect MyPath DB with MyPath Core Flex, each Designated Life must be at least age 45 and at most age 70 at the time the riders are issued. If you elect MyPath DB with MyPath Value, each Designated Life must be at least age 35 and at most age 70 at the time the riders are issued.
The MyPath DB optional death benefit rider provides an additional death benefit value prior to the Annuity Commencement Date that may be greater than the death benefit provided under the contract. For MyPath DB — Single, the death benefit provided under this rider is payable upon the death of the Designated Life. For MyPath DB — Joint, the death benefit provided under this rider is payable upon the death of the last remaining Designated Life.
Calculating the Highest Anniversary Death Benefit
The MyPath DB option provides for a periodic calculation of a death benefit based on the highest Contract Value on Contract Anniversaries, subject to adjustments for subsequent Purchase Payments and withdrawals, each of which is described below. This amount is referred to as the Highest Anniversary Death Benefit.
The initial Highest Anniversary Death Benefit is equal to the Purchase Payments received on the rider effective date.
On each Valuation Date after the rider effective date, the Highest Anniversary Death Benefit is increased by any subsequent Purchase Payments that have occurred since the previous Valuation Date, and reduced for amounts withdrawn, as described below, since the previous Valuation Date. After the first Contract Anniversary following the effective date of the rider, Purchase Payments are limited to a cumulative total of $25,000, without our prior consent.
The amount by which the Highest Anniversary Death Benefit is reduced by withdrawals depends on two factors: (1) when the withdrawal takes place relative to the “benefit date”, and (2) the amount of the withdrawal relative to the Guaranteed Annual Income (GAI) amount or required minimum distribution (RMD) amount, each as determined under MyPath Core Flex or MyPath Value, as applicable. See the section of this prospectus entitled “Other Contract Options (Living Benefits)” for a description of the benefit date and how GAI and RMD are determined under MyPath Core Flex and MyPath Value.
Prior to the benefit date, any amount you withdraw will cause the Highest Anniversary Death Benefit to be reduced on a Pro-rata Basis. This may result in the Highest Anniversary Death Benefit being reduced by more than the actual amount of the withdrawal.
After the benefit date, any amount you withdraw in a single Contract Year that is less than or equal to the GAI, or RMD, if greater, will cause the Highest Anniversary Death Benefit to be reduced by the amount of the withdrawal. Any amount you withdraw in a single Contract Year that is in excess of the GAI, or RMD, if greater, will cause the Highest Anniversary Death Benefit to be further reduced on a Pro-rata Basis based on the excess portion of the withdrawal. This may result in the Highest Anniversary Death Benefit being reduced by more than the actual amount of the excess portion of the withdrawal.
In addition to adjustments for subsequent Purchase Payments and withdrawals, the Highest Anniversary Death Benefit will be reevaluated on every Contract Anniversary prior to and including the Contract Anniversary on or following the 80th birthday of the Designated Life for MyPath DB — Single or the youngest Designated Life for MyPath DB — Joint. On each of those Contract Anniversaries, the Highest Anniversary Death Benefit is set equal to the greater of:
(a)	the Contract Value; or

(b)	the Highest Anniversary Death Benefit increased by any Purchase Payments and reduced for withdrawals, as described above, that have occurred since the previous Valuation Date.
After the Contract Anniversary on or following the 80th birthday of the Designated Life for MyPath DB — Single or the youngest Designated Life for MyPath DB — Joint, the Highest Anniversary Death Benefit will not be re-evaluated on the Contract Anniversary, but will still be adjusted by subsequent Purchase Payments and withdrawals, as described above.
Determining the Death Benefit
For MyPath DB — Single, the value of the death benefit will be determined as of the Valuation Date coincident with or next following the day we receive due proof of death of the Designated Life at our home office. For MyPath DB — Joint, the value of the death benefit will be determined as of the Valuation Date coincident with or next following the day we receive due proof of death of the last remaining Designated Life at our home office.
If the Highest Anniversary Death Benefit results in an amount greater than the death benefit provided under the contract, any amount due as a death benefit in excess of the Contract Value will be paid as a death benefit adjustment and directed into the Guaranteed Interest Options or the Sub-Accounts of the Variable Annuity Account, in the same proportion that each allocation bears to the Contract Value on the date the death benefit is calculated, in fulfillment of the death benefit provisions of the contract. However, amounts will not be directed into the DCA Fixed Account Option.
We reserve the right to limit the death benefit to the Contract Value in lieu of any other death benefit value payable if we receive proof of death more than one year after the date of death. This may result in your beneficiary receiving a death benefit that is less than what the beneficiary may have otherwise been entitled to. In addition, you may have paid for a death benefit that may not ultimately be received in this circumstance.
Spousal Continuation (for MyPath DB — Joint)
For MyPath DB — Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of the contract continuation. The MyPath DB — Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
Impact of Divorce
For MyPath DB — Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.
For MyPath DB — Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, the benefits provided by this rider will be adjusted, as necessary, based on the life of the remaining Designated Life.

Rider Termination
This death benefit option will terminate on the earliest of:
(a)	for MyPath DB — Single and MyPath DB — Joint:
(1)	termination or surrender of the contract; or
(2)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(3)	the Contract Value is reduced to zero; or
(4)	the date of an ownership change or assignment under the contract unless:
(i)	the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath DB — Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath DB — Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or
(ii)	the assignment is for the purposes of effectuating a 1035 exchange of the contract; or
(b)	for MyPath DB — Single:
(1)	the date we receive due proof of death of the Designated Life; or
(2)	the date the Designated Life is removed as an Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or
(c)	for MyPath DB — Joint:
(1)	the date we receive due proof of death of the last remaining Designated Life; or
(2)	the date any death benefits are paid as a lump sum under the terms of the contract.
See Appendix P for examples of how this optional death benefit works.
The rider cannot be terminated prior to the earliest of the above dates. Upon termination of this rider, the benefits and charges within this rider will terminate. Once terminated, this rider may not be reinstated.
Highest Anniversary Value Death Benefit Option
Effective December 7, 2012, this option is no longer available for you to elect.
•	You may only elect this option at the time your contract is issued.
•	Once you elect this option you may not terminate or cancel the option.
•	The oldest Owner, or oldest Annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.
The Highest Anniversary Value death benefit option provides for a periodic calculation of a death benefit based on the highest Contract Value on contract anniversaries as described below.

The highest anniversary value will be determined on every Contract Anniversary prior to and including the Contract Anniversary following your 80th birthday. On the day your death benefit is determined, the highest anniversary value is equal to the greater of:
(a)	the Contract Value; or
(b)	the previous highest anniversary value increased by any Purchase Payments and reduced pro rata for amounts withdrawn since the previous highest anniversary value was determined.
Where Joint Owners exist, there will be no further highest anniversary values determined after the Contract Anniversary following the 80th birthday of the oldest Joint Owner. After the death of the first Joint Owner, determination of new highest anniversary values may resume on the next Contract Anniversary if the surviving Joint Owner continues the contract. Death benefit guarantees continue to apply and will be based on the age of the surviving Owner.
This death benefit option will terminate at the earliest of the payment of all death benefits available under the contract, termination or surrender of the contract, or the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments.
Highest Anniversary Value Death Benefit Rider Illustration
Contract Anniversary	Age	Purchase Payments Adjusted for Withdrawals	Contract Value	Highest Anniversary Value	Death Benefit
0	65	10,000	10,700	10,000	10,000
1	66	10,000	9,000	10,000	10,000
2	67	10,000	8,000	10,000	10,000
3	68	10,000	9,000	10,000	10,000
4	69	10,000	11,000	11,000	11,000
5	70	10,000	13,500	13,500	13,500
6	71	9,473	9,000	12,789	12,789
7	72	9,473	10,000	12,789	12,789
8	73	9,473	12,000	12,789	12,789
9	74	9,473	14,000	14,000	14,000
10	75	9,473	12,000	14,000	14,000
11	76	9,473	15,000	15,000	15,000
12	77	9,473	17,000	17,000	17,000
13	78	9,473	19,000	19,000	19,000
14	79	9,473	21,200	21,200	21,200
15	80	9,473	23,000	23,000	23,000
16	81	9,473	24,000	23,000	24,000

To illustrate the highest anniversary value death benefit rider, assume a contract is issued to an Owner at age 65. A single $10,000 Purchase Payment is made into the Variable Annuity Account with a single withdrawal of $500 on the sixth Contract Anniversary. A Credit Enhancement of $700 is added at contract issue.
On the sixth Contract Anniversary (Owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the Contract Value is $9,500. The Purchase Payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 – 10,000 x 500 / 9,500 = $9,473.68. The remaining Contract Value after the withdrawal is $9,000. The previous highest anniversary value is adjusted pro rata for the withdrawal as follows: $13,500 – 13,500 x 500 / 9,500 = 12,789.47. The adjusted highest anniversary value is still higher than the current Contract Value so the new highest anniversary value, and the resulting death benefit, is now $12,789.47.
On the 10th Contract Anniversary (Owner age 75), the highest anniversary value exceeds the Contract Value ($12,000) and Purchase Payments adjusted for withdrawals ($9,473). Therefore, the death benefit is equal to $14,000.
On the 15th Contract Anniversary (Owner age 80), both the highest anniversary value and Contract Value are $23,000. Since this value exceeds the Purchase Payments adjusted for withdrawals ($9,473), the death benefit is equal to $23,000.
After the 15th Contract Anniversary (Owner ages 81 and older), the highest anniversary value cannot exceed the highest anniversary value for the Contract Anniversary following the Owner’s 80th birthday. On the 16th Contract Anniversary (Owner age 81), for example, the highest anniversary value is not increased to the Contract Value. Instead, the highest anniversary value remains $23,000, the highest anniversary value at Owner age 80. Therefore, the death benefit at Owner age 81 is equal to the $24,000 Contract Value.

Premier Death Benefit Option
Effective December 7, 2012, this option is no longer available for you to elect.
•	You may only elect this option at the time your contract is issued.
•	Once you elect this option you may not terminate or cancel the option.
•	The oldest Owner, or oldest Annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.
The Premier Death Benefit option provides for a death benefit equal to the greater of the Highest Anniversary value or the 5% Death Benefit Increase value.
Where Joint Owners exist, there will be no further highest anniversary value determined or accumulation of the 5% death benefit increase value after the Contract Anniversary following the 80th birthday of the oldest Joint Owner. After the death of the first Joint Owner, determination of the new highest anniversary value and accumulation of the 5% death benefit increase value may resume if the surviving Joint Owner continues the contract. Death benefit guarantees continue to apply and will be based upon the age of the surviving Owner.
This death benefit option will terminate at the earliest of the payment of all death benefits available under the contract; termination or surrender of the contract; or the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments.
Premier Death Benefit Rider Illustration
Contract Anniversary	Age	Purchase Payments Adjusted for Withdrawals	Contract Value	Highest Anniversary Value	5% Death Benefit Increase Value	Death Benefit
0	65	10,000	10,700	10,000	10,000	10,000
1	66	10,000	9,000	10,000	10,500	10,500
2	67	10,000	8,000	10,000	11,025	11,025
3	68	10,000	9,000	10,000	11,576	11,576
4	69	10,000	11,000	11,000	12,155	12,155
5	70	10,000	13,500	13,500	12,763	13,500
6	71	9,473	9,000	12,789	12,901	12,901
7	72	9,473	10,000	12,789	13,546	13,546
8	73	9,473	12,000	12,789	14,223	14,223
9	74	9,473	14,000	14,000	14,934	14,934
10	75	9,473	12,000	14,000	15,681	15,681
11	76	9,473	15,000	15,000	16,465	16,465
12	77	9,473	17,000	17,000	17,289	17,289
13	78	9,473	19,000	19,000	18,153	19,000
14	79	9,473	21,200	21,200	18,947	21,200
15	80	9,473	23,000	23,000	18,947	23,000
16	81	9,473	24,000	23,000	18,947	24,000

To illustrate the premier death benefit option, assume a contract is issued to an Owner at age 65. A single $10,000 Purchase Payment is made into the Variable Annuity Account with a single withdrawal of $500 on the sixth Contract Anniversary. A Credit Enhancement of $700 is added at contract issue.
On the sixth Contract Anniversary (Owner age 71), a withdrawal of $500 occurs. Just prior to the withdrawal, the Contract Value is $9,500 and the 5% death benefit increase value is $13,401. The Purchase Payment adjusted for withdrawal is reduced pro rata for the withdrawal as follows: $10,000 –10,000 x 500 / 9,500 = $9,473.68. The remaining Contract Value after the withdrawal is $9,000. The previous highest anniversary value is adjusted pro rata for the withdrawal as follows: $13,500 – 13,500 x 500 / 9,500 = 12,789.47. The 5% death benefit increase value is reduced by the amount of the withdrawal to $12,901 ($13,401 – 500). The 5% death benefit increase value exceeds the Contract Value ($9,000), the Purchase Payments adjusted for withdrawals ($9,473) and the highest anniversary value ($12,789) resulting in a death benefit equal to $12,901.
On the 10th Contract Anniversary (Owner age 75), the 5% death benefit increase value exceeds the Contract Value ($12,000), the Purchase Payments adjusted for withdrawals ($9,473) and the highest anniversary value ($14,000). Therefore, the death benefit is equal to $15,681.
On the 15th Contract Anniversary (Owner age 80), the highest anniversary value and Contract Value are equal and exceed both the Purchase Payments adjusted for withdrawals ($9,473) and 5% death benefit increase value ($18,947). Therefore, the death benefit is equal to $23,000.
After the 15th Contract Anniversary (Owner ages 81 and older), neither the highest anniversary value nor 5% death benefit increase value can exceed their respective values for the Contract Anniversary following the Owner’s 80th birthday. On the 16th Contract Anniversary (Owner age 81), the Contract Value exceeds the Purchase Payments adjusted for withdrawals ($9,473), the highest anniversary value ($23,000) and the 5% death benefit increase value ($18,947). Therefore, the death benefit is equal to the $24,000 Contract Value.

Estate Enhancement Benefit (EEB) Option:
Effective December 7, 2012, this option is no longer available for you to elect.
•	You may only elect this option at the time your contract is issued.
•	Once you elect this option you may not terminate or cancel the option.
•	The oldest Owner, or oldest Annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.
This contract option provides an additional amount to be added to the death benefit proceeds that become payable upon your death. It is designed to help pay expenses that may be due upon your death. We do not guarantee that the amounts provided by the EEB option will be adequate to cover any such expenses that your heirs may have to pay. If any Owner dies before Annuity Payments begin, we will pay the EEB to the beneficiary. If the Owner is a non-natural person, we will pay the EEB to the beneficiary based on the death of the Annuitant.
If you elect the EEB option, the interest rate which will be credited to any amounts in your contract which you choose to be allocated into Fixed Accounts (including the DCA Fixed Account Option and any Guarantee Periods of the Guaranteed Term Account), may be lower than the interest rate credited to a contract where the EEB option was not elected. This reduced interest rate helps to pay for the EEB benefit since the EEB benefit is based on all of the gain in your contract, including any interest credited under the Fixed Account options. The interest rate used will in no event be less than the minimum guaranteed interest rate for your contract.
For Example:
Assume a contract with a $10,000 Purchase Payment during the first Contract Year that is allocated entirely into the Fixed Account of the contract and the Owner elects the EEB option. The contract will receive a Credit Enhancement of $700 which will also be allocated to the Fixed Account. If the current interest rate credited for this Fixed Account is 3.50% generally, the interest rate credited will be 3.25% if the EEB option is elected.
At the end of the first Contract Year, the Owner will have a Contract Value in the Fixed Account of $11,047.75. Assuming the Owner was under age 70, took no withdrawals, had the guaranteed minimum death benefit and died at the end of the first Contract Year, the EEB benefit would be $419.10. This is arrived at in the following way: death benefit amount, in this case Contract Value ($11,047.75) less Purchase Payments not previously withdrawn ($10,000) equals $1,047.75; multiplied by 0.40%, which equals $419.10. The 200% “cap” of Purchase Payments ($20,000 in this example) would not have been triggered, so the EEB benefit for this example is $130.
Using the same assumptions as above, an Owner who did not elect the EEB option would have received $26.75 in additional interest in his/her contract due to the higher interest rate credited (3.50% versus 3.25%), but that Owner would not receive the EEB benefit of $419.10.
The Estate Enhancement Benefit is calculated as follows:
If the age of the Owner (or Annuitant as applicable) is less than 70 years old as of the Contract Date, the EEB is equal to 40% of the lesser of:
(a)	the calculated death benefit amount of the death benefit you selected less Purchase Payments not previously withdrawn; or

(b)	200% of Purchase Payments not previously withdrawn, reduced starting with the third Contract Year, by any Purchase Payments received within the previous twelve months.
If the age of the Owner (or Annuitant as applicable) is equal to or greater than 70 years old as of the Contract Date, the EEB is equal to 25% of the lesser of:
(a)	the calculated death benefit amount of the death benefit you selected less Purchase Payments not previously withdrawn; or
(b)	200% of Purchase Payments not previously withdrawn, reduced starting with the third Contract Year, by any Purchase Payments received within the previous twelve months.
The age used in determining the EEB is determined at the time the contract is issued. Where Joint Owners exist, the age of the oldest Joint Owner as of the Contract Date will be used in determining the EEB. If the Owner of the contract is other than a natural person, the age of the oldest Annuitant as of the Contract Date will be used in determining the EEB.
The value of the EEB will be determined as of the Valuation Date coincident with or next following the day we receive due proof of death at our home office. Any amounts due as an EEB will be directed into the Guaranteed Term Account, or the Sub-Accounts of the Variable Annuity Account based on the same proportion that each bears in the Contract Value on the date the benefit is calculated.
If the surviving spouse of a deceased Owner is the sole beneficiary of the contract and elects to continue the contract, the spouse may choose to:
Option A:	Continue the EEB option. In this case the EEB amount is not calculated until the death of the surviving spouse making this election and charges for the option will continue to apply; or
Option B:	Stop the EEB option. In this case the EEB amount is calculated and added to the contract. The EEB option is then terminated and the additional 0.25% charge for the option will cease.
A surviving spouse must make this election within 30 days of the date proof of death is provided to us at our home office. If no election is made within that time by the surviving spouse, Option B will apply and the EEB option will terminate. If there are any non-spouse beneficiaries in addition to the surviving spouse on a contract, only Option B will apply.
This rider will terminate on the earliest of:
•	the payment of the EEB available;
•	termination or surrender of the contract; or
•	the date on which the contract has been fully annuitized.
Death Benefits After Annuity Payments Begin
If the Annuitant dies on or after Annuity Payments have started, we will pay whatever amount may be required by the terms of the Annuity Payment option selected. The remaining value in the contract must be distributed at least as rapidly as under the option in effect at the Annuitant’s death
If the Contract is held inside a qualified retirement plan or as an IRA, the changes made in the SECURE Act may impact these payment options. See the “Tax Qualified Programs” discussion for an explanation of the SECURE Act changes..

Abandoned Property Requirements
Every state has unclaimed property laws that generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the Contract’s Maturity Date or date the death benefit is due and payable. For example, if the payment of death benefit proceeds has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the applicable state. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds if your beneficiary steps forward to claim it with the proper documentation.
Other Contract Options (Living Benefits)
We have suspended the availability of the following optional riders:
•	MyPath Summit — Single and Joint (effective July 9, 2018)
•	MyPath Ascend — Single and Joint (effective October 15, 2014)
•	Guaranteed Minimum Income Benefit (effective October 4, 2013)
•	Encore Lifetime Income — Single (effective October 4, 2013)
•	Encore Lifetime Income — Joint (effective October 4, 2013)
•	Ovation Lifetime Income II — Single (effective October 4, 2013)
•	Ovation Lifetime Income II — Joint (effective October 4, 2013)
•	Ovation Lifetime Income — Single (effective May 15, 2012)
•	Ovation Lifetime Income — Joint (effective May 15, 2012)
•	Guaranteed Lifetime Withdrawal Benefit (effective August 1, 2010)
•	Guaranteed Income Provider Benefit (effective March 1, 2010)
•	Guaranteed Lifetime Withdrawal Benefit II — Single Option (effective May 15, 2009)
•	Guaranteed Lifetime Withdrawal Benefit II — Joint Option (effective May 15, 2009)
•	Guaranteed Minimum Withdrawal Benefit (effective May 15, 2009)
Your Contract may also allow you to choose an optional contract feature described below. These are sometimes referred to as “living benefits” and may not be available in every state. We reserve the right to stop offering any or all of the optional contract riders at any time. Before you elect a living benefit you should consider its specific benefits and features carefully. Optional contract features may or may not be beneficial to you depending on your specific circumstances.
In considering your specific circumstances, you may wish to consider how long you intend to hold the Contract; how long you may be required to hold the Contract before you may access the benefit; whether you intend to take withdrawals from the Contract, including how much and how frequently; whether you intend to annuitize the Contract; and what kind of assurances you are seeking in a benefit. Other considerations may apply to your circumstances. There is also a specific charge associated with each optional contract rider which is described in detail in the “Optional Contract Rider Charges” section of this Prospectus. The longer you are required to hold the Contract before the benefit may be utilized generally the more you will pay in charges.
None of the living benefits guarantee an investment return in your Contract Value nor do they guarantee that the income or amounts received will be sufficient to cover any individual’s particular needs. You should consider whether the benefits provided by the option and its costs (which reduce Contract Value) are consistent with your financial goals.

All living benefit options terminate once the Contract moves into the pay-out phase, (i.e., once the Contract is annuitized). In purchasing your Contract and when considering the election of a living benefit in this Contract, you should also consider whether annuitizing the Contract will produce better financial results for you than a living benefit option. You should discuss these important considerations with your financial professional or tax advisor before making a determination.
MyPath Lifetime Income Optional Riders
We currently offer single and joint versions of the following optional living benefit riders, which are, along with the MyPath Ascend (Single and Joint) and MyPath Summit (Single and Joint) optional riders, sometimes collectively referred to as the MyPath Lifetime Income optional riders:
•	MyPath Core Flex (Single and Joint),
•	MyPath Ascend 2.0 (Single, Joint, and Joint 50),
•	MyPath Horizon (Single, Joint, and Joint 50), and
•	MyPath Value (Single and Joint).
Each is an optional rider and each rider can be elected as a single option or as a joint option.
Each of the MyPath Lifetime Income optional riders is a guaranteed lifetime withdrawal benefit. Each is an optional rider and can be elected as a single option or as a joint option. The benefits are different between the single options and the joint options, and you should consult your financial professional to determine which version, if any, is appropriate to your situation. Each optional rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of a “Designated Life” (described below) for the single versions, and over the lifetime of two “Designated Lives” for the joint versions, regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero or pursuant to the automatic payment phase if the Contract Value is zero.
The MyPath Lifetime Income optional riders do not guarantee investment gains or a minimum Contract Value. Because the GAI is paid in the form of a withdrawal until your Contract Value reaches zero, our obligation to pay you more than your Contract Value will only arise if your entire Contract Value has been exhausted. You can take withdrawals from your contract without electing one of these options. You should also consider the following:
•	Election of one of these riders may or may not be beneficial to you. Because the benefit is accessed through withdrawals from the Contract, if you do not intend to take withdrawals from the Contract, then the riders are generally not appropriate for you.
•	Withdrawals under the riders are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Credit Enhancement Recapture or any other Contract feature impacted by a withdrawal.
•	You may only elect a rider at the time the Contract is issued. The rider will be effective on the rider issue date, also known as the rider effective date. Once you elect the option you may not cancel it. You may only elect one of the MyPath Lifetime Income optional riders.
•	If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the Contract and the rider.

•	Your entire Contract Value must be allocated to an allocation plan approved by us for use with the rider while the rider is in effect.
•	The joint options are not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing a joint rider if you have questions about your spouse’s status under federal law.
•	The riders may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.
Each of the MyPath Lifetime Income optional riders has restrictions and limitations. These restrictions and limitations include, among others:
(i)	restrictions on the age of each Designated Life,
(ii)	restrictions on whether Joint Owners or Annuitants are permitted,
(iii)	restrictions on whether non-natural Owners are permitted, and
(iv)	restrictions on which other optional benefit riders, if any, may also be elected.
The table below summarizes those restrictions and limitations, but does not serve as a complete description of all restrictions and limitations. A complete description of each rider, its benefits, and additional limitations and restrictions follows the table.
	Age Limits for Each Designated Life at Rider Issue:		Rider Available with:
MyPath Lifetime Income Optional Rider	Minimum	Maximum	Joint Owners	Joint Annuitants	Non-natural Owner	Other Optional Benefit Riders
MyPath Core Flex — Single	45	80	No	Yes, if natural Owner	Yes	MyPath DB — Single
MyPath Core Flex — Joint	45	80	Yes	Yes	No	MyPath DB — Joint
MyPath Ascend 2.0 — Single	45	80	No	Yes, if natural Owner	Yes	None
MyPath Ascend 2.0 — Joint	45	80	Yes	Yes	No	None
MyPath Ascend 2.0 — Joint 50	45	80	Yes	Yes	No	None
MyPath Horizon — Single	45	80	No	Yes, if natural Owner	Yes	None
MyPath Horizon — Joint	45	80	Yes	Yes	No	None
MyPath Horizon — Joint 50	45	80	Yes	Yes	No	None
MyPath Ascend — Single	45	80	No	Yes, if natural Owner	Yes	None
MyPath Ascend — Joint	45	80	Yes	Yes	No	None
MyPath Summit — Single	55	80	No	Yes, if natural Owner	Yes	None

	Age Limits for Each Designated Life at Rider Issue:		Rider Available with:
MyPath Lifetime Income Optional Rider	Minimum	Maximum	Joint Owners	Joint Annuitants	Non-natural Owner	Other Optional Benefit Riders
MyPath Summit — Joint	55	80	Yes	Yes	No	None
MyPath Value — Single	35	80	No	Yes, if natural Owner	Yes	MyPath DB — Single
MyPath Value — Joint	35	80	Yes	Yes	No	MyPath DB — Joint
MyPath Core Flex (Single and Joint) Option
The Benefit
This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Core Flex — Single, or until the death of both Designated Lives for MyPath Core Flex — Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.
The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base enhancements, benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.
This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it offers the opportunity for new enhancement periods to begin upon benefit base resets. New enhancement periods may be beneficial to those that do not take regular withdrawals for extended periods of time.
Several examples to help show how this rider works are included in Appendix Q.
The Benefit Date
The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Core Flex — Single and of the youngest Designated Life for MyPath Core Flex — Joint, or the rider effective date. The rider effective date is the rider issue date.
Calculating the Benefit Base and Enhancement Base Values
Benefit Base
The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base enhancements and benefit base resets, which are also described below.
The initial benefit base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. After the first Contract Anniversary, however, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a subsequent Purchase Payment is received after the first Contract Anniversary in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value or benefit base. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.
Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.
After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.
The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.
The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments, benefit base enhancements, or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.
Enhancement Base
The enhancement base is a value that is used to calculate any applicable benefit base enhancement. The enhancement base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The enhancement base may also be increased at the time of a benefit base reset.
The initial enhancement base will be set to the initial Purchase Payment.
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the enhancement base will be increased by the amount of the subsequent Purchase Payment. After the first Contract Anniversary, however, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a subsequent Purchase Payment is received after the first Contract Anniversary in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value or enhancement base. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the enhancement base as a result of the Purchase Payment.
Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the enhancement base will not be reduced.
After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.
Reductions on a Pro-rata Basis may result in the enhancement base being reduced by more than the actual amount of the withdrawal.
The enhancement base is separate from your Contract Value. The enhancement base may not be withdrawn as a lump sum and is not payable at death.
The enhancement base is subject to a maximum of $4,000,000. This applies to the initial enhancement base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the enhancement base provided by this rider.
Benefit Base Enhancement
For purposes of calculating the benefit base enhancement, the “enhancement period” is the 10 Contract Years following the later of the rider effective date or the date of the most recent benefit base reset (described below). If a benefit base reset does not occur, the enhancement period will terminate 10 Contract Years following the rider effective date. If a benefit base reset occurs, regardless of whether it occurs during an enhancement period, a new 10-year enhancement period will begin.
On each Contract Anniversary during the enhancement period, after each Contract Year in which there have been no withdrawals, we will increase the benefit base by an amount equal to 6.0% multiplied by the enhancement base. This increase in the benefit base is referred to as the benefit base enhancement. We reserve the right to change the percentage used to determine the benefit base enhancement for MyPath Core Flex (Single and Joint) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement.
For any Contract Year during the enhancement period in which you take a withdrawal, regardless of whether the amount of the withdrawal is greater than, less than, or equal to, the GAI, you will not receive the benefit base enhancement for that Contract Year. However, you may receive a benefit base enhancement in each of the remaining Contract Years in the enhancement period if you do not take a withdrawal for that Contract Year. The enhancement period will not be extended for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement for those years. Nor will the enhancement period be extended for years in which you do not take a withdrawal. The enhancement period will only change upon a benefit base reset, in which case a new 10-year enhancement period will begin.
Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the enhancement.

Benefit Base Reset
On each Contract Anniversary, immediately following application of any applicable benefit base enhancement, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset. If a benefit base reset occurs, the enhancement base will increase to the value of the benefit base following the benefit base reset, and a new 10-year enhancement period will begin.
On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Core Flex exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled “Contract Charges and Fees — Optional Contract Rider Charges,” regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled “Contract Charges and Fees” for additional details on the charges for this rider.
You may elect to decline the rider charge increase. Declining the rider charge increase will result in no further increase to the benefit base, which may mean your benefit under the rider will not have the opportunity to increase in the future. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.
Calculating the Guaranteed Annual Income (GAI)
The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Core Flex — Single or of the youngest Designated Life for MyPath Core Flex — Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Core Flex — Single or of the youngest Designated Life for MyPath Core Flex — Joint at the time of the first withdrawal.
The annual income percentages are as follows:
Age	MyPath Core Flex — Single Annual Income Percentage	MyPath Core Flex — Joint Annual Income Percentage
through age 64	2.75%	2.25%
65-74	4.00%	3.50%
75-79	4.25%	3.75%
80+	4.75%	4.25%

We reserve the right to change the annual income percentage for MyPath Core Flex (Single and Joint) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement. Please see Appendix V for historical benefit base enhancement rates and annual income percentages applicable for this rider.

The annual income percentage will not change after it is determined as of the date of the first withdrawal, except in the case of a benefit base reset. Upon a benefit base reset, the annual income percentage will be re-determined based on the age of the Designated Life for MyPath Core Flex — Single or of the youngest Designated Life for MyPath Core Flex — Joint, on the date of the benefit base reset.
Upon an increase in the benefit base pursuant to a subsequent Purchase Payment, benefit base enhancement, or benefit base reset, the GAI will be recalculated to be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the subsequent Purchase Payment, benefit base enhancement, or benefit base reset, as applicable, and
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Core Flex — Single or of the youngest Designated Life for MyPath Core Flex — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.
Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.
GAI Adjustment for Subsequent Purchase Payments
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.
The applicable annual income percentage will be based on the age of the Designated Life for MyPath Core Flex — Single or of the youngest Designated Life for MyPath Core Flex — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.
For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.
After the first Contract Year following the optional living benefit rider effective date, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a Purchase Payment is received in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value, benefit base, or enhancement base.
Withdrawals
You should consider the following before taking a withdrawal under this Contract or rider:
•	Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Credit Enhancement Recapture or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.

•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the Contract. In this event the Contract is not eligible for the automatic payment phase and the Contract and rider terminate.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your Contract.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your Contract.
•	Any provision in your Contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
If you choose the CustomChoice or the SimpleChoice Asset Allocation Portfolios, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account proportionate to the Contract Value. If you choose to allocate to the “allowable Sub-Accounts” (described below) instead, you may take a withdrawal from any allowable Sub-Account in any proportion.
Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your Contract prior to the benefit date, it will cause the benefit base, enhancement base, and the GAI to be recalculated and reduced. The benefit base and enhancement base will each be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.
The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Core Flex — Single or of the youngest Designated Life for MyPath Core Flex — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.
Adjustment for Withdrawals Taken After the Benefit Date
Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the Contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this Contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base, enhancement base, or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base, enhancement base, and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base and enhancement base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base and enhancement base, the greater the reduction in the benefit base and enhancement base.

The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Core Flex — Single or of the youngest Designated Life for MyPath Core Flex — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.
Excess withdrawals can reduce future benefits by more than the dollar amount of the excess withdrawal.
Required Minimum Distributions for Applicable Qualified Contracts
For purposes of this rider, the RMD is equal to the amount needed based on the value of your Contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.
Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual Contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.
While this Contract is subject to RMD provisions, the benefit will be treated as follows:
•	Each Contract Year the GAI will be calculated as described in the “Calculating the Guaranteed Annual Income” section above. The GAI will not be changed based on the RMD requirement.
•	If the RMD amount is greater than the GAI, the benefit base, enhancement base, and GAI will not be reduced for withdrawals up to the RMD amount.
Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base, enhancement base, and GAI would be recalculated, as described above. Below is an example of how this would apply.
Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Each of the allocation plans is discussed below, and you may only elect to utilize one allocation plan at a time. The approved allocation plans currently include:
a)	100% allocation among allowable Sub-Accounts; or
b)	100% allocation to the CustomChoice Allocation Option; or
c)	100% allocation to the CustomChoice II Allocation Option (only available for applications applied for on or after July 21, 2017);
d)	100% allocation to a SimpleChoice Asset Allocation Portfolio.
a) Allowable Sub-Accounts: When you elect this allocation plan, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as “allowable Sub-Accounts.” Each of these Portfolios is a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in that Sub-Account’s prospectus which is part of the underlying Funds prospectus.
The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio • Goldman Sachs VIT Global Trends Allocation Fund • Ivy VIP Pathfinder Moderate — Managed Volatility • PIMCO VIT Global Diversified Allocation Portfolio	• SFT Dynamic Managed Volatility Fund • SFT Managed Volatility Equity Fund • TOPS® Managed Risk Flex ETF Portfolio
b) The CustomChoice Allocation Option: This allocation plan requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within certain groups. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter according to the CustomChoice allocation you elected. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are previously described in detail in this Prospectus in the section entitled “Description of the Contract — CustomChoice Allocation Option.”
c) The CustomChoice II Allocation Option: This allocation plan is available for a rider applied for on or after July 21, 2017, and requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within certain groups. If you elect the CustomChoice II Allocation Option, your Contract Value will be automatically rebalanced each quarter according to the CustomChoice II allocation you elected. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice II Allocation Option are previously described in detail in this Prospectus in the section entitled “Description of the Contract — CustomChoice II Allocation Option.”
d) The SimpleChoice Asset Allocation Portfolios: This allocation plan requires that you allocate Purchase Payments or your Contract Value to a SimpleChoice Asset Allocation Portfolio. The SimpleChoice Asset Allocation Portfolios are previously described in detail in this Prospectus in the section entitled “Description of the Contract — SimpleChoice Asset Allocation Portfolios.” You may also ask your representative for additional details regarding the SimpleChoice Asset Allocation Portfolios. In the SimpleChoice Asset Allocation Portfolios, the Contract Value will be automatically rebalanced each calendar quarter according to the SimpleChoice Asset Allocation Portfolio you elected.
The allowable Sub-Accounts, CustomChoice or CustomChoice II Allocation Option, and the SimpleChoice Asset Allocation Portfolios are each designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allocation plan you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allocation plan. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from one currently approved allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.
Automatic Payment Phase
If the Contract Value is reduced to zero, the Contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset or benefit base enhancement. If the Contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the Contract and this rider will terminate. This means that the GAI will be zero and your Contract will not enter the automatic payment phase.
We will notify you by letter if your Contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Core Flex — Single and of both Designated Lives for MyPath Core Flex — Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Core Flex — Single and of both Designated Lives for MyPath Core Flex — Joint, this rider terminates and no further benefits are payable under this rider or the Contract.
Annuity Payments
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your Contract.
If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Core Flex rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Core Flex — Single and of both Designated Lives for MyPath Core Flex — Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled “Electing the Retirement Date and Annuity Option” for further details on the Maturity Date and the required beginning of Annuity Payments.
Spousal Continuation (for MyPath Core Flex — Joint)
For MyPath Core Flex — Joint, if a Designated Life dies and the surviving spouse continues the Contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the Contract and this rider, he or she will continue to be subject to the MyPath Core Flex — Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Core Flex — Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
Impact of Divorce
For MyPath Core Flex — Single, if the Designated Life is removed as the Owner of the Contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.
For MyPath Core Flex — Joint, if a Designated Life is removed from the Contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.

Rider Termination
Once you elect the MyPath Core Flex rider, you may not elect to cancel it.
The rider will automatically terminate at the earliest of:
(a)	For MyPath Core Flex — Single and MyPath Core Flex — Joint:
(1)	termination or surrender of the Contract (Note — a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the Contract); or
(2)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(3)	the date of an ownership change or assignment under the Contract unless:
(i)	the new Owner assumes full ownership of the Contract and is essentially the same person (this includes, but is not limited to: for MyPath Core Flex — Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Core Flex — Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or
(ii)	the assignment is for the purposes of effectuating a 1035 exchange of the Contract; or
(b)	for MyPath Core Flex — Single:
(1)	the date we receive due proof of death of the Designated Life; or
(2)	the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or
(c)	for MyPath Core Flex — Joint:
(1)	the date we receive due proof of death of the last remaining Designated Life; or
(2)	the date any death benefits are paid as a lump sum under the terms of the Contract.
Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the Contract.
MyPath Ascend 2.0 (Single, Joint, and Joint 50) Option
The Benefit
This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Ascend 2.0 — Single, or until the death of both Designated Lives for MyPath Ascend 2.0 — Joint or Joint 50. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals before the benefit date or in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit. See the descriptions of “Withdrawals” and “Adjustments for Withdrawals” below for additional detail. In addition, if you take any withdrawals from the Contract prior to the 12th Contract Anniversary following the rider effective date, or prior to the Contract

Anniversary on or following the 67th birthday of the Designated Life for MyPath Ascend 2.0 — Single, or the youngest Designated Life for MyPath Ascend 2.0 — Joint or Joint 50, whichever is later, you will not be eligible for the 200% benefit base guarantee. Not being eligible for the 200% benefit base guarantee means you will not be guaranteed to have the benefit base increase by 200%. However, you are still eligible to receive the GAI under the rider, as determined in the manner described below.
The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. For MyPath Ascend 2.0 — Joint 50, beginning on the Continuation Date, this result will also be multiplied by the Continuation Factor. The benefit base may be adjusted for benefit base enhancements, benefit base resets, the 200% benefit base guarantee, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments are described in detail below.
This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it offers the highest percentage used to calculate a benefit base enhancement, but it is limited to only one 12-year enhancement period. Higher benefit base enhancements, without the opportunity for new enhancement periods to begin, may be beneficial to those who intend to begin withdrawals within, or shortly after, 12 Contract Years following the rider issue date. This rider is also the only option currently available that offers the 200% benefit base guarantee (i.e., where the benefit base may be increased to 200% of the Purchase Payments made before the first Contract Anniversary, subject to the benefit base maximum). The 200% benefit base guarantee is described in detail below. There is a specific charge associated with the rider, which is described in detail in the “Optional Contract Rider Charges” section of this Prospectus, but there is not a separate charge for the 200% benefit base guarantee component of the rider. The 200% benefit base guarantee may be beneficial to those who intend to take withdrawals shortly after waiting 12 Contract Years following the rider issue date or, if later, until the Contract Anniversary on or following the 67th birthday of the Designated Life for MyPath Ascend 2.0 — Single, or the youngest Designated Life for MyPath Ascend 2.0 — Joint or Joint 50.
Several examples designed to help show how this rider works are included in Appendix U.
The Benefit Date
The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Ascend 2.0 — Single and of the youngest Designated Life for MyPath Ascend 2.0 — Joint and Joint 50, or the rider effective date. The rider effective date is the rider issue date.
Calculating the Benefit Base and Enhancement Base Values
Benefit Base
The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base enhancements, benefit base resets, and the 200% benefit base guarantee, which are also described below.
The initial benefit base will be set to the initial Purchase Payment.
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. After the first Contract Anniversary, however, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a subsequent Purchase Payment is received after the first Contract Anniversary in excess of $25,000 without our consent, the Purchase Payment will not be in good order and we will return the Purchase Payment to you and there will be no increase to the Contract Value or benefit base. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.
Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.
After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.
The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.
The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments, benefit base enhancements, benefit base resets, or the 200% benefit base guarantee. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.
Enhancement Base
The enhancement base is a value that is used to calculate any applicable benefit base enhancement. The enhancement base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The enhancement base may also be increased at the time of a benefit base reset, if the benefit base reset occurs during the enhancement period, which is more fully described below.
The initial enhancement base will be set to the initial Purchase Payment.
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the enhancement base will be increased by the amount of the subsequent Purchase Payment. After the first Contract Anniversary, however, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a subsequent Purchase Payment is received after the first Contract Anniversary in excess of $25,000 without our consent, the Purchase Payment will not be in good order and we will return the Purchase Payment to you and there will be no increase to the Contract Value or enhancement base. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the enhancement base as a result of the Purchase Payment.
Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.

After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the enhancement base will not be reduced.
After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.
Reductions on a Pro-rata Basis may result in the enhancement base being reduced by more than the actual amount of the withdrawal.
The enhancement base is separate from your Contract Value. The enhancement base may not be withdrawn as a lump sum and is not payable at death.
The enhancement base is subject to a maximum of $4,000,000. This applies to the initial enhancement base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the enhancement base provided by this rider.
Benefit Base Enhancement
For purposes of calculating the benefit base enhancement, the “enhancement period” is the 12 Contract Years following the rider effective date. The enhancement period, and the potential for any benefit base enhancement, will terminate 12 Contract Years following the rider effective date.
On each Contract Anniversary during the enhancement period, after each Contract Year in which there have been no withdrawals, we will increase the benefit base by an amount equal to 7.0% multiplied by the enhancement base. This increase in the benefit base is referred to as the benefit base enhancement. We reserve the right to change the percentage used to determine the benefit base enhancement for MyPath Ascend 2.0 (Single, Joint, and Joint 50) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement.
For any Contract Year during the enhancement period in which you take a withdrawal, regardless of whether the amount of the withdrawal is greater than, less than, or equal to, the GAI, you will not receive the benefit base enhancement for that Contract Year. However, you may receive a benefit base enhancement in each of the remaining Contract Years in the enhancement period if you do not take a withdrawal for that Contract Year. The enhancement period will not be extended for any reason, including for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement for those years.
Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the benefit base enhancement.
Benefit Base Reset
On each Contract Anniversary, immediately following application of any applicable benefit base enhancement, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset. If a benefit base reset occurs during the enhancement period, the enhancement base will increase to the value of the benefit base following the benefit base reset. The enhancement period, however, will not be affected by the benefit base reset.

On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Ascend 2.0 exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues (i.e. new purchasers of this rider) which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled “Contract Charges and Fees — Optional Contract Rider Charges,” regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled “Contract Charges and Fees” for additional details on the charges for this rider.
You may elect to decline the rider charge increase. Declining the rider charge increase will result in no further increase to the benefit base, which may mean your benefit under the rider will not have the opportunity to increase in the future. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.
200% Benefit Base Guarantee
On the later of the 12th Contract Anniversary following the rider effective date, or the Contract Anniversary on or following the 67th birthday of the Designated Life for MyPath Ascend 2.0 — Single or of the youngest Designated Life for MyPath Ascend 2.0 — Joint or Joint 50, if no withdrawals have been taken from the Contract, the 200% benefit base guarantee is equal to the sum of (a) and (b), where:
(a)	is all Purchase Payments made before the first Contract Anniversary multiplied by 200%, and
(b)	is all subsequent Purchase Payments made on or after the first Contract Anniversary.
If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, the benefit base will be set equal to the 200% benefit base guarantee. The benefit base after adjustment remains subject to the benefit base maximum of $4,000,000. Accordingly, if your Purchase Payments made before the first Contract Anniversary are over $2,000,000, you will not receive the full value of the 200% benefit base guarantee because 200% of those Purchase Payments will exceed the $4,000,000 benefit base maximum. In that case, your benefit base will be adjusted to $4,000,000. If you take a withdrawal on or before the date your benefit base is eligible for the 200% benefit base guarantee, the 200% benefit base guarantee terminates without value. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or Contract Value, the 200% benefit base guarantee may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the 200% benefit base guarantee. See Appendix U for examples of how the 200% benefit base guarantee is calculated.
Calculating the Guaranteed Annual Income (GAI)
The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Ascend 2.0 — Single or of the youngest Designated Life for MyPath Ascend 2.0 — Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Ascend 2.0 — Single or of the youngest Designated Life for MyPath Ascend 2.0 — Joint at the time of the first withdrawal.

If you purchased MyPath Ascend 2.0 — Joint 50, prior to the Continuation Date, the GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the youngest Designated Life at the time of the first withdrawal. Beginning on the Continuation Date, the GAI will be equal to the benefit base multiplied by the annual income percentage (described below) then multiplied by the Continuation Factor. The current Continuation Factor is 50.00%. As a result of the Continuation Factor, the GAI will remain reduced until the death of the surviving Designated Life.
The annual income percentages are as follows:
Age	MyPath Ascend 2.0 — Single Annual Income Percentage	MyPath Ascend 2.0 — Joint Annual Income Percentage	MyPath Ascend 2.0 — Joint 50 Annual Income Percentage
through age 64	2.65%	2.25%	3.00%
65-74	4.00%	3.50%	4.65%
75-79	4.25%	3.75%	5.00%
80+	4.65%	4.25%	5.50%

We reserve the right to change the annual income percentage for MyPath Ascend 2.0 (Single, Joint and Joint 50) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement. If you purchased MyPath Ascend 2.0 — Joint 50, we additionally reserve the right to change the Continuation Factor for riders that are issued in the future and will also disclose these in a Rate Sheet Prospectus Supplement. Please see Appendix V for historical benefit base enhancement rates, Continuation Factor rates, and annual income percentages applicable for this rider.
The annual income percentage will not change after it is determined as of the date of the first withdrawal, except in the case of a benefit base reset. Upon a benefit base reset, the annual income percentage will be re-determined based on the age of the Designated Life for MyPath Ascend 2.0 — Single or of the youngest Designated Life for MyPath Ascend 2.0 — Joint or Joint 50, on the date of the benefit base reset.
Upon an increase in the benefit base pursuant to a subsequent Purchase Payment, benefit base enhancement, benefit base reset, or 200% benefit base guarantee, the GAI will be recalculated to be equal to (a) multiplied by (b), and beginning on the Continuation Date for MyPath Ascend 2.0 — Joint 50 only, multiplied by (c) where:
(a)	is the benefit base following the subsequent Purchase Payment, benefit base enhancement, benefit base reset, or 200% benefit base guarantee, as applicable,
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend 2.0 — Single or of the youngest Designated Life for MyPath Ascend 2.0 — Joint or Joint 50, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset, and
(c)	is the Continuation Factor.
Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.

GAI Adjustment for Subsequent Purchase Payments
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage. For MyPath Ascend 2.0 — Joint 50 Owners, this amount will also be multiplied by the Continuation Factor, if on or after the Continuation Date.
The applicable annual income percentage will be based on the age of the Designated Life for MyPath Ascend 2.0 — Single or of the youngest Designated Life for MyPath Ascend 2.0 — Joint or Joint 50, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.
For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.
After the first Contract Year following the optional living benefit rider effective date, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a Purchase Payment is received in excess of $25,000 without our consent, the Purchase Payment will not be in good order and we will return the Purchase Payment to you and there will be no increase to the Contract Value, benefit base, or enhancement base.
Withdrawals
You should consider the following before taking a withdrawal under this Contract or rider:
•	Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Credit Enhancement Recapture or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.
•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the Contract. In this event the Contract is not eligible for the automatic payment phase and the Contract and rider terminate.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your Contract.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your Contract.
•	A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.
•	Any provision in your Contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
You may take a withdrawal from any “allowable Sub-Account” (described below) in any proportion.

Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your Contract prior to the benefit date, it will cause the benefit base, enhancement base, and the GAI to be recalculated and reduced. The benefit base and enhancement base will each be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.
The GAI will be equal to (a) multiplied by (b), and beginning on the Continuation Date for MyPath Ascend 2.0 — Joint 50 only, multiplied by (c) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above),
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend 2.0 — Single or of the youngest Designated Life for MyPath Ascend 2.0 — Joint or Joint 50, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset, and
(c)	is the Continuation Factor.
Adjustment for Withdrawals Taken After the Benefit Date
Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the Contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this Contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base, enhancement base, or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base, enhancement base, and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base and enhancement base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base and enhancement base, the greater the reduction in the benefit base and enhancement base.
The GAI will be equal to (a) multiplied by (b), and beginning on the Continuation Date for MyPath Ascend 2.0 — Joint 50 only, multiplied by (c) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis),
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend 2.0 — Single or of the youngest Designated Life for MyPath Ascend 2.0 — Joint or Joint 50, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset, and
(c)	is the Continuation Factor.
Excess withdrawals can reduce future benefits by more than the dollar amount of the excess withdrawal.

Required Minimum Distributions for Applicable Qualified Contracts
For purposes of this rider, the RMD is equal to the amount needed based on the value of your Contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.
Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.
While this Contract is subject to RMD provisions, the benefit will be treated as follows:
•	Each Contract Year the GAI will be calculated as described in the “Calculating the Guaranteed Annual Income” section above. The GAI will not be changed based on the RMD requirement.
•	If the RMD amount is greater than the GAI, the benefit base, enhancement base, and GAI will not be reduced for withdrawals up to the RMD amount.
Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base, enhancement base, and GAI would be recalculated, as described above. Below is an example of how this would apply.
Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.
Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Currently, the only approved allocation plan is:
•	100% allocation among allowable Sub-Accounts
Allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as “allowable Sub-Accounts.” Each of these Portfolios is a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in that Sub- Account’s prospectus which is part of the underlying Funds prospectus.
The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio • Goldman Sachs VIT Global Trends Allocation Fund • Ivy VIP Pathfinder Moderate — Managed Volatility • PIMCO VIT Global Diversified Allocation Portfolio	• SFT Dynamic Managed Volatility Fund • SFT Managed Volatility Equity Fund • TOPS® Managed Risk Flex ETF Portfolio
The allowable Sub-Accounts are designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allowable Sub-Account you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your financial representative for assistance in selecting an allowable Sub-Account. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.
Automatic Payment Phase
If the Contract Value is reduced to zero, the Contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset, benefit base enhancement, or 200% benefit base guarantee. If the Contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the Contract and this rider will terminate. This means that the GAI will be zero and your Contract will not enter the automatic payment phase.

If you purchased MyPath Ascend 2.0 — Joint 50, upon the first death of a Designated Life, the Continuation Factor will be applied to the initial payment amount and the reduced payment will continue until the death of the surviving Designated Life. If only one Designated Life is alive when the Contract Value reaches zero, you will receive an annual amount in the form of an Annuity Payment until the death of the Designated Life. The payment amount will be equal to the GAI. If the Continuation Date is later than the date the Contract Value reaches zero, the Continuation Factor will be applied in the calculation of the GAI on the date the contract enters the automatic payment phase. The payment amount will then be equal to the recalculated GAI.
We will notify you by letter if your Contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Ascend 2.0 — Single and of both Designated Lives for MyPath Ascend 2.0 — Joint and Joint 50. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Ascend 2.0 — Single and of both Designated Lives for MyPath Ascend 2.0 — Joint and Joint 50, this rider terminates and no further benefits are payable under this rider or the Contract.
Annuity Payments
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your Contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your Contract.
If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Ascend 2.0 rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Ascend 2.0 — Single and of both Designated Lives for MyPath Ascend 2.0 — Joint and Joint 50.
If you purchased MyPath Ascend 2.0 — Joint 50, and if both Designated Lives are alive, this option will provide benefits until the death of both Designated Lives. The initial payment amount will be equal to the GAI. Upon the first death of a Designated Life, the Continuation Factor will be applied to the initial payment amount and the reduced payment will continue until the death of the surviving Designated Life. If only one Designated Life is alive, this option will provide benefits until the death of the Designated Life. The payment amount will be equal to the GAI. If the Continuation Date is later than the date Annuity Payments are required to begin, the Continuation Factor will be applied in the calculation of the GAI on the date Annuity Payments are required to begin. The payment amount will then be equal to the recalculated GAI.
Annuity Payments are required to begin on the Maturity Date. Please see the section entitled “Electing the Retirement Date and Annuity Option” for further details on the Maturity Date and the required beginning of Annuity Payments.

Spousal Continuation (for MyPath Ascend 2.0 — Joint and Joint 50)
For MyPath Ascend 2.0 — Joint, if a Designated Life dies and the surviving spouse continues the Contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the Contract and this rider, he or she will continue to be subject to the MyPath Ascend 2.0 — Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Ascend 2.0 — Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
For MyPath Ascend 2.0 — Joint 50, if a Designated Life dies and the surviving spouse continues the Contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the Contract and this rider, he or she will continue to be subject to the rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. This option is not beneficial to the Designated Life unless he or she is recognized as a spouse under federal law. Consult with your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
Impact of Divorce
For MyPath Ascend 2.0 — Single, if the Designated Life is removed as the Owner of the Contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.
For MyPath Ascend 2.0 — Joint, if a Designated Life is removed from the Contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.
For MyPath Ascend 2.0 — Joint 50, if a Designated Life is removed from the Contract due to a divorce or qualified dissolution order and no withdrawals have been taken, the benefits provided by the rider will be adjusted, as necessary, based on the age of the remaining Designated Life. Removal of a Designated Life due to a divorce will also cause the Continuation Factor to be applied on the Continuation Date. The rider charge and all terms of the rider will continue to be based on the joint nature of the rider even though benefits are provided for only one Designated Life.
Rider Termination
Once you elect the MyPath Ascend 2.0 rider, you may not elect to cancel it. The rider will automatically terminate at the earliest of:
(a)	for MyPath Ascend 2.0 — Single, MyPath Ascend 2.0 — Joint, and MyPath Ascend 2.0 — Joint 50:
(1)	termination or surrender of the Contract (Note — a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the Contract); or
(2)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

(3)	the date of an ownership change or assignment under the Contract unless:
(i)	the new Owner assumes full ownership of the Contract and is essentially the same person (this includes, but is not limited to: for MyPath Ascend 2.0 — Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Ascend 2.0 — Joint and Joint 50, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or
(ii)	the assignment is for the purposes of effectuating a 1035 exchange of the Contract; or
(b)	for MyPath Ascend 2.0 — Single:
(1)	the date we receive due proof of death of the Designated Life; or
(2)	the date the Designated Life is removed as a Contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or
(c)	for MyPath Ascend 2.0 — Joint and Joint 50:
(1)	the date we receive due proof of death of the last remaining Designated Life; or
(2)	the date any death benefits are paid as a lump sum under the terms of the Contract.
Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the Contract. The proportionate amount of the rider charge is based on the duration of time the rider has been owned since the last assessment of rider charges.
MyPath Horizon (Single, Joint, and Joint 50) Option
The Benefit
This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Horizon — Single, or until the death of both Designated Lives for MyPath Horizon — Joint or Joint 50. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals before the benefit date or in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit. See the descriptions of “Withdrawals” and “Adjustments for Withdrawals” below for additional detail.
The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. If you purchased MyPath Horizon — Joint 50, beginning on the Continuation Date, this result will also be multiplied by the Continuation Factor. The benefit base may be adjusted for benefit base enhancements, benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments are described in detail below.
Several examples designed to help show how this rider works are included in Appendix W.

The Benefit Date
The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Horizon — Single and of the youngest Designated Life for MyPath Horizon — Joint and Joint 50, or the rider effective date. The rider effective date is the rider issue date.
Calculating the Benefit Base and Enhancement Base Values
Benefit Base
The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals. The benefit base may also be adjusted for benefit base enhancements and benefit base resets, which are also described below.
The initial benefit base will be set to the initial Purchase Payment.
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. After the first Contract Anniversary, however, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a subsequent Purchase Payment is received after the first Contract Anniversary in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value or benefit base. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.
Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.
After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.
The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.
The Company retains the right to impose a benefit base maximum at any point. The benefit base maximum will only apply to new purchasers of the rider. If imposed, the benefit base maximum would apply to the initial benefit base, as well as increases due to subsequent Purchase Payments, benefit base enhancements, and benefit base resets.

Enhancement Base
The enhancement base is a value that is used to calculate any applicable benefit base enhancement. The enhancement base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals.
The initial enhancement base will be set to the initial Purchase Payment.
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the enhancement base will be increased by the amount of the subsequent Purchase Payment. After the first Contract Anniversary, however, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a subsequent Purchase Payment is received after the first Contract Anniversary in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value or enhancement base. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the enhancement base as a result of the Purchase Payment.
Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.
After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the enhancement base will not be reduced.
After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.
Reductions on a Pro-rata Basis may result in the enhancement base being reduced by more than the actual amount of the withdrawal.
The enhancement base is separate from your Contract Value. The enhancement base may not be withdrawn as a lump sum and is not payable at death.
Benefit Base Enhancement
For purposes of calculating the benefit base enhancement, the “enhancement period” is the 8 Contract Years following the rider effective date. The enhancement period, and the potential for any benefit base enhancement, will terminate 8 Contract Years following the rider effective date.
On each Contract Anniversary during the enhancement period, after each Contract Year in which there have been no withdrawals, we will increase the benefit base by an amount equal to 6.0% multiplied by the enhancement base. This increase in the benefit base is referred to as the benefit base enhancement. We reserve the right to change the percentage used to determine the benefit base enhancement for MyPath Horizon (Single, Joint, and Joint 50) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement.
For any Contract Year during the enhancement period in which you take a withdrawal, regardless of whether the amount of the withdrawal is greater than, less than, or equal to, the GAI, you will not receive the benefit base enhancement for that Contract Year. However, you may receive a benefit base enhancement in each of the remaining Contract Years in the enhancement period if you do not take a withdrawal for that Contract Year. The enhancement period will not be extended for any reason, including for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement for those years.
Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the benefit base enhancement.
Benefit Base Reset
On each Contract Anniversary, immediately following application of any applicable benefit base enhancement, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset. The enhancement base and the enhancement period will not be affected by the benefit base reset.
On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Horizon exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled “Contract Charges and Fees — Optional Contract Rider Charges,” regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled “Contract Charges and Fees” for additional details on the charges for this rider.
You may elect to decline the rider charge increase. Declining the rider charge increase will result in no further increase to the benefit base, which may mean your benefit under the rider will not have the opportunity to increase in the future. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.
Calculating the Guaranteed Annual Income (GAI)
The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Horizon — Single or of the youngest Designated Life for MyPath Horizon — Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Horizon — Single or of the youngest Designated Life for MyPath Horizon — Joint at the time of the first withdrawal.
If you purchased MyPath Horizon — Joint 50, prior to the Continuation Date, the GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the youngest Designated Life at the time of the first withdrawal. Beginning on the Continuation Date, the GAI will be equal to the benefit base multiplied by the annual income percentage (described below) then multiplied by the Continuation Factor. The current Continuation Factor is 50.00%. As a result of the Continuation Factor, the GAI will remain reduced until the death of the surviving Designated Life.

The annual income percentages are as follows:
Age	MyPath Horizon — Single Annual Income Percentage	MyPath Horizon — Joint Annual Income Percentage	MyPath Horizon — Joint 50 Annual Income Percentage
through age 64	3.20%	2.70%	3.70%
65-74	4.50%	4.00%	5.00%
75-79	4.80%	4.30%	5.30%
80+	5.20%	4.70%	5.70%

We reserve the right to change the annual income percentage for MyPath Horizon (Single, Joint, and Joint 50) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement. If you purchased MyPath Horizon — Joint 50, we additionally reserve the right to change the Continuation Factor for riders that are issued in the future and will also disclose these in a Rate Sheet Prospectus Supplement. Please see Appendix V for historical benefit base enhancement rates, Continuation Factor rates, and annual income percentages applicable for this rider.
The annual income percentage will not change after it is determined as of the date of the first withdrawal.
Upon an increase in the benefit base pursuant to a subsequent Purchase Payment, benefit base enhancement, or benefit base reset, the GAI will be recalculated to be equal to (a) multiplied by (b), and beginning on the Continuation Date for MyPath Horizon — Joint 50 only, multiplied by (c) where:
(a)	is the benefit base following the subsequent Purchase Payment, benefit base enhancement, benefit base reset, as applicable,
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Horizon — Single or of the youngest Designated Life for MyPath Horizon — Joint or Joint 50, as of the date of the first withdrawal, and
(c)	is the Continuation Factor
Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.
GAI Adjustment for Subsequent Purchase Payments
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage. For MyPath Horizon — Joint 50 Owners, this amount will also be multiplied by the Continuation Factor, if on or after the Continuation Date.
The applicable annual income percentage will be based on the age of the Designated Life for MyPath Horizon — Single or of the youngest Designated Life for MyPath Horizon — Joint or Joint 50, as of the date of the first withdrawal. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.

For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.
After the first Contract Year following the optional living benefit rider effective date, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a Purchase Payment is received in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value, benefit base, or enhancement base.
Withdrawals
You should consider the following before taking a withdrawal under this Contract or rider:
•	Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Credit Enhancement Recapture or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.
•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the Contract. In this event the Contract is not eligible for the automatic payment phase and the Contract and rider terminate.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your Contract.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your Contract.
•	Any provision in your Contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
You may take a withdrawal from any “allowable Sub-Account” (described below) in any proportion.
Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your Contract prior to the benefit date, it will cause the benefit base, enhancement base, and the GAI to be recalculated and reduced. The benefit base and enhancement base will each be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.
The GAI will be equal to (a) multiplied by (b), and beginning on the Continuation Date for MyPath Horizon — Joint 50 only, multiplied by (c) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above),
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Horizon — Single or of the youngest Designated Life for MyPath Horizon — Joint or Joint 50, as of the date of the first withdrawal, and

(c)	is the Continuation Factor.
Adjustment for Withdrawals Taken After the Benefit Date
Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the Contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this Contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base, enhancement base, or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base, enhancement base, and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base and enhancement base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base and enhancement base, the greater the reduction in the benefit base and enhancement base.
The GAI will be equal to (a) multiplied by (b), and beginning on the Continuation Date for MyPath Horizon — Joint 50 only, multiplied by (c) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis),
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Horizon — Single or of the youngest Designated Life for MyPath Horizon — Joint or Joint 50, as of the date of the first withdrawal, and
(c)	is the Continuation Factor.
Excess withdrawals can reduce future benefits by more than the dollar amount of the excess withdrawal.
Required Minimum Distributions for Applicable Qualified Contracts
For purposes of this rider, the RMD is equal to the amount needed based on the value of your Contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.
Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.

While this Contract is subject to RMD provisions, the benefit will be treated as follows:
•	Each Contract Year the GAI will be calculated as described in the “Calculating the Guaranteed Annual Income” section above. The GAI will not be changed based on the RMD requirement.
•	If the RMD amount is greater than the GAI, the benefit base, enhancement base, and GAI will not be reduced for withdrawals up to the RMD amount.
Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base, enhancement base, and GAI would be recalculated, as described above. Below is an example of how this would apply.
Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.
Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Currently, the only approved allocation plan is:
•	100% allocation among allowable Sub-Accounts
Allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as “allowable Sub-Accounts.” Each of these Portfolios is a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in that Sub- Account’s prospectus which is part of the underlying Funds prospectus.

The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio • Goldman Sachs VIT Global Trends Allocation Fund • Ivy VIP Pathfinder Moderate — Managed Volatility • PIMCO VIT Global Diversified Allocation Portfolio	• SFT Dynamic Managed Volatility Fund • SFT Managed Volatility Equity Fund • TOPS® Managed Risk Flex ETF Portfolio
The allowable Sub-Accounts are designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allowable Sub-Account you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your financial representative for assistance in selecting an allowable Sub-Account. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.
Automatic Payment Phase
If the Contract Value is reduced to zero, the Contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset, or benefit base enhancement. If the Contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the Contract and this rider will terminate. This means that the GAI will be zero and your Contract will not enter the automatic payment phase.
We will notify you by letter if your Contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Horizon — Single and of both Designated Lives for MyPath Horizon — Joint and Joint 50.
If you purchased MyPath Horizon — Joint 50, upon the first death of a Designated Life, the Continuation Factor will be applied to the initial payment amount and the reduced payment will continue until the death of the surviving Designated Life. If only one Designated Life is alive when the Contract Value reaches zero, you will receive an annual amount in the form of an Annuity Payment until the death of the Designated Life. The payment amount will be equal to the GAI. If the Continuation Date is later than the date the Contract Value reaches zero, the Continuation Factor will be applied in the calculation of the GAI on the date the Contract enters the automatic payment phase. The payment amount will then be equal to the recalculated GAI.

Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Horizon — Single and of both Designated Lives for MyPath Horizon — Joint and Joint 50, this rider terminates and no further benefits are payable under this rider or the Contract.
Annuity Payments
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your Contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your Contract.
If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Horizon rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Horizon — Single and of both Designated Lives for MyPath Horizon — Joint and Joint 50.
If you purchased MyPath Horizon — Joint 50, and if both Designated Lives are alive, this option will provide benefits until the death of both Designated Lives. The initial payment amount will be equal to the GAI. Upon the first death of a Designated Life, the Continuation Factor will be applied to the initial payment amount and the reduced payment will continue until the death of the surviving Designated Life. If only one Designated Life is alive, this option will provide benefits until the death of the Designated Life. The payment amount will be equal to the GAI. If the Continuation Date is later than the date Annuity Payments are required to begin, the Continuation Factor will be applied in the calculation of the GAI on the date Annuity Payments are required to begin. The payment amount will then be equal to the recalculated GAI.
Annuity Payments are required to begin on the Maturity Date. Please see the section entitled “Electing the Retirement Date and Annuity Option” for further details on the Maturity Date and the required beginning of Annuity Payments.
Spousal Continuation (for MyPath Horizon — Joint and Joint 50)
For MyPath Horizon — Joint, if a Designated Life dies and the surviving spouse continues the Contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the Contract and this rider, he or she will continue to be subject to the MyPath Horizon — Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Horizon — Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
For MyPath Horizon — Joint 50, if a Designated Life dies and the surviving spouse continues the Contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the Contract and this rider, he or she will continue to be subject to the rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated

Life. This option is not beneficial to the Designated Life unless he or she is recognized as a spouse under federal law. Consult with your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
Impact of Divorce
For MyPath Horizon — Single, if the Designated Life is removed as the Owner of the Contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.
For MyPath Horizon — Joint, if a Designated Life is removed from the Contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.
For MyPath Horizon — Joint 50, if a Designated Life is removed from the Contract due to a divorce or qualified dissolution order and no withdrawals have been taken, the benefits provided by the rider will be adjusted, as necessary, based on the age of the remaining Designated Life. Removal of a Designated Life due to a divorce will also cause the Continuation Factor to be applied on the Continuation Date. The rider charge and all terms of the rider will continue to be based on the joint nature of the rider even though benefits are provided for only one Designated Life.
Rider Termination
Once you elect the MyPath Horizon rider, you may not elect to cancel it. The rider will automatically terminate at the earliest of:
(a)	for MyPath Horizon — Single, MyPath Horizon — Joint, and MyPath Horizon — Joint 50:
(1)	termination or surrender of the Contract (Note — a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the Contract); or
(2)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(3)	the date of an ownership change or assignment under the Contract unless:
(i)	the new Owner assumes full ownership of the Contract and is essentially the same person (this includes, but is not limited to: for MyPath Horizon — Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Horizon — Joint and Joint 50, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or
(ii)	the assignment is for the purposes of effectuating a 1035 exchange of the Contract; or
(b)	for MyPath Horizon — Single:
(1)	the date we receive due proof of death of the Designated Life; or
(2)	the date the Designated Life is removed as a Contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or

(c)	for MyPath Horizon — Joint and Joint 50:
(1)	the date we receive due proof of death of the last remaining Designated Life; or
(2)	the date any death benefits are paid as a lump sum under the terms of the Contract.
Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the Contract. The proportionate amount of the rider charge is based on the duration of time the rider has been owned since the last assessment of rider charges.
MyPath Value (Single and Joint) Option
The Benefit
This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Value — Single, or until the death of both Designated Lives for MyPath Value — Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.
The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.
This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it is the lowest cost option, but does not offer the opportunity for benefit base enhancements or different annual income percentages based on the age of the Designated Life. This may be beneficial to those who are seeking a guaranteed minimum annual withdrawal amount at a cost that is lower than the other MyPath Lifetime Income optional riders.
Several examples to help show how this rider works are included in Appendix T.
The Benefit Date
The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Value — Single and of the youngest Designated Life for MyPath Value — Joint, or the rider effective date. The rider effective date is the rider issue date.
Calculating the Benefit Base Values
Benefit Base
The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base resets, which is also described below.
The initial benefit base will be set to the initial Purchase Payment.

For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. After the first Contract Anniversary, however, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a subsequent Purchase Payment is received after the first Contract Anniversary in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value or benefit base. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.
Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.
After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.
The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.
The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.
Benefit Base Reset
On each Contract Anniversary, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset.
On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Value exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled “Contract Charges and Fees — Optional Contract Rider Charges,” regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled “Contract Charges and Fees” for additional details on the charges for this rider.
You may elect to decline the rider charge increase. Declining the rider charge increase will result in no further increase to the benefit base, which may mean your benefit under the rider will not have the opportunity to increase in the future. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.
Calculating the Guaranteed Annual Income (GAI)
The GAI will be equal to the benefit base multiplied by the applicable annual income percentage (described below). The annual income percentage will not change while the rider is in effect.
The annual income percentages are as follows:
Age	MyPath Value — Single Annual Income Percentage	MyPath Value — Joint Annual Income Percentage
All ages	4.10%	3.85%

We reserve the right to change the annual income percentage for MyPath Value (Single and Joint) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement. Please see Appendix V for historical benefit base enhancement rates and annual income percentages applicable for this rider.
Upon an increase in the benefit base pursuant to a subsequent Purchase Payment or benefit base reset, the GAI will be recalculated to be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the subsequent Purchase Payment or benefit base reset, as applicable, and
(b)	is the applicable annual income percentage.
Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for applicable Qualified Contracts below.
GAI Adjustment for Subsequent Purchase Payments
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.
For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.
After the first Contract Year following the optional living benefit rider effective date, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a Purchase Payment is received in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value or benefit base.

Withdrawals
You should consider the following before taking a withdrawal under this Contract or rider:
•	Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Credit Enhancement Recapture or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.
•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the Contract. In this event the Contract is not eligible for the automatic payment phase and the Contract and rider terminate.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your Contract.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your Contract.
•	Any provision in your Contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
If you choose the CustomChoice Allocation Option or the SimpleChoice Asset Allocation Portfolios, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account proportionate to the Contract Value. If you choose to allocate to the “allowable Sub-Accounts” (described below) instead, you may take a withdrawal from any allowable Sub-Account in any proportion.
Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your Contract prior to the benefit date, it will cause the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.
The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and
(b)	is the applicable annual income percentage.
Adjustment for Withdrawals Taken After the Benefit Date
Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base.
The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and
(b)	is the applicable annual income percentage.
Excess withdrawals can reduce future benefits by more than the dollar amount of the excess withdrawal.
Required Minimum Distributions for Applicable Qualified Contracts
For purposes of this rider, the RMD is equal to the amount needed based on the value of your Contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.
Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.
While this Contract is subject to RMD provisions, the benefit will be treated as follows:
•	Each Contract Year the GAI will be calculated as described in the “Calculating the Guaranteed Annual Income” section above. The GAI will not be changed based on the RMD requirement.
•	If the RMD amount is greater than the GAI, the benefit base and GAI will not be reduced for withdrawals up to the RMD amount.
Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.
Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.

Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Each of the allocation plans is discussed below, and you may only elect to utilize one allocation plan at a time. The approved allocation plans currently include:
a)	100% allocation among allowable Sub-Accounts; or
b)	100% allocation to the CustomChoice Allocation Option; or
c)	100% allocation to the CustomChoice II Allocation Option (only available for applications applied for on or after July 21, 2017);
d)	100% allocation to a SimpleChoice Asset Allocation Portfolio.
a) Allowable Sub-Accounts: When you elect this allocation plan, only certain Sub-Accounts may be available to you for allocation of your funds. These are referred to as “allowable Sub-Accounts.” The risks and objectives of each allowable Sub-Account are described in detail in that Sub-Account’s prospectus which is part of the underlying Funds prospectus. The allowable Sub-Accounts for this rider also vary by Contract issue date. The allowable Sub-Accounts are described below.
For Contracts Issued On or After May 1, 2017: All existing Sub-Accounts are available for allocation.
For Contracts Issued Before May 1, 2017: The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio • Goldman Sachs VIT Global Trends Allocation Fund • Ivy VIP Pathfinder Moderate — Managed Volatility • PIMCO VIT Global Diversified Allocation Portfolio	• SFT Dynamic Managed Volatility Fund • SFT Managed Volatility Equity Fund • TOPS® Managed Risk Flex ETF Portfolio
Each of the Portfolios listed above are managed volatility funds, which means each Portfolio seeks to manage the volatility of investment return.
b) The CustomChoice Allocation Option: This allocation plan requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within certain groups. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter according to the CustomChoice allocation you elected. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are previously described in detail in this prospectus in the section entitled “Description of the Contract — CustomChoice Allocation Option.”

c) The CustomChoice II Allocation Option: This allocation plan is available for a rider applied for on or after July 21, 2017, and requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within certain groups. If you elect the CustomChoice II Allocation Option, your Contract Value will be automatically rebalanced each quarter according to the CustomChoice II allocation you elected. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice II Allocation Option are previously described in detail in this Prospectus in the section entitled “Description of the Contract — CustomChoice II Allocation Option.”
d) The SimpleChoice Asset Allocation Portfolios: This allocation plan requires that you allocate Purchase Payments or your Contract Value to a SimpleChoice Asset Allocation Portfolio. The SimpleChoice Asset Allocation Portfolios are previously described in detail in this prospectus in the section entitled “Description of the Contract — SimpleChoice Asset Allocation Portfolios.” You may also ask your representative for additional details regarding the SimpleChoice Asset Allocation Portfolios. In the SimpleChoice Asset Allocation Portfolios, the Contract Value will be automatically rebalanced each calendar quarter according to the SimpleChoice Asset Allocation Portfolio you elected.
The allowable Sub-Accounts, CustomChoice or CustomChoice II Allocation Option, and the SimpleChoice Asset Allocation Portfolios are each designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allocation plan you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allocation plan. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from one currently approved allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.
Automatic Payment Phase
If the Contract Value is reduced to zero, the Contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset. If the Contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the Contract and this rider will terminate. This means that the GAI will be zero and your Contract will not enter the automatic payment phase.

We will notify you by letter if your Contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Value — Single and of both Designated Lives for MyPath Value — Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Value — Single and of both Designated Lives for MyPath Value — Joint, this rider terminates and no further benefits are payable under this rider or the Contract.
Annuity Payments
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your Contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your Contract.
If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Value rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Value — Single and of both Designated Lives for MyPath Value — Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled “Electing the Retirement Date and Annuity Option” for further details on the Maturity Date and the required beginning of Annuity Payments.
Spousal Continuation (for MyPath Value — Joint)
For MyPath Value — Joint, if a Designated Life dies and the surviving spouse continues the Contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the Contract and this rider, he or she will continue to be subject to the MyPath Value — Joint rider charge. The MyPath Value — Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
Impact of Divorce
For MyPath Value — Single, if the Designated Life is removed as the Owner of the Contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.
For MyPath Value — Joint, if a Designated Life is removed from the Contract due to a divorce or qualified dissolution order, the rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.

Rider Termination
Once you elect the MyPath Value rider, you may not elect to cancel it.
The rider will automatically terminate at the earliest of:
(a)	For MyPath Value — Single and MyPath Value — Joint:
(1)	termination or surrender of the Contract (Note — a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the Contract); or
(2)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(3)	the date of an ownership change or assignment under the Contract unless:
(i)	the new Owner assumes full ownership of the Contract and is essentially the same person (this includes, but is not limited to: for MyPath Value — Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Value — Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or
(ii)	the assignment is for the purposes of effectuating a 1035 exchange of the Contract; or
(b)	for MyPath Value — Single:
(1)	the date we receive due proof of death of the Designated Life; or
(2)	the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or
(c)	for MyPath Value — Joint:
(1)	the date we receive due proof of death of the last remaining Designated Life; or
(2)	the date any death benefits are paid as a lump sum under the terms of the Contract.
Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the Contract.
MyPath Summit (Single and Joint) Option
Effective July 9, 2018, these options are no longer available.
The Benefit
This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Summit — Single, or until the death of both Designated Lives for MyPath Summit — Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.

The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.
This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it offers the highest annual income percentages used in calculating the GAI, but does not offer the opportunity for benefit base enhancements. Higher annual income percentages without benefit base enhancements may be beneficial to those that intend to take withdrawals shortly after the rider issue date and intend to take regular withdrawals.
Several examples to help show how this rider works are included in Appendix S.
The Benefit Date
The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Summit — Single and of the youngest Designated Life for MyPath Summit — Joint, or the rider effective date. The rider effective date is the rider issue date.
Calculating the Benefit Base Values
Benefit Base
The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base resets, which is also described below.
The initial benefit base will be set to the initial Purchase Payment.
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. After the first Contract Anniversary, however, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a subsequent Purchase Payment is received after the first Contract Anniversary in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value or benefit base. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.
Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.
After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.

The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.
The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.
Benefit Base Reset
On each Contract Anniversary, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset.
On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Summit exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled “Contract Charges and Fees — Optional Contract Rider Charges,” regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled “Contract Charges and Fees” for additional details on the charges for this rider.
You may elect to decline the rider charge increase. Declining the rider charge increase will result in no further increase to the benefit base, which may mean your benefit under the rider will not have the opportunity to increase in the future. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.
Calculating the Guaranteed Annual Income (GAI)
The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Summit — Single or of the youngest Designated Life for MyPath Summit — Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Summit — Single or of the youngest Designated Life for MyPath Summit — Joint at the time of the first withdrawal.
The annual income percentages are as follows:
Age	MyPath Summit — Single Annual Income Percentage	MyPath Summit — Joint Annual Income Percentage
through age 64	4.35%	4.00%
65-74	5.35%	5.00%
75-79	5.60%	5.25%
80+	6.35%	6.00%

We reserve the right to change the annual income percentage for MyPath Summit (Single and Joint) riders that are issued in the future, and may disclose these changes in a Rate Sheet Prospectus Supplement.
Please see Appendix V for historical benefit base enhancement rates and annual income percentages applicable for this rider.
The annual income percentage will not change after it is determined as of the date of the first withdrawal, except in the case of a benefit base reset. Upon a benefit base reset, the annual income percentage will be re-determined based on the age of the Designated Life for MyPath Summit — Single or of the youngest Designated Life for MyPath Summit — Joint, on the date of the benefit base reset.
Upon an increase in the benefit base pursuant to a subsequent Purchase Payment or benefit base reset, the GAI will be recalculated to be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the subsequent Purchase Payment or benefit base reset, as applicable, and
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Summit — Single or of the youngest Designated Life for MyPath Summit — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.
Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.
GAI Adjustment for Subsequent Purchase Payments
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.
The applicable annual income percentage will be based on the age of the Designated Life for MyPath Summit — Single or of the youngest Designated Life for MyPath Summit — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.
For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.
After the first Contract Year following the optional living benefit rider effective date, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a Purchase Payment is received in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value or benefit base.

Withdrawals
You should consider the following before taking a withdrawal under this Contract or rider:
•	Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Credit Enhancement Recapture or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.
•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the Contract. In this event the Contract is not eligible for the automatic payment phase and the Contract and rider terminate.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your Contract.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your Contract.
•	Any provision in your Contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
You may take a withdrawal from any “allowable Sub-Account” (described below) in any proportion.
Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your Contract prior to the benefit date, it will cause the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.
The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Summit — Single or of the youngest Designated Life for MyPath Summit — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.
Adjustment for Withdrawals Taken After the Benefit Date
Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the Contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this Contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that

Contract Year. An excess withdrawal will cause the benefit base and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base.
The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Summit — Single or of the youngest Designated Life for MyPath Summit — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.
Excess withdrawals can reduce future benefits by more than the dollar amount of the excess withdrawal.
Required Minimum Distributions for Applicable Qualified Contracts
For purposes of this rider, the RMD is equal to the amount needed based on the value of your Contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable Contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.
Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.
While this Contract is subject to RMD provisions, the benefit will be treated as follows:
•	Each Contract Year the GAI will be calculated as described in the “Calculating the Guaranteed Annual Income” section above. The GAI will not be changed based on the RMD requirement.
•	If the RMD amount is greater than the GAI, the benefit base and GAI will not be reduced for withdrawals up to the RMD amount.
Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.
Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the

Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.
Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Currently, the only approved allocation plan is:
•	100% allocation among allowable Sub-Accounts
Allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as “allowable Sub-Accounts.” Each of these Portfolios is a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in that Sub-Account’s prospectus which is part of the underlying Funds prospectus.
The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio • Goldman Sachs VIT Global Trends Allocation Fund • Ivy VIP Pathfinder Moderate — Managed Volatility • PIMCO VIT Global Diversified Allocation Portfolio	• SFT Dynamic Managed Volatility Fund • SFT Managed Volatility Equity Fund • TOPS® Managed Risk Flex ETF Portfolio
The allowable Sub-Accounts are designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allowable Sub-Account you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your financial representative for assistance in selecting an allowable Sub-Account. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.

Automatic Payment Phase
If the Contract Value is reduced to zero, the Contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset. If the Contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the Contract and this rider will terminate. This means that the GAI will be zero and your Contract will not enter the automatic payment phase.
We will notify you by letter if your Contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Summit — Single and of both Designated Lives for MyPath Summit — Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Summit — Single and of both Designated Lives for MyPath Summit — Joint, this rider terminates and no further benefits are payable under this rider or the Contract.
Annuity Payments
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your Contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your Contract.
If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Summit rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Summit — Single and of both Designated Lives for MyPath Summit — Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled “Electing the Retirement Date and Annuity Option” for further details on the Maturity Date and the required beginning of Annuity Payments.
Spousal Continuation (for MyPath Summit — Joint)
For MyPath Summit — Joint, if a Designated Life dies and the surviving spouse continues the Contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the Contract and this rider, he or she will continue to be subject to the MyPath Summit — Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Summit — Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
Impact of Divorce
For MyPath Summit — Single, if the Designated Life is removed as the Owner of the Contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.

For MyPath Summit — Joint, if a Designated Life is removed from the Contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.
Rider Termination
Once you elect the MyPath Summit rider, you may not elect to cancel it.
The rider will automatically terminate at the earliest of:
(a)	For MyPath Summit — Single and MyPath Summit — Joint:
(1)	termination or surrender of the Contract (Note — a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the Contract); or
(2)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(3)	the date of an ownership change or assignment under the Contract unless:
(i)	the new Owner assumes full ownership of the Contract and is essentially the same person (this includes, but is not limited to: for MyPath Summit — Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Summit — Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or
(ii)	the assignment is for the purposes of effectuating a 1035 exchange of the Contract; or
(b)	for MyPath Summit — Single:
(1)	the date we receive due proof of death of the Designated Life; or
(2)	the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or
(c)	for MyPath Summit — Joint:
(1)	the date we receive due proof of death of the last remaining Designated Life; or
(2)	the date any death benefits are paid as a lump sum under the terms of the Contract.
Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the Contract.

MyPath Ascend (Single and Joint) Option
Effective October 15, 2014 these options are no longer available.
The Benefit
This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of the Designated Life for MyPath Ascend — Single, or until the death of both Designated Lives for MyPath Ascend — Joint. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI, it may result in a reduced GAI, as described below, and negatively impact your benefit.
The GAI is determined by multiplying the annual income percentage by an amount referred to as the benefit base. The benefit base may be adjusted for benefit base enhancements, benefit base resets, subsequent Purchase Payments, and withdrawals. The methods used to calculate the GAI, the benefit base, and each of the benefit base adjustments is described in detail below.
This rider differs, in part, from the other MyPath Lifetime Income optional riders in that it offers the highest percentage used to calculate a benefit base enhancement, but it is limited to only one 10-year enhancement period. Higher benefit base enhancements, without the opportunity for new enhancement periods to begin, may be beneficial to those that do not intend to wait longer than ten Contract Years following the rider issue date before beginning withdrawals.
Several examples to help show how this rider works are included in Appendix R.
The Benefit Date
The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the Designated Life for MyPath Ascend — Single and of the youngest Designated Life for MyPath Ascend — Joint, or the rider effective date. The rider effective date is the rider issue date.
Calculating the Benefit Base and Enhancement Base Values
Benefit Base
The benefit base is a value that is used to calculate the amount of GAI available for withdrawal under this rider. The benefit base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The benefit base may also be adjusted for benefit base enhancements and benefit base resets, which are also described below.
The initial benefit base will be set to the initial Purchase Payment.
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. After the first Contract Anniversary, however, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a subsequent Purchase Payment is received after the first Contract Anniversary in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value or benefit base. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the benefit base as a result of the Purchase Payment.

Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the benefit base will not be reduced.
After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the benefit base to be reduced on a Pro-rata Basis.
Reductions on a Pro-rata Basis may result in the benefit base being reduced by more than the actual amount of the withdrawal.
The benefit base is separate from your Contract Value. The benefit base may not be withdrawn as a lump sum and is not payable at death.
The benefit base is subject to a maximum of $4,000,000. This applies to the initial benefit base, as well as increases due to subsequent Purchase Payments, benefit base enhancements, or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the benefit base provided by this rider.
Enhancement Base
The enhancement base is a value that is used to calculate any applicable benefit base enhancement. The enhancement base will have an initial value that may be adjusted for subsequent Purchase Payments and withdrawals, and is subject to a maximum, each of which is described below. The enhancement base may also be increased at the time of a benefit base reset, if the benefit base reset occurs during the enhancement period, which is more fully described below.
The initial enhancement base will be set to the initial Purchase Payment.
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the enhancement base will be increased by the amount of the subsequent Purchase Payment. After the first Contract Anniversary, however, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a subsequent Purchase Payment is received after the first Contract Anniversary in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value or enhancement base. For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no immediate increase to the enhancement base as a result of the Purchase Payment.
Prior to the benefit date, any amount you withdraw is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.
After the benefit date, if the total amount you withdraw in a single Contract Year is less than or equal to the GAI, as described below, the enhancement base will not be reduced.
After the benefit date, if the total amount you withdraw in a single Contract Year is in excess of the GAI, the additional amount withdrawn in excess of the GAI is considered an excess withdrawal and will cause the enhancement base to be reduced on a Pro-rata Basis.
Reductions on a Pro-rata Basis may result in the enhancement base being reduced by more than the actual amount of the withdrawal.

The enhancement base is separate from your Contract Value. The enhancement base may not be withdrawn as a lump sum and is not payable at death.
The enhancement base is subject to a maximum of $4,000,000. This applies to the initial enhancement base, as well as increases due to subsequent Purchase Payments or benefit base resets. Because of this maximum, if you make large Purchase Payments, you may not realize the full benefit of increases in the enhancement base provided by this rider.
Benefit Base Enhancement
For purposes of calculating the benefit base enhancement, the “enhancement period” is the 10 Contract Years following the rider effective date. The enhancement period, and the potential for any benefit base enhancement, will terminate 10 Contract Years following the rider effective date.
On each Contract Anniversary during the enhancement period, after each Contract Year in which there have been no withdrawals, we will increase the benefit base by an amount equal to 7.0% multiplied by the enhancement base. This increase in the benefit base is referred to as the benefit base enhancement.
For any Contract Year during the enhancement period in which you take a withdrawal, regardless of whether the amount of the withdrawal is greater than, less than, or equal to, the GAI, you will not receive the benefit base enhancement for that Contract Year. However, you may receive a benefit base enhancement in each of the remaining Contract Years in the enhancement period if you do not take a withdrawal for that Contract Year. The enhancement period will not be extended for any reason, including for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement for those years.
Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the enhancement.
Benefit Base Reset
On each Contract Anniversary, immediately following application of any applicable benefit base enhancement, the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. This increase in the benefit base is referred to as the benefit base reset. If a benefit base reset occurs during the enhancement period, the enhancement base will increase to the value of the benefit base following the benefit base reset. The enhancement period, however, will not be affected by the benefit base reset.
On each date of a benefit base reset, if the rider charge applicable to new customers purchasing MyPath Ascend exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. The rider charge following the increase will also not exceed the maximum annual rider charge shown in the section of this Prospectus entitled “Contract Charges and Fees — Optional Contract Rider Charges,” regardless of the charge applicable to new customers. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled “Contract Charges and Fees” for additional details on the charges for this rider.

You may elect to decline the rider charge increase. Declining the rider charge increase will result in no further increase to the benefit base, which may mean your benefit under the rider will not have the opportunity to increase in the future. You will be notified in writing a minimum of 30 days prior to the date of the potential benefit base reset that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the date of the potential benefit base reset. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.
Calculating the Guaranteed Annual Income (GAI)
The GAI will be equal to the benefit base multiplied by the annual income percentage (described below) based on the age of the Designated Life for MyPath Ascend — Single or of the youngest Designated Life for MyPath Ascend — Joint. The annual income percentage will be determined at the time of the first withdrawal, and will be based on the age of the Designated Life for MyPath Ascend — Single or of the youngest Designated Life for MyPath Ascend — Joint at the time of the first withdrawal.
The annual income percentages are as follows:
Age	MyPath Ascend — Single Annual Income Percentage	MyPath Ascend — Joint Annual Income Percentage
through age 64	4.10%	3.75%
65-74	5.10%	4.75%
75-79	5.35%	5.00%
80+	6.10%	5.75%

Please see Appendix V for historical benefit base enhancement rates and annual income percentages applicable for this rider.
The annual income percentage will not change after it is determined as of the date of the first withdrawal, except in the case of a benefit base reset. Upon a benefit base reset, the annual income percentage will be re-determined based on the age of the Designated Life for MyPath Ascend — Single or of the youngest Designated Life for MyPath Ascend — Joint, on the date of the benefit base reset.
Upon an increase in the benefit base pursuant to a subsequent Purchase Payment, benefit base enhancement, or benefit base reset, the GAI will be recalculated to be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the subsequent Purchase Payment, benefit base enhancement, or benefit base reset, as applicable, and
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend — Single or of the youngest Designated Life for MyPath Ascend — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.
Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. If you purchased a Qualified Contract, withdrawals taken to satisfy any required minimum distribution requirements may not adjust the GAI, if certain conditions are satisfied. Please see the description of Required Minimum Distributions for Applicable Qualified Contracts below.

GAI Adjustment for Subsequent Purchase Payments
For each subsequent Purchase Payment received by us prior to the later of the first Contract Anniversary or the date of the first withdrawal, the benefit base will be increased by the amount of the subsequent Purchase Payment. If a subsequent Purchase Payment increases the benefit base, the GAI will be recalculated to be equal to the new benefit base multiplied by the applicable annual income percentage.
The applicable annual income percentage will be based on the age of the Designated Life for MyPath Ascend — Single or of the youngest Designated Life for MyPath Ascend — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset. The annual income percentage will not be reevaluated upon a subsequent Purchase Payment.
For any subsequent Purchase Payment received by us on or after the later of the first Contract Anniversary or the date of the first withdrawal, there will be no increase to the benefit base as a result of the Purchase Payment. As a result, there will be no immediate increase to the GAI.
After the first Contract Year following the optional living benefit rider effective date, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. If a Purchase Payment is received in excess of $25,000 without our consent, we will return the Purchase Payment to you and there will be no increase to the Contract Value, benefit base, or enhancement base.
Withdrawals
You should consider the following before taking a withdrawal under this contract or rider:
•	Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Credit Enhancement Recapture or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.
•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.
•	Any provision in your contract requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
You may take a withdrawal from any “allowable Sub-Account” (described below) in any proportion.

Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your contract prior to the benefit date, it will cause the benefit base, enhancement base, and the GAI to be recalculated and reduced. The benefit base and enhancement base will each be reduced on a Pro-rata Basis, which may result in a reduction that is greater than the amount of the withdrawal.
The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend — Single or of the youngest Designated Life for MyPath Ascend — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.
Adjustment for Withdrawals Taken After the Benefit Date
Each Contract Year after the benefit date, you may withdraw an amount less than or equal to the GAI or, if the contract is a Qualified Contract, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value by the amount of the withdrawal, but will not reduce the benefit base, enhancement base, or GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD is an excess withdrawal. The portion of each individual withdrawal during a Contract Year that is treated as an excess withdrawal is equal to the amount withdrawn, including any applicable deferred sales charge, less any GAI or RMD remaining prior to the withdrawal for that Contract Year. An excess withdrawal will cause the benefit base, enhancement base, and GAI to be recalculated. The excess portion of an excess withdrawal will reduce the benefit base and enhancement base on a Pro-rata Basis, which means that the lower the Contract Value is relative to the benefit base and enhancement base, the greater the reduction in the benefit base and enhancement base.
The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base being reduced on a Pro-rata Basis), and
(b)	is the annual income percentage based on the applicable age of the Designated Life for MyPath Ascend — Single or of the youngest Designated Life for MyPath Ascend — Joint, as of the later of the date of the first withdrawal or the date of the most recent benefit base reset.
Excess withdrawals can reduce future benefits by more than the dollar amount of the excess withdrawal.
Required Minimum Distributions for Applicable Qualified Contracts
For purposes of this rider, the RMD is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those Qualified Contracts issued under the provisions of Sections 401, 404, 408, or 457 of the Code.

Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. A withdrawal in any Contract Year after you are eligible for RMD will not be treated as an excess withdrawal if that withdrawal does not cause the total withdrawals for the Contract Year to exceed the greater of the GAI or your RMD for the current calendar year. Such treatment is contingent on your acceptance of our calculation of the RMD amounts. RMD calculations will be based solely on the value of the individual contract and any attached riders, and will be determined for the calendar year in which the RMD withdrawal is requested. Each RMD amount is calculated based on information provided by you and our understanding of the Code and related regulations. We reserve the right to make changes in our calculations, as needed, to comply with the Code and related regulations.
While this contract is subject to RMD provisions, the benefit will be treated as follows:
•	Each Contract Year the GAI will be calculated as described in the “Calculating the Guaranteed Annual Income” section above. The GAI will not be changed based on the RMD requirement.
•	If the RMD amount is greater than the GAI, the benefit base, enhancement base, and GAI will not be reduced for withdrawals up to the RMD amount.
Under the Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, multiple withdrawals in a single Contract Year may be more likely to result in a reduction of the GAI and therefore a reduced benefit. If the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base, enhancement base, and GAI would be recalculated, as described above. Below is an example of how this would apply.
Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.
Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. Currently, the only approved allocation plan is:
•	100% allocation among allowable Sub-Accounts

Allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds. These are referred to as “allowable Sub-Accounts.” Each of these Portfolios is a managed volatility fund, which means each Portfolio seeks to manage the volatility of investment return. The risks and objectives of each allowable Sub-Account are described in detail in that Sub-Account’s prospectus which is part of the underlying Funds prospectus.
The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio • Goldman Sachs VIT Global Trends Allocation Fund • Ivy VIP Pathfinder Moderate — Managed Volatility	• PIMCO VIT Global Diversified Allocation Portfolio • SFT Dynamic Managed Volatility Fund • SFT Managed Volatility Equity Fund • TOPS® Managed Risk Flex ETF Portfolio
The allowable Sub-Accounts are designed to provide different asset allocation options to you. They also each have differing risk characteristics and objectives. In selecting an allowable Sub-Account you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an allowable Sub-Account. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of these investment restrictions is to help reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, these investment restrictions may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the approved allocation plans available at the time of your request. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by any subsequent addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.
Automatic Payment Phase
If the Contract Value is reduced to zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that you will no longer be eligible for a benefit base reset or benefit base enhancement. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.
We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Ascend — Single and of both Designated Lives for MyPath Ascend — Joint. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of the Designated Life for MyPath Ascend — Single and of both Designated Lives for MyPath Ascend — Joint, this rider terminates and no further benefits are payable under this rider or the contract.

Annuity Payments
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base, enhancement base, and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.
If Annuity Payments are required to begin and the oldest Annuitant is a Designated Life, the MyPath Ascend rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Designated Life for MyPath Ascend — Single and of both Designated Lives for MyPath Ascend — Joint. Annuity Payments are required to begin on the Maturity Date. Please see the section entitled “Electing the Retirement Date and Annuity Option” for further details on the Maturity Date and the required beginning of Annuity Payments.
Spousal Continuation (for MyPath Ascend — Joint)
For MyPath Ascend — Joint, if a Designated Life dies and the surviving spouse continues the contract, this rider may also be continued if the surviving spouse (as defined by federal law) is also a Designated Life and this rider is in effect at the time of contract continuation. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the MyPath Ascend — Joint rider charge, and any future GAI calculations will be based on the life of the surviving spouse as the sole Designated Life. The MyPath Ascend — Joint option is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
Impact of Divorce
For MyPath Ascend — Single, if the Designated Life is removed as the Owner of the contract (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order, the rider will terminate.
For MyPath Ascend — Joint, if a Designated Life is removed from the contract due to a divorce or qualified dissolution order, any future GAI calculations will be based on the life of the remaining Designated Life. The rider charge and all terms of this rider will continue to be based on the joint version of the rider even though benefits are provided for only one Designated Life.
Rider Termination
Once you elect the MyPath Ascend rider, you may not elect to cancel it.
The rider will automatically terminate at the earliest of:
(a)	For MyPath Ascend — Single and MyPath Ascend — Joint:
(1)	termination or surrender of the contract (Note — a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or
(2)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or

(3)	the date of an ownership change or assignment under the contract unless:
(i)	the new Owner assumes full ownership of the contract and is essentially the same person (this includes, but is not limited to: for MyPath Ascend — Single, the change from individual ownership to a revocable trust for the benefit of such individual Owner, and, for MyPath Ascend — Joint, the change from joint ownership to ownership by the surviving spouse when one of them dies or an Owner is removed due to a divorce or qualified dissolution order); or
(ii)	the assignment is for the purposes of effectuating a 1035 exchange of the contract; or
(b)	for MyPath Ascend — Single:
(1)	the date we receive due proof of death of the Designated Life; or
(2)	the date the Designated Life is removed as a contract Owner (or Annuitant, in the case of an Owner that is not a natural person), due to a divorce or qualified dissolution order; or
(c)	for MyPath Ascend — Joint:
(1)	the date we receive due proof of death of the last remaining Designated Life; or
(2)	the date any death benefits are paid as a lump sum under the terms of the contract.
Upon termination of this rider, the benefits and charges within this rider will terminate. A proportionate amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.
Guaranteed Minimum Income Benefit (GMIB) Option
Effective October 4, 2013, this option is no longer available.
This optional rider is designed to provide a guaranteed minimum Fixed Annuity Payment during the payout phase of your contract to protect against negative investment performance during the accumulation phase. It does not however, guarantee an investment return or any minimum Contract Value. The GMIB annuity payout rates are conservative so the Annuity Payments provided by this rider may be less than the same Annuity Payment option available under the base contract, even if the benefit base (described below) is greater than the Contract Value. All requests to elect this option must be in writing on a form provided by us. You should also consider the following before electing this option:
•	Unlike GLWB and other “lifetime withdrawal benefit” riders which may allow you to take a certain amount of withdrawals without reducing the benefit you receive under the rider, all withdrawals under the GMIB rider reduce the benefit you receive from the rider. See the benefit base description below for additional details on how withdrawals impact the benefit base.
•	The GMIB is an annuitization benefit, not a withdrawal benefit. If you do not intend to annuitize your contract, you will not utilize the guaranteed Fixed Annuity benefit this option provides. If you do not intend to annuitize your contract, this option may not be appropriate for you.
•	If you anticipate having to make numerous withdrawals from the contract, the GMIB rider may not be appropriate.

•	If your contract is not eligible for the automatic payment phase (described below), any withdrawal or charge that reduces your Contract Value to zero terminates the rider and the contract.
•	Once you elect this option you may not cancel it.
•	After the first Contract Year following the GMIB effective date, Purchase Payments are limited to a cumulative total of $25,000, without our prior consent. This restriction does not apply to Purchase Payments made during the first Contract Year.
•	You may only elect this option at contract issue. The option will be effective on the issue date.
•	The youngest Owner (or Annuitant, if a non-natural Owner) must be at least age 45 at the time the rider is issued, in order to elect this option.
•	The oldest Owner (or Annuitant, if a non-natural Owner) must be under age 76 at the time the rider is issued, in order to elect this option.
•	You may not elect this option if you have selected the Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit rider.
•	If at some point we no longer offer this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge.
•	Your entire Contract Value must be allocated to an allocation plan approved by us while this option is in effect.
•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account and may not be available in every state.
The Benefit
This rider guarantees that on any benefit date (described below), your minimum monthly Fixed Annuity Payment will not be less than the Guaranteed Minimum Income Benefit (GMIB). The GMIB is the Fixed Annuity Payment amount calculated by multiplying the benefit base (described below), adjusted for any applicable premium tax not previously deducted from Purchase Payments, by the Guaranteed Minimum Income Benefit rates provided with the rider. Please note — some states impose a premium tax on amounts used to provide Annuity Payments. These taxes are deducted at annuitization from the amount available to provide Annuity Payments. This GMIB rider does not guarantee an investment return or any minimum Contract Value. See Appendix I for numerical examples of the GMIB rider.
If the Owner is a natural person, the Owner must also be named as an Annuitant. If the Owner of this contract is other than a natural person, such as a trust or other similar entity, the rider guarantees and benefits will be based on the life of the Annuitant(s).
The Benefit Dates
The benefit dates begin the period of time during which you may exercise the benefit. The benefit dates for this rider are:
(a)	the later of the 10th Contract Anniversary following the rider effective date or the 10th Contract Anniversary following the last optional reset (described below), or
(b)	any Contract Anniversary subsequent to the date described in “a”, but prior to the Contract Anniversary following the oldest Owner’s 90th birthday or the rider’s termination.

Exercising the Benefit
To exercise this benefit, you must elect to receive the GMIB provided by this rider on or during the 30-day period immediately following the benefit date. You may not elect a partial annuitization of the benefit base. You may however, elect a partial annuitization of the Contract Value but while this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of this rider. This means the Contract Value amount converted to Annuity Payments will reduce the benefit base as if that amount was a withdrawal. See the sections below entitled ‘Benefit Base’ and ‘Withdrawals’ for a complete description of how withdrawals impact the benefit base.
The Fixed Annuity Payment amount will be the greater of:
(a)	the Fixed Annuity Payment calculated under the terms of this rider based on the Annuity Payment option selected by the Owner; or
(b)	the Fixed Annuity Payment calculated under the terms of the base contract based on the same Annuity Payment option selected by the Owner.
The GMIB annuity payout rates are conservative so the Annuity Payments provided by this rider may be less than the same Annuity Payment option available under the base contract, even if the benefit base is greater than the Contract Value.
Benefit Base
The benefit base is equal to the greater of the Highest Anniversary Value or the Roll-up Value, both of which are described in detail below. The benefit base is subject to a maximum of $5,000,000. It is important to remember, neither this rider nor the benefit base guarantee an investment return or any minimum Contract Value.
Highest Anniversary Value
The initial Highest Anniversary Value is equal to Purchase Payment(s) applied on the Contract Date. During each Contract Year, the Highest Anniversary Value will increase by any Purchase Payments received and will be adjusted, on a pro rata basis, for amounts withdrawn from the contract. The pro rata adjustment will reduce the Highest Anniversary Value by the same proportion that the amount withdrawn bears to the Contract Value immediately prior to the withdrawal. The use of pro rata calculations to reflect withdrawals will increase the reduction in the Highest Anniversary Value when the Contract Value is below the Highest Anniversary Value.
On every subsequent Contract Anniversary, up to and including the Contract Anniversary following the oldest Owner’s 80th birthday, if the Contract Value is greater than the current Highest Anniversary Value, the Highest Anniversary Value will be set to the Contract Value. Keep in mind, applicable deferred sales charges reduce the Highest Anniversary Value at the time of the withdrawal and while other contract charges do not directly reduce the Highest Anniversary Value, they do reduce the Contract Value which may reduce the amount by which the Highest Anniversary Value increases on future contract anniversaries.
Roll-up Value
The initial Roll-up Value is equal to Purchase Payment(s) applied on the Contract Date. Thereafter, the Roll-up Value is equal to the initial Roll-up Value, increased for Purchase Payments, and decreased for any withdrawals as described below, accumulated with interest at an annual effective rate of 5% through the Contract Anniversary following the oldest Owner’s 80th birthday.

Any amount withdrawn in a single Contract Year which is less than or equal to the greater of the 5% of the Roll-up Value as of the prior Contract Anniversary, or the Required Minimum Distribution (RMD) amount, as described below, will reduce the Roll-up Value by the amount of the withdrawal. This is commonly referred to as a dollar-for-dollar withdrawal treatment.
If a withdrawal causes the cumulative withdrawals for the Contract Year to exceed the greater of 5% of the Roll-up Value as of the prior Contract Anniversary, or the RMD amount, the entire withdrawal amount will reduce the Roll-up Value on a pro rata basis. The pro rata reduction will reduce the Roll-up Value by the same proportion that the amount withdrawn bears to the Contract Value immediately prior to the withdrawal. This means that for each withdrawal causing the cumulative withdrawals for the year to exceed the greater of 5% of the Roll-up Value or RMD amount, the lower the Contract Value, the greater the reduction in the benefit base. Keep in mind, applicable deferred sales charges reduce the Roll-up Value at the time of the applicable withdrawal.
Required Minimum Distribution (RMD)
For purposes of this rider, the RMD amount is the amount needed, based on the value of this contract, to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Contracts to which RMD applies include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may result in a pro rata adjustment as described above.
Under the Internal Revenue Code, RMDs are calculated and taken on a calendar (tax) year basis. Under this rider, the Roll-up Value dollar-for-dollar withdrawal treatment is based on the Contract Year. Because the intervals for dollar-for-dollar withdrawal treatment and the RMD are different, the timing of withdrawals may be more likely to result in a pro rata reduction of the Roll-up Value and therefore a reduced benefit. Taking RMD withdrawals on the same frequency and at the same time each year will help to avoid a pro rata adjustment to the Roll-up Value.
For a contract which is part of a qualified plan or IRA, any withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the RMD applicable at the time of the withdrawal or 5% of the Roll-up Value as of the prior Contract Anniversary, will reduce the Roll-up Value on a pro rata basis, as opposed to a dollar-for-dollar basis. Below is an example of how this would apply.
Assume an IRA with a Contract Year of April 1 to March 31, and there are no withdrawals other than as described. Five percent of the Roll-up Value as of the prior Contract Anniversary (April 1, 2009) is $5,000. The RMDs for calendar years 2009 and 2010 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2009 and $2,000 in the first quarter of calendar year 2010, then the Owner will have withdrawn $6,500 for the 2009 Contract Year (April 1 to March 31). However, since the sum of the Owner’s withdrawals for the 2009 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000), all of that year’s withdrawals would reduce the Roll-up Value on a dollar-for-dollar basis.
Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2010 he or she takes it in the last quarter of 2009. In that case, the withdrawals for the Contract Year (i.e. $6,500) exceed the applicable RMD at the time of the withdrawal (i.e. $6,000) and the entire $2,000 withdrawal is subject to pro rata withdrawal treatment. Note—the last withdrawal makes the total withdrawals for the year exceed the RMD amount.

Withdrawals
If you are considering purchasing this optional rider, please remember these important details:
•	Unlike GLWB and other “lifetime withdrawal benefit” riders which may allow you to take a certain amount of withdrawals without reducing the benefit you receive under the rider, all withdrawals under the GMIB rider reduce the benefit you receive from the rider. See the benefit base description above for additional details on how withdrawals impact the benefit base.
•	Withdrawals under this contract option are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.
•	While this rider is in effect, a partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. This means the Contract Value amount converted to Annuity Payments will reduce the benefit base as if that amount was a withdrawal. See the sections below entitled ‘Benefit Base’ for a complete description of how withdrawals impact the benefit base.
•	Withdrawals reduce the Highest Anniversary Value on a pro rata basis. With the exception of withdrawals subject to dollar-for-dollar treatment, withdrawals also reduce the Roll-up Value on a pro rata basis. This means that for each pro rata withdrawal, the lower the Contract Value, the greater the reduction in the benefit base. See the section above entitled ‘Benefit Base’ for a complete description of when dollar-for-dollar or pro rata withdrawal treatment applies to the Roll-up Value.
•	Withdrawals may only be taken prior to annuitizing the contract. You will begin to receive the GMIB benefit when the contract is annuitized. Thus, once you elect to receive the GMIB benefit, you may no longer take withdrawals from the contract.
If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, withdrawals will be deducted from the Sub-Accounts of the Variable Annuity Account on a pro rata basis relative to the Contract Value. If you choose the other allowable allocation options, you may take a withdrawal from any allowable Sub-Account in any proportion.
Subsequent Purchase Payments
Purchase Payments after the first Contract Year following the rider effective date are limited to a cumulative total of $25,000 without our prior consent.
Optional Reset of the Roll-up Value
Beginning with the third Contract Anniversary following the rider effective date you may elect to reset the Roll-up Value. Upon reset, the Roll-up Value will be set equal to the Contract Value on the date of reset. The last date on which you can elect a reset is the Contract Anniversary following the oldest Owner’s 80th birthday. A reset can only occur on a Contract Anniversary if the Contract Value is greater than the Roll-up Value at the time of reset. No reset will be made unless we receive your written request to elect the reset within 30 days prior to the applicable Contract Anniversary. Please note: If you elect to reset, the next available benefit date will be the 10th Contract Anniversary following the date of the reset. In that case, you will not be able to exercise the GMIB until that benefit date. You may still elect to annuitize under the base contract at any time, however, you will not be able to utilize the benefit provided by this rider until the next benefit date.

Upon reset, the rider charge will be changed to the then-current charge and a new three year period will be required before another reset may be elected. If the rider charge increases it will not exceed the current rider charge for new issues or the maximum charge.
Automatic Payment Phase
Your contract will enter the automatic payment phase if your Contract Value falls to zero immediately after a withdrawal or charge at any point prior to the earliest benefit date. If your contract enters the automatic payment phase, the benefit base will be applied to provide monthly Annuity Payments under a Life with a Period Certain of 60 months option based on the age of the oldest Annuitant unless you select a different Annuity Payment option under this rider as described below. We will notify you by letter that your contract has entered the automatic payment phase and offer you the opportunity to choose from the allowable Annuity Payment options. If we receive a withdrawal request that would result in your contract entering the automatic payment phase, we will notify you and offer you the opportunity to cancel the withdrawal. Your contract is not eligible for the automatic payment phase if in the year in which your Contract Value falls to zero immediately after a withdrawal or charge, or in any prior Contract Year, the cumulative withdrawals for the Contract Year exceed the greater of 5% of the Roll-up Value as of the prior Contract Anniversary or the RMD amount. In the unlikely event your Contract Value falls to zero due solely to market performance and not due to a withdrawal or charge, your contract will not be eligible for the automatic payment phase. If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your Contract Value to zero terminates the rider and the contract.
Annuity Payment Options
You may not elect a partial annuitization of the benefit base under this rider. You may however, partially annuitize your Contract Value while this rider is in effect, but the partial annuitization will be treated as a withdrawal for the purpose of reducing the benefit base. See the section above entitled ‘Benefit Base’ for a detailed description of how a partial annuitization will impact the benefit base.
You may elect the GMIB to be paid under one of the following Annuity Payment options:
•	Life Annuity — Annuity Payments payable for the lifetime of the Annuitant, ending with the last Annuity Payment due prior to the Annuitant’s death.
•	Life with a Period Certain of 60 Months — Annuity Payments payable for the lifetime of the Annuitant; provided, if the Annuitant dies before Annuity Payments have been made for the entire period certain, Annuity Payments will continue to the beneficiary for the remainder of the period.
•	Joint Life with 100% to Survivor — Annuity Payments payable for the joint lifetimes of the Annuitant and designated Joint Annuitant. The Annuity Payments end with the last Annuity Payment due before the survivor’s death.
•	Joint Life with 100% to Survivor with a Period Certain of 60 Months — Annuity Payments payable for the joint lifetimes of the Annuitant and Joint Annuitant; provided, if both Annuitants die before Annuity Payments have been made for the entire period certain, Annuity Payments will continue to the beneficiary for the remainder of the period.
If a single life option is chosen and Joint Owners are named, monthly Fixed Annuity Payments will be made for the lifetime of the oldest Joint Owner. You may name a Joint Annuitant on the benefit date for purposes of a Joint Life option provided the Joint Annuitant is your spouse or the difference in ages of the Annuitants is no more than 10 years.

Annuity payments will be made on a monthly basis, unless we agree to another payment frequency. If the amount of the benefit base is less than $5,000, we reserve the right to make one lump sum payment in lieu of Annuity Payments. If the amount of the first Annuity Payment is less than $150, we may reduce the frequency of Annuity Payments to meet this minimum payment requirement.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:
(a)	100% allocation to an allowable Focused Portfolio Strategy;
(b)	100% allocation among allowable Sub-Accounts; or
(c)	100% allocation to the CustomChoice Allocation Option
(a) Current allowable Focused Portfolio Strategies include:     Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled “Focused Portfolio Strategies or Models” in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies, the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.
(b) Current allowable Sub-Accounts:     When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as “allowable Sub-Accounts.” The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio
• Goldman Sachs VIT Global Trends Allocation Fund
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
• PIMCO VIT Global Diversified Allocation Portfolio
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS® ETF Managed Risk Portfolios is a Fund of Funds. Each Portfolio invests in underlying exchange traded funds, also called “ETFs”. The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account’s prospectus which is part of the underlying Funds prospectus.
(c) The CustomChoice Allocation Option:     This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’

The allowable Focused Portfolio Strategies, allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan.
Spousal Continuation
If the Owner dies and the contract to which this rider is attached is continued on the life of the Owner’s spouse (as defined by federal law) pursuant to Internal Revenue Code Section 72(s) and the terms of the contract, the rider will continue with the surviving spouse as Owner and Annuitant for purposes of this benefit.
Spousal continuation will not affect the benefit base calculation or the initial benefit date; however, the new Annuitant’s age will be used to determine the amount of Fixed Annuity Payment available under this rider.
Rider Termination
This rider will terminate upon the earliest of:
(a)	the Contract Anniversary following the oldest Owner’s 90th birthday; or
(b)	termination or surrender of the contract, other than due to a withdrawal or charge that triggers the automatic payment phase of this rider (If your contract is not eligible for the automatic payment phase, any withdrawal or charge that reduces your Contract Value to zero terminates the rider and the contract.); or
(c)	any change of Owner or Joint Owner after the rider effective date; or, in the case of a non-natural Owner, any change of Annuitant, other than the addition of a Joint Annuitant as provided for under Annuity Payment options, after the rider effective date; or
(d)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(e)	the death of the Owner or Joint Owner (or Annuitant if the Owner is non-natural) unless the contract is continued subject to the spousal continuation provision; or

(f)	the date the GMIB is exercised.
Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.
Encore Lifetime Income-Single (Encore-Single) Option
Effective October 4, 2013, this option is no longer available.
Encore-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the Owner’s life, regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero or in the form of Annuity Payments if the Contract Value is zero. See Appendix J for examples of how this rider works.
Encore-Single does not guarantee investment gains or a minimum Contract Value. Because the GAI is paid in the form of a withdrawal until your Contract Value reaches zero, our obligation to pay you more than your Contract Value will only arise if your entire Contract Value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:
•	Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.
•	Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts or any other contract feature impacted by a withdrawal.
•	If available, you may elect this rider at the time the contract is issued or within 30 days prior to any Contract Anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the Contract Anniversary immediately following election, also known as the Encore-Single effective date.
•	If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.
•	Beginning 7 years after the Encore-Single effective date, you may elect to terminate this rider by sending us written notice within 30 days prior to any Contract Anniversary. Termination will be effective on the Contract Anniversary date immediately following the date you provide notice of termination.
•	The oldest Owner (or Annuitant, if a non-natural Owner) must be age 80 or younger at the time the rider becomes effective.
•	Your entire Contract Value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.
•	You may not elect this rider if you have selected the Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.
•	After the first Contract Year following the Encore-Single effective date, Purchase Payments are limited to a cumulative total of $25,000, without our prior consent.

•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.
The Benefit
This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the Owner’s death (or in the case of Joint Owner’s, until the first death). The amount received will be in the form of a withdrawal of Contract Value, if available, or in the form of Annuity Payments. If you take withdrawals in a single Contract Year in excess of the GAI it may result in a reduced GAI, as described below. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix J.
The Benefit Date
The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the oldest Owner (or the oldest Annuitant, in the case of a non-natural Owner) or the Encore-Single effective date. The Encore-Single effective date is the rider issue date, if the rider is elected at issue, or the Contract Anniversary immediately following election.
Calculating the Benefit Base
Initial Benefit Base
The initial benefit base will be set to the initial Purchase Payment if this rider is added when your contract is issued. If it is added on a subsequent Contract Anniversary, the initial benefit base will be equal to the Contract Value on the Encore-Single effective date. Subsequent Purchase Payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below. The benefit base is subject to a maximum of $5,000,000.
Benefit Base Reset
On each reset date the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. The reset dates are the one year anniversary of the Encore-Single effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Encore-Single exceeds your current rider charge and the benefit base increases, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.
You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.
Benefit Base Enhancement
On each Contract Anniversary prior to the first withdrawal, for a period up to 10 years following the Encore-Single effective date, we will take the benefit base from the prior Contract Anniversary, plus any Purchase Payments made during the Contract Year, and increase that amount by 5%. If the resulting amount is greater than the current benefit base it will become the new benefit base. Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased rider charge if the benefit base is greater than the Contract Value as a result of the enhancement.
Calculating the GAI
The initial GAI will be equal to the benefit base on the Encore-Single effective date multiplied by the annual income percentage (described below) based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) as of the Encore-Single effective date.
On each reset date the GAI will be reset to the greater of (a) or (b) where:
(a)	is the GAI immediately prior to the reset date, and
(b)	is equal to (1) multiplied by (2) where:
(1)	is the benefit base on the reset date, and
(2)	is the annual income percentage based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) as of the reset date.
The reset dates are the one year anniversary of the Encore-Single effective date and each subsequent one year anniversary. Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. See Appendix J for examples of how the GAI is calculated.
The Annual Income Percentage
The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest Owner on the rider effective date, date of the Purchase Payment or reset date. If the Owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest Annuitant.
Age	Annual Income Percentage
through age 64	4.0%
65 – 79	5.0%
80+	6.0%

See Appendix J for examples of how the annual income percentage is used to determine the GAI.

GAI Adjustment for Subsequent Purchase Payments
This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent Purchase Payments. The GAI will also be increased by the amount of the subsequent Purchase Payment multiplied by the applicable annual income percentage shown above based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) as of the date the Purchase Payment is credited to the contract. We may limit subsequent Purchase Payments after the first Contract Year following the Encore-Single effective date to a cumulative total of $25,000, without our prior consent. See Appendix J for examples of how the GAI is adjusted for subsequent Purchase Payments.
Withdrawals
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.
•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider will terminate.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.
•	Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.
•	Any provision in your annuity requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, withdrawals will be deducted from the Sub-Accounts of the Variable Annuity Account on a pro rata basis relative to the Contract Value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable Sub-Account in any proportion.
Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the withdrawal,
(b)	is the amount of the withdrawal, and
(c)	is the Contract Value immediately prior to the withdrawal.
The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and

(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.
Adjustment for Withdrawals After the Benefit Date
Each Contract Year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:
The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the excess portion of the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the GAI prior to the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
See Appendix J for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.
For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.
Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.
Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the

Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.
Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:
a)	100% allocation to an allowable Focused Portfolio Strategy;
b)	100% allocation among allowable sub accounts; or
c)	100% allocation to the CustomChoice Allocation Option
a) Current allowable Focused Portfolio Strategies include: Income Portfolio, Income, and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled “Focused Portfolio Strategies or Models” in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.
b) Current allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as “allowable Sub-Accounts.” The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio
• Goldman Sachs VIT Global Trends Allocation Fund
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
• PIMCO VIT Global Diversified Allocation Portfolio
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS® ETF Managed Risk Portfolios is a Fund of Funds. Each Portfolio invests in underlying exchange traded funds, also called “ETFs”. The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account’s prospectus which is part of the underlying Funds prospectus.
c) The CustomChoice Allocation Option: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract’.
The allowable Focused Portfolio Strategies, allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an Allocation Plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with Encore-Single.
Automatic Payment Phase
If the Contract Value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.
We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any Owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any Owner, this rider terminates and no further benefits are payable unless the benefit base is greater than zero. If the benefit base is greater than zero at the time of death, payments will continue until the benefit base is reduced to zero. These remaining payments, if any, will be made to your beneficiaries.
At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the ‘Interest Rate Swap’ rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.

Annuity Payments under Encore-Single
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.
If Annuity Payments are required to begin, the Encore-Single rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Owner or any Joint Owner. Annuity payments are required to begin on the Maturity Date. Please see the section entitled “Electing the Retirement Date and Annuity Option” for further details on the Maturity Date and the required beginning of Annuity Payments.
Effect of Payment of Death Benefit
If you die while the Contract Value is greater than zero and before the benefit base is reduced to zero, the beneficiary may elect to receive the death benefit under the contract and this rider will terminate. Alternatively, the beneficiary may be able to elect to continue this rider by taking withdrawals of the current GAI at least annually until the benefit base is reduced to zero. If you die while the Contract Value is greater than zero and the benefit base is zero, the beneficiary is entitled to the death benefit under the contract and this rider will terminate. No additional Purchase Payments may be made and no additional increases to the GAI or benefit base will occur. If the beneficiary elects to continue the Encore-Single rider, the charges for this rider will continue to apply. If your designated beneficiary is not your surviving spouse and withdrawals of the GAI extend beyond the beneficiary’s life expectancy, this rider will terminate and the beneficiary will be required to take the death benefit under the contract to comply with Internal Revenue Code sections 72(s) or 401(a)(9), as applicable. We may recover from you or your estate any payments made after the death of the Owner or any Joint Owner which we were not obligated to make by the terms of your contract and this rider.
Rider Termination
You may elect to cancel this benefit on any Contract Anniversary beginning seven Contract Years after the Encore-Single effective date. You must provide a written request to cancel within 30 days prior to the applicable Contract Anniversary.
The rider will automatically terminate at the earliest of:
(a)	termination or surrender of the contract (Note - a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or
(b)	any change of Owner or Joint Owner after the Encore-Single effective date, or in the case of a non-natural Owner, any change of Annuitant or Joint Annuitant after the Encore-Single effective date; or
(c)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(d)	the date any death benefits are paid either as a lump sum or an adjustment to the Contract Value under the terms of the contract; or
(e)	the date the benefit base is reduced to zero following the death of an Owner.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.
Encore Lifetime Income-Joint (Encore-Joint) Option
Effective October 4, 2013, this option is no longer available.
Encore-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Encore-Single, however, this rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two “Designated Lives” regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero or in the form of Annuity Payments if the Contract Value is zero. See Appendix J for examples of how this rider works.
Encore-Joint does not guarantee investment gains or a minimum Contract Value. Because the GAI is paid in the form of a withdrawal until your Contract Value reaches zero, our obligation to pay you more than your Contract Value will only arise if your entire Contract Value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:
•	Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.
•	Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts or any other contract feature impacted by a withdrawal.
•	If available, you may elect this rider at the time the contract is issued or within 30 days prior to any Contract Anniversary as long as this benefit is available for purchase by new customers. The rider will be effective on either the rider issue date, if elected at the time the contract is issued, or the Contract Anniversary immediately following election, also known as the Encore-Joint effective date.
•	If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.
•	Beginning 7 years after the Encore-Joint effective date, you may elect to terminate this rider by sending us written notice within 30 days prior to any Contract Anniversary. Termination will be effective on the Contract Anniversary date immediately following the date you provide notice of termination.
•	The oldest Designated Life (as defined below) must be under age 81 at the time the rider becomes effective.
•	Your entire Contract Value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.
•	You may not elect this rider if you have selected the Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.
•	After the first Contract Year following the Encore-Joint effective date, subsequent Purchase Payments are limited to a total of $25,000 in the aggregate, without our prior consent.

•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.
•	This rider may not be available under certain employer-sponsored qualified plans.
Designated Life, Joint Designated Life and Designated Lives
The “Designated Life” is the Owner of the contract, or the Annuitant in the case of a non-natural Owner, unless otherwise agreed to by us. The “Joint Designated Life” is either the Joint Owner, Joint Annuitant if a non-natural Owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to “Designated Lives” will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Encore-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Encore-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
The Benefit
In each Contract Year, beginning at the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both designated lives. If you take withdrawals in a single Contract Year in excess of the GAI it may result in a reduced GAI, as described below. The amount received will be in the form of a withdrawal of Contract Value, if available, or in the form of Annuity Payments. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix J.
The Benefit Date
The benefit date is the later of the Contract Anniversary following the 59th birthday of the youngest Designated Life, or the Encore-Joint effective date. The Encore-Joint effective date is the rider issue date, if the rider is elected at issue, or the Contract Anniversary immediately following election.
Calculating the Benefit Base
Initial Benefit Base
The initial benefit base will be set to the initial Purchase Payment if this rider is added when your contract is issued. If it is added on a subsequent Contract Anniversary, the initial benefit base will be equal to the Contract Value on the Encore-Joint effective date. Subsequent Purchase Payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below. The benefit base is subject to a maximum of $5,000,000.
Benefit Base Reset
On each reset date the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. The reset dates are the one year anniversary of the Encore-Joint effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Encore-Joint exceeds your current rider charge and the benefit base increases, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.
You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.
Benefit Base Enhancement
On each Contract Anniversary prior to the first withdrawal, for a period up to 10 years following the Encore-Joint effective date, we will take the benefit base from the prior Contract Anniversary, plus any Purchase Payments made during the Contract Year, and increase that amount by 5%. If the resulting amount is greater than the current benefit base it will become the new benefit base. Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased rider charge if the benefit base is greater than the Contract Value as a result of the enhancement.
Calculating the GAI
The initial GAI will be equal to the benefit base on the Encore-Joint effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the Encore-Joint effective date.
On each reset date the GAI will be reset to the greater of (a) or (b) where:
(a)	is the GAI immediately prior to the reset date, and
(b)	is equal to (1) multiplied by (2) where:
(1)	is the benefit base on the reset date, and
(2)	is the annual income percentage based on the age of the youngest Designated Life as of the reset date.
The reset dates are the one year anniversary of the Encore-Joint effective date and each subsequent one year anniversary. Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. See Appendix J for examples of how the GAI is calculated.
The Annual Income Percentage
The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the Encore – Joint effective date, date of the Purchase Payment or reset date.
Age	Annual Income Percentage
through age 64	4.0%
65-79	5.0%
80+	6.0%

See Appendix J for examples of how the annual income percentage is used to determine the GAI.
Adjustment for Subsequent Purchase Payments
This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent Purchase Payments. The GAI will also be increased by the amount of the subsequent Purchase Payment multiplied by the annual income percentage shown above based on the age of the youngest Designated Life as of the date the Purchase Payment is credited to the contract. We may limit subsequent Purchase Payments after the first Contract Year following the Encore-Joint effective date to $25,000, without our prior consent. See Appendix J for examples of how the GAI is adjusted for subsequent Purchase Payments.
Withdrawals
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.
•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider will terminate.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.
•	Please remember that withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts or any other contract features impacted by a withdrawal and may have tax consequences.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.
•	Any provision in your annuity requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, withdrawals will be deducted from the Sub-Accounts of the Variable Annuity Account on a pro rata basis relative to the Contract Value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable Sub-Account in any proportion.
Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the withdrawal,
(b)	is the amount of the withdrawal, and
(c)	is the Contract Value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and
(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.
Adjustment for Withdrawals After the Benefit Date
Each Contract Year after the benefit bate you may withdraw an amount less than or equal to the GAI or, if this contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:
The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the excess portion of the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the GAI prior to the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
See Appendix J for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.
For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.
Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.
Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:
a)	100% allocation to an allowable Focused Portfolio Strategy;
b)	100% allocation among allowable sub accounts; or
c)	100% allocation to the CustomChoice Allocation Option
a) Current allowable Focused Portfolio Strategies include: Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled “Focused Portfolio Strategies or Models” in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.
b) Current allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as “allowable Sub-Accounts.” The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio
• Goldman Sachs VIT Global Trends Allocation Fund
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
• PIMCO VIT Global Diversified Allocation Portfolio
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS® ETF Managed Risk Portfolios is a Fund of Funds. Each Portfolio invests in underlying exchange traded funds, also called “ETFs”. The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account’s prospectus which is part of the underlying Funds prospectus.

c) The CustomChoice Allocation Option: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract’.
The allowable Focused Portfolio Strategies, allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not insure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with Encore-Joint.
Automatic Payment Phase
If the Contract Value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.
We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable unless the benefit base is greater than zero. If the benefit base is greater than zero at the time of death, payments will continue until the benefit base is reduced to zero. These remaining payments, if any, will be made to your beneficiaries.

At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the ‘Interest Rate Swap’ rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.
Annuity Payments under Encore-Joint
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.
If Annuity Payments are required to begin, the Encore-Joint rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Please see the section entitled “Electing the Retirement Date and Annuity Option” for further details on the Maturity Date and the required beginning of Annuity Payments.
Effect of Payment of Death Benefit
If you and the Joint Designated Life die while the Contract Value is greater than zero and before the benefit base is reduced to zero, the beneficiary may elect to receive the death benefit under the contract and this rider will terminate. Alternatively, the beneficiary may be able to elect to continue this rider by taking withdrawals of the current GAI at least annually until the benefit base is reduced to zero. If you and the Joint Designated Life die while the Contract Value is greater than zero and the benefit base is zero, the beneficiary is entitled to the death benefit under the contract and this rider will terminate. No additional Purchase Payments may be made and no additional increases to the GAI or benefit base will occur. If the beneficiary elects to continue the Encore-Joint rider, the charges for this rider will continue to apply. If your designated beneficiary is not your surviving spouse and withdrawals of the GAI extend beyond the beneficiary’s life expectancy, this rider will terminate and the beneficiary will be required to take the death benefit under the contract to comply with Internal Revenue Code sections 72(s) or 401(a)(9), as applicable. We may recover from you or your estate any payments made after the death of both Designated Lives.
Spousal Continuation
If the Owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date.
Rider Termination
You may elect to cancel this benefit on any Contract Anniversary beginning seven Contract Years after the Encore-Joint effective date. You must provide a written request to cancel within 30 days prior to the applicable Contract Anniversary.

The rider will automatically terminate at the earliest of:
(a)	termination or surrender of the contract (Note - a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or
(b)	any change of the Designated Lives after the Encore-Joint effective date; or
(c)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(d)	the date any death benefits are paid either as a lump sum or an adjustment to the Contract Value under the terms of the contract; or
(e)	the date the benefit base is reduced to zero following the death of both Designated Lives.
Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.
Ovation Lifetime Income II-Single (Ovation II-Single) Option
Effective October 4, 2013, this option is no longer available.
Ovation II-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the Owner’s life, regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero or pursuant to the automatic payment phase if the Contract Value is zero. See Appendix L for examples of how this rider works.
Ovation II-Single does not guarantee investment gains or a minimum Contract Value. Because the GAI is paid in the form of a withdrawal until your Contract Value reaches zero, our obligation to pay you more than your Contract Value will only arise if your entire Contract Value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:
•	Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.
•	The maximum benefit base under this rider is $5,000,000. If you make large Purchase Payments, you may not realize the full benefit of the increases in benefit base provided by this rider.
•	Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts or any other contract feature impacted by a withdrawal.
•	You may only elect this rider at the time the contract is issued. The rider will be effective on the rider issue date, also known as the rider effective date.
•	If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.
•	If you take any withdrawals from the contract prior to the 10th Contract Anniversary following the rider effective date, or prior to the Contract Anniversary on or following the 70th birthday of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.
•	Once you elect this option you may not cancel it.
•	The oldest Owner (or Annuitant if a non-natural Owner) must be age 80 or younger at the time the rider becomes effective.
•	Your entire Contract Value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.
•	You may not elect this rider if you have selected the Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.
•	After the first Contract Year following the rider effective date, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent.
•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.
The Benefit
This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the Owner’s death (or in the case of Joint Owner’s, until the first death). The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix L.
The Benefit Date
The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner) or the rider effective date. The rider effective date is the rider issue date.
Calculating the Benefit Base
Benefit Base Maximum
The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.
Initial Benefit Base
The initial benefit base will be set to the initial Purchase Payment. Subsequent Purchase Payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

Benefit Base Reset
On each reset date the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation II-Single exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.
You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.
Benefit Base Enhancement
On each Contract Anniversary, for the first 10 years following the rider effective date, after each Contract Year in which there have been no withdrawals, we will take the benefit base from the prior Contract Anniversary, plus any Purchase Payments made during the Contract Year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. If you take a withdrawal during the first 10 Contract Years following the rider effective date, you will not receive the benefit base enhancement for any Contract Year in which you took a withdrawal. The 10-year period for which you are eligible for a benefit base enhancement will not be extended for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement. Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the enhancement.
200% Benefit Base Guarantee
On the later of the 10th Contract Anniversary following the rider effective date, or the Contract Anniversary on or following the 70th birthday of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner), if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:
(a)	is 200% of the initial benefit base,
(b)	is 200% of all subsequent Purchase Payments made in the one year following the rider effective date, and
(c)	is 100% of all subsequent Purchase Payments made after the first Contract Anniversary following the rider effective date.
If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. The benefit base after adjustment remains subject to the benefit base maximum of $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. If you take a withdrawal on or before the date your benefit base is eligible for the 200% benefit base guarantee, the 200% benefit base guarantee terminates without value. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the adjustment. See Appendix L for examples of how the benefit base adjustment is calculated.
Calculating the GAI
The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) as of the rider effective date.
On each reset date the GAI will be reset to the greater of (a) or (b) where:
(a)	is the GAI immediately prior to the reset date, and
(b)	is equal to (1) multiplied by (2) where:
(1)	is the benefit base on the reset date, after all applicable benefit base adjustments described above, and
(2)	is the annual income percentage based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) as of the reset date.
The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. See Appendix L for examples of how the GAI is calculated.
The Annual Income Percentage
The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest Owner on the rider effective date, date of the Purchase Payment or reset date. If the Owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest Annuitant.
Age	Annual Income Percentage
through age 64	4.5%
65 – 74	5.0%
75 – 79	5.5%
80+	6.5%

See Appendix L for examples of how the annual income percentage is used to determine the GAI.
GAI Adjustment for Subsequent Purchase Payments
This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent Purchase Payments. The GAI will also be increased by the amount of the subsequent Purchase Payment multiplied by the applicable annual income percentage shown above, based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) as of the date the subsequent Purchase Payment is credited to the contract, subject to the maximum GAI immediately following a subsequent Purchase Payment described below.
The GAI immediately following a subsequent Purchase Payment is subject to a maximum of (a) multiplied by (b) where:
(a)	is the benefit base maximum of $5,000,000, and
(b)	is the annual income percentage based on the applicable age as of the date the subsequent Purchase Payment is credited to the contract.
We may limit subsequent Purchase Payments after the first Contract Year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix L for examples of how the GAI is adjusted for subsequent Purchase Payments.
Withdrawals
You should consider the following before taking a withdrawal under this contract or rider:
•	Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Credit Enhancement Recapture or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.
•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.
•	A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.
•	Any provision in your annuity requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account on a pro rata basis relative to the Contract Value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable Sub-Account in any proportion.

Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the withdrawal,
(b)	is the amount of the withdrawal, and
(c)	is the Contract Value immediately prior to the withdrawal.
The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and
(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.
Adjustment for Withdrawals Taken After the Benefit Date
Each Contract Year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:
The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the excess portion of the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the GAI prior to the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
See Appendix L for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.
For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.

Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.
Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.
Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:
a)	100% allocation to an allowable Focused Portfolio Strategy;
b)	100% allocation among allowable Sub-Accounts; or
c)	100% allocation to the CustomChoice Allocation Option
a) Current allowable Focused Portfolio Strategies include: Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled “Focused Portfolio Strategies or Models” in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.
b) Current allowable Sub-Accounts: When you elect the Ovation II rider, only certain Sub-Accounts are available to you for allocation of your funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as “allowable Sub-Accounts.” The allowable Sub-Accounts currently include:

• AB Dynamic Asset Allocation Portfolio
• Goldman Sachs VIT Global Trends Allocation Fund
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
• PIMCO VIT Global Diversified Allocation Portfolio
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS® ETF Managed Risk Portfolios is a Fund of Funds. Each Portfolio invests in underlying exchange traded funds, also called “ETFs”. The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account’s prospectus which is part of the underlying Funds prospectus.
c) The CustomChoice Allocation Option: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’
The allowable Focused Portfolio Strategies, allowable Sub-Accounts, and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with Ovation II-Single.

Automatic Payment Phase
If the Contract Value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.
We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any Owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any Owner, this rider terminates and no further benefits are payable under this rider.
Annuity Payments under Ovation II-Single
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.
If Annuity Payments are required to begin, the Ovation II-Single rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Owner or any Joint Owner. Annuity payments are required to begin on the Maturity Date. Please see the section entitled ‘Electing the Retirement Date and Annuity Option’ for further details on the Maturity Date and the required beginning of Annuity Payments.
Rider Termination
Once you elect the Ovation II-Single rider, you may not elect to cancel it.
The rider will automatically terminate at the earliest of:
(a)	termination or surrender of the contract (Note—a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or
(b)	any change of Owner or Joint Owner after the rider effective date, or in the case of a non-natural Owner, any change of Annuitant or Joint Annuitant after the rider effective date; or
(c)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(d)	the death of the Owner or Joint Owner, or in the case of a non-natural Owner, the death of the Annuitant or Joint Annuitant.

Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.
Ovation Lifetime Income II-Joint (Ovation II-Joint) Option
Effective October 4, 2013, this option is no longer available.
Ovation II-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation II-Single, however, this rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two “Designated Lives” regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero or pursuant to the automatic payment phase if the Contract Value is zero. See Appendix L for examples of how the benefit base and GAI are calculated.
Ovation II-Joint does not guarantee investment gains or a minimum Contract Value. Because the GAI is paid in the form of a withdrawal until your Contract Value reaches zero, our obligation to pay you more than your Contract Value will only arise if your entire Contract Value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:
•	Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.
•	The maximum benefit base under this rider is $5,000,000. If you make large Purchase Payments, you may not realize the full benefit of the increases in benefit base provided by this rider.
•	Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts or any other contract feature impacted by a withdrawal.
•	You may only elect this rider at the time the contract is issued. The rider will be effective on the rider issue date, also known as the rider effective date.
•	If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.
•	If you take any withdrawals from the contract prior to the 10th Contract Anniversary following the rider effective date, or prior to the Contract Anniversary on or following the 70th birthday of the youngest Designated Life (as defined below), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.
•	Once you elect this option you may not cancel it.
•	The oldest Designated Life must be age 80 or younger at the time the rider becomes effective.
•	Your entire Contract Value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.
•	You may not elect this rider if you have selected the Premier II Death Benefit, Premier Death Benefit, Estate Enhancement Benefit II, Estate Enhancement Benefit or in combination with any other living benefit.
•	After the first Contract Year following the rider effective date, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent.

•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.
•	This rider may not be available under certain employer-sponsored qualified plans.
Designated Life, Joint Designated Life and Designated Lives
The “Designated Life” is the Owner of the contract, or the Annuitant in the case of a non-natural Owner, unless otherwise agreed to by us. The “Joint Designated Life” is either the Joint Owner, Joint Annuitant if a non-natural Owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to “Designated Lives” will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Ovation II-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Ovation II-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
The Benefit
This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how the benefit base and GAI are calculated are included in Appendix L.
The Benefit Date
The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the youngest Designated Life, or the rider effective date. The rider effective date is the rider issue date.
Calculating the Benefit Base
Benefit Base Maximum
The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.
Initial Benefit Base
The initial benefit base will be set to the initial Purchase Payment. Subsequent Purchase Payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.
Benefit Base Reset
On each reset date the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation II-Joint exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.
You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases.
Benefit Base Enhancement
On each Contract Anniversary, for the first 10 years following the rider effective date, after each Contract Year in which there have been no withdrawals, we will take the benefit base from the prior Contract Anniversary, plus any Purchase Payments made during the Contract Year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. If you take a withdrawal during the first 10 Contract Years following the rider effective date, you will not receive the benefit base enhancement for any Contract Year in which you took a withdrawal. The 10-year period for which you are eligible for a benefit base enhancement will not be extended for years in which you take a withdrawal and are no longer eligible for the benefit base enhancement. Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the enhancement.
200% Benefit Base Guarantee
On the later of the 10th Contract Anniversary following the rider effective date, or the Contract Anniversary on or following the 70th birthday of the youngest Designated Life, if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:
(a)	is 200% of the initial benefit base,
(b)	is 200% of all subsequent Purchase Payments made in the one year following the rider effective date, and
(c)	is 100% of all subsequent Purchase Payments made after the first Contract Anniversary following the rider effective date.
If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. The benefit base after adjustment remains subject to the benefit base maximum of $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. If you take a withdrawal on or before the date your benefit base is eligible for the 200% benefit base guarantee, the 200% benefit base guarantee terminates without value. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or Contract

Value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the adjustment. See Appendix L for examples of how the benefit base adjustment is calculated.
Calculating the GAI
The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the rider effective date.
On each reset date the GAI will be reset to the greater of (a) or (b) where:
(a)	is the GAI immediately prior to the reset date, and
(b)	is equal to (1) multiplied by (2) where:
(1)	is the benefit base on the reset date, after all applicable benefit base adjustments described above, and
(2)	is the annual income percentage based on the age of the youngest Designated Life as of the reset date.
The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. See Appendix L for examples of how the GAI is calculated.
The Annual Income Percentage
The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the rider effective date, date of the Purchase Payment or reset date.
Age	Annual Income Percentage
through age 64	4.0%
65 – 74	4.5%
75 – 79	5.0%
80+	6.0%

See Appendix L for examples of how the annual income percentage is used to determine the GAI.
GAI Adjustment for Subsequent Purchase Payments
This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent Purchase Payments. The GAI will also be increased by the amount of the subsequent Purchase Payment multiplied by the applicable annual income percentage shown above, based on the age of the youngest Designated Life as of the date the subsequent Purchase Payment is credited to the contract, subject to the maximum GAI immediately following a subsequent Purchase Payment described below.
The GAI immediately following a subsequent Purchase Payment is subject to a maximum of (a) multiplied by (b) where:
(a)	is the benefit base maximum of $5,000,000, and

(b)	is the annual income percentage based on the applicable age as of the date the subsequent Purchase Payment is credited to the contract.
We may limit subsequent Purchase Payments after the first Contract Year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix L for examples of how the GAI is adjusted for subsequent Purchase Payments.
Withdrawals
You should consider the following before taking a withdrawal under this contract or rider:
•	Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Credit Enhancement Recapture or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.
•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.
•	A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.
•	Any provision in your annuity requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account on a pro rata basis relative to the Contract Value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable Sub-Account in any proportion.
Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the withdrawal,
(b)	is the amount of the withdrawal, and
(c)	is the Contract Value immediately prior to the withdrawal.

The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and
(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.
Adjustment for Withdrawals Taken After the Benefit Date
Each Contract Year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:
The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the excess portion of the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the GAI prior to the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
See Appendix L for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.
For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.
Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.
Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:
a)	100% allocation to an allowable Focused Portfolio Strategy;
b)	100% allocation among allowable Sub-Accounts; or
c)	100% allocation to the CustomChoice Allocation Option
a) Current allowable Focused Portfolio Strategies include: Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled “Focused Portfolio Strategies or Models” in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.
b) Current allowable Sub-Accounts: When you elect the Ovation II rider, only certain Sub-Accounts are available to you for allocation of your funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as “allowable Sub-Accounts.” The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio
• Goldman Sachs VIT Global Trends Allocation Fund
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
• PIMCO VIT Global Diversified Allocation Portfolio
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS® ETF Managed Risk Portfolios is a Fund of Funds. Each Portfolio invests in underlying exchange traded funds, also called “ETFs”. The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account’s prospectus which is part of the underlying Funds prospectus.

c) The CustomChoice Allocation Option: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’
The allowable Focused Portfolio Strategies, allowable Sub-Accounts, and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with Ovation II-Joint.
Automatic Payment Phase
If the Contract Value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.
We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable under this rider.

Annuity Payments under Ovation II-Joint
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.
If Annuity Payments are required to begin, the Ovation II-Joint rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Annuity payments are required to begin on the Maturity Date. Please see the section entitled ‘Electing the Retirement Date and Annuity Option’ for further details on the Maturity Date and the required beginning of Annuity Payments.
Spousal Continuation
If the Owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the Ovation II-Joint rider charge.
Rider Termination
Once you elect the Ovation II-Joint rider, you may not elect to cancel it.
The rider will automatically terminate at the earliest of:
(a)	termination or surrender of the contract (Note—a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or
(b)	any change to a Designated Life after the rider effective date; or
(c)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(d)	the date any death benefits are paid as a lump sum under the terms of the contract; or
(e)	the death of both Designated Lives.
Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.
Ovation Lifetime Income-Single (Ovation-Single) Option
Effective May 15, 2012, this option is no longer available.
Ovation-Single is a guaranteed lifetime withdrawal benefit. This optional rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the Owner’s life, regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero or pursuant to the automatic payment phase if the Contract Value is zero. See Appendix K for examples of how this rider works.
Ovation-Single does not guarantee investment gains or a minimum Contract Value. Because the GAI is paid in the form of a withdrawal until your Contract Value reaches zero, our obligation to pay you more than your Contract Value will only arise if your entire Contract Value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:
•	Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.
•	The maximum benefit base under this rider is $5,000,000. If you make large Purchase Payments, you may not realize the full benefit of the increases in benefit base provided by this rider.
•	Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts or any other contract feature impacted by a withdrawal.
•	You may only elect this rider at the time the contract is issued. The rider will be effective on the rider issue date, also known as the rider effective date.
•	If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.
•	If you take any withdrawals from the contract prior to the 10th Contract Anniversary following the rider effective date, or prior to the Contract Anniversary on or following the 70th birthday of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.
•	Once you elect this option you may not cancel it.
•	The oldest Owner (or Annuitant if a non-natural Owner) must be age 80 or younger at the time the rider becomes effective.
•	Your entire Contract Value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.
•	You may not elect this rider if you have selected the Premier Death Benefit, Estate Enhancement Benefit or in combination with any other living benefit.
•	After the first Contract Year following the rider effective date, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent.
•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.
The Benefit
This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the Owner’s death (or in the case of Joint Owner’s, until the first death). The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix K.
The Benefit Date
The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner) or the rider effective date. The rider effective date is the rider issue date.
Calculating the Benefit Base
Benefit Base Maximum
The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.
Initial Benefit Base
The initial benefit base will be set to the initial Purchase Payment. Subsequent Purchase Payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.
Benefit Base Reset
On each reset date the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation-Single exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.
You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.
Benefit Base Enhancement
On each Contract Anniversary prior to the first withdrawal, for a period up to 10 years following the rider effective date, we will take the benefit base from the prior Contract Anniversary, plus any Purchase Payments made during the Contract Year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the enhancement.
200% Benefit Base Guarantee
On the later of the 10th Contract Anniversary following the rider effective date, or the Contract Anniversary on or following the 70th birthday of the oldest Owner (or the oldest Annuitant in the case of a non-natural Owner), if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:
(a)	is 200% of the initial benefit base,
(b)	is 200% of all subsequent Purchase Payments made in the one year following the rider effective date, and
(c)	is 100% of all subsequent Purchase Payments made after the first Contract Anniversary following the rider effective date.
If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. The benefit base after adjustment remains subject to the benefit base maximum of $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. If you take a withdrawal on or before the date your benefit base is eligible for the 200% benefit base guarantee, the 200% benefit base guarantee terminates without value. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the adjustment. See Appendix K for examples of how the benefit base adjustment is calculated.
Calculating the GAI
The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) as of the rider effective date.
On each reset date the GAI will be reset to the greater of (a) or (b) where:
(a)	is the GAI immediately prior to the reset date, and
(b)	is equal to (1) multiplied by (2) where:
(1)	is the benefit base on the reset date, after all applicable benefit base adjustments described above, and
(2)	is the annual income percentage based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) as of the reset date.
The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. See Appendix K for examples of how the GAI is calculated.

The Annual Income Percentage
The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the oldest Owner on the rider effective date, date of the Purchase Payment or reset date. If the Owner of this contract is other than a natural person, such as a trust or other similar entity, the annual income percentage is determined based on the age of the oldest Annuitant.
Age	Annual Income Percentage
through age 64	4.5%
65 – 74	5.0%
75 – 79	5.5%
80+	6.5%

See Appendix K for examples of how the annual income percentage is used to determine the GAI.
GAI Adjustment for Subsequent Purchase Payments
This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent Purchase Payments. The GAI will also be increased by the amount of the subsequent Purchase Payment multiplied by the applicable annual income percentage shown above, based on the age of the oldest Owner (or Annuitant in the case of a non-natural Owner) as of the date the subsequent Purchase Payment is credited to the contract, subject to the maximum GAI immediately following a subsequent Purchase Payment described below.
The GAI immediately following a subsequent Purchase Payment is subject to a maximum of (a) multiplied by (b) where:
(a)	is the benefit base maximum of $5,000,000, and
(b)	is the annual income percentage based on the applicable age as of the date the subsequent Purchase Payment is credited to the contract.
We may limit subsequent Purchase Payments after the first Contract Year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix K for examples of how the GAI is adjusted for subsequent Purchase Payments.
Withdrawals
You should consider the following before taking a withdrawal under this contract or rider:
•	Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Credit Enhancement Recapture or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.
•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.

•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.
•	A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.
•	Any provision in your annuity requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account on a pro rata basis relative to the Contract Value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable Sub-Account in any proportion.
Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the withdrawal,
(b)	is the amount of the withdrawal, and
(c)	is the Contract Value immediately prior to the withdrawal.
The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and
(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.
Adjustment for Withdrawals Taken After the Benefit Date
Each Contract Year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:
The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the excess portion of the withdrawal,
(b)	is the amount of the excess withdrawal, and

(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the GAI prior to the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
See Appendix K for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.
For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.
Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.
Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.
Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:
a)	100% allocation to an allowable Focused Portfolio Strategy;
b)	100% allocation among allowable sub accounts; or
c)	100% allocation to the CustomChoice Allocation Option

a) Current allowable Focused Portfolio Strategies include: Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled “Focused Portfolio Strategies or Models” in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.
b) Current allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as “allowable Sub-Accounts.” The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio
• Goldman Sachs VIT Global Trends Allocation Fund
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
• PIMCO VIT Global Diversified Allocation Portfolio
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS® ETF Managed Risk Portfolios is a Fund of Funds. Each Portfolio invests in underlying exchange traded funds, also called “ETFs”. The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account’s prospectus which is part of the underlying Funds prospectus.
c) The CustomChoice Allocation Option: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’
The allowable Focused Portfolio Strategies, allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with Ovation-Single.
Automatic Payment Phase
If the Contract Value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.
We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of any Owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of any Owner, this rider terminates and no further benefits are payable under this rider.
Annuity Payments under Ovation-Single
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.
If Annuity Payments are required to begin, the Ovation-Single rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of the Owner or any Joint Owner. Annuity payments are required to begin on the Maturity Date. Please see the section entitled ‘Electing the Retirement Date and Annuity Option’ for further details on the Maturity Date and the required beginning of Annuity Payments.
Rider Termination
Once you elect the Ovation-Single rider, you may not elect to cancel it.
The rider will automatically terminate at the earliest of:
(a)	termination or surrender of the contract (Note — a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or

(b)	any change of Owner or Joint Owner after the rider effective date, or in the case of a non-natural Owner, any change of Annuitant or Joint Annuitant after the rider effective date; or
(c)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(d)	the death of the Owner or Joint Owner, or in the case of a non-natural Owner, the death of the Annuitant or Joint Annuitant.
Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.
Ovation Lifetime Income-Joint (Ovation-Joint) Option
Effective May 15, 2012, this option is no longer available.
Ovation-Joint is also a guaranteed lifetime withdrawal benefit. Unlike Ovation-Single, however, this rider is designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount (Guaranteed Annual Income (GAI), described below) beginning on the benefit date and continuing over the lifetime of two “Designated Lives” regardless of underlying Sub-Account performance. The amount received will be in the form of a withdrawal of Contract Value if the Contract Value is greater than zero or pursuant to the automatic payment phase if the Contract Value is zero. See Appendix K for examples of how this rider works.
Ovation-Joint does not guarantee investment gains or a minimum Contract Value. Because the GAI is paid in the form of a withdrawal until your Contract Value reaches zero, our obligation to pay you more than your Contract Value will only arise if your entire Contract Value has been exhausted. You can take withdrawals from your contract without electing this option. You should also consider the following:
•	Election of this rider may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from the contract, then this rider is generally not appropriate for you.
•	The maximum benefit base under this rider is $5,000,000. If you make large Purchase Payments, you may not realize the full benefit of the increases in benefit base provided by this rider.
•	Withdrawals under this rider are treated like any other contract withdrawal for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts or any other contract feature impacted by a withdrawal.
•	You may only elect this rider at the time the contract is issued. The rider will be effective on the rider issue date, also known as the rider effective date.
•	If you take withdrawals prior to the benefit date (described below) or in excess of the GAI (described below), you will reduce the benefit you receive and may prematurely terminate the contract and the rider.
•	If you take any withdrawals from the contract prior to the 10th Contract Anniversary following the rider effective date, or prior to the Contract Anniversary on or following the 70th birthday of the youngest Designated Life (as defined below), whichever is later, you will not be eligible for the 200% benefit base guarantee and will reduce the benefit available with this rider.
•	Once you elect this option you may not cancel it.
•	The oldest Designated Life must be age 80 or younger at the time the rider becomes effective.

•	Your entire Contract Value must be allocated to an allocation plan approved by us for use with this rider while this rider is in effect.
•	You may not elect this rider if you have selected the Premier Death Benefit, Estate Enhancement Benefit or in combination with any other living benefit.
•	After the first Contract Year following the rider effective date, subsequent Purchase Payments are limited to a cumulative total of $25,000, without our prior consent.
•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account. These terms refer to contracts which, pursuant to current federal tax laws, may be continued by a decedent’s named beneficiary.
•	This rider may not be available under certain employer-sponsored qualified plans.
Designated Life, Joint Designated Life and Designated Lives
The “Designated Life” is the Owner of the contract, or the Annuitant in the case of a non-natural Owner, unless otherwise agreed to by us. The “Joint Designated Life” is either the Joint Owner, Joint Annuitant if a non-natural Owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse (as defined by federal law) of the Designated Life. All references to “Designated Lives” will mean both the Designated Life and Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the Ovation-Joint option. The Designated and Joint Designated Life will be shown on your contract rider. The Ovation-Joint rider is not beneficial to the Joint Designated Life unless he or she is recognized as a spouse under federal law. Consult your tax advisor prior to purchasing this rider if you have questions about your spouse’s status under federal law.
The Benefit
This rider guarantees that in each Contract Year, beginning on the benefit date (described below), you may elect to receive an amount up to the Guaranteed Annual Income (GAI) until the death of both Designated Lives. The amount received will be in the form of a withdrawal of Contract Value if available, or pursuant to the automatic payment phase. If you take withdrawals in a single Contract Year in excess of the GAI it may result in a reduced GAI, as described below, and negatively impact your benefit. The method used to calculate the GAI is described below. Several examples to help show how this rider works are included in Appendix K.
The Benefit Date
The benefit date is the date on which you may begin to receive the GAI. The benefit date is the later of the Contract Anniversary following the 59th birthday of the youngest Designated Life, or the rider effective date. The rider effective date is the rider issue date.
Calculating the Benefit Base
Benefit Base Maximum
The benefit base is subject to a maximum of $5,000,000. This applies to the initial benefit base, as well as increases due to the benefit base reset, benefit base enhancement, or the 200% benefit base guarantee.
Initial Benefit Base
The initial benefit base will be set to the initial Purchase Payment. Subsequent Purchase Payments will increase the benefit base and subsequent withdrawals will decrease the benefit base as described below.

Benefit Base Reset
On each reset date the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. On each reset date, if the rider charge applicable to new customers purchasing Ovation-Joint exceeds your current rider charge and the benefit base increases to the Contract Value, we reserve the right to increase the charge for your rider. The rider charge following the increase will not exceed the current rider charge for new issues which may equal the maximum annual rider charge. If we are no longer issuing this rider, we reserve the right to increase the rider charge to an amount that will not exceed the maximum annual rider charge. The increase will take effect on the date of the next benefit base reset following the date we increase the rider charge. See the section of this Prospectus entitled ‘Contract Charges and Fees’ for additional details on the charges for this rider.
You may elect to decline the rider charge increase. Declining the rider charge increase will result in no increase to the benefit base. You will be notified in writing a minimum of 30 days prior to the reset date that you may decline the rider charge increase. If you elect to decline the rider charge increase, you must provide a written request to us no less than seven calendar days prior to the reset date. Once you notify us of your decision to decline the rider charge increase, you will no longer be eligible for future benefit base increases until you provide a written request that you wish to reinstate benefit base increases. Any reinstatement request will take effect at the next reset date and your contract will be subject to current charges, not to exceed the maximum annual rider charge.
Benefit Base Enhancement
On each Contract Anniversary prior to the first withdrawal, for a period up to 10 years following the rider effective date, we will take the benefit base from the prior Contract Anniversary, plus any Purchase Payments made during the Contract Year, and increase that amount by 6%. If the resulting amount is greater than the current benefit base, following any applicable benefit base reset, it will become the new benefit base. Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base enhancement may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the enhancement.
200% Benefit Base Guarantee
On the later of the 10th Contract Anniversary following the rider effective date, or the Contract Anniversary on or following the 70th birthday of the youngest Designated Life, if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of (a), (b), and (c), where:
(a)	is 200% of the initial benefit base,
(b)	is 200% of all subsequent Purchase Payments made in the one year following the rider effective date, and
(c)	is 100% of all subsequent Purchase Payments made after the first Contract Anniversary following the rider effective date.
If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, it will become the new benefit base. The benefit base after adjustment remains subject to the benefit base maximum of $5,000,000. Accordingly, if your initial benefit base is over $2,500,000, you would not receive the full value of the 200% benefit base guarantee because 200% of the initial benefit base would exceed the $5,000,000 benefit base maximum. In that case, your benefit base would be adjusted to $5,000,000. If you take a withdrawal on or before the date your benefit base is eligible for the 200% benefit base guarantee, the 200% benefit base guarantee terminates without value. This means that you will not receive the 200% benefit base guarantee. Because rider charges apply to the greater of the benefit base or Contract Value, the benefit base adjustment may result in an increased cost of the rider if the benefit base is greater than the Contract Value as a result of the adjustment. See Appendix K for examples of how the benefit base adjustment is calculated.
Calculating the GAI
The initial GAI will be equal to the benefit base on the rider effective date multiplied by the annual income percentage (described below) based on the age of the youngest Designated Life as of the rider effective date.
On each reset date the GAI will be reset to the greater of (a) or (b) where:
(a)	is the GAI immediately prior to the reset date, and
(b)	is equal to (1) multiplied by (2) where:
(1)	is the benefit base on the reset date, after all applicable benefit base adjustments described above, and
(2)	is the annual income percentage based on the age of the youngest Designated Life as of the reset date.
The reset dates are the one year anniversary of the rider effective date and each subsequent one year anniversary. Subsequent Purchase Payments and withdrawals will adjust the GAI as described below. See Appendix K for examples of how the GAI is calculated.
The Annual Income Percentage
The annual income percentage is multiplied by the benefit base to determine the GAI. The annual income percentage is determined based on the age of the youngest Designated Life on the rider effective date, date of the Purchase Payment or reset date.
Age	Annual Income Percentage
through age 64	4.5%
65 – 74	5.0%
75 – 79	5.5%
80+	6.5%

See Appendix K for examples of how the annual income percentage is used to determine the GAI.
GAI Adjustment for Subsequent Purchase Payments
This adjustment is not calculated in the same manner as a benefit base reset. The benefit base will be increased by the amount of any subsequent Purchase Payments. The GAI will also be increased by the amount of the subsequent Purchase Payment multiplied by the applicable annual income percentage shown above, based on the age of the youngest Designated Life as of the date the subsequent Purchase Payment is credited to the contract, subject to the maximum GAI immediately following a subsequent Purchase Payment described below.

The GAI immediately following a subsequent Purchase Payment is subject to a maximum of (a) multiplied by (b) where:
(a)	is the benefit base maximum of $5,000,000, and
(b)	is the annual income percentage based on the applicable age as of the date the subsequent Purchase Payment is credited to the contract.
We may limit subsequent Purchase Payments after the first Contract Year following the rider effective date to a cumulative total of $25,000, without our prior consent. See Appendix K for examples of how the GAI is adjusted for subsequent Purchase Payments.
Withdrawals
You should consider the following before taking a withdrawal under this contract or rider:
•	Withdrawals under this rider are treated like any other contract withdrawals for the purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Credit Enhancement Recapture or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals taken prior to the benefit date will reduce the guarantees provided under this rider, as described below.
•	A withdrawal which causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal and which reduces the Contract Value to zero is considered a surrender of the contract. In this event the contract is not eligible for the automatic payment phase and the contract and rider terminate.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.
•	If you decide to apply an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for the purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.
•	A withdrawal taken prior to the date your benefit base is eligible for the 200% benefit base guarantee adjustment will result in you not being eligible for such adjustment, as described above.
•	Any provision in your annuity requiring there be a minimum Contract Value following any withdrawal is waived while this rider is in effect.
If you choose the Focused Portfolio Strategies or the CustomChoice Allocation Option, any withdrawals you take will be deducted from the Sub-Accounts of the Variable Annuity Account on a pro rata basis relative to the Contract Value. If you choose the other allowable allocation option, you may take a withdrawal from any allowable Sub-Account in any proportion.
Adjustment for Withdrawals Taken Prior to the Benefit Date
If you take withdrawals from your contract prior to the benefit date, it will cause both the benefit base and the GAI to be recalculated and reduced. The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the withdrawal,
(b)	is the amount of the withdrawal, and

(c)	is the Contract Value immediately prior to the withdrawal.
The GAI will be equal to (a) multiplied by (b) where:
(a)	is the benefit base following the withdrawal (i.e., the result of the benefit base recalculation above), and
(b)	is the annual income percentage based on the applicable age as of the date of the withdrawal.
Adjustment for Withdrawals Taken After the Benefit Date
Each Contract Year after the benefit date you may withdraw an amount less than or equal to the GAI or, if the contract is part of a tax qualified plan, the Required Minimum Distribution (RMD) for this contract, whichever is greater. These withdrawals will immediately reduce the Contract Value and benefit base by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any Contract Year are less than the GAI, the remaining GAI may not be carried forward to future Contract Years.
Any amount you withdraw in a single Contract Year after the benefit date which is in excess of the greater of the GAI or RMD amount will cause the benefit base and GAI to be recalculated. The benefit base will be recalculated on a pro rata basis. This means that the lower the Contract Value is relative to the benefit base, the greater the reduction in the benefit base. The recalculation is as follows:
The benefit base will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the benefit base immediately prior to the excess portion of the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
The GAI will be reduced by an amount equal to (a) multiplied by (b) divided by (c) where:
(a)	is the GAI prior to the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
See Appendix K for examples demonstrating adjustments to the benefit base and GAI for withdrawals after the benefit date.
For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract to meet any required minimum distribution requirement pursuant to the Internal Revenue Code, as amended from time to time, and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above.
Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a Contract Year exceeds the greater of the RMD applicable at the time of the withdrawal or the GAI for that Contract Year, then the benefit base and GAI would be recalculated, as described above. Below is an example of how this would apply.

Assume an IRA with a Contract Year of May 1 to April 30, and there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the last three quarters of calendar year 2020 and $2,000 in the first quarter of calendar year 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year (May 1 to April 30). Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the RMD applicable at the time of the withdrawal (i.e., $8,000) the GAI would not be recalculated.
Consider another example using the same assumptions in the paragraph above, but instead of the Owner taking the $2,000 withdrawal in the first quarter of 2021, he or she takes it in the last quarter of 2020. In that case, the withdrawals for the Contract Year (i.e., $6,500) exceed the applicable RMD at the time of the withdrawal (i.e., $6,000) and the GAI would be recalculated according to the calculations set forth above for withdrawals in excess of the greater of the GAI or RMD. Note — the last withdrawal makes the total withdrawals for the year exceed the RMD amount.
Contract Value Allocation Plan
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:
a)	100% allocation to an allowable Focused Portfolio Strategy;
b)	100% allocation among allowable sub accounts; or
c)	100% allocation to the CustomChoice Allocation Option
a) Current allowable Focused Portfolio Strategies include: Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled “Focused Portfolio Strategies or Models” in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.
b) Current allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as “allowable Sub-Accounts.” The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio
• Goldman Sachs VIT Global Trends Allocation Fund
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
• PIMCO VIT Global Diversified Allocation Portfolio
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS® ETF Managed Risk Portfolios is a Fund of Funds. Each Portfolio invests in underlying exchange traded funds, also called “ETFs”. The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account’s prospectus which is part of the underlying Funds prospectus.

c) The CustomChoice Allocation Option: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract.’
The allowable Focused Portfolio Strategies, allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with Ovation-Joint.
Automatic Payment Phase
If the Contract Value is reduced to zero and the GAI is greater than zero, the contract will enter the automatic payment phase and no future benefit base increase will occur. This means that if the contract enters the automatic payment phase, you will no longer be eligible for a benefit base reset, benefit base enhancement, or the 200% benefit base guarantee. If the contract is reduced to zero by a withdrawal that causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal, the withdrawal is considered a surrender of the contract and this rider will terminate. This means that the GAI will be zero and your contract will not enter the automatic payment phase.
We will notify you by letter if your contract enters the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Upon the death of both Designated Lives, this rider terminates and no further benefits are payable under this rider.

Annuity Payments under Ovation-Joint
If you elect to receive Annuity Payments, you may apply your available Contract Value to any Annuity Payment option in accordance with your contract terms. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the benefit base and GAI. Be sure to read the section entitled ‘Annuitization Benefits and Options’ if you are considering annuitizing your contract.
If Annuity Payments are required to begin, the Ovation-Joint rider allows you to elect from an additional Annuity Payment option to receive an annual amount equal to the GAI at any frequency offered by us, but at least annually, until the death of both Designated Lives. Annuity payments are required to begin on the Maturity Date. Please see the section entitled ‘Electing the Retirement Date and Annuity Option’ for further details on the Maturity Date and the required beginning of Annuity Payments.
Spousal Continuation
If the Owner dies, the surviving spouse may elect to continue the contract and this rider provided the surviving spouse is the Joint Designated Life and this rider is in effect at the time of contract continuation. The GAI will be recalculated on the next reset date. If the surviving spouse elects to continue the contract and this rider, he or she will continue to be subject to the Ovation-Joint rider charge.
Rider Termination
Once you elect the Ovation-Joint rider, you may not elect to cancel it.
The rider will automatically terminate at the earliest of:
(a)	termination or surrender of the contract (Note — a withdrawal that reduces the Contract Value to zero and causes the cumulative withdrawals for the Contract Year to exceed the greater of the GAI or RMD applicable at the time of the withdrawal is considered a surrender of the contract); or
(b)	any change to a Designated Life after the rider effective date; or
(c)	the Annuity Commencement Date where all remaining amount available has been applied to provide Annuity Payments; or
(d)	the date any death benefits are paid as a lump sum under the terms of the contract; or
(e)	the death of both Designated Lives.
Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.
Guaranteed Lifetime Withdrawal Benefit (GLWB) Option
Effective August 1, 2010, this option is no longer available.
This contract option is designed to provide a benefit that guarantees the Owner a minimum withdrawal amount, generally over their life regardless of underlying Sub-Account performance. It allows an Owner to take withdrawals from their contract each Contract Year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The annual GAI amount will be set based on the age of the oldest Owner on the GLWB effective date and it will range from 4.0% to 6.0% of the Guaranteed Withdrawal Benefit (GWB). If you withdraw amount(s) in excess of the guaranteed amount you will reduce the benefit you receive under this contract option.
•	Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.
•	The oldest Owner (or Annuitant, if a non-natural Owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.
•	You may elect this option at the time your contract is issued or within 30 days prior to any Contract Anniversary. The option will be effective on either the issue date or Contract Anniversary date, also known as the GLWB effective date.
•	Beginning 7 years after the GLWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any Contract Anniversary. Termination will be effective on the Contract Anniversary date.
•	Your entire Contract Value must be allocated to an investment option or allocation approved and maintained by us while this option is in effect.
•	You may not elect this contract option if you have selected the Premier Death Benefit optional death benefit or in combination with any other living benefit.
•	After the first contact year following the GLWB effective date, subsequent Purchase Payments that may be applied to the GLWB option are limited to a total of $25,000 in the aggregate, without our prior consent.
•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account.
The GLWB option is designed to provide a benefit that guarantees the Owner an annual minimum withdrawal amount, regardless of underlying Sub-Account performance. In each Contract Year, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of the Owner’s life (or in the case of Joint Owners, the lifetime of the first Joint Owner to die), or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix F.
Calculating the Initial GWB and GAI
The GWB for your contract will be equal to the initial Purchase Payment if this option is added when your contract is issued. If the option is added on a subsequent Contract Anniversary, the initial GWB will be equal to the Contract Value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.
The initial GAI for your contract will be equal to the GWB multiplied by the Annual Income Percentage shown below, which is based on the age of the oldest Owner (or oldest Annuitant in the case of a non-natural Owner) at the GLWB effective date. Once these initial amounts are established they will remain the same until there is a subsequent Purchase Payment, a withdrawal that exceeds the GAI in a Contract Year, Guaranteed Annual Income Reset, or as otherwise described below.

Age	Annual Income Percentage
50 – 59	4.0%
60 – 69	5.0%
70 – 79	5.5%
80+	6.0%

These percentages apply for Purchase Payments, as well as the Guaranteed Annual Income Reset described later. When there are multiple Purchase Payments over several years, more than one Annual Income Percentage may apply for purposes of calculating the GAI. For example, if a Purchase Payment is made at age 58, the Annual Income Percentage that will apply to that payment is 4.0%. If a subsequent Purchase Payment is made at age 65, the Annual Income Percentage that applies to the subsequent payment is 5.0%. If there are withdrawals that exceed the GAI in any Contract Year, there will no longer be a single applicable Annual Income Percentage from this table since the GAI and GWB are adjusted based on the Contract Value at the time of the withdrawal(s).
Adjustment for Subsequent Purchase Payments
The GWB will be increased by the amount of any subsequent Purchase Payments as of the date the Purchase Payment is credited to the contract. The GAI will also be increased by the amount of the subsequent Purchase Payment multiplied by the applicable Annual Income Percentage shown above, based on the age of the oldest Owner (or oldest Annuitant in the case of a non-natural Owner) as of the date the Purchase Payment is credited to the contract. After the first Contract Year following the GLWB effective date we restrict the application of subsequent Purchase Payments to the GWB and GAI to $25,000 in the aggregate without our prior written approval.
Withdrawals
Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GLWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, Recapture of Credit Enhancements or any other contract features impacted by a withdrawal and which may have tax consequences.
Adjustments for Withdrawals less than the Guaranteed Annual Income
Each Contract Year you may withdraw an amount less than or equal to the GAI. Such withdrawals will immediately reduce the Contract Value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any Contract Year are less than the GAI, the additional amount may not be carried forward to future Contract Years. Withdrawals will be taken pro rata from your values in any Fixed Accounts and each Sub-Account of the Variable Annuity Account. If you decide to annuitize your contact in an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.

Adjustments for Withdrawals in excess of the Guaranteed Annual Income
Withdrawals in excess of the GAI or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a qualified tax plan, in any one Contract Year, will cause both the GWB and GAI to be recalculated as follows:
The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:
(a)	is the GWB immediately prior to the excess portion of the withdrawal,
(b)	is the excess portion of the excess withdrawal amount, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:
(a)	is the GAI prior to the withdrawal,
(b)	is the amount of the excess withdrawal, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the Contract Value, the greater the reduction in GWB.
Automatic Payment Phase
If the Contract Value is reduced to zero, the contract will enter the automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but no less frequently than annually, until the death of the Owner or the death of any Joint Owner (or Annuitant in the case of a non-natural Owner). Once selected, the frequency may not be changed without our prior consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated.
Upon the death of the Owner or any Joint Owner (or Annuitant in the case of a non-natural Owner) before the GWB reaches zero, the GAI will be paid at least annually to your beneficiaries until the GWB reaches zero. When the GWB reaches zero, this rider terminates and no further benefits are payable. At our discretion, we may elect to pay your beneficiaries a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the “Interest Rate Swap” rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.
Guaranteed Annual Income Reset
Beginning with the third Contract Anniversary following the GLWB effective date and every 3 years thereafter the GAI will go through a “Guaranteed Annual Income Reset” (GAI Reset) process. This GAI Reset will occur automatically and the charge for the contract option will not change. The new GAI will be equal to the greater of (a) or (b) where:
(a)	is the GAI immediately prior to the GAI reset; and

(b)	is an amount equal to: (1) multiplied by (2) where:
1)	is the greater of the GWB or the Contract Value; and
2)	is the Annual Income Percentage based on the age of the oldest Owner, (or oldest Annuitant if a non-natural Owner), at the time of the GAI reset.
In no event however, will the new GAI be less than the old GAI. The GAI following the GAI Reset may be the same as before the GAI Reset even if the applicable Annual Income Percentage based on current age has increased.
In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the “percentage of GAI” option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.
Sub-Account Allocation
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:
(a)	100% allocation to an allowable Focused Portfolio Strategy;
(b)	100% allocation among allowable Sub-Accounts; or
(c)	100% allocation to the CustomChoice Allocation Option.
a) Current allowable Focused Portfolio Strategies include: Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled “Focused Portfolio Strategies or Models” in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies, the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.
b) Current allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as “allowable Sub-Accounts.” The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio
• Goldman Sachs VIT Global Trends Allocation Fund
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
• PIMCO VIT Global Diversified Allocation Portfolio
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio

Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS® ETF Managed Risk Portfolios is a Fund of Funds. Each Portfolio invests in underlying exchange traded funds, also called “ETFs”. The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account’s prospectus which is part of the underlying Funds prospectus.
c) The CustomChoice Allocation Option: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract’.
The allowable Focused Portfolio Strategies, allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.
Effect of Payment of Death Benefit
At the death of the first Owner (or first Annuitant if a non-natural Owner) and if the Owner (or Annuitant, as applicable) die before the GWB is reduced to zero and there is Contract Value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.
Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary’s life expectancy. No additional Purchase Payments may be made and no additional GAI Reset will occur. If the beneficiary elects to continue the GLWB option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary’s life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.
Rider Termination
Beginning seven Contract Years after the GLWB effective date the Owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable Contract Anniversary in a form satisfactory to us. The termination effective date will be on the Contract Anniversary date. Once cancelled the GLWB may not be elected again until the next Contract Anniversary, subject to availability.
The GLWB option will automatically terminate at the earliest of the following:
•	the date of termination or surrender of the contract; or
•	any change of the Owner or Joint Owner after the GLWB effective date, or in the case of a non-natural Owner, any change of the Annuitant or Joint Annuitant after the GLWB effective date; or
•	the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments; or
•	the date any death benefits are paid either as a lump sum or as an adjustment to the Contract Value under the terms of the contract; or
•	the date the GWB is reduced to zero following the death of the Owner, the first Joint Owner, or in the case of a non-natural Owner, the Annuitant or any Joint Annuitant.
Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.
Annuity Payments
On annuity commencement or when your contract reaches its Maturity Date, and if we have not agreed to an extension of the Maturity Date, your Contract Value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of Contract Value applied to provide Annuity Payments will be treated as a withdrawal from the contract.
If Annuity Payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a Fixed Annuity Payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current Contract Value and you believe it is unlikely your Contract Value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.

Guaranteed Income Provider Benefit (GIPB) Option
Effective March 1, 2010, this rider is no longer available.
The GIPB option is a type of guaranteed minimum income benefit. The GIPB option guarantees a stated or fixed income payment in the pay-out phase of your annuity contract, for the annuity options set forth below. It is designed to help protect you against poor investment performance before annuitization of your contract. It does not however, guarantee a Contract Value or minimum return for any investment option or for the contract. All requests to elect this option must be in writing on a form provided by us.
•	If you do not intend to annuitize your contract, you will not receive the benefit of this option, and therefore this option may not be appropriate for you.
•	You may elect this option when your contract is issued or within 30 days following any Contract Anniversary date. The option will be effective on either the issue date or Contract Anniversary date.
•	Once you elect this option you may not terminate or cancel the option.
•	The oldest Owner, or oldest Annuitant in the case where a non-natural person owns the contract, must be under age 76 at the time the contract is issued, in order to elect this option.
•	You may not elect this option in combination with either the Guaranteed Minimum Withdrawal Benefit or the Guaranteed Lifetime Withdrawal Benefit.
This option may be exercised by the Owner on or within 30 days following a Contract Anniversary, after a 10 year waiting period from the effective date of the option. However, it may not be exercised after the Contract Anniversary following the earlier of the oldest Annuitant’s 90th birthday or the oldest Owner’s 90th birthday. After that date the option and associated charge will automatically terminate. If the Owner is a non-natural person, the age of the oldest Annuitant is the basis for determining the benefit.
If you wish to annuitize only a portion of your contract and invoke this option you may do so once, however, you must annuitize at least one-half of your Contract Value as of the date you elect to annuitize. To invoke this option at any other time you must annuitize your entire Contract Value. In addition, under the GIPB option, only a Fixed Annuity is available and only the following annuity options are available to you if you exercise the GIPB option:
•	Option 1 – Life Annuity
•	Option 2 – Life Annuity with a Period Certain of 120 months (Option 2A), 180 months (Option 2B) or 240 months (Option 2C)
•	Option 3 – Joint and Last Survivor Annuity
The GIPB option provides a Fixed Annuity Payment amount. The Fixed Annuity Payment amount is equal to the following formula: the Guaranteed Income Provider Basis, adjusted for any premium taxes not previously deducted, and applied to the annuity tables that accompany the GIPB option. The annuity tables that accompany the GIPB option supersede those annuity tables that were issued with your base contract, but only if you invoke the GIPB option. These tables are more conservative than those issued with the base contract. The dollar amount of the Annuity Payment will depend on the annuity option selected, the amount applied and the age of the Annuitant (and Joint Annuitant if applicable).

The Guaranteed Income Provider Basis is the greater of:
•	the Guaranteed Income Provider Highest Anniversary Value prior to the date Annuity Payments are elected, increased by any Purchase Payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined; or
•	the Guaranteed Income Provider 5% Increase Value.
The Guaranteed Income Provider Highest Anniversary Value is equal to the greater of:
•	the Contract Value; or
•	the previous Guaranteed Income Provider Highest Anniversary Value increased by any Purchase Payments and reduced using the reduction procedure for the Guaranteed Income Provider Highest Anniversary Value defined below for amounts withdrawn or annuitized since the previous Guaranteed Income Provider Highest Anniversary Value was determined.
The Guaranteed Income Provider Highest Anniversary Value will be determined on every Contract Anniversary starting with the Contract Anniversary on which this option was effective, up to and including the Contract Anniversary following your 85th birthday.
Reduction Procedure for the Guaranteed Income Provider Highest Anniversary Value:
A withdrawal or annuitization will reduce the Guaranteed Income Provider Highest Anniversary Value as follows:
(i)	On a dollar-for-dollar basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current Contract Year is less than or equal to 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent Contract Anniversary.
(ii)	On a pro rata basis if the cumulative withdrawal and annuitization amount, including the current withdrawal or annuitization, occurring during the current Contract Year is greater than 5% of the Guaranteed Income Provider Highest Anniversary Value as of the most recent Contract Anniversary. The pro rata adjustment will reduce the Guaranteed Income Provider Highest Anniversary Value by the proportion that the current amount withdrawn or annuitized bears to the Contract Value just prior to the withdrawal or annuitization.
The Guaranteed Income Provider 5% Increase Value is equal to the sum of:
•	the portion of the Contract Value in any Fixed Account and all of the Guarantee Periods of the Guaranteed Term Account; and
•	Purchase payments and transfers into the Variable Annuity Account reduced for withdrawals, annuitizations and transfers out of the Variable Annuity Account using the reduction procedure defined below, accumulated to the earlier of the date Annuity Payments are elected or the Contract Anniversary following your 85th birthday at an interest rate of 5%, compounded annually.
Please note, after the Contract Anniversary following your 85th birthday, the Variable Annuity Account portion of the Guaranteed Income Provider 5% Increase Value will not increase further. Any amounts withdrawn, annuitized or transferred out of the Variable Annuity Account will reduce the value using the reduction procedure for the Guaranteed Income Provider 5% Increase Value, as described below.

Reduction Procedure for the Guaranteed Income Provider 5% Increase Value:
A withdrawal, annuitization, or transfer out of any Fixed Account or the Guaranteed Term Account will reduce the Guaranteed Income Provider 5% Increase Value on a dollar for dollar basis.
A withdrawal, annuitization, or transfer out of the Variable Annuity Account will reduce the Variable Annuity Account portion of the Guaranteed Income Provider 5% Increase Value as follows:
(i)	On a dollar-for-dollar basis if the cumulative withdrawal, annuitization, and transfer out amount from the Variable Annuity Account, including the current withdrawal, annuitization, or transfer from the Variable Annuity Account, occurring during the current Contract Year is less than or equal to 5% of the Variable Annuity Account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent Contract Anniversary.
(ii)	On a pro rata basis if the cumulative withdrawal, annuitization, and transfer out amount; including the current withdrawal, annuitization, or transfer from the Variable Annuity Account; occurring during the current Contract Year is greater than 5% of the Variable Annuity Account portion of the Guaranteed Income Provider 5% Increase Value as of the most recent Contract Anniversary. The pro rata adjustment will reduce the Variable Annuity Account portion of the Guaranteed Income Provider 5% Increase Value by the proportion that the current amount withdrawn, annuitized, or transferred out of the Variable Annuity Account bears to the Contract Value in the Variable Annuity Account just prior to the withdrawal, annuitization, or transfer.
At no time shall either the Guaranteed Income Provider Highest Anniversary Value or the Guaranteed Income Provider 5% Increase Value exceed 200% of the sum of the Contract Value as of the effective date of the option, plus any subsequent Purchase Payments received more than 12 months prior to the date Annuity Payments are elected, adjusted pro rata for subsequent withdrawals and annuitizations. Where Joint Owners exist, there will be no further Guaranteed Income Provider Highest Anniversary Values determined or accumulation of the Variable Annuity Account portion of the Guaranteed Income Provider 5% Increase Value after the Contract Anniversary following the 85th birthday of the oldest Joint Owner. After the death of the first Joint Owner, determination of new Guaranteed Income Provider Highest Anniversary Values and accumulation of the Variable Annuity Account portion of the Guaranteed Income Provider 5% Increase Value may resume if the surviving Joint Owner continues the contract.
If a surviving spouse elects to assume his or her deceased spouse’s contract, this option and its associated charge will continue to be effective and based upon the new Owner’s age as long as it is less than or equal to age 90. In the event the surviving spouse’s age is greater than 90, the option and its charge will automatically terminate.
This option and its associated charge will also terminate automatically in the following circumstances:
•	the contract is fully annuitized;
•	the contract is terminated or surrendered; or
•	the Contract Anniversary following the oldest Owner or Annuitant’s 90th birthday.
Guaranteed Lifetime Withdrawal Benefit II-Single (GLWB II-Single) Option
Effective May 15, 2009, this option is no longer available.
•	This contract option is also designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount, generally over the Owner’s life, regardless of underlying Sub-Account performance. Beginning on the later of the Contract Anniversary following the Owner’s 59th birthday or the date this contract option is added, it allows an Owner to take withdrawals from the contract each Contract Year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit described below.
•	Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.
•	Beginning 7 years after the GLWB II-Single effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any Contract Anniversary. Termination will be effective on the Contract Anniversary date.
•	If you take withdrawals prior to the Benefit Date or in excess of the annual guaranteed amount, you will reduce the benefit you receive.
•	The oldest Owner (or Annuitant, if a non-natural Owner) must be age 50 or over and must be under age 81 at the time the rider becomes effective.
•	You may elect this option at the time your contract is issued or within 30 days prior to any Contract Anniversary. The option will be effective on either the issue date or Contract Anniversary date, also known as the GLWB II-Single effective date.
•	Your entire Contract Value must be allocated to an investment option or allocation approved and maintained by us while this option is in effect.
•	You may not elect this contract option if you have selected the Premier Death Benefit optional death benefit or in combination with any other living benefit.
•	After the first contact year following the GLWB II-Single effective date, subsequent Purchase Payments that may be applied to the GLWB II-Single option are limited to a total of $25,000 in the aggregate, without our prior consent.
•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account.
The GLWB II-Single option is designed to provide a benefit that guarantees the Owner an annual minimum withdrawal amount, regardless of underlying Sub-Account performance. In each Contract Year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract for the longer of: (a) the duration of the Owner’s life (or in the case of Joint Owners, the lifetime of the first Joint Owner to die), or (b) until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.
The Benefit Date is the later of the Contract Anniversary following the 59th birthday of the oldest Owner (or oldest Annuitant, in the case of a non-natural Owner) or the GLWB II-Single effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix H.
Calculating the Initial GWB and GAI
The GWB for your contract will be equal to the initial Purchase Payment if this option is added when your contract is issued. If the option is added on a subsequent Contract Anniversary, the initial GWB will be equal to the Contract Value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.

The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent Purchase Payment, withdrawal, withdrawal that exceeds the GAI in a Contract Year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement, or as otherwise described below.
Adjustment for Subsequent Purchase Payments
The GWB will be increased by the amount of any subsequent Purchase Payments as of the date the Purchase Payment is credited to the contract. The GAI will also be increased by the amount of the subsequent Purchase Payment multiplied by 5% as of the date the Purchase Payment is credited to the contract. You may make additional Purchase Payments to your contract. However, after the first Contract Year following the effective date of the option, we restrict the application of subsequent Purchase Payments to the GLWB II-Single to $25,000 in the aggregate without our prior written approval.
Withdrawals
•	Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.
•	Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals will be taken pro rata from your values in any Fixed Accounts and each Sub-Account of the Variable Annuity Account. If you decide to annuitize your contract in an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.
Withdrawals taken prior to the Benefit Date
If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by (b) divided by (c) where:
(a)	is the GWB immediately prior to the withdrawal,
(b)	is the amount of the withdrawal, and
(c)	is the Contract Value immediately prior to the withdrawal.
The GAI will be 5% of the GWB as recalculated above.

Withdrawals after the Benefit Date and less than the Guaranteed Annual Income
Each Contract Year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the Contract Value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any Contract Year are less than the GAI or RMD, the additional amount may not be carried forward to future Contract Years.
Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a Contract Year exceeds the highest of the RMD for either of the two calendar years occurring in that Contract Year and the GAI for that Contract Year, then the GWB and GAI would be recalculated, as described in the section entitled “Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income”. If your Contract Year is the same as the calendar year, then the sum of the withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.
Assume an IRA with a Contract Year of May 1 to April 30, and that there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the quarters of calendar year 2020 and $2,000 in the first quarter of 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year. Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that Contract Year, the GAI would not be recalculated.
Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2021, the Owner takes a withdrawal of $4,000 in the first quarter of 2021. In that case, the Owner will have withdrawn $8,500 for the 2020 Contract Year. Since the sum of the Owner’s withdrawals for the 2020 Contract Year (i.e., $8,500) is greater than the higher RMD amount (i.e., $8,000) for either of the two calendar years occurring in that Contract Year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled “Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income”.
Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income
Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one Contract Year, will cause both the GWB and GAI to be recalculated as follows:
The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:
(a)	is the GWB immediately prior to the excess portion of the withdrawal,
(b)	is the excess portion of the withdrawal amount, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:
(a)	is the GAI prior to the withdrawal,
(b)	is the excess portion of the withdrawal amount, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.

For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the Contract Value, the greater the reduction in GWB.
Please see Appendix H for examples of how withdrawals impact the benefit.
Guaranteed Withdrawal Benefit Reset
Beginning with the first Contract Anniversary following the effective date of the option and every year thereafter prior to the oldest Owner’s 86th birthday, the GWB will automatically be reset to your current Contract Value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.
In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the “percentage of GAI” option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.
On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Single to new customers is higher than the rider charge that currently applies to your GLWB II-Single rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II-Single riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Single riders which have a GWB reset on that date.
You may elect to decline the automatic GWB reset. If you choose to do so, your GLWB II-Single rider charge will remain the same (i.e., the rider charge will not increase). You will be notified in writing at least 30 days prior to the automatic GWB reset date of your option to decline the automatic GWB reset. We must receive your written notification to decline an automatic GWB reset no less than 7 calendar days prior to the automatic reset date. Electing to decline an automatic GWB reset will serve as an election to cease any future automatic GWB resets until we receive a written instruction from you to reinstate the automatic GWB reset at the next automatic reset date.
Guaranteed Withdrawal Benefit Enhancement
This optional benefit also provides an enhancement to the benefit if you do not take withdrawals from your contract for the first ten years you have this optional benefit. On each Contract Anniversary prior to your first withdrawal from the contract, for a period of up to 10 years following the option effective date, the GWB will be increased by 5% of the GWB amount on the date prior to the enhancement. In addition, the GAI will be increased to 5% of the GWB following the enhancement.
The Guaranteed Withdrawal Benefit Enhancement will occur prior to the GWB reset on any Contract Anniversary where both are applicable.
Please see Appendix H for examples.

Sub-Account Allocation
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:
(a)	100% allocation to an allowable Focused Portfolio Strategy;
(b)	100% allocation among allowable Sub-Accounts; or
(c)	100% allocation to the CustomChoice Allocation Option.
a) Current allowable Focused Portfolio Strategies include: Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled “Focused Portfolio Strategies or Models” in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies, the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.
b) Current allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as “allowable Sub-Accounts.” The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio
• Goldman Sachs VIT Global Trends Allocation Fund
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
• PIMCO VIT Global Diversified Allocation Portfolio
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS® ETF Managed Risk Portfolios is a Fund of Funds. Each Portfolio invests in underlying exchange traded funds, also called “ETFs”. The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account’s prospectus which is part of the underlying Funds prospectus.
c) The CustomChoice Allocation Option: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract’.
The allowable Focused Portfolio Strategies, allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.
Effect of Payment of Death Benefit
At the death of the first Owner (or first Annuitant if a non-natural Owner) and if the Owner (or Annuitant, as applicable) die before the GWB is reduced to zero and there is Contract Value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.
Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary’s life expectancy. The beneficiary may contract us for the life expectancy to be applied. No additional Purchase Payments may be made and no additional GWB Resets will occur. If the beneficiary elects to continue the GLWB II-Single option, the charges for this option will continue to apply. If your designated beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary’s life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB II-Single will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.
Rider Termination
Beginning seven Contract Years after the GLWB II-Single effective date the Owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable Contract Anniversary in a form satisfactory to us. The termination effective date will be on the Contract Anniversary date. Once cancelled the GLWB II-Single may not be elected again until the next Contract Anniversary, subject to availability.
The GLWB II-Single option will automatically terminate at the earliest of the following:
•	the date of termination or surrender of the contract; or
•	any change of the Owner or Joint Owner after the GLWB II-Single effective date, or in the case of a non-natural owner, any change of the Annuitant or Joint Annuitant after the GLWB II-Single effective date; or

•	the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments; or
•	the date any death benefits are paid either as a lump sum or as an adjustment to the Contract Value under the terms of the contract; or
•	the date the GWB is reduced to zero following the death of the Owner, the first Joint Owner, or in the case of a non-natural Owner, the Annuitant or any Joint Annuitant.
Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.
Automatic Payment Phase
If the Contract Value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Owner or the death of any Joint Owner. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of the Owner or the death of any Owner, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.
At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum amount would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the “Interest Rate Swap” rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.
Annuity Payments
On annuity commencement or when your contract reaches its Maturity Date, and if we have not agreed to an extension of the Maturity Date, your Contract Value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of Contract Value applied to provide Annuity Payments will be treated as a withdrawal from the contract.
If Annuity Payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a Fixed Annuity Payment equivalent on an annual basis to your current GAI for the remainder of your life. This option will generally be more favorable when your remaining benefit value is greater than the current Contract Value and you believe it is unlikely your Contract Value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.
Guaranteed Lifetime Withdrawal Benefit II-Joint (GLWB II-Joint) Option
Effective May 15, 2009, this option is no longer available.
•	This contract option is also designed to provide a benefit that guarantees the Owner a minimum annual withdrawal amount, and it works very similar to the Guaranteed Lifetime Withdrawal Benefit II — Single Life Option. However its guarantee is over the lifetime of both “designated lives”, (instead of a single life) regardless of underlying Sub-Account performance. Beginning on the later of the Contract Anniversary following the 59th birthday of the youngest Designated Life or the date this contract option is added, it allows an Owner to take withdrawals from the contract each Contract Year up to a specified maximum amount known as the Guaranteed Annual Income (GAI) amount. The GAI amount will be 5% of the Guaranteed Withdrawal Benefit described below.
•	Election of this contract option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you.
•	Beginning 7 years after the GLWB II-Joint effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any Contract Anniversary. Termination will be effective on the Contract Anniversary date.
•	If you take withdrawals prior to the Benefit Date or in excess of the annual guaranteed amount, you will reduce the benefit you receive.
•	Both “Designated Lives” must be age 50 or over and must be under age 81 at the time the rider becomes effective.
•	You may elect this option at the time your contract is issued or within 30 days prior to any Contract Anniversary. The option will be effective on either the issue date or Contract Anniversary date, also known as the GLWB II-Joint effective date.
•	Your entire Contract Value must be allocated to an investment option or allocation approved and maintained by us while this option is in effect.
•	You may not elect this contract option if you have selected the Premier Death Benefit optional death benefit or in combination with any other living benefit.
•	After the first contact year following the GLWB II-Joint effective date, subsequent Purchase Payments that may be applied to the GLWB II-Joint option are limited to a total of $25,000 in the aggregate, without our prior consent.
•	This rider may not be purchased for a: “stretch” IRA or other “decedent” type account; TSA; Deferred Compensation Plan; Charitable Remainder Trust; Qualified Retirement Plan; 412(i) Plan; or corporate Non-Qualified Contract.
The GLWB II-Joint Life option is designed to provide a benefit that guarantees the Owner an annual minimum withdrawal amount, regardless of underlying Sub-Account performance. In each Contract Year, beginning at the Benefit Date, you may withdraw up to the Guaranteed Annual Income (GAI) from your contract until the later of: (a) the death of both Designated Lives, or (b) the Guaranteed Withdrawal Benefit (GWB) is reduced to zero.
The Benefit Date is the later of the Contract Anniversary following the 59th birthday of the youngest Designated Life or the GLWB II-Joint effective date. The method used to calculate the GAI and the GWB is described below. This option does not guarantee any investment gains. Several examples to help show how this option works are included in Appendix H.
Designated Life, Joint Designated Life and Designated Lives
The “Designated Life” is the Owner of the contract, or the Annuitant in the case of a non-natural Owner, unless otherwise agreed to by us. The “Joint Designated Life” is either the Joint Owner, Joint Annuitant if a non-natural Owner, or the sole primary beneficiary on the contract, unless otherwise agreed to by us. The Joint Designated Life must be the spouse of the Designated Life. All references to

“Designated Lives” will mean both the Designated Life and the Joint Designated Life. The Designated Life and Joint Designated Life will be used to determine the benefits under the GLWB II-Joint option. The Designated Life and the Joint Designated Life will be shown on your contract rider.
Calculating the Initial GWB and GAI
The GWB for your contract will be equal to the initial Purchase Payment if this option is added when your contract is issued. If the option is added on a subsequent Contract Anniversary, the initial GWB will be equal to the Contract Value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times.
The initial GAI for your contract will be equal to 5% of the initial GWB value on the effective date of the option. Once these initial amounts are established they will remain the same until there is a subsequent Purchase Payment, withdrawal, withdrawal that exceeds the GAI in a Contract Year, Guaranteed Withdrawal Benefit Reset, Guaranteed Withdrawal Benefit Enhancement, or as otherwise described below.
Adjustment for Subsequent Purchase Payments
The GWB will be increased by the amount of any subsequent Purchase Payments as of the date the Purchase Payment is credited to the contract. The GAI will also be increased by the amount of the subsequent Purchase Payment multiplied by 5% as of the date the Purchase Payment is credited to the contract. You may make additional Purchase Payments to the contract. However, after the first Contract Year following the effective date of the option, we restrict the application of subsequent Purchase Payments to the GLWB II-Joint to $25,000 in the aggregate without our prior written approval.
Withdrawals
•	Withdrawals taken prior to the Benefit Date will reduce the benefit you will receive, as described below.
•	Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract.
•	Please remember that withdrawals under this contract option are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences.
•	Withdrawals will be taken pro rata from your values in any Fixed Accounts and each Sub-Account of the Variable Annuity Account. If you decide to annuitize your contact in an amount less than the entire Contract Value to provide Annuity Payments under an Annuity Payment option, that amount will be treated as a withdrawal for purposes of adjusting the GWB and GAI. Be sure to read the section entitled “Annuitization Benefits and Options” if you are considering annuitizing your contract.
Withdrawals taken prior to the Benefit Date
If you take withdrawals from your contract prior to the Benefit Date, it will cause both the GWB and the GAI to be recalculated and reduced, as follows: The GWB will be reduced by an amount equal to: (a) multiplied by (b) divided by (c) where:
(a)	is the GWB immediately prior to the withdrawal,
(b)	is the amount of the withdrawal, and

(c)	is the Contract Value immediately prior to the withdrawal.
The GAI will be 5% of the GWB as recalculated above.
Withdrawals after the Benefit Date and less than the Guaranteed Annual Income
Each Contract Year you may withdraw an amount less than or equal to the GAI or the Required Minimum Distribution (RMD) for this contract (whichever may be greater) if part of a qualified tax plan. Such withdrawals will immediately reduce the Contract Value and the GWB by the amount of the withdrawal, but will not reduce the GAI. If withdrawals in any Contract Year are less than the GAI or RMD, the additional amount may not be carried forward to future Contract Years.
Under the Internal Revenue Code, RMDs are calculated and taken on a calendar year basis. Under this optional rider, the GAI is based on Contract Year. Because the intervals for the GAI and RMD are different, withdrawals may be more likely to result in a reduction of the GAI and therefore a reduced benefit. For a contract which is part of a qualified plan or IRA, if the sum of the withdrawals in a Contract Year exceeds the highest of the RMD for either of the two calendar years occurring in that Contract Year or the GAI for that Contract Year, then the GWB and GAI would be recalculated, as described in the section entitled “Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income”. If your Contract Year is the same as the calendar year, then the sum of the withdrawals should not exceed the greater of the RMD and the GAI. Below is an example of how this would apply.
Assume an IRA with a Contract Year of May 1 to April 30, and that there are no withdrawals other than as described. The GAI for the 2020 Contract Year ending April 30, 2021 is $5,000. The RMDs for calendar years 2020 and 2021 are $6,000 and $8,000, respectively. If the Owner withdraws $1,500 in each of the quarters of calendar year 2020 and $2,000 in the first quarter of 2021, then the Owner will have withdrawn $6,500 for the 2020 Contract Year. Since the sum of the Owner’s withdrawals for the 2020 Contract Year is less than the higher RMD (i.e., $8,000) for either of the two calendar years occurring in that Contract Year, the GAI would not be recalculated.
Using the same assumptions as in the above paragraph, but instead of taking $2,000 in the first quarter of 2021, the Owner takes a withdrawal of $4,000 in the first quarter of 2021. In that case, the Owner will have withdrawn $8,500 for the 2020 Contract Year. Since the sum of the Owner’s withdrawals for the 2020 Contract Year (i.e., $8,500) is greater than the higher RMD amount (i.e., $8,000) for either of the two calendar years occurring in that Contract Year, the withdrawal is in excess of the allowed amount and the GAI would be recalculated as described in the section entitled “Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income”.
Withdrawals after the Benefit Date in excess of the Guaranteed Annual Income
Withdrawals in excess of the GAI or the RMD for this contract (whichever might be greater) if part of a qualified tax plan, in any one Contract Year, will cause both the GWB and GAI to be recalculated as follows:
The GWB will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:
(a)	is the GWB immediately prior to the excess portion of the withdrawal,
(b)	is the excess portion of the withdrawal amount, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
The GAI will be reduced by an amount equal to: (a) multiplied by (b), divided by (c) where:
(a)	is the GAI prior to the withdrawal,

(b)	is the excess portion of the withdrawal amount, and
(c)	is the Contract Value immediately prior to the excess portion of the withdrawal.
For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Section 401, 403, 404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the Contract Value, the greater the reduction in GWB.
Please see Appendix H for examples of how withdrawals impact the benefit.
Guaranteed Withdrawal Benefit Reset
Beginning with the first Contract Anniversary following the effective date of the option and every year thereafter prior to the youngest Designated Life’s 86th birthday, the GWB will automatically be reset to your current Contract Value, if higher. The GAI will automatically reset to 5% of the reset GWB, if higher.
In the event you are receiving systematic withdrawals, and the systematic withdrawal amount you are receiving is equal to some percentage of your GAI, referred to as the “percentage of GAI” option, and if the value of the GAI increases, then your systematic withdrawal amount will automatically increase. You may elect a fixed amount for your systematic withdrawal if you do not want your withdrawal amount to automatically increase.
On the date of the Guaranteed Withdrawal Benefit Reset, if the rider charge at which we are currently offering the GLWB II-Joint to new customers is higher than the rider charge that currently applies to your GLWB II-Joint rider, then we reserve the right to increase the charge for your rider. The rider charge following the reset will not exceed the current rider charge for other GLWB II-Joint riders issued on that day. If we are no longer issuing this rider, we reserve the right to increase the rider charge on the date of the GWB reset. The rider charge following the reset will not exceed the maximum annual rider charge and will be the same for all GLWB II-Joint riders which have a GWB reset on that date.
You may elect to decline the automatic GWB reset. If you choose to do so, your GLWB II-Joint rider charge will remain the same (i.e., the rider charge will not increase). You will be notified in writing at least 30 days prior to the automatic GWB reset date of your option to decline the automatic GWB reset. We must receive your written notification to decline an automatic GWB reset no less than 7 calendar days prior to the automatic reset date. Electing to decline an automatic GWB reset will serve as an election to cease any future automatic GWB resets until we receive a written instruction from you to reinstate the automatic GWB reset at the next automatic reset date.
Guaranteed Withdrawal Benefit Enhancement
This optional benefit also provides an enhancement to the benefit if you don’t take withdrawals from your contract for the first ten years you have the optional benefit. On each Contract Anniversary prior to your first withdrawal from the contract, for a period of up to 10 years following the option effective date, the GWB amount on the date will be increased by 5% of the GWB prior to the enhancement. In addition, the GAI will be increased to 5% of the GWB following the enhancement.

The Guaranteed Withdrawal Benefit Enhancement will occur prior to the GWB reset on any Contract Anniversary where both are applicable.
Please see Appendix H for examples.
Sub-Account Allocation
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:
(a)	100% allocation to an allowable Focused Portfolio Strategy;
(b)	100% allocation among allowable Sub-Accounts; or
(c)	100% allocation to the CustomChoice Allocation Option.
a) Current allowable Focused Portfolio Strategies include: Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled “Focused Portfolio Strategies or Models” in this Prospectus. You may also ask your representative for additional details regarding these models. In the Focused Portfolio Strategies, the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.
b) Current allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as “allowable Sub-Accounts.” The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio
• Goldman Sachs VIT Global Trends Allocation Fund
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
• PIMCO VIT Global Diversified Allocation Portfolio
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS® ETF Managed Risk Portfolios is a Fund of Funds. Each Portfolio invests in underlying exchange traded funds, also called “ETFs”. The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account’s prospectus which is part of the underlying Funds prospectus.
c) The CustomChoice Allocation Option: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract’.

The allowable Focused Portfolio Strategies, allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.
Effect of Payment of Death Benefit
If both Designated Lives die before the GWB is reduced to zero and there is Contract Value, the beneficiary may elect to receive the death benefit under the contract and the contract and this option will terminate.
Alternatively, the beneficiary may be able to elect to continue this option by taking withdrawals of the current GAI at least annually until the GWB is reduced to zero, over a period no longer than the beneficiary’s life expectancy. The beneficiary may contact us for the life expectancy to be applied. No additional Purchase Payments may be made and no additional GWB Resets will occur. If the beneficiary elects to continue the GLWB II-Joint option, the charges for this option will continue to apply. If your beneficiary is not your surviving spouse, and if withdrawals of the GAI annually would extend beyond the beneficiary’s life expectancy, the beneficiary will not be able to elect to continue the rider and the GLWB II-Joint will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.
Spousal Continuation
If the Designated Life dies, the surviving spouse may elect to continue the contract and this rider under the following conditions:
(a)	the surviving spouse is also the Joint Designated Life, and
(b)	this rider is in effect at the time of the contract continuation

Rider Termination
Beginning seven Contract Years after the GLWB II-Joint effective date the Owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable Contract Anniversary in a form satisfactory to us. The termination effective date will be on the Contract Anniversary date. Once cancelled the GLWB II-Joint may not be elected again until the next Contract Anniversary, subject to availability
The GLWB II-Joint option will automatically terminate at the earliest of the following:
•	the date of termination or surrender of the contract; or
•	any change to the Designated Lives after the GLWB II-Joint effective date; or
•	the Annuity Commencement Date where all remaining Contract Value has been applied to provide Annuity Payments; or
•	the date any death benefits are paid as a lump sum under the terms of the contract; or
•	the date the GWB is reduced to zero following the death of both Designated Lives.
Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.
Automatic Payment Phase
If the Contract Value is reduced to zero, the contract will enter an automatic payment phase. You may elect to receive the GAI at any frequency offered by us, but at least annually, until the death of the Owner or the death of both Designated Lives. Once selected, the frequency may not be changed without our consent. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, riders, and guarantees except the guarantees provided by this rider are terminated. Following the death of both Designated Lives, this rider terminates and no further benefits are payable unless the GWB is greater than zero. If the GWB is greater than zero at the time of death, the remaining payments will be made to your beneficiaries.
At our discretion, we may elect to pay you or your beneficiaries a lump sum in lieu of future periodic withdrawals if the lump sum would be $10,000 or less. We will contact you if this is the case. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the “Interest Rate Swap” rates as reported in Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.
Annuity Payments
On annuity commencement or when your contract reaches its Maturity Date, and if we have not agreed to an extension of the Maturity Date, your Contract Value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In case of a partial annuitization, the amount of Contract Value applied to provide Annuity Payments will be treated as a withdrawal from the contract.
If Annuity Payments are required to begin, you may also choose from an additional annuity option. The annuity option will provide a Fixed Annuity Payment equivalent on an annual basis to your current GAI for the remainder of your life (or the Joint Owner or Designated Life, as applicable). This option will generally be more favorable when your remaining benefit value is greater than the current Contract Value and you believe it is unlikely your Contract Value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.
Guaranteed Minimum Withdrawal Benefit (GMWB) Option
Effective May 15, 2009, this option is no longer available.
This contract option provides for a guarantee that allows an Owner to withdraw an amount from the contract each Contract Year up to a specified maximum amount, known as the Guaranteed Annual Withdrawal, until the Guaranteed Withdrawal Benefit is reduced to zero. If you withdraw amount(s) in excess of the Guaranteed Annual Withdrawal, you will reduce the benefit you receive with this contract option.
•	Election of this option may or may not be beneficial to you. Since this benefit is accessed through withdrawals from the contract, if you do not intend to take withdrawals from your contract, then this option may not be appropriate for you. Amounts taken under the GMWB will first be taken from your Contract Value as described below. Our obligation to pay you more than your Contract Value will only arise in certain circumstances. Therefore, as you consider election of this option you should consider whether the value of the benefit and the level of protection that the option provides you, along with its costs, are consistent with your financial objectives and the assurances you are seeking.
•	You may elect this option at the time your contract is issued or within 30 days prior to any Contract Anniversary. The option will be effective on either the issue date or Contract Anniversary date, also known as the GMWB effective date.
•	Beginning 7 years after the GMWB effective date, you may elect to terminate this option by sending us written notice within 30 days prior to any Contract Anniversary. Termination will be effective on the Contract Anniversary date.
•	Your entire Contract Value must be allocated to an investment option or allocation approved and maintained by us while this option is in effect.
•	The oldest Owner (or Annuitant, if a non-natural Owner) must be under age 81 at the time the rider becomes effective.
•	You may not elect this contract option if you have selected the Premier Death Benefit optional death benefit for your contract. In addition, you may not elect this contract option and the Guaranteed Income Provider Benefit or the Guaranteed Lifetime Withdrawal Benefit in the same contract.
•	This rider may not be purchased for a “stretch” IRA or other “decedent” type account.
The GMWB option is designed to provide a benefit that guarantees the Owner a minimum withdrawal amount, regardless of underlying Sub-Account performance during the contract deferral period. This option does not guarantee any investment gains nor does it guarantee any lifetime income payments. Several examples to help show how this option works are included in Appendix E.
In each Contract Year, you may withdraw up to the Guaranteed Annual Withdrawal (GAW) from your contract until the Guaranteed Withdrawal Benefit (GWB) is reduced to zero. The method used to calculate the GAW and the GWB is described below.

This contract option also provides for an opportunity in certain cases to increase the GWB or reset the GWB amount as described further below in the sections entitled: “Guaranteed Withdrawal Benefit Enhancement” and “Guaranteed Withdrawal Benefit Reset Option.”
Calculating the Initial GWB and GAW
The GWB for your contract will be equal to the initial Purchase Payment if this option is added when your contract is issued. If the option is added on a subsequent Contract Anniversary, the initial GWB will be equal to the Contract Value on the effective date of the option. The GWB is subject to a maximum of $5,000,000 at all times. The initial GAW for your contract will be equal to 7% of the GWB.
Once these initial amounts are established they will remain the same until there is a subsequent Purchase Payment, withdrawal, withdrawals exceed the GAW in a Contract Year, or as otherwise described below.
Adjustment for Subsequent Purchase Payments
The GWB will be increased by the amount of any subsequent Purchase Payments. The GAW will be recalculated and will be equal to the greater of: (a) GAW prior to the Purchase Payment; or (b) 7% of the new GWB determined at the time the subsequent Purchase Payment is applied. After the first Contract Year following the GMWB effective date we restrict the application of subsequent Purchase Payments to the GWB to $100,000 without our prior written approval.
Adjustments for Withdrawals
Each Contract Year you may withdraw an amount less than or equal to the GAW. Such withdrawals will reduce the Contract Value and the GWB by the amount of the withdrawal, but will not reduce the GAW. If withdrawals in any Contract Year are less than the GAW, the additional amount may not be carried forward to future Contract Years. Withdrawals will be taken pro rata from your values in any Fixed Account and each Sub-Account of the Variable Annuity Account. Amounts less than the entire Contract Value that are applied to provide Annuity Payments under an Annuity Payment option will be treated as a withdrawal for purposes of adjusting the GWB and GAW.
Withdrawals in excess of the GAW or the Required Minimum Distribution (RMD) for this contract (whichever might be greater) if part of a tax qualified plan, in any one Contract Year, will cause both the GWB and GAW to be recalculated. In that case, the GWB will be reduced to the lesser of:
(a)	the Contract Value after the excess withdrawal; or
(b)	the GWB prior to the excess withdrawal less the amount of the withdrawal.
The GAW will also be adjusted to equal the lesser of:
(a)	GAW prior to the withdrawal; or
(b)	the greater of either:
(i)	7% of the recalculated GWB; or
(ii)	7% of the current Contract Value after the withdrawal.
For purposes of this rider, the RMD amount is equal to the amount needed based on the value of your contract and any riders to meet any required minimum distribution requirement for this contract, pursuant to the Internal Revenue Code and the regulations promulgated thereunder. Applicable contracts include those issued pursuant to a retirement plan under the provisions of Sections 401, 403,

404, 408, or 457 of the Internal Revenue Code. Amounts withdrawn in excess of the RMD may be treated as an excess withdrawal as described above. For a given amount of excess withdrawal, the lower the Contract Value, the greater the reduction in GWB.
If the Contract Value is reduced to zero and the GWB immediately after the withdrawal is greater than zero, the contract will enter the automatic payment phase. During this phase, no additional Purchase Payments may be made and all other contract features, benefits, and guarantees except the guarantees provided by this rider are terminated. You may elect to receive the GAW at any frequency offered by us, but no less frequently than annually, until the GWB reaches zero. Once selected, the frequency may not be changed without our prior consent. If you die before the GWB reaches zero, the remaining payments will be made to your beneficiaries. When the GWB reaches zero, this rider terminates and no further benefits are payable.
At our discretion, we may elect to pay you a lump sum in lieu of future periodic withdrawals. The lump sum value will be equal to the present value of the remaining periodic withdrawal amounts discounted at an interest rate. The interest rate will be the weekly average of the “Interest Rate Swap” rates as reported in the Federal Reserve Bulletin Release H.15 for the period applicable to the remaining withdrawal period plus 0.50%.
Withdrawals may be taken in a lump sum, in multiple withdrawals or on a systematic withdrawal basis, as allowed by your contract. Please remember that withdrawals under the GMWB are treated like any other contract withdrawals for purposes of deferred sales charges, reducing the Contract Value, free withdrawal amounts, or any other contract features impacted by a withdrawal and may have tax consequences. For IRAs or other contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to satisfy minimum required distribution requirements. Such withdrawals may exceed the GAW amount which could quickly and substantially decrease your GWB. In a declining market, withdrawals that exceed the GAW may substantially reduce your GWB and GAW.
Guaranteed Withdrawal Benefit Enhancement
If you do not take any withdrawals during the first three years after the GMWB effective date, your GWB will be increased on the third Contract Anniversary following the GMWB effective date. The GWB will be increased by an amount equal to 10% of the initial GWB plus any subsequent Purchase Payments received within 12 months of the GMWB effective date. The GAW will be increased to 7% of the recalculated GWB.
Guaranteed Withdrawal Benefit Reset Option
Beginning with the third Contract Anniversary following the GMWB effective date and prior to your 81st birthday, you may elect to reset your GWB to your current Contract Value, if higher. If you elect to reset the GWB, the rider charge will be increased to the then current charge for the GMWB rider. In addition, a three year waiting period will be required before you may elect another reset. Your written request to elect to reset your GWB must be received by us within 30 days prior to the applicable Contract Anniversary. The GAW will also be recalculated at this time and will be equal to the greater of (a) the GAW prior to the reset, or (b) 7% of the reset GWB amount. You must request your election of the reset in writing in a form satisfactory to us, within 30 days prior to the Contract Anniversary.

Sub-Account Allocation
While this rider is in effect, the full Contract Value must be allocated to the Sub-Accounts of the Variable Annuity Account according to an allocation plan approved by us for use with this rider. The approved allocation plans currently include:
(a)	100% allocation to an allowable Focused Portfolio Strategy;
(b)	100% allocation among allowable Sub-Accounts; or
(c)	100% allocation to the CustomChoice Allocation Option.
a) Current allowable Focused Portfolio Strategies include: Income Portfolio, Income and Growth Portfolio, and Conservative Growth Portfolio. The Focused Portfolio Strategies are discussed in the section entitled “Focused Portfolio Strategies or Models” in this Prospectus. You may also ask your representative for a brochure describing these models. In the Focused Portfolio Strategies, the Contract Value will be automatically rebalanced each calendar quarter according to the model you currently have chosen.
b) Current allowable Sub-Accounts: When you elect this rider, only certain Sub-Accounts are available to you for allocation of your funds outside of the allowable Focused Portfolio Strategy and the CustomChoice Allocation Option. These are referred to as “allowable Sub-Accounts.” The allowable Sub-Accounts currently include:
• AB Dynamic Asset Allocation Portfolio
• Goldman Sachs VIT Global Trends Allocation Fund
• Ivy VIP Pathfinder Moderate — Managed Volatility
• Morningstar Balanced ETF Asset Allocation Portfolio
• Morningstar Conservative ETF Asset Allocation Portfolio
• Morningstar Income and Growth ETF Asset Allocation Portfolio
• PIMCO VIT Global Diversified Allocation Portfolio
• SFT Dynamic Managed Volatility Fund
• SFT Managed Volatility Equity Fund
• TOPS® Managed Risk Balanced ETF Portfolio
• TOPS® Managed Risk Flex ETF Portfolio
• TOPS® Managed Risk Growth ETF Portfolio
• TOPS® Managed Risk Moderate Growth ETF Portfolio
Each of the Morningstar ETF Asset Allocation Portfolios and the TOPS® ETF Managed Risk Portfolios is a Fund of Funds. Each Portfolio invests in underlying exchange traded funds, also called “ETFs”. The risks and objectives of each allowable Sub-Account are described in detail that Sub-Account’s prospectus which is part of the underlying Funds prospectus.
c) The CustomChoice Allocation Option: This option requires that you allocate Purchase Payments or your Contract Value among a number of allocation “groups” according to specific percentage limitations. There are also percentage allocation limitations for the individual Funds within each group. If you elect the CustomChoice Allocation Option, your Contract Value will be automatically rebalanced each quarter. The allocation groups, allocation limitations, details on automatic rebalancing, and a complete description of the CustomChoice Allocation Option are described in detail in this Prospectus in the section entitled ‘Description of the Contract’.
The allowable Focused Portfolio Strategies, allowable Sub-Accounts and CustomChoice Allocation Option are each designed to provide different asset allocation options to you, with differing risk characteristics and objectives. In selecting an allocation option you should consider your personal objectives, investment time horizons, risk tolerance and other financial circumstances. You may also wish to ask your representative for assistance in selecting an option. Asset allocation does not ensure a profit or protect against a loss in a declining market. The purpose of the investment restriction is to reduce the volatility in investment performance and such reduced volatility may reduce the return on your investments. As a result, the investment restriction may lessen the likelihood that you will receive benefits under the optional rider that are in excess of your Contract Value.
You may reallocate the full Contract Value from the current allocation plan to another available allocation plan approved by us for use with this rider. Any reallocation request must be received in our home office by written request or other form acceptable to us. The reallocation will be effective on the Valuation Date coincident with or next following the day we receive the complete request at our home office. We reserve the right to add, delete, or modify allocation plans at any time. In the event you make an additional Purchase Payment or request a transfer to an allocation plan that is no longer available, you will be required to provide a new allocation to one of the allocation plans available at the time of your request. We are currently waiving this requirement with respect to additional Purchase Payments to the contract. If you do not make an additional Purchase Payment and you do not request a transfer to an allocation plan that is no longer available, you will not be impacted by the addition, deletion, or modification of the allocation plan. To terminate participation in an allocation plan, you must allocate your entire Contract Value to another allocation plan approved for use with this rider.
Effect of Payment of Death Benefit
If the Owner dies before the GWB is reduced to zero and there is Contract Value, the beneficiary may elect to take the death benefit under the contract and the contract and this option will terminate.
Alternatively, the beneficiary may be able to elect to continue this option (and the contract) by taking withdrawals equal in an amount to the GAW annually, over a period no longer than the beneficiary’s life expectancy. If the beneficiary elects to continue this option, the charges for this option will continue to apply. If withdrawals of the GAW annually would extend beyond the beneficiary’s life expectancy, the beneficiary will not be able to elect to continue the rider and the GMWB will terminate and the beneficiary will be required to take the death benefit under the contract. Any option elected by the beneficiary must comply with Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable. A beneficiary may contact us for the life expectancy according to the mortality tables.
Rider Termination
Beginning seven Contract Years after the GMWB effective date the Owner may elect to cancel this contract option. You must request the cancellation in writing within 30 days prior to the applicable Contract Anniversary in a form satisfactory to us. Once cancelled the GMWB may not be elected again until the next Contract Anniversary.
The contract option will automatically terminate at the earliest of the following:
•	if the GWB is reduced to zero; or
•	if the contract to which this rider is attached is surrendered, applied to provide Annuity Payments, or otherwise terminated; or
•	if the contract’s death benefits are paid as a lump sum to a beneficiary under the terms of the contract.
Upon termination of this rider, the benefits and charges within this rider will terminate. A pro rata amount of the rider charge will be deducted upon termination of this rider or surrender of the contract.

Annuity Payments
On annuity commencement or when your contract reaches its Maturity Date, and if we have not agreed to an extension of the Maturity Date, your Contract Value will be applied to an annuity option you have selected and this contract option and its benefits will terminate. In the case of a partial annuitization, the amount of Contract Value applied to provide Annuity Payments will be treated as a withdrawal from the contract.
If the GMWB option is still in effect and Annuity Payments are required to begin you may choose an additional annuity option. This annuity option provides a Fixed Annuity Payment equivalent on an annual basis to your maximum GAW, until the GWB is reduced to zero, at which point Annuity Payments will cease. This option will generally be more favorable when your remaining benefit value is greater than the current Contract Value and you believe it is unlikely your Contract Value will exceed the remaining benefit value in the future. You should examine your circumstances and options carefully before making any election. You should consider requesting an annuitization illustration if you have any questions about which annuity option is appropriate for you.
General Information
The Company — Minnesota Life Insurance Company
We are Minnesota Life Insurance Company (“Minnesota Life”), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company (“Minnesota Mutual”), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” Minnesota Mutual continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company” (“Minnesota Life”). All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.”, which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company”, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. our home office address, telephone and internet address are shown on the cover page. We are licensed to engage in the life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico.
The Separate Account — Variable Annuity Account
We established the Variable Annuity Account on September 10, 1984, in accordance with Minnesota law. The Separate Account is registered as a “unit investment trust” with the SEC under the Investment Company Act of 1940.
The Variable Annuity Account has Sub-Accounts to which you may allocate Purchase Payments. Each Sub-Account invests in shares of a corresponding Portfolio. Additional Sub-Accounts may be added at our discretion.
The assets of the Variable Annuity Account are not chargeable with liabilities arising out of any other business we may conduct. The investment performance of the Variable Annuity Account is entirely independent of the investment performance of our General Account, the Guaranteed Interest Options, and our other Separate Accounts. All obligations under the contracts are our general corporate obligations.

The General Account is not segregated or insulated from the claims of insurance company creditors. Investors look to the financial strength of the insurance company for its insurance guarantees. Guarantees provided by the insurance company as to the benefits promised in the contract are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may default on its obligations under those guarantees.
Changes to the Separate Account — Additions, Deletions or Substitutions
We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the Sub-Accounts of the Variable Annuity Account. If an investment in a Portfolio should no longer be possible or if we determine it becomes inappropriate for these contracts, we may substitute another Portfolio. Substitution may be with respect to existing accumulation values, future Purchase Payments or future Annuity Payments.
We also reserve the right to add, combine or remove any Sub-Accounts of the Variable Annuity Account. Sub-Accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. We will use similar considerations in determining whether to eliminate one or more of the Sub-Accounts of the Variable Annuity Account. The addition of any investment option may be made available to existing Owners on whatever basis we determine.
We also reserve the right, when permitted by law, to de-register the Variable Annuity Account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the Owners, and to combine the Variable Annuity Account with one or more of our other Separate Accounts.
The Portfolios serve as the underlying investment medium for amounts invested in life insurance company Separate Accounts funding both variable life insurance policies and Variable Annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Portfolio is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the Owners of variable life insurance policies and Variable Annuity contracts to invest in the Portfolio at the same time, or (ii) the Owners of such policies and contracts issued by different life insurance companies to invest in the Portfolio at the same time, or (iii) participating qualified plans to invest in shares of the Portfolio at the same time as one or more life insurance companies. Neither the Portfolio nor Minnesota Life currently foresees any disadvantage, but if the Portfolio determines that there is any such disadvantage due to a material conflict of interest between such policy Owners and Owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Portfolio’s Board of Directors will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Portfolio shares with respect to certain groups of policy Owners or Owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.
Compensation Paid for the Sale of Contracts
Securian Financial Services, Inc. (“Securian Financial”), an affiliate of Minnesota Life that has the same principal business address, is the principal underwriter of the contract. Securian Financial and other authorized broker-dealers sell contracts through their registered representatives, each of whom is also an insurance agent appointed by Minnesota Life. Commissions for the sale of contracts by broker-dealers other than Securian Financial are paid directly to such broker-dealers by Minnesota Life, in all cases as agent for Securian Financial, and as authorized by the broker-dealers. The amount of commission received by an individual registered representative in connection with the sale of a contract is determined by his or her broker-dealer. In the case of contracts sold by registered representatives of Securian Financial, commissions are paid directly to such registered representatives by Minnesota Life as agent for Securian Financial. Minnesota Life also pays compensation as agent for Securian Financial to general agents of Minnesota Life who are also Securian Financial registered representatives. The commissions and compensation described in this paragraph, and the payments to broker-dealers described below, do not result in charges against the contract that are in addition to the contract charges described elsewhere in this Prospectus. The following is a list of broker-dealers that are affiliated with Minnesota Life:
Securian Financial Services, Inc.
CRI Securities, LLC
Commissions
Commissions paid to broker-dealers, and indirectly to registered representatives (including registered representatives of Securian Financial), will vary depending on a number of different factors, including the charge structure of the selected contract, the age of the Owner at the time the Purchase Payment generating the commission is paid, and whether Annuity Payments will begin within twelve months of the date the contract is issued. Subject to these factors, broker-dealers are typically paid base commissions for the sale of contracts pursuant to a standard schedule of broker-dealer commissions. These base commissions may be paid in the form of a front-end commission calculated as a percentage of Purchase Payments, an asset-based (or “trail”) commission calculated as a percentage of Contract Value, or a combination of both. The maximum front-end base commission is 7.00% of Purchase Payments. We do not pay any additional compensation on the sale or exercise of any of the contract’s optional benefit riders offered.
Additional Payments
From time to time certain broker-dealers may receive additional compensation. Subject to FINRA and other applicable rules, Minnesota Life (or its affiliate(s)) may also choose to make the following types of payments to help encourage the sale of its products.
Additional Payment Type	Description or examples of payment
Payments for Access or Visibility	Access to registered representatives and/or broker dealers such as one-on-one wholesaler visits or attendance at national/regional sales meetings or similar events; inclusion of our products on a broker-dealer’s “preferred list”; participation in or visibility at national and/or regional conferences; articles in broker-dealer or similar publications promoting our services or products
Payments for Gifts & Entertainment	Occasional meals and/or entertainment, tickets to sporting/other events, and other gifts.
Payments for Marketing Support	Joint marketing campaigns, broker-dealer event participation/advertising; sponsorship of broker-dealer sales contests or promotions in which participants (including registered representatives) receive prizes such as travel, awards, merchandise or other recognition

Additional Payment Type	Description or examples of payment
Payments for Technical Type Support	Sales support through the provision of hardware, software, or links to our websites from broker-dealer websites and other expense allowance or reimbursement
Payments for Training	Educational, due diligence, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
These additional payments may be either in the form of front-end commissions in excess of base commissions or in the form of marketing allowances. We may also pay to qualifying Securian Financial registered representatives additional amounts based on their production. Additional payments are intended to provide further encouragement to broker-dealers to sell contracts, and are paid based on a determination by Minnesota Life and Securian Financial of a broker-dealer’s ability and willingness to promote and market the contracts. In no event will total front-end commissions paid to broker-dealers in connection with sales of contracts exceed 7.25% of Purchase Payments (i.e., base commission plus additional payments). Aggregate trail commissions, which also recognize the on-going services of registered representatives that contribute to contract Owner retention and satisfaction, are not subject to an upper limit and may, over time, exceed 7.25% of Purchase Payments.
Non-Cash Compensation
In accordance with FINRA rules, on the sales of all insurance policies by registered representatives of Securian Financial, we and Securian Financial may award credits which allow those registered representatives who are responsible for the sales of the insurance products to attend conventions and other meetings sponsored by us or our affiliates for the purpose of promoting the sale of insurance and/or investment products offered by us and our affiliates. Such credits also cover the registered representatives’ transportation, hotel accommodations, meals, registration fees and the like. We will also pay to qualifying Securian Financial registered representatives additional amounts based on their production or persistency. Finally, qualifying registered representatives of Securian Financial are also eligible for financing arrangements, company-paid training, group health and/or life insurance benefits, retirement benefits, deferred compensation benefits and other benefits based on their contract with us. All of these programs are designed to encourage Securian Financial’s registered representatives to sell Minnesota Life’s products, including the contracts described in this prospectus.
All of the compensation described here, and other compensation or benefits provided by Minnesota Life or our affiliates, may be more or less than the overall compensation on similar or other products. The amount and/or structure of the compensation may influence your registered representative, broker-dealer or selling institution to present this contract over other investment alternatives. However, the differences in compensation may also reflect differences in sales effort or ongoing customer services expected of the registered representative or the broker-dealer. You may ask your registered representative about these differences and how he or she and his or her broker- dealer are compensated for selling the contracts.
Payments Made by Underlying Mutual Funds
Minnesota Life pays the costs of selling contracts, some of which are described in more detail elsewhere in this Prospectus, which benefits the underlying mutual funds by providing increased distribution of the shares of such Funds. The underlying mutual funds, or their investment advisers or principal underwriters, may pay Minnesota Life (or Minnesota Life affiliates) a fee for the purpose of reimbursing

Minnesota Life for the costs of certain distribution or operational services that Minnesota Life provides and that benefit the Funds. Payments from an underlying Fund that relate to distribution services are made pursuant to the Fund’s 12b-1 plan, under which the payments are deducted from the Fund’s assets and described in the fee table included in the Fund’s prospectus. 12b-1 payments from underlying Funds range in amount from 0% to 0.45% of Fund assets held in the Separate Account.
In addition, payments may be made pursuant to service/administration agreements between Minnesota Life (or Minnesota Life affiliates) and the underlying mutual fund’s investment adviser (or its affiliates), in which case payments are typically made from assets of that firm and not from the assets of the Fund. These payments, which are sometimes known as revenue sharing, are in addition to the 12b-1 fees and those other fees and expenses incurred by a Fund and disclosed in its prospectus fee table. Service and administrative payments are paid to Minnesota Life or its affiliates for such things as Minnesota Life’s aggregation of all Owner purchase, redemption, and transfer requests within the Sub-Accounts of the Separate Account each Business Day and the submission of one net purchase/redemption request to each underlying mutual fund. When the Separate Account aggregates such transactions through the Separate Account’s omnibus account with an underlying mutual fund, the Fund avoids the expenses associated with processing individual transactions. Because Funds selected for inclusion in the contract may also benefit from expanded marketing opportunities as a result of such inclusion, a Fund’s investment adviser (or its affiliates) may have an incentive to make such payments regardless of other benefits the Fund may derive from services performed by Minnesota Life. Service and administrative payments received by Minnesota Life or its affiliates range in amount from 0% to 0.35% of Fund assets held in the Separate Account.
Minnesota Life took into consideration anticipated payments from underlying mutual funds and their investment advisers (or the advisers’ affiliates) when it determined the charges that are assessed under the contract. Without these payments, certain contract charges would likely be higher than they are currently. All of the underlying mutual funds offered in the contract currently pay 12b-1 fees to Minnesota Life, and some but not all of such Funds’ investment advisers (or the advisers’ affiliates) currently pay service or administrative fees to Minnesota Life.
Minnesota Life considers profitability when determining the charges in the contract. In early Contract Years, Minnesota Life does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher. Minnesota Life does, however, anticipate earning a profit in later Contract Years. In general, Minnesota Life’s profit will be greater the longer a contract is held and the greater a contract’s investment return.
Fixed Account(s) and the Guaranteed Term Account
The Guaranteed Term Account is not available to contracts issued on or after June 1, 2011 (or such later date if approved later in your state).
The interests of Owners arising from the allocation of Purchase Payments or the transfer of Contract Values to a Fixed Account or one of the Guarantee Periods of the Guaranteed Term Account, are not registered under the Securities Act of 1933, nor is either registered as an investment company under the Investment Company Act of 1940. Accordingly, such interests are not subject to the provisions of those acts that would apply if registration under such acts was required.

The guaranteed interest rate on new amounts allocated to the DCA Fixed Account or a Guarantee Period is determined from time-to-time by Minnesota Life in accordance with existing market conditions. In no event will the guaranteed rate of interest be less than the minimum guaranteed rate of interest as stated in your contract. Once an interest rate is established for a Guarantee Period, it is guaranteed for the duration of the stated period and may not be changed by Minnesota Life.
The Guaranteed Term Account is a Separate Account of Minnesota Life titled “Modified Guaranteed Annuity Fixed Separate Account”. There are no units in this Separate Account. Amounts allocated to this Separate Account do not participate in the investment gain or loss in the Separate Account. Such gain or loss accrues solely to Minnesota Life. We retain the risk that the value of the assets in this Separate Account may drop below the reserves and other liabilities we must maintain. Should this occur, Minnesota Life may transfer assets from its General Account to this Separate Account to make up the difference. Minnesota Life also reserves the right to transfer to its General Account any assets of this Separate Account in excess of the required reserves and liabilities. We maintain assets in this Separate Account for other Minnesota Life annuities.
Guarantee Periods of the Guaranteed Term Account. There are four Guarantee Periods of the Guaranteed Term Account. These provide for the accumulation of interest at a guaranteed interest rate when held for three, five, seven and ten year periods. Minnesota Life may offer additional Guarantee Periods at its discretion. It also may at any time stop accepting new Purchase Payments, transfers or renewals for a particular Guarantee Period. The Guaranteed Term Account is not available in all states.
Owners may allocate Purchase Payments, or make transfers from or to Guarantee Periods at any time prior to the Annuity Commencement Date as long as the Guarantee Period for such allocation does not extend past the contract Maturity Date. Minnesota Life establishes a separate entry in the Guaranteed Term Account for accounting and interest rate purposes each time the Owner allocates or transfers amounts to the Guaranteed Term Account Guarantee Period option.
Renewals. At the end of a Guarantee Period, the Owner may establish a new Guarantee Period with the same Guarantee Period at the then current interest rate, select a different Guaranteed Term Account Guarantee Period option or transfer the amounts to a Variable Annuity Account option, or those amounts may be withdrawn from the contract (though such amounts withdrawn may be subject to a DSC and/or Recapture as Credit Enhancement). You may make your election during the period 30 days immediately following the renewal date of each Guarantee Period without having the Market Value Adjustment applied.
If the Owner does not specify the Guarantee Period option desired at the time of renewal, Minnesota Life will automatically renew the funds held in that Guarantee Period option for the same duration at the newly established interest rate, provided, however, that we will select a period which does not extend beyond the Maturity Date or any previously elected annuitization date. The interest rate applicable to the new Guarantee Period may be higher or lower than the interest rate which was credited to the expired Guarantee Period. If, at the time of renewal, a Guarantee Period of the same duration is no longer available, Minnesota Life will select the next shortest available Guarantee Period. If no Guarantee Period of the Guaranteed Term Account is available, we will allocate the funds to be renewed to the government money market Sub-Account.
Market Value Adjustment. Amounts surrendered, withdrawn, transferred or applied to provide Annuity Payments from a Guarantee Period of the Guaranteed Term Account prior to the renewal date may be subject to a Market Value Adjustment. The Market Value Adjustment may increase or decrease the amount of the Guarantee Period value which is being transferred, withdrawn or surrendered.

The Market Value Adjustment will be calculated by multiplying the amount transferred, withdrawn, or surrendered by the market value adjustment factor. The market value adjustment factor is equal to:
where	i	=	Swap Rate for the week prior to the date of allocation into the Guaranteed Term Account for a maturity equal to the Guarantee Period.
	j	=	Swap Rate for the week prior to the date of surrender, withdrawal, transfer or application to provide Annuity Payments with a maturity equal to the number of whole months remaining in the Guarantee Period.
	n	=	the number of whole months remaining in the Guarantee Period.
If a Swap Rate maturity is not available for the necessary period, we will determine the rate by linear interpolation based on the Swap Rates with maturity closest to the period being measured. If Swap Rates are no longer available we will use an appropriate rate approved by the insurance department of the state which has jurisdiction over the contract.
We guarantee that the amount of the Market Value Adjustment will never exceed, in a positive or negative direction, the excess interest earned on the Guarantee Period from which the withdrawal, surrender, amount applied to provide Annuity Payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a Guarantee Period of the Guaranteed Term Account in excess of interest earned based on the minimum guaranteed interest rate for the Guarantee Period.
There will be no Market Value Adjustment in the following situations:
(a)	transfers, withdrawals, surrenders and amounts applied to provide Annuity Payments occurring within 30 days immediately following the renewal date of each Guarantee Period;
(b)	amounts payable as a death benefit; and
(c)	amounts withdrawn from the Guaranteed Term Account to pay any annual maintenance fee, transfer charge or periodic charges if any, for optional benefit riders.
However, amounts withdrawn or surrendered may be subject to the deferred sales charge.
Transfers. Prior to the Annuity Commencement Date, the Owner may transfer amounts between or among the Guarantee Periods of the Guaranteed Term Account or from a Guarantee Period to the Variable Annuity Account. The Market Value Adjustment, if applicable, may increase or decrease the amount of the transfer. For further information regarding transfers, see the heading “Transfers” in this Prospectus.
The Owner must specify the Guarantee Period from or to which a transfer is to be made.
Withdrawals. The Owner may make withdrawals of, or may surrender amounts held in Guarantee Periods of the Guaranteed Term Account at any time prior to death and prior to the start of Annuity Payments. Withdrawals from Guarantee Periods of the Guaranteed Term Account will be made in the same manner and be subject to the same limitations as set forth under the heading “Withdrawals and Surrender” in this Prospectus. In addition, the following provisions apply to withdrawals from the Guarantee Periods of the Guaranteed Term Account or other Fixed Accounts:
(1)	Minnesota Life reserves the right to defer payment of amounts withdrawn from Guarantee Periods of the Guaranteed Term Account or other Fixed Accounts for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, Minnesota Life will pay interest on the amount deferred at a rate not less than the minimum guaranteed interest rate as stated in your contract);
(2)	if there are multiple investment entries under a Guarantee Period of the Guaranteed Term Account, amounts will be withdrawn from such accounts on a first-in-first-out basis; and
(3)	the Market Value Adjustment described above may apply to withdrawals from any Guarantee Period of the Guaranteed Term Account.
In the case of a contract surrender, the Market Value Adjustment to each Guarantee Period option, if applicable, will be calculated using the full amount in that Guarantee Period option, and the amount of the adjustment will be added to or subtracted from such amount and paid to the Owner. In the case of a withdrawal, the Market Value Adjustment to each Guarantee Period option affected by the withdrawal will be calculated using the full amount to be taken from that Guarantee Period in order to provide the amount requested, after application of the adjustment and deduction of applicable charges, and the amount of the adjustment will be added to or subtracted from the Contract Value remaining after payment of the requested amount.
Withdrawals from the contract may also be subject to income tax and a 10% penalty tax. Retirement plan limitations may also apply. See the heading “Federal Tax Status”, in this Prospectus.
Voting Rights
We will vote the Portfolio shares held in the Variable Annuity Account at shareholder meetings of the Portfolios. We will vote shares attributable to contracts in accordance with instructions received from Owners with voting interests in each Sub-Account of the Variable Annuity Account. We will vote shares for which no instructions are received and shares not attributable to contracts in the same proportion as shares for which instructions have been received. The number of votes for which an Owner may provide instructions will be calculated separately for each Sub-Account of the Variable Annuity Account. One of the effects of proportional voting is that a small number of Owners may determine the outcome of the vote. If applicable laws should change so that we were allowed to vote shares in our own right, then we may elect to do so.
During the accumulation period, you hold the voting interest in the contract. The number of votes will be determined by dividing the Contract Value of the contract attributable to each Sub-Account of the Variable Annuity Account by the net asset value per share of the Portfolio shares held by that Sub-Account.
During the annuity period the Owner holds the voting interest in the contract. The number of votes will be determined by dividing the reserve for each contract allocated to each Sub-Account of the Variable Annuity Account by the net asset value per share of the Portfolio shares held by that Sub-Account. After an annuity begins, the votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, we count fractional shares.
We shall notify you of a Portfolio shareholders’ meeting if the contract has shares to vote. We will also send proxy materials and a form of instruction so that you can instruct us with respect to voting.

Federal Tax Status
Introduction
Our tax discussion in this Prospectus is general in nature and is not intended as tax advice. You should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service (“IRS”). The contract may be purchased on a non-tax qualified basis or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under Sections 401(a), 403(b), 408(b), 408A or 457 of the Code (“Tax Qualified Accounts”). We discontinued issuing this annuity contract to Section 403(b) Plans on May 1, 2008. The ultimate effect of federal income taxes on the amounts held under a contract, on Annuity Payments, and on the economic benefit to the Owner or the beneficiary(ies) may depend on the tax status of the individual concerned.
In U.S. v Windsor, the U.S. Supreme Court held a portion of the Defense of Marriage Act unconstitutional. As a result, same sex couples who are married under applicable state and District of Columbia law will now be treated as spouses under federal law. In Revenue Ruling 2013-17, the U.S. Department of the Treasury (the “Treasury Department”) and the Internal Revenue Service (“IRS”) clarified their position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction that recognizes same sex marriage, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside.
Furthermore, in Obergeffel v. Hodges, the U.S. Supreme Court ruled that the Fourteenth Amendment to the U.S. Constitution requires the States to license marriages between persons of the same sex and to recognize marriages of same sex couples performed lawfully in other states. The practical effect of this rule is that same sex marriages will now be recognized by the federal government and by each and every state. However, the Treasury Department and IRS did not recognize civil unions or registered domestic partnerships as marriages for federal tax purposes. Currently, if the state where a civil union or a registered domestic partnership occurred does not recognize the arrangement as a marriage, it is not a marriage for federal tax purposes.
There are specific rules for the taxation of annuity products. In many cases, these rules differ from tax rules which apply to other types of investments. For example, as an illustration of points more fully discussed below, a gain recognized upon a withdrawal from an annuity contract may be taxed differently than the gain on the sale of other types of investments, such as corporate stock, bonds or mutual funds. The gain in an annuity contract, represented by the difference between the cash value and the sum of the Purchase Payments paid into the contract, is taxed as ordinary income. By contrast, the sale of shares of corporate stock, bonds or mutual funds would be taxed as capital gains based upon the difference between the sale price and the purchase price. Depending upon how long the corporate stock, bonds or mutual funds were held, the Owner may be entitled to reduced tax rates applicable to long term capital gains.
For Variable Annuity contracts, increases in Contract Values attributable to dividends and interest from underlying investment Funds are not currently taxed, but instead the taxation of such gains is deferred until there is a withdrawal, contract surrender, or Annuity Payments begin, at which time they are taxed as ordinary income (as described above). This favorable treatment allows the value of the contract to remain undiminished and allows the Owner to determine the timing of the receipt of taxable income. Note, however, that Variable Annuity contracts held in Tax Qualified Accounts do not provide any additional tax deferral benefit. A Tax Qualified Account independently provides a tax deferral benefit for gains on all assets held in such an account. By contrast, the Owner of a corporate stock, bond or mutual fund held on a non-tax qualified basis who receives dividends or interest, whether in cash or as automatic reinvestments, must report such income as taxable on an annual basis. In some cases, the receipt of dividends from corporate stocks and mutual funds may enjoy favorable tax rates.
This prospectus makes no representation as to the tax rules which apply to those other types of investments and the discussion which follows makes no comparison of the described insurance products to such other investments. For a complete discussion of matters relating to taxation and the tax impact on your investments or for a comparison of taxation differences between investment products and types, please see your tax adviser.
Taxation of Minnesota Life and the Variable Annuity Account
We are taxed as a “life insurance company” under the Code. The operations of the Variable Annuity Account form a part of, and are taxed with, our other business activities. Currently, we pay no federal income tax on any investment income received by the Variable Annuity Account or on capital gains arising from the Variable Annuity Account’s activities. The Variable Annuity Account is not taxed as a “regulated investment company” under the Code and we do not anticipate any change in that tax status.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include foreign tax credits which can be material. We do not pass these benefits through to the Separate Accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Separate Account receives; and (ii) under applicable income tax law, Owners are not the Owners of the assets generating the benefits.
Taxation of Annuity Contracts in General
Section 72 of the Code governs the taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are generally imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as Annuity Payments under the annuity option elected. As a general rule, annuity contracts held by an entity (such as a corporation or trust) that is not a natural person are not treated as annuity contracts for federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the Owner of the contract during the taxable year. There is an exception to this general rule for Qualified Contracts described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.
There is also an exception to this general rule for immediate annuity contracts. An immediate annuity contract for these purposes is an annuity: (i) purchased with a single premium or annuity consideration, (ii) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (iii) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.
If you do not annuitize your Non-Qualified Contract on or before the Maturity Date, it is possible that the IRS could challenge the status of your contract as an annuity contract for tax purposes. The result of such a challenge could be that you would be viewed as either constructively receiving the increase in the Contract Value each year from the inception of the contract or the entire increase in the Contract Value would be taxable in the year you reach the Maturity Date. In either situation, you could realize taxable income even if the contract proceeds are not distributed to you at that time. Accordingly, before purchasing a contract, you should consult your tax advisor with respect to these issues.
Diversification Requirements
Section 817(h) of the Code authorizes the Treasury Department to set standards by regulation or otherwise for the investments of the Variable Annuity Account to be “adequately diversified” in order for the contract to be treated as an annuity contract for federal income tax purposes. The diversification requirements of Section 817(h) do not apply to Qualified Contracts which are described in Sections 401(a), 403(a), 403(b), 408, 408A or 457(b) of the Code.
The Variable Annuity Account, through the Fund Portfolios, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Portfolio’s assets may be invested. Although the investment adviser of the Securian Funds Trust is an affiliate of ours, we do not control the Securian Funds Trust nor the investments of its Funds. Nonetheless, we believe that each Fund of the Securian Funds Trust in which the Variable Annuity Account owns shares will be operated in compliance with the requirements prescribed by the Treasury Department. Owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of the Variable Annuity Account to be deemed to be “adequately diversified”.
Ownership Treatment
In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the Owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the Owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the Owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between an Owner and the insurance company regarding the availability of a particular investment option and other than an Owner’s right to allocate premiums and transfer funds among the available Sub-Accounts, all investment decisions concerning the Sub-Accounts were made by the insurance company or an investment advisor in its sole and absolute discretion. Rev. Rul. 2003-91 states that the determination of whether the Owner of a variable contract is to be treated as the Owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.
The IRS has further amplified and clarified its position in Rev. Rul. 2003-91 by issuing new regulations in 2005 and additional Revenue Rulings. Minnesota Life believes that the regulations and additional rulings are meant to clarify the IRS position in Rev. Rul. 2003-91 and that the ownership rights of an Owner under the contract will not result in any Owner being treated as the Owner of the assets of the Variable Annuity Account. However, Minnesota Life does not know whether the IRS will issue additional guidance that will place restrictions on such ownership rights. Therefore, Minnesota Life reserves the right to modify the contract as necessary to attempt to prevent a Owner from being considered the Owner of a pro rata share of the assets of the Variable Annuity Account.

Taxation of Partial and Full Withdrawals
For payments made in the event of a full surrender of an annuity that is not part of a qualified program, the taxable portion of the amount you receive is generally the amount in excess of the “investment in the contract” (i.e., Purchase Payments less any amounts previously received from the contract which were not included in income). Amounts withdrawn upon a partial withdrawal from a Variable Annuity contract that is not part of a qualified program are treated first as taxable income to the extent of the excess of the Contract Value over the investment in the contract. This will also be true if you take withdrawals under one of the optional living benefit riders. All taxable amounts received under an annuity contract are subject to tax at ordinary rather than capital gain tax rates.
In the case of a withdrawal under an annuity that is part of a tax-qualified retirement plan, a portion of the amount received is taxable based on the ratio of the “investment in the contract” to the individual’s balance in the retirement plan, generally the value of the annuity. The “investment in the contract” generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was neither deductible when made nor excludable from the gross income of the individual. For annuities issued in connection with qualified retirement plans, the “investment in the contract” can be zero.
Section 1035 Exchanges
An annuity contract may be fully or partially exchanged for another annuity contract in a tax-free exchange under IRC §1035. Historically, the IRS challenged attempts by taxpayers to exchange part of an annuity contract for a new annuity contract (a “Partial Exchange”). IRS rulings over the last several years have allowed annuity contract holders to make Partial Exchanges under certain conditions. If this contract is received in a Partial Exchange or is Partially Exchanged for another annuity contract, withdrawals taken from either annuity contract within 180 days from the date of the Partial Exchange may have adverse tax consequences. You should consult your tax advisor before entering into a Partial Exchange.
Taxation of Annuity Payments
The taxable portion of an Annuity Payment is generally equal to the excess of the payment over the exclusion amount. In the case of a Fixed Annuity Payment, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected return under the contract (determined under Treasury Department regulations). In the case of Variable Annuity Payments, the exclusion amount is generally determined by a formula that establishes the ratio of the investment in the contract to the expected number of payments to be made (determined by Treasury Department regulations which take into account the annuitant’s life expectancy and the form of annuity benefit selected). The taxable portion of an Annuity Payment is taxed at ordinary income rates. Once the total amount of the investment under the contract is excluded using this ratio, Annuity Payments will be fully taxable.
Taxes Payable on Optional Riders
The GMWB, GLWB, and single and joint versions of GLWB II, Encore, Ovation, Ovation II, and each of the MyPath Lifetime Income optional rider options provide benefits that are different from the usual benefits available under Variable Annuity contracts. If you elect these options a contract Owner or beneficiary may be allowed to take withdrawals under the option even after the Contract Value is equal to zero. Like any withdrawal under the option it is treated as a withdrawal from the contract for income tax purposes. If the investment in the contract has been fully recovered for tax purposes see “Taxation of Partial and Full Withdrawals”, then these withdrawals are generally included in the taxpayer’s income.

Taxation of Death Benefit Proceeds
Death benefit payments are generally taxable to the recipient. Death benefits paid upon the death of an Owner generally are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the investment in the contract is not affected by the Owner’s death. That is, the investment in the contract remains the amount of any Purchase Payments paid which were not excluded from gross income.
As previously stated elsewhere in this prospectus, the SECURE Act changed death benefit options that are available to beneficiaries of annuity contracts held in qualified plans or IRA's. Additional discussion of the changes can be found below.
Medicare Tax
Beginning in 2013, distributions from Non-Qualified Contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may apply to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly, and $125,000 for married filing separately.) Please consult your tax adviser for more information.
Penalty Tax on Premature Distributions
The Code imposes a 10% penalty tax on the taxable portion of certain distributions from annuity contracts. This additional tax does not apply where the payment is made under an immediate annuity contract, as defined above, or:
•	where the taxpayer is 59 ½ or older,
•	where payment is made on account of the taxpayer’s disability, or
•	where payment is made by reason of the death of the Owner, and
•	in certain other circumstances.
The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments (not less frequently than annually), where they are made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary. For tax qualified employer-sponsored retirement plans, this exception to the 10% additional tax applies only if payments begin after separation from service.
For some types of tax qualified retirement plans, other tax penalties may apply to certain distributions.
Aggregation of Contracts
For purposes of determining an Owner’s gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same Owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through the ownership of serial contracts or otherwise.

Assignment or Pledges
Transfers, assignments and certain designations of Annuitants or payees can have tax consequences. A transfer of ownership of a contract, a pledge of any interest in a contract as security for a loan, the designation of an Annuitant or payee who is not also the Owner, or the assignment of the contract may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. If you are contemplating such a transfer, pledge, designation or assignment, you should consult a competent tax adviser about its potential tax effects.
Required Distributions
In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract issued after January 18, 1985 to provide that:
(a)	if an Owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner’s death; and
(b)	if an Owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the Owner’s death.
The requirements of (b) above will be considered satisfied with respect to any portion of the Owner’s interest which is payable to or for the benefit of a “designated beneficiary” who is a natural person, is distributed over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that Owner’s death. The Owner’s “designated beneficiary”, who must be a natural person, is the person designated by the Owner as a beneficiary. If the Owner’s “designated beneficiary” is the surviving spouse of the Owner, however, the contract may be continued with the surviving spouse as the new Owner.
Non-Qualified Contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such contract provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.
Similar rules existed for qualified retirement and individual retirement annuity contracts prior to the SECURE Act becoming effective on January 1, 2020. See the “Tax Qualified Programs” discussion for an explanation of the SECURE Act changes.
Possible Changes in Taxation
Although the likelihood of there being any change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, taking effect before the date the legislation is passed). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

Tax Qualified Programs
The contract is designed for use with several types of individual and employer-sponsored retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:
•	contributions in excess of specified limits;
•	distributions prior to age 59 ½ (subject to certain exceptions);
•	distributions that do not conform to specified minimum distribution rules; and
•	other specified circumstances.
We make no attempt to provide more than general information about the use of annuities with the various types of retirement plans. Tax deferral under annuity contracts purchased in connection with tax qualified plans arises under the specific provisions of the Code governing the tax qualified plan, so a contract should be purchased only for the features and benefits other than tax deferral that are available under an annuity contract purchased in connection with tax qualified plans, and not for the purpose of obtaining tax deferral. The rights of any person to any benefits under annuity contracts purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. If you intend to purchase a contract for use with any retirement plan you should consult your legal counsel and tax adviser regarding the suitability of the contract.
Any annuity contract that is part of a tax qualified retirement plan must comply with the required minimum distribution (RMD) provisions of the Code, and the implementing regulations. A failure to comply with the RMD requirements will generally result in the imposition of an excise tax on the recipient equal to 50% of the amount by which the RMD exceeds the amount actually distributed. Under certain limited circumstances IRS regulations permit partial withdrawals from your tax qualified retirement plan contract after Annuity Payments have begun after the required beginning date without violating the RMD rules. We will notify any holder of a contract under a tax qualified plan who requests such a partial withdrawal of the effects of the withdrawal on the contract prior to processing the withdrawal.
To the extent the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.
In accordance with recent changes in laws and regulations RMDs must be calculated based on the sum of the Contract Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the RMDs may be larger than if the calculation were based on the Contract Value alone. This may result in an earlier (but not before the required beginning date) distribution under the contract and an increased amount of taxable income distributed to the Owner, and a reduction of death benefits and the benefits of any optional riders.
IRA Rollovers. The Internal Revenue Service issued guidance effective on January 1, 2015 that limits the use of indirect rollovers for individual retirement accounts (IRA’s). As of that date, IRA account holders will be limited to one indirect rollover for all IRA accounts in any twelve month period. The twelve month period is measured from the date of the last indirect rollover. An indirect rollover occurs when you take a distribution in cash from your IRA with the intention of transferring it to another IRA within the 60 day period allowed under the Code. This new guidance does not affect direct rollovers where an unlimited number of transfers from one IRA trustee directly to another IRA trustee may be made in a twelve month period. You should consult your tax advisor regarding rollovers of annuity contracts held in IRA’s.
SECURE Act Changes
RMD Rules. The SECURE Act changed the RMD rules for annuities held in qualified plans and IRA’s where Sections 401(a) and 457 apply. The changes impact the date when RMD’s must begin and limit the amount of time over which most Beneficiaries of qualified plans and IRA’s may take distributions after the death of the plan participant or IRA contract owner.
For qualified plan participants and IRA account holders who turned age 70 ½ prior to December 31, 2019, the prior rules apply, and they must begin taking distributions no later than the later of April 1 of the calendar year following the calendar year in which they: (i) reach age 70 ½, or (ii) if they are still working, the date they retire. If the plan participant, or IRA contract owner, is a “5 percent Owner” of the business (as defined in the Code), the general rule is that they may not wait until they retire from working, they must begin taking distributions by April 1 of the year following the calendar year in which they reach 70 ½.
For qualified plan participants and IRA account holders who turn age 70 ½ after December 31, 2019, the SECURE Act rules apply, and they must begin taking distributions no later than the later of April 1 of the calendar year following the calendar year in which they: (i) reach age 72, or (ii) if they are still working, the date they retire. If the plan participant, or IRA contract owner, is a “5 percent Owner” of the business (as defined in the Code), the general rule is that they may not wait until they retire from working, they must begin taking distributions by April 1 of the year following the calendar year in which they reach 72.
The SECURE Act did not change the rules for distributions from Roth IRA’s, defined under Code Section 408A, where the plan participant or contract owner is not required to take distributions at any time prior to the Owner’s death.
Plan Participants and IRA contract owners should consult their tax professional prior to electing RMD distributions from their annuity contracts.
Beneficiary Distributions. The SECURE Act also limited the ability of most non-spouse beneficiaries of qualified plans or IRA contracts to defer distributions over the beneficiary’s lifetime. This SECURE Act rule applies if the IRA contract owner dies after December 31, 2019. For most designated beneficiaries, other than the Owner’s spouse, the beneficiary must take the entire value in the annuity contract within ten years after death of the Owner. There are limited exceptions to the ten-year rule for spousal beneficiaries, beneficiaries who are minors, disabled beneficiaries and certain beneficiaries that are less than ten years younger than the deceased IRA contract Owner. These limited exceptions may allow the beneficiary to extend distributions beyond the ten-year limit imposed by the SECURE Act.
If the plan participant or IRA contract owner died prior to December 31, 2019, the beneficiary may still elect to take distributions over his or her lifetime under the prior law rules.
Beneficiaries should consult with their tax professional prior to deciding how to take distributions from an inherited qualified plan or IRA.

Withholding
In general, distributions from annuity contracts are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Some states have enacted similar rules. Different rules may apply to payments delivered outside the United States.
The Code generally allows the rollover of most distributions to and from tax qualified retirement plans, Section 403(b) annuities, individual retirement plans and eligible deferred compensation plans of state or local governments under Section 457(b). Distributions which may not be rolled over are those which are:
•	one of a series of substantially equal annual (or more frequent) payments made:
—	over the life or life expectancy of the employee,
—	over the joint lives or joint life expectancies of the employee and the employee’s designated beneficiary, or
—	for a specified period of ten years or more,
•	a required minimum distribution,
•	a hardship distribution, or
•	the non-taxable portion of a distribution.
Any distribution eligible for rollover, which may include payment to an employee, an employee’s surviving spouse, or an ex-spouse who is an alternate payee, will be subject to mandatory federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax qualified plan or to an individual retirement account or annuity. It should be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. However a taxpayer must replace withheld amounts with other funds in order to avoid taxation on the amount previously withheld.
See Your Own Tax Advisor
The foregoing summary of the federal income tax consequences under these contracts is not exhaustive. The benefits and features of this contract, when owned by employer provided welfare benefit arrangements or other types of special purpose entities, may impact any unique tax aspects such arrangements or entities may enjoy. Special rules may apply to situations not discussed here. Should a tax qualified retirement plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a Variable Annuity contract or exercising elections under such a contract. For further information you should consult a tax advisor.
Performance Data
From time to time the Variable Annuity Account may publish advertisements containing performance data relating to its Sub-Accounts. In the case of the government money market Portfolio, the Variable Annuity Account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other Portfolios, performance data will consist of average annual total return quotations for one year, five year and ten year periods and for the period when the Portfolios first became available to the Variable Annuity Account. Such performance data may be accompanied by cumulative total return quotations for the comparable periods. For periods prior to the date of this Prospectus the quotations will be based on the assumption that the contract described herein was issued when the underlying Portfolios first became available to the Variable Annuity Account under other contracts issued by us.
The government money market Portfolio may also quote such average annual and cumulative total return figures. Performance figures used by the Variable Annuity Account are based on historical information of the Portfolios for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the Variable Annuity Account will reflect charges made pursuant to the terms of the contracts offered by this Prospectus and charges of underlying Funds. More detailed information on the computations is set forth in the Statement of Additional Information.
Cybersecurity
Our Variable Annuity product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your product values. For instance, cyber-attacks may interfere with our processing of contract transactions (including the processing of orders through our online service centers or with the Portfolios), impact our ability to calculate values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. While the Company has implemented administrative, technical and physical safeguards that are reasonably designed to protect confidential customer information and confidential business information, there can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Statement of Additional Information
A Statement of Additional Information, which contains additional information including financial statements, is available from us at your request. The table of contents for that Statement of Additional Information is as follows:
General Information and History
Distribution of Contract
Performance
Independent Registered Public Accounting Firm
Registration Statement
Financial Statements

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Appendix A — Condensed Financial Information and Financial Statements
The table below is designed to help you understand how the sub-account options have performed. It shows the value of sub-account units at the beginning and end of each period, as well as the number of sub-account units at the end of each period. A sub-account unit is also referred to as an Accumulation Unit. Each possible charge combination is reflected in the following tables. You should read the table in conjunction with the financial statements for the variable annuity account and the financial statements of Minnesota Life Insurance Company. The financial statements of the variable annuity account and the financial statements of Minnesota Life Insurance Company may be found in the Statement of Additional Information.
1.25% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$ 1.11	$1.26	71,267
2018	$ 1.21	$ 1.11	28,051
2017	$ 1.07	$ 1.21	27,519
2016	$1.05	$ 1.07	—
AB VPS International Value Sub-Account:
2019	$0.54	$0.63	70,431
2018	$ 0.71	$0.54	120,648
2017	$0.58	$ 0.71	161,537
2016	$0.59	$0.58	74,386
American Century VP Income & Growth Sub-Account:
2019	$1.59	$1.95	90,192
2018	$1.74	$1.59	52,520
2017	$1.46	$1.74	28,411
2016	$ 1.31	$1.46	41,664
American Century VP Inflation Protection Sub-Account:
2019	$ 1.21	$1.30	960,924
2018	$1.26	$ 1.21	541,698
2017	$1.23	$1.26	255,739
2016	$1.20	$1.23	108,813
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.99	$1.06	164,165
2018	$1.02	$0.99	131,563
2017	$0.96	$1.02	79,626
2016	$0.95	$0.96	2,124
American Funds IS Global Growth Sub-Account (b):
2019	$1.58	$2.12	9,701
2018	$1.76	$1.58	14,043
2017	$1.36	$1.76	4,843
2016	$1.37	$1.36	3,225
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.25	$1.62	86,847
2018	$1.42	$1.25	65,998
2017	$1.14	$1.42	39,902
2016	$1.13	$1.14	2,445
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Growth Sub-Account (b):
2019	$1.98	$2.56	183,505
2018	$ 2.01	$1.98	187,633
2017	$1.59	$ 2.01	111,824
2016	$1.47	$1.59	19,465
American Funds IS Growth-Income Sub-Account (b):
2019	$1.96	$2.44	112,691
2018	$2.02	$1.96	119,119
2017	$1.67	$2.02	44,462
2016	$1.52	$1.67	1,048
American Funds IS International Sub-Account (b):
2019	$1.13	$1.37	18,022
2018	$1.32	$1.13	35,930
2017	$ 1.01	$1.32	67,074
2016	$0.99	$ 1.01	—
American Funds IS New World® Sub-Account (b):
2019	$1.02	$ 1.31	80,139
2018	$ 1.21	$1.02	79,349
2017	$0.94	$ 1.21	33,410
2016	$ 0.91	$0.94	1,763
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$1.06	$ 1.10	38,173
2018	$1.06	$1.06	30,330
2017	$1.06	$1.06	31,952
2016	$1.06	$1.06	29,985
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.24	$1.55	49,386
2018	$1.22	$1.24	—
2017	$0.99	$1.22	—
2016	$0.95	$0.99	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.38	$1.73	468,872
2018	$1.53	$1.38	622,202
2017	$1.37	$1.53	661,515
2016	$1.18	$1.37	269,968

1.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$1.63	$1.98	218,924
2018	$1.94	$1.63	169,779
2017	$1.63	$1.94	153,234
2016	$1.47	$1.63	7,626
Franklin Mutual Shares VIP Sub-Account:
2019	$ 1.31	$1.59	53,498
2018	$1.46	$ 1.31	53,231
2017	$1.36	$1.46	50,914
2016	$1.19	$1.36	—
Franklin Small Cap Value VIP Sub-Account:
2019	$1.60	$1.99	290,471
2018	$1.86	$1.60	220,127
2017	$ 1.70	$1.86	179,814
2016	$1.32	$ 1.70	3,320
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$ 1.70	$ 2.21	12,999
2018	$1.82	$ 1.70	35,937
2017	$1.52	$1.82	15,838
2016	$1.47	$1.52	14,925
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.08	$1.19	29,764
2018	$1.14	$1.08	28,999
2017	$1.02	$1.14	29,313
2016	$0.99	$1.02	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$1.05	$1.06	319,859
2018	$1.05	$1.05	150,089
2017	$1.04	$1.05	103,976
2016	$1.05	$1.04	34,907
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$ 1.10	$1.40	186,325
2018	$1.39	$ 1.10	137,008
2017	$ 1.11	$1.39	91,625
2016	$1.16	$ 1.11	9,851
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.68	$2.09	36,878
2018	$1.90	$1.68	32,591
2017	$1.69	$1.90	56,948
2016	$1.45	$1.69	—
Invesco V.I. American Value Sub-Account:
2019	$1.42	$1.75	59,423
2018	$1.65	$1.42	35,654
2017	$1.53	$1.65	13,678
2016	$1.34	$1.53	2,673
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Comstock Sub-Account:
2019	$1.56	$1.93	227,497
2018	$ 1.81	$1.56	99,500
2017	$1.56	$ 1.81	34,351
2016	$1.35	$1.56	9,368
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.28	$1.52	26,054
2018	$1.44	$1.28	24,770
2017	$ 1.31	$1.44	10,138
2016	$1.16	$ 1.31	1,746
Invesco V.I. Growth and Income Sub-Account:
2019	$1.54	$1.90	21,403
2018	$ 1.81	$1.54	47,584
2017	$ 1.61	$ 1.81	24,329
2016	$1.36	$ 1.61	43,380
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.37	$ 1.71	356,587
2018	$1.63	$1.37	298,392
2017	$1.45	$1.63	201,598
2016	$1.32	$1.45	5,880
Ivy VIP Asset Strategy Sub-Account:
2019	$1.39	$1.68	276,744
2018	$1.49	$1.39	364,496
2017	$1.28	$1.49	295,199
2016	$1.33	$1.28	55,636
Ivy VIP Balanced Sub-Account:
2019	$ 1.61	$1.94	73,984
2018	$1.68	$ 1.61	52,722
2017	$1.53	$1.68	54,021
2016	$1.52	$1.53	4,260
Ivy VIP Core Equity Sub-Account:
2019	$1.89	$2.45	29,602
2018	$ 2.01	$1.89	46,781
2017	$1.68	$ 2.01	26,306
2016	$2.37	$1.68	21,966
Ivy VIP Global Growth Sub-Account:
2019	$1.26	$1.57	265,977
2018	$1.37	$1.26	81,372
2017	$ 1.11	$1.37	54,158
2016	$1.16	$ 1.11	9,171
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.12	$1.23	929,410
2018	$1.16	$1.12	772,717
2017	$ 1.10	$1.16	533,761
2016	$1.90	$ 1.10	143,525

1.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$1.04	$1.22	1,471,655
2018	$1.29	$1.04	1,218,002
2017	$1.06	$1.29	824,936
2016	$1.82	$1.06	199,134
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.25	$3.06	42,503
2018	$2.28	$2.25	46,877
2017	$1.82	$2.28	26,392
2016	$2.38	$1.82	4,408
Ivy VIP Natural Resources Sub-Account:
2019	$0.45	$0.49	696,474
2018	$0.60	$0.45	695,471
2017	$0.59	$0.60	400,867
2016	$0.48	$0.59	69,218
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.13	$ 1.31	—
2018	$1.19	$1.13	—
2017	$1.06	$1.19	—
2016	$1.05	$1.06	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.15	$1.36	196,038
2018	$1.22	$1.15	171,183
2017	$ 1.07	$1.22	—
2016	$1.06	$ 1.07	—
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$ 1.10	$1.25	—
2018	$1.15	$ 1.10	—
2017	$1.04	$1.15	—
2016	$1.04	$1.04	217,016
Ivy VIP Science and Technology Sub-Account:
2019	$2.43	$3.59	143,817
2018	$2.60	$2.43	91,151
2017	$1.99	$2.60	106,589
2016	$3.22	$1.99	9,470
Ivy VIP Small Cap Core Sub-Account:
2019	$1.92	$2.36	108,415
2018	$2.17	$1.92	142,191
2017	$1.94	$2.17	137,306
2016	$1.52	$1.94	78,795
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$1.74	$2.12	35,301
2018	$1.68	$1.74	43,350
2017	$1.56	$1.68	14,109
2016	$1.40	$1.56	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$1.59	$1.99	48,716
2018	$1.74	$1.59	100,916
2017	$1.56	$1.74	88,754
2016	$ 1.91	$1.56	7,484
Janus Henderson Balanced Sub-Account:
2019	$1.90	$2.30	808,612
2018	$1.92	$1.90	808,492
2017	$1.65	$1.92	730,827
2016	$1.60	$1.65	31,370
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.98	$1.06	131,200
2018	$ 1.01	$0.98	100,493
2017	$0.99	$ 1.01	41,361
2016	$0.98	$0.99	2,151
Janus Henderson Forty Sub-Account:
2019	$2.19	$2.96	112,085
2018	$2.18	$2.19	103,807
2017	$ 1.70	$2.18	97,409
2016	$1.69	$ 1.70	17,701
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.50	$1.92	297,285
2018	$1.76	$1.50	232,802
2017	$1.57	$1.76	170,787
2016	$1.34	$1.57	5,254
Janus Henderson Overseas Sub-Account:
2019	$0.76	$0.95	1,369,532
2018	$ 0.91	$0.76	1,363,180
2017	$ 0.70	$ 0.91	1,149,365
2016	$0.76	$ 0.70	359,830
MFS ® Mid Cap Growth Series Sub-Account:
2019	$1.80	$2.46	25,368
2018	$1.80	$1.80	16,056
2017	$1.44	$1.80	10,608
2016	$1.40	$1.44	1,615
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$ 1.11	$1.37	151,965
2018	$1.24	$ 1.11	127,725
2017	$0.99	$1.24	63,487
2016	$0.97	$0.99	44,245
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.72	$0.86	444,037
2018	$0.89	$0.72	284,858
2017	$0.67	$0.89	211,728
2016	$0.63	$0.67	10,015

1.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.19	$1.44	101,618
2018	$1.33	$1.19	157,049
2017	$1.13	$1.33	218,032
2016	$1.03	$1.13	—
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.24	$1.43	1,422,905
2018	$1.34	$1.24	1,714,548
2017	$1.20	$1.34	948,005
2016	$1.12	$1.20	475,596
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.17	$1.26	1,137,844
2018	$ 1.21	$1.17	1,109,514
2017	$1.16	$ 1.21	489,819
2016	$1.12	$1.16	50,957
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.23	$1.45	2,492,391
2018	$1.35	$1.23	3,746,954
2017	$1.17	$1.35	2,132,820
2016	$1.08	$1.17	—
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.20	$1.34	1,146,799
2018	$1.27	$1.20	1,105,453
2017	$1.17	$1.27	844,621
2016	$ 1.11	$1.17	—
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$ 1.61	$2.00	25,869
2018	$1.74	$ 1.61	42,027
2017	$1.49	$1.74	36,901
2016	$1.37	$1.49	780
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.12	$1.35	41,459
2018	$1.25	$1.12	41,550
2017	$1.08	$1.25	—
2016	$1.02	$1.08	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$1.02	$1.05	889,463
2018	$1.03	$1.02	579,605
2017	$1.03	$1.03	313,858
2016	$1.03	$1.03	41,207
PIMCO VIT Total Return Sub-Account (a):
2019	$1.16	$1.24	1,322,968
2018	$1.18	$1.16	670,620
2017	$1.14	$1.18	456,008
2016	$1.13	$1.14	103,438
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Equity Income Sub-Account (p):
2019	$1.46	$1.88	83,088
2018	$ 1.61	$1.46	71,915
2017	$1.38	$ 1.61	19,637
2016	$1.23	$1.38	3,580
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.19	$2.95	72,936
2018	$2.16	$2.19	66,425
2017	$1.67	$2.16	32,448
2016	$1.65	$1.67	17,740
Putnam VT International Equity Sub-Account:
2019	$0.83	$1.03	9,110
2018	$1.04	$0.83	10,968
2017	$0.83	$1.04	—
2016	$0.87	$0.83	—
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.06	$2.77	15,804
2018	$2.12	$2.06	16,417
2017	$1.66	$2.12	—
2016	$1.56	$1.66	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.26	$1.36	3,223,190
2018	$1.29	$1.26	2,883,962
2017	$1.25	$1.29	2,082,088
2016	$ 1.21	$1.25	523,651
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.30	$1.55	339,656
2018	$1.36	$1.30	82,031
2017	$1.17	$1.36	340,624
2016	$1.09	$1.17	205,349
SFT Government Money Market Sub-Account (s):
2019	$ 0.91	$0.92	839,359
2018	$ 0.91	$ 0.91	576,130
2017	$0.92	$ 0.91	447,452
2016	$0.93	$0.92	91,417
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$ 1.91	$2.37	713,785
2018	$2.19	$ 1.91	619,060
2017	$ 1.91	$2.19	551,461
2016	$ 1.61	$ 1.91	188,817
SFT Index 500 Sub-Account (s):
2019	$ 1.81	$2.34	206,982
2018	$1.93	$ 1.81	173,035
2017	$ 1.61	$1.93	219,954
2016	$1.46	$ 1.61	—

1.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT International Bond Sub-Account (s):
2019	$1.50	$1.50	855,945
2018	$1.50	$1.50	666,129
2017	$1.50	$1.50	530,798
2016	$1.47	$1.50	121,468
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$ 1.11	$1.28	324,548
2018	$1.18	$ 1.11	71,539
2017	$1.03	$1.18	30,172
2016	$1.00	$1.03	—
SFT Real Estate Securities Sub-Account (s):
2019	$ 1.51	$1.86	634,448
2018	$1.62	$ 1.51	554,696
2017	$1.55	$1.62	496,904
2016	$ 1.51	$1.55	85,978
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.23	$3.00	1,122,273
2018	$ 2.21	$2.23	1,023,932
2017	$1.73	$ 2.21	934,229
2016	$1.74	$1.73	261,571
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$1.86	$2.27	133,635
2018	$1.96	$1.86	96,306
2017	$1.59	$1.96	74,010
2016	$1.33	$1.59	22,725
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$1.64	$2.04	2,087,348
2018	$1.84	$1.64	1,713,568
2017	$1.57	$1.84	1,236,978
2016	$1.44	$1.57	268,604
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$1.78	$2.36	229,278
2018	$1.84	$1.78	176,735
2017	$1.54	$1.84	155,052
2016	$1.48	$1.54	3,438
Templeton Developing Markets VIP Sub-Account:
2019	$0.92	$1.16	71,659
2018	$ 1.11	$0.92	98,285
2017	$0.80	$ 1.11	80,684
2016	$0.69	$0.80	31,278
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$ 1.11	$1.26	—
2018	$1.20	$ 1.11	2,849
2017	$ 1.10	$1.20	119,557
2016	$1.04	$ 1.10	1,755
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$1.03	$1.16	—
2018	$ 1.11	$1.03	—
2017	$ 1.01	$ 1.11	—
2016	$0.97	$ 1.01	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$1.14	$1.32	43,298
2018	$1.27	$1.14	446,953
2017	$1.09	$1.27	26,739
2016	$1.04	$1.09	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.15	$1.32	119,650
2018	$1.25	$1.15	140,576
2017	$1.12	$1.25	—
2016	$1.06	$1.12	—
1.40% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$ 1.10	$1.25	3,207
2018	$1.20	$ 1.10	—
2017	$ 1.07	$1.20	—
2016	$1.05	$ 1.07	—
AB VPS International Value Sub-Account:
2019	$0.53	$0.62	2,386
2018	$ 0.70	$0.53	2,388
2017	$0.57	$ 0.70	7,400
2016	$0.58	$0.57	—
American Century VP Income & Growth Sub-Account:
2019	$1.57	$ 1.91	291,392
2018	$ 1.71	$1.57	371,687
2017	$1.44	$ 1.71	63,515
2016	$1.29	$1.44	—
American Century VP Inflation Protection Sub-Account:
2019	$1.19	$1.28	291,541
2018	$1.24	$1.19	239,956
2017	$1.22	$1.24	255,078
2016	$1.18	$1.22	52,746
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.98	$1.04	14,557
2018	$ 1.01	$0.98	6,328
2017	$0.96	$ 1.01	—
2016	$0.94	$0.96	—

1.40% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Growth Sub-Account (b):
2019	$1.57	$2.09	14,412
2018	$1.75	$1.57	14,412
2017	$1.35	$1.75	—
2016	$1.36	$1.35	7,329
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.24	$1.60	13,367
2018	$1.40	$1.24	3,107
2017	$1.13	$1.40	2,989
2016	$1.12	$1.13	—
American Funds IS Growth Sub-Account (b):
2019	$1.96	$2.53	10,116
2018	$1.99	$1.96	13,379
2017	$1.57	$1.99	—
2016	$1.46	$1.57	—
American Funds IS Growth-Income Sub-Account (b):
2019	$1.94	$ 2.41	20,693
2018	$2.00	$1.94	17,681
2017	$1.66	$2.00	—
2016	$ 1.51	$1.66	—
American Funds IS International Sub-Account (b):
2019	$1.12	$1.36	9,603
2018	$ 1.31	$1.12	13,851
2017	$1.00	$ 1.31	8,213
2016	$0.98	$1.00	—
American Funds IS New World® Sub-Account (b):
2019	$ 1.01	$1.29	16,636
2018	$1.19	$ 1.01	9,466
2017	$0.94	$1.19	—
2016	$0.90	$0.94	—
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$1.04	$1.08	79,057
2018	$1.05	$1.04	—
2017	$1.05	$1.05	—
2016	$1.05	$1.05	—
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.23	$1.54	40,253
2018	$ 1.21	$1.23	40,253
2017	$0.99	$ 1.21	—
2016	$0.95	$0.99	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.36	$ 1.70	62,706
2018	$ 1.51	$1.36	310,351
2017	$1.36	$ 1.51	319,326
2016	$1.17	$1.36	46,921
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$1.60	$1.95	25,873
2018	$ 1.91	$1.60	27,675
2017	$ 1.61	$ 1.91	19,315
2016	$1.46	$ 1.61	—
Franklin Mutual Shares VIP Sub-Account:
2019	$1.29	$1.56	—
2018	$1.44	$1.29	—
2017	$1.35	$1.44	—
2016	$1.18	$1.35	—
Franklin Small Cap Value VIP Sub-Account:
2019	$1.57	$1.96	64,229
2018	$1.83	$1.57	68,959
2017	$1.68	$1.83	65,077
2016	$1.30	$1.68	—
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$1.67	$2.16	10,671
2018	$1.79	$1.67	7,160
2017	$1.50	$1.79	—
2016	$1.46	$1.50	—
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$ 1.07	$1.18	—
2018	$1.14	$ 1.07	—
2017	$1.02	$1.14	—
2016	$0.99	$1.02	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$1.04	$1.04	177,501
2018	$1.03	$1.04	138,720
2017	$1.03	$1.03	178,139
2016	$1.04	$1.03	19,737
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$1.09	$1.37	17,545
2018	$1.37	$1.09	10,714
2017	$ 1.10	$1.37	2,956
2016	$1.14	$ 1.10	9,137
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.65	$2.05	10,770
2018	$1.87	$1.65	12,600
2017	$1.66	$1.87	13,669
2016	$1.43	$1.66	—
Invesco V.I. American Value Sub-Account:
2019	$1.40	$1.72	9,488
2018	$1.63	$1.40	2,497
2017	$1.50	$1.63	—
2016	$1.32	$1.50	—

1.40% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Comstock Sub-Account:
2019	$1.54	$1.90	57,946
2018	$1.78	$1.54	35,221
2017	$1.54	$1.78	49,254
2016	$1.33	$1.54	11,921
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.26	$1.49	—
2018	$ 1.41	$1.26	—
2017	$1.29	$ 1.41	—
2016	$1.14	$1.29	—
Invesco V.I. Growth and Income Sub-Account:
2019	$1.52	$1.87	—
2018	$1.78	$1.52	—
2017	$1.58	$1.78	—
2016	$1.34	$1.58	—
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.34	$1.67	66,104
2018	$ 1.61	$1.34	87,180
2017	$1.43	$ 1.61	110,751
2016	$1.30	$1.43	4,015
Ivy VIP Asset Strategy Sub-Account:
2019	$1.37	$1.65	87,356
2018	$1.47	$1.37	131,387
2017	$1.26	$1.47	125,460
2016	$ 1.31	$1.26	3,283
Ivy VIP Balanced Sub-Account:
2019	$1.58	$ 1.91	86,254
2018	$1.66	$1.58	85,242
2017	$ 1.51	$1.66	84,065
2016	$1.50	$ 1.51	—
Ivy VIP Core Equity Sub-Account:
2019	$1.86	$ 2.41	7,622
2018	$1.98	$1.86	9,852
2017	$1.66	$1.98	18,835
2016	$2.33	$1.66	6,212
Ivy VIP Global Growth Sub-Account:
2019	$1.24	$1.54	76,602
2018	$1.34	$1.24	39,752
2017	$ 1.10	$1.34	50,746
2016	$1.15	$ 1.10	11,488
Ivy VIP High Income Sub-Account (e)(l):
2019	$ 1.11	$1.22	246,369
2018	$1.15	$ 1.11	323,496
2017	$ 1.10	$1.15	353,908
2016	$0.96	$ 1.10	67,656
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$1.03	$1.20	289,803
2018	$1.27	$1.03	362,183
2017	$1.04	$1.27	394,728
2016	$1.05	$1.04	60,519
Ivy VIP Mid Cap Growth Sub-Account:
2019	$ 2.21	$ 3.01	2,530
2018	$2.24	$ 2.21	2,406
2017	$1.79	$2.24	11,762
2016	$2.34	$1.79	2,140
Ivy VIP Natural Resources Sub-Account:
2019	$0.44	$0.48	121,274
2018	$0.59	$0.44	121,860
2017	$0.58	$0.59	77,402
2016	$0.89	$0.58	3,866
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.12	$1.30	—
2018	$1.18	$1.12	—
2017	$1.06	$1.18	—
2016	$1.05	$1.06	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.14	$1.34	—
2018	$1.22	$1.14	—
2017	$ 1.07	$1.22	—
2016	$1.06	$ 1.07	—
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.09	$1.24	94,392
2018	$1.14	$1.09	—
2017	$1.03	$1.14	—
2016	$1.03	$1.03	—
Ivy VIP Science and Technology Sub-Account:
2019	$2.39	$3.52	17,022
2018	$2.56	$2.39	15,230
2017	$1.96	$2.56	10,177
2016	$1.96	$1.96	—
Ivy VIP Small Cap Core Sub-Account:
2019	$1.89	$2.32	37,144
2018	$2.14	$1.89	30,350
2017	$ 1.91	$2.14	41,786
2016	$1.50	$ 1.91	17,362
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$ 1.71	$2.08	17,395
2018	$1.65	$ 1.71	17,464
2017	$1.54	$1.65	698
2016	$1.38	$1.54	—

1.40% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$1.56	$1.95	5,056
2018	$ 1.71	$1.56	4,850
2017	$1.54	$ 1.71	14,516
2016	$ 1.41	$1.54	9,897
Janus Henderson Balanced Sub-Account:
2019	$1.87	$2.26	43,342
2018	$1.89	$1.87	51,505
2017	$1.62	$1.89	63,613
2016	$1.58	$1.62	16,566
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.98	$1.05	15,020
2018	$1.00	$0.98	8,276
2017	$0.99	$1.00	—
2016	$0.98	$0.99	—
Janus Henderson Forty Sub-Account:
2019	$2.15	$2.90	25,787
2018	$2.15	$2.15	90,980
2017	$1.67	$2.15	102,543
2016	$1.66	$1.67	6,538
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.47	$1.89	49,721
2018	$1.73	$1.47	52,471
2017	$1.55	$1.73	51,669
2016	$1.32	$1.55	960
Janus Henderson Overseas Sub-Account:
2019	$0.75	$0.94	224,811
2018	$0.90	$0.75	488,919
2017	$0.69	$0.90	550,045
2016	$0.75	$0.69	82,920
MFS ® Mid Cap Growth Series Sub-Account:
2019	$1.77	$ 2.41	—
2018	$1.78	$1.77	—
2017	$1.42	$1.78	—
2016	$1.38	$1.42	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$ 1.10	$1.36	17,667
2018	$1.24	$ 1.10	9,201
2017	$0.99	$1.24	—
2016	$0.97	$0.99	—
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$ 0.71	$0.84	78,337
2018	$0.88	$ 0.71	69,230
2017	$0.66	$0.88	49,109
2016	$0.63	$0.66	4,728
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.17	$1.42	12,706
2018	$ 1.31	$1.17	3,019
2017	$ 1.11	$ 1.31	—
2016	$ 1.01	$ 1.11	—
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.22	$1.40	251,492
2018	$1.32	$1.22	186,744
2017	$1.18	$1.32	92,819
2016	$ 1.11	$1.18	—
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.15	$1.24	90,487
2018	$1.19	$1.15	99,789
2017	$1.14	$1.19	—
2016	$ 1.10	$1.14	—
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$ 1.21	$1.43	166,648
2018	$1.33	$ 1.21	161,170
2017	$1.15	$1.33	196,740
2016	$ 1.07	$1.15	60,346
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.18	$1.32	135,959
2018	$1.25	$1.18	205,489
2017	$1.15	$1.25	229,598
2016	$ 1.10	$1.15	7,247
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.59	$1.96	3,969
2018	$ 1.71	$1.59	—
2017	$1.47	$ 1.71	—
2016	$1.36	$1.47	—
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$ 1.11	$1.33	3,047
2018	$1.24	$ 1.11	—
2017	$ 1.07	$1.24	—
2016	$ 1.01	$ 1.07	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$ 1.01	$1.03	251,561
2018	$1.02	$ 1.01	222,599
2017	$1.02	$1.02	255,243
2016	$1.02	$1.02	38,810
PIMCO VIT Total Return Sub-Account (a):
2019	$1.14	$1.22	284,813
2018	$1.17	$1.14	251,899
2017	$1.13	$1.17	288,085
2016	$1.12	$1.13	45,069

1.40% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Equity Income Sub-Account (p):
2019	$1.43	$1.84	11,637
2018	$1.59	$1.43	5,762
2017	$1.36	$1.59	4,930
2016	$ 1.21	$1.36	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.15	$2.90	5,169
2018	$2.13	$2.15	6,179
2017	$1.65	$2.13	—
2016	$1.63	$1.65	—
Putnam VT International Equity Sub-Account:
2019	$0.82	$ 1.01	—
2018	$1.03	$0.82	—
2017	$0.82	$1.03	—
2016	$0.86	$0.82	—
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.02	$2.72	—
2018	$2.08	$2.02	—
2017	$1.63	$2.08	—
2016	$1.54	$1.63	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.24	$1.33	830,672
2018	$1.27	$1.24	1,095,314
2017	$1.23	$1.27	1,127,280
2016	$1.19	$1.23	159,335
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.29	$1.54	139,206
2018	$1.35	$1.29	30,148
2017	$1.16	$1.35	39,312
2016	$1.08	$1.16	—
SFT Government Money Market Sub-Account (s):
2019	$0.90	$0.90	129,491
2018	$0.90	$0.90	172,376
2017	$ 0.91	$0.90	244,039
2016	$0.92	$ 0.91	32,424
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$1.88	$2.32	142,411
2018	$2.15	$1.88	190,037
2017	$1.89	$2.15	249,020
2016	$1.59	$1.89	45,408
SFT Index 500 Sub-Account (s):
2019	$1.78	$2.30	21,270
2018	$1.90	$1.78	17,651
2017	$1.59	$1.90	—
2016	$1.44	$1.59	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT International Bond Sub-Account (s):
2019	$1.47	$1.48	178,857
2018	$1.48	$1.47	211,503
2017	$1.48	$1.48	239,843
2016	$1.46	$1.48	37,011
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$ 1.10	$1.27	36,493
2018	$1.18	$ 1.10	67,289
2017	$1.03	$1.18	—
2016	$1.00	$1.03	—
SFT Real Estate Securities Sub-Account (s):
2019	$1.49	$1.83	110,550
2018	$1.59	$1.49	124,893
2017	$1.53	$1.59	143,327
2016	$1.49	$1.53	18,542
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.19	$2.95	285,858
2018	$2.17	$2.19	346,236
2017	$ 1.71	$2.17	477,608
2016	$1.72	$ 1.71	63,223
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$1.83	$2.23	26,317
2018	$1.93	$1.83	22,950
2017	$1.56	$1.93	9,462
2016	$ 1.31	$1.56	4,764
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$ 1.61	$2.00	458,734
2018	$ 1.81	$ 1.61	541,328
2017	$1.55	$ 1.81	655,442
2016	$1.42	$1.55	87,257
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$1.75	$ 2.31	27,773
2018	$1.82	$1.75	19,013
2017	$1.52	$1.82	12,392
2016	$1.47	$1.52	2,824
Templeton Developing Markets VIP Sub-Account:
2019	$ 0.91	$1.13	13,064
2018	$1.09	$ 0.91	6,799
2017	$0.79	$1.09	8,963
2016	$0.68	$0.79	5,676
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$ 1.10	$1.24	—
2018	$1.19	$ 1.10	—
2017	$1.09	$1.19	—
2016	$1.04	$1.09	—

1.40% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$1.02	$1.15	—
2018	$ 1.11	$1.02	—
2017	$ 1.01	$ 1.11	—
2016	$0.97	$ 1.01	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$1.13	$1.30	97,770
2018	$1.26	$1.13	—
2017	$1.08	$1.26	—
2016	$1.04	$1.08	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.14	$1.30	3,097
2018	$1.24	$1.14	—
2017	$ 1.11	$1.24	—
2016	$1.06	$ 1.11	—
1.50% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.09	$1.24	—
2018	$1.20	$1.09	—
2017	$1.06	$1.20	—
2016	$1.04	$1.06	—
AB VPS International Value Sub-Account:
2019	$0.53	$ 0.61	—
2018	$ 0.70	$0.53	—
2017	$0.57	$ 0.70	—
2016	$0.58	$0.57	—
American Century VP Income & Growth Sub-Account:
2019	$ 2.51	$ 3.07	—
2018	$2.75	$ 2.51	—
2017	$2.32	$2.75	—
2016	$2.08	$2.32	—
American Century VP Inflation Protection Sub-Account:
2019	$1.18	$1.26	35,358
2018	$1.23	$1.18	9,891
2017	$1.20	$1.23	9,537
2016	$1.17	$1.20	9,036
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.97	$1.03	337
2018	$1.00	$0.97	900
2017	$0.95	$1.00	2,042,667
2016	$0.94	$0.95	503,664
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Growth Sub-Account (b):
2019	$1.55	$ 2.07	—
2018	$1.73	$1.55	—
2017	$1.34	$1.73	—
2016	$1.35	$1.34	—
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.23	$1.59	—
2018	$1.39	$1.23	—
2017	$1.12	$1.39	—
2016	$1.12	$1.12	122,438
American Funds IS Growth Sub-Account (b):
2019	$1.94	$2.50	114
2018	$1.98	$1.94	322
2017	$1.57	$1.98	586
2016	$1.45	$1.57	952
American Funds IS Growth-Income Sub-Account (b):
2019	$1.92	$2.39	—
2018	$1.99	$1.92	—
2017	$1.65	$1.99	—
2016	$1.50	$1.65	—
American Funds IS International Sub-Account (b):
2019	$ 1.11	$1.35	480
2018	$1.30	$ 1.11	1,303
2017	$1.00	$1.30	2,026
2016	$0.98	$1.00	3,325
American Funds IS New World® Sub-Account (b):
2019	$1.00	$1.28	—
2018	$1.19	$1.00	—
2017	$0.93	$1.19	—
2016	$0.90	$0.93	128,414
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$1.04	$ 1.07	—
2018	$1.04	$1.04	—
2017	$1.04	$1.04	—
2016	$1.05	$1.04	—
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.23	$1.53	—
2018	$ 1.21	$1.23	—
2017	$0.99	$ 1.21	—
2016	$0.95	$0.99	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$2.32	$ 2.91	47,864
2018	$2.58	$2.32	64,561
2017	$2.32	$2.58	84,982
2016	$2.00	$2.32	88,019

1.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$3.83	$4.65	285
2018	$4.56	$3.83	486
2017	$3.84	$4.56	569
2016	$3.48	$3.84	1,561
Franklin Mutual Shares VIP Sub-Account:
2019	$2.17	$2.62	951
2018	$2.42	$2.17	1,458
2017	$2.27	$2.42	1,525
2016	$1.99	$2.27	4,622
Franklin Small Cap Value VIP Sub-Account:
2019	$1.55	$1.93	6,130
2018	$ 1.81	$1.55	2,242
2017	$1.66	$ 1.81	2,354
2016	$1.29	$1.66	2,582
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$2.85	$ 3.70	—
2018	$3.06	$2.85	—
2017	$2.56	$3.06	—
2016	$2.49	$2.56	—
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$ 1.07	$1.17	—
2018	$1.13	$ 1.07	—
2017	$ 1.01	$1.13	—
2016	$0.99	$ 1.01	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$1.03	$1.03	375,123
2018	$1.03	$1.03	815,485
2017	$1.03	$1.03	—
2016	$1.03	$1.03	—
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$ 2.81	$3.54	2,237
2018	$3.54	$ 2.81	2,237
2017	$2.85	$3.54	2,237
2016	$2.97	$2.85	2,237
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.63	$2.02	—
2018	$1.85	$1.63	—
2017	$1.65	$1.85	—
2016	$1.42	$1.65	116,575
Invesco V.I. American Value Sub-Account:
2019	$1.38	$ 1.70	—
2018	$ 1.61	$1.38	—
2017	$1.49	$ 1.61	—
2016	$ 1.31	$1.49	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Comstock Sub-Account:
2019	$2.57	$3.17	5,839
2018	$2.98	$2.57	6,058
2017	$2.57	$2.98	6,292
2016	$2.23	$2.57	6,571
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.68	$1.99	—
2018	$1.89	$1.68	—
2017	$1.74	$1.89	—
2016	$1.53	$1.74	—
Invesco V.I. Growth and Income Sub-Account:
2019	$2.60	$3.20	—
2018	$3.06	$2.60	—
2017	$2.72	$3.06	—
2016	$ 2.31	$2.72	—
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.33	$1.65	7,962
2018	$1.59	$1.33	3,345
2017	$1.42	$1.59	3,505
2016	$1.29	$1.42	3,689
Ivy VIP Asset Strategy Sub-Account:
2019	$2.72	$3.26	8,131
2018	$2.92	$2.72	8,214
2017	$2.50	$2.92	8,311
2016	$ 2.61	$2.50	8,417
Ivy VIP Balanced Sub-Account:
2019	$2.17	$2.60	6,880
2018	$2.27	$2.17	6,880
2017	$ 2.07	$2.27	9,657
2016	$1.96	$ 2.07	9,657
Ivy VIP Core Equity Sub-Account:
2019	$2.83	$3.66	—
2018	$ 3.01	$2.83	—
2017	$2.53	$ 3.01	—
2016	$ 2.31	$2.53	—
Ivy VIP Global Growth Sub-Account:
2019	$2.28	$2.82	—
2018	$2.47	$2.28	—
2017	$ 2.01	$2.47	—
2016	$ 2.10	$ 2.01	—
Ivy VIP High Income Sub-Account (e)(l):
2019	$ 1.11	$ 1.21	35,363
2018	$1.15	$ 1.11	22,601
2017	$1.09	$1.15	33,765
2016	$0.95	$1.09	48,399

1.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$2.49	$ 2.91	53,335
2018	$3.08	$2.49	50,828
2017	$2.54	$3.08	60,087
2016	$1.77	$2.54	67,993
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.98	$4.05	—
2018	$3.03	$2.98	—
2017	$2.42	$3.03	—
2016	$2.32	$2.42	—
Ivy VIP Natural Resources Sub-Account:
2019	$0.83	$0.89	437
2018	$1.09	$0.83	1,163
2017	$1.08	$1.09	1,892
2016	$0.88	$1.08	2,446
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.12	$1.29	—
2018	$1.18	$1.12	—
2017	$1.05	$1.18	—
2016	$1.05	$1.05	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.14	$1.33	—
2018	$ 1.21	$1.14	—
2017	$1.06	$ 1.21	—
2016	$1.05	$1.06	—
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.09	$1.23	—
2018	$1.13	$1.09	—
2017	$1.03	$1.13	—
2016	$1.03	$1.03	—
Ivy VIP Science and Technology Sub-Account:
2019	$4.12	$6.06	1,486
2018	$ 4.41	$4.12	1,536
2017	$3.39	$ 4.41	1,603
2016	$3.39	$3.39	1,704
Ivy VIP Small Cap Core Sub-Account:
2019	$3.48	$4.26	17,160
2018	$3.95	$3.48	17,519
2017	$3.52	$3.95	21,890
2016	$1.87	$3.52	23,122
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$3.66	$4.44	—
2018	$3.54	$3.66	—
2017	$3.30	$3.54	—
2016	$2.96	$3.30	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$2.30	$2.86	—
2018	$ 2.51	$2.30	—
2017	$2.27	$ 2.51	—
2016	$ 2.07	$2.27	—
Janus Henderson Balanced Sub-Account:
2019	$ 2.61	$3.15	—
2018	$2.64	$ 2.61	—
2017	$2.27	$2.64	—
2016	$ 2.21	$2.27	—
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.97	$1.05	—
2018	$1.00	$0.97	—
2017	$0.98	$1.00	—
2016	$0.98	$0.98	370,940
Janus Henderson Forty Sub-Account:
2019	$3.94	$ 5.31	54
2018	$3.93	$3.94	159
2017	$ 3.07	$3.93	291
2016	$3.06	$ 3.07	486
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.46	$1.87	6,325
2018	$1.72	$1.46	2,427
2017	$1.53	$1.72	2,452
2016	$ 1.31	$1.53	2,603
Janus Henderson Overseas Sub-Account:
2019	$2.47	$3.09	33,158
2018	$2.96	$2.47	26,878
2017	$2.29	$2.96	32,525
2016	$2.50	$2.29	32,968
MFS ® Mid Cap Growth Series Sub-Account:
2019	$2.69	$3.67	—
2018	$ 2.71	$2.69	—
2017	$2.17	$ 2.71	—
2016	$ 2.10	$2.17	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$ 1.10	$1.36	—
2018	$1.23	$ 1.10	—
2017	$0.99	$1.23	—
2016	$0.96	$0.99	331,241
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$ 0.70	$0.83	12,762
2018	$0.87	$ 0.70	3,219
2017	$0.65	$0.87	3,355
2016	$0.62	$0.65	3,738

1.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.16	$1.40	—
2018	$1.30	$1.16	—
2017	$ 1.10	$1.30	—
2016	$ 1.01	$ 1.10	—
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$ 1.21	$1.38	—
2018	$ 1.31	$ 1.21	—
2017	$1.17	$ 1.31	—
2016	$ 1.10	$1.17	—
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.14	$1.23	—
2018	$1.18	$1.14	—
2017	$1.13	$1.18	—
2016	$ 1.10	$1.13	—
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.19	$ 1.41	48,847
2018	$1.32	$1.19	60,040
2017	$1.14	$1.32	60,040
2016	$1.06	$1.14	60,040
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.17	$1.30	74
2018	$1.24	$1.17	902
2017	$1.14	$1.24	1,725
2016	$1.09	$1.14	2,596
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.57	$1.94	—
2018	$1.69	$1.57	—
2017	$1.45	$1.69	—
2016	$1.35	$1.45	—
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$ 1.10	$1.32	—
2018	$1.23	$ 1.10	—
2017	$ 1.07	$1.23	—
2016	$ 1.01	$ 1.07	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$1.00	$1.02	—
2018	$ 1.01	$1.00	—
2017	$ 1.01	$ 1.01	844,143
2016	$ 1.01	$ 1.01	—
PIMCO VIT Total Return Sub-Account (a):
2019	$1.13	$ 1.21	1,591
2018	$1.16	$1.13	4,287
2017	$1.12	$1.16	6,932
2016	$ 1.11	$1.12	9,243
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Equity Income Sub-Account (p):
2019	$2.42	$ 3.11	—
2018	$2.69	$2.42	—
2017	$2.30	$2.69	—
2016	$2.05	$2.30	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.76	$ 3.71	—
2018	$2.73	$2.76	—
2017	$2.12	$2.73	—
2016	$ 2.10	$2.12	—
Putnam VT International Equity Sub-Account:
2019	$ 1.70	$2.09	—
2018	$2.13	$ 1.70	—
2017	$ 1.71	$2.13	—
2016	$1.78	$ 1.71	—
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$ 3.11	$4.18	427
2018	$ 3.21	$ 3.11	654
2017	$2.52	$ 3.21	684
2016	$2.37	$2.52	2,074
SFT Core Bond Sub-Account (r)(u):
2019	$1.35	$1.45	170,471
2018	$1.38	$1.35	134,243
2017	$1.34	$1.38	160,152
2016	$ 1.31	$1.34	442,809
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.28	$1.53	—
2018	$1.34	$1.28	—
2017	$1.16	$1.34	—
2016	$1.08	$1.16	—
SFT Government Money Market Sub-Account (s):
2019	$0.93	$0.93	2,702,157
2018	$0.93	$0.93	11,880
2017	$0.94	$0.93	19,629
2016	$0.96	$0.94	30,220
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$3.45	$4.26	25,412
2018	$3.96	$3.45	25,099
2017	$3.48	$3.96	31,154
2016	$2.94	$3.48	31,442
SFT Index 500 Sub-Account (s):
2019	$2.77	$3.57	4,409
2018	$2.96	$2.77	4,409
2017	$2.47	$2.96	4,409
2016	$2.25	$2.47	200,794

1.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT International Bond Sub-Account (s):
2019	$1.44	$1.45	18,859
2018	$1.45	$1.44	1,417,511
2017	$1.45	$1.45	15,318
2016	$1.43	$1.45	20,690
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$ 1.10	$1.26	—
2018	$1.17	$ 1.10	—
2017	$1.03	$1.17	—
2016	$1.00	$1.03	—
SFT Real Estate Securities Sub-Account (s):
2019	$3.18	$ 3.91	16,966
2018	$3.42	$3.18	17,388
2017	$3.29	$3.42	19,604
2016	$3.20	$3.29	76,266
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.94	$3.96	65,389
2018	$2.92	$2.94	71,655
2017	$2.30	$2.92	104,696
2016	$ 2.31	$2.30	113,125
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.69	$3.28	4,806
2018	$2.84	$2.69	12,378
2017	$2.30	$2.84	14,830
2016	$1.93	$2.30	13,988
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.82	$3.50	50,274
2018	$3.17	$2.82	30,611
2017	$2.72	$3.17	37,205
2016	$2.49	$2.72	42,113
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$3.32	$4.38	10,941
2018	$3.44	$3.32	11,338
2017	$2.88	$3.44	11,391
2016	$2.78	$2.88	13,817
Templeton Developing Markets VIP Sub-Account:
2019	$2.80	$3.50	13,748
2018	$3.38	$2.80	21,567
2017	$2.44	$3.38	23,171
2016	$ 2.11	$2.44	26,315
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.09	$1.23	—
2018	$1.18	$1.09	—
2017	$1.08	$1.18	—
2016	$1.03	$1.08	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$1.02	$1.15	—
2018	$ 1.10	$1.02	—
2017	$ 1.01	$ 1.10	—
2016	$0.97	$ 1.01	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$1.12	$1.29	—
2018	$1.25	$1.12	—
2017	$1.08	$1.25	—
2016	$1.04	$1.08	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.13	$1.29	—
2018	$1.24	$1.13	—
2017	$ 1.10	$1.24	—
2016	$1.05	$ 1.10	—
1.60% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.09	$1.23	—
2018	$1.19	$1.09	—
2017	$1.06	$1.19	—
2016	$1.04	$1.06	60,206
AB VPS International Value Sub-Account:
2019	$0.52	$0.60	—
2018	$0.69	$0.52	—
2017	$0.56	$0.69	—
2016	$0.57	$0.56	—
American Century VP Income & Growth Sub-Account:
2019	$2.15	$2.62	—
2018	$2.35	$2.15	—
2017	$1.99	$2.35	—
2016	$1.78	$1.99	—
American Century VP Inflation Protection Sub-Account:
2019	$1.16	$1.25	519,638
2018	$1.22	$1.16	423,677
2017	$1.19	$1.22	545,077
2016	$1.16	$1.19	545,590
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.97	$1.02	474,715
2018	$0.99	$0.97	672,159
2017	$0.95	$0.99	583,146
2016	$0.94	$0.95	461,521

1.60% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Growth Sub-Account (b):
2019	$1.54	$2.05	349,749
2018	$1.72	$1.54	456,691
2017	$1.33	$1.72	309,211
2016	$1.34	$1.33	312,956
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.22	$1.58	616,635
2018	$1.38	$1.22	655,693
2017	$1.12	$1.38	522,933
2016	$ 1.11	$1.12	439,977
American Funds IS Growth Sub-Account (b):
2019	$1.93	$2.48	972,857
2018	$1.97	$1.93	964,824
2017	$1.56	$1.97	636,389
2016	$1.44	$1.56	408,193
American Funds IS Growth-Income Sub-Account (b):
2019	$ 1.91	$2.37	643,565
2018	$1.98	$ 1.91	763,562
2017	$1.64	$1.98	685,628
2016	$1.49	$1.64	471,407
American Funds IS International Sub-Account (b):
2019	$ 1.10	$1.33	493,428
2018	$1.29	$ 1.10	644,139
2017	$0.99	$1.29	399,979
2016	$0.97	$0.99	221,240
American Funds IS New World® Sub-Account (b):
2019	$1.00	$1.27	798,983
2018	$1.18	$1.00	811,891
2017	$0.92	$1.18	383,209
2016	$0.89	$0.92	313,171
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$1.03	$1.06	124,869
2018	$1.04	$1.03	101,887
2017	$1.04	$1.04	195,301
2016	$1.04	$1.04	177,687
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.22	$1.52	283,232
2018	$1.20	$1.22	354,905
2017	$0.99	$1.20	231,249
2016	$0.95	$0.99	219,427
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.97	$2.47	475,903
2018	$2.19	$1.97	463,393
2017	$1.98	$2.19	439,698
2016	$ 1.71	$1.98	325,372
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$2.97	$ 3.61	276,873
2018	$3.55	$2.97	265,718
2017	$2.99	$3.55	192,170
2016	$ 2.71	$2.99	116,026
Franklin Mutual Shares VIP Sub-Account:
2019	$1.92	$2.32	—
2018	$2.15	$1.92	—
2017	$2.02	$2.15	—
2016	$1.77	$2.02	—
Franklin Small Cap Value VIP Sub-Account:
2019	$1.54	$ 1.91	793,849
2018	$1.79	$1.54	727,631
2017	$1.64	$1.79	683,952
2016	$1.28	$1.64	784,429
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$2.26	$2.92	—
2018	$2.42	$2.26	—
2017	$2.03	$2.42	—
2016	$1.98	$2.03	—
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.06	$1.17	42,271
2018	$1.13	$1.06	42,147
2017	$ 1.01	$1.13	10,535
2016	$0.98	$ 1.01	68,027
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$1.02	$1.02	206,012
2018	$1.02	$1.02	203,795
2017	$1.02	$1.02	223,122
2016	$1.03	$1.02	242,461
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$ 2.01	$2.53	751,951
2018	$2.54	$ 2.01	748,997
2017	$2.04	$2.54	605,401
2016	$2.13	$2.04	597,496
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$ 1.61	$2.00	—
2018	$1.83	$ 1.61	—
2017	$1.63	$1.83	—
2016	$ 1.41	$1.63	—
Invesco V.I. American Value Sub-Account:
2019	$1.37	$1.68	405,079
2018	$1.59	$1.37	424,134
2017	$1.48	$1.59	446,530
2016	$1.30	$1.48	457,783

1.60% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Comstock Sub-Account:
2019	$2.18	$2.68	582,104
2018	$2.53	$2.18	539,049
2017	$2.18	$2.53	515,497
2016	$1.90	$2.18	521,126
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.54	$1.82	60,469
2018	$1.73	$1.54	64,452
2017	$1.59	$1.73	68,664
2016	$ 1.41	$1.59	68,856
Invesco V.I. Growth and Income Sub-Account:
2019	$2.24	$2.75	—
2018	$2.63	$2.24	—
2017	$2.35	$2.63	—
2016	$2.00	$2.35	—
Invesco V.I. Small Cap Equity Sub-Account:
2019	$ 1.31	$1.63	237,057
2018	$1.58	$ 1.31	246,807
2017	$ 1.41	$1.58	216,274
2016	$1.28	$ 1.41	188,281
Ivy VIP Asset Strategy Sub-Account:
2019	$2.67	$3.20	53,657
2018	$2.87	$2.67	49,190
2017	$2.47	$2.87	113,077
2016	$2.50	$2.47	144,657
Ivy VIP Balanced Sub-Account:
2019	$ 2.11	$2.53	77,873
2018	$ 2.21	$ 2.11	79,373
2017	$2.02	$ 2.21	155,492
2016	$1.93	$2.02	172,331
Ivy VIP Core Equity Sub-Account:
2019	$2.77	$3.58	350,607
2018	$2.95	$2.77	371,948
2017	$2.48	$2.95	407,318
2016	$2.43	$2.48	427,758
Ivy VIP Global Growth Sub-Account:
2019	$2.14	$2.65	357,892
2018	$2.32	$2.14	359,960
2017	$1.89	$2.32	408,214
2016	$1.99	$1.89	429,772
Ivy VIP High Income Sub-Account (e)(l):
2019	$ 1.10	$1.20	862,042
2018	$1.14	$ 1.10	837,178
2017	$1.09	$1.14	753,358
2016	$0.95	$1.09	619,179
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$1.88	$2.20	423,374
2018	$2.33	$1.88	398,159
2017	$1.92	$2.33	352,816
2016	$1.93	$1.92	273,147
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.94	$3.99	278,469
2018	$2.99	$2.94	276,620
2017	$2.40	$2.99	328,147
2016	$2.29	$2.40	328,270
Ivy VIP Natural Resources Sub-Account:
2019	$ 0.81	$0.88	670,469
2018	$1.08	$ 0.81	578,511
2017	$1.06	$1.08	398,931
2016	$0.87	$1.06	425,656
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$ 1.11	$1.28	160,293
2018	$1.17	$ 1.11	140,760
2017	$1.05	$1.17	142,008
2016	$1.05	$1.05	146,478
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.13	$1.33	47,427
2018	$ 1.21	$1.13	47,834
2017	$1.06	$ 1.21	48,407
2016	$1.05	$1.06	203,695
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.08	$1.22	63,169
2018	$1.13	$1.08	59,897
2017	$1.03	$1.13	62,168
2016	$1.03	$1.03	60,329
Ivy VIP Science and Technology Sub-Account:
2019	$3.94	$5.80	431,254
2018	$4.23	$3.94	324,972
2017	$3.25	$4.23	252,261
2016	$3.09	$3.25	257,586
Ivy VIP Small Cap Core Sub-Account:
2019	$2.59	$3.17	168,480
2018	$2.94	$2.59	142,426
2017	$2.63	$2.94	122,456
2016	$ 2.07	$2.63	158,602
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$2.58	$3.13	125,618
2018	$2.50	$2.58	95,298
2017	$2.34	$2.50	56,423
2016	$2.04	$2.34	43,515

1.60% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$2.22	$2.76	402,584
2018	$2.43	$2.22	416,161
2017	$2.19	$2.43	450,143
2016	$2.00	$2.19	486,076
Janus Henderson Balanced Sub-Account:
2019	$2.45	$2.94	110,444
2018	$2.48	$2.45	85,500
2017	$2.13	$2.48	66,569
2016	$ 2.07	$2.13	96,795
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.97	$1.04	399,953
2018	$1.00	$0.97	386,539
2017	$0.98	$1.00	326,237
2016	$0.98	$0.98	262,893
Janus Henderson Forty Sub-Account:
2019	$3.47	$4.68	201,111
2018	$3.47	$3.47	179,409
2017	$ 2.71	$3.47	153,956
2016	$ 2.70	$ 2.71	115,939
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.44	$1.84	402,522
2018	$ 1.70	$1.44	373,828
2017	$1.52	$ 1.70	288,680
2016	$1.30	$1.52	257,789
Janus Henderson Overseas Sub-Account:
2019	$1.89	$2.35	251,762
2018	$2.26	$1.89	219,030
2017	$1.76	$2.26	183,119
2016	$ 1.91	$1.76	94,439
MFS ® Mid Cap Growth Series Sub-Account:
2019	$2.18	$2.96	—
2018	$2.19	$2.18	—
2017	$1.76	$2.19	—
2016	$ 1.71	$1.76	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$1.09	$1.35	771,683
2018	$1.23	$1.09	699,384
2017	$0.99	$1.23	599,650
2016	$0.96	$0.99	610,241
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$ 0.70	$0.82	1,165,431
2018	$0.86	$ 0.70	1,095,505
2017	$0.65	$0.86	1,153,399
2016	$0.62	$0.65	1,061,016
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.15	$1.38	403,668
2018	$1.29	$1.15	332,762
2017	$1.09	$1.29	272,311
2016	$1.00	$1.09	272,096
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.20	$1.37	311,196
2018	$1.30	$1.20	372,742
2017	$1.16	$1.30	366,962
2016	$1.09	$1.16	370,398
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.12	$ 1.21	853,308
2018	$1.17	$1.12	864,338
2017	$1.12	$1.17	880,908
2016	$1.09	$1.12	777,984
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.18	$1.39	857,809
2018	$ 1.31	$1.18	673,257
2017	$1.13	$ 1.31	807,319
2016	$1.05	$1.13	680,271
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.16	$1.28	558,910
2018	$1.23	$1.16	722,241
2017	$1.13	$1.23	286,770
2016	$1.08	$1.13	244,296
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.55	$1.92	70,965
2018	$1.68	$1.55	81,825
2017	$1.44	$1.68	82,943
2016	$1.34	$1.44	88,248
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$ 1.10	$ 1.31	243,698
2018	$1.23	$ 1.10	245,364
2017	$ 1.07	$1.23	4,700
2016	$ 1.01	$ 1.07	62,683
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.99	$ 1.01	639,436
2018	$1.00	$0.99	549,936
2017	$ 1.01	$1.00	476,543
2016	$ 1.01	$ 1.01	524,262
PIMCO VIT Total Return Sub-Account (a):
2019	$1.12	$1.20	1,078,856
2018	$1.15	$1.12	990,799
2017	$ 1.11	$1.15	1,058,458
2016	$ 1.10	$ 1.11	1,063,840

1.60% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Equity Income Sub-Account (p):
2019	$2.02	$2.60	158,417
2018	$2.25	$2.02	144,044
2017	$1.92	$2.25	131,433
2016	$1.72	$1.92	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.38	$3.20	29,124
2018	$2.36	$2.38	29,640
2017	$1.83	$2.36	32,833
2016	$1.82	$1.83	18,980
Putnam VT International Equity Sub-Account:
2019	$1.42	$1.75	—
2018	$1.78	$1.42	—
2017	$1.43	$1.78	—
2016	$1.49	$1.43	7,019
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.57	$3.45	—
2018	$2.66	$2.57	—
2017	$2.09	$2.66	—
2016	$1.97	$2.09	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.33	$1.43	1,720,045
2018	$1.37	$1.33	1,645,434
2017	$1.33	$1.37	1,017,127
2016	$1.29	$1.33	828,227
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.28	$1.52	1,498,294
2018	$1.34	$1.28	1,474,815
2017	$1.15	$1.34	1,244,375
2016	$1.08	$1.15	531,022
SFT Government Money Market Sub-Account (s):
2019	$0.92	$0.92	216,557
2018	$0.92	$0.92	169,232
2017	$0.94	$0.92	115,374
2016	$0.95	$0.94	113,346
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$2.78	$3.43	398,852
2018	$3.19	$2.78	294,049
2017	$ 2.81	$3.19	232,490
2016	$2.38	$ 2.81	160,609
SFT Index 500 Sub-Account (s):
2019	$2.40	$3.09	988,192
2018	$2.56	$2.40	814,166
2017	$2.15	$2.56	688,541
2016	$1.96	$2.15	616,116
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT International Bond Sub-Account (s):
2019	$1.42	$1.43	565,182
2018	$1.43	$1.42	588,035
2017	$1.44	$1.43	512,705
2016	$1.42	$1.44	527,861
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$ 1.10	$1.26	143,551
2018	$1.17	$ 1.10	164,943
2017	$1.02	$1.17	95,388
2016	$1.00	$1.02	55,033
SFT Real Estate Securities Sub-Account (s):
2019	$2.55	$3.12	515,958
2018	$2.74	$2.55	508,538
2017	$2.64	$2.74	470,402
2016	$2.57	$2.64	458,240
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.86	$3.84	477,320
2018	$2.84	$2.86	503,632
2017	$2.23	$2.84	526,911
2016	$2.25	$2.23	460,667
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$ 2.61	$3.17	203,834
2018	$2.76	$ 2.61	204,572
2017	$2.24	$2.76	219,721
2016	$1.88	$2.24	198,600
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.48	$ 3.07	794,203
2018	$2.79	$2.48	778,268
2017	$2.39	$2.79	731,993
2016	$2.20	$2.39	636,636
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$2.78	$3.67	159,769
2018	$2.89	$2.78	165,314
2017	$2.42	$2.89	80,390
2016	$2.34	$2.42	76,778
Templeton Developing Markets VIP Sub-Account:
2019	$ 2.10	$2.62	162,729
2018	$2.53	$ 2.10	131,540
2017	$1.83	$2.53	142,633
2016	$1.59	$1.83	85,068
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.08	$1.22	116,720
2018	$1.17	$1.08	117,049
2017	$1.08	$1.17	133,232
2016	$1.03	$1.08	114,180

1.60% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$ 1.01	$1.14	46,007
2018	$ 1.10	$ 1.01	45,377
2017	$1.00	$ 1.10	37,548
2016	$0.97	$1.00	36,891
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$ 1.11	$1.28	32,209
2018	$1.24	$ 1.11	32,330
2017	$ 1.07	$1.24	31,372
2016	$1.03	$ 1.07	90,530
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.12	$1.29	89,793
2018	$1.23	$1.12	92,617
2017	$ 1.10	$1.23	86,013
2016	$1.05	$ 1.10	78,768
1.65% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.08	$1.23	105,718
2018	$1.19	$1.08	109,167
2017	$1.06	$1.19	109,908
2016	$1.04	$1.06	166,485
AB VPS International Value Sub-Account:
2019	$0.52	$0.60	74,634
2018	$0.69	$0.52	68,848
2017	$0.56	$0.69	63,589
2016	$0.57	$0.56	69,340
American Century VP Income & Growth Sub-Account:
2019	$2.46	$2.99	—
2018	$2.69	$2.46	—
2017	$2.27	$2.69	115,326
2016	$2.04	$2.27	185,589
American Century VP Inflation Protection Sub-Account:
2019	$1.16	$1.24	665,474
2018	$ 1.21	$1.16	890,775
2017	$1.19	$ 1.21	982,345
2016	$1.16	$1.19	1,066,489
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.96	$1.02	67,896
2018	$0.99	$0.96	52,982
2017	$0.94	$0.99	52,979
2016	$0.93	$0.94	47,667
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Growth Sub-Account (b):
2019	$1.54	$2.04	297,813
2018	$1.72	$1.54	346,007
2017	$1.33	$1.72	374,009
2016	$1.34	$1.33	406,746
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$ 1.21	$1.57	47,880
2018	$1.38	$ 1.21	43,409
2017	$ 1.11	$1.38	40,365
2016	$ 1.11	$ 1.11	34,467
American Funds IS Growth Sub-Account (b):
2019	$1.92	$2.47	38,891
2018	$1.96	$1.92	39,114
2017	$1.55	$1.96	27,313
2016	$1.44	$1.55	31,063
American Funds IS Growth-Income Sub-Account (b):
2019	$1.90	$2.36	136,744
2018	$1.97	$1.90	142,479
2017	$1.64	$1.97	151,047
2016	$1.49	$1.64	172,269
American Funds IS International Sub-Account (b):
2019	$ 1.10	$1.33	81,197
2018	$1.29	$ 1.10	107,283
2017	$0.99	$1.29	106,289
2016	$0.97	$0.99	125,554
American Funds IS New World® Sub-Account (b):
2019	$0.99	$1.26	349,272
2018	$1.17	$0.99	376,828
2017	$0.92	$1.17	343,973
2016	$0.89	$0.92	391,810
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$1.02	$1.06	66,305
2018	$1.03	$1.02	75,702
2017	$1.03	$1.03	112,699
2016	$1.04	$1.03	154,795
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.22	$1.52	16,005
2018	$1.20	$1.22	4,913
2017	$0.99	$1.20	4,913
2016	$0.95	$0.99	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$2.27	$2.83	167,073
2018	$2.52	$2.27	173,410
2017	$2.27	$2.52	196,066
2016	$1.96	$2.27	242,106

1.65% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$3.74	$4.53	36,756
2018	$4.46	$3.74	63,923
2017	$3.76	$4.46	44,348
2016	$3.42	$3.76	52,786
Franklin Mutual Shares VIP Sub-Account:
2019	$2.12	$2.56	23,532
2018	$2.37	$2.12	25,204
2017	$2.23	$2.37	25,270
2016	$1.95	$2.23	26,781
Franklin Small Cap Value VIP Sub-Account:
2019	$1.53	$1.90	134,283
2018	$1.78	$1.53	149,201
2017	$1.64	$1.78	172,490
2016	$1.28	$1.64	201,493
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$2.79	$3.60	15,696
2018	$3.00	$2.79	16,989
2017	$ 2.51	$3.00	19,031
2016	$2.45	$ 2.51	20,688
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.06	$1.16	121,795
2018	$1.12	$1.06	44,957
2017	$ 1.01	$1.12	29,298
2016	$0.98	$ 1.01	70,764
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$ 1.01	$1.02	882,392
2018	$ 1.01	$ 1.01	968,628
2017	$1.02	$ 1.01	1,038,582
2016	$1.02	$1.02	1,131,550
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$2.74	$3.45	109,325
2018	$3.47	$2.74	111,130
2017	$2.79	$3.47	109,410
2016	$ 2.91	$2.79	124,171
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.60	$1.99	3,083
2018	$1.82	$1.60	14,909
2017	$1.63	$1.82	25,051
2016	$1.40	$1.63	57,860
Invesco V.I. American Value Sub-Account:
2019	$1.36	$1.67	36,512
2018	$1.59	$1.36	38,578
2017	$1.47	$1.59	41,563
2016	$1.30	$1.47	64,744
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Comstock Sub-Account:
2019	$ 2.51	$3.09	110,943
2018	$ 2.91	$ 2.51	144,644
2017	$2.52	$ 2.91	161,568
2016	$2.19	$2.52	192,313
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.65	$1.94	3,610
2018	$1.85	$1.65	3,906
2017	$ 1.70	$1.85	5,288
2016	$ 1.51	$ 1.70	—
Invesco V.I. Growth and Income Sub-Account:
2019	$2.54	$3.12	3,184
2018	$2.99	$2.54	3,059
2017	$2.67	$2.99	3,114
2016	$2.27	$2.67	13,504
Invesco V.I. Small Cap Equity Sub-Account:
2019	$ 1.31	$1.62	170,287
2018	$1.57	$ 1.31	219,480
2017	$1.40	$1.57	236,462
2016	$1.27	$1.40	278,692
Ivy VIP Asset Strategy Sub-Account:
2019	$2.65	$3.18	1,275,853
2018	$2.85	$2.65	1,360,531
2017	$2.45	$2.85	1,485,226
2016	$2.49	$2.45	1,598,966
Ivy VIP Balanced Sub-Account:
2019	$2.12	$2.54	165,012
2018	$2.22	$2.12	188,599
2017	$2.03	$2.22	207,482
2016	$2.02	$2.03	193,816
Ivy VIP Core Equity Sub-Account:
2019	$2.77	$3.57	366,216
2018	$2.95	$2.77	401,212
2017	$2.48	$2.95	446,773
2016	$2.43	$2.48	491,854
Ivy VIP Global Growth Sub-Account:
2019	$2.22	$2.76	123,317
2018	$ 2.41	$2.22	193,928
2017	$1.97	$ 2.41	231,109
2016	$1.82	$1.97	292,854
Ivy VIP High Income Sub-Account (e)(l):
2019	$ 1.10	$1.20	642,882
2018	$1.14	$ 1.10	714,883
2017	$1.09	$1.14	912,444
2016	$ 1.81	$1.09	1,001,231

1.65% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$2.43	$2.84	415,516
2018	$ 3.01	$2.43	473,381
2017	$2.49	$ 3.01	482,218
2016	$2.50	$2.49	565,606
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.92	$3.97	106,846
2018	$2.97	$2.92	111,241
2017	$2.38	$2.97	159,986
2016	$2.28	$2.38	192,742
Ivy VIP Natural Resources Sub-Account:
2019	$ 0.81	$0.87	677,798
2018	$ 1.07	$ 0.81	683,244
2017	$1.06	$ 1.07	632,795
2016	$0.87	$1.06	658,076
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$ 1.11	$1.28	208,964
2018	$1.17	$ 1.11	212,743
2017	$1.05	$1.17	252,937
2016	$1.05	$1.05	262,796
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.13	$1.32	87,243
2018	$1.20	$1.13	90,821
2017	$1.06	$1.20	46,894
2016	$1.05	$1.06	49,843
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.08	$1.22	210,811
2018	$1.13	$1.08	227,862
2017	$1.02	$1.13	262,629
2016	$1.03	$1.02	309,567
Ivy VIP Science and Technology Sub-Account:
2019	$4.02	$5.92	127,002
2018	$4.32	$4.02	153,870
2017	$3.32	$4.32	194,751
2016	$ 3.07	$3.32	216,284
Ivy VIP Small Cap Core Sub-Account:
2019	$3.40	$4.16	139,690
2018	$3.86	$3.40	140,488
2017	$3.45	$3.86	158,165
2016	$1.84	$3.45	185,165
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$3.57	$4.33	44,389
2018	$3.46	$3.57	44,086
2017	$3.24	$3.46	57,069
2016	$2.03	$3.24	58,698
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$2.24	$2.79	458,118
2018	$2.46	$2.24	479,036
2017	$2.22	$2.46	532,949
2016	$1.82	$2.22	556,140
Janus Henderson Balanced Sub-Account:
2019	$2.55	$ 3.07	277,281
2018	$2.58	$2.55	303,845
2017	$2.22	$2.58	319,346
2016	$2.17	$2.22	368,105
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.97	$1.04	70,880
2018	$1.00	$0.97	64,976
2017	$0.98	$1.00	55,335
2016	$0.98	$0.98	48,691
Janus Henderson Forty Sub-Account:
2019	$3.85	$5.18	57,007
2018	$3.84	$3.85	58,909
2017	$ 3.01	$3.84	63,640
2016	$3.00	$ 3.01	84,459
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.43	$1.83	172,166
2018	$1.69	$1.43	240,981
2017	$ 1.51	$1.69	261,802
2016	$1.29	$ 1.51	302,921
Janus Henderson Overseas Sub-Account:
2019	$ 2.41	$ 3.01	212,619
2018	$2.89	$ 2.41	214,800
2017	$2.25	$2.89	237,357
2016	$2.45	$2.25	297,447
MFS ® Mid Cap Growth Series Sub-Account:
2019	$2.63	$3.57	30,208
2018	$2.65	$2.63	—
2017	$2.12	$2.65	—
2016	$2.06	$2.12	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$1.09	$1.35	70,930
2018	$1.23	$1.09	70,612
2017	$0.98	$1.23	65,969
2016	$0.96	$0.98	41,528
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.69	$ 0.81	501,114
2018	$0.85	$0.69	567,283
2017	$0.64	$0.85	940,074
2016	$ 0.61	$0.64	1,281,897

1.65% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.14	$1.37	86,167
2018	$1.28	$1.14	166,067
2017	$1.09	$1.28	163,711
2016	$0.99	$1.09	187,468
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.19	$1.36	812,996
2018	$1.29	$1.19	869,424
2017	$1.16	$1.29	921,760
2016	$1.08	$1.16	1,445,521
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.12	$1.20	476,713
2018	$1.16	$1.12	593,791
2017	$ 1.11	$1.16	569,379
2016	$1.08	$ 1.11	827,490
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.17	$1.38	9,914
2018	$1.30	$1.17	10,123
2017	$1.13	$1.30	3,198
2016	$1.04	$1.13	19,469
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.15	$1.28	449,568
2018	$1.22	$1.15	518,163
2017	$1.13	$1.22	634,566
2016	$1.08	$1.13	724,728
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.54	$1.90	20,318
2018	$1.67	$1.54	21,103
2017	$1.43	$1.67	23,451
2016	$1.33	$1.43	29,607
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$ 1.10	$ 1.31	79,268
2018	$1.22	$ 1.10	46,102
2017	$ 1.07	$1.22	71,182
2016	$ 1.01	$ 1.07	75,669
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.98	$ 1.01	2,530,163
2018	$1.00	$0.98	2,794,159
2017	$1.00	$1.00	2,921,159
2016	$ 1.01	$1.00	2,937,835
PIMCO VIT Total Return Sub-Account (a):
2019	$1.12	$1.19	3,178,191
2018	$1.15	$1.12	3,616,052
2017	$ 1.11	$1.15	3,895,509
2016	$ 1.10	$ 1.11	3,968,682
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Equity Income Sub-Account (p):
2019	$2.37	$3.04	24,749
2018	$2.63	$2.37	34,096
2017	$2.25	$2.63	29,412
2016	$ 2.01	$2.25	11,752
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.69	$3.62	16,129
2018	$2.67	$2.69	35,543
2017	$2.08	$2.67	19,092
2016	$2.06	$2.08	25,325
Putnam VT International Equity Sub-Account:
2019	$1.66	$2.04	14,527
2018	$2.08	$1.66	15,653
2017	$1.67	$2.08	15,448
2016	$1.74	$1.67	17,920
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$3.04	$ 4.07	1,726
2018	$3.14	$3.04	1,994
2017	$2.47	$3.14	2,660
2016	$2.33	$2.47	3,167
SFT Core Bond Sub-Account (r)(u):
2019	$1.32	$1.42	1,769,384
2018	$1.35	$1.32	1,908,126
2017	$1.32	$1.35	1,820,811
2016	$1.28	$1.32	2,060,807
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.27	$ 1.51	681,965
2018	$1.33	$1.27	531,624
2017	$1.15	$1.33	504,354
2016	$ 1.07	$1.15	511,208
SFT Government Money Market Sub-Account (s):
2019	$ 0.91	$0.90	301,482
2018	$ 0.91	$ 0.91	449,467
2017	$0.92	$ 0.91	364,072
2016	$0.94	$0.92	457,656
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$3.37	$4.16	200,608
2018	$3.87	$3.37	268,760
2017	$ 3.41	$3.87	291,583
2016	$2.88	$ 3.41	373,667
SFT Index 500 Sub-Account (s):
2019	$ 2.71	$3.49	111,643
2018	$2.89	$ 2.71	167,980
2017	$2.42	$2.89	172,416
2016	$ 2.21	$2.42	206,244

1.65% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT International Bond Sub-Account (s):
2019	$1.42	$1.42	878,795
2018	$1.42	$1.42	969,996
2017	$1.43	$1.42	1,054,595
2016	$ 1.41	$1.43	1,116,644
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$ 1.10	$1.26	189,962
2018	$1.17	$ 1.10	298,892
2017	$1.02	$1.17	295,455
2016	$1.00	$1.02	166,291
SFT Real Estate Securities Sub-Account (s):
2019	$ 3.11	$ 3.81	142,246
2018	$3.34	$ 3.11	180,910
2017	$3.23	$3.34	201,969
2016	$3.14	$3.23	214,007
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.88	$3.86	517,629
2018	$2.86	$2.88	683,205
2017	$2.25	$2.86	833,036
2016	$2.27	$2.25	1,062,655
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.63	$3.20	138,609
2018	$2.78	$2.63	155,857
2017	$2.26	$2.78	185,681
2016	$1.89	$2.26	215,857
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.75	$ 3.41	574,481
2018	$ 3.10	$2.75	731,355
2017	$2.66	$ 3.10	826,790
2016	$2.44	$2.66	999,344
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$3.24	$4.27	92,760
2018	$3.37	$3.24	110,122
2017	$2.82	$3.37	145,237
2016	$2.73	$2.82	167,572
Templeton Developing Markets VIP Sub-Account:
2019	$2.74	$ 3.41	26,511
2018	$ 3.31	$2.74	31,747
2017	$2.39	$ 3.31	48,507
2016	$ 2.07	$2.39	36,546
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.08	$1.22	592,542
2018	$1.17	$1.08	633,130
2017	$ 1.07	$1.17	666,819
2016	$1.03	$ 1.07	724,038
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$ 1.01	$1.14	82,127
2018	$ 1.10	$ 1.01	80,091
2017	$1.00	$ 1.10	71,017
2016	$0.97	$1.00	41,149
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$ 1.11	$1.28	667,828
2018	$1.24	$ 1.11	760,149
2017	$ 1.07	$1.24	865,785
2016	$1.03	$ 1.07	1,004,092
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.12	$1.28	164,872
2018	$1.23	$1.12	177,651
2017	$1.09	$1.23	186,317
2016	$1.05	$1.09	169,972
1.75% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.08	$1.22	3,990
2018	$1.18	$1.08	4,155
2017	$1.05	$1.18	—
2016	$1.04	$1.05	—
AB VPS International Value Sub-Account:
2019	$ 0.51	$0.59	6,228
2018	$0.68	$ 0.51	6,033
2017	$0.55	$0.68	6,131
2016	$0.57	$0.55	—
American Century VP Income & Growth Sub-Account:
2019	$2.42	$2.94	40,815
2018	$2.65	$2.42	40,815
2017	$2.24	$2.65	—
2016	$2.02	$2.24	—
American Century VP Inflation Protection Sub-Account:
2019	$1.15	$1.23	46,757
2018	$1.20	$1.15	41,588
2017	$1.18	$1.20	34,426
2016	$1.15	$1.18	—
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.95	$ 1.01	1,393
2018	$0.98	$0.95	3,227
2017	$0.94	$0.98	3,227
2016	$0.93	$0.94	—

1.75% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Growth Sub-Account (b):
2019	$1.52	$2.03	—
2018	$ 1.71	$1.52	—
2017	$1.32	$ 1.71	—
2016	$1.33	$1.32	—
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.20	$1.55	—
2018	$1.37	$1.20	3,198
2017	$ 1.11	$1.37	3,198
2016	$ 1.10	$ 1.11	—
American Funds IS Growth Sub-Account (b):
2019	$ 1.91	$2.45	9,485
2018	$1.95	$ 1.91	9,463
2017	$1.54	$1.95	9,195
2016	$1.43	$1.54	—
American Funds IS Growth-Income Sub-Account (b):
2019	$1.89	$2.34	580
2018	$1.96	$1.89	2,375
2017	$1.63	$1.96	1,774
2016	$1.48	$1.63	—
American Funds IS International Sub-Account (b):
2019	$1.09	$1.32	3,981
2018	$1.28	$1.09	4,145
2017	$0.98	$1.28	—
2016	$0.97	$0.98	—
American Funds IS New World® Sub-Account (b):
2019	$0.99	$1.25	88,027
2018	$1.17	$0.99	90,546
2017	$0.92	$1.17	2,334
2016	$0.89	$0.92	—
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$1.02	$1.05	38,219
2018	$1.03	$1.02	—
2017	$1.03	$1.03	—
2016	$1.03	$1.03	—
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.22	$ 1.51	—
2018	$1.20	$1.22	2,920
2017	$0.99	$1.20	2,920
2016	$0.95	$0.99	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$2.23	$2.79	23,881
2018	$2.48	$2.23	27,798
2017	$2.24	$2.48	33,627
2016	$1.94	$2.24	26,740
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$3.68	$4.46	—
2018	$4.40	$3.68	—
2017	$ 3.71	$4.40	—
2016	$3.38	$ 3.71	—
Franklin Mutual Shares VIP Sub-Account:
2019	$2.09	$2.52	—
2018	$2.34	$2.09	—
2017	$2.20	$2.34	—
2016	$1.92	$2.20	—
Franklin Small Cap Value VIP Sub-Account:
2019	$ 1.51	$1.87	9,636
2018	$1.76	$ 1.51	10,600
2017	$1.62	$1.76	2,181
2016	$1.27	$1.62	—
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$2.74	$3.54	644
2018	$2.95	$2.74	667
2017	$2.47	$2.95	668
2016	$2.42	$2.47	—
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.05	$1.16	—
2018	$1.12	$1.05	—
2017	$ 1.01	$1.12	—
2016	$0.98	$ 1.01	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$1.00	$ 1.01	1,042
2018	$ 1.01	$1.00	—
2017	$ 1.01	$ 1.01	—
2016	$1.02	$ 1.01	—
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$ 2.70	$3.40	1,461
2018	$3.42	$ 2.70	2,866
2017	$2.75	$3.42	1,344
2016	$2.88	$2.75	—
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.58	$1.96	31,308
2018	$1.80	$1.58	31,368
2017	$ 1.61	$1.80	—
2016	$1.39	$ 1.61	—
Invesco V.I. American Value Sub-Account:
2019	$1.34	$1.65	4,073
2018	$1.57	$1.34	16,242
2017	$1.46	$1.57	17,216
2016	$1.29	$1.46	—

1.75% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Comstock Sub-Account:
2019	$2.47	$3.04	2,638
2018	$2.87	$2.47	3,657
2017	$2.49	$2.87	3,441
2016	$2.16	$2.49	—
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.62	$ 1.91	—
2018	$1.83	$1.62	—
2017	$1.68	$1.83	—
2016	$1.49	$1.68	—
Invesco V.I. Growth and Income Sub-Account:
2019	$2.50	$ 3.07	2,500
2018	$2.95	$2.50	8,195
2017	$2.63	$2.95	8,800
2016	$2.24	$2.63	—
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.29	$1.60	35,679
2018	$1.55	$1.29	34,609
2017	$1.39	$1.55	549
2016	$1.26	$1.39	—
Ivy VIP Asset Strategy Sub-Account:
2019	$ 2.61	$3.13	32,453
2018	$ 2.81	$ 2.61	42,558
2017	$2.42	$ 2.81	43,305
2016	$2.53	$2.42	—
Ivy VIP Balanced Sub-Account:
2019	$2.08	$2.50	2,516
2018	$2.19	$2.08	27,103
2017	$2.00	$2.19	—
2016	$2.00	$2.00	—
Ivy VIP Core Equity Sub-Account:
2019	$2.73	$ 3.51	—
2018	$ 2.91	$2.73	—
2017	$2.45	$ 2.91	—
2016	$2.24	$2.45	—
Ivy VIP Global Growth Sub-Account:
2019	$2.19	$ 2.71	—
2018	$2.38	$2.19	—
2017	$1.94	$2.38	—
2016	$2.04	$1.94	—
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.09	$1.19	51,198
2018	$1.13	$1.09	49,417
2017	$1.08	$1.13	35,087
2016	$1.79	$1.08	33,402
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$2.40	$2.79	38,972
2018	$2.97	$2.40	37,864
2017	$2.45	$2.97	30,900
2016	$2.47	$2.45	23,675
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.88	$ 3.91	1,581
2018	$2.94	$2.88	1,639
2017	$2.35	$2.94	1,428
2016	$2.26	$2.35	—
Ivy VIP Natural Resources Sub-Account:
2019	$0.80	$0.86	26,731
2018	$1.06	$0.80	28,252
2017	$1.04	$1.06	28,252
2016	$0.86	$1.04	—
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$ 1.10	$1.27	—
2018	$1.17	$ 1.10	—
2017	$1.04	$1.17	—
2016	$1.04	$1.04	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.12	$ 1.31	—
2018	$1.20	$1.12	—
2017	$1.05	$1.20	—
2016	$1.05	$1.05	—
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$ 1.07	$ 1.21	—
2018	$1.12	$ 1.07	111,129
2017	$1.02	$1.12	—
2016	$1.03	$1.02	—
Ivy VIP Science and Technology Sub-Account:
2019	$3.96	$5.82	2,388
2018	$4.26	$3.96	2,500
2017	$3.28	$4.26	1,180
2016	$3.04	$3.28	746
Ivy VIP Small Cap Core Sub-Account:
2019	$3.35	$4.09	10,413
2018	$3.80	$3.35	11,998
2017	$3.40	$3.80	13,927
2016	$1.82	$3.40	9,276
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$ 3.51	$4.26	—
2018	$ 3.41	$ 3.51	—
2017	$3.19	$ 3.41	—
2016	$ 2.01	$3.19	—

1.75% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$ 2.21	$2.74	319
2018	$2.42	$ 2.21	331
2017	$2.19	$2.42	—
2016	$1.80	$2.19	—
Janus Henderson Balanced Sub-Account:
2019	$ 2.51	$3.02	—
2018	$2.55	$ 2.51	—
2017	$2.19	$2.55	—
2016	$2.14	$2.19	—
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.97	$1.04	2,766
2018	$1.00	$0.97	777
2017	$0.98	$1.00	777
2016	$0.98	$0.98	—
Janus Henderson Forty Sub-Account:
2019	$3.79	$5.09	2,600
2018	$3.79	$3.79	2,499
2017	$2.97	$3.79	2,501
2016	$2.96	$2.97	—
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.42	$ 1.81	7,338
2018	$1.67	$1.42	7,303
2017	$1.50	$1.67	1,224
2016	$1.28	$1.50	—
Janus Henderson Overseas Sub-Account:
2019	$2.38	$2.96	17,966
2018	$2.85	$2.38	17,862
2017	$2.22	$2.85	15,487
2016	$2.42	$2.22	8,226
MFS ® Mid Cap Growth Series Sub-Account:
2019	$2.59	$3.52	—
2018	$ 2.61	$2.59	—
2017	$ 2.10	$ 2.61	—
2016	$2.04	$ 2.10	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$1.09	$1.34	9,722
2018	$1.22	$1.09	28,710
2017	$0.98	$1.22	30,177
2016	$0.96	$0.98	—
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.68	$0.80	10,358
2018	$0.85	$0.68	10,347
2017	$0.64	$0.85	4,988
2016	$ 0.61	$0.64	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.13	$1.36	25,785
2018	$1.27	$1.13	77,148
2017	$1.08	$1.27	24,035
2016	$0.99	$1.08	—
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.18	$1.34	37,808
2018	$1.28	$1.18	39,405
2017	$1.15	$1.28	43,786
2016	$ 1.07	$1.15	—
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$ 1.10	$1.19	109,822
2018	$1.15	$ 1.10	110,872
2017	$ 1.10	$1.15	8,920
2016	$ 1.07	$ 1.10	—
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.16	$1.37	176,452
2018	$1.29	$1.16	190,017
2017	$1.12	$1.29	183,147
2016	$1.03	$1.12	—
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.14	$1.26	160,081
2018	$ 1.21	$1.14	186,910
2017	$1.12	$ 1.21	27,797
2016	$ 1.07	$1.12	—
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.52	$1.88	11,974
2018	$1.65	$1.52	14,273
2017	$1.42	$1.65	16,004
2016	$1.32	$1.42	—
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.09	$1.30	—
2018	$1.22	$1.09	—
2017	$1.06	$1.22	—
2016	$1.00	$1.06	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.98	$1.00	15,360
2018	$0.99	$0.98	11,740
2017	$1.00	$0.99	12,116
2016	$1.00	$1.00	—
PIMCO VIT Total Return Sub-Account (a):
2019	$ 1.11	$1.18	651
2018	$1.14	$ 1.11	675
2017	$ 1.10	$1.14	—
2016	$1.09	$ 1.10	—

1.75% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Equity Income Sub-Account (p):
2019	$2.33	$2.99	—
2018	$2.59	$2.33	983
2017	$2.22	$2.59	983
2016	$1.99	$2.22	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.65	$3.56	—
2018	$2.63	$2.65	—
2017	$2.05	$2.63	—
2016	$2.03	$2.05	—
Putnam VT International Equity Sub-Account:
2019	$1.63	$ 2.01	1,674
2018	$2.05	$1.63	1,520
2017	$1.65	$2.05	1,428
2016	$1.72	$1.65	1,434
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.99	$ 4.01	—
2018	$3.09	$2.99	—
2017	$2.43	$3.09	—
2016	$2.30	$2.43	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.30	$1.39	186,368
2018	$1.33	$1.30	190,097
2017	$1.30	$1.33	114,600
2016	$1.26	$1.30	63,355
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.27	$1.50	—
2018	$1.33	$1.27	—
2017	$1.15	$1.33	—
2016	$ 1.07	$1.15	—
SFT Government Money Market Sub-Account (s):
2019	$0.89	$0.89	131,177
2018	$0.90	$0.89	67,993
2017	$ 0.91	$0.90	62,637
2016	$0.93	$ 0.91	17,366
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$3.32	$4.09	57,817
2018	$3.82	$3.32	60,604
2017	$3.36	$3.82	26,253
2016	$2.85	$3.36	13,316
SFT Index 500 Sub-Account (s):
2019	$2.67	$3.43	41,215
2018	$2.85	$2.67	41,274
2017	$2.39	$2.85	3,264
2016	$2.18	$2.39	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT International Bond Sub-Account (s):
2019	$1.40	$1.39	23,768
2018	$1.40	$1.40	25,674
2017	$ 1.41	$1.40	9,741
2016	$1.39	$ 1.41	1,575
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$1.09	$1.25	—
2018	$1.17	$1.09	—
2017	$1.02	$1.17	—
2016	$1.00	$1.02	—
SFT Real Estate Securities Sub-Account (s):
2019	$3.06	$3.75	23,658
2018	$3.29	$3.06	24,511
2017	$3.18	$3.29	19,388
2016	$ 3.10	$3.18	5,844
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.83	$3.80	63,527
2018	$2.82	$2.83	73,664
2017	$2.22	$2.82	63,603
2016	$2.24	$2.22	47,968
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.59	$3.15	1,974
2018	$2.74	$2.59	2,903
2017	$2.23	$2.74	3,108
2016	$1.87	$2.23	1,063
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$ 2.71	$3.35	66,554
2018	$3.06	$ 2.71	68,460
2017	$2.62	$3.06	30,592
2016	$ 2.41	$2.62	17,772
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$3.19	$4.20	826
2018	$3.32	$3.19	868
2017	$2.78	$3.32	888
2016	$ 2.70	$2.78	861
Templeton Developing Markets VIP Sub-Account:
2019	$ 2.70	$3.36	11,078
2018	$3.26	$ 2.70	11,006
2017	$2.36	$3.26	12,121
2016	$2.05	$2.36	9,045
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$ 1.07	$ 1.21	—
2018	$1.16	$ 1.07	—
2017	$ 1.07	$1.16	—
2016	$1.02	$ 1.07	—

1.75% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$1.00	$1.13	—
2018	$1.09	$1.00	—
2017	$1.00	$1.09	—
2016	$0.96	$1.00	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$ 1.10	$1.27	—
2018	$1.23	$ 1.10	—
2017	$1.06	$1.23	—
2016	$1.03	$1.06	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$ 1.11	$1.27	—
2018	$1.22	$ 1.11	—
2017	$1.09	$1.22	—
2016	$1.04	$1.09	—
1.85% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$ 1.07	$ 1.21	15,217,151
2018	$1.18	$ 1.07	15,218,918
2017	$1.05	$1.18	15,179,718
2016	$1.03	$1.05	16,073,428
2015	$ 1.07	$1.03	14,761,577
2014	$1.04	$ 1.07	10,057,358
2013	$1.00	$1.04	3,821,950
AB VPS International Value Sub-Account:
2019	$ 0.51	$0.58	127,158
2018	$0.67	$ 0.51	205,837
2017	$0.55	$0.67	168,124
2016	$0.56	$0.55	222,109
2015	$0.56	$0.56	319,331
2014	$ 0.61	$0.56	208,929
2013	$ 0.51	$ 0.61	251,349
2012	$0.45	$ 0.51	219,510
2011	$0.57	$0.45	179,319
2010	$0.56	$0.57	147,008
American Century VP Income & Growth Sub-Account:
2019	$2.38	$2.89	523,425
2018	$ 2.61	$2.38	682,418
2017	$ 2.21	$ 2.61	597,382
2016	$1.99	$ 2.21	498,377
2015	$2.16	$1.99	201,784
2014	$1.96	$2.16	137,242
2013	$1.47	$1.96	189,375
2012	$ 1.31	$1.47	157,283
2011	$1.30	$ 1.31	113,199
2010	$1.16	$1.30	82,544
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Century VP Inflation Protection Sub-Account:
2019	$1.13	$ 1.21	6,301,933
2018	$1.19	$1.13	7,530,090
2017	$1.17	$1.19	9,196,064
2016	$1.14	$1.17	9,473,443
2015	$1.19	$1.14	9,837,446
2014	$1.17	$1.19	10,131,207
2013	$1.30	$1.17	9,316,951
2012	$1.24	$1.30	5,167,206
2011	$1.13	$1.24	3,002,099
2010	$1.09	$1.13	1,932,423
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.95	$1.00	1,857,368
2018	$0.98	$0.95	1,814,725
2017	$0.93	$0.98	1,646,189
2016	$0.92	$0.93	1,190,577
2015	$0.98	$0.92	626,469
2014	$0.99	$0.98	406,264
2013	$1.03	$0.99	274,632
2012	$0.99	$1.03	302,345
2011	$1.00	$0.99	178,097
American Funds IS Global Growth Sub-Account (b):
2019	$ 1.51	$ 2.01	1,177,228
2018	$1.69	$ 1.51	1,201,102
2017	$ 1.31	$1.69	1,123,429
2016	$1.33	$ 1.31	1,003,635
2015	$1.27	$1.33	848,857
2014	$1.26	$1.27	806,783
2013	$0.99	$1.26	625,621
2012	$0.83	$0.99	304,429
2011	$1.00	$0.83	98,295
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.19	$1.54	1,826,944
2018	$1.36	$1.19	1,710,275
2017	$ 1.10	$1.36	1,535,958
2016	$ 1.10	$ 1.10	1,119,097
2015	$1.12	$ 1.10	1,023,158
2014	$ 1.11	$1.12	692,573
2013	$0.88	$ 1.11	644,734
2012	$0.76	$0.88	169,028
2011	$1.00	$0.76	77,031

1.85% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Growth Sub-Account (b):
2019	$1.89	$2.43	11,252,668
2018	$1.93	$1.89	9,472,530
2017	$1.53	$1.93	7,563,125
2016	$1.43	$1.53	8,071,648
2015	$1.36	$1.43	5,998,631
2014	$1.28	$1.36	3,899,600
2013	$1.00	$1.28	4,214,140
2012	$0.86	$1.00	397,679
2011	$1.00	$0.86	283,827
American Funds IS Growth-Income Sub-Account (b):
2019	$1.87	$2.32	2,393,657
2018	$1.94	$1.87	2,366,560
2017	$1.62	$1.94	2,572,424
2016	$1.48	$1.62	5,946,606
2015	$1.48	$1.48	3,598,058
2014	$1.37	$1.48	1,843,355
2013	$1.04	$1.37	1,497,908
2012	$0.90	$1.04	425,987
2011	$1.00	$0.90	189,146
American Funds IS International Sub-Account (b):
2019	$1.08	$ 1.31	1,584,901
2018	$1.27	$1.08	1,686,046
2017	$0.98	$1.27	1,772,295
2016	$0.96	$0.98	1,908,550
2015	$1.03	$0.96	2,058,703
2014	$ 1.07	$1.03	1,991,917
2013	$0.90	$ 1.07	1,408,465
2012	$0.78	$0.90	203,619
2011	$1.00	$0.78	145,867
American Funds IS New World® Sub-Account (b):
2019	$0.98	$1.24	1,888,092
2018	$1.16	$0.98	1,802,127
2017	$ 0.91	$1.16	1,872,709
2016	$0.88	$ 0.91	1,903,135
2015	$0.93	$0.88	1,159,826
2014	$1.03	$0.93	1,081,397
2013	$0.94	$1.03	809,636
2012	$ 0.81	$0.94	383,451
2011	$1.00	$ 0.81	109,806
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$ 1.01	$1.04	2,442,530
2018	$1.02	$ 1.01	2,552,305
2017	$1.02	$1.02	3,064,013
2016	$1.03	$1.02	2,620,622
2015	$1.03	$1.03	1,350,686
2014	$1.00	$1.03	1,094,540
2013	$1.05	$1.00	956,258
2012	$1.05	$1.05	345,985
2011	$1.00	$1.05	148,655
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$ 1.21	$ 1.51	5,680,043
2018	$1.20	$ 1.21	7,568,332
2017	$0.98	$1.20	6,464,890
2016	$0.95	$0.98	222,018
2015	$1.00	$0.95	138,774
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$2.20	$2.74	1,573,713
2018	$2.45	$2.20	1,780,098
2017	$ 2.21	$2.45	2,196,923
2016	$ 1.91	$ 2.21	5,310,108
2015	$2.04	$ 1.91	2,742,695
2014	$ 1.91	$2.04	3,053,564
2013	$1.52	$ 1.91	3,166,980
2012	$1.33	$1.52	2,425,377
2011	$1.34	$1.33	2,727,833
2010	$1.19	$1.34	3,203,610
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$3.63	$4.38	550,123
2018	$4.33	$3.63	622,405
2017	$3.66	$4.33	712,729
2016	$3.33	$3.66	795,786
2015	$3.45	$3.33	771,332
2014	$3.32	$3.45	786,829
2013	$2.49	$3.32	689,173
2012	$ 2.21	$2.49	572,863
2011	$2.53	$ 2.21	543,156
2010	$2.00	$2.53	493,978
Franklin Mutual Shares VIP Sub-Account:
2019	$2.06	$2.47	1,223,579
2018	$2.30	$2.06	1,589,480
2017	$2.17	$2.30	1,953,415
2016	$1.90	$2.17	153,784
2015	$2.04	$1.90	197,835
2014	$1.94	$2.04	202,480
2013	$1.54	$1.94	219,261
2012	$1.37	$1.54	254,934
2011	$ 1.41	$1.37	274,706
2010	$1.29	$ 1.41	226,809
Franklin Small Cap Value VIP Sub-Account:
2019	$1.49	$1.85	2,719,151
2018	$1.75	$1.49	2,747,168
2017	$ 1.61	$1.75	2,809,596
2016	$1.26	$ 1.61	6,686,784
2015	$1.38	$1.26	3,016,066
2014	$1.40	$1.38	2,817,198
2013	$1.05	$1.40	2,297,981
2012	$0.90	$1.05	1,357,264
2011	$0.95	$0.90	1,235,683
2010	$0.76	$0.95	971,328

1.85% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$ 2.70	$3.49	344,548
2018	$ 2.91	$ 2.70	185,787
2017	$2.44	$ 2.91	194,958
2016	$2.39	$2.44	234,219
2015	$2.50	$2.39	258,907
2014	$2.37	$2.50	256,101
2013	$1.75	$2.37	359,574
2012	$1.60	$1.75	130,770
2011	$1.72	$1.60	91,051
2010	$1.37	$1.72	72,540
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.04	$1.15	13,158,163
2018	$ 1.11	$1.04	14,034,983
2017	$1.00	$ 1.11	13,392,096
2016	$0.98	$1.00	13,546,933
2015	$1.06	$0.98	13,336,984
2014	$1.04	$1.06	10,768,561
2013	$1.00	$1.04	6,100,456
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$1.00	$1.00	7,322,612
2018	$1.00	$1.00	6,531,396
2017	$1.00	$1.00	5,823,198
2016	$ 1.01	$1.00	6,253,620
2015	$1.03	$ 1.01	6,002,858
2014	$1.06	$1.03	6,019,038
2013	$ 1.07	$1.06	5,723,212
2012	$1.06	$ 1.07	2,370,190
2011	$1.02	$1.06	915,753
2010	$1.00	$1.02	331,551
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$2.66	$3.34	2,253,799
2018	$3.37	$2.66	2,351,967
2017	$ 2.71	$3.37	2,309,376
2016	$2.84	$ 2.71	2,472,269
2015	$ 2.81	$2.84	2,457,395
2014	$3.08	$ 2.81	2,341,440
2013	$2.49	$3.08	1,735,976
2012	$2.09	$2.49	250,075
2011	$2.30	$2.09	250,353
2010	$2.05	$2.30	181,214
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.57	$1.94	878,681
2018	$1.78	$1.57	1,008,591
2017	$1.60	$1.78	1,032,011
2016	$1.38	$1.60	1,072,152
2015	$1.50	$1.38	713,574
2014	$1.37	$1.50	571,774
2013	$0.99	$1.37	576,440
2012	$0.86	$0.99	206,754
2011	$0.89	$0.86	89,436
2010	$0.74	$0.89	66,815
Invesco V.I. American Value Sub-Account:
2019	$1.33	$1.63	915,019
2018	$1.55	$1.33	1,035,602
2017	$1.44	$1.55	1,141,887
2016	$1.28	$1.44	1,037,664
2015	$1.43	$1.28	962,325
2014	$1.33	$1.43	613,897
2013	$ 1.01	$1.33	1,160,051
2012	$0.88	$ 1.01	209,063
2011	$0.89	$0.88	62,582
2010	$0.74	$0.89	49,032
Invesco V.I. Comstock Sub-Account:
2019	$2.43	$2.99	3,796,807
2018	$2.83	$2.43	4,196,762
2017	$2.45	$2.83	4,633,485
2016	$2.13	$2.45	3,178,937
2015	$2.32	$2.13	4,342,770
2014	$2.16	$2.32	4,476,810
2013	$1.63	$2.16	2,633,931
2012	$1.39	$1.63	1,146,866
2011	$1.45	$1.39	661,127
2010	$1.28	$1.45	298,508
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.59	$1.88	272,826
2018	$1.80	$1.59	225,487
2017	$1.65	$1.80	231,648
2016	$1.47	$1.65	306,842
2015	$1.53	$1.47	753,794
2014	$1.44	$1.53	652,144
2013	$1.17	$1.44	167,011
2012	$1.06	$1.17	70,500
2011	$ 1.10	$1.06	47,157
2010	$1.04	$ 1.10	24,255

1.85% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Growth and Income Sub-Account:
2019	$2.47	$3.02	1,099,077
2018	$ 2.91	$2.47	1,401,825
2017	$2.60	$ 2.91	1,642,994
2016	$ 2.21	$2.60	2,168,269
2015	$2.33	$ 2.21	35,142
2014	$2.16	$2.33	69,563
2013	$1.65	$2.16	159,283
2012	$1.47	$1.65	65,203
2011	$1.53	$1.47	74,719
2010	$1.39	$1.53	64,322
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.28	$1.58	1,422,825
2018	$1.54	$1.28	1,598,555
2017	$1.38	$1.54	1,977,942
2016	$1.25	$1.38	2,492,017
2015	$1.35	$1.25	2,629,955
2014	$1.35	$1.35	2,770,822
2013	$1.00	$1.35	2,888,856
2012	$0.90	$1.00	1,745,588
2011	$0.93	$0.90	1,565,010
2010	$0.74	$0.93	1,347,281
Ivy VIP Asset Strategy Sub-Account:
2019	$2.57	$3.08	1,411,704
2018	$2.77	$2.57	1,614,014
2017	$2.39	$2.77	2,089,629
2016	$2.50	$2.39	2,579,343
2015	$2.78	$2.50	2,853,462
2014	$2.98	$2.78	3,078,333
2013	$2.43	$2.98	3,167,124
2012	$2.08	$2.43	2,736,791
2011	$2.28	$2.08	2,552,534
2010	$2.14	$2.28	1,757,335
Ivy VIP Balanced Sub-Account:
2019	$2.05	$2.46	497,797
2018	$2.16	$2.05	552,041
2017	$1.98	$2.16	591,645
2016	$1.97	$1.98	661,579
2015	$2.02	$1.97	690,770
2014	$ 1.91	$2.02	841,025
2013	$1.57	$ 1.91	778,268
2012	$1.43	$1.57	474,197
2011	$ 1.41	$1.43	282,644
2010	$1.23	$ 1.41	194,586
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Core Equity Sub-Account:
2019	$2.69	$3.46	1,858,110
2018	$2.87	$2.69	2,009,053
2017	$2.42	$2.87	2,277,939
2016	$2.37	$2.42	2,574,790
2015	$2.44	$2.37	2,710,581
2014	$2.26	$2.44	4,010,978
2013	$1.73	$2.26	2,254,088
2012	$1.48	$1.73	593,434
2011	$1.49	$1.48	299,038
2010	$1.25	$1.49	155,186
Ivy VIP Global Growth Sub-Account:
2019	$2.16	$2.67	2,032,855
2018	$2.35	$2.16	2,343,756
2017	$1.92	$2.35	2,659,741
2016	$2.02	$1.92	3,093,596
2015	$1.99	$2.02	3,095,924
2014	$2.00	$1.99	3,234,301
2013	$ 1.71	$2.00	2,823,154
2012	$1.48	$ 1.71	1,292,022
2011	$1.62	$1.48	853,229
2010	$1.44	$1.62	389,818
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.08	$1.18	7,211,800
2018	$1.13	$1.08	8,086,519
2017	$1.08	$1.13	7,941,113
2016	$0.94	$1.08	9,871,233
2015	$1.03	$0.94	7,093,261
2014	$1.03	$1.03	6,436,558
2013	$1.00	$1.03	1,236,250
Ivy VIP International Core Equity Sub-Account:
2019	$2.36	$2.75	1,887,424
2018	$2.92	$2.36	2,160,042
2017	$2.42	$2.92	2,436,684
2016	$2.44	$2.42	3,203,522
2015	$ 2.51	$2.44	3,313,231
2014	$2.52	$ 2.51	3,545,973
2013	$2.05	$2.52	3,799,110
2012	$1.84	$2.05	3,332,314
2011	$2.18	$1.84	2,908,128
2010	$1.95	$2.18	2,551,762

1.85% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.84	$3.85	2,977,391
2018	$2.90	$2.84	2,340,803
2017	$2.33	$2.90	1,919,691
2016	$2.23	$2.33	2,240,985
2015	$ 2.41	$2.23	2,336,444
2014	$2.28	$ 2.41	2,290,952
2013	$1.79	$2.28	2,031,123
2012	$1.60	$1.79	513,267
2011	$1.64	$1.60	177,771
2010	$1.27	$1.64	132,657
Ivy VIP Natural Resources Sub-Account:
2019	$0.79	$0.85	3,716,999
2018	$1.04	$0.79	3,112,329
2017	$1.03	$1.04	2,774,207
2016	$0.85	$1.03	6,942,859
2015	$1.12	$0.85	2,959,796
2014	$ 1.31	$1.12	1,543,318
2013	$1.23	$ 1.31	1,240,095
2012	$1.23	$1.23	1,107,140
2011	$1.60	$1.23	988,464
2010	$1.39	$1.60	987,896
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$ 1.10	$1.26	10,764,469
2018	$1.16	$ 1.10	11,372,380
2017	$1.04	$1.16	10,066,081
2016	$1.04	$1.04	9,089,045
2015	$1.06	$1.04	7,877,278
2014	$1.05	$1.06	5,144,995
2013	$1.00	$1.05	188,769
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$ 1.11	$ 1.31	2,139,470
2018	$1.19	$ 1.11	1,723,850
2017	$1.05	$1.19	1,756,669
2016	$1.04	$1.05	1,813,297
2015	$ 1.07	$1.04	2,972,299
2014	$1.05	$ 1.07	2,248,894
2013	$1.00	$1.05	222,816
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$ 1.07	$1.20	369,257
2018	$1.12	$ 1.07	563,513
2017	$1.02	$1.12	368,328
2016	$1.02	$1.02	429,463
2015	$1.05	$1.02	1,393,919
2014	$1.04	$1.05	511,454
2013	$1.00	$1.04	3,590
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Science and Technology Sub-Account:
2019	$3.90	$5.73	3,015,683
2018	$4.20	$3.90	2,555,644
2017	$3.24	$4.20	2,828,932
2016	$3.25	$3.24	786,538
2015	$3.40	$3.25	1,141,775
2014	$3.37	$3.40	858,573
2013	$2.20	$3.37	764,335
2012	$1.75	$2.20	433,938
2011	$1.89	$1.75	388,326
2010	$ 1.71	$1.89	336,023
Ivy VIP Small Cap Core Sub-Account:
2019	$3.29	$4.02	1,589,016
2018	$3.75	$3.29	1,931,904
2017	$3.36	$3.75	2,420,428
2016	$2.65	$3.36	931,266
2015	$2.86	$2.65	747,522
2014	$2.72	$2.86	866,131
2013	$2.08	$2.72	908,399
2012	$1.79	$2.08	677,144
2011	$2.09	$1.79	721,828
2010	$1.68	$2.09	785,593
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$3.46	$4.19	1,571,298
2018	$3.36	$3.46	2,301,651
2017	$3.15	$3.36	2,153,379
2016	$2.83	$3.15	369,005
2015	$3.17	$2.83	246,580
2014	$3.29	$3.17	297,722
2013	$2.13	$3.29	325,800
2012	$1.94	$2.13	313,455
2011	$2.13	$1.94	155,024
2010	$1.54	$2.13	102,961
Ivy VIP Value Sub-Account:
2019	$2.18	$ 2.70	1,705,796
2018	$2.39	$2.18	1,847,875
2017	$2.16	$2.39	2,055,233
2016	$1.98	$2.16	2,392,278
2015	$ 2.10	$1.98	3,418,931
2014	$1.93	$ 2.10	2,830,441
2013	$1.45	$1.93	2,042,524
2012	$1.25	$1.45	486,788
2011	$1.37	$1.25	339,136
2010	$1.17	$1.37	126,636

1.85% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Janus Henderson Balanced Sub-Account:
2019	$2.47	$2.97	970,210
2018	$ 2.51	$2.47	832,529
2017	$2.16	$ 2.51	765,040
2016	$ 2.11	$2.16	1,267,825
2015	$2.14	$ 2.11	1,532,881
2014	$2.02	$2.14	1,532,411
2013	$1.72	$2.02	1,076,675
2012	$1.54	$1.72	905,435
2011	$1.55	$1.54	764,523
2010	$1.46	$1.55	652,728
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.96	$1.03	2,436,550
2018	$0.99	$0.96	2,297,698
2017	$0.98	$0.99	2,679,902
2016	$0.98	$0.98	2,688,299
2015	$1.00	$0.98	1,411,791
Janus Henderson Forty Sub-Account:
2019	$3.73	$ 5.01	3,949,036
2018	$3.73	$3.73	2,666,474
2017	$2.93	$3.73	2,000,864
2016	$2.92	$2.93	1,137,645
2015	$2.66	$2.92	2,104,278
2014	$2.50	$2.66	1,063,877
2013	$1.94	$2.50	1,185,742
2012	$1.60	$1.94	572,266
2011	$1.75	$1.60	645,556
2010	$1.67	$1.75	661,934
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.40	$1.79	2,022,065
2018	$1.66	$1.40	2,217,756
2017	$1.48	$1.66	2,517,575
2016	$1.27	$1.48	2,862,547
2015	$1.35	$1.27	2,877,379
2014	$1.26	$1.35	2,869,268
2013	$1.02	$1.26	2,843,442
2012	$0.94	$1.02	1,431,285
2011	$0.99	$0.94	1,079,380
2010	$0.87	$0.99	825,211
Janus Henderson Overseas Sub-Account:
2019	$2.34	$ 2.91	655,384
2018	$ 2.81	$2.34	800,418
2017	$2.19	$ 2.81	1,111,066
2016	$2.39	$2.19	1,786,143
2015	$2.67	$2.39	1,758,533
2014	$3.09	$2.67	1,796,861
2013	$2.76	$3.09	1,748,031
2012	$2.48	$2.76	1,710,070
2011	$3.74	$2.48	1,664,454
2010	$3.04	$3.74	1,584,016
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
MFS ® Mid Cap Growth Series Sub-Account:
2019	$2.55	$3.46	982,375
2018	$2.57	$2.55	321,406
2017	$ 2.07	$2.57	181,779
2016	$ 2.01	$ 2.07	259,113
2015	$1.96	$ 2.01	178,782
2014	$1.84	$1.96	108,593
2013	$1.37	$1.84	67,651
2012	$1.20	$1.37	37,047
2011	$1.30	$1.20	54,966
2010	$1.02	$1.30	47,400
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$1.08	$1.34	2,494,814
2018	$1.22	$1.08	2,359,134
2017	$0.98	$1.22	2,237,968
2016	$0.96	$0.98	1,843,573
2015	$1.00	$0.96	699,057
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.68	$0.79	5,581,654
2018	$0.84	$0.68	6,045,054
2017	$0.63	$0.84	6,255,822
2016	$0.60	$0.63	6,838,196
2015	$0.69	$0.60	6,708,268
2014	$0.73	$0.69	5,790,066
2013	$0.76	$0.73	4,079,811
2012	$0.64	$0.76	1,377,203
2011	$0.80	$0.64	1,039,583
2010	$0.69	$0.80	769,830
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.12	$1.34	969,516
2018	$1.26	$1.12	1,090,841
2017	$ 1.07	$1.26	1,145,467
2016	$0.98	$ 1.07	1,652,467
2015	$1.02	$0.98	1,372,775
2014	$1.00	$1.02	1,559,021
2013	$0.86	$1.00	1,205,852
2012	$0.77	$0.86	707,244
2011	$0.82	$0.77	629,830
2010	$0.72	$0.82	564,937

1.85% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.16	$1.33	2,740,549
2018	$1.26	$1.16	3,460,133
2017	$1.13	$1.26	5,702,315
2016	$ 1.07	$1.13	6,999,676
2015	$ 1.11	$ 1.07	8,168,687
2014	$1.08	$ 1.11	8,245,686
2013	$0.99	$1.08	9,596,518
2012	$ 0.91	$0.99	8,249,613
2011	$0.93	$ 0.91	7,680,986
2010	$0.84	$0.93	6,972,524
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.09	$1.17	1,245,324
2018	$1.14	$1.09	1,804,355
2017	$1.09	$1.14	2,674,652
2016	$1.06	$1.09	3,558,177
2015	$ 1.10	$1.06	3,362,321
2014	$1.09	$ 1.10	3,656,038
2013	$1.08	$1.09	4,026,292
2012	$1.05	$1.08	4,378,511
2011	$1.03	$1.05	3,962,946
2010	$0.98	$1.03	3,000,615
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.15	$1.35	615,902
2018	$1.27	$1.15	807,769
2017	$ 1.11	$1.27	3,366,594
2016	$1.03	$ 1.11	5,986,542
2015	$ 1.07	$1.03	5,982,580
2014	$1.04	$ 1.07	6,102,446
2013	$ 0.91	$1.04	7,441,147
2012	$0.82	$ 0.91	7,390,773
2011	$0.87	$0.82	7,793,179
2010	$0.77	$0.87	8,632,126
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.12	$1.24	1,731,506
2018	$1.20	$1.12	2,113,838
2017	$ 1.11	$1.20	2,887,402
2016	$1.06	$ 1.11	4,338,977
2015	$ 1.10	$1.06	4,546,786
2014	$1.08	$ 1.10	5,220,553
2013	$1.03	$1.08	5,340,092
2012	$0.97	$1.03	4,068,347
2011	$0.98	$0.97	3,737,551
2010	$ 0.91	$0.98	2,784,740
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$ 1.51	$1.86	462,237
2018	$1.63	$ 1.51	388,154
2017	$ 1.41	$1.63	402,779
2016	$ 1.31	$ 1.41	455,190
2015	$1.34	$ 1.31	272,018
2014	$1.24	$1.34	189,913
2013	$0.92	$1.24	257,466
2012	$0.85	$0.92	93,567
2011	$0.89	$0.85	68,729
2010	$0.74	$0.89	67,503
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.08	$1.29	12,637,557
2018	$ 1.21	$1.08	12,659,087
2017	$1.06	$ 1.21	11,718,948
2016	$1.00	$1.06	9,114,403
2015	$1.08	$1.00	8,556,594
2014	$1.04	$1.08	5,525,506
2013	$1.00	$1.04	1,927,479
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.97	$0.99	10,468,348
2018	$0.98	$0.97	10,449,860
2017	$0.99	$0.98	10,822,176
2016	$0.99	$0.99	11,074,986
2015	$ 1.01	$0.99	11,278,721
2014	$1.02	$ 1.01	11,748,531
2013	$1.04	$1.02	11,006,256
2012	$1.00	$1.04	6,527,515
2011	$ 1.01	$1.00	4,424,373
2010	$1.00	$ 1.01	1,503,971
PIMCO VIT Total Return Sub-Account (a):
2019	$ 1.10	$1.17	22,977,296
2018	$1.13	$ 1.10	25,100,969
2017	$ 1.10	$1.13	27,806,404
2016	$1.09	$ 1.10	27,229,152
2015	$ 1.11	$1.09	28,807,574
2014	$1.08	$ 1.11	29,315,598
2013	$1.12	$1.08	25,870,572
2012	$1.05	$1.12	10,996,886
2011	$1.03	$1.05	6,492,111
2010	$1.00	$1.03	2,854,454

1.85% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Equity Income Sub-Account (p):
2019	$2.29	$2.94	1,105,109
2018	$2.55	$2.29	1,224,193
2017	$2.19	$2.55	1,208,641
2016	$1.96	$2.19	351,573
2015	$2.06	$1.96	267,809
2014	$1.87	$2.06	302,906
2013	$1.43	$1.87	753,793
2012	$1.23	$1.43	116,203
2011	$1.22	$1.23	102,972
2010	$ 1.11	$1.22	101,713
Putnam VT Growth Opportunities Sub-Account (o):
2019	$ 2.61	$3.50	3,238,270
2018	$2.60	$ 2.61	2,075,171
2017	$2.02	$2.60	779,545
2016	$ 2.01	$2.02	347,291
2015	$2.18	$ 2.01	1,368,306
2014	$2.02	$2.18	1,877,115
2013	$1.43	$2.02	354,937
2012	$1.28	$1.43	156,963
2011	$1.58	$1.28	178,721
2010	$1.34	$1.58	98,458
Putnam VT International Equity Sub-Account:
2019	$ 1.61	$1.97	60,587
2018	$2.02	$ 1.61	68,435
2017	$1.63	$2.02	75,672
2016	$ 1.70	$1.63	272,183
2015	$1.73	$ 1.70	121,481
2014	$1.89	$1.73	109,325
2013	$1.50	$1.89	105,578
2012	$1.26	$1.50	118,220
2011	$1.54	$1.26	114,326
2010	$1.43	$1.54	109,083
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.94	$3.94	233,389
2018	$3.04	$2.94	236,837
2017	$2.40	$3.04	301,493
2016	$2.27	$2.40	86,352
2015	$2.32	$2.27	1,026,563
2014	$2.08	$2.32	806,090
2013	$1.55	$2.08	59,909
2012	$1.35	$1.55	53,672
2011	$1.45	$1.35	37,434
2010	$1.24	$1.45	20,364
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Core Bond Sub-Account (r)(u):
2019	$1.28	$1.37	19,658,359
2018	$1.32	$1.28	20,400,038
2017	$1.28	$1.32	17,847,077
2016	$1.25	$1.28	19,280,052
2015	$1.27	$1.25	17,120,118
2014	$1.22	$1.27	13,384,070
2013	$1.25	$1.22	11,383,676
2012	$1.18	$1.25	9,489,713
2011	$1.12	$1.18	9,613,880
2010	$1.04	$1.12	9,400,906
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.26	$1.49	34,583,035
2018	$1.32	$1.26	35,045,773
2017	$1.14	$1.32	33,383,773
2016	$ 1.07	$1.14	31,925,632
2015	$1.12	$ 1.07	28,184,467
2014	$1.06	$1.12	14,137,548
2013	$1.00	$1.06	3,667,139
SFT Government Money Market Sub-Account (s):
2019	$0.88	$0.88	3,350,739
2018	$0.88	$0.88	9,986,453
2017	$0.90	$0.88	2,821,712
2016	$0.92	$0.90	5,187,824
2015	$0.93	$0.92	4,718,438
2014	$0.95	$0.93	6,569,631
2013	$0.97	$0.95	4,164,298
2012	$0.99	$0.97	4,202,714
2011	$1.00	$0.99	4,468,094
2010	$1.02	$1.00	2,656,270
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$3.27	$4.02	1,068,498
2018	$3.76	$3.27	1,286,442
2017	$ 3.31	$3.76	1,477,683
2016	$ 2.81	$ 3.31	3,696,016
2015	$2.94	$ 2.81	1,869,981
2014	$2.74	$2.94	2,208,847
2013	$ 2.11	$2.74	2,326,886
2012	$1.83	$ 2.11	2,460,488
2011	$ 1.91	$1.83	2,225,867
2010	$1.54	$ 1.91	2,131,799

1.85% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Index 500 Sub-Account (s):
2019	$2.62	$3.37	2,406,300
2018	$ 2.81	$2.62	2,129,052
2017	$2.36	$ 2.81	2,825,795
2016	$2.16	$2.36	3,132,826
2015	$2.18	$2.16	2,675,523
2014	$1.96	$2.18	2,240,629
2013	$1.52	$1.96	1,844,995
2012	$1.34	$1.52	390,648
2011	$1.34	$1.34	303,718
2010	$1.19	$1.34	254,942
SFT International Bond Sub-Account (s):
2019	$1.38	$1.37	4,300,139
2018	$1.39	$1.38	4,568,815
2017	$1.40	$1.39	4,819,753
2016	$1.38	$1.40	5,318,850
2015	$1.47	$1.38	5,086,424
2014	$1.47	$1.47	4,899,301
2013	$1.50	$1.47	4,835,369
2012	$ 1.31	$1.50	3,792,340
2011	$1.34	$ 1.31	3,377,658
2010	$1.20	$1.34	2,347,081
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$1.09	$1.25	26,894,575
2018	$1.17	$1.09	26,111,494
2017	$1.02	$1.17	24,148,719
2016	$1.00	$1.02	21,224,269
2015	$1.00	$1.00	41,148
SFT Real Estate Securities Sub-Account (s):
2019	$ 3.01	$3.69	2,202,723
2018	$3.25	$ 3.01	2,437,439
2017	$3.14	$3.25	2,676,870
2016	$3.06	$3.14	2,899,259
2015	$2.97	$3.06	2,568,859
2014	$2.32	$2.97	2,592,763
2013	$2.34	$2.32	2,385,722
2012	$2.02	$2.34	1,506,656
2011	$1.95	$2.02	1,444,573
2010	$1.54	$1.95	1,408,128
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.79	$3.74	4,136,229
2018	$2.78	$2.79	4,512,924
2017	$2.19	$2.78	4,406,274
2016	$ 2.21	$2.19	5,915,234
2015	$ 2.11	$ 2.21	7,474,124
2014	$1.90	$ 2.11	7,039,289
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.55	$ 3.10	2,109,937
2018	$ 2.70	$2.55	1,525,265
2017	$2.20	$ 2.70	1,195,029
2016	$1.85	$2.20	1,280,571
2015	$1.95	$1.85	1,109,772
2014	$1.83	$1.95	1,196,501
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.67	$3.30	3,638,500
2018	$ 3.01	$2.67	4,283,271
2017	$2.59	$ 3.01	4,954,317
2016	$2.38	$2.59	6,409,366
2015	$2.48	$2.38	6,960,722
2014	$ 2.31	$2.48	7,452,783
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$3.14	$4.13	1,633,134
2018	$3.27	$3.14	1,649,699
2017	$2.75	$3.27	2,119,373
2016	$2.66	$2.75	2,431,437
2015	$2.69	$2.66	3,424,603
2014	$2.44	$2.69	2,992,654
Templeton Developing Markets VIP Sub-Account:
2019	$2.65	$3.30	495,626
2018	$ 3.21	$2.65	557,649
2017	$2.33	$ 3.21	778,543
2016	$2.02	$2.33	784,124
2015	$2.56	$2.02	657,889
2014	$2.85	$2.56	656,576
2013	$2.93	$2.85	622,858
2012	$2.64	$2.93	479,269
2011	$3.19	$2.64	416,709
2010	$2.76	$3.19	395,934
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$ 1.07	$1.20	2,654,955
2018	$1.16	$ 1.07	2,881,431
2017	$1.06	$1.16	3,198,877
2016	$1.02	$1.06	4,474,043
2015	$1.09	$1.02	3,440,641
2014	$1.08	$1.09	3,650,627
2013	$1.02	$1.08	4,340,748
2012	$1.00	$1.02	745,839
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$1.00	$1.12	11,825,909
2018	$1.09	$1.00	12,685,980
2017	$0.99	$1.09	12,980,337
2016	$0.96	$0.99	11,448,299
2015	$1.03	$0.96	8,771,067
2014	$1.03	$1.03	5,524,537
2013	$1.00	$1.03	630,305

1.85% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$ 1.10	$1.26	12,720,623
2018	$1.22	$ 1.10	14,747,481
2017	$1.06	$1.22	16,114,499
2016	$1.02	$1.06	17,377,882
2015	$1.15	$1.02	19,245,596
2014	$1.15	$1.15	18,825,670
2013	$ 1.01	$1.15	16,763,478
2012	$1.00	$ 1.01	995,406
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$ 1.10	$1.26	2,083,717
2018	$ 1.21	$ 1.10	2,271,277
2017	$1.08	$ 1.21	3,001,750
2016	$1.04	$1.08	2,864,256
2015	$1.13	$1.04	4,428,985
2014	$1.12	$1.13	5,124,329
2013	$1.02	$1.12	4,501,735
2012	$1.00	$1.02	1,026,847
1.90% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$ 1.07	$ 1.21	—
2018	$1.18	$ 1.07	—
2017	$1.05	$1.18	—
2016	$1.03	$1.05	—
AB VPS International Value Sub-Account:
2019	$ 0.51	$0.58	—
2018	$0.67	$ 0.51	44,020
2017	$0.54	$0.67	35,424
2016	$0.56	$0.54	—
American Century VP Income & Growth Sub-Account:
2019	$2.36	$2.87	—
2018	$2.59	$2.36	2,714
2017	$2.20	$2.59	—
2016	$1.98	$2.20	—
American Century VP Inflation Protection Sub-Account:
2019	$1.13	$1.20	101,310
2018	$1.18	$1.13	29,306
2017	$1.16	$1.18	29,474
2016	$1.13	$1.16	25,359
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.94	$1.00	4,005
2018	$0.97	$0.94	5,073
2017	$0.93	$0.97	6,538
2016	$0.92	$0.93	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Growth Sub-Account (b):
2019	$ 1.51	$2.00	10,398
2018	$1.69	$ 1.51	13,649
2017	$ 1.31	$1.69	13,668
2016	$1.33	$ 1.31	11,342
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.19	$1.53	5,944
2018	$1.36	$1.19	12,757
2017	$ 1.10	$1.36	7,729
2016	$1.09	$ 1.10	3,713
American Funds IS Growth Sub-Account (b):
2019	$1.88	$2.42	10,574
2018	$1.93	$1.88	15,757
2017	$1.53	$1.93	13,262
2016	$1.42	$1.53	6,218
American Funds IS Growth-Income Sub-Account (b):
2019	$1.87	$ 2.31	4,459
2018	$1.94	$1.87	75,111
2017	$ 1.61	$1.94	75,111
2016	$1.47	$ 1.61	79,229
American Funds IS International Sub-Account (b):
2019	$1.08	$1.30	42,861
2018	$1.26	$1.08	17,259
2017	$0.98	$1.26	17,013
2016	$0.96	$0.98	17,450
American Funds IS New World® Sub-Account (b):
2019	$0.97	$1.23	7,212
2018	$1.15	$0.97	15,173
2017	$ 0.91	$1.15	8,078
2016	$0.88	$ 0.91	8,528
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$1.00	$1.04	192,216
2018	$1.02	$1.00	72,784
2017	$1.02	$1.02	76,486
2016	$1.03	$1.02	80,114
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$ 1.21	$1.50	—
2018	$1.19	$ 1.21	—
2017	$0.98	$1.19	—
2016	$0.95	$0.98	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$2.18	$2.72	62,205
2018	$2.43	$2.18	65,793
2017	$2.20	$2.43	72,814
2016	$1.90	$2.20	75,058

1.90% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$3.60	$4.35	76,749
2018	$4.30	$3.60	11,453
2017	$3.64	$4.30	11,755
2016	$ 3.31	$3.64	12,163
Franklin Mutual Shares VIP Sub-Account:
2019	$2.04	$2.45	27,257
2018	$2.29	$2.04	27,257
2017	$2.15	$2.29	26,181
2016	$1.89	$2.15	26,181
Franklin Small Cap Value VIP Sub-Account:
2019	$1.48	$1.84	922
2018	$1.74	$1.48	9,696
2017	$1.60	$1.74	1,242
2016	$1.25	$1.60	—
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$2.68	$3.46	8,699
2018	$2.89	$2.68	8,933
2017	$2.42	$2.89	9,140
2016	$2.37	$2.42	9,454
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.04	$1.14	—
2018	$ 1.11	$1.04	—
2017	$1.00	$ 1.11	—
2016	$0.98	$1.00	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$0.99	$0.99	66,777
2018	$1.00	$0.99	138,267
2017	$1.00	$1.00	127,172
2016	$ 1.01	$1.00	128,799
Invesco V.I. American Value Sub-Account:
2019	$1.32	$1.62	—
2018	$1.55	$1.32	—
2017	$1.44	$1.55	—
2016	$1.27	$1.44	—
Invesco V.I. Comstock Sub-Account:
2019	$2.42	$2.96	—
2018	$ 2.81	$2.42	8,868
2017	$2.44	$ 2.81	6,270
2016	$2.12	$2.44	6,270
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.58	$1.86	—
2018	$1.79	$1.58	—
2017	$1.64	$1.79	—
2016	$1.46	$1.64	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Growth and Income Sub-Account:
2019	$2.45	$3.00	6,531
2018	$2.89	$2.45	6,274
2017	$2.58	$2.89	6,306
2016	$2.20	$2.58	6,331
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.27	$1.58	13,805
2018	$1.53	$1.27	21,126
2017	$1.37	$1.53	11,839
2016	$1.25	$1.37	—
Ivy VIP Asset Strategy Sub-Account:
2019	$2.55	$3.05	135,444
2018	$2.75	$2.55	30,163
2017	$2.37	$2.75	34,545
2016	$2.48	$2.37	26,738
Ivy VIP Balanced Sub-Account:
2019	$2.04	$2.44	19,026
2018	$2.15	$2.04	31,193
2017	$1.96	$2.15	32,665
2016	$1.96	$1.96	34,273
Ivy VIP Core Equity Sub-Account:
2019	$2.67	$3.43	5,066
2018	$2.85	$2.67	5,349
2017	$2.40	$2.85	5,687
2016	$2.36	$2.40	7,164
Ivy VIP Global Growth Sub-Account:
2019	$2.14	$2.65	17,409
2018	$2.33	$2.14	22,329
2017	$ 1.91	$2.33	25,705
2016	$2.00	$ 1.91	26,355
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.08	$1.18	54,999
2018	$1.13	$1.08	40,819
2017	$1.08	$1.13	51,616
2016	$0.94	$1.08	50,295
Ivy VIP International Core Equity Sub-Account:
2019	$2.34	$2.73	80,116
2018	$2.90	$2.34	98,349
2017	$2.40	$2.90	88,765
2016	$2.42	$2.40	86,581
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.82	$3.82	959
2018	$2.88	$2.82	1,092
2017	$ 2.31	$2.88	1,286
2016	$2.22	$ 2.31	1,432

1.90% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Natural Resources Sub-Account:
2019	$0.78	$0.84	133,541
2018	$1.04	$0.78	76,794
2017	$1.03	$1.04	72,917
2016	$0.85	$1.03	38,187
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.09	$1.26	—
2018	$1.16	$1.09	—
2017	$1.04	$1.16	—
2016	$1.04	$1.04	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$ 1.11	$1.30	—
2018	$1.19	$ 1.11	—
2017	$1.05	$1.19	—
2016	$1.04	$1.05	—
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.06	$1.20	—
2018	$1.12	$1.06	—
2017	$1.02	$1.12	—
2016	$1.02	$1.02	—
Ivy VIP Science and Technology Sub-Account:
2019	$3.87	$5.68	29,797
2018	$4.17	$3.87	29,122
2017	$ 3.21	$4.17	28,243
2016	$2.98	$ 3.21	17,455
Ivy VIP Small Cap Core Sub-Account:
2019	$3.27	$3.99	14,125
2018	$3.72	$3.27	17,045
2017	$3.34	$3.72	17,700
2016	$1.78	$3.34	17,483
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$3.43	$4.16	6,376
2018	$3.34	$3.43	4,809
2017	$3.13	$3.34	4,279
2016	$ 2.81	$3.13	816
Ivy VIP Value Sub-Account:
2019	$2.16	$2.68	20,198
2018	$2.37	$2.16	20,198
2017	$2.15	$2.37	20,198
2016	$1.77	$2.15	20,198
Janus Henderson Balanced Sub-Account:
2019	$2.45	$2.94	5,024
2018	$2.49	$2.45	5,024
2017	$2.15	$2.49	5,303
2016	$ 2.10	$2.15	5,024
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.96	$1.03	67,520
2018	$0.99	$0.96	3,600
2017	$0.98	$0.99	3,600
2016	$0.97	$0.98	—
Janus Henderson Forty Sub-Account:
2019	$ 3.70	$4.97	115,930
2018	$ 3.71	$ 3.70	37,862
2017	$ 2.91	$ 3.71	36,691
2016	$2.90	$ 2.91	32,016
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.39	$1.78	5,787
2018	$1.65	$1.39	9,394
2017	$1.48	$1.65	6,202
2016	$1.27	$1.48	—
Janus Henderson Overseas Sub-Account:
2019	$2.32	$2.89	54,359
2018	$2.79	$2.32	54,013
2017	$2.17	$2.79	52,961
2016	$2.37	$2.17	56,705
MFS ® Mid Cap Growth Series Sub-Account:
2019	$2.53	$3.43	—
2018	$2.55	$2.53	—
2017	$2.05	$2.55	—
2016	$2.00	$2.05	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$1.08	$1.33	1,876
2018	$1.22	$1.08	105,127
2017	$0.98	$1.22	125,105
2016	$0.96	$0.98	128,698
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.67	$0.79	20,835
2018	$0.83	$0.67	26,305
2017	$0.63	$0.83	20,593
2016	$0.60	$0.63	17,050
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$ 1.11	$1.33	52,353
2018	$1.25	$ 1.11	4,378
2017	$1.06	$1.25	4,378
2016	$0.97	$1.06	—
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.16	$1.32	364,787
2018	$1.26	$1.16	263,586
2017	$1.13	$1.26	192,973
2016	$1.06	$1.13	—

1.90% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.09	$1.17	—
2018	$1.13	$1.09	—
2017	$1.09	$1.13	—
2016	$1.06	$1.09	—
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.14	$1.34	70,199
2018	$1.27	$1.14	74,120
2017	$ 1.10	$1.27	78,092
2016	$1.02	$ 1.10	78,092
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.12	$1.24	68,745
2018	$1.19	$1.12	68,773
2017	$ 1.10	$1.19	123,857
2016	$1.06	$ 1.10	123,857
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.50	$1.85	—
2018	$1.62	$1.50	—
2017	$1.40	$1.62	—
2016	$1.30	$1.40	—
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$2.64	$ 3.31	13,410
2018	$3.34	$2.64	2,715
2017	$2.69	$3.34	1,567
2016	$2.82	$2.69	—
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.56	$1.93	77,684
2018	$1.78	$1.56	—
2017	$1.59	$1.78	—
2016	$1.38	$1.59	—
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.08	$1.29	—
2018	$ 1.21	$1.08	—
2017	$1.06	$ 1.21	—
2016	$1.00	$1.06	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.96	$0.98	247,842
2018	$0.98	$0.96	58,013
2017	$0.99	$0.98	60,623
2016	$0.99	$0.99	63,182
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
PIMCO VIT Total Return Sub-Account (a):
2019	$ 1.10	$1.16	114,846
2018	$1.12	$ 1.10	3,197
2017	$1.09	$1.12	4,295
2016	$1.09	$1.09	14,538
Putnam VT Equity Income Sub-Account (p):
2019	$2.28	$ 2.91	27,599
2018	$2.54	$2.28	25,782
2017	$2.18	$2.54	27,268
2016	$1.95	$2.18	13,690
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.59	$3.47	—
2018	$2.58	$2.59	—
2017	$ 2.01	$2.58	—
2016	$1.99	$ 2.01	—
Putnam VT International Equity Sub-Account:
2019	$1.59	$1.96	14,726
2018	$ 2.01	$1.59	14,472
2017	$1.62	$ 2.01	14,052
2016	$1.69	$1.62	14,174
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.92	$ 3.91	4,557
2018	$3.02	$2.92	4,807
2017	$2.38	$3.02	5,215
2016	$2.25	$2.38	5,506
SFT Core Bond Sub-Account (r)(u):
2019	$1.27	$1.36	461,087
2018	$ 1.31	$1.27	327,709
2017	$1.27	$ 1.31	286,369
2016	$1.24	$1.27	303,512
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.26	$1.49	—
2018	$1.32	$1.26	—
2017	$1.14	$1.32	—
2016	$ 1.07	$1.14	—
SFT Government Money Market Sub-Account (s):
2019	$0.87	$0.87	112,301
2018	$0.88	$0.87	109,379
2017	$0.89	$0.88	161,636
2016	$ 0.91	$0.89	121,722
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$3.24	$3.99	55,844
2018	$3.73	$3.24	39,208
2017	$3.29	$3.73	45,325
2016	$2.79	$3.29	44,907

1.90% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Index 500 Sub-Account (s):
2019	$2.60	$3.34	9,460
2018	$2.79	$2.60	112,756
2017	$2.34	$2.79	113,705
2016	$2.14	$2.34	127,059
SFT International Bond Sub-Account (s):
2019	$1.37	$1.36	135,862
2018	$1.38	$1.37	145,410
2017	$1.39	$1.38	142,761
2016	$1.37	$1.39	144,074
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$1.09	$1.24	—
2018	$1.17	$1.09	—
2017	$1.02	$1.17	—
2016	$1.00	$1.02	—
SFT Real Estate Securities Sub-Account (s):
2019	$2.99	$3.66	47,732
2018	$3.22	$2.99	38,396
2017	$3.12	$3.22	35,621
2016	$3.04	$3.12	35,084
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.77	$ 3.71	162,761
2018	$2.76	$2.77	118,394
2017	$2.18	$2.76	137,849
2016	$2.20	$2.18	143,562
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.53	$ 3.07	13,900
2018	$2.68	$2.53	17,019
2017	$2.18	$2.68	18,268
2016	$1.84	$2.18	15,716
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.65	$3.27	66,400
2018	$2.99	$2.65	66,263
2017	$2.57	$2.99	67,355
2016	$2.37	$2.57	65,850
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$3.12	$ 4.10	66,677
2018	$3.25	$3.12	70,286
2017	$2.73	$3.25	68,338
2016	$2.65	$2.73	56,784
Templeton Developing Markets VIP Sub-Account:
2019	$2.63	$3.27	26,707
2018	$3.19	$2.63	18,759
2017	$ 2.31	$3.19	21,156
2016	$ 2.01	$ 2.31	25,468
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.06	$1.19	—
2018	$1.15	$1.06	—
2017	$1.06	$1.15	—
2016	$1.02	$1.06	—
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$0.99	$1.12	—
2018	$1.08	$0.99	—
2017	$0.99	$1.08	—
2016	$0.96	$0.99	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$1.09	$1.26	—
2018	$1.22	$1.09	—
2017	$1.06	$1.22	—
2016	$1.02	$1.06	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$ 1.10	$1.26	—
2018	$ 1.21	$ 1.10	—
2017	$1.08	$ 1.21	—
2016	$1.04	$1.08	—
2.00% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.06	$1.20	23,769
2018	$1.17	$1.06	27,461
2017	$1.04	$1.17	26,817
2016	$1.03	$1.04	13,468
2015	$ 1.07	$1.03	—
2014	$1.04	$ 1.07	—
2013	$1.00	$1.04	—
AB VPS International Value Sub-Account:
2019	$0.50	$0.57	7,957
2018	$0.66	$0.50	8,530
2017	$0.54	$0.66	9,280
2016	$0.55	$0.54	17,716
2015	$0.55	$0.55	17,192
2014	$0.60	$0.55	19,552
2013	$0.50	$0.60	20,280
2012	$0.45	$0.50	60,843
2011	$0.57	$0.45	61,837
2010	$0.55	$0.57	9,104

2.00% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Century VP Income & Growth Sub-Account:
2019	$2.02	$2.45	16,455
2018	$2.22	$2.02	6,214
2017	$1.88	$2.22	244,994
2016	$ 1.70	$1.88	194,894
2015	$1.84	$ 1.70	106,794
2014	$1.67	$1.84	12,388
2013	$1.26	$1.67	13,270
2012	$1.12	$1.26	25,242
2011	$ 1.11	$1.12	16,023
2010	$1.00	$ 1.11	—
American Century VP Inflation Protection Sub-Account:
2019	$ 1.11	$1.19	529,380
2018	$1.17	$ 1.11	731,361
2017	$1.15	$1.17	986,792
2016	$1.12	$1.15	1,261,612
2015	$1.18	$1.12	1,351,752
2014	$1.16	$1.18	1,434,760
2013	$1.29	$1.16	1,519,428
2012	$1.23	$1.29	1,463,532
2011	$1.12	$1.23	993,641
2010	$1.09	$1.12	612,509
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.94	$0.99	3,668
2018	$0.97	$0.94	20,492
2017	$0.92	$0.97	41,005
2016	$0.92	$0.92	26,446
2015	$0.98	$0.92	6,636
2014	$0.98	$0.98	4,597
2013	$1.03	$0.98	4,413
2012	$0.99	$1.03	9,411
2011	$1.00	$0.99	—
American Funds IS Global Growth Sub-Account (b):
2019	$1.50	$1.98	21,840
2018	$1.68	$1.50	27,139
2017	$1.30	$1.68	19,711
2016	$1.32	$1.30	20,583
2015	$1.26	$1.32	33,187
2014	$1.26	$1.26	34,806
2013	$0.99	$1.26	16,322
2012	$0.83	$0.99	—
2011	$1.00	$0.83	9,972
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.18	$1.52	8,326
2018	$1.35	$1.18	19,239
2017	$1.09	$1.35	38,378
2016	$1.09	$1.09	24,953
2015	$ 1.11	$1.09	10,573
2014	$ 1.11	$ 1.11	9,304
2013	$0.88	$ 1.11	5,782
2012	$0.76	$0.88	6,554
2011	$1.00	$0.76	6,964
American Funds IS Growth Sub-Account (b):
2019	$1.87	$2.40	69,927
2018	$ 1.91	$1.87	163,591
2017	$1.52	$ 1.91	228,928
2016	$1.42	$1.52	371,855
2015	$1.35	$1.42	250,420
2014	$1.27	$1.35	32,148
2013	$1.00	$1.27	319,573
2012	$0.86	$1.00	62,604
2011	$1.00	$0.86	49,418
American Funds IS Growth-Income Sub-Account (b):
2019	$1.85	$2.29	51,061
2018	$1.92	$1.85	65,817
2017	$1.60	$1.92	94,882
2016	$1.47	$1.60	402,005
2015	$1.47	$1.47	303,726
2014	$1.36	$1.47	87,829
2013	$1.04	$1.36	81,888
2012	$0.90	$1.04	78,275
2011	$1.00	$0.90	4,613
American Funds IS International Sub-Account (b):
2019	$ 1.07	$1.29	10,071
2018	$1.26	$ 1.07	17,555
2017	$0.97	$1.26	21,002
2016	$0.96	$0.97	32,538
2015	$1.02	$0.96	32,266
2014	$ 1.07	$1.02	31,126
2013	$0.90	$ 1.07	21,818
2012	$0.78	$0.90	23,113
2011	$1.00	$0.78	15,553
American Funds IS New World® Sub-Account (b):
2019	$0.97	$1.22	16,538
2018	$1.15	$0.97	24,602
2017	$0.90	$1.15	70,526
2016	$0.88	$0.90	51,802
2015	$0.92	$0.88	42,529
2014	$1.02	$0.92	38,301
2013	$0.94	$1.02	26,035
2012	$ 0.81	$0.94	16,699
2011	$1.00	$ 0.81	22,191

2.00% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$1.00	$1.03	40,755
2018	$ 1.01	$1.00	124,643
2017	$ 1.01	$ 1.01	122,381
2016	$1.02	$ 1.01	119,661
2015	$1.03	$1.02	116,519
2014	$1.00	$1.03	34,077
2013	$1.05	$1.00	33,995
2012	$1.05	$1.05	32,283
2011	$1.00	$1.05	22,899
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$ 1.21	$1.50	86,173
2018	$1.19	$ 1.21	345,309
2017	$0.98	$1.19	471,510
2016	$0.95	$0.98	—
2015	$1.00	$0.95	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.86	$ 2.31	53,387
2018	$ 2.07	$1.86	55,762
2017	$1.88	$ 2.07	135,480
2016	$1.63	$1.88	714,689
2015	$1.73	$1.63	443,196
2014	$1.63	$1.73	491,710
2013	$1.30	$1.63	643,217
2012	$1.13	$1.30	518,744
2011	$1.15	$1.13	727,892
2010	$1.02	$1.15	888,575
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$2.80	$3.38	8,432
2018	$3.35	$2.80	8,350
2017	$2.84	$3.35	18,768
2016	$2.59	$2.84	40,426
2015	$2.68	$2.59	33,784
2014	$2.58	$2.68	72,573
2013	$1.94	$2.58	68,332
2012	$1.73	$1.94	53,770
2011	$1.97	$1.73	38,198
2010	$1.57	$1.97	44,779
Franklin Mutual Shares VIP Sub-Account:
2019	$ 1.81	$2.18	45,613
2018	$2.03	$ 1.81	137,013
2017	$ 1.91	$2.03	190,770
2016	$1.68	$ 1.91	21,306
2015	$ 1.81	$1.68	23,146
2014	$1.72	$ 1.81	23,063
2013	$1.37	$1.72	23,990
2012	$1.22	$1.37	26,309
2011	$1.26	$1.22	21,702
2010	$1.16	$1.26	37,497
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Franklin Small Cap Value VIP Sub-Account:
2019	$1.47	$1.82	53,468
2018	$1.72	$1.47	92,290
2017	$1.59	$1.72	165,525
2016	$1.24	$1.59	597,517
2015	$1.37	$1.24	309,094
2014	$1.39	$1.37	320,075
2013	$1.04	$1.39	279,923
2012	$0.90	$1.04	339,972
2011	$0.95	$0.90	330,651
2010	$0.76	$0.95	368,589
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$2.12	$2.74	46,162
2018	$2.29	$2.12	51,261
2017	$1.92	$2.29	58,930
2016	$1.88	$1.92	69,012
2015	$1.98	$1.88	57,952
2014	$1.88	$1.98	65,144
2013	$1.38	$1.88	68,571
2012	$1.27	$1.38	78,647
2011	$1.37	$1.27	26,224
2010	$1.09	$1.37	24,402
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.04	$1.14	2,594
2018	$ 1.10	$1.04	2,603
2017	$1.00	$ 1.10	2,677
2016	$0.97	$1.00	—
2015	$1.06	$0.97	—
2014	$1.04	$1.06	70,268
2013	$1.00	$1.04	200,966
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$0.98	$0.98	275,987
2018	$0.99	$0.98	362,014
2017	$0.99	$0.99	460,451
2016	$1.00	$0.99	641,549
2015	$1.03	$1.00	656,013
2014	$1.05	$1.03	782,914
2013	$ 1.07	$1.05	870,149
2012	$1.06	$ 1.07	1,066,042
2011	$1.02	$1.06	388,995
2010	$1.00	$1.02	91,271

2.00% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. American Value Sub-Account:
2019	$ 1.31	$1.60	17,507
2018	$1.53	$ 1.31	22,842
2017	$1.42	$1.53	72,649
2016	$1.26	$1.42	80,149
2015	$1.42	$1.26	76,263
2014	$1.32	$1.42	85,500
2013	$ 1.01	$1.32	286,635
2012	$0.88	$ 1.01	31,185
2011	$0.89	$0.88	16,653
2010	$0.74	$0.89	—
Invesco V.I. Comstock Sub-Account:
2019	$2.05	$ 2.51	124,806
2018	$2.39	$2.05	257,126
2017	$ 2.07	$2.39	381,347
2016	$ 1.81	$ 2.07	305,773
2015	$1.96	$ 1.81	420,232
2014	$1.84	$1.96	576,770
2013	$1.38	$1.84	314,999
2012	$1.18	$1.38	309,696
2011	$1.23	$1.18	170,249
2010	$1.09	$1.23	50,836
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.45	$ 1.70	4,963
2018	$1.64	$1.45	3,555
2017	$ 1.51	$1.64	3,647
2016	$1.34	$ 1.51	7,040
2015	$1.40	$1.34	6,128
2014	$ 1.31	$1.40	6,213
2013	$ 1.07	$ 1.31	6,364
2012	$0.98	$ 1.07	6,702
2011	$ 1.01	$0.98	3,465
2010	$0.96	$ 1.01	3,495
Invesco V.I. Growth and Income Sub-Account:
2019	$ 2.11	$2.58	29,601
2018	$2.49	$ 2.11	111,312
2017	$2.23	$2.49	153,698
2016	$1.90	$2.23	233,441
2015	$ 2.01	$1.90	9,327
2014	$1.86	$ 2.01	9,521
2013	$1.42	$1.86	31,837
2012	$1.27	$1.42	13,906
2011	$1.32	$1.27	14,309
2010	$1.20	$1.32	6,505
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.26	$1.56	81,070
2018	$ 1.51	$1.26	121,787
2017	$1.36	$ 1.51	172,326
2016	$1.24	$1.36	381,432
2015	$1.34	$1.24	391,933
2014	$1.34	$1.34	411,244
2013	$1.00	$1.34	458,062
2012	$0.89	$1.00	503,399
2011	$0.92	$0.89	447,763
2010	$0.73	$0.92	499,675
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$1.89	$2.37	22,173
2018	$2.40	$1.89	33,783
2017	$1.94	$2.40	97,649
2016	$2.03	$1.94	122,296
2015	$ 2.01	$2.03	91,722
2014	$ 2.21	$ 2.01	99,322
2013	$1.79	$ 2.21	29,348
2012	$1.50	$1.79	11,810
2011	$1.66	$1.50	15,739
2010	$1.48	$1.66	1,799
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.54	$1.90	13,375
2018	$1.76	$1.54	15,548
2017	$1.57	$1.76	17,781
2016	$1.36	$1.57	34,374
2015	$1.48	$1.36	40,183
2014	$1.35	$1.48	40,954
2013	$0.98	$1.35	42,579
2012	$0.85	$0.98	48,404
2011	$0.89	$0.85	25,937
2010	$0.74	$0.89	20,191
Ivy VIP Asset Strategy Sub-Account:
2019	$ 2.51	$3.00	31,877
2018	$ 2.71	$ 2.51	55,911
2017	$2.34	$ 2.71	74,035
2016	$2.45	$2.34	151,480
2015	$2.73	$2.45	156,758
2014	$2.94	$2.73	197,406
2013	$2.39	$2.94	239,956
2012	$2.05	$2.39	239,898
2011	$2.25	$2.05	205,132
2010	$2.12	$2.25	191,052

2.00% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Balanced Sub-Account:
2019	$1.98	$2.37	6,767
2018	$2.09	$1.98	8,027
2017	$1.92	$2.09	35,020
2016	$1.92	$1.92	96,894
2015	$1.96	$1.92	93,090
2014	$1.86	$1.96	95,913
2013	$1.53	$1.86	90,401
2012	$1.40	$1.53	83,852
2011	$1.38	$1.40	76,143
2010	$1.20	$1.38	22,531
Ivy VIP Core Equity Sub-Account:
2019	$ 2.61	$3.35	12,965
2018	$2.79	$ 2.61	17,509
2017	$2.36	$2.79	56,775
2016	$2.32	$2.36	82,818
2015	$2.38	$2.32	84,401
2014	$ 2.21	$2.38	351,204
2013	$1.69	$ 2.21	173,350
2012	$1.46	$1.69	17,615
2011	$1.46	$1.46	16,962
2010	$1.23	$1.46	12,262
Ivy VIP Global Growth Sub-Account:
2019	$ 2.01	$2.49	107,016
2018	$2.19	$ 2.01	163,174
2017	$1.80	$2.19	242,263
2016	$1.89	$1.80	334,849
2015	$1.87	$1.89	312,012
2014	$1.89	$1.87	338,464
2013	$ 1.61	$1.89	313,086
2012	$1.39	$ 1.61	331,118
2011	$1.53	$1.39	169,086
2010	$1.36	$1.53	70,189
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.08	$1.17	199,244
2018	$1.12	$1.08	294,650
2017	$ 1.07	$1.12	541,428
2016	$0.94	$ 1.07	1,062,654
2015	$1.03	$0.94	1,179,062
2014	$1.03	$1.03	1,245,275
2013	$1.00	$1.03	9,383
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$1.77	$2.06	197,265
2018	$2.20	$1.77	282,960
2017	$1.82	$2.20	383,607
2016	$1.84	$1.82	771,020
2015	$1.89	$1.84	623,268
2014	$1.90	$1.89	679,912
2013	$1.55	$1.90	765,975
2012	$1.40	$1.55	853,716
2011	$1.66	$1.40	748,450
2010	$1.48	$1.66	728,114
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.79	$3.77	45,782
2018	$2.84	$2.79	70,634
2017	$2.29	$2.84	110,837
2016	$2.20	$2.29	133,076
2015	$2.38	$2.20	139,222
2014	$2.25	$2.38	150,971
2013	$1.77	$2.25	100,059
2012	$1.59	$1.77	100,365
2011	$1.63	$1.59	29,560
2010	$1.26	$1.63	18,254
Ivy VIP Natural Resources Sub-Account:
2019	$0.77	$0.83	38,683
2018	$1.02	$0.77	74,607
2017	$ 1.01	$1.02	119,801
2016	$0.84	$ 1.01	502,294
2015	$ 1.10	$0.84	125,452
2014	$1.29	$ 1.10	108,781
2013	$1.22	$1.29	107,383
2012	$1.22	$1.22	125,579
2011	$1.59	$1.22	118,938
2010	$1.38	$1.59	116,344
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.09	$1.25	—
2018	$1.15	$1.09	—
2017	$1.04	$1.15	—
2016	$1.04	$1.04	—
2015	$1.06	$1.04	—
2014	$1.05	$1.06	—
2013	$1.00	$1.05	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$ 1.11	$1.29	—
2018	$1.18	$ 1.11	—
2017	$1.04	$1.18	—
2016	$1.04	$1.04	—
2015	$ 1.07	$1.04	—
2014	$1.05	$ 1.07	—
2013	$1.00	$1.05	—

2.00% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.06	$1.19	—
2018	$ 1.11	$1.06	99,222
2017	$ 1.01	$ 1.11	103,230
2016	$1.02	$ 1.01	117,808
2015	$1.05	$1.02	112,884
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—
Ivy VIP Science and Technology Sub-Account:
2019	$ 3.71	$5.44	48,096
2018	$4.00	$ 3.71	127,863
2017	$3.09	$4.00	210,662
2016	$ 3.10	$3.09	80,561
2015	$3.26	$ 3.10	82,064
2014	$3.23	$3.26	83,311
2013	$ 2.11	$3.23	87,568
2012	$1.68	$ 2.11	85,246
2011	$1.82	$1.68	63,592
2010	$1.65	$1.82	83,175
Ivy VIP Small Cap Core Sub-Account:
2019	$2.44	$2.97	56,635
2018	$2.78	$2.44	168,091
2017	$2.49	$2.78	238,371
2016	$1.97	$2.49	102,334
2015	$2.13	$1.97	83,187
2014	$2.03	$2.13	102,467
2013	$1.55	$2.03	111,277
2012	$1.34	$1.55	126,867
2011	$1.56	$1.34	155,217
2010	$1.26	$1.56	170,397
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$2.43	$2.94	38,203
2018	$2.36	$2.43	145,247
2017	$ 2.21	$2.36	227,046
2016	$1.99	$ 2.21	23,336
2015	$2.24	$1.99	17,357
2014	$2.33	$2.24	23,158
2013	$ 1.51	$2.33	27,270
2012	$1.38	$ 1.51	15,875
2011	$ 1.51	$1.38	9,223
2010	$1.09	$ 1.51	28,083
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$2.09	$2.58	8,193
2018	$2.29	$2.09	9,530
2017	$2.08	$2.29	44,661
2016	$ 1.91	$2.08	67,933
2015	$2.03	$ 1.91	231,734
2014	$1.86	$2.03	235,642
2013	$ 1.41	$1.86	23,125
2012	$ 1.21	$ 1.41	17,863
2011	$1.33	$ 1.21	18,359
2010	$1.14	$1.33	22,101
Janus Henderson Balanced Sub-Account:
2019	$2.30	$2.76	19,866
2018	$2.34	$2.30	22,621
2017	$2.02	$2.34	27,784
2016	$1.97	$2.02	78,039
2015	$ 2.01	$1.97	93,354
2014	$1.89	$ 2.01	100,250
2013	$ 1.61	$1.89	132,806
2012	$1.45	$ 1.61	150,599
2011	$1.46	$1.45	150,845
2010	$1.38	$1.46	79,083
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.96	$1.02	36,843
2018	$0.99	$0.96	54,245
2017	$0.98	$0.99	72,937
2016	$0.97	$0.98	51,349
2015	$1.00	$0.97	1,873
Janus Henderson Forty Sub-Account:
2019	$3.27	$4.38	22,784
2018	$3.28	$3.27	23,940
2017	$2.57	$3.28	15,976
2016	$2.57	$2.57	90,515
2015	$2.35	$2.57	192,726
2014	$ 2.21	$2.35	96,585
2013	$1.72	$ 2.21	253,389
2012	$1.42	$1.72	124,210
2011	$1.55	$1.42	115,283
2010	$1.49	$1.55	134,649
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.38	$1.76	85,566
2018	$1.63	$1.38	137,917
2017	$1.46	$1.63	195,297
2016	$1.26	$1.46	275,799
2015	$1.33	$1.26	282,970
2014	$1.25	$1.33	290,164
2013	$1.02	$1.25	326,690
2012	$0.94	$1.02	347,767
2011	$0.98	$0.94	272,076
2010	$0.87	$0.98	303,952

2.00% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Janus Henderson Overseas Sub-Account:
2019	$1.78	$ 2.21	40,135
2018	$2.14	$1.78	62,725
2017	$1.67	$2.14	103,907
2016	$1.82	$1.67	406,656
2015	$2.04	$1.82	322,119
2014	$2.37	$2.04	343,379
2013	$ 2.11	$2.37	373,330
2012	$1.90	$ 2.11	397,018
2011	$2.87	$1.90	450,344
2010	$2.34	$2.87	471,863
MFS ® Mid Cap Growth Series Sub-Account:
2019	$2.05	$2.77	—
2018	$ 2.07	$2.05	—
2017	$1.67	$ 2.07	—
2016	$1.62	$1.67	—
2015	$1.59	$1.62	—
2014	$1.49	$1.59	—
2013	$ 1.11	$1.49	—
2012	$0.97	$ 1.11	—
2011	$1.06	$0.97	—
2010	$0.83	$1.06	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$1.08	$1.33	5,649
2018	$1.22	$1.08	20,345
2017	$0.98	$1.22	59,821
2016	$0.96	$0.98	28,462
2015	$1.00	$0.96	2,327
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.67	$0.78	125,530
2018	$0.82	$0.67	191,483
2017	$0.62	$0.82	322,630
2016	$0.60	$0.62	474,394
2015	$0.68	$0.60	479,594
2014	$0.73	$0.68	461,105
2013	$0.75	$0.73	364,609
2012	$0.64	$0.75	350,032
2011	$0.80	$0.64	232,965
2010	$0.68	$0.80	223,181
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$ 1.10	$1.32	20,090
2018	$1.24	$ 1.10	37,789
2017	$1.05	$1.24	39,726
2016	$0.97	$1.05	49,544
2015	$0.89	$0.97	53,930
2014	$0.99	$ 1.01	54,991
2013	$0.85	$0.99	85,742
2012	$0.76	$0.85	119,905
2011	$0.82	$0.76	104,635
2010	$0.72	$0.82	20,488
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.14	$1.30	480,022
2018	$1.24	$1.14	620,584
2017	$1.12	$1.24	794,642
2016	$1.05	$1.12	917,441
2015	$ 1.10	$1.05	868,898
2014	$ 1.07	$ 1.10	453,988
2013	$0.98	$ 1.07	563,816
2012	$0.90	$0.98	1,238,725
2011	$0.93	$0.90	1,351,504
2010	$0.84	$0.93	1,440,189
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$ 1.07	$1.15	57,944
2018	$1.12	$ 1.07	62,923
2017	$1.08	$1.12	178,595
2016	$1.05	$1.08	184,722
2015	$1.09	$1.05	177,208
2014	$1.08	$1.09	182,456
2013	$ 1.07	$1.08	230,818
2012	$1.04	$ 1.07	251,633
2011	$1.03	$1.04	142,440
2010	$0.98	$1.03	146,329
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.13	$1.33	14,328
2018	$1.25	$1.13	28,414
2017	$1.09	$1.25	67,823
2016	$ 1.01	$1.09	671,269
2015	$1.06	$ 1.01	693,914
2014	$1.03	$1.06	705,794
2013	$ 0.91	$1.03	796,145
2012	$0.82	$ 0.91	808,562
2011	$0.87	$0.82	1,447,480
2010	$0.77	$0.87	1,580,537

2.00% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$ 1.10	$1.22	43,493
2018	$1.18	$ 1.10	60,685
2017	$1.09	$1.18	87,292
2016	$1.05	$1.09	380,015
2015	$1.09	$1.05	401,843
2014	$ 1.07	$1.09	899,073
2013	$1.02	$ 1.07	955,495
2012	$0.96	$1.02	991,819
2011	$0.97	$0.96	604,218
2010	$0.74	$0.89	548,654
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.48	$1.82	4,855
2018	$ 1.61	$1.48	7,387
2017	$1.39	$ 1.61	13,342
2016	$1.29	$1.39	8,063
2015	$1.33	$1.29	10,999
2014	$1.23	$1.33	36,888
2013	$ 0.91	$1.23	30,193
2012	$0.84	$ 0.91	1,721
2011	$0.89	$0.84	—
2010	$0.74	$0.89	8,312
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$ 1.07	$1.28	—
2018	$1.20	$ 1.07	3,218
2017	$1.05	$1.20	3,278
2016	$1.00	$1.05	—
2015	$1.08	$1.00	—
2014	$1.04	$1.08	—
2013	$1.00	$1.04	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.95	$0.97	264,345
2018	$0.97	$0.95	373,285
2017	$0.98	$0.97	554,856
2016	$0.99	$0.98	893,854
2015	$1.00	$0.99	924,156
2014	$1.02	$1.00	1,010,079
2013	$1.04	$1.02	1,032,313
2012	$1.00	$1.04	1,839,536
2011	$ 1.01	$1.00	601,222
2010	$1.00	$ 1.01	87,599
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
PIMCO VIT Total Return Sub-Account (a):
2019	$1.09	$1.15	530,118
2018	$1.12	$1.09	712,594
2017	$1.09	$1.12	1,044,448
2016	$1.08	$1.09	1,402,667
2015	$ 1.10	$1.08	1,525,309
2014	$ 1.07	$ 1.10	1,628,053
2013	$1.12	$ 1.07	1,536,190
2012	$1.04	$1.12	2,554,547
2011	$1.03	$1.04	840,795
2010	$1.00	$1.03	261,738
Putnam VT Equity Income Sub-Account (p):
2019	$1.90	$2.43	20,847
2018	$2.12	$1.90	28,169
2017	$1.82	$2.12	36,076
2016	$1.64	$1.82	20,652
2015	$1.72	$1.64	18,025
2014	$1.56	$1.72	24,160
2013	$1.20	$1.56	26,204
2012	$1.03	$1.20	10,219
2011	$1.03	$1.03	11,096
2010	$0.93	$1.03	3,082
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.24	$3.00	23,904
2018	$2.23	$2.24	22,114
2017	$1.74	$2.23	13,631
2016	$1.73	$1.74	24,492
2015	$1.88	$1.73	170,559
2014	$1.75	$1.88	310,897
2013	$1.24	$1.75	17,415
2012	$ 1.11	$1.24	21,968
2011	$1.38	$ 1.11	19,046
2010	$1.16	$1.38	6,208
Putnam VT International Equity Sub-Account:
2019	$1.34	$1.64	1,595
2018	$1.69	$1.34	—
2017	$1.36	$1.69	—
2016	$1.42	$1.36	—
2015	$1.45	$1.42	3,575
2014	$1.58	$1.45	7,232
2013	$1.26	$1.58	7,520
2012	$1.06	$1.26	9,931
2011	$1.30	$1.06	11,278
2010	$1.20	$1.30	12,584

2.00% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.42	$3.24	7,670
2018	$ 2.51	$2.42	18,359
2017	$1.98	$ 2.51	8,827
2016	$1.87	$1.98	10,090
2015	$1.92	$1.87	148,660
2014	$1.72	$1.92	154,276
2013	$1.29	$1.72	12,832
2012	$1.13	$1.29	14,380
2011	$ 1.21	$1.13	6,890
2010	$1.03	$ 1.21	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.26	$1.34	325,371
2018	$1.29	$1.26	552,635
2017	$1.26	$1.29	801,930
2016	$1.23	$1.26	2,146,542
2015	$1.25	$1.23	2,139,654
2014	$1.20	$1.25	2,330,892
2013	$1.24	$1.20	2,642,273
2012	$1.17	$1.24	2,644,846
2011	$ 1.11	$1.17	2,822,263
2010	$1.03	$ 1.11	3,384,835
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.25	$1.48	34,624
2018	$ 1.31	$1.25	38,346
2017	$1.13	$ 1.31	39,627
2016	$1.06	$1.13	80,286
2015	$1.12	$1.06	45,506
2014	$1.06	$1.12	46,842
2013	$1.00	$1.06	—
SFT Government Money Market Sub-Account (s):
2019	$0.86	$0.86	47,191
2018	$0.87	$0.86	65,263
2017	$0.89	$0.87	101,916
2016	$0.90	$0.89	423,581
2015	$0.92	$0.90	443,388
2014	$0.94	$0.92	640,859
2013	$0.96	$0.94	933,971
2012	$0.98	$0.96	1,275,099
2011	$1.00	$0.98	1,239,613
2010	$1.02	$1.00	831,907
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$2.62	$3.22	70,653
2018	$3.02	$2.62	109,602
2017	$2.66	$3.02	169,359
2016	$2.26	$2.66	680,557
2015	$2.37	$2.26	433,601
2014	$ 2.21	$2.37	497,218
2013	$ 1.70	$ 2.21	585,431
2012	$1.48	$ 1.70	667,306
2011	$1.55	$1.48	721,683
2010	$1.25	$1.55	773,755
SFT Index 500 Sub-Account (s):
2019	$2.26	$2.89	6,352
2018	$2.42	$2.26	13,487
2017	$2.03	$2.42	37,349
2016	$1.86	$2.03	35,483
2015	$1.88	$1.86	17,124
2014	$ 1.70	$1.88	22,863
2013	$1.32	$ 1.70	23,659
2012	$1.16	$1.32	13,145
2011	$1.17	$1.16	18,448
2010	$1.04	$1.17	14,589
SFT International Bond Sub-Account (s):
2019	$1.35	$1.34	148,316
2018	$1.36	$1.35	236,325
2017	$1.37	$1.36	420,458
2016	$1.36	$1.37	763,432
2015	$1.45	$1.36	761,372
2014	$1.45	$1.45	793,165
2013	$1.48	$1.45	839,212
2012	$1.30	$1.48	886,154
2011	$1.33	$1.30	845,743
2010	$1.19	$1.33	810,997
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$1.08	$1.24	3,996
2018	$1.16	$1.08	4,076
2017	$1.02	$1.16	99,476
2016	$1.00	$1.02	100,960
2015	$1.00	$1.00	—
SFT Real Estate Securities Sub-Account (s):
2019	$2.40	$2.93	83,292
2018	$2.59	$2.40	119,814
2017	$2.50	$2.59	193,256
2016	$2.45	$2.50	335,155
2015	$2.38	$2.45	253,938
2014	$1.86	$2.38	321,211
2013	$1.88	$1.86	355,590
2012	$1.62	$1.88	325,993
2011	$1.57	$1.62	312,954
2010	$1.24	$1.57	341,437

2.00% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.69	$3.59	257,861
2018	$2.68	$2.69	394,434
2017	$2.12	$2.68	614,809
2016	$2.14	$2.12	1,396,848
2015	$2.05	$2.14	1,507,607
2014	$1.84	$2.05	1,611,299
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.45	$2.97	28,300
2018	$ 2.61	$2.45	27,502
2017	$2.12	$ 2.61	58,082
2016	$1.79	$2.12	95,343
2015	$1.89	$1.79	93,878
2014	$1.77	$1.89	120,644
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.33	$2.88	252,218
2018	$2.64	$2.33	422,029
2017	$2.27	$2.64	663,972
2016	$2.09	$2.27	1,492,312
2015	$2.18	$2.09	1,414,071
2014	$2.04	$2.18	1,547,577
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$2.62	$3.44	69,497
2018	$2.73	$2.62	81,621
2017	$2.29	$2.73	101,336
2016	$2.23	$2.29	115,318
2015	$2.25	$2.23	207,788
2014	$2.05	$2.25	113,301
Templeton Developing Markets VIP Sub-Account:
2019	$1.98	$2.45	21,499
2018	$2.39	$1.98	33,273
2017	$1.74	$2.39	29,338
2016	$ 1.51	$1.74	40,440
2015	$1.92	$ 1.51	34,147
2014	$2.13	$1.92	44,903
2013	$2.20	$2.13	49,887
2012	$1.98	$2.20	52,001
2011	$2.40	$1.98	57,783
2010	$2.08	$2.40	55,741
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.06	$1.19	125,826
2018	$1.15	$1.06	129,502
2017	$1.06	$1.15	133,140
2016	$1.02	$1.06	124,567
2015	$1.08	$1.02	122,095
2014	$ 1.07	$1.08	124,089
2013	$1.02	$ 1.07	146,713
2012	$1.00	$1.02	157,007
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$0.99	$ 1.11	—
2018	$1.08	$0.99	—
2017	$0.99	$1.08	—
2016	$0.96	$0.99	—
2015	$1.03	$0.96	—
2014	$1.03	$1.03	—
2013	$1.00	$1.03	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$1.09	$1.25	250,645
2018	$ 1.21	$1.09	357,008
2017	$1.05	$ 1.21	360,784
2016	$1.02	$1.05	364,683
2015	$1.14	$1.02	462,816
2014	$1.15	$1.14	533,894
2013	$ 1.01	$1.15	551,032
2012	$1.00	$ 1.01	359,249
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.09	$1.25	81,321
2018	$1.20	$1.09	85,963
2017	$1.08	$1.20	87,164
2016	$1.03	$1.08	80,120
2015	$1.13	$1.03	83,020
2014	$1.12	$1.13	84,647
2013	$ 1.01	$1.12	87,919
2012	$1.00	$ 1.01	91,261
2.10% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.06	$1.19	—
2018	$1.16	$1.06	7,229
2017	$1.04	$1.16	7,287
2016	$1.03	$1.04	7,673
2015	$1.06	$1.03	7,925
2014	$1.04	$1.06	15,554
2013	$1.00	$1.04	—
AB VPS International Value Sub-Account:
2019	$0.49	$0.56	71,355
2018	$0.65	$0.49	64,771
2017	$0.53	$0.65	—
2016	$0.55	$0.53	—
2015	$0.55	$0.55	—
2014	$0.60	$0.55	—
2013	$0.50	$0.60	—
2012	$0.45	$0.50	—
2011	$0.57	$0.45	—
2010	$0.55	$0.57	—

2.10% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Century VP Income & Growth Sub-Account:
2019	$1.99	$ 2.41	6,907
2018	$2.19	$1.99	6,963
2017	$1.86	$2.19	7,023
2016	$1.68	$1.86	7,083
2015	$1.82	$1.68	5,661
2014	$1.66	$1.82	5,761
2013	$1.25	$1.66	—
2012	$ 1.11	$1.25	—
2011	$ 1.11	$ 1.11	—
2010	$0.99	$ 1.11	—
American Century VP Inflation Protection Sub-Account:
2019	$ 1.10	$1.17	37,233
2018	$1.16	$ 1.10	64,989
2017	$1.14	$1.16	66,193
2016	$ 1.11	$1.14	110,931
2015	$1.17	$ 1.11	104,261
2014	$1.15	$1.17	95,474
2013	$1.29	$1.15	49,816
2012	$1.22	$1.29	17,148
2011	$1.12	$1.22	16,995
2010	$1.09	$1.12	18,580
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.93	$0.98	108,234
2018	$0.96	$0.93	114,142
2017	$0.92	$0.96	77,583
2016	$ 0.91	$0.92	52,458
2015	$0.97	$ 0.91	43,046
2014	$0.98	$0.97	26,628
2013	$1.03	$0.98	5,808
2012	$0.99	$1.03	—
2011	$1.00	$0.99	—
American Funds IS Global Growth Sub-Account (b):
2019	$1.48	$1.97	103,831
2018	$1.67	$1.48	85,134
2017	$1.29	$1.67	58,887
2016	$ 1.31	$1.29	67,299
2015	$1.25	$ 1.31	61,270
2014	$1.25	$1.25	66,446
2013	$0.99	$1.25	—
2012	$0.82	$0.99	—
2011	$1.00	$0.82	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.17	$ 1.51	103,158
2018	$1.34	$1.17	113,905
2017	$1.08	$1.34	117,463
2016	$1.08	$1.08	88,000
2015	$ 1.10	$1.08	82,450
2014	$ 1.10	$ 1.10	76,487
2013	$0.88	$ 1.10	—
2012	$0.76	$0.88	—
2011	$1.00	$0.76	—
American Funds IS Growth Sub-Account (b):
2019	$1.86	$2.38	189,395
2018	$1.90	$1.86	170,482
2017	$ 1.51	$1.90	195,770
2016	$ 1.41	$ 1.51	233,210
2015	$1.35	$ 1.41	16,231
2014	$1.27	$1.35	—
2013	$1.00	$1.27	22,148
2012	$0.86	$1.00	—
2011	$1.00	$0.86	—
American Funds IS Growth-Income Sub-Account (b):
2019	$1.84	$2.27	90,424
2018	$ 1.91	$1.84	92,904
2017	$1.59	$ 1.91	116,173
2016	$1.46	$1.59	407,012
2015	$1.47	$1.46	111,106
2014	$1.36	$1.47	96,385
2013	$1.04	$1.36	—
2012	$0.90	$1.04	—
2011	$1.00	$0.90	—
American Funds IS International Sub-Account (b):
2019	$1.06	$1.28	114,850
2018	$1.25	$1.06	116,708
2017	$0.96	$1.25	84,095
2016	$0.95	$0.96	85,929
2015	$1.02	$0.95	82,263
2014	$ 1.07	$1.02	112,517
2013	$0.90	$ 1.07	—
2012	$0.78	$0.90	—
2011	$1.00	$0.78	—
American Funds IS New World® Sub-Account (b):
2019	$0.96	$ 1.21	126,797
2018	$1.14	$0.96	127,049
2017	$0.90	$1.14	90,790
2016	$0.87	$0.90	93,678
2015	$0.92	$0.87	71,810
2014	$1.02	$0.92	54,832
2013	$0.93	$1.02	2,784
2012	$ 0.81	$0.93	—
2011	$1.00	$ 0.81	—

2.10% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$0.99	$1.02	—
2018	$1.00	$0.99	—
2017	$ 1.01	$1.00	—
2016	$1.02	$ 1.01	988
2015	$1.02	$1.02	956
2014	$0.99	$1.02	974
2013	$1.05	$0.99	991
2012	$1.05	$1.05	—
2011	$1.00	$1.05	—
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.20	$1.49	289,976
2018	$1.19	$1.20	321,035
2017	$0.98	$1.19	408,151
2016	$0.95	$0.98	1,428
2015	$1.00	$0.95	1,451
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.83	$2.28	148,764
2018	$2.04	$1.83	160,216
2017	$1.85	$2.04	167,961
2016	$ 1.61	$1.85	471,114
2015	$ 1.71	$ 1.61	84,846
2014	$ 1.61	$ 1.71	86,739
2013	$1.29	$ 1.61	69,090
2012	$1.12	$1.29	52,998
2011	$1.14	$1.12	57,067
2010	$ 1.01	$1.14	58,851
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$2.76	$3.33	92,729
2018	$3.30	$2.76	80,684
2017	$2.80	$3.30	82,026
2016	$2.55	$2.80	85,532
2015	$2.65	$2.55	41,999
2014	$2.55	$2.65	35,527
2013	$1.92	$2.55	699
2012	$ 1.71	$1.92	832
2011	$1.96	$ 1.71	834
2010	$1.56	$1.96	763
Franklin Mutual Shares VIP Sub-Account:
2019	$1.78	$2.14	104,094
2018	$2.00	$1.78	115,071
2017	$1.89	$2.00	135,141
2016	$1.66	$1.89	—
2015	$1.79	$1.66	—
2014	$ 1.70	$1.79	—
2013	$1.35	$ 1.70	—
2012	$ 1.21	$1.35	—
2011	$1.25	$ 1.21	—
2010	$1.15	$1.25	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Franklin Small Cap Value VIP Sub-Account:
2019	$1.45	$1.80	43,812
2018	$ 1.70	$1.45	48,910
2017	$1.57	$ 1.70	70,689
2016	$1.23	$1.57	282,832
2015	$1.36	$1.23	71,574
2014	$1.38	$1.36	79,640
2013	$1.03	$1.38	38,925
2012	$0.89	$1.03	5,168
2011	$0.95	$0.89	5,372
2010	$0.75	$0.95	5,470
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$2.09	$2.69	8,493
2018	$2.26	$2.09	9,184
2017	$1.90	$2.26	9,671
2016	$1.86	$1.90	9,701
2015	$1.95	$1.86	—
2014	$1.86	$1.95	—
2013	$1.37	$1.86	—
2012	$1.26	$1.37	—
2011	$1.36	$1.26	—
2010	$1.09	$1.36	—
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.03	$1.13	29,950
2018	$ 1.10	$1.03	30,428
2017	$0.99	$ 1.10	—
2016	$0.97	$0.99	—
2015	$1.05	$0.97	—
2014	$1.03	$1.05	15,903
2013	$1.00	$1.03	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$0.97	$0.97	114,342
2018	$0.98	$0.97	1,039,929
2017	$0.99	$0.98	16,849
2016	$1.00	$0.99	25,943
2015	$1.02	$1.00	16,845
2014	$1.05	$1.02	13,701
2013	$1.06	$1.05	6,028
2012	$1.06	$1.06	—
2011	$ 1.01	$1.06	—
2010	$1.00	$ 1.01	—

2.10% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$1.86	$2.34	55,393
2018	$2.37	$1.86	50,380
2017	$ 1.91	$2.37	49,932
2016	$ 2.01	$ 1.91	81,277
2015	$1.99	$ 2.01	54,429
2014	$2.19	$1.99	51,361
2013	$1.78	$2.19	16,406
2012	$1.49	$1.78	842
2011	$1.65	$1.49	912
2010	$1.47	$1.65	865
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.52	$1.88	6,245
2018	$1.74	$1.52	4,470
2017	$1.56	$1.74	4,521
2016	$1.35	$1.56	4,569
2015	$1.47	$1.35	2,735
2014	$1.35	$1.47	—
2013	$0.98	$1.35	—
2012	$0.85	$0.98	—
2011	$0.89	$0.85	—
2010	$0.74	$0.89	—
Invesco V.I. American Value Sub-Account:
2019	$1.29	$1.58	70,422
2018	$ 1.51	$1.29	66,555
2017	$ 1.41	$ 1.51	103,461
2016	$1.25	$ 1.41	201,943
2015	$ 1.41	$1.25	62,331
2014	$ 1.31	$ 1.41	58,243
2013	$1.00	$ 1.31	10,424
2012	$0.87	$1.00	—
2011	$0.88	$0.87	—
2010	$0.74	$0.88	—
Invesco V.I. Comstock Sub-Account:
2019	$2.02	$2.47	240,127
2018	$2.35	$2.02	255,967
2017	$2.04	$2.35	300,180
2016	$1.78	$2.04	213,590
2015	$1.94	$1.78	94,736
2014	$1.82	$1.94	100,733
2013	$1.37	$1.82	31,205
2012	$1.18	$1.37	3,037
2011	$1.23	$1.18	3,169
2010	$1.08	$1.23	3,180
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.43	$1.68	—
2018	$ 1.61	$1.43	—
2017	$1.49	$ 1.61	—
2016	$1.32	$1.49	—
2015	$1.39	$1.32	—
2014	$1.30	$1.39	—
2013	$1.06	$1.30	—
2012	$0.97	$1.06	—
2011	$ 1.01	$0.97	—
2010	$0.95	$ 1.01	—
Invesco V.I. Growth and Income Sub-Account:
2019	$ 2.07	$2.54	133,769
2018	$2.45	$ 2.07	141,915
2017	$2.20	$2.45	159,158
2016	$1.88	$2.20	84,887
2015	$1.98	$1.88	35,329
2014	$1.84	$1.98	35,577
2013	$ 1.41	$1.84	—
2012	$1.26	$ 1.41	—
2011	$ 1.31	$1.26	—
2010	$1.19	$ 1.31	—
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.24	$1.54	24,428
2018	$1.50	$1.24	27,046
2017	$1.35	$1.50	25,468
2016	$1.23	$1.35	52,650
2015	$1.33	$1.23	48,786
2014	$1.33	$1.33	56,328
2013	$0.99	$1.33	29,575
2012	$0.89	$0.99	5,220
2011	$0.92	$0.89	5,304
2010	$0.73	$0.92	5,641
Ivy VIP Asset Strategy Sub-Account:
2019	$2.48	$2.95	23,433
2018	$2.67	$2.48	25,476
2017	$ 2.31	$2.67	25,556
2016	$2.42	$ 2.31	25,633
2015	$ 2.70	$2.42	23,010
2014	$ 2.91	$ 2.70	23,291
2013	$2.37	$ 2.91	26,021
2012	$2.03	$2.37	—
2011	$2.24	$2.03	—
2010	$ 2.10	$2.24	—

2.10% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Balanced Sub-Account:
2019	$1.95	$2.34	56,621
2018	$2.06	$1.95	55,253
2017	$1.89	$2.06	56,817
2016	$1.89	$1.89	54,607
2015	$1.94	$1.89	41,770
2014	$1.84	$1.94	40,121
2013	$1.52	$1.84	—
2012	$1.39	$1.52	—
2011	$1.37	$1.39	—
2010	$1.20	$1.37	—
Ivy VIP Core Equity Sub-Account:
2019	$2.57	$3.30	96,186
2018	$2.75	$2.57	109,524
2017	$2.32	$2.75	119,510
2016	$2.29	$2.32	170,808
2015	$2.35	$2.29	97,525
2014	$2.19	$2.35	97,631
2013	$1.68	$2.19	16,376
2012	$1.44	$1.68	—
2011	$1.45	$1.44	—
2010	$1.22	$1.45	—
Ivy VIP Global Growth Sub-Account:
2019	$1.98	$2.45	40,345
2018	$2.16	$1.98	40,854
2017	$1.77	$2.16	24,249
2016	$1.87	$1.77	74,228
2015	$1.84	$1.87	59,671
2014	$1.87	$1.84	68,108
2013	$1.60	$1.87	33,911
2012	$1.38	$1.60	—
2011	$1.52	$1.38	—
2010	$1.36	$1.52	—
Ivy VIP High Income Sub-Account (e)(l):
2019	$ 1.07	$1.16	162,308
2018	$1.12	$ 1.07	170,772
2017	$ 1.07	$1.12	173,171
2016	$0.94	$ 1.07	211,715
2015	$1.03	$0.94	194,210
2014	$1.03	$1.03	204,023
2013	$1.00	$1.03	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$1.74	$2.03	103,356
2018	$2.17	$1.74	117,034
2017	$1.80	$2.17	97,535
2016	$1.82	$1.80	102,602
2015	$1.87	$1.82	70,675
2014	$1.88	$1.87	76,283
2013	$1.54	$1.88	73,049
2012	$1.39	$1.54	56,448
2011	$1.65	$1.39	56,019
2010	$1.47	$1.65	51,786
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.75	$ 3.71	19,857
2018	$ 2.81	$2.75	22,452
2017	$2.26	$ 2.81	21,807
2016	$2.17	$2.26	63,157
2015	$2.36	$2.17	57,855
2014	$2.23	$2.36	60,963
2013	$1.75	$2.23	32,532
2012	$1.58	$1.75	—
2011	$1.62	$1.58	—
2010	$1.26	$1.62	—
Ivy VIP Natural Resources Sub-Account:
2019	$0.76	$ 0.81	7,700
2018	$ 1.01	$0.76	8,900
2017	$1.00	$ 1.01	54,887
2016	$0.83	$1.00	192,463
2015	$1.09	$0.83	15,932
2014	$1.28	$1.09	1,090
2013	$ 1.21	$1.28	1,109
2012	$ 1.21	$ 1.21	—
2011	$1.58	$ 1.21	—
2010	$1.38	$1.58	—
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.08	$1.24	—
2018	$1.15	$1.08	—
2017	$1.03	$1.15	—
2016	$1.04	$1.03	—
2015	$1.06	$1.04	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$ 1.10	$1.29	—
2018	$1.18	$ 1.10	—
2017	$1.04	$1.18	—
2016	$1.04	$1.04	—
2015	$ 1.07	$1.04	—
2014	$1.05	$ 1.07	—
2013	$1.00	$1.05	—

2.10% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.05	$1.18	8,882
2018	$ 1.11	$1.05	8,882
2017	$ 1.01	$ 1.11	8,882
2016	$1.02	$ 1.01	8,882
2015	$1.05	$1.02	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—
Ivy VIP Science and Technology Sub-Account:
2019	$3.66	$5.35	103,777
2018	$3.94	$3.66	110,951
2017	$3.04	$3.94	128,015
2016	$3.06	$3.04	18,820
2015	$3.22	$3.06	9,536
2014	$3.19	$3.22	11,611
2013	$2.09	$3.19	2,216
2012	$1.67	$2.09	—
2011	$ 1.81	$1.67	—
2010	$1.64	$ 1.81	—
Ivy VIP Small Cap Core Sub-Account:
2019	$2.40	$2.93	153,085
2018	$2.74	$2.40	166,711
2017	$2.46	$2.74	191,579
2016	$1.95	$2.46	33,513
2015	$ 2.11	$1.95	24,970
2014	$ 2.01	$ 2.11	25,720
2013	$1.54	$ 2.01	18,961
2012	$1.33	$1.54	20,519
2011	$1.55	$1.33	21,638
2010	$1.25	$1.55	20,952
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$2.39	$2.89	143,404
2018	$2.33	$2.39	157,880
2017	$2.19	$2.33	184,749
2016	$1.97	$2.19	6,683
2015	$2.22	$1.97	4,251
2014	$2.30	$2.22	4,356
2013	$1.49	$2.30	595
2012	$1.36	$1.49	—
2011	$1.50	$1.36	—
2010	$1.09	$1.50	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$2.05	$2.54	65,624
2018	$2.26	$2.05	66,576
2017	$2.05	$2.26	69,159
2016	$1.89	$2.05	128,025
2015	$2.00	$1.89	119,100
2014	$1.85	$2.00	114,224
2013	$1.39	$1.85	21,527
2012	$1.20	$1.39	—
2011	$1.32	$1.20	—
2010	$1.13	$1.32	—
Janus Henderson Balanced Sub-Account:
2019	$2.27	$ 2.71	49,500
2018	$ 2.31	$2.27	51,194
2017	$1.99	$ 2.31	55,150
2016	$1.95	$1.99	56,306
2015	$1.98	$1.95	41,034
2014	$1.87	$1.98	37,007
2013	$1.60	$1.87	—
2012	$1.44	$1.60	—
2011	$1.45	$1.44	—
2010	$1.37	$1.45	—
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.95	$1.02	—
2018	$0.99	$0.95	191
2017	$0.97	$0.99	190
2016	$0.97	$0.97	24,772
2015	$1.00	$0.97	25,681
Janus Henderson Forty Sub-Account:
2019	$3.22	$ 4.31	13,956
2018	$3.23	$3.22	8,555
2017	$2.54	$3.23	8,691
2016	$2.54	$2.54	27,666
2015	$2.32	$2.54	27,239
2014	$2.18	$2.32	26,090
2013	$ 1.70	$2.18	14,226
2012	$ 1.41	$ 1.70	1,068
2011	$1.54	$ 1.41	1,156
2010	$1.48	$1.54	1,100
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.36	$1.73	76,193
2018	$ 1.61	$1.36	82,245
2017	$1.45	$ 1.61	79,713
2016	$1.25	$1.45	113,897
2015	$1.32	$1.25	113,755
2014	$1.25	$1.32	122,539
2013	$ 1.01	$1.25	38,341
2012	$0.93	$ 1.01	5,050
2011	$0.98	$0.93	5,021
2010	$0.87	$0.98	5,084

2.10% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Janus Henderson Overseas Sub-Account:
2019	$1.75	$2.17	47,994
2018	$ 2.11	$1.75	53,872
2017	$1.64	$ 2.11	35,100
2016	$1.80	$1.64	39,133
2015	$2.02	$1.80	26,282
2014	$2.34	$2.02	33,619
2013	$2.09	$2.34	26,835
2012	$1.89	$2.09	23,871
2011	$2.85	$1.89	21,414
2010	$2.33	$2.85	16,920
MFS ® Mid Cap Growth Series Sub-Account:
2019	$2.02	$2.73	—
2018	$2.04	$2.02	—
2017	$1.64	$2.04	—
2016	$1.60	$1.64	—
2015	$1.57	$1.60	—
2014	$1.48	$1.57	—
2013	$ 1.10	$1.48	3,705
2012	$0.96	$ 1.10	—
2011	$1.05	$0.96	—
2010	$0.83	$1.05	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$ 1.07	$1.32	26,737
2018	$ 1.21	$ 1.07	28,877
2017	$0.98	$ 1.21	55,269
2016	$0.96	$0.98	2,335
2015	$1.00	$0.96	2,465
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.66	$0.77	45,318
2018	$0.82	$0.66	56,630
2017	$0.62	$0.82	56,436
2016	$0.59	$0.62	143,322
2015	$0.68	$0.59	118,841
2014	$0.72	$0.68	119,334
2013	$0.75	$0.72	57,858
2012	$0.64	$0.75	7,046
2011	$0.79	$0.64	7,047
2010	$0.68	$0.79	6,112
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.09	$1.30	—
2018	$1.22	$1.09	—
2017	$1.04	$1.22	—
2016	$0.96	$1.04	—
2015	$0.88	$0.96	—
2014	$0.98	$ 1.01	—
2013	$0.85	$0.98	—
2012	$0.76	$0.85	—
2011	$0.82	$0.76	—
2010	$0.72	$0.82	—
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.13	$1.29	—
2018	$1.23	$1.13	—
2017	$ 1.11	$1.23	—
2016	$1.04	$ 1.11	—
2015	$1.09	$1.04	—
2014	$ 1.07	$1.09	—
2013	$0.97	$ 1.07	—
2012	$0.90	$0.97	—
2011	$0.92	$0.90	—
2010	$0.84	$0.92	—
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.06	$1.14	—
2018	$ 1.11	$1.06	—
2017	$ 1.07	$ 1.11	—
2016	$1.04	$ 1.07	—
2015	$1.08	$1.04	—
2014	$ 1.07	$1.08	—
2013	$ 1.07	$ 1.07	—
2012	$1.04	$ 1.07	—
2011	$1.03	$1.04	—
2010	$0.98	$1.03	—
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.12	$ 1.31	21,237
2018	$1.24	$1.12	22,190
2017	$1.08	$1.24	23,283
2016	$ 1.01	$1.08	24,364
2015	$1.05	$ 1.01	—
2014	$1.03	$1.05	—
2013	$0.90	$1.03	—
2012	$0.82	$0.90	—
2011	$0.86	$0.82	—
2010	$0.77	$0.86	—

2.10% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.09	$ 1.21	72,098
2018	$1.16	$1.09	72,098
2017	$1.08	$1.16	72,098
2016	$1.04	$1.08	—
2015	$1.08	$1.04	—
2014	$ 1.07	$1.08	—
2013	$ 1.01	$ 1.07	—
2012	$0.96	$ 1.01	—
2011	$0.97	$0.96	—
2010	$0.90	$0.97	—
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.47	$1.80	1,371
2018	$1.59	$1.47	1,596
2017	$1.38	$1.59	1,642
2016	$1.28	$1.38	1,934
2015	$1.32	$1.28	1,818
2014	$1.22	$1.32	1,348
2013	$ 0.91	$1.22	1,372
2012	$0.84	$ 0.91	—
2011	$0.88	$0.84	—
2010	$0.73	$0.88	—
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$ 1.07	$1.27	39,375
2018	$1.20	$ 1.07	38,150
2017	$1.05	$1.20	2,443
2016	$0.99	$1.05	2,912
2015	$ 1.07	$0.99	3,092
2014	$1.04	$ 1.07	10,704
2013	$1.00	$1.04	2,963
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.95	$0.96	177,138
2018	$0.96	$0.95	174,112
2017	$0.97	$0.96	162,460
2016	$0.98	$0.97	223,257
2015	$1.00	$0.98	106,810
2014	$ 1.01	$1.00	50,625
2013	$1.04	$ 1.01	18,850
2012	$1.00	$1.04	—
2011	$ 1.01	$1.00	—
2010	$1.00	$ 1.01	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
PIMCO VIT Total Return Sub-Account (a):
2019	$1.08	$1.14	363,542
2018	$ 1.11	$1.08	385,656
2017	$1.08	$ 1.11	374,198
2016	$ 1.07	$1.08	427,906
2015	$1.09	$ 1.07	209,147
2014	$ 1.07	$1.09	211,124
2013	$1.12	$ 1.07	55,011
2012	$1.04	$1.12	—
2011	$1.03	$1.04	—
2010	$1.00	$1.03	—
Putnam VT Equity Income Sub-Account (p):
2019	$1.87	$2.39	87,382
2018	$2.09	$1.87	93,718
2017	$1.80	$2.09	92,772
2016	$1.62	$1.80	92,766
2015	$ 1.70	$1.62	73,636
2014	$1.54	$ 1.70	74,536
2013	$1.19	$1.54	—
2012	$1.02	$1.19	—
2011	$1.02	$1.02	—
2010	$0.93	$1.02	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$ 2.21	$2.95	37,151
2018	$2.20	$ 2.21	29,514
2017	$1.72	$2.20	33,141
2016	$ 1.71	$1.72	35,116
2015	$1.86	$ 1.71	24,876
2014	$1.73	$1.86	22,183
2013	$1.23	$1.73	997
2012	$ 1.10	$1.23	—
2011	$1.37	$ 1.10	—
2010	$1.15	$1.37	—
Putnam VT International Equity Sub-Account:
2019	$1.32	$ 1.61	22,017
2018	$1.66	$1.32	20,789
2017	$1.34	$1.66	—
2016	$1.40	$1.34	13,298
2015	$1.43	$1.40	—
2014	$1.57	$1.43	—
2013	$1.25	$1.57	—
2012	$1.05	$1.25	—
2011	$1.29	$1.05	—
2010	$1.19	$1.29	—

2.10% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.39	$3.18	42,162
2018	$2.47	$2.39	45,450
2017	$1.95	$2.47	47,071
2016	$1.85	$1.95	52,259
2015	$1.90	$1.85	44,510
2014	$ 1.71	$1.90	45,999
2013	$1.28	$ 1.71	490
2012	$1.12	$1.28	—
2011	$1.20	$1.12	—
2010	$1.03	$1.20	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.24	$1.32	299,076
2018	$1.27	$1.24	355,574
2017	$1.24	$1.27	328,954
2016	$1.22	$1.24	345,690
2015	$1.24	$1.22	275,567
2014	$1.19	$1.24	243,088
2013	$1.22	$1.19	146,457
2012	$1.16	$1.22	132,419
2011	$ 1.10	$1.16	127,958
2010	$1.03	$ 1.10	134,923
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.24	$1.47	257,518
2018	$ 1.31	$1.24	267,885
2017	$1.13	$ 1.31	272,987
2016	$1.06	$1.13	274,865
2015	$1.12	$1.06	121,617
2014	$1.06	$1.12	113,268
2013	$1.00	$1.06	—
SFT Government Money Market Sub-Account (s):
2019	$0.85	$0.85	21,900
2018	$0.86	$0.85	30,115
2017	$0.88	$0.86	30,130
2016	$0.89	$0.88	44,367
2015	$ 0.91	$0.89	39,531
2014	$0.93	$ 0.91	82,775
2013	$0.95	$0.93	25,561
2012	$0.97	$0.95	23,521
2011	$0.99	$0.97	21,862
2010	$ 1.01	$0.99	21,977
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$2.58	$3.17	58,695
2018	$2.98	$2.58	62,918
2017	$2.63	$2.98	99,427
2016	$2.24	$2.63	177,756
2015	$2.35	$2.24	53,672
2014	$2.19	$2.35	54,370
2013	$1.69	$2.19	36,272
2012	$1.47	$1.69	39,510
2011	$1.53	$1.47	41,304
2010	$1.24	$1.53	42,680
SFT Index 500 Sub-Account (s):
2019	$2.22	$2.85	76,706
2018	$2.38	$2.22	64,170
2017	$ 2.01	$2.38	111,024
2016	$1.84	$ 2.01	166,026
2015	$1.86	$1.84	2,727
2014	$1.68	$1.86	—
2013	$1.30	$1.68	—
2012	$1.15	$1.30	—
2011	$1.16	$1.15	—
2010	$1.03	$1.16	—
SFT International Bond Sub-Account (s):
2019	$1.33	$1.32	145,293
2018	$1.34	$1.33	148,745
2017	$1.36	$1.34	164,508
2016	$1.34	$1.36	161,725
2015	$1.43	$1.34	134,913
2014	$1.44	$1.43	144,610
2013	$1.47	$1.44	27,993
2012	$1.29	$1.47	9,420
2011	$1.32	$1.29	9,677
2010	$1.18	$1.32	9,863
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$1.08	$1.23	506,553
2018	$1.16	$1.08	510,487
2017	$1.02	$1.16	514,486
2016	$1.00	$1.02	518,484
2015	$1.00	$1.00	—
SFT Real Estate Securities Sub-Account (s):
2019	$2.36	$2.88	109,217
2018	$2.55	$2.36	117,193
2017	$2.47	$2.55	129,604
2016	$2.42	$2.47	135,509
2015	$2.35	$2.42	89,922
2014	$1.84	$2.35	89,912
2013	$1.86	$1.84	35,364
2012	$ 1.61	$1.86	16,269
2011	$1.56	$ 1.61	17,594
2010	$1.24	$1.56	18,095

2.10% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.65	$3.54	98,286
2018	$2.64	$2.65	117,346
2017	$2.09	$2.64	157,662
2016	$2.12	$2.09	149,984
2015	$2.02	$2.12	135,866
2014	$1.82	$2.02	156,801
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.42	$2.93	52,519
2018	$2.57	$2.42	59,859
2017	$2.09	$2.57	61,256
2016	$1.77	$2.09	62,596
2015	$1.87	$1.77	50,310
2014	$1.75	$1.87	43,553
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.30	$2.83	43,942
2018	$2.60	$2.30	72,931
2017	$2.24	$2.60	102,671
2016	$ 2.07	$2.24	77,759
2015	$2.15	$ 2.07	61,584
2014	$ 2.01	$2.15	74,113
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$2.58	$3.38	36,435
2018	$2.69	$2.58	38,736
2017	$2.26	$2.69	41,413
2016	$2.20	$2.26	51,471
2015	$2.23	$2.20	36,818
2014	$2.03	$2.23	33,572
Templeton Developing Markets VIP Sub-Account:
2019	$1.95	$ 2.41	31,861
2018	$2.36	$1.95	29,803
2017	$1.72	$2.36	25,613
2016	$1.49	$1.72	86,549
2015	$1.90	$1.49	17,951
2014	$ 2.11	$1.90	14,101
2013	$2.18	$ 2.11	16,976
2012	$1.97	$2.18	15,721
2011	$2.39	$1.97	15,824
2010	$ 2.07	$2.39	14,293
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.05	$1.18	16,061
2018	$1.14	$1.05	15,714
2017	$1.05	$1.14	15,163
2016	$ 1.01	$1.05	14,936
2015	$1.08	$ 1.01	6,056
2014	$ 1.07	$1.08	5,845
2013	$ 1.01	$ 1.07	5,552
2012	$1.00	$ 1.01	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$0.98	$ 1.10	—
2018	$ 1.07	$0.98	—
2017	$0.99	$ 1.07	—
2016	$0.96	$0.99	—
2015	$1.03	$0.96	—
2014	$1.03	$1.03	—
2013	$1.00	$1.03	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$1.08	$1.24	—
2018	$ 1.21	$1.08	—
2017	$1.05	$ 1.21	—
2016	$ 1.01	$1.05	—
2015	$1.14	$ 1.01	—
2014	$1.15	$1.14	—
2013	$ 1.01	$1.15	—
2012	$1.00	$ 1.01	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.09	$1.24	5,736
2018	$1.20	$1.09	6,099
2017	$ 1.07	$1.20	6,441
2016	$1.03	$ 1.07	6,864
2015	$1.12	$1.03	6,855
2014	$1.12	$1.12	6,846
2013	$ 1.01	$1.12	6,863
2012	$1.00	$ 1.01	—
2.15% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.05	$1.19	—
2018	$1.16	$1.05	—
2017	$1.04	$1.16	—
2016	$1.03	$1.04	—
AB VPS International Value Sub-Account:
2019	$0.49	$0.56	—
2018	$0.65	$0.49	—
2017	$0.53	$0.65	—
2016	$0.55	$0.53	—
American Century VP Income & Growth Sub-Account:
2019	$1.98	$2.39	—
2018	$2.17	$1.98	—
2017	$1.85	$2.17	—
2016	$1.67	$1.85	—

2.15% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Century VP Inflation Protection Sub-Account:
2019	$1.09	$1.17	—
2018	$1.15	$1.09	—
2017	$1.13	$1.15	11,043
2016	$ 1.11	$1.13	29,180
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.93	$0.98	2,555
2018	$0.96	$0.93	2,555
2017	$0.92	$0.96	2,555
2016	$ 0.91	$0.92	2,555
American Funds IS Global Growth Sub-Account (b):
2019	$1.48	$1.96	—
2018	$1.66	$1.48	—
2017	$1.29	$1.66	—
2016	$ 1.31	$1.29	—
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.17	$1.50	—
2018	$1.33	$1.17	—
2017	$1.08	$1.33	—
2016	$1.08	$1.08	—
American Funds IS Growth Sub-Account (b):
2019	$1.85	$2.37	—
2018	$1.89	$1.85	—
2017	$ 1.51	$1.89	—
2016	$ 1.41	$ 1.51	—
American Funds IS Growth-Income Sub-Account (b):
2019	$1.83	$2.26	28,206
2018	$1.90	$1.83	28,593
2017	$1.59	$1.90	29,015
2016	$1.46	$1.59	29,424
American Funds IS International Sub-Account (b):
2019	$1.06	$1.27	—
2018	$1.24	$1.06	—
2017	$0.96	$1.24	—
2016	$0.95	$0.96	—
American Funds IS New World® Sub-Account (b):
2019	$0.96	$ 1.21	24,671
2018	$1.14	$0.96	25,655
2017	$0.90	$1.14	25,187
2016	$0.87	$0.90	21,555
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$0.98	$1.02	—
2018	$1.00	$0.98	—
2017	$1.00	$1.00	—
2016	$ 1.01	$1.00	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.20	$1.48	—
2018	$1.19	$1.20	—
2017	$0.98	$1.19	—
2016	$0.95	$0.98	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$ 1.81	$2.26	78,420
2018	$2.03	$ 1.81	84,014
2017	$1.84	$2.03	123,164
2016	$1.60	$1.84	133,798
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$2.74	$3.30	—
2018	$3.28	$2.74	42,876
2017	$2.78	$3.28	42,876
2016	$2.54	$2.78	42,876
Franklin Mutual Shares VIP Sub-Account:
2019	$1.77	$2.12	—
2018	$1.99	$1.77	—
2017	$1.88	$1.99	—
2016	$1.65	$1.88	—
Franklin Small Cap Value VIP Sub-Account:
2019	$1.44	$1.79	—
2018	$1.69	$1.44	—
2017	$1.56	$1.69	5,759
2016	$1.23	$1.56	9,184
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$2.08	$2.67	—
2018	$2.24	$2.08	—
2017	$1.89	$2.24	—
2016	$1.85	$1.89	—
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.03	$1.13	18,272
2018	$ 1.10	$1.03	18,272
2017	$0.99	$ 1.10	18,272
2016	$0.97	$0.99	18,272
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$0.97	$0.97	—
2018	$0.98	$0.97	—
2017	$0.98	$0.98	—
2016	$0.99	$0.98	12,069
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$1.85	$2.32	—
2018	$2.35	$1.85	17,767
2017	$1.90	$2.35	22,599
2016	$1.99	$1.90	23,395

2.15% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$ 1.51	$1.87	—
2018	$1.73	$ 1.51	—
2017	$1.55	$1.73	—
2016	$1.35	$1.55	—
Invesco V.I. American Value Sub-Account:
2019	$1.28	$1.57	—
2018	$ 1.51	$1.28	—
2017	$1.40	$ 1.51	—
2016	$1.24	$1.40	—
Invesco V.I. Comstock Sub-Account:
2019	$2.00	$2.45	—
2018	$2.34	$2.00	—
2017	$2.03	$2.34	—
2016	$1.77	$2.03	4,817
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.42	$1.66	38,161
2018	$1.60	$1.42	38,161
2017	$1.48	$1.60	38,161
2016	$ 1.31	$1.48	38,161
Invesco V.I. Growth and Income Sub-Account:
2019	$2.06	$2.52	—
2018	$2.44	$2.06	—
2017	$2.18	$2.44	—
2016	$1.87	$2.18	—
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.24	$1.53	—
2018	$1.49	$1.24	—
2017	$1.34	$1.49	—
2016	$1.22	$1.34	5,435
Ivy VIP Asset Strategy Sub-Account:
2019	$2.46	$2.93	17,744
2018	$2.66	$2.46	18,152
2017	$2.29	$2.66	18,406
2016	$ 2.41	$2.29	18,827
Ivy VIP Balanced Sub-Account:
2019	$1.94	$2.32	92,462
2018	$2.05	$1.94	101,956
2017	$1.88	$2.05	106,287
2016	$ 1.81	$1.88	42,038
Ivy VIP Core Equity Sub-Account:
2019	$2.55	$3.27	6,870
2018	$2.73	$2.55	6,870
2017	$ 2.31	$2.73	6,870
2016	$2.14	$ 2.31	6,870
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Global Growth Sub-Account:
2019	$1.97	$2.43	9,793
2018	$2.15	$1.97	9,793
2017	$1.76	$2.15	9,793
2016	$1.72	$1.76	18,039
Ivy VIP High Income Sub-Account (e)(l):
2019	$ 1.07	$1.16	443,198
2018	$ 1.11	$ 1.07	450,393
2017	$ 1.07	$ 1.11	489,849
2016	$ 1.71	$ 1.07	262,556
Ivy VIP International Core Equity Sub-Account:
2019	$1.73	$ 2.01	57,200
2018	$2.15	$1.73	55,498
2017	$1.79	$2.15	71,237
2016	$1.80	$1.79	96,649
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.73	$3.68	—
2018	$2.79	$2.73	—
2017	$2.25	$2.79	—
2016	$2.16	$2.25	—
Ivy VIP Natural Resources Sub-Account:
2019	$0.76	$ 0.81	6,982
2018	$ 1.01	$0.76	6,658
2017	$1.00	$ 1.01	5,822
2016	$0.82	$1.00	5,460
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.08	$1.24	—
2018	$1.15	$1.08	—
2017	$1.03	$1.15	—
2016	$1.03	$1.03	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$ 1.10	$1.28	—
2018	$1.18	$ 1.10	—
2017	$1.04	$1.18	—
2016	$1.04	$1.04	—
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.05	$1.18	—
2018	$ 1.10	$1.05	—
2017	$ 1.01	$ 1.10	—
2016	$1.02	$ 1.01	—
Ivy VIP Science and Technology Sub-Account:
2019	$3.63	$ 5.31	12,321
2018	$ 3.91	$3.63	15,917
2017	$3.02	$ 3.91	16,137
2016	$3.04	$3.02	9,480

2.15% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Small Cap Core Sub-Account:
2019	$2.39	$2.90	14,473
2018	$2.72	$2.39	14,532
2017	$2.45	$2.72	25,519
2016	$1.94	$2.45	27,888
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$2.37	$2.86	—
2018	$ 2.31	$2.37	—
2017	$2.17	$ 2.31	—
2016	$ 1.91	$2.17	—
Ivy VIP Value Sub-Account:
2019	$2.04	$2.52	5,762
2018	$2.25	$2.04	5,898
2017	$2.04	$2.25	6,046
2016	$1.72	$2.04	6,190
Janus Henderson Balanced Sub-Account:
2019	$2.25	$2.69	—
2018	$2.29	$2.25	—
2017	$1.98	$2.29	—
2016	$1.94	$1.98	—
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.95	$1.02	—
2018	$0.98	$0.95	—
2017	$0.97	$0.98	—
2016	$0.97	$0.97	—
Janus Henderson Forty Sub-Account:
2019	$3.19	$4.28	6,957
2018	$ 3.21	$3.19	6,957
2017	$2.52	$ 3.21	6,957
2016	$2.53	$2.52	6,957
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.35	$1.72	—
2018	$ 1.61	$1.35	—
2017	$1.44	$ 1.61	—
2016	$1.24	$1.44	5,049
Janus Henderson Overseas Sub-Account:
2019	$1.74	$2.15	29,161
2018	$2.09	$1.74	27,016
2017	$1.63	$2.09	35,335
2016	$1.79	$1.63	37,865
MFS ® Mid Cap Growth Series Sub-Account:
2019	$2.00	$ 2.71	—
2018	$2.03	$2.00	—
2017	$1.63	$2.03	—
2016	$1.60	$1.63	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$ 1.07	$1.32	—
2018	$ 1.21	$ 1.07	—
2017	$0.98	$ 1.21	—
2016	$0.96	$0.98	—
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.65	$0.77	6,867
2018	$ 0.81	$0.65	6,867
2017	$ 0.61	$ 0.81	12,848
2016	$0.59	$ 0.61	22,043
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.08	$1.29	—
2018	$1.22	$1.08	—
2017	$1.04	$1.22	—
2016	$0.95	$1.04	—
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.12	$1.28	—
2018	$1.22	$1.12	—
2017	$ 1.10	$1.22	—
2016	$1.04	$ 1.10	—
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.06	$1.13	—
2018	$ 1.11	$1.06	—
2017	$1.06	$ 1.11	—
2016	$1.04	$1.06	—
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$ 1.11	$1.30	—
2018	$1.23	$ 1.11	—
2017	$1.08	$1.23	—
2016	$1.00	$1.08	—
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.09	$1.20	33,759
2018	$1.16	$1.09	32,630
2017	$1.08	$1.16	33,178
2016	$1.03	$1.08	32,359
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.46	$1.79	—
2018	$1.58	$1.46	—
2017	$1.37	$1.58	—
2016	$1.28	$1.37	—

2.15% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.06	$1.27	—
2018	$1.20	$1.06	—
2017	$1.05	$1.20	—
2016	$0.99	$1.05	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.94	$0.96	29,131
2018	$0.96	$0.94	27,184
2017	$0.97	$0.96	29,533
2016	$0.98	$0.97	22,232
PIMCO VIT Total Return Sub-Account (a):
2019	$ 1.07	$1.14	—
2018	$ 1.10	$ 1.07	—
2017	$ 1.07	$ 1.10	—
2016	$ 1.07	$ 1.07	19,801
Putnam VT Equity Income Sub-Account (p):
2019	$1.86	$2.37	—
2018	$2.08	$1.86	—
2017	$1.79	$2.08	—
2016	$ 1.61	$1.79	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.19	$2.93	—
2018	$2.18	$2.19	—
2017	$ 1.70	$2.18	—
2016	$ 1.70	$ 1.70	—
Putnam VT International Equity Sub-Account:
2019	$ 1.31	$1.60	20,384
2018	$1.65	$ 1.31	21,957
2017	$1.33	$1.65	20,563
2016	$1.39	$1.33	24,783
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.37	$3.16	—
2018	$2.46	$2.37	—
2017	$1.94	$2.46	—
2016	$1.84	$1.94	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.23	$ 1.31	120,739
2018	$1.27	$1.23	165,766
2017	$1.23	$1.27	173,715
2016	$ 1.21	$1.23	184,180
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.24	$1.46	—
2018	$1.30	$1.24	—
2017	$1.13	$1.30	—
2016	$1.06	$1.13	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Government Money Market Sub-Account (s):
2019	$0.84	$0.84	29,943
2018	$0.85	$0.84	28,990
2017	$0.87	$0.85	39,206
2016	$0.89	$0.87	37,561
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$2.56	$3.14	20,238
2018	$2.95	$2.56	20,590
2017	$ 2.61	$2.95	37,421
2016	$2.22	$ 2.61	47,788
SFT Index 500 Sub-Account (s):
2019	$ 2.21	$2.83	—
2018	$2.37	$ 2.21	—
2017	$2.00	$2.37	—
2016	$1.83	$2.00	—
SFT International Bond Sub-Account (s):
2019	$1.32	$1.32	21,491
2018	$1.33	$1.32	21,800
2017	$1.35	$1.33	32,698
2016	$1.34	$1.35	42,534
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$1.08	$1.23	—
2018	$1.16	$1.08	—
2017	$1.02	$1.16	—
2016	$1.00	$1.02	—
SFT Real Estate Securities Sub-Account (s):
2019	$2.34	$2.86	17,974
2018	$2.53	$2.34	19,403
2017	$2.45	$2.53	25,960
2016	$2.40	$2.45	30,366
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.63	$ 3.51	60,512
2018	$2.63	$2.63	87,881
2017	$2.08	$2.63	125,242
2016	$ 2.10	$2.08	164,978
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.40	$2.90	21,994
2018	$2.55	$2.40	23,102
2017	$2.08	$2.55	27,118
2016	$1.75	$2.08	31,453
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.28	$ 2.81	32,780
2018	$2.58	$2.28	33,313
2017	$2.22	$2.58	44,861
2016	$2.05	$2.22	69,489

2.15% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$2.56	$3.36	6,874
2018	$2.67	$2.56	6,874
2017	$2.25	$2.67	6,874
2016	$2.19	$2.25	6,874
Templeton Developing Markets VIP Sub-Account:
2019	$1.93	$2.39	15,356
2018	$2.34	$1.93	15,077
2017	$ 1.70	$2.34	15,107
2016	$1.48	$ 1.70	19,579
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.05	$1.17	—
2018	$1.14	$1.05	—
2017	$1.05	$1.14	—
2016	$ 1.01	$1.05	—
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$0.98	$ 1.10	7,907
2018	$ 1.07	$0.98	5,966
2017	$0.98	$ 1.07	—
2016	$0.96	$0.98	114,662
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$ 1.07	$1.23	—
2018	$1.20	$ 1.07	—
2017	$1.04	$1.20	—
2016	$ 1.01	$1.04	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.08	$1.23	—
2018	$1.19	$1.08	—
2017	$ 1.07	$1.19	—
2016	$1.03	$ 1.07	—
2.20% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.05	$1.18	—
2018	$1.16	$1.05	—
2017	$1.04	$1.16	—
2016	$1.03	$1.04	—
2015	$1.06	$1.03	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS International Value Sub-Account:
2019	$0.49	$0.56	—
2018	$0.65	$0.49	—
2017	$0.53	$0.65	—
2016	$0.55	$0.53	—
2015	$0.54	$0.55	—
2014	$0.60	$0.54	—
2013	$0.50	$0.60	—
2012	$0.44	$0.50	—
2011	$0.56	$0.44	—
2010	$0.55	$0.56	72,248
American Century VP Income & Growth Sub-Account:
2019	$1.96	$2.37	—
2018	$2.16	$1.96	—
2017	$1.83	$2.16	—
2016	$1.66	$1.83	—
2015	$1.80	$1.66	—
2014	$1.64	$1.80	—
2013	$1.24	$1.64	—
2012	$ 1.10	$1.24	—
2011	$ 1.10	$ 1.10	—
2010	$0.99	$ 1.10	—
American Century VP Inflation Protection Sub-Account:
2019	$1.09	$1.16	55,846
2018	$1.15	$1.09	58,859
2017	$1.13	$1.15	61,755
2016	$ 1.11	$1.13	61,778
2015	$1.16	$ 1.11	131,045
2014	$1.15	$1.16	135,010
2013	$1.28	$1.15	137,776
2012	$1.22	$1.28	145,659
2011	$1.12	$1.22	109,583
2010	$1.09	$1.12	74,309
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.92	$0.97	—
2018	$0.96	$0.92	—
2017	$ 0.91	$0.96	—
2016	$ 0.91	$ 0.91	—
2015	$0.97	$ 0.91	—
2014	$0.98	$0.97	—
2013	$1.03	$0.98	—
2012	$0.99	$1.03	—
2011	$1.00	$0.99	—

2.20% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Growth Sub-Account (b):
2019	$1.47	$1.95	—
2018	$1.65	$1.47	—
2017	$1.29	$1.65	9,479
2016	$ 1.31	$1.29	—
2015	$1.25	$ 1.31	—
2014	$1.25	$1.25	—
2013	$0.99	$1.25	—
2012	$0.82	$0.99	—
2011	$1.00	$0.82	—
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.16	$1.50	13,296
2018	$1.33	$1.16	13,296
2017	$1.08	$1.33	13,296
2016	$1.08	$1.08	13,296
2015	$ 1.10	$1.08	16,623
2014	$ 1.10	$ 1.10	—
2013	$0.88	$ 1.10	—
2012	$0.76	$0.88	—
2011	$1.00	$0.76	—
American Funds IS Growth Sub-Account (b):
2019	$1.84	$2.36	6,453
2018	$1.89	$1.84	10,967
2017	$1.50	$1.89	8,342
2016	$1.40	$1.50	27,160
2015	$1.34	$1.40	—
2014	$1.27	$1.34	—
2013	$0.99	$1.27	—
2012	$0.86	$0.99	—
2011	$1.00	$0.86	—
American Funds IS Growth-Income Sub-Account (b):
2019	$1.82	$2.25	10,962
2018	$1.90	$1.82	10,967
2017	$1.58	$1.90	10,972
2016	$1.45	$1.58	10,978
2015	$1.46	$1.45	3,293
2014	$1.35	$1.46	3,332
2013	$1.04	$1.35	3,371
2012	$0.90	$1.04	636
2011	$1.00	$0.90	—
American Funds IS International Sub-Account (b):
2019	$1.05	$1.27	—
2018	$1.24	$1.05	—
2017	$0.96	$1.24	—
2016	$0.95	$0.96	—
2015	$ 1.01	$0.95	—
2014	$1.06	$ 1.01	—
2013	$0.89	$1.06	—
2012	$0.78	$0.89	—
2011	$1.00	$0.78	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS New World® Sub-Account (b):
2019	$0.95	$1.20	9,366
2018	$1.13	$0.95	9,366
2017	$0.89	$1.13	9,366
2016	$0.87	$0.89	20,234
2015	$0.92	$0.87	34,074
2014	$1.02	$0.92	34,417
2013	$0.93	$1.02	34,763
2012	$ 0.81	$0.93	—
2011	$1.00	$ 0.81	—
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$0.98	$ 1.01	—
2018	$1.00	$0.98	—
2017	$1.00	$1.00	—
2016	$ 1.01	$1.00	—
2015	$1.02	$ 1.01	—
2014	$0.99	$1.02	—
2013	$1.05	$0.99	—
2012	$1.05	$1.05	—
2011	$1.00	$1.05	—
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.20	$1.48	18,285
2018	$1.19	$1.20	18,285
2017	$0.98	$1.19	18,285
2016	$0.95	$0.98	18,285
2015	$1.00	$0.95	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.80	$2.24	166,789
2018	$ 2.01	$1.80	228,944
2017	$1.83	$ 2.01	243,130
2016	$1.59	$1.83	330,984
2015	$1.69	$1.59	278,954
2014	$1.60	$1.69	291,677
2013	$1.28	$1.60	314,220
2012	$ 1.11	$1.28	377,552
2011	$1.13	$ 1.11	408,691
2010	$ 1.01	$1.13	431,986
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$2.72	$3.27	42,231
2018	$3.26	$2.72	61,178
2017	$2.76	$3.26	59,306
2016	$2.52	$2.76	61,534
2015	$2.62	$2.52	47,157
2014	$2.53	$2.62	48,136
2013	$1.90	$2.53	60,909
2012	$ 1.70	$1.90	71,908
2011	$1.95	$ 1.70	73,749
2010	$1.55	$1.95	75,089

2.20% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Franklin Mutual Shares VIP Sub-Account:
2019	$1.76	$ 2.11	9,020
2018	$1.98	$1.76	9,020
2017	$1.86	$1.98	9,020
2016	$1.64	$1.86	9,020
2015	$1.77	$1.64	7,090
2014	$1.68	$1.77	7,161
2013	$1.34	$1.68	7,233
2012	$1.20	$1.34	9,767
2011	$1.24	$1.20	2,514
2010	$1.14	$1.24	2,498
Franklin Small Cap Value VIP Sub-Account:
2019	$1.44	$1.77	32,351
2018	$1.68	$1.44	51,333
2017	$1.56	$1.68	58,403
2016	$1.22	$1.56	69,272
2015	$1.35	$1.22	98,223
2014	$1.37	$1.35	98,187
2013	$1.03	$1.37	95,636
2012	$0.89	$1.03	107,381
2011	$0.94	$0.89	97,551
2010	$0.75	$0.94	78,741
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$2.06	$2.65	1,102
2018	$2.23	$2.06	1,199
2017	$1.87	$2.23	1,285
2016	$1.84	$1.87	3,695
2015	$1.93	$1.84	2,685
2014	$1.84	$1.93	2,720
2013	$1.36	$1.84	2,796
2012	$1.25	$1.36	4,277
2011	$1.35	$1.25	4,481
2010	$1.08	$1.35	4,395
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.02	$1.12	—
2018	$1.09	$1.02	—
2017	$0.99	$1.09	—
2016	$0.97	$0.99	—
2015	$1.05	$0.97	—
2014	$1.03	$1.05	—
2013	$1.00	$1.03	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$0.97	$0.96	122,721
2018	$0.97	$0.97	142,548
2017	$0.98	$0.97	143,526
2016	$0.99	$0.98	140,911
2015	$1.02	$0.99	165,583
2014	$1.04	$1.02	179,902
2013	$1.06	$1.04	181,438
2012	$1.05	$1.06	186,015
2011	$ 1.01	$1.05	147,359
2010	$1.00	$ 1.01	21,597
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$1.84	$2.30	13,799
2018	$2.33	$1.84	13,864
2017	$1.89	$2.33	13,745
2016	$1.98	$1.89	18,774
2015	$1.97	$1.98	49,496
2014	$2.16	$1.97	50,131
2013	$1.76	$2.16	40,133
2012	$1.48	$1.76	3,583
2011	$1.64	$1.48	1,170
2010	$1.46	$1.64	21,399
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$ 1.51	$1.86	—
2018	$1.72	$ 1.51	—
2017	$1.54	$1.72	—
2016	$1.34	$1.54	9,576
2015	$1.46	$1.34	8,952
2014	$1.34	$1.46	8,748
2013	$0.97	$1.34	—
2012	$0.84	$0.97	—
2011	$0.88	$0.84	—
2010	$0.73	$0.88	—
Invesco V.I. American Value Sub-Account:
2019	$1.28	$1.56	15,579
2018	$1.50	$1.28	15,579
2017	$1.40	$1.50	15,579
2016	$1.24	$1.40	15,579
2015	$1.40	$1.24	9,667
2014	$ 1.31	$1.40	9,765
2013	$1.00	$ 1.31	—
2012	$0.87	$1.00	—
2011	$0.88	$0.87	—
2010	$0.74	$0.88	—

2.20% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Comstock Sub-Account:
2019	$1.99	$2.43	50,411
2018	$2.32	$1.99	51,556
2017	$2.02	$2.32	51,651
2016	$1.76	$2.02	51,810
2015	$1.92	$1.76	56,946
2014	$1.80	$1.92	58,595
2013	$1.36	$1.80	60,967
2012	$1.17	$1.36	65,464
2011	$1.22	$1.17	43,750
2010	$1.08	$1.22	19,967
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.40	$1.65	20,231
2018	$1.59	$1.40	19,298
2017	$1.47	$1.59	18,956
2016	$ 1.31	$1.47	19,705
2015	$1.37	$ 1.31	16,339
2014	$1.29	$1.37	15,678
2013	$1.05	$1.29	16,485
2012	$0.96	$1.05	17,443
2011	$1.00	$0.96	17,923
2010	$0.95	$1.00	15,685
Invesco V.I. Growth and Income Sub-Account:
2019	$2.04	$2.50	—
2018	$2.42	$2.04	—
2017	$2.17	$2.42	—
2016	$1.85	$2.17	—
2015	$1.96	$1.85	—
2014	$1.82	$1.96	—
2013	$1.39	$1.82	—
2012	$1.25	$1.39	—
2011	$1.30	$1.25	—
2010	$1.19	$1.30	—
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.23	$1.52	28,696
2018	$1.48	$1.23	41,215
2017	$1.33	$1.48	53,300
2016	$1.22	$1.33	85,525
2015	$1.32	$1.22	103,263
2014	$1.32	$1.32	106,753
2013	$0.99	$1.32	121,164
2012	$0.89	$0.99	139,553
2011	$0.92	$0.89	120,684
2010	$0.73	$0.92	96,164
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Asset Strategy Sub-Account:
2019	$2.44	$ 2.91	48,251
2018	$2.64	$2.44	69,536
2017	$2.28	$2.64	72,230
2016	$2.39	$2.28	75,231
2015	$2.67	$2.39	63,486
2014	$2.88	$2.67	61,269
2013	$2.35	$2.88	62,805
2012	$2.02	$2.35	76,688
2011	$2.22	$2.02	85,759
2010	$2.09	$2.22	119,550
Ivy VIP Balanced Sub-Account:
2019	$1.92	$2.30	50,622
2018	$2.03	$1.92	52,956
2017	$1.87	$2.03	55,524
2016	$1.87	$1.87	60,591
2015	$1.92	$1.87	82,473
2014	$1.82	$1.92	84,580
2013	$ 1.51	$1.82	86,550
2012	$1.38	$ 1.51	79,506
2011	$1.36	$1.38	60,295
2010	$1.19	$1.36	63,967
Ivy VIP Core Equity Sub-Account:
2019	$2.53	$3.25	2,999
2018	$ 2.71	$2.53	11,650
2017	$2.29	$ 2.71	12,288
2016	$2.26	$2.29	12,949
2015	$2.33	$2.26	75,655
2014	$2.17	$2.33	86,908
2013	$1.66	$2.17	77,529
2012	$1.43	$1.66	13,966
2011	$1.44	$1.43	15,184
2010	$1.22	$1.44	15,509
Ivy VIP Global Growth Sub-Account:
2019	$1.95	$ 2.41	26,142
2018	$2.13	$1.95	36,563
2017	$1.75	$2.13	36,950
2016	$1.85	$1.75	37,554
2015	$1.82	$1.85	57,458
2014	$1.85	$1.82	59,897
2013	$1.58	$1.85	65,384
2012	$1.37	$1.58	67,152
2011	$ 1.51	$1.37	50,620
2010	$1.35	$ 1.51	16,785

2.20% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.06	$1.16	194,189
2018	$ 1.11	$1.06	236,717
2017	$1.06	$ 1.11	264,639
2016	$0.94	$1.06	333,571
2015	$1.02	$0.94	417,785
2014	$1.03	$1.02	422,714
2013	$1.00	$1.03	—
Ivy VIP International Core Equity Sub-Account:
2019	$1.72	$1.99	186,361
2018	$2.14	$1.72	248,054
2017	$1.77	$2.14	249,312
2016	$1.79	$1.77	361,617
2015	$1.85	$1.79	270,655
2014	$1.87	$1.85	277,040
2013	$1.53	$1.87	287,665
2012	$1.38	$1.53	349,450
2011	$1.63	$1.38	320,883
2010	$1.46	$1.63	301,851
Ivy VIP Mid Cap Growth Sub-Account:
2019	$ 2.71	$3.66	2,529
2018	$2.77	$ 2.71	2,529
2017	$2.23	$2.77	2,529
2016	$2.15	$2.23	2,530
2015	$2.33	$2.15	11,523
2014	$ 2.21	$2.33	11,639
2013	$1.74	$ 2.21	11,668
2012	$1.57	$1.74	13,150
2011	$ 1.61	$1.57	—
2010	$1.25	$ 1.61	8,464
Ivy VIP Natural Resources Sub-Account:
2019	$0.75	$0.80	113,073
2018	$1.00	$0.75	153,401
2017	$0.99	$1.00	136,425
2016	$0.82	$0.99	149,251
2015	$1.08	$0.82	146,825
2014	$1.27	$1.08	124,850
2013	$1.20	$1.27	109,117
2012	$ 1.21	$1.20	111,279
2011	$1.57	$ 1.21	99,768
2010	$1.37	$1.57	90,050
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.08	$1.23	—
2018	$1.15	$1.08	—
2017	$1.03	$1.15	—
2016	$1.03	$1.03	—
2015	$1.06	$1.03	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.09	$1.28	—
2018	$1.17	$1.09	—
2017	$1.04	$1.17	—
2016	$1.04	$1.04	—
2015	$ 1.07	$1.04	—
2014	$1.05	$ 1.07	—
2013	$1.00	$1.05	—
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.05	$1.18	—
2018	$ 1.10	$1.05	—
2017	$ 1.01	$ 1.10	—
2016	$1.02	$ 1.01	—
2015	$1.04	$1.02	—
2014	$1.04	$1.04	—
2013	$1.00	$1.04	—
Ivy VIP Science and Technology Sub-Account:
2019	$3.60	$5.26	10,999
2018	$3.88	$3.60	16,138
2017	$3.00	$3.88	15,505
2016	$3.02	$3.00	21,824
2015	$3.18	$3.02	18,140
2014	$3.16	$3.18	17,987
2013	$ 2.07	$3.16	14,266
2012	$1.65	$ 2.07	19,820
2011	$1.79	$1.65	19,537
2010	$1.63	$1.79	21,905
Ivy VIP Small Cap Core Sub-Account:
2019	$2.37	$2.88	31,783
2018	$ 2.70	$2.37	42,970
2017	$2.43	$ 2.70	47,932
2016	$1.93	$2.43	67,304
2015	$2.09	$1.93	51,225
2014	$1.99	$2.09	54,913
2013	$1.53	$1.99	66,835
2012	$ 1.31	$1.53	85,135
2011	$1.54	$ 1.31	94,650
2010	$1.25	$1.54	103,068
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$2.35	$2.84	2,962
2018	$2.30	$2.35	2,962
2017	$2.16	$2.30	2,962
2016	$1.95	$2.16	2,962
2015	$2.19	$1.95	1,848
2014	$2.28	$2.19	1,866
2013	$1.48	$2.28	1,885
2012	$1.35	$1.48	1,904
2011	$1.49	$1.35	6,787
2010	$1.08	$1.49	6,856

2.20% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$2.02	$2.50	20,062
2018	$2.23	$2.02	39,292
2017	$2.03	$2.23	39,186
2016	$1.86	$2.03	48,941
2015	$1.98	$1.86	49,788
2014	$1.83	$1.98	49,531
2013	$1.38	$1.83	58,246
2012	$1.19	$1.38	58,006
2011	$ 1.31	$1.19	61,254
2010	$1.13	$ 1.31	60,934
Janus Henderson Balanced Sub-Account:
2019	$2.23	$2.67	4,761
2018	$2.27	$2.23	5,455
2017	$1.97	$2.27	5,780
2016	$1.93	$1.97	—
2015	$1.96	$1.93	—
2014	$1.85	$1.96	—
2013	$1.58	$1.85	—
2012	$1.43	$1.58	—
2011	$1.44	$1.43	—
2010	$1.36	$1.44	18,088
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.95	$1.02	—
2018	$0.98	$0.95	—
2017	$0.97	$0.98	—
2016	$0.97	$0.97	—
2015	$1.00	$0.97	—
Janus Henderson Forty Sub-Account:
2019	$3.17	$4.24	32,463
2018	$3.19	$3.17	39,214
2017	$ 2.51	$3.19	40,521
2016	$ 2.51	$ 2.51	43,984
2015	$2.29	$ 2.51	51,769
2014	$2.16	$2.29	38,812
2013	$1.69	$2.16	60,112
2012	$1.39	$1.69	67,759
2011	$1.53	$1.39	58,921
2010	$1.47	$1.53	58,388
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.35	$ 1.71	27,126
2018	$1.60	$1.35	28,684
2017	$1.44	$1.60	36,469
2016	$1.24	$1.44	55,688
2015	$ 1.31	$1.24	70,699
2014	$1.24	$ 1.31	72,202
2013	$ 1.01	$1.24	84,988
2012	$0.93	$ 1.01	94,094
2011	$0.98	$0.93	75,426
2010	$0.87	$0.98	63,448
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Janus Henderson Overseas Sub-Account:
2019	$1.72	$2.14	67,223
2018	$2.08	$1.72	141,354
2017	$1.62	$2.08	153,696
2016	$1.78	$1.62	253,993
2015	$1.99	$1.78	166,031
2014	$2.32	$1.99	155,450
2013	$ 2.07	$2.32	161,412
2012	$1.87	$ 2.07	171,301
2011	$2.83	$1.87	158,357
2010	$ 2.31	$2.83	167,119
MFS ® Mid Cap Growth Series Sub-Account:
2019	$1.99	$2.69	—
2018	$ 2.01	$1.99	6,864
2017	$1.62	$ 2.01	7,543
2016	$1.59	$1.62	25,087
2015	$1.55	$1.59	17,952
2014	$1.46	$1.55	19,143
2013	$1.09	$1.46	6,562
2012	$0.96	$1.09	7,377
2011	$1.04	$0.96	7,402
2010	$0.82	$1.04	7,574
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$ 1.07	$ 1.31	27,874
2018	$ 1.21	$ 1.07	27,874
2017	$0.98	$ 1.21	27,874
2016	$0.96	$0.98	49,867
2015	$1.00	$0.96	—
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.65	$0.76	30,140
2018	$ 0.81	$0.65	59,107
2017	$ 0.61	$ 0.81	56,997
2016	$0.59	$ 0.61	63,438
2015	$0.67	$0.59	122,868
2014	$0.72	$0.67	121,293
2013	$0.74	$0.72	96,006
2012	$0.63	$0.74	91,251
2011	$0.79	$0.63	78,399
2010	$0.68	$0.79	115,581

2.20% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$ 1.07	$1.28	—
2018	$ 1.21	$ 1.07	75,965
2017	$1.03	$ 1.21	77,465
2016	$0.95	$1.03	73,359
2015	$0.88	$0.95	70,967
2014	$0.98	$1.00	80,467
2013	$0.85	$0.98	81,871
2012	$0.76	$0.85	84,915
2011	$0.82	$0.76	97,260
2010	$0.72	$0.82	101,289
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.12	$1.27	—
2018	$1.22	$1.12	11,750
2017	$ 1.10	$1.22	12,406
2016	$1.04	$ 1.10	13,007
2015	$1.08	$1.04	37,796
2014	$1.06	$1.08	38,826
2013	$0.97	$1.06	39,845
2012	$0.89	$0.97	40,873
2011	$0.92	$0.89	42,624
2010	$0.84	$0.92	16,404
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.05	$1.13	14,617
2018	$ 1.10	$1.05	14,638
2017	$1.06	$ 1.10	14,661
2016	$1.03	$1.06	14,684
2015	$ 1.07	$1.03	13,548
2014	$1.06	$ 1.07	13,708
2013	$1.06	$1.06	13,869
2012	$1.03	$1.06	55,217
2011	$1.02	$1.03	53,408
2010	$0.98	$1.02	78,202
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$ 1.10	$1.29	—
2018	$1.23	$ 1.10	—
2017	$ 1.07	$1.23	—
2016	$1.00	$ 1.07	—
2015	$1.05	$1.00	—
2014	$1.02	$1.05	—
2013	$0.90	$1.02	—
2012	$ 0.81	$0.90	452,191
2011	$0.86	$ 0.81	456,740
2010	$0.77	$0.86	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.08	$1.19	—
2018	$1.15	$1.08	—
2017	$ 1.07	$1.15	—
2016	$1.03	$ 1.07	—
2015	$ 1.07	$1.03	53,841
2014	$1.06	$ 1.07	152,759
2013	$ 1.01	$1.06	316,207
2012	$0.96	$ 1.01	319,385
2011	$0.97	$0.96	322,607
2010	$0.90	$0.97	325,845
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.45	$1.78	6,512
2018	$1.58	$1.45	6,512
2017	$1.36	$1.58	6,512
2016	$1.27	$1.36	6,512
2015	$ 1.31	$1.27	—
2014	$ 1.21	$ 1.31	19,015
2013	$0.90	$ 1.21	19,206
2012	$0.83	$0.90	—
2011	$0.88	$0.83	—
2010	$0.73	$0.88	—
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.06	$1.26	—
2018	$1.19	$1.06	—
2017	$1.04	$1.19	—
2016	$0.99	$1.04	—
2015	$ 1.07	$0.99	—
2014	$1.04	$ 1.07	—
2013	$1.00	$1.04	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.94	$0.95	135,900
2018	$0.96	$0.94	136,961
2017	$0.97	$0.96	136,891
2016	$0.97	$0.97	136,710
2015	$0.99	$0.97	165,093
2014	$ 1.01	$0.99	181,341
2013	$1.03	$ 1.01	179,068
2012	$1.00	$1.03	186,714
2011	$ 1.01	$1.00	151,706
2010	$1.00	$ 1.01	8,794

2.20% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
PIMCO VIT Total Return Sub-Account (a):
2019	$ 1.07	$1.13	249,042
2018	$ 1.10	$ 1.07	296,490
2017	$ 1.07	$ 1.10	301,158
2016	$ 1.07	$ 1.07	287,354
2015	$1.09	$ 1.07	391,702
2014	$ 1.07	$1.09	415,440
2013	$ 1.11	$ 1.07	405,008
2012	$1.04	$ 1.11	355,492
2011	$1.03	$1.04	241,415
2010	$1.00	$1.03	71,063
Putnam VT Equity Income Sub-Account (p):
2019	$1.85	$2.35	26,817
2018	$2.06	$1.85	29,402
2017	$1.77	$2.06	31,870
2016	$1.60	$1.77	25,646
2015	$1.68	$1.60	22,576
2014	$1.53	$1.68	22,437
2013	$1.18	$1.53	24,428
2012	$ 1.01	$1.18	27,500
2011	$ 1.01	$ 1.01	29,098
2010	$0.92	$ 1.01	31,281
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.17	$ 2.91	—
2018	$2.17	$2.17	—
2017	$1.69	$2.17	9,723
2016	$1.69	$1.69	—
2015	$1.84	$1.69	—
2014	$ 1.71	$1.84	—
2013	$1.22	$ 1.71	—
2012	$1.09	$1.22	—
2011	$1.36	$1.09	—
2010	$1.15	$1.36	22,076
Putnam VT International Equity Sub-Account:
2019	$1.30	$1.59	—
2018	$1.64	$1.30	—
2017	$1.32	$1.64	—
2016	$1.39	$1.32	—
2015	$1.42	$1.39	—
2014	$1.55	$1.42	—
2013	$1.24	$1.55	—
2012	$1.04	$1.24	—
2011	$1.28	$1.04	—
2010	$1.19	$1.28	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.35	$3.13	—
2018	$2.44	$2.35	—
2017	$1.93	$2.44	—
2016	$1.83	$1.93	—
2015	$1.88	$1.83	—
2014	$1.69	$1.88	—
2013	$1.27	$1.69	—
2012	$ 1.11	$1.27	—
2011	$1.19	$ 1.11	—
2010	$1.02	$1.19	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.22	$1.30	563,361
2018	$1.26	$1.22	693,184
2017	$1.23	$1.26	393,499
2016	$1.20	$1.23	635,267
2015	$1.23	$1.20	621,566
2014	$1.18	$1.23	646,774
2013	$ 1.21	$1.18	672,192
2012	$1.16	$ 1.21	688,392
2011	$1.09	$1.16	756,537
2010	$1.02	$1.09	759,060
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.23	$1.46	—
2018	$1.30	$1.23	—
2017	$1.13	$1.30	—
2016	$1.06	$1.13	—
2015	$1.12	$1.06	—
2014	$1.06	$1.12	—
2013	$1.00	$1.06	—
SFT Government Money Market Sub-Account (s):
2019	$0.84	$0.83	78,178
2018	$0.85	$0.84	88,095
2017	$0.86	$0.85	98,583
2016	$0.88	$0.86	142,724
2015	$0.90	$0.88	135,287
2014	$0.92	$0.90	192,927
2013	$0.94	$0.92	180,684
2012	$0.96	$0.94	360,336
2011	$0.99	$0.96	360,535
2010	$ 1.01	$0.99	120,013

2.20% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$2.54	$3.12	60,748
2018	$2.93	$2.54	86,125
2017	$2.59	$2.93	104,798
2016	$ 2.21	$2.59	177,733
2015	$2.32	$ 2.21	175,820
2014	$2.17	$2.32	192,121
2013	$1.67	$2.17	196,833
2012	$1.46	$1.67	192,075
2011	$1.52	$1.46	203,262
2010	$1.24	$1.52	199,119
SFT Index 500 Sub-Account (s):
2019	$2.19	$2.80	96,236
2018	$2.35	$2.19	108,563
2017	$1.98	$2.35	112,834
2016	$1.82	$1.98	147,221
2015	$1.84	$1.82	167,265
2014	$1.66	$1.84	168,942
2013	$1.29	$1.66	170,301
2012	$1.14	$1.29	131,573
2011	$1.15	$1.14	143,013
2010	$1.03	$1.15	144,323
SFT International Bond Sub-Account (s):
2019	$ 1.31	$ 1.31	78,818
2018	$1.33	$ 1.31	111,779
2017	$1.34	$1.33	128,428
2016	$1.33	$1.34	180,432
2015	$1.42	$1.33	213,486
2014	$1.42	$1.42	213,662
2013	$1.46	$1.42	222,826
2012	$1.28	$1.46	186,642
2011	$ 1.31	$1.28	191,526
2010	$1.18	$ 1.31	187,699
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$1.08	$1.23	7,386
2018	$1.16	$1.08	—
2017	$1.02	$1.16	7,447
2016	$1.00	$1.02	7,681
2015	$1.00	$1.00	—
SFT Real Estate Securities Sub-Account (s):
2019	$2.33	$2.83	91,457
2018	$ 2.51	$2.33	121,508
2017	$2.44	$ 2.51	134,464
2016	$2.39	$2.44	165,830
2015	$2.32	$2.39	142,110
2014	$1.82	$2.32	157,466
2013	$1.84	$1.82	163,851
2012	$1.60	$1.84	162,413
2011	$1.55	$1.60	169,591
2010	$1.23	$1.55	177,584
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT IvySM Growth Sub-Account (g)(h):
2019	$ 2.61	$3.48	170,792
2018	$ 2.61	$ 2.61	236,726
2017	$2.06	$ 2.61	302,860
2016	$2.09	$2.06	451,157
2015	$2.00	$2.09	475,607
2014	$1.80	$2.00	519,863
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.38	$2.88	38,411
2018	$2.53	$2.38	53,273
2017	$ 2.07	$2.53	56,536
2016	$1.74	$ 2.07	96,500
2015	$1.85	$1.74	141,371
2014	$1.74	$1.85	131,877
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.26	$2.78	115,550
2018	$2.56	$2.26	135,249
2017	$ 2.21	$2.56	177,118
2016	$2.04	$ 2.21	304,145
2015	$2.13	$2.04	361,385
2014	$1.99	$2.13	372,156
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$2.54	$3.33	59,326
2018	$2.65	$2.54	81,501
2017	$2.24	$2.65	85,019
2016	$2.18	$2.24	110,944
2015	$2.20	$2.18	85,441
2014	$ 2.01	$2.20	88,110
Templeton Developing Markets VIP Sub-Account:
2019	$1.92	$2.37	12,922
2018	$2.33	$1.92	49,628
2017	$1.69	$2.33	47,816
2016	$1.47	$1.69	56,686
2015	$1.87	$1.47	39,124
2014	$2.09	$1.87	34,562
2013	$2.16	$2.09	36,776
2012	$1.95	$2.16	33,916
2011	$2.37	$1.95	33,701
2010	$2.06	$2.37	36,432
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.04	$1.17	—
2018	$1.13	$1.04	—
2017	$1.05	$1.13	—
2016	$ 1.01	$1.05	—
2015	$1.08	$ 1.01	—
2014	$ 1.07	$1.08	—
2013	$ 1.01	$ 1.07	—
2012	$1.00	$ 1.01	—

2.20% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$0.98	$ 1.10	—
2018	$ 1.07	$0.98	—
2017	$0.98	$ 1.07	—
2016	$0.95	$0.98	—
2015	$1.03	$0.95	—
2014	$1.03	$1.03	—
2013	$1.00	$1.03	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$ 1.07	$1.23	—
2018	$1.20	$ 1.07	—
2017	$1.04	$1.20	—
2016	$ 1.01	$1.04	—
2015	$1.14	$ 1.01	—
2014	$1.15	$1.14	—
2013	$ 1.01	$1.15	—
2012	$1.00	$ 1.01	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.08	$1.23	—
2018	$1.19	$1.08	—
2017	$ 1.07	$1.19	—
2016	$1.03	$ 1.07	—
2015	$1.12	$1.03	—
2014	$ 1.11	$1.12	—
2013	$ 1.01	$ 1.11	—
2012	$1.00	$ 1.01	—
2.25% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.05	$1.18	—
2018	$1.16	$1.05	—
2017	$1.03	$1.16	—
2016	$1.02	$1.03	2,262
2015	$1.06	$1.02	2,660
2014	$1.04	$1.06	3,133
2013	$1.00	$1.04	3,505
AB VPS International Value Sub-Account:
2019	$0.49	$0.55	—
2018	$0.64	$0.49	—
2017	$0.53	$0.64	—
2016	$0.54	$0.53	—
2015	$0.54	$0.54	—
2014	$0.59	$0.54	—
2013	$0.49	$0.59	—
2012	$0.44	$0.49	—
2011	$0.56	$0.44	—
2010	$0.55	$0.56	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Century VP Income & Growth Sub-Account:
2019	$1.95	$2.35	—
2018	$2.14	$1.95	—
2017	$1.82	$2.14	—
2016	$1.65	$1.82	—
2015	$1.79	$1.65	—
2014	$1.63	$1.79	—
2013	$1.23	$1.63	—
2012	$ 1.10	$1.23	—
2011	$1.09	$ 1.10	—
2010	$0.98	$1.09	—
American Century VP Inflation Protection Sub-Account:
2019	$1.08	$1.15	105,975
2018	$1.14	$1.08	154,000
2017	$1.12	$1.14	158,236
2016	$ 1.10	$1.12	162,600
2015	$1.15	$ 1.10	127,034
2014	$1.14	$1.15	134,353
2013	$1.28	$1.14	136,510
2012	$1.22	$1.28	151,279
2011	$ 1.11	$1.22	174,383
2010	$1.08	$ 1.11	112,286
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.92	$0.97	—
2018	$0.95	$0.92	—
2017	$ 0.91	$0.95	—
2016	$ 0.91	$ 0.91	—
2015	$0.97	$ 0.91	—
2014	$0.98	$0.97	—
2013	$1.02	$0.98	—
2012	$0.99	$1.02	16,186
2011	$1.00	$0.99	—
American Funds IS Global Growth Sub-Account (b):
2019	$1.47	$1.94	—
2018	$1.65	$1.47	—
2017	$1.28	$1.65	—
2016	$1.30	$1.28	—
2015	$1.25	$1.30	—
2014	$1.25	$1.25	—
2013	$0.99	$1.25	—
2012	$0.82	$0.99	—
2011	$1.00	$0.82	—

2.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.16	$1.49	—
2018	$1.32	$1.16	—
2017	$1.08	$1.32	—
2016	$1.08	$1.08	4,589
2015	$ 1.10	$1.08	5,286
2014	$ 1.10	$ 1.10	6,225
2013	$0.88	$ 1.10	6,964
2012	$0.76	$0.88	—
2011	$1.00	$0.76	—
American Funds IS Growth Sub-Account (b):
2019	$1.84	$2.35	—
2018	$1.88	$1.84	—
2017	$1.50	$1.88	—
2016	$1.40	$1.50	—
2015	$1.34	$1.40	—
2014	$1.26	$1.34	—
2013	$0.99	$1.26	—
2012	$0.86	$0.99	—
2011	$1.00	$0.86	—
American Funds IS Growth-Income Sub-Account (b):
2019	$1.82	$2.24	—
2018	$1.89	$1.82	—
2017	$1.58	$1.89	—
2016	$1.45	$1.58	—
2015	$1.46	$1.45	—
2014	$1.35	$1.46	2,415
2013	$1.03	$1.35	2,908
2012	$0.90	$1.03	3,564
2011	$1.00	$0.90	4,638
American Funds IS International Sub-Account (b):
2019	$1.05	$1.26	—
2018	$1.24	$1.05	—
2017	$0.96	$1.24	—
2016	$0.94	$0.96	—
2015	$ 1.01	$0.94	—
2014	$1.06	$ 1.01	—
2013	$0.89	$1.06	—
2012	$0.78	$0.89	—
2011	$1.00	$0.78	—
American Funds IS New World® Sub-Account (b):
2019	$0.95	$1.20	—
2018	$1.13	$0.95	—
2017	$0.89	$1.13	—
2016	$0.87	$0.89	—
2015	$ 0.91	$0.87	—
2014	$1.02	$ 0.91	—
2013	$0.93	$1.02	—
2012	$ 0.81	$0.93	—
2011	$1.00	$ 0.81	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$0.98	$ 1.01	—
2018	$0.99	$0.98	—
2017	$1.00	$0.99	—
2016	$ 1.01	$1.00	—
2015	$1.02	$ 1.01	—
2014	$0.99	$1.02	—
2013	$1.04	$0.99	—
2012	$1.05	$1.04	—
2011	$1.00	$1.05	—
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.19	$1.48	—
2018	$1.18	$1.19	—
2017	$0.98	$1.18	—
2016	$0.95	$0.98	—
2015	$1.00	$0.95	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.79	$2.22	—
2018	$2.00	$1.79	—
2017	$ 1.81	$2.00	—
2016	$1.58	$ 1.81	2,277
2015	$1.68	$1.58	19,904
2014	$1.59	$1.68	17,340
2013	$1.27	$1.59	18,635
2012	$ 1.11	$1.27	20,551
2011	$1.13	$ 1.11	22,835
2010	$1.00	$1.13	139,129
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$ 2.70	$3.25	3,586
2018	$3.23	$ 2.70	4,123
2017	$2.74	$3.23	4,464
2016	$ 2.51	$2.74	5,085
2015	$ 2.61	$ 2.51	3,944
2014	$ 2.51	$ 2.61	4,613
2013	$1.89	$ 2.51	4,774
2012	$1.69	$1.89	5,507
2011	$1.94	$1.69	5,146
2010	$1.54	$1.94	4,305
Franklin Mutual Shares VIP Sub-Account:
2019	$1.74	$2.09	5,510
2018	$1.96	$1.74	6,648
2017	$1.85	$1.96	7,050
2016	$1.63	$1.85	7,587
2015	$1.76	$1.63	6,698
2014	$1.68	$1.76	7,192
2013	$1.34	$1.68	7,678
2012	$1.20	$1.34	8,555
2011	$1.24	$1.20	8,517
2010	$1.14	$1.24	7,242

2.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Franklin Small Cap Value VIP Sub-Account:
2019	$1.43	$1.76	21,048
2018	$1.68	$1.43	30,970
2017	$1.55	$1.68	30,920
2016	$1.22	$1.55	31,222
2015	$1.34	$1.22	32,711
2014	$1.37	$1.34	33,723
2013	$1.03	$1.37	31,881
2012	$0.89	$1.03	33,596
2011	$0.94	$0.89	23,018
2010	$0.75	$0.94	23,266
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$2.05	$2.63	—
2018	$ 2.21	$2.05	—
2017	$1.86	$ 2.21	—
2016	$1.83	$1.86	—
2015	$1.92	$1.83	—
2014	$1.83	$1.92	—
2013	$1.35	$1.83	—
2012	$1.25	$1.35	—
2011	$1.34	$1.25	—
2010	$1.08	$1.34	—
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.02	$1.12	—
2018	$1.09	$1.02	—
2017	$0.99	$1.09	—
2016	$0.97	$0.99	—
2015	$1.05	$0.97	—
2014	$1.03	$1.05	—
2013	$1.00	$1.03	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$0.96	$0.96	68,696
2018	$0.97	$0.96	102,151
2017	$0.98	$0.97	106,256
2016	$0.99	$0.98	104,831
2015	$1.02	$0.99	81,782
2014	$1.04	$1.02	86,062
2013	$1.06	$1.04	86,183
2012	$1.05	$1.06	83,298
2011	$ 1.01	$1.05	58,858
2010	$1.00	$ 1.01	55,612
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$1.82	$2.28	—
2018	$2.32	$1.82	—
2017	$1.87	$2.32	—
2016	$1.97	$1.87	—
2015	$1.95	$1.97	—
2014	$2.15	$1.95	—
2013	$1.75	$2.15	—
2012	$1.47	$1.75	—
2011	$1.63	$1.47	—
2010	$1.45	$1.63	—
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.50	$1.85	—
2018	$ 1.71	$1.50	—
2017	$1.54	$ 1.71	—
2016	$1.34	$1.54	—
2015	$1.46	$1.34	—
2014	$1.33	$1.46	2,473
2013	$0.97	$1.33	2,755
2012	$0.84	$0.97	3,762
2011	$0.88	$0.84	4,946
2010	$0.73	$0.88	—
Invesco V.I. American Value Sub-Account:
2019	$1.27	$1.55	—
2018	$1.49	$1.27	—
2017	$1.39	$1.49	—
2016	$1.23	$1.39	—
2015	$1.39	$1.23	—
2014	$1.30	$1.39	—
2013	$0.99	$1.30	—
2012	$0.87	$0.99	—
2011	$0.88	$0.87	—
2010	$0.74	$0.88	—
Invesco V.I. Comstock Sub-Account:
2019	$1.97	$ 2.41	42,248
2018	$2.30	$1.97	58,990
2017	$2.00	$2.30	59,682
2016	$1.75	$2.00	61,226
2015	$ 1.91	$1.75	45,046
2014	$1.79	$ 1.91	45,621
2013	$1.35	$1.79	46,828
2012	$1.16	$1.35	48,630
2011	$ 1.21	$1.16	31,863
2010	$ 1.07	$ 1.21	32,202

2.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.39	$1.64	—
2018	$1.58	$1.39	—
2017	$1.46	$1.58	—
2016	$1.30	$1.46	7,662
2015	$1.36	$1.30	7,559
2014	$1.28	$1.36	11,085
2013	$1.05	$1.28	12,494
2012	$0.96	$1.05	2,951
2011	$1.00	$0.96	3,779
2010	$0.94	$1.00	—
Invesco V.I. Growth and Income Sub-Account:
2019	$2.03	$2.48	—
2018	$2.40	$2.03	—
2017	$2.15	$2.40	—
2016	$1.84	$2.15	—
2015	$1.95	$1.84	—
2014	$ 1.81	$1.95	3,024
2013	$1.39	$ 1.81	3,516
2012	$1.24	$1.39	4,273
2011	$1.30	$1.24	5,671
2010	$1.18	$1.30	—
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.22	$ 1.51	35,344
2018	$1.48	$1.22	46,887
2017	$1.33	$1.48	47,089
2016	$ 1.21	$1.33	48,037
2015	$1.32	$ 1.21	43,709
2014	$1.32	$1.32	45,371
2013	$0.98	$1.32	46,013
2012	$0.89	$0.98	47,723
2011	$ 0.91	$0.89	36,878
2010	$0.73	$ 0.91	37,311
Ivy VIP Asset Strategy Sub-Account:
2019	$2.42	$2.88	44,626
2018	$2.62	$2.42	48,815
2017	$2.26	$2.62	49,366
2016	$2.38	$2.26	77,992
2015	$2.65	$2.38	69,525
2014	$2.86	$2.65	72,145
2013	$2.34	$2.86	73,628
2012	$ 2.01	$2.34	77,050
2011	$ 2.21	$ 2.01	75,480
2010	$2.08	$ 2.21	4,492
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Balanced Sub-Account:
2019	$ 1.91	$2.28	—
2018	$2.02	$ 1.91	—
2017	$1.85	$2.02	—
2016	$1.86	$1.85	25,750
2015	$ 1.91	$1.86	24,148
2014	$ 1.81	$ 1.91	27,495
2013	$1.50	$ 1.81	30,967
2012	$1.37	$1.50	28,864
2011	$1.36	$1.37	32,318
2010	$1.19	$1.36	—
Ivy VIP Core Equity Sub-Account:
2019	$ 2.51	$3.22	62,720
2018	$2.69	$ 2.51	62,720
2017	$2.28	$2.69	62,720
2016	$2.25	$2.28	75,163
2015	$ 2.31	$2.25	69,015
2014	$2.16	$ 2.31	72,682
2013	$1.65	$2.16	73,146
2012	$1.43	$1.65	76,211
2011	$1.43	$1.43	80,453
2010	$ 1.21	$1.43	—
Ivy VIP Global Growth Sub-Account:
2019	$1.94	$2.39	49,642
2018	$2.12	$1.94	70,575
2017	$1.74	$2.12	72,228
2016	$1.83	$1.74	75,498
2015	$ 1.81	$1.83	57,582
2014	$1.84	$ 1.81	59,351
2013	$1.58	$1.84	59,973
2012	$1.37	$1.58	60,188
2011	$ 1.51	$1.37	42,018
2010	$1.34	$ 1.51	42,440
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.06	$1.15	41,498
2018	$ 1.11	$1.06	63,738
2017	$1.06	$ 1.11	66,132
2016	$0.93	$1.06	75,018
2015	$1.02	$0.93	100,241
2014	$1.03	$1.02	101,347
2013	$1.00	$1.03	—

2.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$ 1.70	$1.98	58,979
2018	$2.12	$ 1.70	88,661
2017	$1.76	$2.12	87,078
2016	$1.78	$1.76	93,122
2015	$1.84	$1.78	72,590
2014	$1.86	$1.84	73,432
2013	$1.52	$1.86	74,658
2012	$1.37	$1.52	77,817
2011	$1.63	$1.37	58,106
2010	$1.46	$1.63	95,742
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.69	$3.63	20,784
2018	$2.76	$2.69	32,447
2017	$2.22	$2.76	33,410
2016	$2.14	$2.22	50,279
2015	$2.32	$2.14	46,963
2014	$2.20	$2.32	48,004
2013	$1.73	$2.20	49,977
2012	$1.56	$1.73	53,093
2011	$ 1.61	$1.56	37,091
2010	$1.25	$ 1.61	19,244
Ivy VIP Natural Resources Sub-Account:
2019	$0.74	$0.80	14,500
2018	$0.99	$0.74	12,604
2017	$0.99	$0.99	13,551
2016	$ 0.81	$0.99	17,329
2015	$ 1.07	$ 0.81	16,470
2014	$1.26	$ 1.07	17,943
2013	$1.20	$1.26	18,133
2012	$1.20	$1.20	17,239
2011	$1.56	$1.20	12,847
2010	$1.37	$1.56	7,190
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$ 1.07	$1.23	—
2018	$1.14	$ 1.07	—
2017	$1.03	$1.14	—
2016	$1.03	$1.03	—
2015	$1.06	$1.03	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.09	$1.27	—
2018	$1.17	$1.09	—
2017	$1.04	$1.17	—
2016	$1.04	$1.04	—
2015	$ 1.07	$1.04	—
2014	$1.05	$ 1.07	—
2013	$1.00	$1.05	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.04	$1.17	—
2018	$ 1.10	$1.04	—
2017	$1.00	$ 1.10	—
2016	$1.02	$1.00	—
2015	$1.04	$1.02	—
2014	$1.04	$1.04	—
2013	$1.00	$1.04	—
Ivy VIP Science and Technology Sub-Account:
2019	$3.57	$5.22	16,642
2018	$3.86	$3.57	17,527
2017	$2.99	$3.86	17,580
2016	$ 3.01	$2.99	18,205
2015	$3.17	$ 3.01	15,559
2014	$3.15	$3.17	15,982
2013	$2.06	$3.15	16,302
2012	$1.65	$2.06	15,845
2011	$1.79	$1.65	16,013
2010	$1.62	$1.79	—
Ivy VIP Small Cap Core Sub-Account:
2019	$2.35	$2.86	23,266
2018	$2.68	$2.35	23,266
2017	$ 2.41	$2.68	23,266
2016	$1.92	$ 2.41	36,458
2015	$2.08	$1.92	35,253
2014	$1.98	$2.08	35,905
2013	$1.52	$1.98	37,572
2012	$ 1.31	$1.52	41,220
2011	$1.54	$ 1.31	44,994
2010	$1.24	$1.54	33,642
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$2.34	$2.82	23,762
2018	$2.28	$2.34	23,762
2017	$2.14	$2.28	23,762
2016	$1.93	$2.14	28,912
2015	$2.18	$1.93	19,052
2014	$2.27	$2.18	19,931
2013	$1.47	$2.27	20,133
2012	$1.35	$1.47	20,345
2011	$1.48	$1.35	15,364
2010	$1.08	$1.48	—

2.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$ 2.01	$2.48	—
2018	$ 2.21	$ 2.01	—
2017	$ 2.01	$ 2.21	—
2016	$1.85	$ 2.01	6,749
2015	$1.97	$1.85	7,039
2014	$1.82	$1.97	8,290
2013	$1.37	$1.82	9,275
2012	$1.18	$1.37	5,468
2011	$1.30	$1.18	—
2010	$1.12	$1.30	—
Janus Henderson Balanced Sub-Account:
2019	$2.22	$2.65	—
2018	$2.26	$2.22	—
2017	$1.95	$2.26	—
2016	$1.92	$1.95	—
2015	$1.95	$1.92	—
2014	$1.84	$1.95	—
2013	$1.57	$1.84	—
2012	$1.42	$1.57	—
2011	$1.43	$1.42	—
2010	$1.36	$1.43	—
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.95	$ 1.01	—
2018	$0.98	$0.95	—
2017	$0.97	$0.98	—
2016	$0.97	$0.97	—
2015	$1.00	$0.97	—
Janus Henderson Forty Sub-Account:
2019	$3.15	$ 4.21	—
2018	$3.16	$3.15	—
2017	$2.49	$3.16	—
2016	$2.50	$2.49	—
2015	$2.28	$2.50	—
2014	$2.15	$2.28	1,361
2013	$1.68	$2.15	1,559
2012	$1.39	$1.68	7,581
2011	$1.53	$1.39	2,446
2010	$1.47	$1.53	—
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.34	$ 1.70	28,469
2018	$1.59	$1.34	47,726
2017	$1.43	$1.59	47,169
2016	$1.23	$1.43	47,837
2015	$ 1.31	$1.23	46,742
2014	$1.23	$ 1.31	47,769
2013	$1.00	$1.23	48,612
2012	$0.93	$1.00	49,488
2011	$0.98	$0.93	30,667
2010	$0.87	$0.98	30,994
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Janus Henderson Overseas Sub-Account:
2019	$ 1.71	$2.12	675
2018	$2.06	$ 1.71	1,133
2017	$ 1.61	$2.06	1,047
2016	$1.77	$ 1.61	3,768
2015	$1.98	$1.77	19,181
2014	$ 2.31	$1.98	15,032
2013	$2.06	$ 2.31	14,440
2012	$1.87	$2.06	20,796
2011	$2.82	$1.87	13,230
2010	$ 2.31	$2.82	19,217
MFS ® Mid Cap Growth Series Sub-Account:
2019	$1.97	$2.66	—
2018	$2.00	$1.97	—
2017	$ 1.61	$2.00	—
2016	$1.58	$ 1.61	—
2015	$1.54	$1.58	—
2014	$1.45	$1.54	—
2013	$1.08	$1.45	—
2012	$0.95	$1.08	—
2011	$1.04	$0.95	—
2010	$0.82	$1.04	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$ 1.07	$ 1.31	—
2018	$ 1.21	$ 1.07	—
2017	$0.97	$ 1.21	—
2016	$0.96	$0.97	—
2015	$1.00	$0.96	—
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.65	$0.76	25,574
2018	$0.80	$0.65	47,784
2017	$ 0.61	$0.80	45,953
2016	$0.58	$ 0.61	49,533
2015	$0.67	$0.58	46,364
2014	$0.72	$0.67	55,589
2013	$0.74	$0.72	54,529
2012	$0.63	$0.74	52,840
2011	$0.79	$0.63	40,745
2010	$0.68	$0.79	25,853

2.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$ 1.07	$1.28	—
2018	$1.20	$ 1.07	—
2017	$1.03	$1.20	—
2016	$0.95	$1.03	—
2015	$0.88	$0.95	—
2014	$0.97	$1.00	—
2013	$0.84	$0.97	—
2012	$0.76	$0.84	—
2011	$ 0.81	$0.76	—
2010	$0.72	$ 0.81	—
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$ 1.11	$1.26	—
2018	$ 1.21	$ 1.11	73,325
2017	$1.09	$ 1.21	73,325
2016	$1.03	$1.09	77,734
2015	$1.08	$1.03	71,305
2014	$1.06	$1.08	72,059
2013	$0.96	$1.06	91,689
2012	$0.89	$0.96	93,749
2011	$0.92	$0.89	74,366
2010	$0.84	$0.92	75,150
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.04	$1.12	—
2018	$1.09	$1.04	—
2017	$1.05	$1.09	—
2016	$1.03	$1.05	4,654
2015	$ 1.07	$1.03	5,164
2014	$1.06	$ 1.07	6,081
2013	$1.06	$1.06	6,882
2012	$1.03	$1.06	11,094
2011	$1.02	$1.03	96,086
2010	$0.97	$1.02	89,319
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$ 1.10	$1.29	—
2018	$1.22	$ 1.10	—
2017	$ 1.07	$1.22	—
2016	$0.99	$ 1.07	—
2015	$1.04	$0.99	—
2014	$1.02	$1.04	—
2013	$0.89	$1.02	—
2012	$ 0.81	$0.89	—
2011	$0.86	$ 0.81	—
2010	$0.77	$0.86	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$ 1.07	$1.19	—
2018	$1.15	$ 1.07	75,889
2017	$ 1.07	$1.15	75,889
2016	$1.03	$ 1.07	71,325
2015	$ 1.07	$1.03	65,425
2014	$1.06	$ 1.07	72,087
2013	$ 1.01	$1.06	91,450
2012	$0.95	$ 1.01	93,698
2011	$0.97	$0.95	76,539
2010	$0.90	$0.97	68,954
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.44	$1.77	—
2018	$1.57	$1.44	—
2017	$1.36	$1.57	—
2016	$1.27	$1.36	—
2015	$1.30	$1.27	—
2014	$ 1.21	$1.30	—
2013	$0.90	$ 1.21	—
2012	$0.83	$0.90	—
2011	$0.88	$0.83	—
2010	$0.73	$0.88	—
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.06	$1.26	—
2018	$1.19	$1.06	—
2017	$1.04	$1.19	—
2016	$0.99	$1.04	—
2015	$ 1.07	$0.99	—
2014	$1.04	$ 1.07	—
2013	$1.00	$1.04	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.93	$0.95	153,375
2018	$0.95	$0.93	181,223
2017	$0.96	$0.95	184,695
2016	$0.97	$0.96	213,604
2015	$0.99	$0.97	186,196
2014	$ 1.01	$0.99	194,784
2013	$1.03	$ 1.01	197,963
2012	$1.00	$1.03	192,314
2011	$ 1.01	$1.00	175,040
2010	$1.00	$ 1.01	56,587

2.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
PIMCO VIT Total Return Sub-Account (a):
2019	$1.06	$1.12	194,854
2018	$1.09	$1.06	255,733
2017	$ 1.07	$1.09	260,984
2016	$1.06	$ 1.07	319,757
2015	$1.08	$1.06	304,691
2014	$1.06	$1.08	320,927
2013	$ 1.11	$1.06	308,185
2012	$1.04	$ 1.11	296,190
2011	$1.03	$1.04	226,216
2010	$1.00	$1.03	131,273
Putnam VT Equity Income Sub-Account (p):
2019	$1.83	$2.34	—
2018	$2.05	$1.83	—
2017	$1.76	$2.05	—
2016	$1.59	$1.76	—
2015	$1.67	$1.59	—
2014	$1.52	$1.67	—
2013	$1.17	$1.52	—
2012	$ 1.01	$1.17	—
2011	$ 1.01	$ 1.01	—
2010	$0.92	$ 1.01	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.16	$2.88	—
2018	$2.15	$2.16	—
2017	$1.68	$2.15	—
2016	$1.68	$1.68	—
2015	$1.83	$1.68	—
2014	$ 1.70	$1.83	—
2013	$ 1.21	$ 1.70	—
2012	$1.09	$ 1.21	—
2011	$1.35	$1.09	—
2010	$1.14	$1.35	—
Putnam VT International Equity Sub-Account:
2019	$1.29	$1.57	—
2018	$1.63	$1.29	—
2017	$ 1.31	$1.63	—
2016	$1.38	$ 1.31	—
2015	$ 1.41	$1.38	—
2014	$1.54	$ 1.41	—
2013	$1.23	$1.54	—
2012	$1.03	$1.23	—
2011	$1.27	$1.03	—
2010	$1.18	$1.27	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.33	$ 3.11	—
2018	$2.42	$2.33	—
2017	$1.92	$2.42	—
2016	$1.82	$1.92	—
2015	$1.87	$1.82	—
2014	$1.68	$1.87	—
2013	$1.26	$1.68	—
2012	$ 1.10	$1.26	—
2011	$1.19	$ 1.10	—
2010	$1.02	$1.19	—
SFT Core Bond Sub-Account (r)(u):
2019	$ 1.21	$1.29	65,716
2018	$1.25	$ 1.21	87,348
2017	$1.22	$1.25	75,787
2016	$1.19	$1.22	84,706
2015	$1.22	$1.19	136,675
2014	$1.17	$1.22	137,029
2013	$ 1.21	$1.17	139,189
2012	$1.15	$ 1.21	130,471
2011	$1.09	$1.15	113,942
2010	$1.02	$1.09	213,107
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.23	$1.45	—
2018	$1.30	$1.23	—
2017	$1.12	$1.30	—
2016	$1.06	$1.12	—
2015	$1.12	$1.06	—
2014	$1.06	$1.12	—
2013	$1.00	$1.06	—
SFT Government Money Market Sub-Account (s):
2019	$0.83	$0.83	7,906
2018	$0.84	$0.83	8,216
2017	$0.86	$0.84	8,562
2016	$0.88	$0.86	8,902
2015	$0.90	$0.88	18,720
2014	$0.92	$0.90	18,077
2013	$0.94	$0.92	17,633
2012	$0.96	$0.94	17,867
2011	$0.98	$0.96	14,825
2010	$1.00	$0.98	45,577

2.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$2.52	$3.09	60,923
2018	$ 2.91	$2.52	62,702
2017	$2.58	$ 2.91	64,125
2016	$2.20	$2.58	67,919
2015	$ 2.31	$2.20	61,616
2014	$2.16	$ 2.31	62,630
2013	$1.66	$2.16	64,593
2012	$1.45	$1.66	68,241
2011	$1.52	$1.45	69,204
2010	$1.23	$1.52	74,996
SFT Index 500 Sub-Account (s):
2019	$2.17	$2.78	26,581
2018	$2.33	$2.17	26,581
2017	$1.97	$2.33	26,581
2016	$ 1.81	$1.97	26,581
2015	$1.83	$ 1.81	20,719
2014	$1.66	$1.83	24,141
2013	$1.29	$1.66	25,030
2012	$1.14	$1.29	25,972
2011	$1.15	$1.14	27,705
2010	$1.02	$1.15	—
SFT International Bond Sub-Account (s):
2019	$1.30	$1.30	37,323
2018	$1.32	$1.30	59,577
2017	$1.33	$1.32	61,596
2016	$1.32	$1.33	73,189
2015	$ 1.41	$1.32	78,872
2014	$1.42	$ 1.41	79,693
2013	$1.45	$1.42	81,414
2012	$1.28	$1.45	78,969
2011	$ 1.31	$1.28	99,823
2010	$1.18	$ 1.31	70,642
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$ 1.07	$1.23	—
2018	$1.16	$ 1.07	—
2017	$1.02	$1.16	—
2016	$1.00	$1.02	—
2015	$1.00	$1.00	—
SFT Real Estate Securities Sub-Account (s):
2019	$ 2.31	$ 2.81	22,951
2018	$2.50	$ 2.31	33,220
2017	$2.42	$2.50	33,980
2016	$2.37	$2.42	38,378
2015	$ 2.31	$2.37	29,583
2014	$ 1.81	$ 2.31	31,818
2013	$1.83	$ 1.81	34,361
2012	$1.59	$1.83	29,859
2011	$1.54	$1.59	24,885
2010	$1.22	$1.54	56,149
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.59	$3.45	117,051
2018	$2.59	$2.59	150,008
2017	$2.05	$2.59	156,411
2016	$2.08	$2.05	167,834
2015	$1.99	$2.08	168,680
2014	$1.80	$1.99	176,375
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.36	$2.86	23,329
2018	$2.52	$2.36	23,329
2017	$2.05	$2.52	23,329
2016	$1.73	$2.05	37,343
2015	$1.84	$1.73	38,809
2014	$1.73	$1.84	41,558
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.24	$2.76	123,462
2018	$2.55	$2.24	168,730
2017	$2.19	$2.55	171,203
2016	$2.03	$2.19	182,676
2015	$2.12	$2.03	165,070
2014	$1.98	$2.12	169,763
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$2.52	$3.30	3,530
2018	$2.63	$2.52	4,856
2017	$2.22	$2.63	5,539
2016	$2.16	$2.22	10,778
2015	$2.19	$2.16	9,148
2014	$2.00	$2.19	11,896
Templeton Developing Markets VIP Sub-Account:
2019	$1.90	$2.36	14,612
2018	$ 2.31	$1.90	14,612
2017	$1.68	$ 2.31	14,612
2016	$1.46	$1.68	16,199
2015	$1.86	$1.46	10,917
2014	$2.08	$1.86	11,244
2013	$2.15	$2.08	11,525
2012	$1.94	$2.15	11,646
2011	$2.36	$1.94	10,063
2010	$2.05	$2.36	—
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.04	$1.16	—
2018	$1.13	$1.04	—
2017	$1.05	$1.13	—
2016	$ 1.01	$1.05	—
2015	$1.08	$ 1.01	—
2014	$ 1.07	$1.08	—
2013	$ 1.01	$ 1.07	25,652
2012	$1.00	$ 1.01	27,013

2.25% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$0.98	$1.09	—
2018	$ 1.07	$0.98	—
2017	$0.98	$ 1.07	—
2016	$0.95	$0.98	—
2015	$1.03	$0.95	—
2014	$1.03	$1.03	—
2013	$1.00	$1.03	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$ 1.07	$1.22	—
2018	$1.20	$ 1.07	—
2017	$1.04	$1.20	—
2016	$ 1.01	$1.04	4,521
2015	$1.13	$ 1.01	30,418
2014	$1.14	$1.13	33,400
2013	$ 1.01	$1.14	26,012
2012	$1.00	$ 1.01	27,390
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.08	$1.22	—
2018	$1.19	$1.08	—
2017	$1.06	$1.19	—
2016	$1.02	$1.06	4,489
2015	$1.12	$1.02	5,225
2014	$ 1.11	$1.12	6,154
2013	$ 1.01	$ 1.11	6,885
2012	$1.00	$ 1.01	6,957
2.35% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.04	$1.17	—
2018	$1.15	$1.04	—
2017	$1.03	$1.15	4,514
2016	$1.02	$1.03	4,695
2015	$1.06	$1.02	13,567
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—
AB VPS International Value Sub-Account:
2019	$0.48	$0.55	—
2018	$0.64	$0.48	—
2017	$0.52	$0.64	—
2016	$0.54	$0.52	45,656
2015	$0.54	$0.54	42,537
2014	$0.59	$0.54	135,828
2013	$0.49	$0.59	137,750
2012	$0.44	$0.49	142,825
2011	$0.56	$0.44	134,794
2010	$0.55	$0.56	132,917
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Century VP Income & Growth Sub-Account:
2019	$1.92	$2.32	—
2018	$ 2.11	$1.92	—
2017	$1.80	$ 2.11	51,432
2016	$1.63	$1.80	51,432
2015	$1.77	$1.63	39,528
2014	$ 1.61	$1.77	—
2013	$1.22	$ 1.61	—
2012	$1.09	$1.22	—
2011	$1.09	$1.09	—
2010	$0.98	$1.09	—
American Century VP Inflation Protection Sub-Account:
2019	$ 1.07	$1.14	—
2018	$1.13	$ 1.07	16,186
2017	$ 1.11	$1.13	42,356
2016	$1.09	$ 1.11	80,666
2015	$1.15	$1.09	87,675
2014	$1.14	$1.15	89,408
2013	$1.27	$1.14	93,288
2012	$ 1.21	$1.27	131,078
2011	$ 1.11	$ 1.21	90,389
2010	$1.08	$ 1.11	78,070
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$ 0.91	$0.96	—
2018	$0.95	$ 0.91	14,210
2017	$ 0.91	$0.95	—
2016	$0.90	$ 0.91	—
2015	$0.96	$0.90	5,514
2014	$0.97	$0.96	2,723
2013	$1.02	$0.97	3,059
2012	$0.99	$1.02	3,807
2011	$1.00	$0.99	3,854
American Funds IS Global Growth Sub-Account (b):
2019	$1.46	$1.92	—
2018	$1.64	$1.46	—
2017	$1.28	$1.64	—
2016	$1.30	$1.28	—
2015	$1.24	$1.30	—
2014	$1.24	$1.24	—
2013	$0.99	$1.24	—
2012	$0.82	$0.99	—
2011	$1.00	$0.82	—

2.35% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.15	$1.48	—
2018	$1.32	$1.15	—
2017	$ 1.07	$1.32	—
2016	$ 1.07	$ 1.07	—
2015	$1.09	$ 1.07	3,278
2014	$ 1.10	$1.09	—
2013	$0.88	$ 1.10	—
2012	$0.76	$0.88	—
2011	$1.00	$0.76	—
American Funds IS Growth Sub-Account (b):
2019	$1.82	$2.33	—
2018	$1.87	$1.82	5,175
2017	$1.49	$1.87	666
2016	$1.39	$1.49	10,569
2015	$1.34	$1.39	11,986
2014	$1.26	$1.34	10,018
2013	$0.99	$1.26	10,507
2012	$0.86	$0.99	8,319
2011	$1.00	$0.86	—
American Funds IS Growth-Income Sub-Account (b):
2019	$1.80	$2.22	—
2018	$1.88	$1.80	—
2017	$1.57	$1.88	628
2016	$1.44	$1.57	631
2015	$1.46	$1.44	3,609
2014	$1.35	$1.46	2,126
2013	$1.03	$1.35	2,153
2012	$0.90	$1.03	—
2011	$1.00	$0.90	—
American Funds IS International Sub-Account (b):
2019	$1.04	$1.25	—
2018	$1.23	$1.04	—
2017	$0.95	$1.23	4,559
2016	$0.94	$0.95	4,741
2015	$ 1.01	$0.94	35,816
2014	$1.06	$ 1.01	44,637
2013	$0.89	$1.06	45,153
2012	$0.77	$0.89	—
2011	$1.00	$0.77	—
American Funds IS New World® Sub-Account (b):
2019	$0.94	$1.19	—
2018	$1.12	$0.94	—
2017	$0.89	$1.12	92,483
2016	$0.86	$0.89	92,689
2015	$ 0.91	$0.86	100,250
2014	$ 1.01	$ 0.91	—
2013	$0.93	$ 1.01	—
2012	$ 0.81	$0.93	—
2011	$1.00	$ 0.81	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$0.97	$1.00	—
2018	$0.99	$0.97	—
2017	$0.99	$0.99	—
2016	$ 1.01	$0.99	—
2015	$ 1.01	$ 1.01	—
2014	$0.99	$ 1.01	—
2013	$1.04	$0.99	—
2012	$1.05	$1.04	—
2011	$1.00	$1.05	—
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.19	$1.47	—
2018	$1.18	$1.19	—
2017	$0.98	$1.18	—
2016	$0.95	$0.98	—
2015	$1.00	$0.95	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.76	$2.19	3,819
2018	$1.97	$1.76	4,110
2017	$1.79	$1.97	8,861
2016	$1.56	$1.79	101,258
2015	$1.67	$1.56	83,479
2014	$1.57	$1.67	131,000
2013	$1.26	$1.57	138,350
2012	$ 1.10	$1.26	86,855
2011	$1.12	$ 1.10	96,298
2010	$1.00	$1.12	103,165
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$2.65	$3.19	—
2018	$3.19	$2.65	—
2017	$ 2.71	$3.19	—
2016	$2.48	$ 2.71	—
2015	$2.58	$2.48	4,565
2014	$2.49	$2.58	6,152
2013	$1.88	$2.49	6,224
2012	$1.68	$1.88	6,296
2011	$1.93	$1.68	6,369
2010	$1.53	$1.93	17,361
Franklin Mutual Shares VIP Sub-Account:
2019	$1.72	$2.06	—
2018	$1.93	$1.72	—
2017	$1.83	$1.93	—
2016	$ 1.61	$1.83	—
2015	$1.74	$ 1.61	—
2014	$1.66	$1.74	38,728
2013	$1.32	$1.66	39,175
2012	$1.19	$1.32	39,628
2011	$1.23	$1.19	40,088
2010	$1.13	$1.23	40,550

2.35% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Franklin Small Cap Value VIP Sub-Account:
2019	$ 1.41	$1.74	—
2018	$1.66	$ 1.41	4,698
2017	$1.53	$1.66	25,610
2016	$ 1.21	$1.53	27,103
2015	$1.33	$ 1.21	30,574
2014	$1.36	$1.33	53,209
2013	$1.02	$1.36	59,718
2012	$0.88	$1.02	59,482
2011	$0.94	$0.88	67,595
2010	$0.75	$0.94	99,174
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$ 2.01	$2.59	—
2018	$2.18	$ 2.01	—
2017	$1.84	$2.18	—
2016	$ 1.81	$1.84	901
2015	$1.90	$ 1.81	645
2014	$ 1.81	$1.90	26,050
2013	$1.34	$ 1.81	26,352
2012	$1.24	$1.34	32,515
2011	$1.33	$1.24	32,896
2010	$ 1.07	$1.33	33,844
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.02	$ 1.11	—
2018	$1.09	$1.02	—
2017	$0.98	$1.09	—
2016	$0.97	$0.98	—
2015	$1.05	$0.97	—
2014	$1.03	$1.05	—
2013	$1.00	$1.03	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$0.95	$0.95	—
2018	$0.96	$0.95	7,035
2017	$0.97	$0.96	—
2016	$0.98	$0.97	—
2015	$ 1.01	$0.98	722
2014	$1.04	$ 1.01	—
2013	$1.06	$1.04	3,154
2012	$1.05	$1.06	41,170
2011	$ 1.01	$1.05	41,647
2010	$1.00	$ 1.01	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$1.80	$2.24	—
2018	$2.29	$1.80	4,421
2017	$1.85	$2.29	2,404
2016	$1.95	$1.85	2,500
2015	$1.93	$1.95	8,694
2014	$2.13	$1.93	1,884
2013	$1.74	$2.13	2,116
2012	$1.46	$1.74	2,627
2011	$1.62	$1.46	2,658
2010	$1.45	$1.62	—
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.48	$1.83	—
2018	$ 1.70	$1.48	—
2017	$1.52	$ 1.70	33,584
2016	$1.33	$1.52	33,651
2015	$1.45	$1.33	30,691
2014	$1.33	$1.45	—
2013	$0.96	$1.33	—
2012	$0.84	$0.96	—
2011	$0.88	$0.84	—
2010	$0.73	$0.88	—
Invesco V.I. American Value Sub-Account:
2019	$1.26	$1.53	—
2018	$1.48	$1.26	—
2017	$1.38	$1.48	—
2016	$1.22	$1.38	16,216
2015	$1.38	$1.22	69,008
2014	$1.29	$1.38	—
2013	$0.99	$1.29	—
2012	$0.86	$0.99	—
2011	$0.88	$0.86	—
2010	$0.74	$0.88	—
Invesco V.I. Comstock Sub-Account:
2019	$1.94	$2.37	—
2018	$2.27	$1.94	5,999
2017	$1.98	$2.27	277
2016	$1.73	$1.98	3,130
2015	$1.89	$1.73	4,245
2014	$1.77	$1.89	754
2013	$1.34	$1.77	2,584
2012	$1.15	$1.34	19,825
2011	$1.20	$1.15	20,114
2010	$ 1.07	$1.20	1,150

2.35% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.37	$ 1.61	—
2018	$1.56	$1.37	—
2017	$1.44	$1.56	—
2016	$1.28	$1.44	—
2015	$1.35	$1.28	—
2014	$1.27	$1.35	—
2013	$1.04	$1.27	—
2012	$0.95	$1.04	—
2011	$0.99	$0.95	—
2010	$0.94	$0.99	—
Invesco V.I. Growth and Income Sub-Account:
2019	$2.00	$2.44	—
2018	$2.37	$2.00	—
2017	$2.12	$2.37	—
2016	$1.82	$2.12	11,762
2015	$1.93	$1.82	11,447
2014	$1.80	$1.93	—
2013	$1.37	$1.80	—
2012	$1.23	$1.37	—
2011	$1.29	$1.23	—
2010	$1.18	$1.29	6,485
Invesco V.I. Small Cap Equity Sub-Account:
2019	$ 1.21	$1.49	—
2018	$1.46	$ 1.21	6,524
2017	$ 1.31	$1.46	59,470
2016	$1.20	$ 1.31	60,806
2015	$ 1.31	$1.20	62,361
2014	$ 1.31	$ 1.31	42,551
2013	$0.98	$ 1.31	51,253
2012	$0.88	$0.98	56,670
2011	$ 0.91	$0.88	68,099
2010	$0.73	$ 0.91	87,365
Ivy VIP Asset Strategy Sub-Account:
2019	$2.38	$2.84	—
2018	$2.58	$2.38	—
2017	$2.23	$2.58	9,811
2016	$2.35	$2.23	130,637
2015	$2.62	$2.35	147,390
2014	$2.83	$2.62	208,463
2013	$2.32	$2.83	210,961
2012	$1.99	$2.32	231,509
2011	$2.20	$1.99	211,438
2010	$ 2.07	$2.20	223,623
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Balanced Sub-Account:
2019	$1.88	$2.24	—
2018	$1.99	$1.88	—
2017	$1.83	$1.99	3,022
2016	$1.84	$1.83	20,439
2015	$1.89	$1.84	90,311
2014	$1.79	$1.89	67,584
2013	$1.49	$1.79	70,617
2012	$1.36	$1.49	76,017
2011	$1.35	$1.36	19,231
2010	$1.18	$1.35	—
Ivy VIP Core Equity Sub-Account:
2019	$2.47	$3.17	—
2018	$2.65	$2.47	—
2017	$2.25	$2.65	—
2016	$2.22	$2.25	—
2015	$2.29	$2.22	1,503
2014	$2.14	$2.29	—
2013	$1.64	$2.14	—
2012	$ 1.41	$1.64	—
2011	$1.42	$ 1.41	—
2010	$ 1.21	$1.42	—
Ivy VIP Global Growth Sub-Account:
2019	$ 1.91	$2.35	—
2018	$2.09	$ 1.91	—
2017	$1.72	$2.09	—
2016	$ 1.81	$1.72	—
2015	$1.79	$ 1.81	—
2014	$1.82	$1.79	23,531
2013	$1.56	$1.82	23,803
2012	$1.35	$1.56	42,952
2011	$1.50	$1.35	43,438
2010	$1.33	$1.50	26,616
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.05	$1.14	5,135
2018	$ 1.10	$1.05	30,852
2017	$1.06	$ 1.10	32,239
2016	$0.93	$1.06	91,333
2015	$1.02	$0.93	115,493
2014	$1.03	$1.02	85,954
2013	$1.00	$1.03	1,069

2.35% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$1.68	$1.95	5,754
2018	$2.09	$1.68	23,084
2017	$1.74	$2.09	61,261
2016	$1.76	$1.74	101,055
2015	$1.82	$1.76	83,855
2014	$1.84	$1.82	92,342
2013	$ 1.51	$1.84	100,435
2012	$1.36	$ 1.51	87,634
2011	$1.62	$1.36	93,287
2010	$1.45	$1.62	105,446
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.66	$3.58	—
2018	$2.72	$2.66	—
2017	$2.19	$2.72	229
2016	$2.12	$2.19	13,102
2015	$2.30	$2.12	16,504
2014	$2.18	$2.30	15,835
2013	$1.72	$2.18	18,246
2012	$1.55	$1.72	17,306
2011	$1.60	$1.55	7,011
2010	$1.24	$1.60	—
Ivy VIP Natural Resources Sub-Account:
2019	$0.73	$0.79	—
2018	$0.98	$0.73	18,378
2017	$0.97	$0.98	—
2016	$ 0.81	$0.97	72,245
2015	$1.06	$ 0.81	87,597
2014	$1.25	$1.06	85,980
2013	$1.19	$1.25	86,902
2012	$1.19	$1.19	87,513
2011	$1.56	$1.19	89,340
2010	$1.36	$1.56	70,532
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$ 1.07	$1.22	—
2018	$1.14	$ 1.07	—
2017	$1.02	$1.14	—
2016	$1.03	$1.02	—
2015	$1.06	$1.03	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.09	$1.27	—
2018	$1.17	$1.09	—
2017	$1.03	$1.17	—
2016	$1.03	$1.03	—
2015	$ 1.07	$1.03	—
2014	$1.05	$ 1.07	—
2013	$1.00	$1.05	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.04	$1.16	—
2018	$1.09	$1.04	—
2017	$1.00	$1.09	120,092
2016	$ 1.01	$1.00	—
2015	$1.04	$ 1.01	—
2014	$1.04	$1.04	—
2013	$1.00	$1.04	—
Ivy VIP Science and Technology Sub-Account:
2019	$3.52	$5.14	—
2018	$3.80	$3.52	—
2017	$2.95	$3.80	1,641
2016	$2.97	$2.95	20,511
2015	$3.13	$2.97	23,748
2014	$ 3.11	$3.13	19,381
2013	$2.04	$ 3.11	20,291
2012	$1.63	$2.04	23,894
2011	$1.77	$1.63	18,920
2010	$ 1.61	$1.77	17,483
Ivy VIP Small Cap Core Sub-Account:
2019	$ 2.31	$ 2.81	1,039
2018	$2.65	$ 2.31	1,026
2017	$2.38	$2.65	1,414
2016	$1.89	$2.38	15,547
2015	$2.05	$1.89	17,682
2014	$1.96	$2.05	19,623
2013	$1.50	$1.96	20,657
2012	$1.30	$1.50	23,426
2011	$1.52	$1.30	24,201
2010	$1.23	$1.52	29,856
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$2.30	$2.77	—
2018	$2.25	$2.30	—
2017	$2.12	$2.25	—
2016	$ 1.91	$2.12	9,518
2015	$2.15	$ 1.91	6,113
2014	$2.24	$2.15	9,974
2013	$1.46	$2.24	9,699
2012	$1.34	$1.46	10,927
2011	$1.47	$1.34	10,426
2010	$ 1.07	$1.47	10,734

2.35% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$1.98	$2.44	—
2018	$2.18	$1.98	—
2017	$1.99	$2.18	368
2016	$1.83	$1.99	370
2015	$1.95	$1.83	12,104
2014	$1.80	$1.95	1,120
2013	$1.36	$1.80	1,135
2012	$1.17	$1.36	—
2011	$1.29	$1.17	—
2010	$1.12	$1.29	—
Janus Henderson Balanced Sub-Account:
2019	$2.18	$ 2.61	—
2018	$2.23	$2.18	—
2017	$1.93	$2.23	—
2016	$1.89	$1.93	—
2015	$1.93	$1.89	—
2014	$1.82	$1.93	—
2013	$1.56	$1.82	—
2012	$ 1.41	$1.56	6,117
2011	$1.42	$ 1.41	6,192
2010	$1.35	$1.42	—
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.94	$ 1.01	—
2018	$0.98	$0.94	21,175
2017	$0.97	$0.98	—
2016	$0.97	$0.97	—
2015	$1.00	$0.97	3,071
Janus Henderson Forty Sub-Account:
2019	$ 3.10	$4.14	—
2018	$3.12	$ 3.10	—
2017	$2.46	$3.12	1,377
2016	$2.47	$2.46	12,598
2015	$2.26	$2.47	12,281
2014	$2.13	$2.26	44,475
2013	$1.67	$2.13	46,118
2012	$1.38	$1.67	48,019
2011	$ 1.51	$1.38	47,415
2010	$1.46	$ 1.51	58,665
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.32	$1.68	—
2018	$1.57	$1.32	4,966
2017	$1.42	$1.57	21,480
2016	$1.22	$1.42	22,574
2015	$1.30	$1.22	26,927
2014	$1.23	$1.30	28,459
2013	$1.00	$1.23	34,263
2012	$0.92	$1.00	31,224
2011	$0.97	$0.92	36,293
2010	$0.86	$0.97	52,118
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Janus Henderson Overseas Sub-Account:
2019	$1.68	$2.09	—
2018	$2.03	$1.68	8,676
2017	$1.59	$2.03	27,441
2016	$1.75	$1.59	53,018
2015	$1.96	$1.75	40,233
2014	$2.28	$1.96	50,979
2013	$2.05	$2.28	54,543
2012	$1.85	$2.05	54,349
2011	$2.80	$1.85	58,214
2010	$2.29	$2.80	80,648
MFS ® Mid Cap Growth Series Sub-Account:
2019	$1.94	$2.62	—
2018	$1.97	$1.94	—
2017	$1.59	$1.97	—
2016	$1.56	$1.59	—
2015	$1.53	$1.56	—
2014	$1.44	$1.53	—
2013	$ 1.07	$1.44	—
2012	$0.94	$ 1.07	—
2011	$1.03	$0.94	—
2010	$0.82	$1.03	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$1.06	$1.30	—
2018	$ 1.21	$1.06	11,445
2017	$0.97	$ 1.21	—
2016	$0.96	$0.97	26,924
2015	$1.00	$0.96	32,756
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.64	$0.75	—
2018	$0.79	$0.64	6,819
2017	$0.60	$0.79	24,899
2016	$0.58	$0.60	29,811
2015	$0.66	$0.58	33,287
2014	$ 0.71	$0.66	54,302
2013	$0.74	$ 0.71	59,805
2012	$0.63	$0.74	73,325
2011	$0.79	$0.63	98,014
2010	$0.68	$0.79	100,514

2.35% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.06	$1.26	—
2018	$1.19	$1.06	—
2017	$1.02	$1.19	56,826
2016	$0.94	$1.02	82,368
2015	$0.88	$0.94	208,608
2014	$0.97	$0.99	213,948
2013	$0.84	$0.97	219,991
2012	$0.75	$0.84	219,414
2011	$ 0.81	$0.75	220,693
2010	$0.72	$ 0.81	580,358
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$ 1.10	$1.25	—
2018	$1.20	$ 1.10	—
2017	$1.08	$1.20	—
2016	$1.02	$1.08	46,434
2015	$ 1.07	$1.02	215,338
2014	$1.05	$ 1.07	193,382
2013	$0.96	$1.05	194,789
2012	$0.89	$0.96	192,636
2011	$0.92	$0.89	100,459
2010	$0.83	$0.92	123,084
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.03	$ 1.10	—
2018	$1.08	$1.03	—
2017	$1.04	$1.08	112,034
2016	$1.02	$1.04	120,889
2015	$1.06	$1.02	133,522
2014	$1.05	$1.06	136,781
2013	$1.05	$1.05	137,702
2012	$1.02	$1.05	137,292
2011	$1.02	$1.02	138,531
2010	$0.97	$1.02	141,891
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.09	$1.27	—
2018	$ 1.21	$1.09	—
2017	$1.06	$ 1.21	9,283
2016	$0.99	$1.06	210,436
2015	$1.03	$0.99	196,985
2014	$ 1.01	$1.03	190,805
2013	$0.89	$ 1.01	196,146
2012	$ 0.81	$0.89	274,808
2011	$0.86	$ 0.81	403,204
2010	$0.77	$0.86	445,164
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.06	$1.17	—
2018	$1.14	$1.06	—
2017	$1.06	$1.14	194,423
2016	$1.02	$1.06	235,365
2015	$1.06	$1.02	226,957
2014	$1.05	$1.06	255,950
2013	$1.00	$1.05	259,329
2012	$0.95	$1.00	260,990
2011	$0.96	$0.95	943,004
2010	$0.90	$0.96	1,005,869
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.43	$1.75	—
2018	$1.55	$1.43	—
2017	$1.34	$1.55	—
2016	$1.26	$1.34	18,411
2015	$1.29	$1.26	21,013
2014	$1.20	$1.29	23,771
2013	$0.90	$1.20	27,115
2012	$0.83	$0.90	31,960
2011	$0.88	$0.83	36,655
2010	$0.73	$0.88	43,014
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.05	$1.25	—
2018	$1.18	$1.05	—
2017	$1.04	$1.18	—
2016	$0.99	$1.04	—
2015	$ 1.07	$0.99	—
2014	$1.04	$ 1.07	—
2013	$1.00	$1.04	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.93	$0.94	—
2018	$0.95	$0.93	28,792
2017	$0.96	$0.95	302
2016	$0.97	$0.96	55,431
2015	$0.99	$0.97	85,421
2014	$1.00	$0.99	56,311
2013	$1.03	$1.00	60,630
2012	$1.00	$1.03	72,894
2011	$ 1.01	$1.00	58,638
2010	$1.00	$ 1.01	—

2.35% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
PIMCO VIT Total Return Sub-Account (a):
2019	$1.05	$ 1.11	—
2018	$1.09	$1.05	—
2017	$1.06	$1.09	4,213
2016	$1.06	$1.06	133,867
2015	$1.08	$1.06	133,952
2014	$1.06	$1.08	131,027
2013	$ 1.11	$1.06	139,753
2012	$1.04	$ 1.11	101,271
2011	$1.03	$1.04	93,660
2010	$1.00	$1.03	—
Putnam VT Equity Income Sub-Account (p):
2019	$1.80	$2.30	—
2018	$2.02	$1.80	3,356
2017	$1.74	$2.02	—
2016	$1.57	$1.74	—
2015	$1.66	$1.57	—
2014	$1.50	$1.66	—
2013	$1.16	$1.50	—
2012	$1.00	$1.16	—
2011	$1.00	$1.00	—
2010	$ 0.91	$1.00	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.12	$2.84	—
2018	$2.12	$2.12	—
2017	$1.66	$2.12	—
2016	$1.66	$1.66	—
2015	$ 1.81	$1.66	—
2014	$1.69	$ 1.81	—
2013	$1.20	$1.69	—
2012	$1.08	$1.20	—
2011	$1.34	$1.08	—
2010	$1.14	$1.34	—
Putnam VT International Equity Sub-Account:
2019	$1.27	$1.55	—
2018	$1.60	$1.27	—
2017	$1.30	$1.60	—
2016	$1.36	$1.30	—
2015	$1.39	$1.36	1,316
2014	$1.53	$1.39	1,255
2013	$1.22	$1.53	1,293
2012	$1.03	$1.22	1,338
2011	$1.26	$1.03	1,181
2010	$1.18	$1.26	1,505
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.30	$3.06	—
2018	$2.39	$2.30	—
2017	$1.89	$2.39	—
2016	$1.80	$1.89	—
2015	$1.84	$1.80	—
2014	$1.66	$1.84	—
2013	$1.25	$1.66	3,777
2012	$1.09	$1.25	6,744
2011	$1.18	$1.09	6,827
2010	$ 1.01	$1.18	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.19	$1.27	11,539
2018	$1.23	$1.19	111,134
2017	$1.20	$1.23	171,558
2016	$1.18	$1.20	364,051
2015	$ 1.21	$1.18	363,682
2014	$1.16	$ 1.21	323,154
2013	$1.20	$1.16	334,354
2012	$1.14	$1.20	259,504
2011	$1.08	$1.14	259,129
2010	$ 1.01	$1.08	354,802
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.22	$1.44	—
2018	$1.29	$1.22	—
2017	$1.12	$1.29	—
2016	$1.05	$1.12	48,141
2015	$1.12	$1.05	70,996
2014	$1.06	$1.12	—
2013	$1.00	$1.06	—
SFT Government Money Market Sub-Account (s):
2019	$0.82	$ 0.81	11,822
2018	$0.83	$0.82	26,600
2017	$0.85	$0.83	17,355
2016	$0.87	$0.85	152,969
2015	$0.89	$0.87	49,678
2014	$ 0.91	$0.89	125,723
2013	$0.93	$ 0.91	42,895
2012	$0.95	$0.93	45,459
2011	$0.98	$0.95	99,663
2010	$1.00	$0.98	80,858

2.35% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$2.48	$3.04	1,010
2018	$2.87	$2.48	7,319
2017	$2.54	$2.87	72,235
2016	$2.17	$2.54	95,289
2015	$2.28	$2.17	69,301
2014	$2.14	$2.28	67,412
2013	$1.65	$2.14	73,972
2012	$1.44	$1.65	87,171
2011	$ 1.51	$1.44	86,394
2010	$1.23	$ 1.51	115,611
SFT Index 500 Sub-Account (s):
2019	$2.14	$2.74	—
2018	$2.30	$2.14	—
2017	$1.94	$2.30	49,092
2016	$1.79	$1.94	53,324
2015	$ 1.81	$1.79	37,934
2014	$1.64	$ 1.81	—
2013	$1.27	$1.64	—
2012	$1.13	$1.27	—
2011	$1.14	$1.13	—
2010	$1.02	$1.14	7,294
SFT International Bond Sub-Account (s):
2019	$1.29	$1.28	—
2018	$1.30	$1.29	22,920
2017	$1.32	$1.30	33,553
2016	$ 1.31	$1.32	121,412
2015	$1.40	$ 1.31	131,802
2014	$ 1.41	$1.40	113,022
2013	$1.44	$ 1.41	116,705
2012	$1.27	$1.44	90,142
2011	$1.30	$1.27	88,691
2010	$1.17	$1.30	106,587
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$ 1.07	$1.22	—
2018	$1.15	$ 1.07	—
2017	$1.02	$1.15	14,105
2016	$1.00	$1.02	42,583
2015	$1.00	$1.00	—
SFT Real Estate Securities Sub-Account (s):
2019	$2.27	$2.77	—
2018	$2.46	$2.27	12,380
2017	$2.39	$2.46	23,311
2016	$2.34	$2.39	55,730
2015	$2.29	$2.34	44,597
2014	$1.79	$2.29	75,560
2013	$1.82	$1.79	79,841
2012	$1.58	$1.82	71,329
2011	$1.53	$1.58	65,921
2010	$1.22	$1.53	76,410
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.55	$3.40	3,615
2018	$2.55	$2.55	25,013
2017	$2.02	$2.55	84,596
2016	$2.05	$2.02	116,925
2015	$1.97	$2.05	132,407
2014	$1.78	$1.97	179,258
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.33	$ 2.81	—
2018	$2.48	$2.33	—
2017	$2.03	$2.48	—
2016	$ 1.71	$2.03	3,299
2015	$1.82	$ 1.71	13,054
2014	$ 1.71	$1.82	15,685
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$ 2.21	$2.72	2,223
2018	$ 2.51	$ 2.21	37,764
2017	$2.17	$ 2.51	130,926
2016	$2.00	$2.17	153,905
2015	$2.09	$2.00	139,429
2014	$1.96	$2.09	175,346
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$2.48	$3.25	—
2018	$2.60	$2.48	—
2017	$2.19	$2.60	—
2016	$2.14	$2.19	26,276
2015	$2.17	$2.14	20,104
2014	$1.98	$2.17	20,418
Templeton Developing Markets VIP Sub-Account:
2019	$1.87	$2.32	—
2018	$2.28	$1.87	—
2017	$1.66	$2.28	—
2016	$1.45	$1.66	11,749
2015	$1.84	$1.45	11,116
2014	$2.06	$1.84	13,114
2013	$2.13	$2.06	13,538
2012	$1.93	$2.13	18,419
2011	$2.34	$1.93	16,445
2010	$2.04	$2.34	7,557
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.03	$1.15	—
2018	$1.12	$1.03	—
2017	$1.04	$1.12	—
2016	$1.00	$1.04	—
2015	$ 1.07	$1.00	—
2014	$ 1.07	$ 1.07	—
2013	$ 1.01	$ 1.07	—
2012	$1.00	$ 1.01	—

2.35% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$0.97	$1.09	—
2018	$1.06	$0.97	—
2017	$0.98	$1.06	—
2016	$0.95	$0.98	—
2015	$1.03	$0.95	—
2014	$1.03	$1.03	—
2013	$1.00	$1.03	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$1.06	$ 1.21	—
2018	$1.19	$1.06	—
2017	$1.03	$1.19	—
2016	$1.00	$1.03	—
2015	$1.13	$1.00	—
2014	$1.14	$1.13	—
2013	$ 1.01	$1.14	—
2012	$1.00	$ 1.01	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$ 1.07	$ 1.21	—
2018	$1.18	$ 1.07	—
2017	$1.06	$1.18	—
2016	$1.02	$1.06	—
2015	$1.12	$1.02	—
2014	$ 1.11	$1.12	—
2013	$ 1.01	$ 1.11	—
2012	$1.00	$ 1.01	—
2.45% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.04	$1.16	—
2018	$1.15	$1.04	—
2017	$1.03	$1.15	—
2016	$1.02	$1.03	—
2015	$1.06	$1.02	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—
AB VPS International Value Sub-Account:
2019	$0.47	$0.54	—
2018	$0.63	$0.47	—
2017	$0.52	$0.63	—
2016	$0.53	$0.52	—
2015	$0.54	$0.53	—
2014	$0.59	$0.54	—
2013	$0.49	$0.59	—
2012	$0.44	$0.49	—
2011	$0.56	$0.44	—
2010	$0.55	$0.56	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Century VP Income & Growth Sub-Account:
2019	$1.89	$2.28	—
2018	$2.08	$1.89	—
2017	$1.78	$2.08	—
2016	$ 1.61	$1.78	—
2015	$1.75	$ 1.61	—
2014	$1.60	$1.75	—
2013	$ 1.21	$1.60	—
2012	$1.08	$ 1.21	—
2011	$1.08	$1.08	—
2010	$0.97	$1.08	—
American Century VP Inflation Protection Sub-Account:
2019	$1.06	$1.12	153,790
2018	$1.12	$1.06	176,230
2017	$ 1.10	$1.12	191,791
2016	$1.08	$ 1.10	172,343
2015	$1.14	$1.08	157,011
2014	$1.13	$1.14	174,924
2013	$1.26	$1.13	191,701
2012	$ 1.21	$1.26	147,136
2011	$ 1.11	$ 1.21	54,822
2010	$1.08	$ 1.11	43,909
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.90	$0.95	633
2018	$0.94	$0.90	658
2017	$0.90	$0.94	692
2016	$0.90	$0.90	2,300
2015	$0.96	$0.90	2,172
2014	$0.97	$0.96	1,512
2013	$1.02	$0.97	1,532
2012	$0.99	$1.02	1,553
2011	$1.00	$0.99	—
American Funds IS Global Growth Sub-Account (b):
2019	$1.44	$ 1.91	—
2018	$1.63	$1.44	—
2017	$1.27	$1.63	—
2016	$1.29	$1.27	—
2015	$1.24	$1.29	—
2014	$1.24	$1.24	—
2013	$0.98	$1.24	—
2012	$0.82	$0.98	—
2011	$1.00	$0.82	—

2.45% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.14	$1.46	1,268
2018	$ 1.31	$1.14	6,315
2017	$1.06	$ 1.31	6,738
2016	$ 1.07	$1.06	7,159
2015	$1.09	$ 1.07	7,158
2014	$1.09	$1.09	6,747
2013	$0.87	$1.09	7,241
2012	$0.76	$0.87	13,893
2011	$1.00	$0.76	—
American Funds IS Growth Sub-Account (b):
2019	$ 1.81	$ 2.31	—
2018	$1.86	$ 1.81	8,626
2017	$1.48	$1.86	16,468
2016	$1.39	$1.48	17,595
2015	$1.33	$1.39	17,323
2014	$1.26	$1.33	17,969
2013	$0.99	$1.26	11,045
2012	$0.86	$0.99	22,175
2011	$1.00	$0.86	—
American Funds IS Growth-Income Sub-Account (b):
2019	$1.79	$2.20	309
2018	$1.87	$1.79	321
2017	$1.56	$1.87	338
2016	$1.44	$1.56	351
2015	$1.45	$1.44	332
2014	$1.34	$1.45	16,571
2013	$1.03	$1.34	16,779
2012	$0.90	$1.03	5,006
2011	$1.00	$0.90	—
American Funds IS International Sub-Account (b):
2019	$1.03	$1.24	—
2018	$1.22	$1.03	—
2017	$0.95	$1.22	—
2016	$0.94	$0.95	—
2015	$1.00	$0.94	—
2014	$1.06	$1.00	—
2013	$0.89	$1.06	—
2012	$0.77	$0.89	—
2011	$1.00	$0.77	—
American Funds IS New World® Sub-Account (b):
2019	$0.93	$1.18	2,115
2018	$ 1.11	$0.93	6,965
2017	$0.88	$ 1.11	7,073
2016	$0.86	$0.88	7,798
2015	$ 0.91	$0.86	7,767
2014	$ 1.01	$ 0.91	7,474
2013	$0.93	$ 1.01	7,823
2012	$ 0.81	$0.93	356
2011	$1.00	$ 0.81	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$0.96	$0.99	—
2018	$0.98	$0.96	—
2017	$0.99	$0.98	—
2016	$1.00	$0.99	3,058
2015	$ 1.01	$1.00	2,888
2014	$0.98	$ 1.01	2,926
2013	$1.04	$0.98	2,966
2012	$1.05	$1.04	3,007
2011	$1.00	$1.05	—
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.19	$1.46	—
2018	$1.18	$1.19	—
2017	$0.97	$1.18	—
2016	$0.95	$0.97	—
2015	$1.00	$0.95	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.73	$2.15	—
2018	$1.94	$1.73	—
2017	$1.77	$1.94	3,384
2016	$1.54	$1.77	19,107
2015	$1.65	$1.54	14,631
2014	$1.56	$1.65	15,005
2013	$1.25	$1.56	12,204
2012	$1.09	$1.25	12,550
2011	$ 1.11	$1.09	12,970
2010	$0.99	$ 1.11	7,652
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$ 2.61	$3.14	792
2018	$3.14	$ 2.61	749
2017	$2.67	$3.14	724
2016	$2.45	$2.67	718
2015	$2.55	$2.45	6,730
2014	$2.46	$2.55	7,159
2013	$1.86	$2.46	6,759
2012	$1.66	$1.86	6,524
2011	$ 1.91	$1.66	—
2010	$1.52	$ 1.91	—
Franklin Mutual Shares VIP Sub-Account:
2019	$1.69	$2.02	1,292
2018	$ 1.91	$1.69	1,244
2017	$1.80	$ 1.91	1,317
2016	$1.59	$1.80	1,367
2015	$1.72	$1.59	1,118
2014	$1.64	$1.72	1,120
2013	$ 1.31	$1.64	1,191
2012	$1.18	$ 1.31	1,307
2011	$1.22	$1.18	1,402
2010	$1.12	$1.22	—

2.45% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Franklin Small Cap Value VIP Sub-Account:
2019	$1.40	$1.72	27,104
2018	$1.64	$1.40	45,707
2017	$1.52	$1.64	51,068
2016	$1.20	$1.52	52,294
2015	$1.32	$1.20	52,537
2014	$1.35	$1.32	56,691
2013	$1.02	$1.35	64,086
2012	$0.88	$1.02	65,745
2011	$0.94	$0.88	30,504
2010	$0.75	$0.94	26,937
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$1.98	$2.54	12,601
2018	$2.15	$1.98	44,691
2017	$ 1.81	$2.15	46,585
2016	$1.78	$ 1.81	47,996
2015	$1.88	$1.78	57,410
2014	$1.79	$1.88	52,598
2013	$1.33	$1.79	53,494
2012	$1.23	$1.33	56,542
2011	$1.32	$1.23	51,194
2010	$1.06	$1.32	49,006
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$ 1.01	$ 1.10	—
2018	$1.08	$ 1.01	—
2017	$0.98	$1.08	—
2016	$0.96	$0.98	—
2015	$1.05	$0.96	—
2014	$1.03	$1.05	—
2013	$1.00	$1.03	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$0.95	$0.94	111,794
2018	$0.95	$0.95	112,023
2017	$0.96	$0.95	112,203
2016	$0.98	$0.96	102,875
2015	$ 1.01	$0.98	93,124
2014	$1.03	$ 1.01	114,083
2013	$1.05	$1.03	120,809
2012	$1.05	$1.05	93,205
2011	$ 1.01	$1.05	21,324
2010	$1.00	$ 1.01	9,770
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$1.77	$ 2.21	1,769
2018	$2.25	$1.77	6,843
2017	$1.83	$2.25	14,715
2016	$1.92	$1.83	16,334
2015	$ 1.91	$1.92	10,364
2014	$ 2.11	$ 1.91	11,225
2013	$1.72	$ 2.11	5,359
2012	$1.45	$1.72	298
2011	$ 1.61	$1.45	307
2010	$1.44	$ 1.61	—
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.46	$1.80	883
2018	$1.68	$1.46	1,228
2017	$ 1.51	$1.68	1,481
2016	$ 1.31	$ 1.51	1,712
2015	$1.43	$ 1.31	1,546
2014	$1.32	$1.43	1,567
2013	$0.96	$1.32	1,589
2012	$0.84	$0.96	1,610
2011	$0.88	$0.84	—
2010	$0.73	$0.88	—
Invesco V.I. American Value Sub-Account:
2019	$1.24	$ 1.51	17,890
2018	$1.46	$1.24	25,525
2017	$1.37	$1.46	31,273
2016	$ 1.21	$1.37	32,550
2015	$1.37	$ 1.21	29,702
2014	$1.29	$1.37	30,400
2013	$0.98	$1.29	15,534
2012	$0.86	$0.98	21,140
2011	$0.87	$0.86	—
2010	$0.73	$0.87	—
Invesco V.I. Comstock Sub-Account:
2019	$ 1.91	$2.33	59,585
2018	$2.24	$ 1.91	67,131
2017	$1.95	$2.24	74,053
2016	$ 1.71	$1.95	79,036
2015	$1.87	$ 1.71	60,826
2014	$1.75	$1.87	64,001
2013	$1.33	$1.75	67,657
2012	$1.14	$1.33	64,357
2011	$1.20	$1.14	16,634
2010	$1.06	$1.20	11,121

2.45% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.35	$1.58	73,036
2018	$1.54	$1.35	73,036
2017	$1.42	$1.54	73,036
2016	$1.27	$1.42	—
2015	$1.33	$1.27	—
2014	$1.26	$1.33	—
2013	$1.03	$1.26	—
2012	$0.94	$1.03	—
2011	$0.98	$0.94	—
2010	$0.93	$0.98	—
Invesco V.I. Growth and Income Sub-Account:
2019	$1.97	$2.40	—
2018	$2.33	$1.97	—
2017	$ 2.10	$2.33	—
2016	$1.80	$ 2.10	—
2015	$ 1.91	$1.80	—
2014	$1.78	$ 1.91	9,169
2013	$1.36	$1.78	3,204
2012	$1.22	$1.36	—
2011	$1.28	$1.22	—
2010	$1.17	$1.28	—
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.19	$1.47	42,260
2018	$1.45	$1.19	54,712
2017	$1.30	$1.45	55,927
2016	$1.19	$1.30	57,850
2015	$1.30	$1.19	67,319
2014	$1.30	$1.30	74,088
2013	$0.97	$1.30	85,250
2012	$0.88	$0.97	88,045
2011	$ 0.91	$0.88	33,713
2010	$0.73	$ 0.91	30,477
Ivy VIP Asset Strategy Sub-Account:
2019	$2.35	$2.79	1,196
2018	$2.55	$2.35	54,781
2017	$ 2.21	$2.55	57,649
2016	$2.32	$ 2.21	60,843
2015	$2.59	$2.32	52,671
2014	$ 2.81	$2.59	53,661
2013	$2.30	$ 2.81	51,866
2012	$1.98	$2.30	34,424
2011	$2.18	$1.98	34,855
2010	$2.06	$2.18	52,010
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Balanced Sub-Account:
2019	$1.85	$ 2.21	62,862
2018	$1.96	$1.85	63,081
2017	$ 1.81	$1.96	63,242
2016	$ 1.81	$ 1.81	—
2015	$1.86	$ 1.81	—
2014	$1.78	$1.86	10,616
2013	$1.47	$1.78	10,750
2012	$1.35	$1.47	3,141
2011	$1.34	$1.35	—
2010	$1.17	$1.34	—
Ivy VIP Core Equity Sub-Account:
2019	$2.44	$3.12	341
2018	$2.62	$2.44	354
2017	$2.22	$2.62	4,550
2016	$2.19	$2.22	4,975
2015	$2.26	$2.19	4,184
2014	$ 2.11	$2.26	4,243
2013	$1.62	$ 2.11	—
2012	$1.40	$1.62	—
2011	$ 1.41	$1.40	—
2010	$1.20	$ 1.41	—
Ivy VIP Global Growth Sub-Account:
2019	$1.88	$ 2.31	59,390
2018	$2.06	$1.88	77,734
2017	$1.69	$2.06	85,078
2016	$1.79	$1.69	89,331
2015	$1.77	$1.79	86,666
2014	$1.80	$1.77	96,192
2013	$1.55	$1.80	98,707
2012	$1.34	$1.55	96,949
2011	$1.49	$1.34	50,657
2010	$1.33	$1.49	41,037
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.05	$1.14	78,779
2018	$ 1.10	$1.05	76,050
2017	$1.05	$ 1.10	90,426
2016	$0.93	$1.05	94,650
2015	$1.02	$0.93	94,418
2014	$1.02	$1.02	102,495
2013	$1.00	$1.02	—

2.45% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$1.65	$1.92	80,454
2018	$2.06	$1.65	109,178
2017	$1.72	$2.06	104,528
2016	$1.74	$1.72	127,635
2015	$1.80	$1.74	82,617
2014	$1.82	$1.80	88,038
2013	$1.49	$1.82	103,524
2012	$1.35	$1.49	106,427
2011	$ 1.61	$1.35	57,674
2010	$1.44	$ 1.61	44,239
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.62	$3.53	5,821
2018	$2.69	$2.62	5,821
2017	$2.17	$2.69	10,725
2016	$2.09	$2.17	11,497
2015	$2.28	$2.09	18,587
2014	$2.16	$2.28	19,463
2013	$ 1.71	$2.16	14,239
2012	$1.54	$ 1.71	12,895
2011	$1.59	$1.54	—
2010	$1.24	$1.59	—
Ivy VIP Natural Resources Sub-Account:
2019	$0.72	$0.77	1,256
2018	$0.97	$0.72	1,462
2017	$0.96	$0.97	1,633
2016	$0.80	$0.96	1,634
2015	$1.05	$0.80	1,432
2014	$1.24	$1.05	15,003
2013	$1.18	$1.24	642
2012	$1.19	$1.18	3,188
2011	$1.55	$1.19	2,575
2010	$1.35	$1.55	—
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.06	$1.22	—
2018	$1.13	$1.06	—
2017	$1.02	$1.13	—
2016	$1.03	$1.02	—
2015	$1.06	$1.03	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.08	$1.26	—
2018	$1.16	$1.08	—
2017	$1.03	$1.16	—
2016	$1.03	$1.03	—
2015	$1.06	$1.03	—
2014	$1.05	$1.06	—
2013	$1.00	$1.05	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.03	$1.16	—
2018	$1.09	$1.03	—
2017	$1.00	$1.09	—
2016	$ 1.01	$1.00	—
2015	$1.04	$ 1.01	—
2014	$1.04	$1.04	—
2013	$1.00	$1.04	—
Ivy VIP Science and Technology Sub-Account:
2019	$3.47	$5.06	572
2018	$3.75	$3.47	3,950
2017	$ 2.91	$3.75	4,031
2016	$2.93	$ 2.91	4,105
2015	$ 3.10	$2.93	3,409
2014	$3.08	$ 3.10	3,451
2013	$2.02	$3.08	3,495
2012	$1.62	$2.02	3,122
2011	$1.76	$1.62	2,851
2010	$1.60	$1.76	2,017
Ivy VIP Small Cap Core Sub-Account:
2019	$2.28	$2.76	—
2018	$ 2.61	$2.28	7,894
2017	$2.35	$ 2.61	7,894
2016	$1.87	$2.35	12,956
2015	$2.03	$1.87	8,705
2014	$1.94	$2.03	8,796
2013	$1.49	$1.94	9,059
2012	$1.29	$1.49	9,283
2011	$ 1.51	$1.29	9,179
2010	$1.23	$ 1.51	5,334
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$2.27	$2.73	—
2018	$2.22	$2.27	—
2017	$2.09	$2.22	—
2016	$1.89	$2.09	—
2015	$2.13	$1.89	7,283
2014	$2.22	$2.13	7,758
2013	$1.45	$2.22	7,856
2012	$1.33	$1.45	7,955
2011	$1.46	$1.33	8,055
2010	$1.06	$1.46	8,156

2.45% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$1.95	$2.40	1,290
2018	$2.15	$1.95	1,567
2017	$1.96	$2.15	6,869
2016	$ 1.81	$1.96	7,168
2015	$1.93	$ 1.81	6,281
2014	$1.78	$1.93	6,021
2013	$1.35	$1.78	1,084
2012	$1.16	$1.35	1,099
2011	$1.29	$1.16	—
2010	$ 1.11	$1.29	—
Janus Henderson Balanced Sub-Account:
2019	$2.15	$2.57	4,168
2018	$2.19	$2.15	4,168
2017	$1.90	$2.19	4,168
2016	$1.87	$1.90	4,168
2015	$ 1.91	$1.87	3,354
2014	$ 1.81	$ 1.91	3,396
2013	$1.55	$ 1.81	3,439
2012	$1.40	$1.55	3,482
2011	$ 1.41	$1.40	3,526
2010	$1.34	$ 1.41	—
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.94	$1.00	595
2018	$0.98	$0.94	619
2017	$0.97	$0.98	650
2016	$0.97	$0.97	677
2015	$1.00	$0.97	672
Janus Henderson Forty Sub-Account:
2019	$3.05	$4.08	7,779
2018	$3.08	$3.05	19,566
2017	$2.42	$3.08	20,198
2016	$2.44	$2.42	20,010
2015	$2.23	$2.44	16,150
2014	$ 2.11	$2.23	9,105
2013	$1.65	$ 2.11	9,219
2012	$1.37	$1.65	9,335
2011	$1.50	$1.37	9,453
2010	$1.45	$1.50	6,561
Janus Henderson Mid Cap Value Sub-Account:
2019	$ 1.31	$1.66	41,990
2018	$1.56	$ 1.31	53,631
2017	$1.40	$1.56	54,231
2016	$ 1.21	$1.40	55,804
2015	$1.29	$ 1.21	53,236
2014	$1.22	$1.29	57,484
2013	$0.99	$1.22	68,082
2012	$0.92	$0.99	68,270
2011	$0.97	$0.92	29,397
2010	$0.86	$0.97	25,908
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Janus Henderson Overseas Sub-Account:
2019	$1.66	$2.05	—
2018	$2.00	$1.66	28,065
2017	$1.57	$2.00	29,601
2016	$1.72	$1.57	42,389
2015	$1.94	$1.72	28,071
2014	$2.26	$1.94	26,912
2013	$2.03	$2.26	29,954
2012	$1.83	$2.03	30,929
2011	$2.78	$1.83	30,481
2010	$2.28	$2.78	22,974
MFS ® Mid Cap Growth Series Sub-Account:
2019	$ 1.91	$2.58	—
2018	$1.94	$ 1.91	3,917
2017	$1.57	$1.94	4,096
2016	$1.54	$1.57	4,287
2015	$ 1.51	$1.54	14,157
2014	$1.42	$ 1.51	15,060
2013	$1.06	$1.42	14,622
2012	$0.94	$1.06	19,016
2011	$1.02	$0.94	—
2010	$ 0.81	$1.02	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$1.06	$1.30	768
2018	$1.20	$1.06	798
2017	$0.97	$1.20	839
2016	$0.96	$0.97	873
2015	$1.00	$0.96	867
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.63	$0.74	57,990
2018	$0.79	$0.63	138,005
2017	$0.60	$0.79	145,676
2016	$0.57	$0.60	158,337
2015	$0.66	$0.57	148,643
2014	$ 0.71	$0.66	151,126
2013	$0.73	$ 0.71	147,922
2012	$0.63	$0.73	140,656
2011	$0.79	$0.63	104,774
2010	$0.68	$0.79	99,666

2.45% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.04	$1.24	114,867
2018	$1.18	$1.04	114,867
2017	$ 1.01	$1.18	114,867
2016	$0.93	$ 1.01	114,867
2015	$0.87	$0.93	103,645
2014	$0.96	$0.98	104,949
2013	$0.84	$0.96	106,270
2012	$0.75	$0.84	101,150
2011	$ 0.81	$0.75	102,425
2010	$ 0.71	$ 0.81	—
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.09	$1.23	—
2018	$1.19	$1.09	—
2017	$ 1.07	$1.19	—
2016	$ 1.01	$ 1.07	104,450
2015	$1.06	$ 1.01	146,172
2014	$1.04	$1.06	148,012
2013	$0.95	$1.04	149,876
2012	$0.88	$0.95	97,852
2011	$ 0.91	$0.88	30,640
2010	$0.83	$ 0.91	—
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.02	$1.09	—
2018	$ 1.07	$1.02	—
2017	$1.03	$ 1.07	—
2016	$ 1.01	$1.03	—
2015	$1.05	$ 1.01	23,863
2014	$1.05	$1.05	24,163
2013	$1.05	$1.05	24,467
2012	$1.02	$1.05	—
2011	$ 1.01	$1.02	—
2010	$0.97	$ 1.01	—
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$ 1.07	$1.26	—
2018	$1.20	$ 1.07	—
2017	$1.05	$1.20	—
2016	$0.98	$1.05	295,006
2015	$1.03	$0.98	277,856
2014	$ 1.01	$1.03	312,843
2013	$0.88	$ 1.01	329,810
2012	$0.80	$0.88	370,216
2011	$0.85	$0.80	468,941
2010	$0.76	$0.85	505,234
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.05	$1.16	—
2018	$1.12	$1.05	25,214
2017	$1.05	$1.12	43,952
2016	$ 1.01	$1.05	143,872
2015	$1.05	$ 1.01	154,821
2014	$1.04	$1.05	156,800
2013	$1.00	$1.04	158,803
2012	$0.95	$1.00	134,944
2011	$0.96	$0.95	72,035
2010	$0.90	$0.96	44,254
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$ 1.41	$1.73	461
2018	$1.54	$ 1.41	558
2017	$1.33	$1.54	634
2016	$1.25	$1.33	637
2015	$1.28	$1.25	575
2014	$1.19	$1.28	336
2013	$0.89	$1.19	340
2012	$0.82	$0.89	345
2011	$0.87	$0.82	—
2010	$0.73	$0.87	—
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.05	$1.24	—
2018	$1.18	$1.05	—
2017	$1.03	$1.18	—
2016	$0.98	$1.03	—
2015	$ 1.07	$0.98	—
2014	$1.04	$ 1.07	—
2013	$1.00	$1.04	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.92	$0.93	99,705
2018	$0.94	$0.92	155,603
2017	$0.95	$0.94	181,126
2016	$0.96	$0.95	171,625
2015	$0.98	$0.96	157,187
2014	$1.00	$0.98	164,075
2013	$1.03	$1.00	145,832
2012	$0.99	$1.03	185,231
2011	$ 1.01	$0.99	126,971
2010	$1.00	$ 1.01	109,646

2.45% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
PIMCO VIT Total Return Sub-Account (a):
2019	$1.04	$ 1.10	198,223
2018	$1.08	$1.04	303,359
2017	$1.05	$1.08	332,048
2016	$1.05	$1.05	319,615
2015	$ 1.07	$1.05	299,263
2014	$1.06	$ 1.07	353,970
2013	$ 1.11	$1.06	342,762
2012	$1.04	$ 1.11	340,065
2011	$1.02	$1.04	202,765
2010	$1.00	$1.02	177,141
Putnam VT Equity Income Sub-Account (p):
2019	$1.78	$2.26	284
2018	$1.99	$1.78	10,902
2017	$1.72	$1.99	10,917
2016	$1.55	$1.72	—
2015	$1.64	$1.55	—
2014	$1.49	$1.64	—
2013	$1.15	$1.49	—
2012	$0.99	$1.15	—
2011	$1.00	$0.99	—
2010	$ 0.91	$1.00	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.09	$2.79	1,010
2018	$2.09	$2.09	1,075
2017	$1.64	$2.09	1,221
2016	$1.64	$1.64	1,322
2015	$1.79	$1.64	977
2014	$1.67	$1.79	953
2013	$1.19	$1.67	1,023
2012	$ 1.07	$1.19	—
2011	$1.33	$ 1.07	—
2010	$1.13	$1.33	—
Putnam VT International Equity Sub-Account:
2019	$1.25	$1.52	—
2018	$1.58	$1.25	—
2017	$1.28	$1.58	—
2016	$1.34	$1.28	—
2015	$1.38	$1.34	—
2014	$ 1.51	$1.38	—
2013	$ 1.21	$ 1.51	—
2012	$1.02	$ 1.21	—
2011	$1.26	$1.02	—
2010	$1.17	$1.26	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.26	$ 3.01	—
2018	$2.35	$2.26	—
2017	$1.87	$2.35	—
2016	$1.77	$1.87	—
2015	$1.82	$1.77	—
2014	$1.65	$1.82	—
2013	$1.24	$1.65	—
2012	$1.09	$1.24	—
2011	$1.17	$1.09	—
2010	$1.00	$1.17	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.17	$1.25	58,186
2018	$ 1.21	$1.17	88,810
2017	$1.19	$ 1.21	118,221
2016	$1.17	$1.19	174,085
2015	$1.19	$1.17	146,672
2014	$1.15	$1.19	169,389
2013	$1.19	$1.15	179,612
2012	$1.13	$1.19	149,691
2011	$ 1.07	$1.13	111,459
2010	$ 1.01	$ 1.07	97,290
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.22	$1.43	—
2018	$1.28	$1.22	—
2017	$1.12	$1.28	21,831
2016	$1.05	$1.12	23,899
2015	$ 1.11	$1.05	23,115
2014	$1.06	$ 1.11	23,405
2013	$1.00	$1.06	—
SFT Government Money Market Sub-Account (s):
2019	$ 0.81	$0.80	2,979
2018	$0.82	$ 0.81	22,507
2017	$0.84	$0.82	25,368
2016	$0.86	$0.84	33,991
2015	$0.88	$0.86	30,804
2014	$0.90	$0.88	44,158
2013	$0.92	$0.90	52,001
2012	$0.94	$0.92	16,736
2011	$0.97	$0.94	14,581
2010	$0.99	$0.97	12,211

2.45% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$2.44	$2.99	26,389
2018	$2.83	$2.44	38,396
2017	$ 2.51	$2.83	40,865
2016	$2.14	$ 2.51	57,410
2015	$2.26	$2.14	42,255
2014	$2.12	$2.26	47,292
2013	$1.63	$2.12	57,597
2012	$1.43	$1.63	63,526
2011	$1.50	$1.43	42,602
2010	$1.22	$1.50	34,058
SFT Index 500 Sub-Account (s):
2019	$ 2.11	$2.69	—
2018	$2.27	$ 2.11	—
2017	$1.92	$2.27	—
2016	$1.76	$1.92	—
2015	$1.79	$1.76	—
2014	$1.62	$1.79	—
2013	$1.26	$1.62	—
2012	$1.12	$1.26	—
2011	$1.13	$1.12	—
2010	$ 1.01	$1.13	—
SFT International Bond Sub-Account (s):
2019	$1.27	$1.26	68,423
2018	$1.28	$1.27	76,207
2017	$1.30	$1.28	88,550
2016	$1.29	$1.30	94,554
2015	$1.38	$1.29	79,849
2014	$1.39	$1.38	80,255
2013	$1.43	$1.39	82,342
2012	$1.26	$1.43	72,198
2011	$1.30	$1.26	35,249
2010	$1.17	$1.30	62,217
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$ 1.07	$1.22	—
2018	$1.15	$ 1.07	—
2017	$ 1.01	$1.15	—
2016	$1.00	$ 1.01	—
2015	$1.00	$1.00	—
SFT Real Estate Securities Sub-Account (s):
2019	$2.24	$2.72	33,527
2018	$2.43	$2.24	44,313
2017	$2.36	$2.43	47,131
2016	$2.32	$2.36	50,442
2015	$2.26	$2.32	32,712
2014	$1.78	$2.26	44,049
2013	$1.80	$1.78	43,984
2012	$1.56	$1.80	34,771
2011	$1.52	$1.56	19,130
2010	$ 1.21	$1.52	16,519
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT IvySM Growth Sub-Account (g)(h):
2019	$ 2.51	$3.34	91,122
2018	$2.52	$ 2.51	126,087
2017	$2.00	$2.52	147,369
2016	$2.03	$2.00	190,471
2015	$1.95	$2.03	209,777
2014	$1.76	$1.95	235,925
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.29	$2.77	—
2018	$2.44	$2.29	18,404
2017	$2.00	$2.44	21,400
2016	$1.69	$2.00	26,166
2015	$1.80	$1.69	23,378
2014	$1.69	$1.80	24,802
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.18	$2.67	121,790
2018	$2.47	$2.18	169,683
2017	$2.14	$2.47	182,818
2016	$1.98	$2.14	217,771
2015	$ 2.07	$1.98	175,061
2014	$1.94	$ 2.07	190,092
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$2.44	$3.20	1,452
2018	$2.56	$2.44	24,819
2017	$2.16	$2.56	31,201
2016	$ 2.11	$2.16	33,275
2015	$2.14	$ 2.11	52,805
2014	$1.96	$2.14	56,041
Templeton Developing Markets VIP Sub-Account:
2019	$1.84	$2.28	805
2018	$2.25	$1.84	831
2017	$1.64	$2.25	772
2016	$1.43	$1.64	3,002
2015	$1.82	$1.43	10,632
2014	$2.04	$1.82	10,988
2013	$ 2.11	$2.04	10,934
2012	$ 1.91	$ 2.11	11,022
2011	$2.33	$ 1.91	73,556
2010	$2.03	$2.33	73,435
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.02	$1.15	—
2018	$1.12	$1.02	49,023
2017	$1.04	$1.12	47,584
2016	$1.00	$1.04	48,306
2015	$ 1.07	$1.00	48,306
2014	$ 1.07	$ 1.07	48,660
2013	$ 1.01	$ 1.07	50,211
2012	$1.00	$ 1.01	—

2.45% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$0.97	$1.08	—
2018	$1.06	$0.97	—
2017	$0.98	$1.06	—
2016	$0.95	$0.98	—
2015	$1.03	$0.95	—
2014	$1.02	$1.03	—
2013	$1.00	$1.02	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$1.05	$1.20	—
2018	$1.18	$1.05	—
2017	$1.03	$1.18	—
2016	$1.00	$1.03	—
2015	$1.13	$1.00	—
2014	$1.14	$1.13	—
2013	$ 1.01	$1.14	—
2012	$1.00	$ 1.01	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.06	$1.20	—
2018	$1.17	$1.06	—
2017	$1.05	$1.17	—
2016	$1.02	$1.05	—
2015	$ 1.11	$1.02	—
2014	$ 1.11	$ 1.11	—
2013	$ 1.01	$ 1.11	—
2012	$1.00	$ 1.01	—
2.50% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.03	$1.16	—
2018	$1.14	$1.03	—
2017	$1.03	$1.14	—
2016	$1.02	$1.03	—
2015	$1.06	$1.02	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—
AB VPS International Value Sub-Account:
2019	$0.47	$0.54	—
2018	$0.63	$0.47	—
2017	$0.52	$0.63	—
2016	$0.53	$0.52	32,937
2015	$0.53	$0.53	13,579
2014	$0.58	$0.53	6,921
2013	$0.49	$0.58	7,154
2012	$0.44	$0.49	9,109
2011	$0.56	$0.44	91,399
2010	$0.55	$0.56	94,829
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Century VP Income & Growth Sub-Account:
2019	$1.87	$2.26	—
2018	$ 2.07	$1.87	—
2017	$1.76	$ 2.07	—
2016	$1.60	$1.76	—
2015	$1.74	$1.60	—
2014	$1.59	$1.74	—
2013	$1.20	$1.59	—
2012	$1.08	$1.20	—
2011	$ 1.07	$1.08	—
2010	$0.97	$ 1.07	—
American Century VP Inflation Protection Sub-Account:
2019	$1.05	$1.12	—
2018	$ 1.11	$1.05	83,735
2017	$ 1.10	$ 1.11	97,825
2016	$1.08	$ 1.10	111,244
2015	$1.13	$1.08	107,697
2014	$1.13	$1.13	113,443
2013	$1.26	$1.13	156,927
2012	$1.20	$1.26	191,556
2011	$ 1.11	$1.20	123,773
2010	$1.08	$ 1.11	128,322
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.90	$0.95	—
2018	$0.94	$0.90	—
2017	$0.90	$0.94	—
2016	$0.90	$0.90	—
2015	$0.96	$0.90	—
2014	$0.97	$0.96	—
2013	$1.02	$0.97	—
2012	$0.99	$1.02	27,239
2011	$1.00	$0.99	—
American Funds IS Global Growth Sub-Account (b):
2019	$1.44	$1.90	—
2018	$1.62	$1.44	—
2017	$1.26	$1.62	—
2016	$1.29	$1.26	2,716
2015	$1.24	$1.29	4,027
2014	$1.24	$1.24	4,080
2013	$0.98	$1.24	6,012
2012	$0.82	$0.98	6,091
2011	$1.00	$0.82	—

2.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.14	$1.46	—
2018	$1.30	$1.14	—
2017	$1.06	$1.30	—
2016	$1.06	$1.06	2,996
2015	$1.09	$1.06	4,442
2014	$1.09	$1.09	4,500
2013	$0.87	$1.09	6,632
2012	$0.76	$0.87	28,236
2011	$1.00	$0.76	—
American Funds IS Growth Sub-Account (b):
2019	$1.80	$2.30	—
2018	$1.85	$1.80	7,774
2017	$1.48	$1.85	9,650
2016	$1.38	$1.48	9,650
2015	$1.33	$1.38	33,759
2014	$1.26	$1.33	34,201
2013	$0.99	$1.26	34,653
2012	$0.86	$0.99	65,967
2011	$1.00	$0.86	—
American Funds IS Growth-Income Sub-Account (b):
2019	$1.78	$2.19	—
2018	$1.86	$1.78	—
2017	$1.56	$1.86	—
2016	$1.43	$1.56	—
2015	$1.45	$1.43	23,591
2014	$1.34	$1.45	23,899
2013	$1.03	$1.34	24,212
2012	$0.90	$1.03	35,884
2011	$1.00	$0.90	—
American Funds IS International Sub-Account (b):
2019	$1.03	$1.23	—
2018	$1.22	$1.03	—
2017	$0.94	$1.22	—
2016	$0.93	$0.94	—
2015	$1.00	$0.93	19,486
2014	$1.06	$1.00	19,741
2013	$0.89	$1.06	19,999
2012	$0.77	$0.89	74,043
2011	$1.00	$0.77	—
American Funds IS New World® Sub-Account (b):
2019	$0.93	$1.17	—
2018	$ 1.11	$0.93	—
2017	$0.88	$ 1.11	—
2016	$0.86	$0.88	—
2015	$ 0.91	$0.86	—
2014	$ 1.01	$ 0.91	—
2013	$0.93	$ 1.01	—
2012	$ 0.81	$0.93	—
2011	$1.00	$ 0.81	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$0.96	$0.98	—
2018	$0.98	$0.96	—
2017	$0.99	$0.98	—
2016	$1.00	$0.99	—
2015	$ 1.01	$1.00	—
2014	$0.98	$ 1.01	—
2013	$1.04	$0.98	—
2012	$1.05	$1.04	—
2011	$1.00	$1.05	—
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.18	$1.46	—
2018	$1.18	$1.18	—
2017	$0.97	$1.18	—
2016	$0.95	$0.97	—
2015	$1.00	$0.95	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.72	$2.13	—
2018	$1.93	$1.72	—
2017	$1.76	$1.93	6,049
2016	$1.53	$1.76	16,218
2015	$1.64	$1.53	27,480
2014	$1.55	$1.64	28,221
2013	$1.24	$1.55	33,930
2012	$1.09	$1.24	31,022
2011	$ 1.11	$1.09	26,807
2010	$0.99	$ 1.11	27,370
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$2.59	$3.12	—
2018	$3.12	$2.59	42,676
2017	$2.66	$3.12	43,288
2016	$2.43	$2.66	44,652
2015	$2.54	$2.43	37,434
2014	$2.45	$2.54	38,252
2013	$1.85	$2.45	44,673
2012	$1.66	$1.85	44,757
2011	$1.90	$1.66	42,797
2010	$1.52	$1.90	56,016
Franklin Mutual Shares VIP Sub-Account:
2019	$1.68	$ 2.01	—
2018	$1.89	$1.68	—
2017	$1.79	$1.89	—
2016	$1.58	$1.79	—
2015	$ 1.71	$1.58	5,082
2014	$1.63	$ 1.71	5,149
2013	$ 1.31	$1.63	14,223
2012	$1.17	$ 1.31	8,094
2011	$ 1.21	$1.17	30,081
2010	$1.12	$ 1.21	29,236

2.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Franklin Small Cap Value VIP Sub-Account:
2019	$1.39	$ 1.71	—
2018	$1.63	$1.39	—
2017	$ 1.51	$1.63	10,047
2016	$1.19	$ 1.51	13,512
2015	$1.32	$1.19	19,373
2014	$1.35	$1.32	19,408
2013	$ 1.01	$1.35	32,397
2012	$0.88	$ 1.01	26,720
2011	$0.93	$0.88	36,174
2010	$0.75	$0.93	43,551
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$1.97	$2.52	—
2018	$2.13	$1.97	—
2017	$1.80	$2.13	—
2016	$1.77	$1.80	—
2015	$1.87	$1.77	—
2014	$1.78	$1.87	—
2013	$1.32	$1.78	—
2012	$1.22	$1.32	—
2011	$1.32	$1.22	22,997
2010	$1.06	$1.32	23,298
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$ 1.01	$ 1.10	—
2018	$1.08	$ 1.01	—
2017	$0.98	$1.08	—
2016	$0.96	$0.98	—
2015	$1.05	$0.96	—
2014	$1.03	$1.05	—
2013	$1.00	$1.03	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$0.94	$0.94	—
2018	$0.95	$0.94	—
2017	$0.96	$0.95	—
2016	$0.97	$0.96	—
2015	$1.00	$0.97	—
2014	$1.03	$1.00	—
2013	$1.05	$1.03	—
2012	$1.05	$1.05	—
2011	$ 1.01	$1.05	—
2010	$1.00	$ 1.01	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$1.75	$2.19	—
2018	$2.24	$1.75	—
2017	$ 1.81	$2.24	—
2016	$ 1.91	$ 1.81	—
2015	$1.90	$ 1.91	—
2014	$ 2.10	$1.90	—
2013	$ 1.71	$ 2.10	—
2012	$1.44	$ 1.71	—
2011	$1.60	$1.44	—
2010	$1.43	$1.60	—
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.46	$1.79	—
2018	$1.67	$1.46	84,032
2017	$1.50	$1.67	85,009
2016	$ 1.31	$1.50	85,908
2015	$1.43	$ 1.31	85,273
2014	$ 1.31	$1.43	86,395
2013	$0.96	$ 1.31	87,532
2012	$0.83	$0.96	78,840
2011	$0.88	$0.83	78,662
2010	$0.73	$0.88	116,137
Invesco V.I. American Value Sub-Account:
2019	$1.24	$1.50	—
2018	$1.45	$1.24	—
2017	$1.36	$1.45	—
2016	$ 1.21	$1.36	—
2015	$1.37	$ 1.21	—
2014	$1.28	$1.37	—
2013	$0.98	$1.28	—
2012	$0.86	$0.98	—
2011	$0.87	$0.86	—
2010	$0.73	$0.87	—
Invesco V.I. Comstock Sub-Account:
2019	$1.90	$ 2.31	—
2018	$2.22	$1.90	—
2017	$1.94	$2.22	—
2016	$ 1.70	$1.94	—
2015	$1.86	$ 1.70	—
2014	$1.75	$1.86	—
2013	$1.32	$1.75	—
2012	$1.14	$1.32	—
2011	$1.19	$1.14	—
2010	$1.06	$1.19	—

2.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.34	$1.57	—
2018	$1.52	$1.34	—
2017	$ 1.41	$1.52	—
2016	$1.26	$ 1.41	—
2015	$1.33	$1.26	—
2014	$1.25	$1.33	—
2013	$1.03	$1.25	—
2012	$0.94	$1.03	—
2011	$0.98	$0.94	—
2010	$0.93	$0.98	—
Invesco V.I. Growth and Income Sub-Account:
2019	$1.95	$2.38	—
2018	$2.32	$1.95	—
2017	$2.08	$2.32	—
2016	$1.79	$2.08	—
2015	$1.90	$1.79	52
2014	$1.77	$1.90	798
2013	$1.36	$1.77	810
2012	$1.22	$1.36	823
2011	$1.27	$1.22	1,517
2010	$1.17	$1.27	2,276
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.19	$1.46	—
2018	$1.44	$1.19	—
2017	$1.30	$1.44	15,874
2016	$1.19	$1.30	31,950
2015	$1.29	$1.19	34,763
2014	$1.30	$1.29	37,377
2013	$0.97	$1.30	51,493
2012	$0.88	$0.97	43,581
2011	$ 0.91	$0.88	56,601
2010	$0.73	$ 0.91	67,787
Ivy VIP Asset Strategy Sub-Account:
2019	$2.33	$2.77	—
2018	$2.53	$2.33	122,227
2017	$2.19	$2.53	126,121
2016	$ 2.31	$2.19	143,136
2015	$2.58	$ 2.31	134,573
2014	$2.79	$2.58	139,244
2013	$2.29	$2.79	153,720
2012	$1.97	$2.29	147,240
2011	$2.17	$1.97	166,049
2010	$2.05	$2.17	157,104
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Balanced Sub-Account:
2019	$1.84	$2.19	—
2018	$1.95	$1.84	—
2017	$1.79	$1.95	—
2016	$1.80	$1.79	—
2015	$1.85	$1.80	—
2014	$1.77	$1.85	—
2013	$1.46	$1.77	—
2012	$1.34	$1.46	—
2011	$1.33	$1.34	—
2010	$1.17	$1.33	—
Ivy VIP Core Equity Sub-Account:
2019	$2.42	$3.09	—
2018	$2.60	$2.42	—
2017	$ 2.21	$2.60	—
2016	$2.18	$ 2.21	—
2015	$2.25	$2.18	—
2014	$ 2.10	$2.25	—
2013	$1.62	$ 2.10	—
2012	$1.40	$1.62	—
2011	$ 1.41	$1.40	—
2010	$1.19	$ 1.41	—
Ivy VIP Global Growth Sub-Account:
2019	$1.87	$2.29	—
2018	$2.04	$1.87	—
2017	$1.68	$2.04	—
2016	$1.78	$1.68	—
2015	$1.76	$1.78	—
2014	$1.79	$1.76	—
2013	$1.54	$1.79	4,663
2012	$1.34	$1.54	—
2011	$1.48	$1.34	24,664
2010	$1.32	$1.48	23,954
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.05	$1.13	—
2018	$1.09	$1.05	—
2017	$1.05	$1.09	—
2016	$0.93	$1.05	6,014
2015	$1.02	$0.93	30,074
2014	$1.02	$1.02	30,508
2013	$1.00	$1.02	—

2.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$1.64	$1.90	—
2018	$2.05	$1.64	—
2017	$ 1.70	$2.05	25,587
2016	$1.73	$ 1.70	44,493
2015	$1.79	$1.73	48,402
2014	$ 1.81	$1.79	46,191
2013	$1.48	$ 1.81	69,060
2012	$1.34	$1.48	58,615
2011	$1.60	$1.34	55,038
2010	$1.44	$1.60	64,855
Ivy VIP Mid Cap Growth Sub-Account:
2019	$2.60	$3.50	—
2018	$2.67	$2.60	6,085
2017	$2.16	$2.67	7,553
2016	$2.08	$2.16	7,553
2015	$2.27	$2.08	6,577
2014	$2.16	$2.27	6,663
2013	$ 1.70	$2.16	6,754
2012	$1.54	$ 1.70	6,846
2011	$1.58	$1.54	—
2010	$1.23	$1.58	—
Ivy VIP Natural Resources Sub-Account:
2019	$0.72	$0.77	—
2018	$0.96	$0.72	62,581
2017	$0.96	$0.96	63,416
2016	$0.79	$0.96	111,881
2015	$1.05	$0.79	119,970
2014	$1.23	$1.05	75,417
2013	$1.17	$1.23	84,571
2012	$1.18	$1.17	90,822
2011	$1.54	$1.18	76,247
2010	$1.35	$1.54	94,510
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.06	$ 1.21	—
2018	$1.13	$1.06	—
2017	$1.02	$1.13	—
2016	$1.03	$1.02	—
2015	$1.06	$1.03	—
2014	$1.04	$1.06	—
2013	$1.00	$1.04	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.08	$1.25	—
2018	$1.16	$1.08	—
2017	$1.03	$1.16	—
2016	$1.03	$1.03	—
2015	$1.06	$1.03	—
2014	$1.05	$1.06	—
2013	$1.00	$1.05	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.03	$1.15	—
2018	$1.09	$1.03	—
2017	$1.00	$1.09	—
2016	$ 1.01	$1.00	—
2015	$1.04	$ 1.01	—
2014	$1.04	$1.04	—
2013	$1.00	$1.04	—
Ivy VIP Science and Technology Sub-Account:
2019	$3.44	$ 5.01	—
2018	$3.72	$3.44	1,080
2017	$2.89	$3.72	1,125
2016	$2.92	$2.89	12,078
2015	$3.08	$2.92	10,985
2014	$ 3.07	$3.08	7,060
2013	$ 2.01	$ 3.07	9,072
2012	$ 1.61	$ 2.01	6,988
2011	$1.76	$ 1.61	5,549
2010	$1.60	$1.76	8,582
Ivy VIP Small Cap Core Sub-Account:
2019	$2.26	$2.74	—
2018	$2.59	$2.26	—
2017	$2.34	$2.59	—
2016	$1.86	$2.34	2,539
2015	$2.02	$1.86	7,437
2014	$1.93	$2.02	8,046
2013	$1.48	$1.93	9,276
2012	$1.28	$1.48	9,879
2011	$ 1.51	$1.28	6,750
2010	$1.22	$ 1.51	6,633
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$2.25	$ 2.71	—
2018	$2.20	$2.25	—
2017	$ 2.07	$2.20	—
2016	$1.88	$ 2.07	4,046
2015	$2.12	$1.88	742
2014	$ 2.21	$2.12	—
2013	$1.44	$ 2.21	—
2012	$1.32	$1.44	—
2011	$1.46	$1.32	—
2010	$1.06	$1.46	—

2.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$1.93	$2.38	—
2018	$2.14	$1.93	—
2017	$1.95	$2.14	—
2016	$1.80	$1.95	—
2015	$1.92	$1.80	—
2014	$1.77	$1.92	—
2013	$1.34	$1.77	—
2012	$1.16	$1.34	—
2011	$1.28	$1.16	—
2010	$ 1.11	$1.28	—
Janus Henderson Balanced Sub-Account:
2019	$2.13	$2.54	—
2018	$2.18	$2.13	—
2017	$1.89	$2.18	—
2016	$1.86	$1.89	1,109
2015	$1.90	$1.86	1,157
2014	$1.80	$1.90	1,666
2013	$1.54	$1.80	1,619
2012	$1.39	$1.54	2,013
2011	$ 1.41	$1.39	2,997
2010	$1.33	$ 1.41	3,369
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.94	$1.00	—
2018	$0.98	$0.94	—
2017	$0.97	$0.98	—
2016	$0.97	$0.97	—
2015	$1.00	$0.97	—
Janus Henderson Forty Sub-Account:
2019	$3.03	$4.04	—
2018	$3.05	$3.03	99,205
2017	$ 2.41	$3.05	100,667
2016	$2.42	$ 2.41	111,549
2015	$2.22	$2.42	92,234
2014	$ 2.10	$2.22	93,998
2013	$1.64	$ 2.10	96,677
2012	$1.36	$1.64	95,982
2011	$1.50	$1.36	102,212
2010	$1.44	$1.50	142,321
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.30	$1.65	—
2018	$1.55	$1.30	—
2017	$1.40	$1.55	9,140
2016	$ 1.21	$1.40	18,245
2015	$1.28	$ 1.21	25,957
2014	$ 1.21	$1.28	26,521
2013	$0.99	$ 1.21	41,795
2012	$0.92	$0.99	34,921
2011	$0.97	$0.92	41,269
2010	$0.86	$0.97	48,770
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Janus Henderson Overseas Sub-Account:
2019	$1.65	$2.04	—
2018	$1.99	$1.65	3,423
2017	$1.56	$1.99	20,900
2016	$ 1.71	$1.56	31,110
2015	$1.93	$ 1.71	33,278
2014	$2.25	$1.93	33,467
2013	$2.02	$2.25	43,116
2012	$1.83	$2.02	35,408
2011	$2.77	$1.83	33,922
2010	$2.27	$2.77	33,394
MFS ® Mid Cap Growth Series Sub-Account:
2019	$1.90	$2.56	—
2018	$1.93	$1.90	—
2017	$1.56	$1.93	—
2016	$1.53	$1.56	—
2015	$1.50	$1.53	—
2014	$1.42	$1.50	—
2013	$1.06	$1.42	—
2012	$0.93	$1.06	—
2011	$1.02	$0.93	—
2010	$ 0.81	$1.02	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$1.06	$1.30	—
2018	$1.20	$1.06	—
2017	$0.97	$1.20	—
2016	$0.96	$0.97	—
2015	$1.00	$0.96	—
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.63	$0.73	—
2018	$0.78	$0.63	7,161
2017	$0.59	$0.78	20,886
2016	$0.57	$0.59	30,702
2015	$0.66	$0.57	34,370
2014	$ 0.70	$0.66	33,290
2013	$0.73	$ 0.70	46,326
2012	$0.63	$0.73	38,418
2011	$0.78	$0.63	29,833
2010	$0.68	$0.78	34,762

2.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.04	$1.24	—
2018	$1.17	$1.04	51,344
2017	$ 1.01	$1.17	51,068
2016	$0.93	$ 1.01	55,929
2015	$0.87	$0.93	54,147
2014	$0.96	$0.98	55,742
2013	$0.83	$0.96	60,623
2012	$0.75	$0.83	93,684
2011	$ 0.81	$0.75	94,915
2010	$ 0.71	$ 0.81	52,393
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.08	$1.22	—
2018	$1.18	$1.08	156,809
2017	$ 1.07	$1.18	229,372
2016	$ 1.01	$ 1.07	431,281
2015	$1.06	$ 1.01	384,808
2014	$1.04	$1.06	361,380
2013	$0.95	$1.04	363,547
2012	$0.88	$0.95	440,155
2011	$ 0.91	$0.88	443,686
2010	$0.83	$ 0.91	510,161
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$1.02	$1.08	—
2018	$ 1.07	$1.02	—
2017	$1.03	$ 1.07	—
2016	$ 1.01	$1.03	—
2015	$1.05	$ 1.01	—
2014	$1.05	$1.05	—
2013	$1.04	$1.05	—
2012	$1.02	$1.04	33,742
2011	$ 1.01	$1.02	34,185
2010	$0.97	$ 1.01	34,631
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$ 1.07	$1.25	—
2018	$1.19	$ 1.07	—
2017	$1.04	$1.19	230,395
2016	$0.97	$1.04	230,427
2015	$1.02	$0.97	207,101
2014	$1.00	$1.02	209,844
2013	$0.88	$1.00	—
2012	$0.80	$0.88	—
2011	$0.85	$0.80	—
2010	$0.76	$0.85	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.04	$1.15	—
2018	$1.12	$1.04	—
2017	$1.04	$1.12	35,174
2016	$ 1.01	$1.04	35,206
2015	$1.05	$ 1.01	31,668
2014	$1.04	$1.05	32,114
2013	$0.99	$1.04	32,565
2012	$0.94	$0.99	69,613
2011	$0.96	$0.94	70,560
2010	$0.90	$0.96	109,072
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.40	$1.72	—
2018	$1.53	$1.40	—
2017	$1.33	$1.53	—
2016	$1.24	$1.33	—
2015	$1.28	$1.24	—
2014	$1.19	$1.28	—
2013	$0.89	$1.19	—
2012	$0.82	$0.89	—
2011	$0.87	$0.82	—
2010	$0.73	$0.87	—
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.04	$1.24	—
2018	$1.18	$1.04	—
2017	$1.03	$1.18	—
2016	$0.98	$1.03	—
2015	$ 1.07	$0.98	—
2014	$1.04	$ 1.07	—
2013	$1.00	$1.04	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$ 0.91	$0.93	—
2018	$0.93	$ 0.91	—
2017	$0.95	$0.93	—
2016	$0.96	$0.95	—
2015	$0.98	$0.96	—
2014	$1.00	$0.98	—
2013	$1.03	$1.00	28,743
2012	$0.99	$1.03	63,512
2011	$ 1.01	$0.99	—
2010	$1.00	$ 1.01	—

2.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
PIMCO VIT Total Return Sub-Account (a):
2019	$1.04	$ 1.10	—
2018	$ 1.07	$1.04	—
2017	$1.05	$ 1.07	—
2016	$1.05	$1.05	—
2015	$ 1.07	$1.05	—
2014	$1.06	$ 1.07	—
2013	$ 1.10	$1.06	26,656
2012	$1.03	$ 1.10	90,117
2011	$1.02	$1.03	—
2010	$1.00	$1.02	—
Putnam VT Equity Income Sub-Account (p):
2019	$1.76	$2.24	—
2018	$1.98	$1.76	—
2017	$ 1.71	$1.98	—
2016	$1.54	$ 1.71	—
2015	$1.63	$1.54	—
2014	$1.48	$1.63	—
2013	$1.15	$1.48	—
2012	$0.99	$1.15	—
2011	$0.99	$0.99	—
2010	$0.90	$0.99	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$2.08	$2.77	—
2018	$2.08	$2.08	—
2017	$1.63	$2.08	—
2016	$1.63	$1.63	—
2015	$1.78	$1.63	—
2014	$1.66	$1.78	—
2013	$1.18	$1.66	—
2012	$1.06	$1.18	—
2011	$1.33	$1.06	—
2010	$1.13	$1.33	—
Putnam VT International Equity Sub-Account:
2019	$1.24	$ 1.51	—
2018	$1.57	$1.24	—
2017	$1.27	$1.57	—
2016	$1.34	$1.27	—
2015	$1.37	$1.34	—
2014	$ 1.51	$1.37	—
2013	$1.20	$ 1.51	—
2012	$ 1.01	$1.20	—
2011	$1.25	$ 1.01	—
2010	$1.17	$1.25	4,217
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$2.24	$2.98	—
2018	$2.34	$2.24	—
2017	$1.85	$2.34	—
2016	$1.76	$1.85	—
2015	$ 1.81	$1.76	—
2014	$1.64	$ 1.81	—
2013	$1.23	$1.64	—
2012	$1.08	$1.23	—
2011	$1.17	$1.08	—
2010	$1.00	$1.17	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.16	$1.24	—
2018	$1.20	$1.16	76,843
2017	$1.18	$1.20	127,034
2016	$1.16	$1.18	155,178
2015	$1.19	$1.16	196,726
2014	$1.14	$1.19	203,686
2013	$1.18	$1.14	290,115
2012	$1.13	$1.18	244,192
2011	$ 1.07	$1.13	297,754
2010	$1.00	$ 1.07	261,792
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$ 1.21	$1.43	—
2018	$1.28	$ 1.21	—
2017	$ 1.11	$1.28	—
2016	$1.05	$ 1.11	—
2015	$ 1.11	$1.05	—
2014	$1.06	$ 1.11	—
2013	$1.00	$1.06	—
SFT Government Money Market Sub-Account (s):
2019	$0.80	$0.79	—
2018	$ 0.81	$0.80	—
2017	$0.83	$ 0.81	—
2016	$0.85	$0.83	5,847
2015	$0.87	$0.85	13,647
2014	$0.89	$0.87	73,159
2013	$0.92	$0.89	20,416
2012	$0.94	$0.92	211,362
2011	$0.96	$0.94	207,931
2010	$0.99	$0.96	19,121

2.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$2.42	$2.97	—
2018	$ 2.81	$2.42	23,867
2017	$2.49	$ 2.81	36,712
2016	$2.13	$2.49	46,116
2015	$2.24	$2.13	50,000
2014	$ 2.10	$2.24	51,693
2013	$1.63	$ 2.10	68,394
2012	$1.42	$1.63	70,700
2011	$1.49	$1.42	63,514
2010	$ 1.21	$1.49	52,782
SFT Index 500 Sub-Account (s):
2019	$2.09	$2.67	—
2018	$2.25	$2.09	—
2017	$ 1.91	$2.25	—
2016	$1.75	$ 1.91	2,530
2015	$1.78	$1.75	2,070
2014	$ 1.61	$1.78	5,462
2013	$1.26	$ 1.61	6,242
2012	$1.12	$1.26	7,096
2011	$1.13	$1.12	8,172
2010	$ 1.01	$1.13	9,690
SFT International Bond Sub-Account (s):
2019	$1.26	$1.25	—
2018	$1.28	$1.26	3,799
2017	$1.29	$1.28	14,715
2016	$1.29	$1.29	25,544
2015	$1.38	$1.29	33,411
2014	$1.39	$1.38	38,196
2013	$1.42	$1.39	62,451
2012	$1.26	$1.42	52,425
2011	$1.29	$1.26	64,764
2010	$1.16	$1.29	75,244
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$ 1.07	$ 1.21	—
2018	$1.15	$ 1.07	—
2017	$ 1.01	$1.15	—
2016	$1.00	$ 1.01	—
2015	$1.00	$1.00	—
SFT Real Estate Securities Sub-Account (s):
2019	$2.22	$ 2.70	—
2018	$ 2.41	$2.22	22,286
2017	$2.34	$ 2.41	30,881
2016	$2.30	$2.34	34,735
2015	$2.25	$2.30	29,121
2014	$1.77	$2.25	31,496
2013	$1.79	$1.77	43,902
2012	$1.56	$1.79	44,909
2011	$1.52	$1.56	49,496
2010	$ 1.21	$1.52	39,037
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT IvySM Growth Sub-Account (g)(h):
2019	$2.49	$3.32	—
2018	$2.50	$2.49	41,437
2017	$1.98	$2.50	71,884
2016	$ 2.01	$1.98	91,327
2015	$1.93	$ 2.01	118,206
2014	$1.75	$1.93	124,434
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$2.27	$2.74	—
2018	$2.43	$2.27	—
2017	$1.99	$2.43	—
2016	$1.68	$1.99	5,184
2015	$1.79	$1.68	10,587
2014	$1.68	$1.79	11,178
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$2.16	$2.65	—
2018	$2.46	$2.16	—
2017	$2.12	$2.46	41,032
2016	$1.97	$2.12	68,192
2015	$2.06	$1.97	116,264
2014	$1.93	$2.06	116,943
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$2.43	$3.17	—
2018	$2.54	$2.43	3,336
2017	$2.15	$2.54	4,140
2016	$ 2.10	$2.15	21,748
2015	$2.13	$ 2.10	18,071
2014	$1.95	$2.13	17,653
Templeton Developing Markets VIP Sub-Account:
2019	$1.83	$2.26	—
2018	$2.23	$1.83	9,046
2017	$1.63	$2.23	9,337
2016	$1.42	$1.63	9,613
2015	$ 1.81	$1.42	8,556
2014	$2.03	$ 1.81	8,121
2013	$ 2.10	$2.03	8,055
2012	$1.90	$ 2.10	7,922
2011	$2.32	$1.90	10,239
2010	$2.02	$2.32	8,197
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$1.02	$1.14	—
2018	$ 1.11	$1.02	—
2017	$1.03	$ 1.11	—
2016	$1.00	$1.03	—
2015	$ 1.07	$1.00	—
2014	$ 1.07	$ 1.07	—
2013	$ 1.01	$ 1.07	—
2012	$1.00	$ 1.01	—

2.50% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$0.96	$1.08	—
2018	$1.06	$0.96	—
2017	$0.97	$1.06	—
2016	$0.95	$0.97	—
2015	$1.02	$0.95	—
2014	$1.02	$1.02	—
2013	$1.00	$1.02	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$1.05	$1.20	—
2018	$1.18	$1.05	—
2017	$1.03	$1.18	—
2016	$1.00	$1.03	—
2015	$1.13	$1.00	—
2014	$1.14	$1.13	—
2013	$ 1.01	$1.14	—
2012	$1.00	$ 1.01	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.06	$1.20	—
2018	$1.17	$1.06	—
2017	$1.05	$1.17	—
2016	$ 1.01	$1.05	—
2015	$ 1.11	$ 1.01	—
2014	$ 1.11	$ 1.11	—
2013	$ 1.01	$ 1.11	—
2012	$1.00	$ 1.01	—
2.70% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$1.02	$1.15	—
2018	$1.13	$1.02	—
2017	$1.02	$1.13	—
2016	$ 1.01	$1.02	—
2015	$1.05	$ 1.01	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—
AB VPS International Value Sub-Account:
2019	$0.46	$0.52	—
2018	$0.62	$0.46	—
2017	$ 0.51	$0.62	—
2016	$0.52	$ 0.51	—
2015	$0.53	$0.52	—
2014	$0.58	$0.53	—
2013	$0.48	$0.58	—
2012	$0.43	$0.48	—
2011	$0.55	$0.43	—
2010	$0.55	$0.55	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Century VP Income & Growth Sub-Account:
2019	$1.35	$1.63	—
2018	$1.50	$1.35	—
2017	$1.28	$1.50	—
2016	$1.16	$1.28	—
2015	$1.27	$1.16	—
2014	$1.16	$1.27	—
2013	$0.88	$1.16	—
2012	$0.79	$0.88	—
2011	$0.79	$0.79	—
2010	$ 0.71	$0.79	—
American Century VP Inflation Protection Sub-Account:
2019	$1.03	$1.09	—
2018	$1.09	$1.03	2,592
2017	$1.08	$1.09	12,404
2016	$1.06	$1.08	1,999
2015	$1.12	$1.06	1,810
2014	$ 1.11	$1.12	1,701
2013	$1.25	$ 1.11	1,476
2012	$1.19	$1.25	21,876
2011	$ 1.10	$1.19	20,676
2010	$ 1.07	$ 1.10	23,323
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.89	$0.93	—
2018	$0.92	$0.89	—
2017	$0.89	$0.92	—
2016	$0.89	$0.89	—
2015	$0.95	$0.89	—
2014	$0.96	$0.95	—
2013	$1.02	$0.96	—
2012	$0.98	$1.02	—
2011	$1.00	$0.98	—
American Funds IS Global Growth Sub-Account (b):
2019	$1.42	$1.87	—
2018	$1.60	$1.42	—
2017	$1.25	$1.60	—
2016	$1.28	$1.25	—
2015	$1.23	$1.28	—
2014	$1.23	$1.23	—
2013	$0.98	$1.23	—
2012	$0.82	$0.98	—
2011	$1.00	$0.82	—

2.70% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$1.12	$1.43	—
2018	$1.28	$1.12	—
2017	$1.05	$1.28	14,849
2016	$1.05	$1.05	—
2015	$1.08	$1.05	—
2014	$1.09	$1.08	—
2013	$0.87	$1.09	—
2012	$0.76	$0.87	—
2011	$1.00	$0.76	—
American Funds IS Growth Sub-Account (b):
2019	$1.77	$2.26	—
2018	$1.83	$1.77	—
2017	$1.46	$1.83	—
2016	$1.37	$1.46	—
2015	$1.32	$1.37	—
2014	$1.25	$1.32	—
2013	$0.99	$1.25	—
2012	$0.86	$0.99	—
2011	$1.00	$0.86	—
American Funds IS Growth-Income Sub-Account (b):
2019	$1.75	$2.15	—
2018	$1.84	$1.75	—
2017	$1.54	$1.84	—
2016	$1.42	$1.54	—
2015	$1.44	$1.42	—
2014	$1.33	$1.44	—
2013	$1.03	$1.33	—
2012	$0.90	$1.03	—
2011	$1.00	$0.90	—
American Funds IS International Sub-Account (b):
2019	$ 1.01	$ 1.21	—
2018	$1.20	$ 1.01	—
2017	$0.93	$1.20	44,573
2016	$0.92	$0.93	35,760
2015	$1.00	$0.92	35,392
2014	$1.05	$1.00	33,964
2013	$0.89	$1.05	33,054
2012	$0.77	$0.89	—
2011	$1.00	$0.77	—
American Funds IS New World® Sub-Account (b):
2019	$0.92	$1.15	—
2018	$1.09	$0.92	—
2017	$0.87	$1.09	17,420
2016	$0.85	$0.87	—
2015	$0.90	$0.85	—
2014	$1.00	$0.90	—
2013	$0.93	$1.00	—
2012	$ 0.81	$0.93	—
2011	$1.00	$ 0.81	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$0.94	$0.97	—
2018	$0.96	$0.94	—
2017	$0.97	$0.96	—
2016	$0.99	$0.97	—
2015	$1.00	$0.99	—
2014	$0.98	$1.00	—
2013	$1.04	$0.98	—
2012	$1.05	$1.04	—
2011	$1.00	$1.05	—
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.17	$1.45	—
2018	$1.17	$1.17	—
2017	$0.97	$1.17	—
2016	$0.94	$0.97	—
2015	$1.00	$0.94	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.17	$1.45	—
2018	$1.32	$1.17	—
2017	$1.20	$1.32	—
2016	$1.05	$1.20	—
2015	$1.12	$1.05	—
2014	$ 1.07	$1.12	1,523
2013	$0.86	$ 1.07	1,612
2012	$0.75	$0.86	1,729
2011	$0.77	$0.75	1,947
2010	$0.69	$0.77	2,020
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$1.38	$1.66	—
2018	$1.67	$1.38	—
2017	$1.42	$1.67	—
2016	$ 1.31	$1.42	—
2015	$1.36	$ 1.31	—
2014	$1.32	$1.36	—
2013	$1.00	$1.32	—
2012	$0.90	$1.00	—
2011	$1.03	$0.90	—
2010	$0.83	$1.03	—
Franklin Mutual Shares VIP Sub-Account:
2019	$ 1.11	$1.33	—
2018	$1.26	$ 1.11	—
2017	$1.19	$1.26	—
2016	$1.06	$1.19	—
2015	$1.14	$1.06	—
2014	$1.09	$1.14	—
2013	$0.88	$1.09	—
2012	$0.79	$0.88	—
2011	$0.82	$0.79	—
2010	$0.76	$0.82	—

2.70% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Franklin Small Cap Value VIP Sub-Account:
2019	$1.36	$1.67	—
2018	$1.60	$1.36	1,033
2017	$1.49	$1.60	968
2016	$1.17	$1.49	1,148
2015	$1.30	$1.17	999
2014	$1.33	$1.30	955
2013	$1.00	$1.33	1,017
2012	$0.87	$1.00	7,147
2011	$0.93	$0.87	8,325
2010	$0.74	$0.93	8,047
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$1.44	$1.84	—
2018	$1.57	$1.44	—
2017	$1.32	$1.57	—
2016	$ 1.31	$1.32	—
2015	$1.38	$ 1.31	—
2014	$1.32	$1.38	—
2013	$0.98	$1.32	—
2012	$ 0.91	$0.98	—
2011	$0.98	$ 0.91	—
2010	$0.79	$0.98	—
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$1.00	$1.08	—
2018	$ 1.07	$1.00	—
2017	$0.97	$ 1.07	—
2016	$0.96	$0.97	—
2015	$1.04	$0.96	—
2014	$1.03	$1.04	—
2013	$1.00	$1.03	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$0.92	$0.92	—
2018	$0.94	$0.92	—
2017	$0.95	$0.94	—
2016	$0.96	$0.95	—
2015	$0.99	$0.96	—
2014	$1.02	$0.99	—
2013	$1.05	$1.02	—
2012	$1.05	$1.05	—
2011	$ 1.01	$1.05	—
2010	$1.00	$ 1.01	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$0.94	$1.17	—
2018	$1.20	$0.94	—
2017	$0.97	$1.20	—
2016	$1.03	$0.97	—
2015	$1.02	$1.03	—
2014	$1.13	$1.02	—
2013	$0.93	$1.13	—
2012	$0.78	$0.93	—
2011	$0.87	$0.78	—
2010	$0.78	$0.87	—
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.42	$1.75	—
2018	$1.64	$1.42	—
2017	$1.48	$1.64	—
2016	$1.29	$1.48	—
2015	$ 1.41	$1.29	—
2014	$1.30	$ 1.41	—
2013	$0.95	$1.30	—
2012	$0.83	$0.95	—
2011	$0.87	$0.83	—
2010	$0.73	$0.87	—
Invesco V.I. American Value Sub-Account:
2019	$ 1.21	$1.47	—
2018	$1.42	$ 1.21	—
2017	$1.33	$1.42	10,703
2016	$1.19	$1.33	14,015
2015	$1.35	$1.19	12,563
2014	$1.27	$1.35	12,673
2013	$0.97	$1.27	13,035
2012	$0.85	$0.97	—
2011	$0.87	$0.85	—
2010	$0.73	$0.87	—
Invesco V.I. Comstock Sub-Account:
2019	$1.33	$ 1.61	—
2018	$1.56	$1.33	—
2017	$1.36	$1.56	—
2016	$1.19	$1.36	—
2015	$ 1.31	$1.19	—
2014	$1.23	$ 1.31	—
2013	$0.93	$1.23	—
2012	$ 0.81	$0.93	—
2011	$0.85	$ 0.81	—
2010	$0.75	$0.85	—

2.70% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.09	$1.27	—
2018	$1.24	$1.09	—
2017	$1.15	$1.24	—
2016	$1.03	$1.15	—
2015	$1.08	$1.03	—
2014	$1.02	$1.08	—
2013	$0.84	$1.02	—
2012	$0.77	$0.84	—
2011	$0.80	$0.77	—
2010	$0.77	$0.80	—
Invesco V.I. Growth and Income Sub-Account:
2019	$ 1.31	$1.59	—
2018	$1.56	$ 1.31	—
2017	$1.40	$1.56	—
2016	$ 1.21	$1.40	—
2015	$1.28	$ 1.21	—
2014	$1.20	$1.28	—
2013	$0.92	$1.20	—
2012	$0.83	$0.92	—
2011	$0.87	$0.83	—
2010	$0.80	$0.87	—
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.16	$1.43	—
2018	$ 1.41	$1.16	1,512
2017	$1.27	$ 1.41	1,488
2016	$1.17	$1.27	1,563
2015	$1.27	$1.17	1,336
2014	$1.28	$1.27	1,306
2013	$0.96	$1.28	1,406
2012	$0.87	$0.96	7,486
2011	$0.90	$0.87	8,547
2010	$0.72	$0.90	8,682
Ivy VIP Asset Strategy Sub-Account:
2019	$1.18	$1.40	—
2018	$1.29	$1.18	—
2017	$1.12	$1.29	—
2016	$1.18	$1.12	15,327
2015	$1.32	$1.18	6,474
2014	$1.43	$1.32	6,048
2013	$1.18	$1.43	5,791
2012	$ 1.01	$1.18	—
2011	$1.12	$ 1.01	—
2010	$1.06	$1.12	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Balanced Sub-Account:
2019	$1.37	$1.62	—
2018	$1.45	$1.37	—
2017	$1.34	$1.45	—
2016	$1.35	$1.34	—
2015	$1.39	$1.35	—
2014	$1.33	$1.39	—
2013	$ 1.10	$1.33	—
2012	$ 1.01	$ 1.10	—
2011	$ 1.01	$ 1.01	—
2010	$0.88	$ 1.01	—
Ivy VIP Core Equity Sub-Account:
2019	$ 1.61	$2.05	—
2018	$1.73	$ 1.61	—
2017	$1.47	$1.73	—
2016	$1.46	$1.47	35,410
2015	$ 1.51	$1.46	21,160
2014	$ 1.41	$ 1.51	21,423
2013	$1.09	$ 1.41	22,925
2012	$0.94	$1.09	—
2011	$0.95	$0.94	—
2010	$ 0.81	$0.95	—
Ivy VIP Global Growth Sub-Account:
2019	$ 1.07	$1.32	—
2018	$1.18	$ 1.07	—
2017	$0.97	$1.18	—
2016	$1.03	$0.97	—
2015	$1.02	$1.03	3,668
2014	$1.04	$1.02	3,894
2013	$0.90	$1.04	4,125
2012	$0.78	$0.90	4,675
2011	$0.86	$0.78	11,865
2010	$0.77	$0.86	12,044
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.03	$1.12	—
2018	$1.08	$1.03	—
2017	$1.04	$1.08	16,857
2016	$0.92	$1.04	—
2015	$ 1.01	$0.92	11,767
2014	$1.02	$ 1.01	14,325
2013	$1.00	$1.02	—

2.70% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$0.89	$1.02	—
2018	$ 1.11	$0.89	5,697
2017	$0.92	$ 1.11	5,996
2016	$0.94	$0.92	5,908
2015	$0.97	$0.94	2,082
2014	$0.99	$0.97	3,112
2013	$ 0.81	$0.99	3,195
2012	$0.74	$ 0.81	15,274
2011	$0.88	$0.74	15,150
2010	$0.79	$0.88	13,987
Ivy VIP Mid Cap Growth Sub-Account:
2019	$ 1.91	$2.56	—
2018	$1.96	$ 1.91	—
2017	$1.59	$1.96	—
2016	$1.54	$1.59	10,944
2015	$1.68	$1.54	7,358
2014	$1.60	$1.68	7,469
2013	$1.26	$1.60	7,424
2012	$1.14	$1.26	—
2011	$1.18	$1.14	—
2010	$0.92	$1.18	—
Ivy VIP Natural Resources Sub-Account:
2019	$0.38	$ 0.41	—
2018	$ 0.51	$0.38	—
2017	$ 0.51	$ 0.51	22,823
2016	$0.43	$ 0.51	—
2015	$0.56	$0.43	7,233
2014	$0.67	$0.56	7,677
2013	$0.63	$0.67	8,133
2012	$0.64	$0.63	9,219
2011	$0.84	$0.64	9,359
2010	$0.73	$0.84	3,405
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.05	$1.20	—
2018	$1.12	$1.05	—
2017	$ 1.01	$1.12	—
2016	$1.02	$ 1.01	—
2015	$1.05	$1.02	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$ 1.07	$1.24	—
2018	$1.15	$ 1.07	—
2017	$1.02	$1.15	—
2016	$1.03	$1.02	—
2015	$1.06	$1.03	—
2014	$1.05	$1.06	—
2013	$1.00	$1.05	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$1.02	$1.14	—
2018	$1.08	$1.02	—
2017	$0.99	$1.08	—
2016	$ 1.01	$0.99	—
2015	$1.04	$ 1.01	—
2014	$1.03	$1.04	—
2013	$1.00	$1.03	—
Ivy VIP Science and Technology Sub-Account:
2019	$2.06	$3.00	—
2018	$2.24	$2.06	—
2017	$1.74	$2.24	—
2016	$1.76	$1.74	10,109
2015	$1.86	$1.76	10,793
2014	$1.86	$1.86	10,734
2013	$1.22	$1.86	11,142
2012	$0.98	$1.22	6,916
2011	$ 1.07	$0.98	7,400
2010	$0.97	$ 1.07	7,572
Ivy VIP Small Cap Core Sub-Account:
2019	$1.63	$1.97	—
2018	$1.87	$1.63	—
2017	$1.69	$1.87	—
2016	$1.35	$1.69	—
2015	$1.47	$1.35	—
2014	$ 1.41	$1.47	659
2013	$1.08	$ 1.41	665
2012	$0.94	$1.08	757
2011	$ 1.11	$0.94	864
2010	$0.90	$ 1.11	801
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$1.48	$1.77	—
2018	$1.45	$1.48	—
2017	$1.37	$1.45	—
2016	$1.24	$1.37	—
2015	$1.40	$1.24	—
2014	$1.46	$1.40	—
2013	$0.96	$1.46	—
2012	$0.88	$0.96	—
2011	$0.97	$0.88	—
2010	$ 0.71	$0.97	—

2.70% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$1.35	$1.66	—
2018	$1.50	$1.35	—
2017	$1.37	$1.50	—
2016	$1.26	$1.37	—
2015	$1.35	$1.26	—
2014	$1.25	$1.35	—
2013	$0.95	$1.25	—
2012	$0.82	$0.95	—
2011	$ 0.91	$0.82	—
2010	$0.79	$ 0.91	—
Janus Henderson Balanced Sub-Account:
2019	$1.62	$1.92	—
2018	$1.65	$1.62	—
2017	$1.44	$1.65	—
2016	$1.42	$1.44	—
2015	$1.45	$1.42	—
2014	$1.38	$1.45	—
2013	$1.18	$1.38	—
2012	$ 1.07	$1.18	—
2011	$1.08	$ 1.07	—
2010	$1.03	$1.08	—
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.93	$0.99	—
2018	$0.97	$0.93	—
2017	$0.96	$0.97	—
2016	$0.97	$0.96	—
2015	$1.00	$0.97	—
Janus Henderson Forty Sub-Account:
2019	$1.86	$2.47	—
2018	$1.88	$1.86	—
2017	$1.48	$1.88	—
2016	$1.49	$1.48	—
2015	$1.37	$1.49	—
2014	$1.30	$1.37	—
2013	$1.02	$1.30	—
2012	$0.85	$1.02	—
2011	$0.93	$0.85	—
2010	$0.90	$0.93	—
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.27	$ 1.61	—
2018	$1.52	$1.27	1,088
2017	$1.37	$1.52	1,025
2016	$1.19	$1.37	1,137
2015	$1.27	$1.19	999
2014	$1.20	$1.27	1,022
2013	$0.98	$1.20	1,044
2012	$ 0.91	$0.98	6,893
2011	$0.96	$ 0.91	7,330
2010	$0.86	$0.96	7,267
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Janus Henderson Overseas Sub-Account:
2019	$0.65	$0.80	—
2018	$0.78	$0.65	4,677
2017	$0.62	$0.78	5,108
2016	$0.68	$0.62	32,152
2015	$0.76	$0.68	8,389
2014	$0.89	$0.76	8,220
2013	$0.80	$0.89	7,707
2012	$0.73	$0.80	7,927
2011	$ 1.11	$0.73	7,310
2010	$ 0.91	$ 1.11	5,465
MFS ® Mid Cap Growth Series Sub-Account:
2019	$1.53	$2.05	—
2018	$1.55	$1.53	—
2017	$1.26	$1.55	—
2016	$1.24	$1.26	—
2015	$1.22	$1.24	—
2014	$1.15	$1.22	—
2013	$0.86	$1.15	—
2012	$0.76	$0.86	—
2011	$0.83	$0.76	—
2010	$0.66	$0.83	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$1.05	$1.28	—
2018	$1.19	$1.05	—
2017	$0.97	$1.19	—
2016	$0.96	$0.97	—
2015	$1.00	$0.96	—
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.62	$0.72	—
2018	$0.77	$0.62	1,352
2017	$0.58	$0.77	1,547
2016	$0.56	$0.58	1,614
2015	$0.65	$0.56	19,765
2014	$ 0.70	$0.65	20,849
2013	$0.72	$ 0.70	21,800
2012	$0.62	$0.72	32,782
2011	$0.78	$0.62	33,477
2010	$0.67	$0.78	20,515

2.70% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$1.02	$ 1.21	—
2018	$1.15	$1.02	—
2017	$0.99	$1.15	—
2016	$ 0.91	$0.99	—
2015	$0.87	$ 0.91	—
2014	$0.95	$0.96	—
2013	$0.82	$0.95	—
2012	$0.74	$0.82	—
2011	$0.80	$0.74	—
2010	$ 0.71	$0.80	—
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.06	$1.20	—
2018	$1.16	$1.06	—
2017	$1.05	$1.16	—
2016	$0.99	$1.05	—
2015	$1.04	$0.99	—
2014	$1.03	$1.04	—
2013	$0.94	$1.03	—
2012	$0.87	$0.94	—
2011	$ 0.91	$0.87	—
2010	$0.83	$ 0.91	—
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$0.99	$1.06	—
2018	$1.05	$0.99	—
2017	$ 1.01	$1.05	—
2016	$0.99	$ 1.01	—
2015	$1.03	$0.99	—
2014	$1.03	$1.03	—
2013	$1.03	$1.03	—
2012	$ 1.01	$1.03	—
2011	$ 1.01	$ 1.01	—
2010	$0.96	$ 1.01	—
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.04	$1.22	—
2018	$1.17	$1.04	—
2017	$1.02	$1.17	—
2016	$0.96	$1.02	—
2015	$ 1.01	$0.96	23,856
2014	$0.99	$ 1.01	25,322
2013	$0.87	$0.99	26,826
2012	$0.79	$0.87	30,406
2011	$0.85	$0.79	30,867
2010	$0.76	$0.85	19,266
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$1.02	$1.12	—
2018	$ 1.10	$1.02	—
2017	$1.02	$ 1.10	63,233
2016	$0.99	$1.02	139,574
2015	$1.03	$0.99	123,416
2014	$1.03	$1.03	125,313
2013	$0.98	$1.03	127,239
2012	$0.94	$0.98	129,193
2011	$0.95	$0.94	131,216
2010	$0.89	$0.95	133,267
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.37	$1.68	—
2018	$1.50	$1.37	—
2017	$1.30	$1.50	—
2016	$1.22	$1.30	—
2015	$1.26	$1.22	—
2014	$1.18	$1.26	—
2013	$0.88	$1.18	—
2012	$0.82	$0.88	—
2011	$0.87	$0.82	—
2010	$0.72	$0.87	—
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.03	$1.22	—
2018	$1.17	$1.03	—
2017	$1.02	$1.17	—
2016	$0.98	$1.02	—
2015	$1.06	$0.98	—
2014	$1.03	$1.06	—
2013	$1.00	$1.03	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.90	$ 0.91	—
2018	$0.92	$0.90	—
2017	$0.93	$0.92	—
2016	$0.95	$0.93	—
2015	$0.97	$0.95	—
2014	$0.99	$0.97	—
2013	$1.02	$0.99	—
2012	$0.99	$1.02	—
2011	$ 1.01	$0.99	—
2010	$1.00	$ 1.01	—

2.70% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
PIMCO VIT Total Return Sub-Account (a):
2019	$1.02	$1.08	—
2018	$1.06	$1.02	—
2017	$1.04	$1.06	24,094
2016	$1.04	$1.04	49,054
2015	$1.06	$1.04	51,772
2014	$1.05	$1.06	54,293
2013	$ 1.10	$1.05	53,109
2012	$1.03	$ 1.10	8,180
2011	$1.02	$1.03	8,304
2010	$1.00	$1.02	—
Putnam VT Equity Income Sub-Account (p):
2019	$1.24	$1.57	—
2018	$1.39	$1.24	—
2017	$1.20	$1.39	—
2016	$1.09	$1.20	—
2015	$1.15	$1.09	—
2014	$1.05	$1.15	—
2013	$ 0.81	$1.05	—
2012	$ 0.70	$ 0.81	—
2011	$ 0.71	$ 0.70	—
2010	$0.65	$ 0.71	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$1.86	$2.47	—
2018	$1.86	$1.86	—
2017	$1.46	$1.86	—
2016	$1.46	$1.46	—
2015	$1.60	$1.46	—
2014	$1.50	$1.60	—
2013	$ 1.07	$1.50	—
2012	$0.96	$ 1.07	—
2011	$ 1.21	$0.96	—
2010	$1.03	$ 1.21	—
Putnam VT International Equity Sub-Account:
2019	$ 0.71	$0.86	—
2018	$0.90	$ 0.71	—
2017	$0.73	$0.90	—
2016	$0.77	$0.73	—
2015	$0.79	$0.77	10,021
2014	$0.87	$0.79	9,937
2013	$ 0.70	$0.87	9,589
2012	$0.59	$ 0.70	10,093
2011	$0.73	$0.59	9,948
2010	$0.68	$0.73	9,091
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$1.75	$2.32	—
2018	$1.82	$1.75	—
2017	$1.45	$1.82	—
2016	$1.38	$1.45	—
2015	$1.42	$1.38	—
2014	$1.29	$1.42	—
2013	$0.97	$1.29	—
2012	$0.85	$0.97	—
2011	$0.92	$0.85	—
2010	$0.79	$0.92	—
SFT Core Bond Sub-Account (r)(u):
2019	$ 1.07	$1.13	—
2018	$ 1.11	$ 1.07	5,590
2017	$1.09	$ 1.11	31,201
2016	$ 1.07	$1.09	51,140
2015	$ 1.10	$ 1.07	39,800
2014	$1.06	$ 1.10	48,211
2013	$ 1.10	$1.06	47,449
2012	$1.05	$ 1.10	42,409
2011	$1.00	$1.05	39,736
2010	$0.94	$1.00	43,696
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.20	$ 1.41	—
2018	$1.27	$1.20	—
2017	$ 1.11	$1.27	30,162
2016	$1.04	$ 1.11	—
2015	$ 1.11	$1.04	—
2014	$1.05	$ 1.11	—
2013	$1.00	$1.05	—
SFT Government Money Market Sub-Account (s):
2019	$0.77	$0.77	—
2018	$0.79	$0.77	—
2017	$ 0.81	$0.79	—
2016	$0.83	$ 0.81	—
2015	$0.85	$0.83	—
2014	$0.87	$0.85	1,362
2013	$0.90	$0.87	1,265
2012	$0.92	$0.90	7,064
2011	$0.95	$0.92	6,063
2010	$0.97	$0.95	6,382

2.70% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$1.62	$1.98	—
2018	$1.88	$1.62	2,013
2017	$1.67	$1.88	1,976
2016	$1.43	$1.67	2,216
2015	$ 1.51	$1.43	1,033
2014	$1.42	$ 1.51	2,479
2013	$ 1.10	$1.42	2,581
2012	$0.96	$ 1.10	10,004
2011	$ 1.01	$0.96	11,323
2010	$0.83	$ 1.01	11,319
SFT Index 500 Sub-Account (s):
2019	$1.54	$1.96	—
2018	$1.66	$1.54	—
2017	$ 1.41	$1.66	30,236
2016	$1.30	$ 1.41	38,553
2015	$1.32	$1.30	23,581
2014	$1.20	$1.32	24,488
2013	$0.93	$1.20	26,728
2012	$0.83	$0.93	—
2011	$0.84	$0.83	—
2010	$0.75	$0.84	—
SFT International Bond Sub-Account (s):
2019	$1.27	$1.26	—
2018	$1.29	$1.27	1,284
2017	$ 1.31	$1.29	23,173
2016	$ 1.31	$ 1.31	987
2015	$1.40	$ 1.31	893
2014	$ 1.41	$1.40	2,281
2013	$1.45	$ 1.41	2,150
2012	$1.29	$1.45	10,142
2011	$1.32	$1.29	10,011
2010	$1.19	$1.32	10,204
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$1.06	$1.20	—
2018	$1.15	$1.06	—
2017	$ 1.01	$1.15	—
2016	$1.00	$ 1.01	—
2015	$1.00	$1.00	—
SFT Real Estate Securities Sub-Account (s):
2019	$1.28	$1.56	—
2018	$1.39	$1.28	1,690
2017	$1.36	$1.39	14,784
2016	$1.34	$1.36	13,905
2015	$ 1.31	$1.34	7,318
2014	$1.03	$ 1.31	8,827
2013	$1.05	$1.03	9,188
2012	$ 0.91	$1.05	6,746
2011	$0.89	$ 0.91	7,566
2010	$ 0.71	$0.89	7,632
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT IvySM Growth Sub-Account (g)(h):
2019	$1.89	$ 2.51	—
2018	$1.90	$1.89	4,060
2017	$ 1.51	$1.90	24,814
2016	$1.54	$ 1.51	4,444
2015	$1.48	$1.54	3,021
2014	$1.34	$1.48	6,016
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$1.58	$1.90	—
2018	$1.69	$1.58	—
2017	$1.39	$1.69	—
2016	$1.18	$1.39	—
2015	$1.25	$1.18	5,928
2014	$1.18	$1.25	6,292
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$1.39	$ 1.70	—
2018	$1.58	$1.39	8,087
2017	$1.37	$1.58	8,269
2016	$1.27	$1.37	8,588
2015	$1.34	$1.27	4,381
2014	$1.25	$1.34	6,776
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$ 1.51	$1.97	—
2018	$1.59	$ 1.51	—
2017	$1.34	$1.59	—
2016	$1.32	$1.34	—
2015	$1.34	$1.32	6,373
2014	$1.22	$1.34	6,813
Templeton Developing Markets VIP Sub-Account:
2019	$0.78	$0.97	—
2018	$0.96	$0.78	—
2017	$ 0.70	$0.96	—
2016	$ 0.61	$ 0.70	—
2015	$0.78	$ 0.61	—
2014	$0.88	$0.78	—
2013	$ 0.91	$0.88	—
2012	$0.83	$ 0.91	—
2011	$ 1.01	$0.83	—
2010	$0.88	$ 1.01	—
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$ 1.01	$1.12	—
2018	$ 1.10	$ 1.01	—
2017	$1.02	$ 1.10	—
2016	$0.99	$1.02	—
2015	$1.06	$0.99	—
2014	$1.06	$1.06	—
2013	$ 1.01	$1.06	—
2012	$1.00	$ 1.01	—

2.70% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$0.95	$1.06	—
2018	$1.05	$0.95	—
2017	$0.97	$1.05	—
2016	$0.94	$0.97	—
2015	$1.02	$0.94	—
2014	$1.02	$1.02	—
2013	$1.00	$1.02	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$1.04	$1.18	—
2018	$1.17	$1.04	—
2017	$1.02	$1.17	—
2016	$0.99	$1.02	—
2015	$1.12	$0.99	—
2014	$1.14	$1.12	—
2013	$ 1.01	$1.14	—
2012	$1.00	$ 1.01	—
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.04	$1.18	—
2018	$1.16	$1.04	—
2017	$1.04	$1.16	—
2016	$ 1.01	$1.04	—
2015	$ 1.11	$ 1.01	—
2014	$ 1.10	$ 1.11	—
2013	$ 1.01	$ 1.10	—
2012	$1.00	$ 1.01	—
2.95% Variable Account Charge
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
AB VPS Dynamic Asset Allocation Sub-Account (e):
2019	$ 1.01	$1.13	—
2018	$1.12	$ 1.01	—
2017	$ 1.01	$1.12	—
2016	$1.00	$ 1.01	—
2015	$1.05	$1.00	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—
AB VPS International Value Sub-Account:
2019	$0.45	$ 0.51	—
2018	$0.60	$0.45	—
2017	$0.49	$0.60	—
2016	$ 0.51	$0.49	—
2015	$0.52	$ 0.51	—
2014	$0.57	$0.52	—
2013	$0.48	$0.57	—
2012	$0.43	$0.48	—
2011	$0.55	$0.43	—
2010	$0.54	$0.55	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Century VP Income & Growth Sub-Account:
2019	$ 1.31	$1.58	—
2018	$1.46	$ 1.31	—
2017	$1.25	$1.46	—
2016	$1.14	$1.25	—
2015	$1.24	$1.14	—
2014	$1.14	$1.24	—
2013	$0.87	$1.14	—
2012	$0.78	$0.87	—
2011	$0.78	$0.78	—
2010	$ 0.71	$0.78	—
American Century VP Inflation Protection Sub-Account:
2019	$1.00	$1.06	—
2018	$1.06	$1.00	—
2017	$1.05	$1.06	—
2016	$1.04	$1.05	—
2015	$ 1.10	$1.04	—
2014	$1.09	$ 1.10	—
2013	$1.23	$1.09	—
2012	$1.18	$1.23	—
2011	$1.09	$1.18	—
2010	$ 1.07	$1.09	—
American Funds IS Capital World Bond Sub-Account (b)(y):
2019	$0.87	$ 0.91	—
2018	$ 0.91	$0.87	—
2017	$0.88	$ 0.91	—
2016	$0.88	$0.88	—
2015	$0.94	$0.88	—
2014	$0.96	$0.94	—
2013	$ 1.01	$0.96	—
2012	$0.98	$ 1.01	—
2011	$1.00	$0.98	—
American Funds IS Global Growth Sub-Account (b):
2019	$1.39	$1.83	—
2018	$1.57	$1.39	—
2017	$1.23	$1.57	—
2016	$1.26	$1.23	—
2015	$1.22	$1.26	—
2014	$1.22	$1.22	—
2013	$0.98	$1.22	—
2012	$0.82	$0.98	—
2011	$1.00	$0.82	—

2.95% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS Global Small Capitalization Sub-Account (b):
2019	$ 1.10	$1.40	—
2018	$1.26	$ 1.10	—
2017	$1.03	$1.26	—
2016	$1.04	$1.03	—
2015	$ 1.07	$1.04	—
2014	$1.08	$ 1.07	—
2013	$0.87	$1.08	—
2012	$0.76	$0.87	—
2011	$1.00	$0.76	—
American Funds IS Growth Sub-Account (b):
2019	$1.74	$ 2.21	—
2018	$1.80	$1.74	—
2017	$1.44	$1.80	—
2016	$1.36	$1.44	—
2015	$ 1.31	$1.36	—
2014	$1.24	$ 1.31	—
2013	$0.98	$1.24	—
2012	$0.86	$0.98	—
2011	$1.00	$0.86	—
American Funds IS Growth-Income Sub-Account (b):
2019	$1.72	$ 2.11	—
2018	$ 1.81	$1.72	—
2017	$1.52	$ 1.81	—
2016	$1.40	$1.52	—
2015	$1.42	$1.40	—
2014	$1.33	$1.42	—
2013	$1.02	$1.33	—
2012	$0.90	$1.02	—
2011	$1.00	$0.90	—
American Funds IS International Sub-Account (b):
2019	$0.99	$1.19	—
2018	$1.18	$0.99	—
2017	$0.92	$1.18	—
2016	$ 0.91	$0.92	—
2015	$0.99	$ 0.91	—
2014	$1.04	$0.99	—
2013	$0.88	$1.04	—
2012	$0.77	$0.88	—
2011	$1.00	$0.77	—
American Funds IS New World® Sub-Account (b):
2019	$0.90	$1.13	—
2018	$1.08	$0.90	—
2017	$0.86	$1.08	—
2016	$0.84	$0.86	—
2015	$0.89	$0.84	—
2014	$1.00	$0.89	—
2013	$0.92	$1.00	—
2012	$ 0.81	$0.92	—
2011	$1.00	$ 0.81	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
American Funds IS U.S. Government/AAA-Rated Securities Sub-Account (b):
2019	$0.93	$0.95	—
2018	$0.95	$0.93	—
2017	$0.96	$0.95	—
2016	$0.98	$0.96	—
2015	$0.99	$0.98	—
2014	$0.97	$0.99	—
2013	$1.03	$0.97	—
2012	$1.04	$1.03	—
2011	$1.00	$1.04	—
ClearBridge Variable Small Cap Growth Sub-Account (m):
2019	$1.16	$1.43	—
2018	$1.16	$1.16	—
2017	$0.97	$1.16	—
2016	$0.94	$0.97	—
2015	$1.00	$0.94	—
Fidelity ® VIP Funds Equity-Income Sub-Account:
2019	$1.14	$ 1.41	—
2018	$1.28	$1.14	—
2017	$1.17	$1.28	—
2016	$1.03	$1.17	—
2015	$ 1.10	$1.03	—
2014	$1.05	$ 1.10	—
2013	$0.84	$1.05	—
2012	$0.74	$0.84	879
2011	$0.76	$0.74	901
2010	$0.68	$0.76	942
Fidelity ® VIP Funds Mid Cap Sub-Account:
2019	$1.35	$ 1.61	—
2018	$1.63	$1.35	—
2017	$1.39	$1.63	—
2016	$1.28	$1.39	—
2015	$1.34	$1.28	—
2014	$1.30	$1.34	—
2013	$0.99	$1.30	—
2012	$0.89	$0.99	—
2011	$1.02	$0.89	—
2010	$0.82	$1.02	—
Franklin Mutual Shares VIP Sub-Account:
2019	$1.08	$1.29	—
2018	$1.23	$1.08	—
2017	$1.17	$1.23	—
2016	$1.03	$1.17	—
2015	$1.12	$1.03	—
2014	$1.08	$1.12	—
2013	$0.86	$1.08	—
2012	$0.78	$0.86	—
2011	$ 0.81	$0.78	—
2010	$0.75	$ 0.81	—

2.95% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Franklin Small Cap Value VIP Sub-Account:
2019	$1.32	$1.62	—
2018	$1.56	$1.32	—
2017	$1.45	$1.56	—
2016	$1.15	$1.45	2,693
2015	$1.28	$1.15	2,253
2014	$ 1.31	$1.28	2,145
2013	$0.99	$ 1.31	1,335
2012	$0.86	$0.99	504
2011	$0.92	$0.86	521
2010	$0.74	$0.92	590
Franklin Small-Mid Cap Growth VIP Sub-Account:
2019	$1.40	$1.79	—
2018	$1.53	$1.40	—
2017	$1.29	$1.53	—
2016	$1.28	$1.29	—
2015	$1.35	$1.28	—
2014	$1.30	$1.35	—
2013	$0.97	$1.30	—
2012	$0.90	$0.97	—
2011	$0.97	$0.90	—
2010	$0.78	$0.97	—
Goldman Sachs VIT Global Trends Allocation Sub-Account (e):
2019	$0.98	$ 1.07	—
2018	$1.06	$0.98	—
2017	$0.96	$1.06	—
2016	$0.95	$0.96	—
2015	$1.04	$0.95	—
2014	$1.03	$1.04	—
2013	$1.00	$1.03	—
Goldman Sachs VIT High Quality Floating Rate Sub-Account (a):
2019	$0.90	$0.90	—
2018	$0.92	$0.90	—
2017	$0.93	$0.92	—
2016	$0.95	$0.93	—
2015	$0.98	$0.95	—
2014	$ 1.01	$0.98	—
2013	$1.04	$ 1.01	—
2012	$1.04	$1.04	—
2011	$ 1.01	$1.04	—
2010	$1.00	$ 1.01	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco Oppenheimer V.I. International Growth Sub-Account (v):
2019	$ 0.91	$1.13	—
2018	$1.17	$ 0.91	—
2017	$0.95	$1.17	—
2016	$ 1.01	$0.95	—
2015	$ 1.01	$ 1.01	—
2014	$ 1.11	$ 1.01	—
2013	$ 0.91	$ 1.11	—
2012	$0.77	$ 0.91	—
2011	$0.86	$0.77	—
2010	$0.77	$0.86	—
Invesco Oppenheimer V.I. Main Street Small Cap Sub-Account (v):
2019	$1.38	$ 1.70	—
2018	$1.59	$1.38	—
2017	$1.44	$1.59	—
2016	$1.26	$1.44	—
2015	$1.38	$1.26	—
2014	$1.28	$1.38	—
2013	$0.93	$1.28	—
2012	$0.82	$0.93	—
2011	$0.86	$0.82	—
2010	$0.72	$0.86	—
Invesco V.I. American Value Sub-Account:
2019	$1.17	$1.42	—
2018	$1.39	$1.17	—
2017	$1.30	$1.39	—
2016	$1.17	$1.30	—
2015	$1.32	$1.17	—
2014	$1.25	$1.32	—
2013	$0.96	$1.25	—
2012	$0.84	$0.96	—
2011	$0.86	$0.84	—
2010	$0.73	$0.86	—
Invesco V.I. Comstock Sub-Account:
2019	$1.29	$1.57	—
2018	$1.52	$1.29	—
2017	$1.33	$1.52	—
2016	$1.17	$1.33	—
2015	$1.28	$1.17	—
2014	$ 1.21	$1.28	—
2013	$0.92	$ 1.21	—
2012	$0.80	$0.92	—
2011	$0.84	$0.80	—
2010	$0.75	$0.84	—

2.95% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Invesco V.I. Equity and Income Sub-Account (c):
2019	$1.06	$1.23	—
2018	$ 1.21	$1.06	—
2017	$1.12	$ 1.21	—
2016	$1.00	$1.12	—
2015	$1.06	$1.00	—
2014	$ 1.01	$1.06	—
2013	$0.83	$ 1.01	—
2012	$0.76	$0.83	—
2011	$0.80	$0.76	—
2010	$0.76	$0.80	—
Invesco V.I. Growth and Income Sub-Account:
2019	$1.27	$1.54	—
2018	$1.52	$1.27	—
2017	$1.37	$1.52	—
2016	$1.18	$1.37	—
2015	$1.26	$1.18	—
2014	$1.18	$1.26	—
2013	$ 0.91	$1.18	—
2012	$0.82	$ 0.91	—
2011	$0.86	$0.82	—
2010	$0.79	$0.86	—
Invesco V.I. Small Cap Equity Sub-Account:
2019	$1.13	$1.39	—
2018	$1.37	$1.13	—
2017	$1.24	$1.37	—
2016	$1.15	$1.24	—
2015	$1.25	$1.15	—
2014	$1.26	$1.25	—
2013	$0.95	$1.26	—
2012	$0.86	$0.95	766
2011	$0.89	$0.86	807
2010	$0.72	$0.89	911
Ivy VIP Asset Strategy Sub-Account:
2019	$1.15	$1.36	—
2018	$1.25	$1.15	—
2017	$1.09	$1.25	—
2016	$1.15	$1.09	—
2015	$1.30	$1.15	—
2014	$ 1.41	$1.30	—
2013	$1.16	$ 1.41	—
2012	$1.00	$1.16	—
2011	$ 1.11	$1.00	—
2010	$1.05	$ 1.11	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Balanced Sub-Account:
2019	$1.33	$1.57	—
2018	$ 1.41	$1.33	—
2017	$ 1.31	$ 1.41	—
2016	$1.32	$ 1.31	—
2015	$1.36	$1.32	—
2014	$ 1.31	$1.36	—
2013	$1.09	$ 1.31	—
2012	$1.00	$1.09	—
2011	$1.00	$1.00	—
2010	$0.88	$1.00	—
Ivy VIP Core Equity Sub-Account:
2019	$1.56	$1.99	—
2018	$1.68	$1.56	—
2017	$1.44	$1.68	—
2016	$1.43	$1.44	—
2015	$1.48	$1.43	—
2014	$1.39	$1.48	—
2013	$ 1.07	$1.39	—
2012	$0.93	$ 1.07	—
2011	$0.94	$0.93	—
2010	$0.80	$0.94	—
Ivy VIP Global Growth Sub-Account:
2019	$1.04	$1.28	—
2018	$1.15	$1.04	—
2017	$0.95	$1.15	—
2016	$ 1.01	$0.95	—
2015	$1.00	$ 1.01	—
2014	$1.02	$1.00	—
2013	$0.88	$1.02	—
2012	$0.77	$0.88	—
2011	$0.86	$0.77	—
2010	$0.77	$0.86	—
Ivy VIP High Income Sub-Account (e)(l):
2019	$1.02	$ 1.10	—
2018	$ 1.07	$1.02	—
2017	$1.04	$ 1.07	—
2016	$0.92	$1.04	4,717
2015	$ 1.01	$0.92	4,569
2014	$1.02	$ 1.01	4,278
2013	$1.00	$1.02	1,575

2.95% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP International Core Equity Sub-Account:
2019	$0.86	$0.99	—
2018	$1.08	$0.86	—
2017	$0.90	$1.08	—
2016	$0.92	$0.90	6,733
2015	$0.96	$0.92	2,361
2014	$0.97	$0.96	2,335
2013	$0.80	$0.97	1,689
2012	$0.73	$0.80	754
2011	$0.87	$0.73	666
2010	$0.79	$0.87	697
Ivy VIP Mid Cap Growth Sub-Account:
2019	$1.86	$2.48	—
2018	$ 1.91	$1.86	—
2017	$1.55	$ 1.91	—
2016	$ 1.51	$1.55	—
2015	$1.65	$ 1.51	—
2014	$1.57	$1.65	—
2013	$1.25	$1.57	—
2012	$1.13	$1.25	—
2011	$1.17	$1.13	—
2010	$0.92	$1.17	—
Ivy VIP Natural Resources Sub-Account:
2019	$0.37	$0.40	—
2018	$0.50	$0.37	—
2017	$0.50	$0.50	—
2016	$0.42	$0.50	—
2015	$0.55	$0.42	—
2014	$0.66	$0.55	—
2013	$0.63	$0.66	—
2012	$0.63	$0.63	—
2011	$0.83	$0.63	—
2010	$0.73	$0.83	—
Ivy VIP Pathfinder Moderate - Managed Volatility Sub-Account (f):
2019	$1.03	$1.18	—
2018	$ 1.11	$1.03	—
2017	$1.00	$ 1.11	—
2016	$1.02	$1.00	—
2015	$1.05	$1.02	—
2014	$1.04	$1.05	—
2013	$1.00	$1.04	—
Ivy VIP Pathfinder Moderately Aggressive - Managed Volatility Sub-Account (f):
2019	$1.05	$1.22	—
2018	$1.14	$1.05	—
2017	$ 1.01	$1.14	—
2016	$1.02	$ 1.01	—
2015	$1.06	$1.02	—
2014	$1.05	$1.06	—
2013	$1.00	$1.05	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Pathfinder Moderately Conservative - Managed Volatility Sub-Account (f):
2019	$ 1.01	$1.12	—
2018	$ 1.07	$ 1.01	—
2017	$0.98	$ 1.07	—
2016	$1.00	$0.98	—
2015	$1.03	$1.00	—
2014	$1.03	$1.03	—
2013	$1.00	$1.03	—
Ivy VIP Science and Technology Sub-Account:
2019	$2.00	$ 2.91	—
2018	$2.18	$2.00	—
2017	$ 1.70	$2.18	—
2016	$1.72	$ 1.70	1,844
2015	$1.83	$1.72	859
2014	$1.83	$1.83	856
2013	$1.20	$1.83	376
2012	$0.97	$1.20	—
2011	$1.06	$0.97	—
2010	$0.97	$1.06	—
Ivy VIP Small Cap Core Sub-Account:
2019	$1.59	$ 1.91	—
2018	$1.83	$1.59	—
2017	$1.65	$1.83	—
2016	$1.32	$1.65	—
2015	$1.44	$1.32	—
2014	$1.39	$1.44	—
2013	$ 1.07	$1.39	—
2012	$0.93	$ 1.07	—
2011	$ 1.10	$0.93	—
2010	$0.89	$ 1.10	—
Ivy VIP Small Cap Growth Sub-Account (t):
2019	$1.43	$1.72	—
2018	$ 1.41	$1.43	—
2017	$1.33	$ 1.41	—
2016	$ 1.21	$1.33	—
2015	$1.38	$ 1.21	—
2014	$1.44	$1.38	—
2013	$0.94	$1.44	—
2012	$0.87	$0.94	—
2011	$0.96	$0.87	—
2010	$ 0.70	$0.96	—

2.95% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Ivy VIP Value Sub-Account:
2019	$ 1.31	$ 1.61	—
2018	$1.46	$ 1.31	—
2017	$1.34	$1.46	—
2016	$1.24	$1.34	—
2015	$1.33	$1.24	—
2014	$1.23	$1.33	—
2013	$0.94	$1.23	—
2012	$ 0.81	$0.94	—
2011	$0.90	$ 0.81	—
2010	$0.78	$0.90	—
Janus Henderson Balanced Sub-Account:
2019	$1.57	$1.87	—
2018	$ 1.61	$1.57	—
2017	$ 1.41	$ 1.61	—
2016	$1.39	$ 1.41	—
2015	$1.42	$1.39	—
2014	$1.35	$1.42	—
2013	$1.16	$1.35	—
2012	$1.06	$1.16	—
2011	$ 1.07	$1.06	—
2010	$1.02	$ 1.07	—
Janus Henderson Flexible Bond Sub-Account (m):
2019	$0.92	$0.98	—
2018	$0.96	$0.92	—
2017	$0.96	$0.96	—
2016	$0.97	$0.96	—
2015	$1.00	$0.97	—
Janus Henderson Forty Sub-Account:
2019	$ 1.81	$2.40	—
2018	$1.83	$ 1.81	—
2017	$1.45	$1.83	—
2016	$1.46	$1.45	—
2015	$1.35	$1.46	—
2014	$1.28	$1.35	—
2013	$ 1.01	$1.28	—
2012	$0.84	$ 1.01	—
2011	$0.93	$0.84	—
2010	$0.90	$0.93	—
Janus Henderson Mid Cap Value Sub-Account:
2019	$1.24	$1.56	—
2018	$1.48	$1.24	—
2017	$1.34	$1.48	—
2016	$1.16	$1.34	—
2015	$1.24	$1.16	—
2014	$1.18	$1.24	—
2013	$0.97	$1.18	—
2012	$0.90	$0.97	491
2011	$0.95	$0.90	497
2010	$0.85	$0.95	511
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Janus Henderson Overseas Sub-Account:
2019	$0.63	$0.77	—
2018	$0.76	$0.63	—
2017	$0.60	$0.76	—
2016	$0.66	$0.60	—
2015	$0.75	$0.66	—
2014	$0.88	$0.75	—
2013	$0.79	$0.88	—
2012	$0.72	$0.79	679
2011	$ 1.10	$0.72	530
2010	$0.90	$ 1.10	591
MFS ® Mid Cap Growth Series Sub-Account:
2019	$1.48	$1.99	—
2018	$ 1.51	$1.48	—
2017	$1.23	$ 1.51	—
2016	$ 1.21	$1.23	—
2015	$1.20	$ 1.21	—
2014	$1.13	$1.20	—
2013	$0.85	$1.13	—
2012	$0.75	$0.85	—
2011	$0.83	$0.75	—
2010	$0.66	$0.83	—
MFS ® VIT II International Intrinsic Value Sub-Account (m)(w):
2019	$1.04	$1.27	—
2018	$1.19	$1.04	—
2017	$0.96	$1.19	—
2016	$0.96	$0.96	—
2015	$1.00	$0.96	—
Morgan Stanley VIF Emerging Markets Equity Sub-Account:
2019	$0.60	$0.69	—
2018	$0.75	$0.60	—
2017	$0.57	$0.75	—
2016	$0.55	$0.57	—
2015	$0.64	$0.55	—
2014	$0.69	$0.64	—
2013	$ 0.71	$0.69	—
2012	$ 0.61	$ 0.71	—
2011	$0.77	$ 0.61	—
2010	$0.67	$0.77	—

2.95% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Aggressive Growth ETF Asset Allocation Sub-Account:
2019	$0.99	$1.17	—
2018	$1.12	$0.99	—
2017	$0.96	$1.12	—
2016	$0.89	$0.96	—
2015	$0.86	$0.89	—
2014	$0.93	$0.95	—
2013	$ 0.81	$0.93	—
2012	$0.73	$ 0.81	—
2011	$0.80	$0.73	—
2010	$ 0.71	$0.80	—
Morningstar Balanced ETF Asset Allocation Sub-Account:
2019	$1.03	$1.16	—
2018	$1.13	$1.03	—
2017	$1.03	$1.13	—
2016	$0.97	$1.03	—
2015	$1.03	$0.97	—
2014	$ 1.01	$1.03	—
2013	$0.93	$ 1.01	—
2012	$0.86	$0.93	—
2011	$0.90	$0.86	—
2010	$0.82	$0.90	—
Morningstar Conservative ETF Asset Allocation Sub-Account:
2019	$0.97	$1.03	—
2018	$1.02	$0.97	—
2017	$0.99	$1.02	—
2016	$0.97	$0.99	—
2015	$ 1.01	$0.97	—
2014	$1.02	$ 1.01	—
2013	$1.02	$1.02	—
2012	$1.00	$1.02	—
2011	$1.00	$1.00	—
2010	$0.96	$1.00	—
Morningstar Growth ETF Asset Allocation Sub-Account:
2019	$1.02	$1.18	—
2018	$1.14	$1.02	—
2017	$1.00	$1.14	—
2016	$0.94	$1.00	—
2015	$0.99	$0.94	—
2014	$0.98	$0.99	—
2013	$0.86	$0.98	—
2012	$0.79	$0.86	—
2011	$0.84	$0.79	—
2010	$0.76	$0.84	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Morningstar Income and Growth ETF Asset Allocation Sub-Account:
2019	$0.99	$1.09	—
2018	$ 1.07	$0.99	—
2017	$1.00	$ 1.07	—
2016	$0.97	$1.00	—
2015	$ 1.01	$0.97	—
2014	$ 1.01	$ 1.01	—
2013	$0.97	$ 1.01	—
2012	$0.93	$0.97	—
2011	$0.94	$0.93	—
2010	$0.89	$0.94	—
Neuberger Berman AMT Socially Responsive Sub-Account:
2019	$1.33	$1.62	—
2018	$1.46	$1.33	—
2017	$1.27	$1.46	—
2016	$1.20	$1.27	—
2015	$1.24	$1.20	—
2014	$1.16	$1.24	—
2013	$0.87	$1.16	—
2012	$ 0.81	$0.87	—
2011	$0.86	$ 0.81	—
2010	$0.72	$0.86	—
PIMCO VIT Global Diversified Allocation Sub-Account (e):
2019	$1.02	$1.20	—
2018	$1.15	$1.02	—
2017	$1.02	$1.15	—
2016	$0.97	$1.02	—
2015	$1.06	$0.97	—
2014	$1.03	$1.06	—
2013	$1.00	$1.03	—
PIMCO VIT Low Duration Sub-Account (a):
2019	$0.88	$0.89	—
2018	$0.90	$0.88	—
2017	$0.92	$0.90	—
2016	$0.93	$0.92	—
2015	$0.96	$0.93	—
2014	$0.98	$0.96	—
2013	$ 1.01	$0.98	—
2012	$0.99	$ 1.01	—
2011	$ 1.01	$0.99	—
2010	$1.00	$ 1.01	—

2.95% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
PIMCO VIT Total Return Sub-Account (a):
2019	$1.00	$1.05	—
2018	$1.04	$1.00	—
2017	$1.02	$1.04	—
2016	$1.02	$1.02	—
2015	$1.05	$1.02	—
2014	$1.04	$1.05	—
2013	$1.09	$1.04	—
2012	$1.03	$1.09	—
2011	$1.02	$1.03	—
2010	$1.00	$1.02	—
Putnam VT Equity Income Sub-Account (p):
2019	$1.20	$1.52	—
2018	$1.35	$1.20	—
2017	$1.17	$1.35	—
2016	$1.06	$1.17	—
2015	$1.13	$1.06	—
2014	$1.03	$1.13	—
2013	$0.80	$1.03	—
2012	$0.69	$0.80	—
2011	$ 0.70	$0.69	—
2010	$0.64	$ 0.70	—
Putnam VT Growth Opportunities Sub-Account (o):
2019	$ 1.81	$2.40	—
2018	$1.82	$ 1.81	—
2017	$1.43	$1.82	—
2016	$1.43	$1.43	—
2015	$1.57	$1.43	—
2014	$1.48	$1.57	—
2013	$1.06	$1.48	—
2012	$0.95	$1.06	—
2011	$1.20	$0.95	—
2010	$1.02	$1.20	—
Putnam VT International Equity Sub-Account:
2019	$0.69	$0.84	—
2018	$0.88	$0.69	—
2017	$ 0.71	$0.88	—
2016	$0.75	$ 0.71	—
2015	$0.77	$0.75	—
2014	$0.86	$0.77	—
2013	$0.69	$0.86	—
2012	$0.58	$0.69	—
2011	$0.72	$0.58	—
2010	$0.67	$0.72	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
Putnam VT Sustainable Leaders Sub-Account (q):
2019	$ 1.70	$2.25	—
2018	$1.78	$ 1.70	—
2017	$1.42	$1.78	—
2016	$1.35	$1.42	—
2015	$1.40	$1.35	—
2014	$1.27	$1.40	—
2013	$0.96	$1.27	—
2012	$0.84	$0.96	—
2011	$0.92	$0.84	—
2010	$0.79	$0.92	—
SFT Core Bond Sub-Account (r)(u):
2019	$1.04	$ 1.10	—
2018	$1.08	$1.04	—
2017	$1.06	$1.08	—
2016	$1.05	$1.06	—
2015	$1.08	$1.05	—
2014	$1.05	$1.08	—
2013	$1.08	$1.05	4,170
2012	$1.04	$1.08	4,074
2011	$0.99	$1.04	4,413
2010	$0.93	$0.99	4,158
SFT Dynamic Managed Volatility Sub-Account (e)(s):
2019	$1.18	$1.39	—
2018	$1.26	$1.18	—
2017	$ 1.10	$1.26	—
2016	$1.04	$ 1.10	—
2015	$ 1.10	$1.04	—
2014	$1.05	$ 1.10	—
2013	$1.00	$1.05	—
SFT Government Money Market Sub-Account (s):
2019	$0.75	$0.74	—
2018	$0.77	$0.75	—
2017	$0.79	$0.77	—
2016	$ 0.81	$0.79	—
2015	$0.84	$ 0.81	—
2014	$0.86	$0.84	—
2013	$0.89	$0.86	—
2012	$ 0.91	$0.89	725
2011	$0.94	$ 0.91	728
2010	$0.97	$0.94	635

2.95% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT Index 400 Mid-Cap Sub-Account (s):
2019	$1.57	$1.92	—
2018	$1.83	$1.57	—
2017	$1.63	$1.83	—
2016	$1.40	$1.63	2,215
2015	$1.48	$1.40	991
2014	$1.40	$1.48	1,051
2013	$1.08	$1.40	1,100
2012	$0.95	$1.08	735
2011	$1.00	$0.95	760
2010	$0.82	$1.00	854
SFT Index 500 Sub-Account (s):
2019	$1.49	$1.90	—
2018	$1.62	$1.49	—
2017	$1.37	$1.62	—
2016	$1.27	$1.37	—
2015	$1.30	$1.27	—
2014	$1.18	$1.30	—
2013	$0.92	$1.18	—
2012	$0.82	$0.92	—
2011	$0.83	$0.82	—
2010	$0.75	$0.83	—
SFT International Bond Sub-Account (s):
2019	$1.24	$1.22	—
2018	$1.26	$1.24	—
2017	$1.28	$1.26	—
2016	$1.28	$1.28	—
2015	$1.38	$1.28	—
2014	$1.39	$1.38	—
2013	$1.44	$1.39	684
2012	$1.27	$1.44	704
2011	$ 1.31	$1.27	740
2010	$1.19	$ 1.31	725
SFT Managed Volatility Equity Sub-Account (n)(s):
2019	$1.05	$1.19	—
2018	$1.14	$1.05	—
2017	$ 1.01	$1.14	—
2016	$1.00	$ 1.01	—
2015	$1.00	$1.00	—
SFT Real Estate Securities Sub-Account (s):
2019	$1.25	$ 1.51	—
2018	$1.36	$1.25	—
2017	$1.33	$1.36	—
2016	$ 1.31	$1.33	—
2015	$1.28	$ 1.31	—
2014	$ 1.01	$1.28	—
2013	$1.03	$ 1.01	291
2012	$0.90	$1.03	309
2011	$0.88	$0.90	342
2010	$ 0.70	$0.88	405
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
SFT IvySM Growth Sub-Account (g)(h):
2019	$1.84	$2.44	—
2018	$1.85	$1.84	—
2017	$1.48	$1.85	—
2016	$ 1.51	$1.48	4,060
2015	$1.45	$ 1.51	2,746
2014	$1.32	$1.45	3,027
SFT IvySM Small Cap Growth Sub-Account (g)(i):
2019	$1.54	$1.84	—
2018	$1.65	$1.54	—
2017	$1.35	$1.65	—
2016	$1.15	$1.35	—
2015	$1.23	$1.15	—
2014	$1.16	$1.23	—
SFT T. Rowe Price Value Sub-Account (g)(k):
2019	$1.35	$1.65	—
2018	$1.54	$1.35	—
2017	$1.34	$1.54	—
2016	$1.25	$1.34	3,705
2015	$ 1.31	$1.25	1,826
2014	$1.23	$ 1.31	1,936
SFT Wellington Core Equity Sub-Account (g)(j):
2019	$1.47	$ 1.91	—
2018	$1.55	$1.47	—
2017	$ 1.31	$1.55	—
2016	$1.29	$ 1.31	—
2015	$ 1.31	$1.29	—
2014	$1.20	$ 1.31	—
Templeton Developing Markets VIP Sub-Account:
2019	$0.76	$0.94	—
2018	$0.93	$0.76	—
2017	$0.68	$0.93	—
2016	$0.60	$0.68	—
2015	$0.77	$0.60	—
2014	$0.86	$0.77	—
2013	$0.90	$0.86	—
2012	$0.82	$0.90	—
2011	$1.00	$0.82	—
2010	$0.88	$1.00	—
TOPS ® Managed Risk Balanced ETF Sub-Account (d):
2019	$0.99	$ 1.10	—
2018	$1.09	$0.99	—
2017	$ 1.01	$1.09	—
2016	$0.98	$ 1.01	—
2015	$1.06	$0.98	—
2014	$1.06	$1.06	—
2013	$ 1.01	$1.06	—
2012	$1.00	$ 1.01	—

2.95% Variable Account Charge Continued
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Flex ETF Sub-Account (f):
2019	$0.94	$1.05	—
2018	$1.04	$0.94	—
2017	$0.96	$1.04	—
2016	$0.94	$0.96	—
2015	$1.02	$0.94	—
2014	$1.02	$1.02	—
2013	$1.00	$1.02	—
TOPS ® Managed Risk Growth ETF Sub-Account (d):
2019	$1.02	$1.16	—
2018	$1.15	$1.02	—
2017	$ 1.01	$1.15	—
2016	$0.98	$ 1.01	—
2015	$ 1.11	$0.98	—
2014	$1.13	$ 1.11	—
2013	$1.00	$1.13	—
2012	$1.00	$1.00	—
	Unit value at beginning of period	Unit value at end of period	Number of units outstanding at end of period
TOPS ® Managed Risk Moderate Growth ETF Sub-Account (d):
2019	$1.03	$1.16	—
2018	$1.14	$1.03	—
2017	$1.03	$1.14	—
2016	$1.00	$1.03	—
2015	$ 1.10	$1.00	—
2014	$ 1.10	$ 1.10	—
2013	$ 1.01	$ 1.10	—
2012	$1.00	$ 1.01	—

(a)	Sub-Account was made available effective April 30, 2010.
(b)	Sub-Account was made available effective April 29, 2011.
(c)	Invesco V.I. Basic Balanced merged into Invesco Van Kampen V.I. Equity and Income effective May 2, 2011.
(d)	Sub-Account was made available effective May 1, 2012.
(e)	Sub-Account was made available effective May 1, 2013.
(f)	Sub-Account was made available effective October 4, 2013.
(g)	Sub-Account was made available effective May 1, 2014.
(h)	American Century VP Ultra®, Franklin Large Cap Growth VIP, Invesco V.I. American Franchise, Ivy Funds VIP Growth, MFS® Investors Growth Stock Series, and Oppenheimer Capital Appreciation/VA substituted into SFT IvySM Growth effective May 1, 2014.
(i)	Ivy Funds VIP Small Cap Growth and MFS® New Discovery Series substituted into SFT IvySM Small Cap Growth effective May 1, 2014.
(j)	Invesco V.I. Core Equity and Fidelity® VIP Funds Contrafund® substituted into SFT Wellington Core Equity (formerly SFT Pyramis® Core Equity) effective May 1, 2014.
(k)	American Century VP Value and MFS® Value Series substituted into SFT T. Rowe Price Value effective May 1, 2014.
(l)	Fidelity® VIP Funds High Income and Oppenheimer Global Strategic Income/VA substituted into Ivy VIP High Income effective May 1, 2014.
(m)	Sub-Account was made available effective May 1, 2015.
(n)	Sub-Account was made available effective November 23, 2015.
(o)	Putnam VT Voyager Fund merged into the Putnam VT Growth Opportunities Fund effective November 21, 2016.
(p)	Putnam VT Growth and Income Fund merged into the Putnam VT Equity Income Fund effective May 15, 2017.
(q)	Putnam VT Multi-Cap Growth Fund changed its name to Putnam VT Sustainable Leaders Fund effective April 30, 2018.
(r)	SFT Advantus Bond changed its name to SFT Core Bond effective May 1, 2018.
(s)	Securian Funds Trust removed the word “Advantus” from the portfolios' names effective May 1, 2018.
(t)	Ivy VIP Micro Cap Growth merged into Ivy VIP Small Cap Growth effective November 2, 2018.

(u)	SFT Mortgage Securities merged into SFT Core Bond effective November 30, 2018.
(v)	Oppenheimer Variable Account Funds merged into Invesco Variable Insurance Funds effective May 24, 2019.
(w)	MFS® VIT II International Value changed its name to MFS® VIT II International Intrinsic Value effective June 1, 2019.
(x)	American Funds IS Global Bond changed its name to American Funds IS Capital World Bond effective May 1, 2020.

Appendix B — Illustration of Variable Annuity Values
The illustration included in this Appendix shows the effect of investment performance on the monthly Variable Annuity income. The illustration assumes a gross investment return of: 0.00%, 6.82% and 10.00%.
For illustration purposes, an average annual expense equal to 2.32% of the average daily net assets is deducted from the gross investment return to determine the net investment return. The net investment return is then used to project the monthly Variable Annuity incomes. The average expense charge of 2.32% includes: 1.20% for mortality and expense risk, .15% for administrative fee and an average of 0.97% for the Fund management fee, other Fund expenses, and distribution fee. The average is calculated from the Total Annual Portfolio Company Operating Expenses and is based on the total annual Portfolio operating expenses with waivers or reductions applied.
The gross and net investment rates are for illustrative purposes only and are not a reflection of past or future performance. Actual Variable Annuity income will be more or less than shown if the actual returns are different than those illustrated.
The illustration assumes 100% of the assets are invested in the Sub-Account(s) of the Variable Annuity Account. For comparison purposes, a current Fixed Annuity income, available through the General Account, is also provided. The illustration assumes an initial interest rate, used to determine the first variable payment of 4.50%. After the first Variable Annuity Payment future payments will increase if the annualized net rate of return exceeds the initial interest rate, and will decrease if the annualized net rate of return is less than the initial interest rate.
The illustration provided is for a male, age 65, selecting a life and 10 year certain annuity option with $100,000 of non-qualified funds, residing in the State of Minnesota. This illustration is based on average Fund expenses. Upon request, a similar illustration specific to your situation and Fund election may be available.
Variable Annuity Income — Hypothetical Illustration
Annuity Income Option — Life Annuity with 10 Year Period Certain
Prepared for: Client
Variable Contribution: $100,000.00
Initial Variable Monthly Income: $612.09
The illustration below shows how investment returns may affect Variable Annuity income payments. This illustration is hypothetical and is not intended to project or predict investment results.
Annuity income payments will increase if the returns on your investments are greater than the total of the Assumed Investment Return (AIR) and your annual contract expenses.
Annuity income payments will decrease if the returns on your investments are less than the total of the Assumed Investment Return (AIR) and your annual contract expenses.
An AIR of 4.50% annually is used for calculating the initial income payment. More information on the annual expense charges for this contract can be found in the prospectus.
The graph and table below show how annual gross investment returns of 0%, 6.82% and 10.00% would affect annuity income payments. The calculated income shown is after the deduction of all contract expenses (based on your investment allocation).
In the example below, the annuity income amount shown assumes a constant annual investment return. The actual rate of return and resulting annuity income payments will vary over time.

Variable Annuity Income — Hypothetical
Variable Annuity Income — Supporting Detail
	Monthly Annuity Income Based on Hypothetical Rate of Return
Beginning of Year	Age	0.00% Gross (-2.32% Net)	6.82% Gross (4.50% Net)	10.00% Gross (7.68% Net)
1	65	$ 612	$612	$ 612
4	68	$500	$612	$ 670
7	71	$408	$612	$ 733
10	74	$333	$612	$ 802
13	77	$272	$612	$ 877
16	80	$222	$612	$ 960
19	83	$182	$612	$1,050
22	86	$148	$612	$1,149
25	89	$ 121	$612	$1,257
28	92	$ 99	$612	$1,375
31	95	$ 81	$612	$1,504
34	98	$ 66	$612	$1,646
If you applied the amount of your Purchase Payment allocated to variable to a Fixed Annuity on the quotation date of this illustration, your Fixed Annuity income would be $467.14.
ILLUSTRATION OF MARKET VALUE ADJUSTMENTS
The following are examples of Market Value Adjustment (MVA) calculations using hypothetical Swap Rates. The “Swap Rate” is the weekly average of the “Interest Rate Swap” rates as reported in Federal Reserve Bulletin Release H.15. Amounts withdrawn, surrendered, applied to provide Annuity Payments, or transferred from the Guarantee Periods of the Guaranteed Term Account prior to their renewal date may be subject to a Market Value Adjustment. As the examples below illustrate, the MVA may be either a negative or positive value. These examples do not include the effect of any deferred sales charge that may be assessed under the contract upon withdrawal and surrender.

The MVA factor is equal to:
where	i	=	Swap Rate for the week prior to the date of allocation into the Guaranteed Term Account for a maturity equal to the Guarantee Period.
	j	=	Swap Rate for the week prior to the date of withdrawal, surrender, application to provide Annuity Payments or transfer with a maturity equal to the number of whole months remaining in the Guarantee Period.
	n	=	the number of whole months remaining in the Guarantee Period.
The amount of the MVA will never exceed, in a positive or negative direction, the excess interest earned on the Guarantee Period from which the withdrawal, surrender, amount applied to provide Annuity Payments, or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned on each allocation into a Guarantee Period of the Guaranteed Term Account in excess of interest earned based on the minimum guaranteed interest rate.
Example 1: Negative MVA
In this example, the Swap Rate at the time of the withdrawal is higher than the Swap Rate as of the date of allocation. Therefore, there is a negative MVA and the resultant payment is reduced by that amount.
MVA factor:
For purposes of this example, the Swap Rate at allocation is 4% and the Swap Rate at withdrawal is 6%. A withdrawal of $10,000 is made from the 5 year Guaranteed Term Account 11 months after the date of allocation.
The dollar amount of Market Value Adjustment would be $10,000×–0.083689 = –$836.89 and the resultant payment would be $10,000 – $836.89 = $9,163.11.
In addition to the Market Value Adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The Market Value Adjustment is done before application of any deferred sales charge.
Example 2: Positive MVA
In this example, the Swap Rate at the time of the withdrawal is lower than the Swap Rate as of the date of allocation. Therefore, there is a positive MVA and the resultant payment is increased by that amount.
MVA factor:
For purposes of this example, the Swap Rate at allocation is 6% and the Swap Rate at withdrawal is 4%. A withdrawal of $10,000 is made from the 5 year Guaranteed Term Account 11 months after the date of allocation.
The dollar amount of Market Value Adjustment would be $10,000×0.070340 = $703.40 and the resultant payment would be $10,000 + $703.40 = $10,703.40.

In addition to the Market Value Adjustment, withdrawals and surrenders may be subject to a deferred sales charge as described in the contract. The Market Value Adjustment is done before application of any deferred sales charge.

Appendix C — Types of Qualified Plans
Tax qualified plans provide tax deferral. If you purchase an annuity contract in a tax qualified plan, the tax deferral feature of the annuity is redundant and offers you no additional advantage. You should purchase the annuity for reasons other than tax deferral when part of a qualified plan.
Public School Systems and Certain Tax Exempt Organizations
This annuity contract will no longer be issued to Section 403(b) Plans effective May 1, 2008.
Under the Code, Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.
Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 ½, severance from employment, disability, or financial hardship. Income attributable to elective contributions may not be distributed in the case of hardship.
The most comprehensive regulations under Code Section 403(b) since 1964 have been issued by the IRS. The regulations impose increased compliance obligations on employers and others involved in a Code Section 403(b) arrangement, including written plan documentation for all Code Section 403(b) plans. The regulations are generally effective January 1, 2009. You should consult a qualified tax advisor regarding the impact of these new regulations on your plan.
This annuity contract does not support plan loans, even if your plan may allow it.
Individual Retirement Annuities
Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Annuity, (an “IRA”). Distributions from certain other types of qualified plans may be “rolled over” on a tax-deferred basis into an IRA. The sale of a contract for use with an IRA will be subject to IRS mandated special disclosure requirements. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agencies. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. A Qualified Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. You should seek competent advice as to the suitability of the contract for use with IRAs.
Earnings in an IRA are not taxed until distribution. IRA contributions are subject to certain limits each year and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed at ordinary income rates when distributed from the IRA. Distributions prior to age 59 ½ (unless certain exceptions apply) are subject to a 10% penalty tax.
A portion of the amount distributed from an IRA may be taxable based on the ratio of the “investment in the contract” to the individual’s balance in the IRA, generally the value of the IRA. The “investment in the contract” generally equals the nondeductible contributions to an IRA. The “investment in the contract” can be zero.
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Simplified Employee Pension (SEP) IRAs
Employers may establish Simplified Employee Pension (SEP) IRAs under Code Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.
Simple IRAs
Certain small employers may establish Simple IRAs as provided by Section 408(p) of the Code, under which employees may elect to defer a certain percentage of their compensation (as increased for cost of living adjustments). The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 ½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.
Roth IRAs
Section 408A of the Code permits certain eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, must be made in cash or as a rollover or conversion from another Roth IRA or a traditional IRA. A rollover from, or conversion of, a traditional IRA to a Roth IRA may be subject to tax, deferred sales charges and other special rules may apply.
Qualified distributions from a Roth IRA, as defined by the Code, generally are excluded from gross income. Qualified distributions include those distributions made more than five years after the taxable year of the first contribution to the Roth IRA, but only if : (1) the annuity Owner has reached age 59 ½; (2) the distribution is paid to a beneficiary after the Owner’s death; (3) the annuity Owner becomes disabled; or (4) the distribution will be used for a first time home purchase and does not exceed $10,000. Non-Qualified distributions are includable in gross income only to the extent they exceed contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to a 10% penalty tax.
In addition, state laws may not completely follow the federal tax treatment of Roth IRAs. You should consult your tax adviser for further information regarding Roth IRAs.
Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans
Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans permit the purchase of the contracts to accumulate retirement savings under the plans for employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.
Deferred Compensation Plans
Code Section 457 provides for certain deferred compensation plans. These plans may be offered for service to state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages. With respect to non-governmental Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the
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employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. Under the provisions of the Small Business Job Protection Act of 1996, all of the assets and income of a governmental plan maintained by an eligible employer as a Section 457 plan must be held in trust or in a qualifying custodial account or annuity contract held for the exclusive benefit of plan participants and beneficiaries.
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Appendix D — Examples Illustrating the Guaranteed Income Provider Benefit Option
The Guaranteed Income Provider Benefit Option is no longer available. The illustration below is designed to help show how the Guaranteed Income Provider Benefit option functions. A complete description of the optional contract feature can be found in the prospectus section titled “Other Contract Options — Guaranteed Income Provider Benefit Option”.
Contract Anniversary	Age	Purchase Payments	Withdrawals	Contract Value	Highest Anniversary Value	5% Increase Value	Guaranteed Income Provider Basis
0	65	10,000	—	10,700	10,000	10,000	10,000
1	66	—	—	10,250	10,250	10,500	10,500
2	67	1,500	—	12,000	12,000	12,525	12,525
3	68	—	500	11,000	11,500	12,651	12,651
4	69	—	—	14,000	14,000	13,284	14,000
5	70	—	2,000	11,500	11,926	11,882	11,926
6	71	—	—	10,000	11,926	12,476	12,476
7	72	—	—	12,000	12,000	13,099	13,099
8	73	—	—	10,200	12,000	13,754	13,754
9	74	—	—	11,500	12,000	14,442	14,442
10	75	—	—	14,500	14,500	15,164	15,164
To illustrate the guaranteed income provider benefit option, assume a contract is issued to an Owner at age 65. An initial Purchase Payment of $10,000 is made at contract issue and a subsequent Purchase Payment of $1,500 is made on the second Contract Anniversary. A Credit Enhancement of $700 is added at contract issue. Both Purchase Payments are allocated to the Variable Annuity Account. Withdrawals of $500 and $2,000 are assumed to occur on the third Contract Anniversary and the fifth Contract Anniversary, respectively. Values shown above have been rounded to the nearest dollar.
On the second Contract Anniversary, the additional Purchase Payment is included in the Contract Value of $12,000 which becomes the new highest anniversary value. The prior 5% increase value is accumulated at 5% and then increased by the new Purchase Payment. The 5% increase value exceeds the highest anniversary value and therefore the guaranteed income provider basis is increased to $12,525.
The withdrawal on the third Contract Anniversary is less than 5% of the highest anniversary value ($600) and 5% of the 5% increase value ($626.25) as of the prior Contract Anniversary. Therefore, the withdrawal adjustment for both the highest anniversary value and the 5% increase value is applied on a dollar-for-dollar basis. Since the current Contract Value is less than the prior highest anniversary value the prior value is simply reduced by the amount of the withdrawal (12,000 – 500). The 5% increase value is first increased by 5% and then the withdrawal is subtracted (12,525 x 1.05 – 500). The resulting 5% increase value exceeds the highest anniversary value and therefore the guaranteed income provider basis is increased to $12,651.
On the fifth Contract Anniversary the withdrawal is greater than 5% of the highest anniversary value ($700) and 5% of the 5% increase value ($664) as of the prior Contract Anniversary. Therefore, the withdrawal adjustment for both the highest anniversary value and 5% increase value is applied on a pro rata basis. The Contract Value prior to the withdrawal is $13,500 so the adjustment to the highest anniversary value is $14,000 – $14,000 x (2,000 / 13,500) with a resulting highest anniversary value of 11,925.93. The 5% increase value is first accumulated at 5% resulting in a value of $13,948 (12,651 x 1.05) and then adjusted pro rata for the withdrawal as follows: $13,948 – 13,948 x (2,000 / 13,500) = $11,881.63. The adjusted highest anniversary value exceeds the adjusted 5% increase value therefore the guaranteed income provider basis is $11,926 after the withdrawal.
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Appendix E — Examples of the Guaranteed Minimum Withdrawal Benefit Option
Below are several examples that are designed to help show how the Guaranteed Minimum Withdrawal Benefit Option functions. A complete description of the optional contract feature can be found in the prospectus section “Other Contract Options — Guaranteed Minimum Withdrawal Benefit (GMWB) Option”.
Example #1 — Initial values on the effective date based on an initial Purchase Payment of $100,000.
Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Withdrawal (GAW)
Beginning of Year 1	$0	$100,000	0	$107,000	$100,000	$7,000

Example #2 — Subsequent Purchase Payment received during first Contract Year and before any withdrawals have been taken.
If additional Purchase Payments are received, the GWB will increase by the amount of the Purchase Payment. The GAW will be recalculated as the greater of the previous GAW or 7% of the new GWB.
Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Withdrawal (GAW)
Beginning of Year 1	$ 0	$100,000	0	$ 107,000	$ 100,000	$7,000
Activity	$102,000	$ 20,000	0	$123,400	$120,000	$8,400

Example #3 — Cumulative withdrawals during the second Contract Year not exceeding the GAW.
While the rider is in effect, the client may make cumulative withdrawals up to the GAW each Contract Year without any adjustment to the GAW. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAW not withdrawn during a Contract Year may not be carried over to the next Contract Year.
Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Withdrawal (GAW)
Beginning of Year 1	$ 0	$100,000	—	$ 107,000	$ 100,000	$7,000
Activity	$102,000	$ 20,000	—	$123,400	$120,000	$8,400
Beginning of Year 2	—	—	—	—	$120,000	$8,400
Activity (withdrawal)	$ 119,000	—	$8,400	$ 110,600	$ 111,600	$8,400

Example #4 — Cumulative withdrawals during third Contract Year exceeding GAW.
The client may withdraw more than the GAW in any Contract Year. Any withdrawal in excess of the GAW, will cause an immediate adjustment to the GWB and a recalculation of the GAW. The remaining GWB will be adjusted to the lesser of the Contract Value following the excess withdrawal or the GWB reduced by the amount of the
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withdrawal on a dollar-for-dollar basis. If Contract Values are declining, this can create a significant loss in guaranteed benefit. The GAW will be recalculated to the lesser of: (a) GAW before excess withdrawal; (b) greater of: 7% of new GWB or 7% of Contract Value following withdrawal.
Contract Years	Contract Value before Activity	Payments Received	Purchase Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Withdrawal (GAW)
Beginning of Year 1	$ 0	$100,000	—	$ 107,000	$ 100,000	$7,000
Activity	$102,000	$ 20,000	—	$123,400	$120,000	$8,400
Beginning of Year 2	—	—	—	—	$120,000	$8,400
Activity (withdrawal)	$ 119,000	—	$8,400	$ 110,600	$ 111,600	$8,400
Beginning of Year 3	—	—	—	—	$ 111,600	$8,400
Activity (withdrawal)	$ 112,000	—	$8,400	$ 103,600	$ 103,200	$8,400
Activity (excess withdrawal)	$ 99,000	—	$5,000	$ 94,000	$ 94,000	$6,580

Example #5 — A reset in the GWB is elected at the beginning of Contract Year 7. This example assumes that cumulative withdrawals for Contract Years 4, 5 and 6 do not exceed the GAW and that no additional Purchase Payments are made during these Contract Years.
An optional reset may be elected on any anniversary beginning 3 years after the rider was added to the contract if the current Contract Value is greater than the current GWB. Election of the reset option will increase the charge if the current charge is greater. Once the reset has been elected, another reset may not be elected for another 3 years. When the reset is elected, the GWB will increase to the current Contract Value and the GAW will be recalculated to the greater of the prior GAW or 7% of the new GWB.
Contract Years	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Withdrawal (GAW)
Beginning of Year 1	$ 0	$100,000	—	$ 107,000	$ 100,000	$7,000
Activity	$102,000	$ 20,000	—	$123,400	$120,000	$8,400
Beginning of Year 2	—	—	—	—	$120,000	$8,400
Activity (withdrawal)	$ 119,000	—	$8,400	$ 110,600	$ 111,600	$8,400
Beginning of Year 3	—	—	—	—	$ 111,600	$8,400
Activity (withdrawal)	$ 112,000	—	$8,400	$ 103,600	$ 103,200	$8,400
Activity (excess withdrawal)	$ 99,000	—	$5,000	$ 94,000	$ 94,000	$6,580
Beginning of Year 4	—	—	—	—	$ 94,000	$6,580
Activity (withdrawal)	$ 88,500	—	$6,580	$ 81,920	$ 87,420	$6,580
Beginning of Year 5	—	—	—	—	$ 87,420	$6,580
Activity (withdrawal)	$ 89,600	—	$6,580	$ 83,020	$ 80,840	$6,580
Beginning of Year 6	—	—	—	—	$ 80,840	$6,580
Activity (withdrawal)	$ 90,330	—	$6,580	$ 83,750	$ 74,260	$6,580
Beginning of Year 7 immediately before reset	$ 85,000	—	—	$ 85,000	$ 74,260	$6,580
Beginning of Year 7 immediately after reset	$ 85,000	—	—	$ 85,000	$ 85,000	$6,580
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Appendix F — Examples of the Guaranteed Lifetime Withdrawal Benefit Option
Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit Option functions. A complete description of the optional contract feature can be found in the prospectus section “Other Contract Options — Guaranteed Lifetime Withdrawal Benefit (GLWB) Option”. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the product feature can be impacted by Sub-Account gain or loss.
Example #1 — Initial values on the effective date are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner.
Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	65	$0	$100,000	$0	$107,000	$100,000	$5,000

Example #2 — Subsequent Purchase Payment received during first Contract Year and before any withdrawals have been taken.
If additional Purchase Payments are received, the GWB will increase by the amount of the Purchase Payment. The GAI will be increased by an amount equal to the amount of the Purchase Payment times the applicable Annual Income Percentage based on the Owner’s age at the time of the Purchase Payment.
Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	65	$ 0	$100,000	$0	$ 107,000	$ 100,000	$5,000
Activity	—	$102,000	$ 20,000	$0	$123,400	$120,000	$6,000

Example #3 — Cumulative withdrawals during the second Contract Year not exceeding the GAI.
While the rider is in effect, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a Contract Year may not be carried over to the next Contract Year.
Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	65	$ 0	$100,000	$ 0	$ 107,000	$ 100,000	$5,000
Activity	—	$102,000	$ 20,000	$ 0	$123,400	$120,000	$6,000
Beginning of Year 2	66	—	—	—	—	$120,000	$6,000
Activity (withdrawal)	—	$ 116,600	—	$6,000	$ 110,600	$ 114,000	$6,000

Example #4 — Withdrawals during third Contract Year exceeding GAI.
The client may withdraw more than the GAI in any Contract Year. Any withdrawal in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the Contract Value immediately prior to the excess portion of the withdrawal. If Contract Values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the Contract Value immediately prior to the excess portion of the withdrawal.
Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	65	$ 0	$100,000	$ 0	$ 107,000	$ 100,000	$5,000
Activity	—	$102,000	$ 20,000	$ 0	$123,400	$120,000	$6,000
Beginning of Year 2	66	—	—	—	—	$120,000	$6,000
Activity (withdrawal)	—	$ 116,600	—	$ 6,000	$ 110,600	$ 114,000	$6,000
Beginning of Year 3	67	—	—	—	—	$ 114,000	$6,000
Activity (excess withdrawal)	—	$ 111,600	—	$11,000	$ 100,600	$ 102,886	$ 5,716

Example #5 — An automatic Guaranteed Annual Income Reset occurs at the beginning of Contract Year 4. This example assumes that cumulative withdrawals for Contract Years 1, 2, and 3 do not exceed the GAI and that no additional Purchase Payments are made during these Contract Years.
A GAI Reset is automatic beginning 3 years after the GLWB rider was added to the contract. Once the reset has occurred, another reset will not occur for another 3 years. This income reset provision only applies to the GAI. When the reset occurs, the GAI will be calculated as the Annual Income Percentage based on the age at the time of the income reset times the greater of the GWB or the current Contract Value, but not less than the GAI prior to the income reset.
Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	65	$ 0	$100,000	$ 0	$ 107,000	$ 100,000	$5,000
Activity	—	$102,000	$ 20,000	$ 0	$123,400	$120,000	$6,000
Beginning of Year 2	66	—	—	—	—	$120,000	$6,000
Activity (withdrawal)	—	$ 116,600	—	$6,000	$ 110,600	$ 114,000	$6,000
Beginning of Year 3	67	—	—	—	—	$ 114,000	$6,000
Activity (withdrawal)	—	$ 111,600	—	$6,000	$ 105,600	$ 108,000	$6,000
Beginning of Year 4	68	—	—	—	—	$ 108,000	$6,000
Income Reset Provision	—	—	—	—	$ 115,000	$ 108,000	$6,000
Beginning of Year 5	69	—	—	—	—	$ 108,000	$6,000
Activity (withdrawal)	—	$ 118,600	—	$6,000	$ 112,600	$ 102,000	$6,000
Beginning of Year 6	70	—	—	—	—	$ 102,000	$6,000
Activity (withdrawal)	—	$ 115,800	—	$6,000	$ 109,800	$ 96,000	$6,000
Beginning of Year 7	71	—	—	—	—	$ 96,000	$6,000
Income Reset Provision	—	—	—	—	$ 113,500	$ 96,000	$6,243

Example #6 — GLWB added on 2nd Contract Anniversary. Subsequent Purchase Payments received the following year when the Owner is at a different Annual Income Percentage.
The GLWB benefit may be added at issue or within 30 days prior to any Contract Anniversary. At the time of election, the GWB value will be set to the current Contract Value and the GAI will be calculated using the Annual Income Percentage based on the age of the oldest Owner at the time of election. If a subsequent Purchase Payment is received when the oldest Owner is in an older age band (a higher Annual Income Percentage) the new money will receive the higher Annual Income Percentage and the GAI will increase by an amount equal to the amount the Purchase Payment times the Annual Income Percentage.
Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	—	$ 0	$100,000	$ 0	$ 107,000	—	—
Activity	—	$102,000	$ 20,000	$ 0	$123,400	—	—
Beginning of Year 2	—	—	—	—	—	—	—
Activity (withdrawal)	—	$ 116,600	—	$6,000	$ 110,600	—	—
Beginning of Year 3 — add GLWB	59	—	—	—	$ 103,600	$103,600	$4,144
Beginning of Year 4	60	—	—	—	—	$103,600	$4,144
Activity	—	$ 110,000	$ 10,000	$ 0	$120,000	$ 113,600	$4,644
Beginning of Year 5	61	—	—	—	$123,000	$ 113,600	$4,644

Example #7 — A GMWB contract converts to a GLWB on the 2nd Contract Anniversary where the Contract Value is greater than the GWB amount.
Contracts with the GMWB feature may elect to convert to the GLWB feature within 30 days prior to any Contract Anniversary, as long as the client is within the eligible age limits. As of the Contract Anniversary date, the GMWB guarantees will terminate. For the GLWB benefit, the GWB value will be set to the current Contract Anniversary value and the GAI calculated using the Annual Income Percentage based on the oldest Owner’s age at the time of the conversion. The GWB will increase if the Contract Value is greater than the GWB value from the GMWB feature at the time of conversion.
Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	—	$ 0	$100,000	$ 0	$ 107,000	$ 100,000	$7,000
Activity	—	$ 102,000	$ 20,000	$ 0	$123,400	$120,000	$8,400
Beginning of Year 2	—	—	—	—	—	$120,000	$8,400
Beginning of Year 3 — convert to GLWB	67	—	—	—	$132,000	$132,000	$6,600
Activity (withdrawal)	—	$133,600	—	$6,600	$127,000	$125,400	$6,600

Example #8 — A GMWB contract converts to a Lifetime GMWB on the 2nd Contract Anniversary where the Contract Value is less than the GWB amount.
Contracts with the GMWB feature may elect to convert to a lifetime GMWB within 30 days prior to any Contract Anniversary. As of the Contract Anniversary date, the GMWB guarantees will terminate. For the GLWB feature, the GWB value will be set to the current Contract Anniversary value and the lifetime GAI calculated using the Annual Income Percentage based on the oldest Owner’s age at the time of conversion. The GWB will decrease at conversion if the Contract Value is less than the GWB value from the GMWB feature at the time of conversion.
Contract Years	Attained Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	—	$ 0	$100,000	$ 0	$ 107,000	$ 100,000	$7,000
Activity	—	$102,000	$ 20,000	$ 0	$123,400	$120,000	$8,400
Beginning of Year 2	—	—	—	—	—	$120,000	$8,400
Beginning of Year 3 — convert to GLWB	67	—	—	—	$ 117,000	$ 117,000	$5,850
Activity (withdrawal)	—	$ 117,100	—	$5,850	$ 111,250	$ 111,150	$5,850

Appendix G — Examples Illustrating Recapture of Credit Enhancements
Example #1 — Right of Cancellation or “Free Look”.
In the event the contract is cancelled and returned during the free look period, we will refund the current Contract Value less any Credit Enhancements applied to the contract. The Owner bears the investment risk for the Purchase Payment(s) and Credit Enhancement(s) during this period. For example:
Purchase Payment = $100,000
Credit Enhancement = $7,000
Contract Value at Issue = $107,000
Assume the Contract Value on the Valuation Date has decreased to $106,000 due to poor Fund performance. The amount refunded as a result of the free look cancellation is $99,000 ($106,000 – $7,000).
Example #2 — Death Benefit Payment.
The death benefit will be calculated according to the death benefit option elected at the time of contract issue. Any death benefit paid to a beneficiary will be reduced by the amount of Credit Enhancement(s) received within the last 12 months. For example:
Initial Purchase Payment = $100,000
Credit Enhancement = $7,000
Subsequent Purchase Payment Fourth month following contract issue = $50,000
Credit Enhancement = $3,500
Assume a death benefit of $170,000 becomes payable 15 months after contract issue. No Recapture is applied to the first Credit Enhancement because it was added to the contract more than 12 months prior. The second Credit Enhancement is within the first 12 months so Recapture applies. The adjusted death benefit would be $170,000 – $3,500 = $166,500. If there are two beneficiaries, each entitled to 50% of the death benefit; they would each receive $83,250.
Example #3 — Credit Enhancement Vesting and Surrender.
Credit enhancements will vest 1/7 on each Contract Anniversary. After seven Contract Years, all Credit Enhancements will be fully vested. For example:
Purchase Payment = $100,000
Credit Enhancement = $7,000
Assuming there are no transactions resulting in Recapture, the Credit Enhancement would vest as follows:

Contract Year	Percentage Vested	Vested Credit Enhancement	Unvested Credit Enhancement
1 (issue date up to the 1st Contract Anniversary)	0%	$ 0	$7,000
2	14.2857%	$1,000	$6,000
3	28.5714%	$2,000	$5,000
4	42.8571%	$3,000	$4,000
5	57.1429%	$4,000	$3,000
6	71.4286%	$5,000	$2,000
7	85.7143%	$6,000	$1,000
8+	100.0000%	$7,000	$ 0
Upon surrender, the entire Contract Value is withdrawn, resulting in 100% of the unvested Credit Enhancement subtracted from the Contract Value. Other charges may also apply upon surrender.
Example #4 — Recapture on Withdrawal.
Purchase Payment = $100,000
Credit Enhancement = $7,000
Assume a withdrawal request of $15,000 is received during the 4th Contract Year when the Contract Value prior to the withdrawal is $130,000.
Assuming no prior transactions that were subject to Recapture, the unvested Credit Enhancement is $4,000 as of the prior (3rd) Contract Anniversary. With no prior withdrawals, the free withdrawal amount would be $10,000. The Recapture amount is equal to the amount withdrawn in excess of the free withdrawal, divided by the Contract Value immediately prior to the withdrawal, and multiplied by the unvested Credit Enhancement. The unvested Credit Enhancement will be reduced by the amount of the Recapture.
Recapture = ($15,000 – $10,000)/$130,000 x $4,000 = $153.85
Remaining unvested Credit Enhancement = $4,000 – $153.85 = $3,846.15.
The applicable deferred sales charge percentage during the 4th Contract Year is 5.90%. Deferred sales charge is applied to Purchase Payments withdrawn in excess of the free withdrawal amount.
Deferred sales charge = ($15,000 – $10,000) x ..059 = $295
The net withdrawal prior to any withholding for taxes is the amount of the withdrawal request less Recapture and deferred sales charge.
Net withdrawal = $15,000 – 153.85 – 295 = $14,551.15
Example #5 — Recapture when Amounts are applied to Provide Annuity Payments.
If the entire Contract Value is applied to provide Annuity Payments, the amount of any unvested Credit Enhancement will be deducted from the value. For example:
Purchase Payment = $100,000
Credit Enhancement = $7,000

Assuming there are no previous transactions resulting in Recapture, the entire value is applied to provide Annuity Payments in the 6th Contract Year. The amount of unvested Credit Enhancement = $7,000 x 2/7 = $2,000. If the Contract Value was $180,000, the amount available to provide Annuity Payments prior to any applicable deduction for premium tax is $180,000 – $2,000 = $178,000.
If only a portion of the Contract Value is applied to provide Annuity Payments, the amount of Recapture will be determined following the same process as a withdrawal as shown in Example #4, without the application of a free withdrawal amount or deferred sales charge. In the example above, if 50% of the Contract Value was applied to provide Annuity Payments, the adjustment for the unvested Credit Enhancement would be $90,000/$180,000 x $2,000 = $1,000. The amount applied to provide Annuity Payments, prior to any applicable deduction for premium tax is $90,000 – $1,000 = $89,000.

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Appendix H — Examples of the Guaranteed Lifetime Withdrawal Benefit II — Single and Joint Options
Below are several examples that are designed to help show how the Guaranteed Lifetime Withdrawal Benefit II options function. A complete description of the optional contact feature can be found in the prospectus sections “Other Contract Options — Guaranteed Lifetime Withdrawal Benefit II — Single Option (GLWB II — Single)” and “Other Contract Options — Guaranteed Lifetime Withdrawal Benefit II — Joint Option (GLWB II — Joint)”. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss.
Example #1 — Initial values on the effective date based on an initial Purchase Payment of $100,000.
The GWB is set equal to the initial Purchase Payment and the GAI is 5% of the GWB.
Contract Years	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$0	$100,000	$0	$107,000	$100,000	$5,000

Example #2 — Subsequent Purchase Payment received during first Contract Year and before any withdrawals have been taken
If additional Purchase Payments are received, the GWB will increase by the amount of the Purchase Payment. The GAI will be increased by an amount equal to the amount of the Purchase Payment multiplied by 5%.
Contract Years	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$ 0	$100,000	$0	$ 107,000	$ 100,000	$5,000
Activity	$102,000	$ 20,000	$0	$123,400	$120,000	$6,000

Example #3 — Guaranteed Withdrawal Benefit Enhancement and Guaranteed Annual Income Reset.
On each Contract Anniversary prior to the first withdrawal, for up to 10 years following the election of the rider, there will be a Guaranteed Withdrawal Benefit enhancement. The GWB will be increased by 5% of the GWB prior to the enhancement and the GAI will be increased to 5% of the GWB following the enhancement.
An automatic Guaranteed Annual Income Reset will occur on every Contract Anniversary through age 85. The GWB will be reset to the greater of the prior GWB or the current Contract Value. The GAI will be recalculated to 5% of the reset GWB, but will never be lower than the GAI immediately prior to the reset.
The Guaranteed Withdrawal Benefit enhancement will occur prior to the Guaranteed Withdrawal Benefit Reset on any Contract Anniversary where both are applicable.

Contract Years	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$ 0	$100,000	$0	$ 107,000	$ 100,000	$5,000
Activity	$ 102,000	$ 20,000	$0	$123,400	$120,000	$6,000
Enhancement	$128,000	$ 0	$0	$128,000	$126,000	$6,300
Income Reset	$128,000	$ 0	$0	$128,000	$128,000	$6,400
Beginning of Year 2	$128,000	$ 0	$0	$128,000	$128,000	$6,400
Enhancement	$130,000	$ 0	$0	$130,000	$134,400	$6,720
Income Reset	$130,000	$ 0	$0	$130,000	$134,400	$6,720
Beginning of Year 3	$130,000	$ 0	$0	$130,000	$134,400	$6,720

Example #4 — Withdrawal prior to the Benefit Date.
Any withdrawal prior to the Benefit Date will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the result of the ratio of the withdrawal to the Contract Value immediately prior to such withdrawal. The GAI will be recalculated to 5% of the GWB following the withdrawal.
Contract Years	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$ 0	$100,000	$ 0	$ 107,000	$ 100,000	$5,000
Activity	$ 102,000	$ 20,000	$ 0	$123,400	$120,000	$6,000
Enhancement	$124,000	$ 0	$ 0	$124,000	$126,000	$6,300
Income Reset	$124,000	$ 0	$ 0	$124,000	$126,000	$6,300
Beginning of Year 2	$124,000	$ 0	$ 0	$124,000	$126,000	$6,300
Activity (withdrawal)	$125,000	$ 0	$6,300	$ 118,700	$ 119,650	$5,983

Example #5 — Cumulative withdrawals after the Benefit Date not exceeding the GAI.
The client may make cumulative withdrawals up to the GAI each Contract Year following the Benefit Date without any adjustment to the GAI. The GWB will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis. Any portion of the GAI not withdrawn during a Contract Year may not be carried over to the next Contract Year.
Contract Years	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$ 0	$100,000	$ 0	$ 107,000	$ 100,000	$5,000
Activity	$ 102,000	$ 20,000	$ 0	$123,400	$120,000	$6,000
Enhancement	$124,000	$ 0	$ 0	$124,000	$126,000	$6,300
Income Reset	$124,000	$ 0	$ 0	$124,000	$126,000	$6,300
Beginning of Year 2	$124,000	$ 0	$ 0	$124,000	$126,000	$6,300
Activity (withdrawal)	$125,000	$ 0	$6,300	$ 118,700	$ 119,700	$6,300
Income Reset	$130,000	$ 0	$ 0	$130,000	$130,000	$6,500
Beginning of Year 3	$130,000	$ 0	$ 0	$130,000	$130,000	$6,500

Example #6 — Cumulative withdrawals after the Benefit date exceeding the GAI.
The client may withdraw more than the GAI in any Contract Year following the Benefit Date. Any withdrawal following the benefit date in excess of the GAI will cause an immediate adjustment to both the GWB and GAI. The GWB will be reduced by the ratio of the excess withdrawal to the Contract Value immediately prior to the excess portion of the withdrawal. If Contract Values are declining, this can create a larger loss in GWB. The GAI will be reduced by the result of the ratio of the excess withdrawal to the Contract Value immediately prior to the excess portion of the withdrawal.
Contract Years	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$ 0	$100,000	$ 0	$ 107,000	$ 100,000	$5,000
Activity	$ 102,000	$ 20,000	$ 0	$123,400	$120,000	$6,000
Enhancement	$124,000	$ 0	$ 0	$124,000	$126,000	$6,300
Income Reset	$124,000	$ 0	$ 0	$124,000	$126,000	$6,300
Beginning of Year 2	$124,000	$ 0	$ 0	$124,000	$126,000	$6,300
Activity (withdrawal)	$125,000	$ 0	$ 6,300	$ 118,700	$ 119,700	$6,300
Income Reset	$120,000	$ 0	$ 0	$120,000	$120,000	$6,300
Beginning of Year 3	$120,000	$ 0	$ 0	$120,000	$120,000	$6,300
Activity (withdrawal)	$122,000	$ 0	$10,000	$ 112,000	$ 110,064	$6,099

Example #7 — A GMWB contract converts to a GLWB II on the 2nd Contract Anniversary.
Contracts with the GMWB option may elect to convert to the GLWB II — Single or GLWB II — Joint option within 30 days prior to any Contract Anniversary, subject to applicable age limits. As of the Contract Anniversary date, the GMWB guarantees will terminate. For the GLWB II benefit, the GWB value will be set to the current Contract Anniversary value and the GAI calculated as 5% of the GWB. The GWB will increase if the Contract Value is greater than the GWB value from the GMWB feature at the time of conversion. The GWB will decrease at conversion if the Contract Value is less than the GWB value from the GMWB option at the time of conversion.
Contract Years	Contract Value Before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value After Activity	Guaranteed Withdrawal Benefit (GWB)	Guaranteed Annual Income (GAI)
Beginning of Year 1	$ 0	$100,000	$ 0	$ 107,000	$ 100,000	$7,000
Activity	$ 102,000	$ 20,000	$ 0	$123,400	$120,000	$8,400
Beginning of Year 2	$126,000	$ 0	$ 0	$126,000	$120,000	$8,400
Beginning of Year 3 —Convert to GLWB II	$132,000	$ 0	$ 0	$132,000	$132,000	$6,600
Activity (withdrawal)	$133,600	$ 0	$6,600	$127,000	$125,400	$6,600

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Appendix I — Examples of the Guaranteed Minimum Income Benefit Option
Below are several examples that are designed to help show how the Guaranteed Minimum Income Benefit option functions. A complete description of this optional contract feature can be found in this Prospectus in the section entitled ‘Other Contract Options (Living Benefits)’, under Guaranteed Minimum Income Benefit Option. The following examples use hypothetical contract activity and are not representative of projected future returns or how your contract will actually perform.
Example #1 — Single Purchase Payment of $50,000, no withdrawals, and corresponding rider values.
The chart below is meant to provide a graphic example of how the Highest Anniversary Value, Roll-up Value and Contract Value vary relative to one another during periods of positive and negative market fluctuations (as reflected by the ‘Contract Value’ line). The table below provides a numeric example of these features. The values reflected in the table correspond to the values reflected in the chart. The columns to the right entitled ‘GMIB Fixed Annuity Payment’ and ‘Fixed Annuity Payment Guaranteed under the Base Contract’ demonstrate Annuity Payment amounts using the default Annuity Payment option of life with a period certain of 60 months.

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base	GMIB Fixed Annuity Payment	Fixed Annuity Payment Guaranteed under the Base Contract
Beginning of Year 1	67	—	$50,000	—	$53,500	$50,000	$ 50,000	$ 50,000	—	—
Beginning of Year 2	68	$53,000	—	—	$53,000	$53,000	$ 52,500	$ 53,000	—	—
Beginning of Year 3	69	$60,000	—	—	$60,000	$60,000	$ 55,125	$ 60,000	—	—
Beginning of Year 4	70	$64,000	—	—	$64,000	$64,000	$ 57,881	$ 64,000	—	—
Beginning of Year 5	71	$54,000	—	—	$54,000	$64,000	$ 60,775	$ 64,000	—	—
Beginning of Year 6	72	$60,000	—	—	$60,000	$64,000	$ 63,814	$ 64,000	—	—
Beginning of Year 7	73	$78,000	—	—	$78,000	$78,000	$ 78,000	$ 78,000	—	—
Beginning of Year 8	74	$80,000	—	—	$80,000	$80,000	$ 81,900	$ 81,900	—	—
Beginning of Year 9	75	$62,500	—	—	$62,500	$80,000	$ 85,995	$ 85,995	—	—
Beginning of Year 10	76	$ 70,500	—	—	$ 70,500	$80,000	$ 90,295	$ 90,295	—	—
Beginning of Year 11	77	$80,000	—	—	$80,000	$80,000	$ 94,809	$ 94,809	$5,859	$6,650
Beginning of Year 12	78	$85,000	—	—	$85,000	$85,000	$ 99,550	$ 99,550	$ 6,371	$7,364
Beginning of Year 13	79	$80,000	—	—	$80,000	$85,000	$104,527	$104,527	$ 6,931	$7,215
Beginning of Year 14	80	$ 70,000	—	—	$ 70,000	$85,000	$109,754	$109,754	$7,547	$6,575
Beginning of Year 15	81	$68,000	—	—	$68,000	$85,000	$109,754	$109,754	$ 7,831	$6,652
Beginning of Year 16	82	$73,000	—	—	$73,000	$85,000	$109,754	$109,754	$8,132	$7,439
In the example above, the beginning of year 2 illustrates the impact on benefit values when the Contract Value increases. The Contract Value has increased to $53,000 and the Highest Anniversary Value is reset to the current Contract Value. The Roll-up Value is calculated as the prior Roll-up Value, accumulated at 5% ($50,000 * 1.05 = $52,500). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base at this point of $53,000.
In the example above, the beginning of year 5 illustrates the impact on benefit values when the Contract Value decreases. The Contract Value has decreased to $54,000 and since that is less than the prior year, the Highest Anniversary Value remains at $64,000 and is not reset. The prior Roll-up Value is accumulated at 5% ($60,775 * 1.05 = $63,814). The benefit base is the greater of the Highest Anniversary Value or the Roll-up Value, resulting in a benefit base of $64,000. In this example, there is no increase or decrease to the benefit base when compared to the prior Contract Anniversary.
Beginning with the 10th Contract Anniversary (beginning of year 11), monthly annualized income is illustrated assuming the contract is annuitized under a life with 60 months certain option for a male annuitant. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB benefit base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the base contract reflects the amount of Fixed Annuity Payment provided by the Contract Value under the minimum contract guarantees.
Example #2 — Initial values on the effective date based on an initial Purchase Payment of $100,000.
Examples 2-5 are progressive, starting with an initial Purchase Payment of $100,000 and illustrating the impact of additional contract activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. At any point in time the benefit base is equal to the greater of the Highest Anniversary Value or the Roll-up Value.

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base
Beginning of Year 1	60	—	$100,000	—	$107,000	$100,000	$100,000	$100,000

Example #3 — Subsequent Purchase Payment received during first Contract Year and before any withdrawals have been taken.
As shown below, Contract Value is increased by the additional Purchase Payment as well as a $700 ($10,000 * 7% = $700) Credit Enhancement. Additional Purchase Payments, not including the $700 Credit Enhancement, are added to the Highest Anniversary Value. The prior Roll-up Value is accumulated at 5% ($100,000 * 1.05 (6/12)=$102,470) and then increased by the new Purchase Payment, not including the $700 Credit Enhancement, ($102,470 + $10,000 = $112,470). The Roll-up Value exceeds the Highest Anniversary Value and therefore the benefit base is $112,470.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base
Beginning of Year 1	60	—	$100,000	—	$107,000	$100,000	$100,000	$100,000
Activity 6 months later	60	$102,000	$ 10,000	—	$ 112,700	$ 110,000	$ 112,470	$ 112,470

Example #4 — Withdrawals during the second Contract Year not exceeding 5% of the Roll-up Value.
At the beginning of year 2, the Contract Value of $115,000 is greater than the previous Highest Anniversary Value, $110,000, and thus the Highest Anniversary Value is reset to $115,000. Also, the Roll-up Value is accumulated at 5% for the latter 6 months in year 1 ($112,470 * 1.05 ^ (6 / 12) = $115,247).
The withdrawal of $5,000 during the second Contract Year is less than 5% of the Roll-up Value as of the prior Contract Anniversary (5% * $115,247 = $5,762) and thus the withdrawal adjustment for the Roll-up Value is applied on a dollar-for-dollar basis. The Roll-up Value is first increased at 5% for 6 months of interest and then the withdrawal is subtracted ($115,247 * 1.05 ^ (6 / 12) – $5,000 = $113,093).
Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. A pro rata adjustment reduces the value by the same proportion as the withdrawal bears to the Contract Value immediately before the withdrawal. The Contract Value prior to the withdrawal is $117,000 and the $5,000 withdrawal during the second Contract Year is applied on a pro rata basis to adjust the Highest Anniversary Value to $110,085 ($115,000 - $115,000 * ($5,000 / $117,000) = $110,085).
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base
Beginning of Year 1	60	—	$100,000	—	$107,000	$100,000	$100,000	$100,000
Activity 6 months later	60	$102,000	$ 10,000	—	$ 112,700	$ 110,000	$ 112,470	$112,470
Beginning of Year 2	61	$ 115,000	—	—	$ 115,000	$ 115,000	$ 115,247	$115,247
Activity 6 months later	61	$ 117,000	—	$5,000	$ 112,000	$ 110,085	$ 113,093	$ 113,093

Example #5 — Withdrawals during the third Contract Year exceeding 5% of the Roll-up Value.
At the beginning of year 3, the Contract Value of $118,000 is greater than the previous Highest Anniversary Value of $110,085, and the Highest Anniversary Value is reset. The Roll-up Value accumulates at 5% for the latter 6 months in year 2 ($113,093 * 1.05 ^ (6/12) = $115,886).
The withdrawal of $8,000 during the third Contract Year is greater than 5% of the Roll-up Value as of the prior Contract Anniversary (5% * $115,886 = $5,794) and thus the withdrawal adjustment for the Roll-up Value is applied on a pro rata basis. The Contract Value immediately prior to the withdrawal is $102,000 and the Roll-up Value is first accumulated at 5% for 6 months ($115,886 * 1.05 ^ (6/12) = $118,748) and then the withdrawal is applied ($118,748 - $118,748 * $8,000 / $102,000 = $109,434).
Withdrawals are always applied to the Highest Anniversary Value on a pro rata basis. The $8,000 withdrawal is taken by applying a pro rata adjustment to the Highest Anniversary Value ($118,000 - $118,000 * $8,000 / $102,000 = $108,745).
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base
Beginning of Year 1	60	—	$100,000	—	$107,000	$100,000	$100,000	$100,000
Activity 6 months later	60	$102,000	$ 10,000	—	$ 112,700	$ 110,000	$ 112,470	$112,470
Beginning of Year 2	61	$ 115,000	—	—	$ 115,000	$ 115,000	$ 115,247	$115,247
Activity 6 months later	61	$ 117,000	—	$5,000	$ 112,000	$ 110,085	$ 113,093	$113,093
Beginning of Year 3	62	$ 118,000	—	—	$ 118,000	$ 118,000	$ 115,886	$118,000
Activity 6 months later	62	$102,000	—	$8,000	$ 94,000	$108,745	$109,434	$109,434

Example #6 — A reset in the GMIB is elected at the beginning of Contract Year 4.
The Owner may elect to reset the Roll-up Value to the Contract Value beginning with the 3rd anniversary after rider election. A written request within 30 days prior to the Contract Anniversary will be required. If the reset is not elected on the first available anniversary, it will be available on future anniversaries. Once elected, the reset may not be elected for another 3 year period. A reset will only occur if the Contract Value is greater than the Roll-up Value on the date of reset. The reset is not available after age 80. The optional reset was elected in the example on the highlighted Contract Anniversary. Upon reset, the Roll-up Value is set to the current Contract Value and future Roll-up Values will be based on the new amount. The charge may increase upon reset and there is a new 10 year period before GMIB may be annuitized. In this example, the Owner could not annuitize until their 13th Contract Anniversary (10 years after the latest reset). Annualized monthly income based on a life with 60 months certain and a male Annuitant is illustrated below for the first benefit date. The GMIB Fixed Annuity Payment column reflects the amount of income provided by the GMIB benefit base if the GMIB is exercised. The Fixed Annuity Payment Guaranteed under the base contract reflects the amount of Fixed Annuity Payment provided by the Contract Value under the minimum contract guarantees.

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Value	Roll-up Value	Benefit Base	GMIB Fixed Annuity Payment	Fixed Annuity Payment Guaranteed under the Base Contract
Beginning of Year 1	60	—	$100,000	—	$ 107,000	$ 100,000	$ 100,000	$ 100,000	—	—
Beginning of Year 2	61	$ 112,000	—	—	$ 112,000	$ 112,000	$ 105,000	$ 112,000	—	—
Beginning of Year 3	62	$120,000	—	—	$120,000	$120,000	$ 110,250	$120,000	—	—
Beginning of Year 4	63	$133,000	—	—	$133,000	$133,000	$133,000	$133,000	—	—
Beginning of Year 5	64	$135,000	—	—	$135,000	$135,000	$139,650	$139,650	—	—
Beginning of Year 6	65	$132,000	—	—	$132,000	$135,000	$146,633	$146,633	—	—
Beginning of Year 7	66	$136,000	—	—	$136,000	$136,000	$153,964	$153,964	—	—
Beginning of Year 8	67	$ 141,000	—	—	$ 141,000	$ 141,000	$ 161,662	$ 161,662	—	—
Beginning of Year 9	68	$133,000	—	—	$133,000	$ 141,000	$169,745	$169,745	—	—
Beginning of Year 10	69	$145,000	—	—	$145,000	$145,000	$178,233	$178,233	—	—
Beginning of Year 11	70	$148,000	—	—	$148,000	$148,000	$187,144	$187,144	—	—
Beginning of Year 12	71	$153,000	—	—	$153,000	$153,000	$196,502	$196,502	—	—
Beginning of Year 13	72	$155,000	—	—	$155,000	$155,000	$206,327	$206,327	—	—
Beginning of Year 14	73	$156,000	—	—	$156,000	$156,000	$ 216,643	$ 216,643	$11,131	$11,740

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Appendix J — Examples of the Encore Lifetime Income Single and Joint Options
Below are several examples that are designed to help show how the Encore Lifetime Income — Single and Encore Lifetime Income — Joint riders function. A complete description of these optional riders can be found in the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss.
Example #1 — Initial values.
Examples 1-6 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner for Encore — Single and the age of the youngest Designated Life for Encore — Joint. The values in the column entitled ‘Contract Value after Activity’ reflect a Credit Enhancement of 7% of Purchase Payments when applicable.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$107,000	$100,000	$4,000
Initial benefit base = initial Purchase Payment = 100,000.
Initial GAI = Initial benefit base x annual income percentage = 100,000 x 4% = 4,000.
Example #2 — Subsequent Purchase Payment.
If additional Purchase Payments are received, the benefit base will increase by the amount of the Purchase Payment. For each subsequent Purchase Payment, the GAI will be increased by an amount equal to the amount of the Purchase Payment multiplied by the annual income percentage based on the applicable age as of the date of the Purchase Payment.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$ 107,000	$ 100,000	$4,000
Activity (purchase payment)	65	$99,000	$ 20,000	—	$120,400	$120,000	$5,000
After the additional Purchase Payment:
Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = 100,000 + 20,000 = 120,000.
GAI = existing GAI + (Purchase Payment amount x annual income percentage) = 4,000 + (20,000 x 5%) = 5,000.

Example #3 — Benefit base reset.
On each Contract Anniversary (reset date), the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$ 107,000	$ 100,000	$4,000
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,000
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$ 6,100
After the reset:
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.
GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,000) = 6,100.
Example #4 — Benefit base enhancement.
On each Contract Anniversary prior to the first withdrawal, for a period of up to 10 years following the rider effective date, the benefit base from the prior Contract Anniversary, plus any Purchase Payments made during the Contract Year, will be increased by 5%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the Contract Anniversary (i.e., 4% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates benefit base enhancement at the first Contract Anniversary.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$ 107,000	$ 100,000	$4,000
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,000
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 5% Increase	65	$122,000	—	—	$122,000	$126,000	$6,300
After the enhancement:
Benefit base = the greater of the current benefit base or the benefit base at the prior Contract Anniversary plus Purchase Payments received, multiplied by 105%. The current benefit base is 122,000. The benefit base at the prior Contract Anniversary plus Purchase Payments multiplied by 105% equals 126,000. Thus, the benefit base becomes 126,000.
GAI = benefit base x annual income percentage = 126,000 x 5% = 6,300.

Example #5 — After the benefit date, cumulative withdrawals during the second Contract Year not exceeding the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis.
Any portion of the GAI not withdrawn during a Contract Year will not be carried over to the next Contract Year.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$ 107,000	$ 100,000	$4,000
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,000
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 5% Increase	65	$122,000	—	—	$122,000	$126,000	$6,300
Beginning of Year 2	65	$122,000	—	—	$122,000	$126,000	$6,300
Activity (withdrawal)	66	$120,000	—	$6,300	$ 113,700	$ 119,700	$6,300
After the withdrawal:
Benefit base = benefit base prior to the withdrawal – withdrawal amount = 126,000 – 6,300 = 119,700.
GAI remains unchanged.
Example #6 — After the benefit date, cumulative withdrawals during the second Contract Year exceeding the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro rata adjustment to both the benefit base and GAI. The adjustment will be based on the Contract Value prior to the amount of the withdrawal that exceeds the GAI for the Contract Year.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$ 107,000	$ 100,000	$4,000
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,000
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 5% Increase	65	$122,000	—	—	$122,000	$126,000	$6,300
Beginning of Year 2	65	$122,000	—	—	$122,000	$126,000	$6,300
Activity (withdrawal)	66	$120,000	—	$ 6,300	$ 113,700	$ 119,700	$6,300
Activity (withdrawal)	66	$ 113,700	—	$53,700	$ 60,000	$ 63,166	$3,325
After the second withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of excess withdrawal / Contract Value prior to the withdrawal] = 119,700 – [119,700 x 53,700 / 113,700] = 63,166. Thus, the benefit base becomes 63,166.

GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / Contract Value prior to the withdrawal] = 6,300 – [6,300 x 53,700 / 113,700] = 3,325. Thus, the GAI becomes 3,325.
NOTE — if there was one withdrawal of 60,000 rather than two withdrawals, the calculations are:
Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to the excess withdrawal x amount of excess withdrawal / Contract Value prior to the excess withdrawal] = (126,000 – 6,300) – [(126,000 – 6,300) x (60,000 – 6,300) / (120,000 – 6,300)] = 63,166. Thus, the benefit base becomes 63,166.
GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / Contract Value prior to the excess withdrawal] = 6,300 – [6,300 x (60,000 – 6,300) / (120,000 – 6,300)] = 3,325. Thus, the GAI becomes 3,325.
Example #7 — Younger Owner(s) or Designated Lives with withdrawal prior to the benefit date.
Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on Contract Value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	44	—	$100,000	—	$ 107,000	$ 100,000	$4,000
Activity (purchase payment)	45	$ 99,000	$ 20,000	—	$120,400	$120,000	$4,800
Benefit Base Reset	45	$122,000	—	—	$122,000	$122,000	$4,880
Benefit Base 5% Increase	45	$122,000	—	—	$122,000	$126,000	$5,040
Beginning of Year 2	45	$122,000	—	—	$122,000	$126,000	$5,040
Activity (withdrawal)	46	$120,000	—	$5,040	$ 114,960	$ 120,708	$4,828
After the withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = 126,000 – [126,000 x 5,040 / 120,000] = 120,708. Thus, the benefit base becomes 120,708.
GAI = benefit base after the withdrawal x 4.0% = 120,708 x 4.0% = 4,828. Thus, the GAI becomes 4,828.
Example #8 — A GMWB converts to Encore Lifetime Income on the 1st Contract Anniversary.
Contracts with the GMWB feature may elect to convert to the Encore Lifetime Income feature within 30 days prior to any Contract Anniversary, as long as the client(s) is within the eligible age limits. As of the Contract Anniversary date, the GMWB guarantees will terminate. For the Encore Lifetime Income rider, the benefit base will be set to the current Contract Anniversary value and the GAI will be the annual income percentage based on the applicable age as of the effective date of the conversion multiplied by the new benefit base. The benefit base will increase if the Contract Value is greater than the GWB value from the GMWB feature at the time of conversion. The benefit base will decrease at conversion if the Contract Value is less than the GWB value from the GMWB feature at the time of conversion.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	—	$100,000	—	$ 107,000	$ 100,000	$7,000
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$8,400
Beginning of Year 2	65	$ 118,000	—	—	$ 118,000	$120,000	$8,400
Beginning of Year 3 — convert to Encore	66	$135,000	—	—	$135,000	$135,000	$6,750
Activity (withdrawal)	66	$134,000	—	$6,750	$127,250	$128,250	$6,750

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Appendix K — Examples of the Ovation Lifetime Income Single and Joint Options
Below are several examples that are designed to help show how the Ovation Lifetime Income — Single and Ovation Lifetime Income — Joint riders function. A complete description of these optional riders can be found in the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss.
Example #1 — Initial values.
Examples 1-6 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner for Ovation — Single and the age of the youngest Designated Life for Ovation — Joint. The values in the column entitled ‘Contract Value after Activity’ reflect a Credit Enhancement of 7% of Purchase Payments when applicable.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$107,000	$100,000	$4,500
Initial benefit base = initial Purchase Payment = 100,000.
Initial GAI = initial benefit base x annual income percentage = 100,000 x 4.5% = 4,500.
Example #2 — Subsequent Purchase Payment.
If additional Purchase Payments are received, the benefit base will increase by the amount of the Purchase Payment. For each subsequent Purchase Payment, the GAI will be increased by an amount equal to the amount of the Purchase Payment multiplied by the annual income percentage based on the applicable age as of the date of the Purchase Payment.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	65	$99,000	$ 20,000	—	$120,400	$120,000	$5,500
After the additional Purchase Payment:
Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = 100,000 + 20,000 = 120,000.
GAI = existing GAI + (Purchase Payment amount x annual income percentage) = 4,500 + (20,000 x 5%) = 5,500.

Example #3 — Benefit base reset.
On each Contract Anniversary (reset date), the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$ 6,100
After the reset:
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.
GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,500) = 6,100.
Example #4 — Benefit base enhancement.
On each Contract Anniversary prior to the first withdrawal, for a period of up to 10 years following the rider effective date, the benefit base from the prior Contract Anniversary, plus any Purchase Payments made during the Contract Year, will be increased by 6%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the Contract Anniversary (i.e., 4.5% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates the benefit base enhancement at the first Contract Anniversary.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 6% Increase	65	$122,000	—	—	$122,000	$127,200	$6,360
After the enhancement:
Benefit base = the greater of the current benefit base or the benefit base at the prior Contract Anniversary plus Purchase Payments received, multiplied by 106%. The current benefit base is 122,000. The benefit base at the prior Contract Anniversary plus Purchase Payments multiplied by 106% equals 127,200. Thus, the benefit base becomes 127,200.
GAI = benefit base x annual income percentage = 127,200 x 5% = 6,360.

Example #5 — After the benefit date, cumulative withdrawals during the second Contract Year not exceeding the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis.
Any portion of the GAI not withdrawn during a Contract Year will not be carried over to the next Contract Year.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 6% Increase	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Activity (withdrawal)	66	$120,000	—	$6,360	$ 113,640	$120,840	$6,360
After the withdrawal:
Benefit base = benefit base prior to the withdrawal – withdrawal amount = 127,200 – 6,360 = 120,840.
GAI remains unchanged.
Example #6 — After the benefit date, cumulative withdrawals during the second Contract Year exceeding the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro-rata adjustment to both the benefit base and GAI. The adjustment will be based on the Contract Value prior to the amount of the withdrawal that exceeds the GAI for the Contract Year.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 6% Increase	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Activity (withdrawal)	66	$120,000	—	$ 6,360	$ 113,640	$120,840	$6,360
Activity (withdrawal)	66	$ 113,640	—	$53,640	$ 60,000	$ 63,801	$3,358
After the second withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of excess withdrawal / Contract Value prior to the withdrawal] = 120,840 – [120,840 x 53,640 / 113,640] = 63,801. Thus, the benefit base becomes 63,801.

GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / Contract Value prior to the withdrawal] = 6,360 – [6,360 x 53,640 / 113,640] = 3,358. Thus, the GAI becomes 3,358.
NOTE — if there was one withdrawal of 60,000 rather than two withdrawals, the calculations are:
Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to the excess withdrawal x amount of excess withdrawal / Contract Value prior to the excess withdrawal] = (127,200 – 6,360) – [(127,200 – 6,360) x (60,000 – 6,360) / (120,000 – 6,360)] = 63,801. Thus, the benefit base becomes 63,801.
GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / Contract Value prior to the excess withdrawal] = 6,360 – [6,360 x (60,000 – 6,360) / (120,000 – 6,360)] = 3,358. Thus, the GAI becomes 3,358.
Example #7 — Younger Owner(s) or Designated Lives with withdrawal prior to the benefit date.
Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on Contract Value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	44	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	45	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,400
Benefit Base Reset	45	$122,000	—	—	$122,000	$122,000	$5,490
Benefit Base 6% Increase	45	$122,000	—	—	$122,000	$127,200	$5,724
Beginning of Year 2	45	$122,000	—	—	$122,000	$127,200	$5,724
Activity (withdrawal)	46	$120,000		$5,724	$ 114,276	$ 121,133	$ 5,451
After the withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = 127,200 – [127,200 x 5,724 / 120,000] = 121,133. Thus, the benefit base becomes 121,133.
GAI = benefit base after the withdrawal x 4.5% = 121,133 x 4.5% = 5,451. Thus, the GAI becomes 5,451.
Example #8 — 200% Benefit Base Guarantee.
On the later of the 10th Contract Anniversary or the Contract Anniversary on or immediately following the 70th birthday of the oldest Owner (or Annuitant if non-natural), or the 70th birthday of the youngest Designated Life if Joint, if no previous withdrawals have been taken, the benefit base is guaranteed to be at least: 200% of the initial benefit base + 200% of Purchase Payments in the first rider year + 100% of Purchase Payments after the first rider year.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Purchase Payment	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base 6% Increase	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 3	66	$128,000	—	—	$128,000	$134,832	$6,742
Beginning of Year 4	67	$ 113,000	—	—	$ 113,000	$142,922	$7,146
Beginning of Year 5	68	$ 108,000	—	—	$ 108,000	$ 151,497	$7,575
Beginning of Year 6	69	$ 110,000	—	—	$ 110,000	$160,587	$8,029
Beginning of Year 7	70	$126,000	—	—	$126,000	$ 170,222	$8,511
Beginning of Year 8	71	$130,000	—	—	$130,000	$180,436	$9,022
Activity (purchase payment)	71	$132,000	$ 15,000	—	$147,000	$195,436	$9,772
Beginning of Year 9	72	$ 141,000	—	—	$ 141,000	$ 207,162	$10,358
Beginning of Year 10	73	$145,000	—	—	$145,000	$ 219,591	$10,980
200% Benefit Base Guarantee	74	$150,000	—	—	$150,000	$255,000	$12,750
After the adjustment for the 200% Benefit Base Guarantee:
Benefit base = the greater of (a) or (b) or (c), where:
(a)	is the [Prior Contract Anniversary benefit base + Purchase Payments received during the Contract Year] x 106%, and
(b)	is the Contract Value, and
(c)	is 200% of the initial benefit base + 200% of Purchase Payments in the first rider year + 100% of Purchase Payments after the first rider year.
=	the greater of
(a)	219,591 x 106% = 232,766
(b)	150,000
(c)	200% x [100,000 + 20,000] + 100% x 15,000 = 255,000
Thus, the benefit base becomes 255,000.
GAI = benefit base x annual income percentage = 255,000 x 5% = 12,750. Thus, the GAI becomes 12,750.

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Appendix L — Examples of the Ovation Lifetime Income II Single and Joint Options
Below are several examples that are designed to help show how the Ovation Lifetime Income II-Single and Ovation Lifetime Income II-Joint riders function. The examples assume the Single option for purposes of the applicable Annual Income Percentage and corresponding GAI. Under the Joint option, the Benefit Base calculations are identical to Single but the applicable Annual Income Percentage and GAI are less and will be based on the age of the youngest Designated Life. A complete description of these optional riders can be found in the section of this Prospectus entitled ‘Other Contract Options (Living Benefits)’. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss.
Example #1 — Initial values.
Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. This example assumes the rider was elected when the contract was issued. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner for Ovation II-Single. The values in the column entitled ‘Contract Value after Activity’ reflect a Credit Enhancement of 7% of Purchase Payments when applicable.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$0	$100,000	—	$107,000	$100,000	$4,500
Initial benefit base = initial Purchase Payment = 100,000.
Initial GAI = initial benefit base x annual income percentage = 100,000 x 4.5% = 4,500.
Example #2 — Subsequent Purchase Payment.
If additional Purchase Payments are received, the benefit base will increase by the amount of the Purchase Payment. For each subsequent Purchase Payment, the GAI will be increased by an amount equal to the amount of the Purchase Payment multiplied by the annual income percentage based on the applicable age as of the date of the Purchase Payment.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	65	$99,000	$ 20,000	—	$120,400	$120,000	$5,500
After the additional Purchase Payment:
Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = 100,000 + 20,000 = 120,000.
GAI = existing GAI + (Purchase Payment amount x annual income percentage) = 4,500 + (20,000 x 5%) = 5,500.

Example #3 — Benefit base reset.
On each Contract Anniversary (reset date), the benefit base will be increased to the Contract Value if the Contract Value is greater than the benefit base. The GAI will be reset to the annual income percentage based on the applicable age as of the reset date multiplied by the benefit base, but will never be lower than the GAI immediately prior to the reset date.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$ 6,100
After the reset:
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of (122,000, 120,000) = 122,000.
GAI = greater of benefit base x annual income percentage or GAI prior to the reset = maximum of (122,000 x 5% or 5,500) = 6,100.
Example #4 — Benefit base enhancement.
On each Contract Anniversary, for the first 10 years following the rider effective date, after each Contract Year in which there have been no withdrawals, the benefit base from the prior Contract Anniversary, plus any Purchase Payments made during the Contract Year, will be increased by 6%. If the resulting amount is greater than the current benefit base, it will become the new benefit base. The GAI will be the annual income percentage based on the applicable age as of the Contract Anniversary (i.e., 4.5% at age 64 and 5% at age 65) multiplied by the new benefit base. This example demonstrates the benefit base enhancement at the first Contract Anniversary.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base Enhancement	65	$122,000	—	—	$122,000	$127,200	$6,360
After the enhancement:
Benefit base = the greater of the current benefit base or the benefit base at the prior Contract Anniversary plus Purchase Payments received, multiplied by 106%. The current benefit base is 122,000. The benefit base at the prior Contract Anniversary plus Purchase Payments multiplied by 106% equals 127,200. Thus, the benefit base becomes 127,200.
GAI = benefit base x annual income percentage = 127,200 x 5% = 6,360.

Example #5 — After the benefit date, cumulative withdrawals during the second Contract Year not exceeding the GAI, followed by subsequent years of no withdrawals.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustment to the GAI. The benefit base will be reduced on a dollar-for-dollar basis. Withdrawals may be taken in a lump sum, in multiple withdrawals, or on a systematic withdrawal basis.
Any portion of the GAI not withdrawn during a Contract Year will not be carried over to the next Contract Year.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base Enhancement	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Activity (withdrawal)	66	$120,000	—	$6,360	$ 113,640	$120,840	$6,360
Beginning of Year 3	66	$ 118,500	—	—	$ 118,500	$120,840	$6,360
Beginning of Year 4 Benefit Base Enhancement	67	$ 119,600	—	—	$ 119,600	$128,090	$6,404
After the withdrawal:
Benefit base = benefit base prior to the withdrawal – withdrawal amount = 127,200 – 6,360 = 120,840.
GAI remains unchanged.
At the beginning of year 3, the Contract Value is less than the current benefit base so no benefit base reset occurs. Since there were withdrawals during year 2, the benefit base is not eligible for the benefit base enhancement and the benefit base and GAI remain unchanged.
At the beginning of year 4, the Contract Value is still less than the current benefit base so no benefit base reset occurs. However, because there were no withdrawals in the prior year, the benefit base is increased as a result of the benefit base enhancement feature.
Benefit base = benefit base on the prior Contract Anniversary plus Purchase Payments received, multiplied by 106%. No additional Purchase Payments were received so the new benefit base is $120,840 x 106% = $128,090.
GAI = benefit base x annual income percentage = 128,090 x 5% = 6,404.
Example #6 — After the benefit date, cumulative withdrawals during the second Contract Year exceeding the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustment to the GAI. Amounts withdrawn in excess of the GAI will result in a pro-rata adjustment to both the benefit base and GAI. The adjustment will be based on the Contract Value prior to the amount of the withdrawal that exceeds the GAI for the Contract Year.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base Enhancement	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Activity (withdrawal)	66	$120,000	—	$ 6,360	$ 113,640	$120,840	$6,360
Activity (withdrawal)	66	$ 113,640	—	$53,640	$ 60,000	$ 63,801	$3,358
After the second withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of excess withdrawal / Contract Value prior to the withdrawal] = 120,840 – [120,840 x 53,640 / 113,640] = 63,801. Thus, the benefit base becomes 63,801.
GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / Contract Value prior to the withdrawal] = 6,360 – [6,360 x 53,640 / 113,640] = 3,358. Thus, the GAI becomes 3,358.
NOTE — if there was one withdrawal of 60,000 rather than two withdrawals, the calculations are:
Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to the excess withdrawal x amount of excess withdrawal / Contract Value prior to the excess withdrawal] = (127,200 – 6,360) – [(127,200 – 6,360) x (60,000 – 6,360) / (120,000 – 6,360)] = 63,801. Thus, the benefit base becomes 63,801.
GAI = GAI prior to the withdrawal – [GAI prior to the withdrawal x amount of excess withdrawal / Contract Value prior to the excess withdrawal] = 6,360 – [6,360 x (60,000 – 6,360) / (120,000 – 6,360)] = 3,358. Thus, the GAI becomes 3,358.
Example #7 — Younger Owner(s) with withdrawal prior to the benefit date.
Prior to the benefit date, a withdrawal of any amount will result in a pro-rata adjustment based on Contract Value to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage based on the applicable age as of the date of the withdrawal.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	44	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Activity (purchase payment)	45	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,400
Benefit Base Reset	45	$122,000	—	—	$122,000	$122,000	$5,490
Benefit Base Enhancement	45	$122,000	—	—	$122,000	$127,200	$5,724
Beginning of Year 2	45	$122,000	—	—	$122,000	$127,200	$5,724
Activity (withdrawal)	46	$120,000		$5,724	$ 114,276	$ 121,133	$ 5,451
After the withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = 127,200 – [127,200 x 5,724 / 120,000] = 121,133. Thus, the benefit base becomes 121,133.

GAI = benefit base after the withdrawal x 4.5% = 121,133 x 4.5% = 5,451. Thus, the GAI becomes 5,451.
Example #8 — 200% Benefit Base Guarantee.
On the later of the 10th Contract Anniversary or the Contract Anniversary on or immediately following the 70th birthday of the oldest Owner (or Annuitant if non-natural), if no previous withdrawals have been taken, the benefit base is guaranteed to be at least: 200% of the initial benefit base + 200% of Purchase Payments in the first rider year + 100% of Purchase Payments after the first rider year.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Guaranteed Annual Income (GAI)
Beginning of Year 1	64	$ 0	$100,000	—	$ 107,000	$ 100,000	$4,500
Purchase Payment	65	$ 99,000	$ 20,000	—	$120,400	$120,000	$5,500
Benefit Base Reset	65	$122,000	—	—	$122,000	$122,000	$6,100
Benefit Base Enhancement	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 2	65	$122,000	—	—	$122,000	$127,200	$6,360
Beginning of Year 3	66	$128,000	—	—	$128,000	$134,832	$6,742
Beginning of Year 4	67	$ 113,000	—	—	$ 113,000	$142,922	$7,146
Beginning of Year 5	68	$ 108,000	—	—	$ 108,000	$ 151,497	$7,575
Beginning of Year 6	69	$ 110,000	—	—	$ 110,000	$160,587	$8,029
Beginning of Year 7	70	$126,000	—	—	$126,000	$ 170,222	$8,511
Beginning of Year 8	71	$130,000	—	—	$130,000	$180,436	$9,022
Activity (purchase payment)	71	$132,000	$ 15,000	—	$147,000	$195,436	$9,772
Beginning of Year 9	72	$ 141,000	—	—	$ 141,000	$ 207,162	$10,358
Beginning of Year 10	73	$145,000	—	—	$145,000	$ 219,591	$10,980
200% Benefit Base Guarantee	74	$150,000	—	—	$150,000	$255,000	$12,750
After the adjustment for the 200% Benefit Base Guarantee:
Benefit base = the greater of (a) or (b) or (c), where:
(a)	is the [Prior Contract Anniversary benefit base + Purchase Payments received during the Contract Year] x 106%, and
(b)	is the Contract Value, and
(c)	is 200% of the initial benefit base + 200% of Purchase Payments in the first rider year + 100% of Purchase Payments after the first rider year.
=	the greater of
(a)	219,591 x 106% = 232,766
(b)	150,000
(c)	200% x [100,000 + 20,000] + 100% x 15,000 = 255,000
Thus, the benefit base becomes 255,000.
GAI = benefit base x annual income percentage = 255,000 x 5% = 12,750. Thus, the GAI becomes 12,750.

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Appendix M — Examples of the Highest Anniversary Value II Death Benefit Rider
Below are several examples that are designed to help show how the Highest Anniversary Value II (HAV II) death benefit option functions. A complete description of this optional contract feature can be found in the prospectus section ‘Death Benefits — Optional Death Benefits’. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. The values in the column entitled ‘Contract Value After Activity’ reflect a Credit Enhancement of 7% of Purchase Payments in the first year where applicable. All values are rounded to the nearest dollar.
Example #1 — Single Purchase Payment of $100,000, no withdrawals, and corresponding rider values.
The table below is meant to provide a numeric example of how the Highest Anniversary Value, Purchase Payments adjusted for withdrawals, and Contract Value vary relative to one another during periods of positive and negative market fluctuations.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	Death Benefit Under HAV II
Beginning of Year 1	67	—	$100,000	—	$ 107,000	$100,000	$ 100,000	$100,000
Beginning of Year 2	68	$ 108,000	—	—	$ 108,000	$100,000	$ 108,000	$108,000
Beginning of Year 3	69	$120,000	—	—	$120,000	$100,000	$120,000	$120,000
Beginning of Year 4	70	$128,000	—	—	$128,000	$100,000	$128,000	$128,000
Beginning of Year 5	71	$ 108,000	—	—	$ 108,000	$100,000	$128,000	$128,000
Beginning of Year 6	72	$ 100,000	—	—	$ 100,000	$100,000	$128,000	$128,000
Beginning of Year 7	73	$156,000	—	—	$156,000	$100,000	$156,000	$156,000
Beginning of Year 8	74	$160,000	—	—	$160,000	$100,000	$160,000	$160,000
Beginning of Year 9	75	$125,000	—	—	$125,000	$100,000	$160,000	$160,000
Beginning of Year 10	76	$ 141,000	—	—	$ 141,000	$100,000	$160,000	$160,000
Beginning of Year 11	77	$160,000	—	—	$160,000	$100,000	$160,000	$160,000
Beginning of Year 12	78	$155,000	—	—	$155,000	$100,000	$160,000	$160,000
Beginning of Year 13	79	$163,000	—	—	$163,000	$100,000	$163,000	$163,000
Beginning of Year 14	80	$140,000	—	—	$140,000	$100,000	$163,000	$163,000
Beginning of Year 15	81	$155,000	—	—	$155,000	$100,000	$163,000	$163,000
Beginning of Year 16	82	$165,000	—	—	$165,000	$100,000	$163,000	$165,000
In the example above, the beginning of year 2 illustrates the impact on rider values when the Contract Value increases. The Contract Value has increased to $108,000 and the Highest Anniversary Value is increased to the current Contract Value. The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals and Highest Anniversary Value, resulting in a death benefit of $108,000.
In the example above, the beginning of year 5 illustrates the impact on rider values when the Contract Value decreases. The Contract Value has decreased to $108,000 and since that is less than the prior year, the Highest Anniversary Value remains $128,000 and is not increased. The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals and Highest Anniversary Value, resulting in a death benefit of $128,000.
In the example above, the beginning of year 14 illustrates the Contract Anniversary following the oldest Owner’s 80th birthday; the last anniversary at which the Highest Anniversary Value has the potential to increase.

Example #2 — Initial values at issue based on an initial Purchase Payment of $100,000.
Examples 2 — 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	Death Benefit Under HAV II
Beginning of Year 1	67	—	$100,000	—	$107,000	$100,000	$100,000	$100,000
Initial Highest Anniversary Value = initial Purchase Payment = $100,000.
Initial Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($107,000, $100,000, $100,000) – $7,000 = $100,000. The death benefit is reduced by any Credit Enhancements applied within 12 months of the date of death.
Example #3 — Subsequent Purchase Payment received during the first Contract Year.
If additional Purchase Payments are received, the Highest Anniversary Value will increase by the amount of the Purchase Payment not including any Credit Enhancement.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	Death Benefit Under HAV II
Beginning of Year 1	67	—	$100,000	—	$ 107,000	$ 100,000	$ 100,000	$100,000
Activity 6 months later	67	$108,000	$ 20,000	—	$129,400	$120,000	$120,000	$121,000
After the additional Purchase Payment:
Highest Anniversary Value = Highest Anniversary Value prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value less Credit Enhancements applied within 12 months = maximum of ($129,400, $120,000, $120,000) – $8,400 = $121,000.
Example #4 — Highest Anniversary Value increase on Contract Anniversary.
On each Contract Anniversary the Highest Anniversary Value will be increased to the Contract Value if the Contract Value is greater than the Highest Anniversary Value.

Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	Death Benefit Under HAV II
Beginning of Year 1	67	—	$100,000	—	$ 107,000	$ 100,000	$ 100,000	$100,000
Activity 6 months later	67	$ 108,000	$ 20,000	—	$129,400	$120,000	$120,000	$121,000
Beginning of Year 2	68	$130,000	—	—	$130,000	$120,000	$130,000	$128,600
After the increase:
Highest Anniversary Value = greater of Contract Value on anniversary or prior Highest Anniversary Value = maximum of ($130,000, $120,000) = $130,000.
At the beginning of Contract Year 2, the Credit Enhancement applied on the subsequent Purchase Payment is still subject to Recapture.
Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value less Credit Enhancements applied within 12 months = maximum of ($130,000, $120,000, $130,000) – $1,400 = $128,600.
Example #5 — Withdrawal from Contract Value.
Amounts withdrawn will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Value. The adjustment will be based on the Contract Value prior to the withdrawal.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	Death Benefit Under HAV II
Beginning of Year 1	67	—	$100,000	—	$ 107,000	$ 100,000	$ 100,000	$100,000
Activity 6 months later	67	$ 108,000	$ 20,000	—	$129,400	$120,000	$120,000	$121,000
Beginning of Year 2	68	$130,000	—	—	$130,000	$120,000	$130,000	$128,600
Activity 6 months later	68	$126,000	—	$5,000	$ 121,000	$ 115,238	$ 124,841	$ 124,841
After the withdrawal:
Purchase payments adjusted for withdrawals = Purchase Payments adjusted for withdrawals prior to the withdrawal — [Purchase Payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 – [$120,000 x $5,000 / $126,000] = $115,238.
Highest Anniversary Value = Highest Anniversary Value prior to the withdrawal — [Highest Anniversary Value prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $130,000 – [$130,000 x $5,000 / $126,000] = $124,841.
Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, and Highest Anniversary Value = maximum of ($121,000, $115,238, $124,841) = $124,841.

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Appendix N — Examples of the Premier II Death Benefit Option
Below are several examples that are designed to help show how the Premier II death benefit option functions. A complete description of this optional contract feature can be found in the prospectus section ‘Death Benefits — Optional Death Benefits’. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. The values in the column entitled ‘Contract Value After Activity’ reflect a Credit Enhancement of 7% of Purchase Payments in the first year where applicable. All values are rounded to the nearest dollar.
Example #1 — Single Purchase Payment of $100,000, no withdrawals, and corresponding rider values.
The table below is meant to provide a numeric example of how the Highest Anniversary Value, Purchase Payments adjusted for withdrawals, 5% Increase Value and Contract Value vary relative to one another during periods of positive and negative market fluctuations.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	5% Increase Value	Death Benefit Under Premier II
Beginning of Year 1	67	—	$100,000	—	$ 107,000	$100,000	$ 100,000	$ 100,000	$100,000
Beginning of Year 2	68	$ 108,000	—	—	$ 108,000	$100,000	$ 108,000	$ 105,000	$108,000
Beginning of Year 3	69	$120,000	—	—	$120,000	$100,000	$120,000	$ 110,250	$120,000
Beginning of Year 4	70	$128,000	—	—	$128,000	$100,000	$128,000	$ 115,763	$128,000
Beginning of Year 5	71	$ 108,000	—	—	$ 108,000	$100,000	$128,000	$ 121,551	$128,000
Beginning of Year 6	72	$ 100,000	—	—	$ 100,000	$100,000	$128,000	$127,628	$128,000
Beginning of Year 7	73	$156,000	—	—	$156,000	$100,000	$156,000	$ 134,010	$156,000
Beginning of Year 8	74	$160,000	—	—	$160,000	$100,000	$160,000	$ 140,710	$160,000
Beginning of Year 9	75	$125,000	—	—	$125,000	$100,000	$160,000	$147,746	$160,000
Beginning of Year 10	76	$ 141,000	—	—	$ 141,000	$100,000	$160,000	$155,133	$160,000
Beginning of Year 11	77	$160,000	—	—	$160,000	$100,000	$160,000	$162,889	$162,889
Beginning of Year 12	78	$155,000	—	—	$155,000	$100,000	$160,000	$ 171,034	$171,034
Beginning of Year 13	79	$163,000	—	—	$163,000	$100,000	$163,000	$179,586	$179,586
Beginning of Year 14	80	$140,000	—	—	$140,000	$100,000	$163,000	$188,565	$188,565
Beginning of Year 15	81	$155,000	—	—	$155,000	$100,000	$163,000	$188,565	$188,565
Beginning of Year 16	82	$165,000	—	—	$165,000	$100,000	$163,000	$188,565	$188,565
In the example above, the beginning of year 2 illustrates the impact on rider values when the Contract Value increases. The Contract Value has increased to $108,000 and the Highest Anniversary Value is increased to the current Contract Value. The 5% Increase Value is calculated as the prior 5% Increase Value, accumulated at 5% for a year ($100,000 * 1.05 ^ (365 / 365) = $105,000). The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value and 5% Increase Value, resulting in a death benefit of $108,000.
In the example above, the beginning of year 5 illustrates the impact on rider values when the Contract Value decreases. The Contract Value has decreased to $108,000 and since that is less than the prior year, the Highest Anniversary Value remains $128,000 and is not increased. The prior 5% Increase Value is accumulated at 5% ($115,763 * 1.05 ^ (365 / 365) = $121,551). The death benefit is the greater of the Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value and 5% Increase Value, resulting in a death benefit of $128,000.

In the example above, the beginning of year 14 illustrates the Contract Anniversary following the oldest Owner’s 80th birthday; the last anniversary at which the Highest Anniversary Value and 5% Increase Value have the potential to increase.
Example #2 — Initial values at issue based on an initial Purchase Payment of $100,000.
Examples 2 — 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	5% Increase Value	Death Benefit Under Premier II
Beginning of Year 1	67	—	$100,000	—	$107,000	$100,000	$100,000	$100,000	$100,000
Initial Highest Anniversary Value = initial Purchase Payment = $100,000.
Initial 5% Increase Value = initial Purchase Payment = $100,000.
Initial Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($107,000, $100,000, $100,000, $100,000) – $7,000 = $100,000. The death benefit is reduced by any Credit Enhancements applied within 12 months of the date of death.
Example #3 — Subsequent Purchase Payment received during the first Contract Year.
If additional Purchase Payments are received, the Highest Anniversary Value and 5% Increase Value will increase by the amount of the Purchase Payment not including any Credit Enhancement.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	5% Increase Value	Death Benefit Under Premier II
Beginning of Year 1	67	—	$100,000	—	$ 107,000	$ 100,000	$ 100,000	$ 100,000	$100,000
Activity 6 months later	67	$108,000	$ 20,000	—	$129,400	$120,000	$120,000	$122,470	$121,000
After the additional Purchase Payment:
Highest Anniversary Value = Highest Anniversary Value prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
5% Increase Value = 5% Increase Value prior to the Purchase Payment accumulated until the time of the Purchase Payment + Purchase Payment amount, subject to the maximum 5% Increase Value of 200% of Purchase Payments adjusted for withdrawals = minimum of ($100,000 * (1.05 ^ (6/12)) + $20,000, 200% * $120,000) = $122,470.
Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value less Credit Enhancements applied within 12 months = maximum of ($129,400, $120,000, $120,000, $122,470) – $8,400 = $121,000.

Example #4 — Highest Anniversary Value increase on Contract Anniversary.
On each Contract Anniversary the Highest Anniversary Value will be increased to the Contract Value if the Contract Value is greater than the Highest Anniversary Value.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	5% Increase Value	Death Benefit Under Premier II
Beginning of Year 1	67	—	$100,000	—	$ 107,000	$ 100,000	$ 100,000	$ 100,000	$100,000
Activity 6 months later	67	$ 108,000	$ 20,000	—	$129,400	$120,000	$120,000	$ 122,470	$121,000
Beginning of Year 2	68	$130,000	—	—	$130,000	$120,000	$130,000	$125,494	$128,600
After the increase:
Highest Anniversary Value = greater of Contract Value on anniversary of prior Highest Anniversary Value = maximum of ($130,000, $120,000) = $130,000.
5% Increase Value = prior 5% Increase Value accumulated until the beginning of year 2 = minimum of ($122,470 * (1.05 ^ (6/12)), 200% * $120,000) = $125,494.
At the beginning of Contract Year 2, the Credit Enhancement applied on the subsequent Purchase Payment is still subject to Recapture.
Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($130,000, $120,000, $130,000, $125,494) – $1,400 = $128,600.
Example #5 — Withdrawal from Contract Value.
Amounts withdrawn will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Value. The adjustment will be based on the Contract Value prior to the withdrawal. The 5% Increase Value is reduced by the amount of the withdrawal.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Purchase Payments Adjusted for Withdrawals	Highest Anniversary Value	5% Increase Value	Death Benefit Under Premier II
Beginning of Year 1	67	—	$100,000	—	$ 107,000	$ 100,000	$ 100,000	$ 100,000	$100,000
Activity 6 months later	67	$ 108,000	$ 20,000	—	$129,400	$120,000	$120,000	$ 122,470	$121,000
Beginning of Year 2	68	$130,000	—	—	$130,000	$120,000	$130,000	$125,494	$128,600
Activity 6 months later	68	$126,000	—	$5,000	$ 121,000	$ 115,238	$ 124,841	$123,593	$ 124,841
After the withdrawal:
Purchase payments adjusted for withdrawals = Purchase Payments adjusted for withdrawals prior to the withdrawal — [Purchase Payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 – [$120,000 x $5,000 / $126,000] = $115,238.
Highest Anniversary Value = Highest Anniversary Value prior to the withdrawal — [Highest Anniversary Value prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = [$130,000 – $130,000 x $5,000 / $126,000] = $124,841.

5% Increase Value = 5% Increase Value prior to the withdrawal accumulated until the time of the withdrawal and reduced for the withdrawal = Minimum of ($125,494 * (1.05 ^ (6/12)) – $5,000, 200% * $115,238) = $123,593.
Death Benefit = Maximum of Contract Value, Purchase Payments adjusted for withdrawals, Highest Anniversary Value, and 5% Increase Value = maximum of ($121,000, $115,238, $124,841, $123,539) = $124,841.

Appendix O — Examples of the Estate Enhancement Benefit II Option
Below are several examples that are designed to help show how the Estate Enhancement Benefit II option functions. A complete description of this optional contract feature can be found in the prospectus section ‘Death Benefits – Optional Death Benefits’. Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. The values in the column entitled ‘Contract Value After Activity’ reflect a Credit Enhancement of 7% of Purchase Payments in the first year where applicable. All values are rounded to the nearest dollar.
Example #1 — Initial values on issue based on an initial Purchase Payment of $100,000.
Examples 1 — 5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the rider values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the oldest Owner.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Remaining Purchase Payments	Maximum Enhancement Basis	Estate Enhancement Benefit
Beginning of Year 1	69	—	$100,000	—	$107,000	$100,000	$200,000	$2,800
Initial Maximum Enhancement Basis = Purchase Payments * 200% = $100,000 * 200% = $200,000.
Initial Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($107,000 – $100,000) = $2,800.
Example #2 — Subsequent Purchase Payment received during the first Contract Year.
If additional Purchase Payments are received, the Contract Value, Purchase Payments adjusted for withdrawals, and remaining Purchase Payments are increased by the Purchase Payment.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Remaining Purchase Payments	Maximum Enhancement Basis	Estate Enhancement Benefit
Beginning of Year 1	69	—	$100,000	—	$ 107,000	$ 100,000	$200,000	$2,800
Activity 6 months later	69	$105,000	$ 20,000	—	$126,400	$120,000	$240,000	$2,560
After the additional Purchase Payment:
Maximum Enhancement Basis = Purchase Payments adjusted for withdrawals * 200% = ($100,000 + $20,000) * 200% = $240,000.
Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($126,400 – $120,000) = $2,560.

Example #3 — Withdrawal from Contract Value.
Amounts withdrawn will result in an adjustment on a Pro-rata Basis to Purchase Payments in the maximum enhancement basis calculation based on the Contract Value prior to the withdrawal.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Remaining Purchase Payments	Maximum Enhancement Basis	Estate Enhancement Benefit
Beginning of Year 1	69	—	$100,000	—	$ 107,000	$ 100,000	$200,000	$2,800
Activity 6 months later	69	$ 105,000	$ 20,000	—	$126,400	$120,000	$240,000	$2,560
Beginning of Year 2	70	$130,000	—	—	$130,000	$120,000	$240,000	$4,000
Activity 6 months later	70	$133,000	—	$5,000	$128,000	$120,000	$230,977	$3,200
After the withdrawal:
Purchase payments adjusted for withdrawals are adjusted on a Pro-rata Basis = Purchase Payments adjusted for withdrawals prior to the withdrawal — [Purchase Payments adjusted for withdrawals prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 – [$120,000 x $5,000 / $133,000] = $115,489.
Maximum Enhancement Basis = Purchase Payments adjusted for withdrawals * 200% = $115,489 * 200% = $230,977.
Remaining Purchase Payments: the withdrawal will be allocated to contract gain up to the free withdrawal amount, and then to Purchase Payments on a first in, first out, basis. Therefore, remaining Purchase Payments = $120,000.
Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($128,000 - $120,000) = $3,200.
Example #4 — Decreases in Contract Values.
Decreases in Contract Value can cause a drop in benefit amount; however, this amount will never be less than $0.
Contract Anniversary	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Remaining Purchase Payments	Maximum Enhancement Basis	Estate Enhancement Benefit
Beginning of Year 1	69	—	$100,000	—	$ 107,000	$ 100,000	$200,000	$2,800
Activity 6 months later	69	$ 105,000	$ 20,000	—	$126,400	$120,000	$240,000	$2,560
Beginning of Year 2	70	$130,000	—	—	$130,000	$120,000	$240,000	$4,000
Activity 6 months later	70	$133,000	—	$5,000	$128,000	$120,000	$230,977	$3,200
Beginning of Year 3	71	$122,000	—	—	$122,000	$120,000	$230,977	$800
Beginning of Year 4	72	$ 115,000	—	—	$ 115,000	$120,000	$230,977	—
Beginning of Year 5	73	$ 118,000	—	—	$ 118,000	$120,000	$230,977	—
Beginning of Year 6	74	$123,000	—	—	$123,000	$120,000	$230,977	$1,200
Values in the beginning of year 4:
Maximum Enhancement Basis = Purchase Payments adjusted for withdrawals * 200% = $115,489 * 200% = $230,977.

Estate Enhancement Benefit = Estate Enhancement Benefit Percentage * (Contract Value less remaining Purchase Payments) = 0.40 * ($115,000 – $120,000) = -$2,000.
Benefit may not be less than zero so no benefit is due.

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Appendix P — Examples of the MyPath Highest Anniversary Death Benefit Single and Joint Options
Below are several examples that are designed to help show how the MyPath Highest Anniversary Death Benefit — Single and MyPath Highest Anniversary Death Benefit — Joint riders function. A level GAI of $4,000 is assumed for illustration purposes in the examples below. Additional information on how to calculate GAI can be found in the MyPath Core Flex and MyPath Value descriptions in the section of this Prospectus entitled “Other Contract Options (Living Benefits).” A complete description of this optional contract feature can be found in the section of this prospectus entitled “Death Benefits — Optional Death Benefits.” Contract values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. The values in the column entitled ‘Contract Value after Activity’ reflect a Credit Enhancement of 7% of Purchase Payments in the first year where applicable. All values are rounded to the nearest dollar.
Example #1 — Initial values.
Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life (youngest Designated Life for the Joint option).
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Death Benefit
Beginning of Year 1	63	$0	$100,000	—	$107,000	$100,000
Initial Highest Anniversary Death Benefit = initial Purchase Payment = $100,000.
Example #2 — Subsequent Purchase Payment in the first Contract Year.
If additional Purchase Payments are received, the Highest Anniversary Death Benefit will increase by the amount of the Purchase Payment.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Death Benefit
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$100,000
Activity (purchase payment)	63	$105,000	$ 20,000	—	$126,400	$120,000
After the additional Purchase Payment:
Highest Anniversary Death Benefit = Highest Anniversary Death Benefit prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
Example #3 — Highest Anniversary Death Benefit on Contract Anniversary.
On each Contract Anniversary, prior to age 80, the Highest Anniversary Death Benefit is increased to the Contract Value if the Contract Value is greater than the then current Highest Anniversary Death Benefit.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Death Benefit
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$100,000
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$126,000
After the Contract Anniversary:
Highest Anniversary Death Benefit = greater of Contract Value or Highest Anniversary Death Benefit prior to the Contract Anniversary = maximum of ($126,000, $120,000) = $126,000.
Example #4 — After the benefit date, cumulative withdrawals during a Contract Year less than or equal to GAI.
After the benefit date, cumulative amounts withdrawn up to the $4,000 GAI will result in a dollar for dollar adjustment to the Highest Anniversary Death Benefit.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Death Benefit
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$100,000
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$126,000
Activity (withdrawal)	64	$130,000	$ 0	$4,000	$126,000	$122,000
After the withdrawal:
Highest Anniversary Death Benefit = Highest Anniversary Death Benefit prior to the withdrawal – amount of the withdrawal = $126,000 – $4,000 = $122,000.
Example #5 — After the benefit date, cumulative withdrawals during a Contract Year that exceed the GAI.
After the benefit date, cumulative amounts withdrawn in excess of the $4,000 GAI will result in a dollar for dollar adjustment to the Highest Anniversary Death Benefit on the amounts less than or equal to the remaining GAI and an adjustment on a Pro-rata Basis to the Highest Anniversary Death Benefit for the amount of the excess withdrawal. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Death Benefit
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$100,000
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$126,000
Activity (withdrawal)	64	$130,000	$ 0	$4,000	$126,000	$122,000
Beginning of Year 3	65	$129,000	$ 0	—	$129,000	$129,000
Activity (withdrawal)	65	$130,000	$ 0	$8,000	$122,000	$ 121,032

At the beginning of year 3:
Highest Anniversary Death Benefit = greater of Contract Value or Highest Anniversary Death Benefit prior to the Contract Anniversary = maximum of ($129,000, $122,000) = $129,000
After the excess withdrawal:
Highest Anniversary Death Benefit = [Highest Anniversary Death Benefit prior to the withdrawal – remaining GAI] – [(Highest Anniversary Value prior to withdrawal – remaining GAI) x amount of excess withdrawal / (Contract Value prior to the withdrawal – remaining GAI)] = ($129,000 – $4,000) – [($129,000 – $4,000) x ($8,000 – $4,000) / ($130,000 – $4,000)] = $121,032.
Example #6 — Withdrawal prior to the benefit date.
Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the Highest Anniversary Death Benefit.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Highest Anniversary Death Benefit
Beginning of Year 1	45	$ 0	$100,000	—	$ 107,000	$100,000
Activity (purchase payment)	45	$ 105,000	$ 20,000	—	$126,400	$120,000
Beginning of Year 2	46	$126,000	$ 0	—	$126,000	$126,000
Activity (withdrawal)	46	$130,000	$ 0	$4,000	$126,000	$122,123
After the withdrawal:
Highest Anniversary Death Benefit = Highest Anniversary Death Benefit prior to the withdrawal – [Highest Anniversary Death Benefit prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $126,000 – [$126,000 x $4,000 / $130,000] = $122,123.

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Appendix Q — Examples of the MyPath Core Flex Single and Joint Options
Below are several examples that are designed to help show how the MyPath Core Flex (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single, but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled “Other Contract Options (Living Benefits).” Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. The values in the column entitled ‘Contract Value After Activity’ reflect a Credit Enhancement of 7% of Purchase Payments in the first year where applicable. All values are rounded to the nearest dollar. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.
The examples may not reflect the current annual income percentage or the current benefit base enhancement rate. Please see the prospectus or current Rate Sheet Prospectus Supplement for current annual income percentage and benefit base enhancement rates. Historic benefit base enhancement rates and annual income percentages are available in Appendix V to this prospectus.
Example #1 — Initial values.
Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$0	$100,000	—	$107,000	$100,000	$100,000	4.10%	$4,100
Initial benefit base = initial Purchase Payment = $100,000.
Enhancement base = initial Purchase Payment = $100,000.
Annual income percentage = based on current age = 4.10%.
Initial GAI = initial benefit base x annual income percentage = $100,000 x 4.10% = $4,100.
Example #2 — Subsequent Purchase Payment before first withdrawal.
Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base and enhancement base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.10%	$4,920
After the additional Purchase Payment:
Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
Enhancement base = enhancement base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
GAI = new benefit base x annual income percentage = $120,000 x 4.10% = $4,920.
Example #3 — Benefit base enhancement.
On each Contract Anniversary during the enhancement period, in each Contract Year where there is no withdrawal activity, the benefit base will be increased by the enhancement rate multiplied by the enhancement base. Following any applicable benefit base enhancement, the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.10%	$4,920
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$127,200	$120,000	4.10%	$ 5,215
After the enhancement:
Enhancement = the enhancement base x enhancement rate = $120,000 x 6.0% = $7,200.
Benefit base = the benefit base prior to the enhancement plus the enhancement amount = $120,000 + $7,200 = $127,200
On a benefit base reset:
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $127,200) = $127,200; No benefit base reset occurred.
Enhancement base = no impact = $120,000.
Annual income percentage = based on the current age as there have been no withdrawals yet = 4.10%.
GAI = new benefit base x annual income percentage = $127,200 x 4.10% = $5,215.

Example #4 — After the benefit date, cumulative withdrawals during the second Contract Year less than or equal to the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.10%	$4,920
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$127,200	$120,000	4.10%	$5,215
Activity (withdrawal)	64	$130,000	$ 0	$5,215	$124,785	$127,200	$120,000	4.10%	$ 5,215
After the withdrawal:
Benefit base = no impact = $127,200.
Enhancement base = no impact= $120,000.
Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change except in the case of a benefit base reset = 4.10%.
Example #5 — After the benefit date, benefit base reset followed by cumulative withdrawals during the third Contract Year exceeding the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.10%	$4,920
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$127,200	$120,000	4.10%	$5,215
Activity (withdrawal)	64	$130,000	$ 0	$ 5,215	$124,785	$127,200	$120,000	4.10%	$5,215
Beginning of Year 3	65	$129,000	$ 0	—	$129,000	$129,000	$129,000	5.10%	$6,579
Activity (withdrawal)	65	$130,000	$ 0	$60,000	$ 70,000	$ 73,164	$ 73,164	5.10%	$ 3,731
At the beginning of year 3:
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($129,000, $127,200) = $129,000.
Enhancement base = due to the benefit base reset is increased to the value of the benefit base = $129,000.
Note: there is no enhancement due to the withdrawal that was taken during the year.

Annual income percentage = re-evaluated based on age at the time of the benefit base reset = 5.10%
GAI = new benefit base x annual income percentage = $129,000 x 5.10% = $6,579.
After the excess withdrawal:
Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to excess withdrawal x excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 – [$129,000 x ($60,000 – $6,579) / ($130,000 – $6,579)] = $73,164.
Enhancement base = enhancement base prior to the excess withdrawal – [enhancement base prior to excess withdrawal x excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 – [$129,000 x ($60,000 – $6,579) / ($130,000 – $6,579)] = $73,164.
GAI = new benefit base x annual income percentage = $73,164 x 5.10% = $3,731.
Example #6 — Withdrawal prior to the benefit date.
Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	45	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	45	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.10%	$4,920
Beginning of Year 2	46	$126,000	$ 0	—	$126,000	$127,200	$120,000	4.10%	$5,215
Activity (withdrawal)	46	$130,000	$ 0	$5,215	$124,785	$122,097	$ 115,186	4.10%	$5,006
After the withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $127,200 – [$127,200 x $5,215 / $130,000] = $122,097.
Enhancement base = enhancement base prior to the withdrawal – [enhancement base prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 – [$120,000 x $5,215 / $130,000] = $115,186.
GAI = new benefit base x annual income percentage = $122,097 x 4.10% = $5,006.

Appendix R — Examples of the MyPath Ascend Single and Joint Options
Below are several examples that are designed to help show how the MyPath Ascend (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single, but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled “Other Contract Options (Living Benefits).” Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. The values in the column entitled ‘Contract Value After Activity’ reflect a Credit Enhancement of 7% of Purchase Payments in the first year where applicable. All values are rounded to the nearest dollar.
The examples are based on contracts applied for on or after July 21, 2014, for purposes of the applicable annual income percentage and corresponding GAI. For contracts applied for prior to July 21, 2014, the benefit base calculations are identical to the examples provided in the appendices, but the annual income percentage and corresponding GAI will be different based on the applicable annual income percentage in effect at that time.
Example #1 — Initial values.
Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$0	$100,000	—	$107,000	$100,000	$100,000	4.10%	$4,100
Initial benefit base = initial Purchase Payment = $100,000.
Enhancement base = initial Purchase Payment = $100,000.
Annual income percentage = based on current age = 4.10%.
Initial GAI = initial benefit base x annual income percentage = $100,000 x 4.10% = $4,100.
Example #2 — Subsequent Purchase Payment before first withdrawal.
Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base and enhancement base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.10%	$4,920

After the additional Purchase Payment:
Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
Enhancement base = enhancement base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
GAI = new benefit base x annual income percentage = $120,000 x 4.10% = $4,920.
Example #3 — Benefit base enhancement.
On each Contract Anniversary during the enhancement period, in each Contract Year where there is no withdrawal activity, the benefit base will be increased by the enhancement rate multiplied by the enhancement base. Following any applicable benefit base enhancement, the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.10%	$4,920
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$128,400	$120,000	4.10%	$5,264
After the enhancement:
Enhancement = the enhancement base x enhancement rate = $120,000 x 7.0% = $8,400.
Benefit base = the benefit base prior to the enhancement plus the enhancement amount = $120,000 + $8,400 = $128,400
On a benefit base reset:
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $128,400) = $128,400; No benefit base reset occurred.
Enhancement base = no impact = $120,000.
Annual income percentage = based on the current age as there have been no withdrawals yet = 4.10%.
GAI = new benefit base x annual income percentage = $128,400 x 4.10% = $5,264.
Example #4 — After the benefit date, cumulative withdrawals during the second Contract Year less than or equal to the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.10%	$4,920
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$128,400	$120,000	4.10%	$5,264
Activity (withdrawal)	64	$130,000	$ 0	$5,264	$124,736	$128,400	$120,000	4.10%	$5,264
After the withdrawal:
Benefit base = no impact = $128,400.
Enhancement base = no impact= $120,000.
Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change except in the case of a benefit base reset = 4.10%.
Example #5 — After the benefit date, benefit base reset followed by cumulative withdrawals during the third Contract Year exceeding the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.10%	$4,920
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$128,400	$120,000	4.10%	$5,264
Activity (withdrawal)	64	$130,000	$ 0	$ 5,264	$124,736	$128,400	$120,000	4.10%	$5,264
Beginning of Year 3	65	$129,000	$ 0	—	$129,000	$129,000	$129,000	5.10%	$6,579
Activity (withdrawal)	65	$130,000	$ 0	$60,000	$ 70,000	$ 73,164	$ 73,164	5.10%	$ 3,731
At the beginning of year 3:
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($129,000, $128,400) = $129,000.
Enhancement base = due to the benefit base reset is increased to the value of the benefit base = $129,000.
Note: there is no enhancement due to the withdrawal that was taken during the year.
Annual income percentage = re-evaluated based on age at the time of the benefit base reset = 5.10%
GAI = new benefit base x annual income percentage = $129,000 x 5.10% = $6,579.

After the excess withdrawal:
Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to excess withdrawal x excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 – [$129,000 x ($60,000 – $6,579) / ($130,000 – $6,579)] = $73,164.
Enhancement base = enhancement base prior to the excess withdrawal – [enhancement base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 – [$129,000 x ($60,000 – $6,579) / ($130,000 – $6,579)] = $73,164.
GAI = new benefit base x annual income percentage = $73,164 x 5.10% = $3,731.
Example #6 — Withdrawal prior to the benefit date.
Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	45	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	45	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.10%	$4,920
Beginning of Year 2	46	$126,000	$ 0	—	$126,000	$128,400	$120,000	4.10%	$5,264
Activity (withdrawal)	46	$130,000	$ 0	$5,264	$124,736	$123,200	$ 115,141	4.10%	$ 5,051
After the withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $128,400 – [$128,400 x $5,264 / $130,000] = $123,200.
Enhancement base = enhancement base prior to the withdrawal – [enhancement base prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 – [$120,000 x $5,264 / $130,000] = $115,141.
GAI = new benefit base x annual income percentage = $123,200 x 4.10% = $5,051.

Appendix S — Examples of the MyPath Summit Single and Joint Options
Below are several examples that are designed to help show how the MyPath Summit (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single, but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled “Other Contract Options (Living Benefits).” Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. The values in the column entitled ‘Contract Value After Activity’ reflect a Credit Enhancement of 7% of Purchase Payments in the first year where applicable. All values are rounded to the nearest dollar. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.
The examples may not reflect the current annual income percentage or the current benefit base enhancement rate. Please see the prospectus or current Rate Sheet Prospectus Supplement for current annual income percentage and benefit base enhancement rates. Historic benefit base enhancement rates and annual income percentages are available in Appendix V to this prospectus.
Example #1 — Initial values.
Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000 and the age of the Designated Life.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$0	$100,000	—	$107,000	$100,000	4.35%	$4,350
Initial benefit base = initial Purchase Payment = $100,000.
Annual income percentage = based on current age = 4.35%.
Initial GAI = initial benefit base x annual income percentage = $100,000 x 4.35% = $4,350.
Example #2 — subsequent Purchase Payment before first withdrawal.
Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	4.35%	$4,350
Activity (purchase payment)	63	$105,000	$ 20,000	—	$126,400	$120,000	4.35%	$5,220

After the additional Purchase Payment:
Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
GAI = new benefit base x annual income percentage = $120,000 x 4.35% = $5,220.
Example #3 — Benefit base reset.
On each Contract Anniversary the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	4.35%	$4,350
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	4.35%	$5,220
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$126,000	4.35%	$ 5,481
On a benefit base reset:
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $120,000) = $126,000.
Annual income percentage = based on the current age as there have been no withdrawals yet = 4.35%.
GAI = new benefit base x annual income percentage = $126,000 x 4.35% = $5,481.
Example #4 — After the benefit date, cumulative withdrawals during the second Contract Year less than or equal to the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	4.35%	$4,350
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	4.35%	$5,220
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$126,000	4.35%	$5,481
Activity (withdrawal)	64	$130,000	$ 0	$5,481	$ 124,519	$126,000	4.35%	$ 5,481
After the withdrawal:
Benefit base = no impact = $126,000.
Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change except in the case of a benefit base reset = 4.35%.

Example #5 — After the benefit date, benefit base reset followed by cumulative withdrawals during the third Contract Year exceeding the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	4.35%	$4,350
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	4.35%	$5,220
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$126,000	4.35%	$5,481
Activity (withdrawal)	64	$130,000	$ 0	$ 5,481	$ 124,519	$126,000	4.35%	$5,481
Beginning of Year 3	65	$129,000	$ 0	—	$129,000	$129,000	5.35%	$6,902
Activity (withdrawal)	65	$130,000	$ 0	$60,000	$ 70,000	$ 73,356	5.35%	$3,925
At the beginning of year 3:
Benefit base = due to the benefit base reset is reset to Contract Value = $129,000.
Annual income percentage = re-evaluated based on age at the time of the benefit base reset = 5.35%
GAI = new benefit base x annual income percentage = $129,000 x 5.35% = $6,902.
After the withdrawal:
Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to excess withdrawal x excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 – [$129,000 x ($60,000 – $6,902) / ($130,000 – $6,902)] = $73,356.
GAI = new benefit base x annual income percentage = $73,356 x 5.35% = $3,925.
Example #6 — Withdrawal prior to the benefit date.
Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	55	$ 0	$100,000	—	$ 107,000	$ 100,000	4.35%	$4,350
Activity (purchase payment)	55	$ 105,000	$ 20,000	—	$126,400	$120,000	4.35%	$5,220
Beginning of Year 2	56	$126,000	$ 0	—	$126,000	$126,000	4.35%	$5,481
Activity (withdrawal)	56	$130,000	$ 0	$5,481	$ 124,519	$120,688	4.35%	$5,250

After the withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $126,000 – [$126,000 x $5,481 / $130,000] = $120,688.
GAI = new benefit base x annual income percentage = $120,688 x 4.35% = $5,250.

Appendix T — Examples of the MyPath Value Single and Joint Options
Below are several examples that are designed to help show how the MyPath Value (Single and Joint) riders function. The examples assume the Single option for purposes of the applicable annual income percentage and corresponding GAI. Under the Joint option, the benefit base calculations are identical to Single, but the applicable annual income percentage is less and will be based on the age of the youngest Designated Life. A complete description of this optional rider can be found in the section of this Prospectus entitled “Other Contract Options (Living Benefits).” Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how the optional rider can be impacted by Sub-Account gain or loss. The values in the column entitled ‘Contract Value After Activity’ reflect a Credit Enhancement of 7% of Purchase Payments in the first year where applicable. All values are rounded to the nearest dollar. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.
The examples may not reflect the current annual income percentage or the current benefit base enhancement rate. Please see the prospectus or current Rate Sheet Prospectus Supplement for current annual income percentage and benefit base enhancement rates. Historic benefit base enhancement rates and annual income percentages are available in Appendix V to this prospectus.
Example #1 — Initial values.
Examples 1-5 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. The initial values are based on an initial Purchase Payment of $100,000.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$0	$100,000	—	$107,000	$100,000	4.10%	$4,100
Initial benefit base = initial Purchase Payment = $100,000.
Annual income percentage = 4.10%
Initial GAI = initial benefit base x annual income percentage = $100,000 x 4.10% = $4,100.
Example #2 — Subsequent Purchase Payment before first withdrawal.
Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$105,000	$ 20,000	—	$126,400	$120,000	4.10%	$4,920

After the additional Purchase Payment:
Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
GAI = new benefit base x annual income percentage = $120,000 x 4.10% = $4,920.
Example #3 — Benefit base reset.
On each Contract Anniversary the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	4.10%	$4,920
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$126,000	4.10%	$5,166
On a benefit base reset:
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($126,000, $120,000) = $126,000.
GAI = new benefit base x annual income percentage = $126,000 x 4.10% = $5,166.
Example #4 — After the benefit date, cumulative withdrawals during the second Contract Year less than or equal to the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	4.10%	$4,920
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$126,000	4.10%	$5,166
Activity (withdrawal)	64	$130,000	$ 0	$5,166	$124,834	$126,000	4.10%	$5,166
After the withdrawal:
Benefit base = no impact = $126,000.

Example #5 — After the benefit date, benefit base reset followed by cumulative withdrawals during the third Contract Year exceeding the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	4.10%	$4,920
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$126,000	4.10%	$5,166
Activity (withdrawal)	64	$130,000	$ 0	$ 5,166	$124,834	$126,000	4.10%	$5,166
Beginning of Year 3	65	$129,000	$ 0	$ 0	$129,000	$129,000	4.10%	$5,289
Activity (withdrawal)	65	$130,000	$ 0	$60,000	$ 70,000	$ 72,407	4.10%	$2,969
At the beginning of year 3:
Benefit base = due to the benefit base reset is reset to Contract Value = $129,000.
GAI = new benefit base x annual income percentage = $129,000 x 4.10% = $5,289.
After the excess withdrawal:
Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to excess withdrawal x excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 – [$129,000 x ($60,000 – $5,289) / ($130,000 – $5,289)] = $72,407.
GAI = new benefit base x annual income percentage = $72,407 x 4.10% = $2,969.
Example #6 — Withdrawal prior to the benefit date.
Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	4.10%	$4,100
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	4.10%	$4,920
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$126,000	4.10%	$5,166
Activity (withdrawal)	64	$130,000	$ 0	$5,166	$124,834	$120,993	4.10%	$ 4,961
After the withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal x amount of withdrawal / Contract Value prior to the withdrawal] = $126,000 – [$126,000 x $5,166 / $130,000] = $120,993.
GAI = new benefit base x annual income percentage = $120,993 x 4.10% = $4,961.

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Appendix U — Examples of the MyPath Ascend 2.0 Single, Joint, and Joint 50 Options
Below are several examples that are designed to help show how the MyPath Ascend 2.0 (Single, Joint, and Joint 50) riders function. The mechanics of the riders are similar and can be illustrated through the same set of examples. Complete descriptions of these optional riders can be found in the section of this Prospectus entitled “Optional Contract Options (Living Benefits).” Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. The values in the column entitled 'Contract Value after Activity' reflect a Credit Enhancement of 7% of Purchase Pyaments in the first year where applicable. All values are rounded to the nearest dollar. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.
The examples may not reflect the current annual income percentage or the current benefit base enhancement rate. Please see the prospectus or current Rate Sheet Prospectus Supplement for current annual income percentage and benefit base enhancement rates. Historic benefit base enhancement rates and annual income percentages are available in Appendix V to this prospectus.
Examples 1-6 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. Example 6 applies only to the Joint 50 rider and demonstrates how the GAI calculation changes on the Continuation Date. The initial values are based on an initial Purchase Payment of $100,000. Ages shown below are of the youngest Designated Life for joint riders and are used with lower Annual Income Percentages.
Example #1 — Initial values.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$0	$100,000	—	$107,000	$100,000	$100,000	4.00%	$4,000
Initial benefit base = initial Purchase Payment = $100,000.
Enhancement base = initial Purchase Payment = $100,000.
Annual income percentage = based on current age = 4.00%.
Initial GAI = initial benefit base X annual income percentage = $100,000 X 4.00% = $4,000.
Example #2 — Subsequent Purchase Payment before first withdrawal.
Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base and enhancement base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage (and beginning on the Continuation Date, multiplied by the Continuation Factor for the Joint 50 rider).

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	63	$105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
After the additional Purchase Payment:
Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
Enhancement base = enhancement base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
GAI = new benefit base X annual income percentage = $120,000 X 4.00% = $4,800.
Example #3 — Benefit base enhancement.
On each Contract Anniversary during the enhancement period, in each Contract Year where there is no withdrawal activity, the benefit base will be increased by the enhancement rate multiplied by the enhancement base. Following any applicable benefit base enhancement, the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage (and beginning on the Continuation Date, multiplied by the Continuation Factor for the Joint 50 rider).
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$128,400	$120,000	4.00%	$5,136
After the enhancement:
Enhancement = the enhancement base X enhancement rate = $120,000 X 7.0% = $8,400.
Benefit base = the benefit base prior to the enhancement plus the enhancement amount = $120,000 + $8,400 = $128,400.
On a benefit base reset:
Benefit base = greater of Contract Value or benefit base after benefit base enhancement = maximum of ($126,000, $128,400) = $128,400; No benefit base reset occurred.
Enhancement base = no impact = $120,000.
Annual income percentage = based on the current age as there have been no withdrawals yet = 4.00%.
GAI = new benefit base X annual income percentage = $128,400 X 4.00% = $5,136.

Example #4 — After the benefit date, cumulative withdrawals during the second Contract Year less than or equal to the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$128,400	$120,000	4.00%	$5,136
Activity (withdrawal)	64	$130,000	$ 0	$5,136	$124,864	$128,400	$120,000	4.00%	$5,136
After the withdrawal:
Benefit base = no impact = $128,400.
Enhancement base = no impact = $120,000.
Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change except in the case of a benefit base reset = 4.00%.
Example #5 — After the benefit date, benefit base reset followed by cumulative withdrawals during the third Contract Year exceeding the GAI.
On or after the benefit date, the client may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$128,400	$120,000	4.00%	$5,136
Activity (withdrawal)	64	$130,000	$ 0	$ 5,136	$124,864	$128,400	$120,000	4.00%	$5,136
Beginning of Year 3	65	$129,000	$ 0	—	$129,000	$129,000	$129,000	5.00%	$6,450
Activity (withdrawal)	65	$130,000	$ 0	$60,000	$ 70,000	$ 73,088	$ 73,088	5.00%	$3,654
At the beginning of year 3:
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($129,000, $128,400) = $129,000.
Enhancement base = due to the benefit base reset is increased to the value of the benefit base = $129,000.
Note: there is no enhancement due to the withdrawal that was taken during the year.

Annual income percentage = re-evaluated based on age at the time of the benefit base reset = 5.00%
GAI = new benefit base X annual income percentage = $129,000 X 5.00% = $6,450.
After the excess withdrawal:
Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 – [$129,000 X ($60,000 – $6,450) / ($130,000 – $6,450)] = $73,088.
Enhancement base = enhancement base prior to the excess withdrawal – [enhancement base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 – [$129,000 X ($60,000 – $6,450) / ($130,000 – $6,450)] = $73,088.
GAI = new benefit base X annual income percentage = $73,088 X 5.00% = $3,654.
Example #6 — Death of Joint Designated Life causes the Continuation Factor to be applied on the Continuation Date. (Joint 50 only)
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$128,400	$120,000	4.00%	$5,136
Activity (withdrawal)	64	$130,000	$ 0	$ 5,136	$124,864	$128,400	$120,000	4.00%	$5,136
Beginning of Year 3	65	$129,000	$ 0	—	$129,000	$129,000	$129,000	5.00%	$6,450
Activity (withdrawal)	65	$130,000	$ 0	$60,000	$ 70,000	$ 73,088	$ 73,088	5.00%	$3,654
Continuation Date/Beginning of Year 4	66	$ 71,000	$ 0	—	$ 71,000	$ 73,088	$ 73,088	5.00%	$1,827
On the Continuation Date (coinciding with the beginning of year 4):
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($71,000, $73,088) = $73,088; No benefit base reset occurred.
Enhancement base = no impact = $73,088.
Note: there is no enhancement due to the withdrawal that was taken during the year.
Annual income percentage = determined based on the current age as of the most recent benefit base reset and will no longer change except in the case of another base benefit reset = $5.00%.
Continuation Factor = 50%.
GAI = new benefit base X annual income percentage X Continuation Factor = $73,088 X 5.00% X 50% = $1,827.

Example #7 — Withdrawal prior to the benefit date.
Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage (and beginning on the Continuation Date, multiplied by the Continuation Factor for the Joint 50 rider).
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	45	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	45	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
Beginning of Year 2	46	$126,000	$ 0	—	$126,000	$128,400	$120,000	4.00%	$5,136
Activity (withdrawal)	46	$130,000	$ 0	$5,136	$124,864	$123,327	$ 115,259	4.00%	$4,933
After the withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $128,400 – [$128,400 X $5,136 / $130,000] = $123,327.
Enhancement base = enhancement base prior to the withdrawal – [enhancement base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 – [$120,000 X $5,136 / $130,000] = $115,259.
GAI = new benefit base X annual income percentage = $123,327 X 4.00% = $4,933.
Example #8 — 200% Benefit Base Guarantee.
On the later of the 12th Contract Anniversary following the rider effective date, or the Contract Anniversary on or following the 67th birthday of the Designated Life (youngest Designated Life if Joint), if no withdrawals have been taken from the contract, the 200% benefit base guarantee is equal to the sum of all Purchase Payments made before the first Contract Anniversary multiplied by 200%, and all subsequent Purchase Payments made on or after the first Contract Anniversary.
If the 200% benefit base guarantee is greater than the current benefit base, following any applicable benefit base reset or benefit base enhancement, the benefit base will be set equal to the 200% benefit base guarantee. The benefit base after adjustment remains subject to the benefit base maximum of $4,000,000. If you take a withdrawal on or before the date your benefit base is eligible for the 200% benefit base guarantee, the 200% benefit base guarantee terminates without value.

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	54	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	55	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
Beginning of Year 2	55	$ 112,000	$ 0	—	$ 112,000	$128,400	$120,000	4.00%	$5,136
Beginning of Year 3	56	$ 112,000	$ 0	—	$ 112,000	$136,800	$120,000	4.00%	$5,472
Beginning of Year 4	57	$ 117,000	$ 0	—	$ 117,000	$145,200	$120,000	4.00%	$5,808
Beginning of Year 5	58	$122,000	$ 0	—	$122,000	$153,600	$120,000	4.00%	$6,144
Beginning of Year 6	59	$128,000	$ 0	—	$128,000	$162,000	$120,000	4.00%	$6,480
Beginning of Year 7	60	$132,000	$ 0	—	$132,000	$ 170,400	$120,000	4.00%	$6,816
Beginning of Year 8	61	$134,000	$ 0	—	$134,000	$178,800	$120,000	4.00%	$7,152
Beginning of Year 9	62	$138,000	$ 0	—	$138,000	$187,200	$120,000	4.00%	$7,488
Beginning of Year 10	63	$ 141,000	$ 0	—	$ 141,000	$195,600	$120,000	4.00%	$7,824
Beginning of Year 11	64	$145,000	$ 0	—	$145,000	$204,000	$120,000	4.00%	$8,160
Beginning of Year 12	65	$148,000	$ 0	—	$148,000	$ 212,400	$120,000	5.00%	$10,620
Beginning of Year 13	66	$152,000	$ 0	—	$152,000	$220,800	—	5.00%	$11,040
Beginning of Year 14	67	$168,000	$ 0	—	$168,000	$240,000	—	5.00%	$12,000
After the 12th Contract Anniversary:
After the enhancement is credited, the Enhancement Base is no longer applicable as the Enhancement Period has ended.
After the 13th Contract Anniversary:
200% Benefit Base Guarantee = [200% * (total Purchase Payments in 1st Contract Year)] + (total Purchase Payments made after the 1st Contract Anniversary) = [200% * ($100,000 + $20,000)] + ($0) = $240,000
Benefit Base = the greater of the benefit base after any applicable benefit base enhancement or benefit base reset and the 200% Benefit Base Guarantee = maximum of ($220,800, $240,000) = $240,000.
GAI = new benefit base X annual income percentage = $240,000 X 5.00% = $12,000.

Appendix V — Historic Benefit Base Enhancement Rates and Annual Income Percentages
Below are the historic benefit base enhancement rates and annual income percentages applicable to the optional living benefit riders described in this Prospectus. If a rider is not listed, it means that the enhancement rates and the annual income percentages have not changed for the particular rider. A complete description of the riders can be found in the section of this Prospectus entitled “Other Contract Options (Living Benefits)”.
Contracts Applied For Between March 16, 2020 and April 19, 2020
The tables below list the enhancement rates and annual income percentages applicable for contracts with optional living benefit riders applied for between March 16, 2020 and April 19, 2020.
MyPath Core Flex (Single and Joint) Option
Benefit Base Enhancement Rate: 6.0%
Age	Single Annual Income Percentage	Joint Annual Income Percentage
Through age 64	3.75%	3.25%
65-74	5.00%	4.50%
75-79	5.25%	4.75%
80+	5.75%	5.25%

Contracts Applied For Between October 7, 2019 and April 19, 2020
The tables below list the enhancement rates and annual income percentages applicable for contracts with optional living benefit riders applied for between October 7, 2019 and April 19, 2020.
MyPath Ascend 2.0 (Single, Joint, and Joint 50) Option
Benefit Base Enhancement Rate: 7.0%
Age	Single Annual Income Percentage	Joint Annual Income Percentage	Joint 50 Annual Income Percentage*
Through age 64	3.65%	3.25%	4.00%
65-74	5.00%	4.50%	5.65%
75-79	5.25%	4.75%	6.00%
80+	5.65%	5.25%	6.50%

Contracts Applied For Between July 9, 2018 and March 15, 2020
The tables below list the enhancement rates and annual income percentages applicable for contracts with optional living benefit riders applied for between July 9, 2018 and March 15, 2020.
MyPath Core Flex (Single and Joint) Option
Benefit Base Enhancement Rate: 6.0%
Age	Single Annual Income Percentage	Joint Annual Income Percentage
Through age 64	4.35%	4.10%

Age	Single Annual Income Percentage	Joint Annual Income Percentage
65-74	5.35%	5.10%
75-79	5.60%	5.35%
80+	6.35%	6.10%

Contracts Applied For Between January 21, 2019 and October 6, 2019
The tables below list the enhancement rates and annual income percentages applicable for contracts with optional living benefit riders applied for between January 21, 2019 and October 6, 2019.
MyPath Ascend 2.0 (Single and Joint) Option
Benefit Base Enhancement Rate: 7.0%
Age	Single Annual Income Percentage	Joint Annual Income Percentage
Through age 64	4.50%	4.00%
65-74	5.75%	5.25%
75-79	6.10%	5.50%
80+	6.50%	6.00%

Contracts Applied For Between July 9, 2018 and January 20, 2019
The tables below list the enhancement rates and annual income percentages applicable for contracts with optional living benefit riders applied for between July 9, 2018 and January 20, 2019.
MyPath Ascend 2.0 (Single and Joint) Option
Benefit Base Enhancement Rate: 7.0%
Age	Single Annual Income Percentage	Joint Annual Income Percentage
Through age 64	4.50%	4.00%
65-74	5.60%	5.25%
75-79	6.00%	5.50%
80+	6.50%	6.00%

Contracts Applied For Between October 23, 2017 and July 8, 2018
The tables below list the enhancement rates and annual income percentages applicable for contracts with optional living benefit riders applied for between October 23, 2017 and July 8, 2018.
MyPath Ascend 2.0 (Single and Joint) Option
Benefit Base Enhancement Rate: 7.0%
Age	Single Annual Income Percentage	Joint Annual Income Percentage
Through age 64	4.50%	4.00%
65-74	5.50%	5.00%
75-79	5.85%	5.25%
80+	6.35%	6.00%

Contracts Applied For Between June 5, 2017 and October 22, 2017
The tables below list the enhancement rates and annual income percentages applicable for contracts with optional living benefit riders applied for between June 5, 2017 and October 22, 2017.
MyPath Ascend 2.0 (Single and Joint) Option
Benefit Base Enhancement Rate: 7.0%
Age	Single Annual Income Percentage	Joint Annual Income Percentage
Through age 64	4.25%	3.75%
65-74	5.25%	4.75%
75-79	5.50%	5.00%
80+	6.25%	5.75%

Contracts Applied For Before June 5, 2017
The tables below list the enhancement rates and annual income percentages applicable for contracts with optional living benefit riders applied for before June 5, 2017.
MyPath Ascend 2.0 (Single and Joint) Option
Benefit Base Enhancement Rate: 7.0%
Age	Single Annual Income Percentage	Joint Annual Income Percentage
Through age 64	4.10%	3.75%
65-74	5.10%	4.75%
75-79	5.35%	5.00%
80+	6.10%	5.75%

Contracts Applied For Between July 21, 2014 and July 8, 2018
The tables below list the enhancement rates and annual income percentages applicable for contracts with optional living benefit riders applied for between July 21, 2014 and July 8, 2018.
MyPath Core Flex (Single and Joint) Option
Benefit Base Enhancement Rate: 6.0%
Age	Single Annual Income Percentage	Joint Annual Income Percentage
Through age 64	4.10%	3.85%
65-74	5.10%	4.85%
75-79	5.35%	5.10%
80+	6.10%	5.85%

Contracts Applied For Before July 21, 2014
The tables below list the enhancement rates and annual income percentages applicable for contracts with optional living benefit riders applied for before July 21, 2014.
MyPath Core Flex (Single and Joint) Option
Benefit Base Enhancement Rate: 6.0%
Age	Single Annual Income Percentage	Joint Annual Income Percentage
Through age 64	4.00%	3.50%
65-74	5.00%	4.50%
75-79	5.25%	4.75%
80+	6.00%	5.50%
MyPath Ascend (Single and Joint) Option
Benefit Base Enhancement Rate: 7.0%
Age	Single Annual Income Percentage	Joint Annual Income Percentage
Through age 64	4.00%	3.50%
65-74	5.00%	4.50%
75-79	5.25%	4.75%
80+	6.00%	5.50%
MyPath Summit (Single and Joint) Option
Benefit Base Enhancement Rate: not applicable
Age	Single Annual Income Percentage	Joint Annual Income Percentage
Through age 64	4.25%	3.75%
65-74	5.25%	4.75%
75-79	5.50%	5.00%

Age	Single Annual Income Percentage	Joint Annual Income Percentage
80+	6.25%	5.75%
MyPath Value (Single and Joint) Option
Benefit Base Enhancement Rate: not applicable
Age	Single Annual Income Percentage	Joint Annual Income Percentage
All ages	4.00%	3.50%

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Appendix W — Examples of the MyPath Horizon Single, Joint, and Joint 50 Options
Below are several examples that are designed to help show how the MyPath Horizon (Single, Joint, and Joint 50) riders function. The mechanics of the riders are similar and can be illustrated through the same set of examples. Complete descriptions of these optional riders can be found in the section of this Prospectus entitled “Other Contract Options (Living Benefits).” Contract Values shown assume certain hypothetical gains or losses in order to better demonstrate how these optional riders can be impacted by Sub-Account gain or loss. The values in the column entitled 'Contract Value after Activity' reflect a Credit Enhancement of 7% of Purchase Payments in the first year where applicable. All values are rounded to the nearest dollar. These examples are not intended to serve as projections of future investment returns nor are they a reflection of how your contract will actually perform.
The examples may not reflect the current annual income percentage or the current benefit base enhancement rate. Please see the prospectus or current Rate Sheet Prospectus Supplement for current annual income percentage and benefit base enhancement rates. Historic benefit base enhancement rates and annual income percentages are available in Appendix V to this prospectus.
Examples 1-6 are progressive, starting with a Purchase Payment of $100,000 and illustrating the impact of additional activity on the benefit values. Each subsequent example builds on the activity illustrated in the prior example. Example 6 applies only to the Joint 50 rider and demonstrates how the GAI calculation changes on the Continuation Date. The initial values are based on an initial Purchase Payment of $100,000. Ages shown below are of the youngest Designated Life for joint riders and are used with lower Annual Income Percentages.
Example #1 — Initial values.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$0	$100,000	—	$107,000	$100,000	$100,000	4.00%	$4,000
Initial benefit base = initial Purchase Payment = $100,000.
Enhancement base = initial Purchase Payment = $100,000.
Annual income percentage = based on current age = 4.00%.
Initial GAI = initial benefit base X annual income percentage = $100,000 X 4.00% = $4,000.
Example #2 — Subsequent Purchase Payment before first withdrawal.
Until the later of the first Contract Anniversary or the first withdrawal, if additional Purchase Payments are accepted, the benefit base and enhancement base will increase by the amount of the Purchase Payment. For eligible Purchase Payments, the GAI will be recalculated to be the new benefit base multiplied by the annual income percentage (and beginning on the Continuation Date, multiplied by the Continuation Factor for the Joint 50 rider).

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	63	$105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
After the additional Purchase Payment:
Benefit base = benefit base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
Enhancement base = enhancement base prior to the Purchase Payment + Purchase Payment amount = $100,000 + $20,000 = $120,000.
GAI = new benefit base X annual income percentage = $120,000 X 4.00% = $4,800.
Example #3 — Benefit base enhancement.
On each Contract Anniversary during the enhancement period, in each Contract Year where there is no withdrawal activity, the benefit base will be increased by the enhancement rate multiplied by the enhancement base. Following any applicable benefit base enhancement, the benefit base will be automatically reset to the current Contract Value, if higher (this is a benefit base reset). The GAI will be recalculated to be the new benefit base multiplied by the annual income percentage (and beginning on the Continuation Date, multiplied by the Continuation Factor for the Joint 50 rider).
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$127,200	$120,000	4.00%	$5,088
After the enhancement:
Enhancement = the enhancement base X enhancement rate = $120,000 X 6.0% = $7,200.
Benefit base = the benefit base prior to the enhancement plus the enhancement amount = $120,000 + $7,200 = $127,200.
On a benefit base reset:
Benefit base = greater of Contract Value or benefit base after benefit base enhancement = maximum of ($126,000, $127,200) = $127,200; No benefit base reset occurred because the Contract Value is less than the enhanced benefit base value.
Annual income percentage = based on the current age as there have been no withdrawals = 4.00%.
GAI = new benefit base X annual income percentage = $127,200 X 4.00% = $5,088.

Example #4 — After the benefit date, cumulative withdrawals during the second Contract Year less than or equal to the GAI.
On or after the benefit date, the Owner may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$127,200	$120,000	4.00%	$5,088
Activity (withdrawal)	64	$130,000	$ 0	$5,088	$ 124,912	$127,200	$120,000	4.00%	$5,088
After the withdrawal:
Benefit base = no impact = $127,200.
Enhancement base = no impact = $120,000.
Annual income percentage = determined based on the current age as of the withdrawal date and will no longer change = 4.00%.
Example #5 — After the benefit date, benefit base reset followed by cumulative withdrawals during the third Contract Year exceeding the GAI.
On or after the benefit date, the Owner may make cumulative withdrawals up to the GAI each Contract Year without any adjustments to the benefit base, enhancement base, or the GAI. Amounts withdrawn in excess of the GAI will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The adjustment will be based on the Contract Value prior to the excess portion of the withdrawal.
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$127,200	$120,000	4.00%	$5,088
Activity (withdrawal)	64	$130,000	$ 0	$ 5,088	$ 124,912	$127,200	$120,000	4.00%	$5,088
Beginning of Year 3	65	$129,000	$ 0	—	$129,000	$129,000	$120,000	4.00%	$5,160
Activity (withdrawal)	65	$130,000	$ 0	$60,000	$ 70,000	$ 72,333	$ 67,286	4.00%	$2,893
At the beginning of year 3:
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($129,000, $127,200) = $129,000.
Enhancement base = no impact = $120,000.
Note: there is no enhancement due to the withdrawal that was taken during the year.

Annual income percentage = determined based on the age as of the first withdrawal = 4.00%
GAI = new benefit base X annual income percentage = $129,000 X 4.00% = $5,160.
After the excess withdrawal:
Benefit base = benefit base prior to the excess withdrawal – [benefit base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $129,000 – [$129,000 X ($60,000 – $5,160) / ($130,000 – $5,160)] = $72,333.
Enhancement base = enhancement base prior to the excess withdrawal – [enhancement base prior to excess withdrawal X excess withdrawal / Contract Value prior to the excess withdrawal] = $120,000 – [$120,000 X ($60,000 – $5,160) / ($130,000 – $5,160)] = $67,286.
GAI = new benefit base X annual income percentage = $72,333 X 4.00% = $2,893.
Example #6 — Death of Joint Designated Life causes the Continuation Factor to be applied on the Continuation Date. (Joint 50 only)
Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	63	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	63	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
Beginning of Year 2	64	$126,000	$ 0	—	$126,000	$127,200	$120,000	4.00%	$5,088
Activity (withdrawal)	64	$130,000	$ 0	$ 5,088	$ 124,912	$127,200	$120,000	4.00%	$5,088
Beginning of Year 3	65	$129,000	$ 0	—	$129,000	$129,000	$120,000	4.00%	$5,160
Activity (withdrawal)	65	$130,000	$ 0	$60,000	$ 70,000	$ 72,333	$ 67,286	4.00%	$2,893
Continuation Date/Beginning of Year 4	66	$ 71,000	$ 0	—	$ 71,000	$ 72,333	$ 67,286	4.00%	$1,447
On the Continuation Date (coinciding with the beginning of year 4):
Benefit base = greater of Contract Value or benefit base prior to the reset = maximum of ($71,000, $72,333) = $72,333; No benefit base reset occurred.
Enhancement base = no impact = $67,286.
Note: there is no enhancement due to the withdrawal that was taken during the year.
Annual income percentage = determined based on the age as of the first withdrawal= 4.00%.
Continuation Factor = 50%.
GAI = new benefit base X annual income percentage X Continuation Factor = $72,333 X 4.00% X 50% = $1,447.
Example #7 — Withdrawal prior to the benefit date.
Prior to the benefit date, a withdrawal of any amount will result in an adjustment on a Pro-rata Basis to the benefit base and enhancement base. The GAI will be equal to the reduced benefit base multiplied by the annual income percentage (and beginning on the Continuation Date, multiplied by the Continuation Factor for the Joint 50 rider).

Contract Year	Age	Contract Value before Activity	Purchase Payments Received	Withdrawal Amount	Contract Value after Activity	Benefit Base	Enhancement Base	Annual Income Percentage	Guaranteed Annual Income (GAI)
Beginning of Year 1	45	$ 0	$100,000	—	$ 107,000	$ 100,000	$ 100,000	4.00%	$4,000
Activity (purchase payment)	45	$ 105,000	$ 20,000	—	$126,400	$120,000	$120,000	4.00%	$4,800
Beginning of Year 2	46	$126,000	$ 0	—	$126,000	$127,200	$120,000	4.00%	$5,088
Activity (withdrawal)	46	$130,000	$ 0	$5,088	$ 124,912	$122,222	$ 115,303	4.00%	$4,889
After the withdrawal:
Benefit base = benefit base prior to the withdrawal – [benefit base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $127,200 – [$127,200 X $5,088 / $130,000] = $122,222.
Enhancement base = enhancement base prior to the withdrawal – [enhancement base prior to withdrawal X amount of withdrawal / Contract Value prior to the withdrawal] = $120,000 – [$120,000 X $5,088 / $130,000] = $115,303.
GAI = new benefit base X annual income percentage = $122,222 X 4.00% = $4,889.

VARIABLE ANNUITY ACCOUNT
(“VARIABLE ANNUITY ACCOUNT”), A SEPARATE ACCOUNT OF
MINNESOTA LIFE INSURANCE COMPANY
(“MINNESOTA LIFE”)
400 ROBERT STREET NORTH
ST. PAUL, MINNESOTA 55101-2098
TELEPHONE: 1-800-362-3141
STATEMENT OF ADDITIONAL INFORMATION
THE DATE OF THIS DOCUMENT AND THE PROSPECTUS IS: May 1, 2020
This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Variable Annuity Account’s current Prospectus, bearing the same date, which may be obtained by calling Securian at 1-800-362-3141; or writing to Securian at 400 Robert Street North, St. Paul, Minnesota 55101-2098.

GENERAL INFORMATION AND HISTORY
DISTRIBUTION OF CONTRACT
PERFORMANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REGISTRATION STATEMENT
Financial Statements
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GENERAL INFORMATION AND HISTORY
The Variable Annuity Account is a separate investment account of the Minnesota Life Insurance Company (“Minnesota Life”), a life insurance company organized under the laws of Minnesota. Minnesota Life was formerly known as The Minnesota Mutual Life Insurance Company (“Minnesota Mutual”), a mutual life insurance company organized in 1880 under the laws of Minnesota. Effective October 1, 1998, Minnesota Mutual reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” Minnesota Mutual continued its corporate existence following conversion to a stock life insurance company named Minnesota Life. Minnesota Life is a subsidiary of Securian Financial Group, Inc. which in turn is a wholly-owned subsidiary of Securian Holding Company, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc.
DISTRIBUTION OF CONTRACT
The contract will be sold in a continuous offering by our life insurance agents who are also registered representatives of our affiliated broker-dealer, Securian Financial Services, Inc. (“Securian Financial”) or other affiliated or unaffiliated broker-dealers who have entered into selling agreements with Securian Financial and Minnesota Life. Securian Financial acts as principal underwriter of the contracts.
Securian Financial and Securian Asset Management, Inc. are wholly-owned subsidiaries of Securian Financial Group, Inc. Securian Asset Management, Inc., is a registered investment adviser and the investment adviser to the Securian Funds Trust. Securian Financial is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.
Amounts paid by Minnesota Life to the underwriter for 2019, 2018 and 2017 were $32,790,422, $33,839,755 and $31,245,769 respectively, for payment to associated dealers on the sale of the contracts, which includes other contracts issued through the Variable Annuity Account. Securian Financial also receives amounts from some of the Portfolios for services provided under a 12b-1 plan of distribution.
Agents of Minnesota Life who are also registered representatives of Securian Financial are compensated directly by Minnesota Life. Agents or registered representatives of other broker-dealers are paid by their broker-dealer. Minnesota Life makes payment to the broker-dealers and does not determine your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your contract.
The categories of payments Minnesota Life provides are described in the prospectus. These categories are not mutually exclusive and Minnesota Life may choose to make additional types of payments in the future. Firms may receive payments under more than one, or all categories. Not all firms receive additional compensation and the amount of compensation varies. Minnesota Life determines which firms to provide support and the extent of any payments. It
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generally chooses to compensate firms that have an ability to distribute the contracts and that are willing to cooperate with our promotional efforts. We do not attempt to make an independent assessment of the cost of providing any service(s).
The following is a list of names of the registered broker-dealers, which are members of FINRA, that with respect to annuity business related to this contract, during the last calendar year, we are aware received additional payments of more than $5,000 with respect to annuity business during the last calendar year. While we endeavor to update this list annually, please note that interim changes or new arrangements may not be reflected in this information. We assume no duty to notify contract owners whether his or her registered representative should be included.
Waddell & Reed
6300 Lamar Avenue
Shawnee Mission, KS 66202
H Beck Inc.
6600 Rockledge Drive, Sixth Floor
Bethesda, Maryland 20817-1806
Commonwealth Financial Network
29 Sawyer Road
Waltham, MA 02453
Ameriprise Financial Services, Inc.
570 Ameriprise Financial Center
Minneapolis, MN 55474
Cetera Financial Group, Inc.
200 North Sepulveda Boulevard, Suite 1200
El Segundo, CA 90245
Advisor Group Inc.
FSC Securities Corporation
2300 Windy Ridge Pkwy, Suite 1000
Atlanta, GA 30339
Valmark Securities, Inc.
130 Springside Drive, Suite 300
Akron, OK 44333
PERFORMANCE
From time to time our advertising and other promotional material may quote the performance (yield and total return) of a sub-account. In addition, our reports or other communications to current or prospective contract owners may also quote the yield on total return of the sub-account. Quoted results are based on past performance and reflect the performance of all assets held in that sub-account for the stated time period. QUOTED RESULTS ARE NEITHER
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AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.
Total Returns
A sub-account may advertise its “average annual total return” over various periods of time. “Total return” represents the percentage change in value of an investment in the sub-account from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC.
Average Annual Total Return
To calculate a sub-account's average annual total return for a specific measuring period, we take a hypothetical $1,000 investment in that sub-account, at its then applicable sub-account unit value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that sub-account (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a contract owner under the contract, including the mortality and expense risk fee, the administrative fee and the deduction of the applicable deferred sales charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any non-recurring fees or charges or any increase in the mortality and expense risk fee for an optional death benefit rider or any charge for other optional benefits. The annual maintenance fee is also taken into account if the contract has such fee. Because this fee may vary with the size of the account, we calculate the fee by taking the total amount of annual maintenance fee collected for the prior year and dividing it by the average contract value for the prior year and apply it in that fashion in accordance with SEC guidance. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.
T	=	(ERV/P) (1/N) - 1

Where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of years
Average annual total return figures will generally be given for recent one, five, and ten year periods (if applicable), and may be given for other periods as well (such as from commencement of the sub-account's operations, or on a year by year basis).
When considering “average” total return figures for periods longer than one year, it is important to note that the relevant sub-account's annual total return for any one year in the period might have been greater or less than the average for the entire period.
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Non-Standardized Returns
We may also calculate non-standardized returns which may or may not reflect any annual maintenance fee, and/or deferred sales charges, charges for premium taxes and/or any other taxes, or any charge for an optional rider or optional death benefit, and any non-recurring fees or charges. For periods prior to the date of this prospectus, calculations may be based on the assumption that the contracts described in this prospectus were issued when the underlying portfolios first became available to the variable annuity account. There may also be other “hypothetical” performance information which will include a more detailed description of the information and its calculation in the specific piece.
Standardized return calculations will always accompany any non-standardized returns shown.
Yields
Government Money Market Sub-Account
The “yield” (also called “current yield”) of the Government Money Market Sub-Account is computed in accordance with a standard method prescribed by the SEC. The net change in the sub-account's unit value during a seven day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. The “effective yield” of the Government Money Market Sub-Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.
The formula for effective yield is:
[(BASE PERIOD RETURN + 1)365/7] - 1
Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Government Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes and/or any other taxes, or any charge for an optional death benefit rider, or any charge for an optional rider, but do reflect a deduction for the annual maintenance fee, the mortality and expense fee and the administrative fee.
Other Sub-accounts
“Yield” of the other sub-accounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per sub-account unit earned during a specified one month of 30 day period is divided by the sub-account unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30 day period for a year), according to the following formula, which assumes semi-annual compounding:
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YIELD	=	2[( a-b/cd + 1)[6] - 1]

Where	a	=	net investment income earned during the period by the portfolio attributable to the sub-account.
	b	=	expenses accrued for the period (net of reimbursements)
	c	=	the average daily number of sub-account units outstanding during the period that were entitled to receive dividends.
	d	=	the unit value of the sub-account units on the last day of the period.
The yield of each sub-account reflects the deduction of all recurring fees and charges applicable to the sub-account, such as the mortality and expense fee, the administrative fee, the annual maintenance fee but does not reflect any charge for applicable premium taxes and/or any other taxes, any charge for an optional death benefit rider, any charge for any other optional rider, or any non-recurring fees or charges.
The sub-accounts' yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the sub-account's performance in the future. Yield should also be considered relative to changes in sub-account unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a sub-account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements and supplementary schedules of Minnesota Life Insurance Company (the Company) as of December 31, 2019 and 2018, and for each of the years in the three-year period ended December 31, 2019, and the financial statements of the Variable Annuity Account as of December 31, 2019, and the year or period then ended, included herein have been audited by our independent registered public accounting firm, KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG LLP and upon the authority of said firm as experts in accounting and auditing. KPMG LLP's report, dated April 2, 2020, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP's report states that the Company's financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices.
REGISTRATION STATEMENT
We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the contract offered hereby. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for
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further information concerning the variable annuity account, Minnesota Life, and the contract. Statements contained in this Prospectus as to the contents of contracts and other legal instruments are summaries, and reference is made to such instruments as filed.
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                          VARIABLE ANNUITY ACCOUNT
                            Financial Statements
                              December 31, 2019
   (With Report of Independent Registered Public Accounting Firm Thereon)

                          VARIABLE ANNUITY ACCOUNT

                            Financial Statements

                              December 31, 2019

                                                             PAGE

Report of Independent Registered Public Accounting Firm                                               1

Statements of Assets, Liabilities, and Contract Owners' Equity                                        3

Statements of Operations                                                                             19

Statements of Changes in Net Assets                                                                  35

Notes to Financial Statements                                                                        51

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Minnesota Life Insurance Company and Contract
     Owners of Variable Annuity Account:

OPINION ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets, liabilities and contract owners' equity of the sub-accounts listed in the Appendix that comprise
Variable Annuity Account (the Separate Account), as of the date listed in the
Appendix, the related statements of operations for the year listed in the
Appendix and changes in net assets for each of the years or periods listed in the Appendix, and the related notes, including the financial highlights in Note
7 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year listed in the Appendix and changes in its net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years indicated in Note 7, in conformity with U.S.
generally accepted accounting principles.

BASIS FOR OPINION

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are
required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
Such procedures also included confirmation of securities owned as of December
31, 2019, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                             [KPMG_SIG]

We have served as the Separate Account's auditor since 1985.

Minneapolis, Minnesota
March 27, 2020

  1

  APPENDIX - VARIABLE ANNUITY ACCOUNT

Statements of assets, liabilities, and contract owners' equity as of December
31, 2019, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years or periods in the two-year period then ended.

   AB VPS Dynamic Asset Allocation Portfolio - Class B Shares (1)
   AB VPS International Value Portfolio - Class B Shares (1)
   American Century Investments II VP Inflation Protection Fund - Class II
       Shares (1)
   American Century Investments VP Income & Growth Fund - Class II Shares (1)
   American Funds IS(R) Global Bond Fund - Class 2 Shares (1)
   American Funds IS(R) Global Growth Fund - Class 2 Shares (1)
   American Funds IS(R) Global Small Capitalization Fund - Class 2 Shares (1)
   American Funds IS(R) Growth Fund - Class 2 Shares (1)
   American Funds IS(R) Growth-Income Fund - Class 2 Shares (1)
   American Funds IS(R) International Fund - Class 2 Shares (1)
   American Funds IS(R) New World Fund(R) -- Class 2 Shares (1)
   American Funds IS(R) U.S. Government/AAA-Rated Securities Fund - Class 2
       Shares (1)
   Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 (1)
   Fidelity(R) VIP Mid Cap Portfolio - Service Class 2 (1)
          Franklin Templeton VIP Trust Franklin Mutual Shares VIP Fund Class 2 (1)
   Franklin Templeton VIP Trust Franklin Small Cap Value VIP Fund Class 2 (1)
   Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP Fund Class 2
       (1)
          Franklin Templeton VIP Trust Templeton Developing Markets VIP Fund Class 2
       (1)
   Goldman Sachs VIT Global Trends Allocation Fund - Service Shares (1)
   Goldman Sachs VIT High Quality Floating Rate Fund - Service Shares (1)
   Invesco Oppenheimer V.I. Global Fund - Series II Shares (1)
   Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II Shares (1)
   Invesco V.I. American Value Fund - Series II Shares (1)
   Invesco V.I. Comstock Fund - Series II Shares (1)
   Invesco V.I. Equity and Income Fund - Series II Shares (1)
   Invesco V.I. Growth and Income Fund - Series II Shares (1)
   Invesco V.I. Small Cap Equity Fund - Series II Shares (1)
          Ivy VIP - Asset Strategy Class II (1)
   Ivy VIP - Balanced Class II (1)
   Ivy VIP - Core Equity Class II (1)
   Ivy VIP - Corporate Bond Class II (1)
   Ivy VIP - Energy Class II (1)
   Ivy VIP - Global Bond Class II (1)
   Ivy VIP - Global Equity Income Class II (1)
   Ivy VIP - Global Growth Class II (1)
   Ivy VIP - Government Money Market Class II (1)
   Ivy VIP - Growth Class II (1)
   Ivy VIP - High Income Class II (1)
   Ivy VIP - International Core Equity Class II (1)
   Ivy VIP - Limited-Term Bond Class II (1)
   Ivy VIP - Mid Cap Growth Class II (1)
   Ivy VIP - Natural Resources Class II (1)
   Ivy VIP - Pathfinder Aggressive Class II (1)
   Ivy VIP - Pathfinder Conservative Class II (1)
   Ivy VIP - Pathfinder Moderate - Managed Volatility Class II (1)
   Ivy VIP - Pathfinder Moderate Class II (1)
   Ivy VIP - Pathfinder Moderately Aggressive - Managed Volatility Class II
       (1)

(1) See Note 1 to the financial statements for the former name of the sub-account.

   Ivy VIP - Pathfinder Moderately Aggressive Class II (1)
   Ivy VIP - Pathfinder Moderately Conservative - Managed Volatility Class II
       (1)
   Ivy VIP - Pathfinder Moderately Conservative Class II (1)
   Ivy VIP - Science and Technology Class II (1)
   Ivy VIP - Securian Real Estate Securities Class II (1)
   Ivy VIP - Small Cap Core Class II (1)
   Ivy VIP - Small Cap Growth Class II (1)
   Ivy VIP - Value Class II (1)
   Janus Aspen Series - Janus Henderson Balanced Portfolio - Service Shares
       (1)
   Janus Aspen Series - Janus Henderson Flexible Bond - Service Shares (1)
   Janus Aspen Series - Janus Henderson Forty Portfolio - Service Shares (1)
   Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio - Service
       Shares (1)
   Janus Aspen Series - Janus Henderson Overseas Portfolio - Service Shares
       (1)
   Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap
       Growth Portfolio - Class II Shares (1)
   MFS(R) VIT - Mid Cap Growth Series - Service Class (1)
   MFS(R) VIT II - International Intrinsic Value Portfolio - Service Class
       (1)
   Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley VIF Emerging
       Markets Equity Portfolio - Class II Shares (1)
   Morningstar Aggressive Growth ETF Asset Allocation Portfolio - Class II
       Shares (1)
   Morningstar Balanced ETF Asset Allocation Portfolio - Class II Shares (1)
   Morningstar Conservative ETF Asset Allocation Portfolio - Class II Shares
       (1)
   Morningstar Growth ETF Asset Allocation Portfolio - Class II Shares (1)
   Morningstar Income and Growth Asset Allocation Portfolio - Class II Shares
       (1)
   Neuberger Berman Advisers Management Trust Sustainable Equity - S Class
       Shares (1)
   Northern Lights VT TOPS(R) Managed Risk Balanced ETF Portfolio - Class 2
       Shares (1)
   Northern Lights VT TOPS(R) Managed Risk Flex ETF Portfolio (1)
   Northern Lights VT TOPS(R) Managed Risk Growth ETF Portfolio - Class 2
       Shares (1)
   Northern Lights VT TOPS(R) Managed Risk Moderate Growth ETF Portfolio -
       Class 2 Shares (1)
   PIMCO VIT - PIMCO Global Diversified Allocation Portfolio Advisor Class
       Shares (1)
   PIMCO VIT - PIMCO Low Duration Portfolio Advisor Class Shares (1)
   PIMCO VIT - PIMCO Total Return Portfolio Advisor Class Shares (1)
   Putnam VT Equity Income Fund - Class IB Shares (1)
   Putnam VT Growth Opportunities Fund - Class IB Shares (1)
   Putnam VT International Equity Fund - Class IB Shares (1)
   Putnam VT Sustainable Leaders Fund - Class IB Shares (1)
   Securian Funds Trust - SFT Core Bond Fund - Class 2 Shares (1)
   Securian Funds Trust - SFT Dynamic Managed Volatility Fund (1)
   Securian Funds Trust - SFT Government Money Market Fund (1)
   Securian Funds Trust - SFT Index 400 Mid-Cap Fund - Class 2 Shares (1)
   Securian Funds Trust - SFT Index 500 Fund - Class 2 Shares (1)
   Securian Funds Trust - SFT International Bond Fund - Class 2 Shares (1)
   Securian Funds Trust - SFT Ivy(SM) Growth Fund (1)
   Securian Funds Trust - SFT Ivy(SM) Small Cap Growth Fund (1)
   Securian Funds Trust - SFT Managed Volatility Equity Fund (1)
   Securian Funds Trust - SFT Real Estate Securities Fund - Class 2 Shares
       (1)
   Securian Funds Trust - SFT T. Rowe Price Value Fund (1)
   Securian Funds Trust - SFT Wellington Core Equity Fund - Class 2 Shares
       (1)

  2

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------
                                                                                                             AMER
                                                                         AB VPS DYN                       CENTURY II
                                                                         ASSET ALLOC      AB VPS INTL     VP INFL PRO
                                                                            CL B          VALUE CL B         CL II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $        184,429,473          553,006      60,231,403
Receivable from Minnesota Life for contract purchase payments                       --               --              --
Receivable for investments sold                                                 14,318               23           3,410
                                                                    ----------------------------------------------------------------

           Total assets                                                    184,443,791          553,029      60,234,813
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                 15,438               28           3,763
Payable for investments purchased                                                   --               --              --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                    15,438               28           3,763
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $        184,428,353          553,001      60,231,050
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $        184,428,353          553,001      60,169,718
Contracts in annuity payment period                                                 --               --          61,332
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $        184,428,353          553,001      60,231,050
                                                                    ================================================================

           Investment shares                                                13,804,601           38,835       5,870,507
           Investments at cost                                    $        164,506,126          554,707      62,799,206

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------
                                                                       AMER
                                                                    CENTURY VP       AMER FUNDS      AMER FUNDS
                                                                       INC &          IS GLOBAL       IS GLOBAL
                                                                   GROWTH CL II       BOND CL 2      GROWTH CL 2
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                          4,155,963       11,564,341      18,794,153
Receivable from Minnesota Life for contract purchase payments                  --            5,562              --
Receivable for investments sold                                               177               --           1,694
                                                                    ----------------------------------------------------------------

           Total assets                                                 4,156,140       11,569,903      18,795,847
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                               220               --           1,810
Payable for investments purchased                                              --            5,641              --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                  220            5,641           1,810
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                     4,155,920       11,564,262      18,794,037
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                        4,151,743       11,518,918      18,777,787
Contracts in annuity payment period                                         4,177           45,344          16,250
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                                4,155,920       11,564,262      18,794,037
                                                                    ================================================================

           Investment shares                                              414,353          961,292         582,945
           Investments at cost                                          4,091,627       11,159,090      15,920,724

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  3

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                        AMER FUNDS IS                         AMER FUNDS IS
                                                                        GLOBAL SMALL       AMER FUNDS IS       GROWTH-INC
                                                                          CAP CL 2          GROWTH CL 2           CL 2
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $         15,008,364         77,888,643         34,346,230
Receivable from Minnesota Life for contract purchase payments                       --             34,712                 --
Receivable for investments sold                                                  5,001                 --             10,711
                                                                    ----------------------------------------------------------------

           Total assets                                                     15,013,365         77,923,355         34,356,941
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                  5,120                 --             10,959
Payable for investments purchased                                                   --             35,452                 --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                     5,120             35,452             10,959
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $         15,008,245         77,887,903         34,345,982
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $         14,970,703         77,868,978         34,286,771
Contracts in annuity payment period                                             37,542             18,925             59,211
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $         15,008,245         77,887,903         34,345,982
                                                                    ================================================================

           Investment shares                                                   576,801            966,720            685,827
           Investments at cost                                    $         13,033,959         69,898,786         31,412,830

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                                                          AMER FUNDS IS
                                                                    AMER FUNDS IS      AMER FUNDS IS       US GOVT/AAA
                                                                      INTL CL 2       NEW WORLD CL 2          CL 2
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                          19,349,979         15,134,353         14,383,200
Receivable from Minnesota Life for contract purchase payments                   --            121,791                 --
Receivable for investments sold                                              3,479                 --                526
                                                                    ----------------------------------------------------------------

           Total assets                                                 19,353,458         15,256,144         14,383,726
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                              3,596                 --                619
Payable for investments purchased                                               --            121,908                 --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                 3,596            121,908                619
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                     19,349,862         15,134,236         14,383,107
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                        19,349,862         15,100,756         14,371,656
Contracts in annuity payment period                                             --             33,480             11,451
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                                19,349,862         15,134,236         14,383,107
                                                                    ================================================================

           Investment shares                                               931,183            591,417          1,177,985
           Investments at cost                                          17,935,037         12,816,354         14,365,289

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  4

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                         CLEARBRIDGE     FIDELITY VIP
                                                                           SM CAP           EQUITY-       FIDELITY VIP
                                                                        GROWTH CL II      INCOME SC 2      MID CAP SC2
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $         14,513,192       65,428,496       34,926,943
Receivable from Minnesota Life for contract purchase payments                       --               --               --
Receivable for investments sold                                                  8,720            3,712            4,074
                                                                    ----------------------------------------------------------------

           Total assets                                                     14,521,912       65,432,208       34,931,017
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                  8,911            4,060            4,256
Payable for investments purchased                                                   --               --               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                     8,911            4,060            4,256
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $         14,513,001       65,428,148       34,926,761
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $         14,506,963       65,123,735       34,749,857
Contracts in annuity payment period                                              6,038          304,413          176,904
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $         14,513,001       65,428,148       34,926,761
                                                                    ================================================================

           Investment shares                                                   555,848        2,832,402        1,100,061
           Investments at cost                                    $         14,983,068       59,957,917       35,346,299

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                    FRANKLIN        FRANKLIN        FRANKLIN
                                                                   MUTUAL SHS       SMALL CAP       SM-MD CAP
                                                                    VIP CL 2      VAL VIP CL 2     GR VIP CL 2
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                         7,855,071      29,457,368      10,830,853
Receivable from Minnesota Life for contract purchase payments                 --              --              --
Receivable for investments sold                                              343             966             914
                                                                    ----------------------------------------------------------------

           Total assets                                                7,855,414      29,458,334      10,831,767
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                              421           1,178             955
Payable for investments purchased                                             --              --              --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                 421           1,178             955
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                    7,854,993      29,457,156      10,830,812
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                       7,839,744      29,428,929      10,764,925
Contracts in annuity payment period                                       15,249          28,227          65,887
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                               7,854,993      29,457,156      10,830,812
                                                                    ================================================================

           Investment shares                                             417,601       1,957,300         626,423
           Investments at cost                                         8,390,461      32,996,360      11,067,267

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  5

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                        FRANKLIN TEMP     GOLDMAN SACHS      GOLDMAN SACHS
                                                                        DEV MKTS VIP       VIT GLOBAL        VIT HQ FLT RT
                                                                            CL 2            TRENDS SS             SS
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $         22,032,154       171,660,763         40,073,649
Receivable from Minnesota Life for contract purchase payments                       --                --                 --
Receivable for investments sold                                                  1,514            17,927              2,110
                                                                    ----------------------------------------------------------------

           Total assets                                                     22,033,668       171,678,690         40,075,759
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                  1,626            18,835              2,403
Payable for investments purchased                                                   --                --                 --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                     1,626            18,835              2,403
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $         22,032,042       171,659,855         40,073,356
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $         21,942,852       171,659,855         40,060,636
Contracts in annuity payment period                                             89,190                --             12,720
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $         22,032,042       171,659,855         40,073,356
                                                                    ================================================================

           Investment shares                                                 2,057,157        13,956,160          3,871,850
           Investments at cost                                    $         16,834,004       163,555,450         40,513,291

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                       INVESCO            INVESCO          INVESCO VI
                                                                   OPPHMR VI INTL      OPPHMR VI MS      AMERICAN VALUE
                                                                    GROWTH SR II       SM CAP SR II           SR II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                          40,362,614          3,111,500          8,972,273
Receivable from Minnesota Life for contract purchase payments                   --                 --                 --
Receivable for investments sold                                              9,433                143             16,116
                                                                    ----------------------------------------------------------------

           Total assets                                                 40,372,047          3,111,643          8,988,389
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                              9,741                184             16,185
Payable for investments purchased                                               --                 --                 --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                 9,741                184             16,185
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                     40,362,306          3,111,459          8,972,204
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                        40,283,423          3,111,459          8,920,180
Contracts in annuity payment period                                         78,883                 --             52,024
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                                40,362,306          3,111,459          8,972,204
                                                                    ================================================================

           Investment shares                                            15,766,646            135,933            570,030
           Investments at cost                                          38,448,113          3,087,097          9,127,283

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  6

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                                             INVESCO VI        INVESCO VI
                                                                         INVESCO VI        EQUITY & INC SR    GROWTH & INC
                                                                       COMSTOCK SR II            II               SR II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $         55,565,809           8,230,572         5,987,277
Receivable from Minnesota Life for contract purchase payments                       --                  --                --
Receivable for investments sold                                                  7,564               1,606               282
                                                                    ----------------------------------------------------------------

           Total assets                                                     55,573,373           8,232,178         5,987,559
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                  7,994               1,653               363
Payable for investments purchased                                                   --                  --                --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                     7,994               1,653               363
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $         55,565,379           8,230,525         5,987,196
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $         55,452,667           8,230,525         5,987,196
Contracts in annuity payment period                                            112,712                  --                --
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $         55,565,379           8,230,525         5,987,196
                                                                    ================================================================

           Investment shares                                                 3,251,364             472,478           314,128
           Investments at cost                                    $         57,508,431           8,291,261         6,515,745

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                   INVESCO VI SM
                                                                   CAP EQUITY SR    IVY VIP ASSET        IVY VIP
                                                                        II         STRATEGY CL II    BALANCED CL II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                         18,710,850      120,535,524        99,693,935
Receivable from Minnesota Life for contract purchase payments                  --          139,141                --
Receivable for investments sold                                             1,025               --            35,391
                                                                    ----------------------------------------------------------------

           Total assets                                                18,711,875      120,674,665        99,729,326
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                             1,131               --            35,586
Payable for investments purchased                                              --          139,656                --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                1,131          139,656            35,586
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                    18,710,744      120,535,009        99,693,740
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                       18,705,972      120,212,278        97,823,267
Contracts in annuity payment period                                         4,772          322,731         1,870,473
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                               18,710,744      120,535,009        99,693,740
                                                                    ================================================================

           Investment shares                                            1,127,160       12,687,816        12,127,773
           Investments at cost                                         20,748,564      127,638,847       100,413,014

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  7

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                                           IVY VIP
                                                                        IVY VIP CORE      CORPORATE         IVY VIP
                                                                        EQUITY CL II     BOND CL II      ENERGY CL II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $        101,476,099     123,702,526        3,583,815
Receivable from Minnesota Life for contract purchase payments                   28,425          35,841               --
Receivable for investments sold                                                     --              --              124
                                                                    ----------------------------------------------------------------

           Total assets                                                    101,504,524     123,738,367        3,583,939
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                     --              --              143
Payable for investments purchased                                               28,856          36,025               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                    28,856          36,025              143
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $        101,475,668     123,702,342        3,583,796
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $        101,166,677     123,549,113        3,578,406
Contracts in annuity payment period                                            308,991         153,229            5,390
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $        101,475,668     123,702,342        3,583,796
                                                                    ================================================================

           Investment shares                                                 8,035,292      22,100,392          895,999
           Investments at cost                                    $         95,155,957     120,655,469        4,668,997

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                     IVY VIP        IVY VIP          IVY VIP
                                                                   GLOBAL BOND     GLOBAL EQ         GLOBAL
                                                                      CL II        INC CL II      GROWTH CL II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                         6,139,982     17,299,929       57,264,135
Receivable from Minnesota Life for contract purchase payments                 --             --               --
Receivable for investments sold                                              809         18,541           21,020
                                                                    ----------------------------------------------------------------

           Total assets                                                6,140,791     17,318,470       57,285,155
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                              824         18,604           21,357
Payable for investments purchased                                             --             --               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                 824         18,604           21,357
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                    6,139,967     17,299,866       57,263,798
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                       6,136,611     17,161,313       57,134,121
Contracts in annuity payment period                                        3,356        138,553          129,677
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                               6,139,967     17,299,866       57,263,798
                                                                    ================================================================

           Investment shares                                           1,211,137      2,879,386       16,009,879
           Investments at cost                                         6,033,539     20,462,618       75,442,700

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  8

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                           IVY VIP                           IVY VIP
                                                                         GOVT MONEY         IVY VIP        HIGH INCOME
                                                                        MARKET CL II     GROWTH CL II         CL II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $         10,799,757       54,330,656       76,895,160
Receivable from Minnesota Life for contract purchase payments                       --           28,807               --
Receivable for investments sold                                                    679               --            5,622
                                                                    ----------------------------------------------------------------

           Total assets                                                     10,800,436       54,359,463       76,900,782
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                    696               --            6,135
Payable for investments purchased                                                   --           29,005               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                       696           29,005            6,135
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $         10,799,740       54,330,458       76,894,647
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $         10,781,919       54,206,076       76,669,072
Contracts in annuity payment period                                             17,821          124,382          225,575
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $         10,799,740       54,330,458       76,894,647
                                                                    ================================================================

           Investment shares                                                10,799,757        4,796,774       22,167,655
           Investments at cost                                    $         10,799,757       50,860,754       81,040,299

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------
                                                                                     IVY VIP
                                                                  IVY VIP INTL      LIMITED-       IVY VIP MID
                                                                   CORE EQUITY      TERM BOND      CAP GROWTH
                                                                      CL II           CL II           CL II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                       130,187,795      41,252,526      75,960,573
Receivable from Minnesota Life for contract purchase payments                 --              --          22,977
Receivable for investments sold                                           34,431          67,018              --
                                                                    ----------------------------------------------------------------

           Total assets                                              130,222,226      41,319,544      75,983,550
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                           34,879          67,060              --
Payable for investments purchased                                             --              --          23,489
                                                                    ----------------------------------------------------------------

           Total liabilities                                              34,879          67,060          23,489
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                  130,187,347      41,252,484      75,960,061
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                     129,547,902      41,252,484      75,871,055
Contracts in annuity payment period                                      639,445              --          89,006
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                             130,187,347      41,252,484      75,960,061
                                                                    ================================================================

           Investment shares                                           8,317,274       8,335,864       5,987,843
           Investments at cost                                       134,814,097      40,790,786      64,172,182

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  9

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                           IVY VIP       IVY VIP PATH
                                                                         NATURAL RES     AGGRESSIVE CL    IVY VIP PATH
                                                                            CL II             II          CONSERV CL II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $         27,705,568       15,688,154       26,124,069
Receivable from Minnesota Life for contract purchase payments                       --               --               --
Receivable for investments sold                                                 37,207              619              920
                                                                    ----------------------------------------------------------------

           Total assets                                                     27,742,775       15,688,773       26,124,989
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                 37,405              657              943
Payable for investments purchased                                                   --               --               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                    37,405              657              943
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $         27,705,370       15,688,116       26,124,046
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $         27,672,604       15,688,116       26,092,687
Contracts in annuity payment period                                             32,766               --           31,359
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $         27,705,370       15,688,116       26,124,046
                                                                    ================================================================

           Investment shares                                                 7,209,547        3,135,624        5,068,796
           Investments at cost                                    $         30,352,789       15,372,553       25,673,280

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                   IVY VIP PATH     IVY VIP PATH     IVY VIP PATH
                                                                    MOD - MV CL      MOD AGGR -       MOD AGGR CL
                                                                        II            MV CL II            II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                        465,170,767       82,011,796      201,111,142
Receivable from Minnesota Life for contract purchase payments                  --           85,653               --
Receivable for investments sold                                            76,519               --           59,085
                                                                    ----------------------------------------------------------------

           Total assets                                               465,247,286       82,097,449      201,170,227
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                            77,898               --           59,282
Payable for investments purchased                                              --           85,877               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                               77,898           85,877           59,282
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                   465,169,388       82,011,572      201,110,945
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                      465,169,388       82,011,572      201,110,945
Contracts in annuity payment period                                            --               --               --
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                              465,169,388       82,011,572      201,110,945
                                                                    ================================================================

           Investment shares                                           79,711,220       14,572,621       37,798,583
           Investments at cost                                        432,060,527       76,792,837      201,612,469

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  10

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                                         IVY VIP PATH     IVY VIP PATH
                                                                        IVY VIP PATH      MOD CONS -       MOD CONS CL
                                                                          MOD CL II        MV CL II            II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $        160,434,849       33,027,609       53,851,979
Receivable from Minnesota Life for contract purchase payments                       --               --               --
Receivable for investments sold                                                466,830            1,973            5,844
                                                                    ----------------------------------------------------------------

           Total assets                                                    160,901,679       33,029,582       53,857,823
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                467,109            2,050            5,893
Payable for investments purchased                                                   --               --               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                   467,109            2,050            5,893
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $        160,434,570       33,027,532       53,851,930
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $        160,384,924       33,027,532       53,851,930
Contracts in annuity payment period                                             49,646               --               --
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $        160,434,570       33,027,532       53,851,930
                                                                    ================================================================

           Investment shares                                                30,884,928        5,915,640       10,319,436
           Investments at cost                                    $        161,106,408       30,704,571       54,919,687

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                    IVY VIP          IVY VIP        IVY VIP
                                                                   SCIENCE &       SECURIAN RE     SMALL CAP
                                                                  TECH CL II        SEC CL II     CORE CL II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                       97,705,485        8,389,275     57,068,910
Receivable from Minnesota Life for contract purchase payments           170,952               --        128,052
Receivable for investments sold                                              --           10,961             --
                                                                    ----------------------------------------------------------------

           Total assets                                              97,876,437        8,400,236     57,196,962
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                              --           11,012             --
Payable for investments purchased                                       171,734               --        128,348
                                                                    ----------------------------------------------------------------

           Total liabilities                                            171,734           11,012        128,348
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                  97,704,703        8,389,224     57,068,614
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                     97,420,187        8,352,461     56,834,722
Contracts in annuity payment period                                     284,516           36,763        233,892
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                             97,704,703        8,389,224     57,068,614
                                                                    ================================================================

           Investment shares                                          3,277,047        1,042,301      4,161,331
           Investments at cost                                       81,835,432        8,225,941     64,785,801

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  11

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                           IVY VIP                           JANUS
                                                                          SMALL CAP        IVY VIP         HENDERSON
                                                                        GROWTH CL II     VALUE CL II      BALANCED SS
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $         54,832,040      76,080,964       32,877,049
Receivable from Minnesota Life for contract purchase payments                       --              --               --
Receivable for investments sold                                                 35,400          35,908            1,297
                                                                    ----------------------------------------------------------------

           Total assets                                                     54,867,440      76,116,872       32,878,346
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                 35,708          36,214            1,475
Payable for investments purchased                                                   --              --               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                    35,708          36,214            1,475
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $         54,831,732      76,080,658       32,876,871
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $         54,750,879      75,573,701       32,721,892
Contracts in annuity payment period                                             80,853         506,957          154,979
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $         54,831,732      76,080,658       32,876,871
                                                                    ================================================================

           Investment shares                                                 6,248,665      11,315,510          788,418
           Investments at cost                                    $         54,517,587      68,854,855       27,087,900

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------
                                                                       JANUS
                                                                     HENDERSON         JANUS             JANUS
                                                                   FLEXIBLE BOND     HENDERSON       HENDERSON MID
                                                                        SS           FORTY SS         CAP VAL SS
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                         22,729,482      67,796,995        25,147,161
Receivable from Minnesota Life for contract purchase payments                  --           1,238                --
Receivable for investments sold                                             2,196              --             2,385
                                                                    ----------------------------------------------------------------

           Total assets                                                22,731,678      67,798,233        25,149,546
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                             2,331              --             2,553
Payable for investments purchased                                              --           1,752                --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                2,331           1,752             2,553
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                    22,729,347      67,796,481        25,146,993
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                       22,707,301      67,551,947        25,130,662
Contracts in annuity payment period                                        22,046         244,534            16,331
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                               22,729,347      67,796,481        25,146,993
                                                                    ================================================================

           Investment shares                                            1,749,768       1,632,482         1,559,998
           Investments at cost                                         22,422,998      58,352,290        25,543,144

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  12

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------
                                                                                          MFS VIT -
                                                                            JANUS          MID CAP       MFS VIT II -
                                                                          HENDERSON      GROWTH SER     INTL INTRINSIC
                                                                         OVERSEAS SS         SC             VAL SC
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $         35,755,109       4,577,425       19,340,534
Receivable from Minnesota Life for contract purchase payments                       --              --               --
Receivable for investments sold                                                  3,814             216           14,598
                                                                    ----------------------------------------------------------------

           Total assets                                                     35,758,923       4,577,641       19,355,132
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                  3,968             282           14,743
Payable for investments purchased                                                   --              --               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                     3,968             282           14,743
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $         35,754,955       4,577,359       19,340,389
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $         35,665,623       4,577,359       19,304,142
Contracts in annuity payment period                                             89,332              --           36,247
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $         35,754,955       4,577,359       19,340,389
                                                                    ================================================================

           Investment shares                                                 1,120,850         499,174          656,279
           Investments at cost                                    $         33,035,751       4,654,674       16,084,362

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                    MORGSTANLEY      MORNINGSTAR      MORNINGSTAR
                                                                    VIF EMG MK       AGGR GROWTH       BALANCED
                                                                      EQ CL 2         ETF CL II        ETF CL II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                         24,982,639       10,196,606       49,288,773
Receivable from Minnesota Life for contract purchase payments                  --               --               --
Receivable for investments sold                                             2,927           45,486           89,020
                                                                    ----------------------------------------------------------------

           Total assets                                                24,985,566       10,242,092       49,377,793
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                             3,108           45,556           89,263
Payable for investments purchased                                              --               --               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                3,108           45,556           89,263
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                    24,982,458       10,196,536       49,288,530
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                       24,946,392       10,196,536       49,017,830
Contracts in annuity payment period                                        36,066               --          270,700
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                               24,982,458       10,196,536       49,288,530
                                                                    ================================================================

           Investment shares                                            1,568,276          833,737        4,636,761
           Investments at cost                                         22,699,460        9,903,374       50,190,129

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  13

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                         MORNINGSTAR      MORNINGSTAR      MORNINGSTAR
                                                                        CONSERVATIVE      GROWTH ETF        INC & GRO
                                                                          ETF CL II          CL II       ASSET ALL CL II
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $         14,876,357       21,235,518       22,261,004
Receivable from Minnesota Life for contract purchase payments                       --          113,783               --
Receivable for investments sold                                                 93,974               --           89,834
                                                                    ----------------------------------------------------------------

           Total assets                                                     14,970,331       21,349,301       22,350,838
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                 94,067               --           89,962
Payable for investments purchased                                                   --          113,879               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                    94,067          113,879           89,962
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $         14,876,264       21,235,422       22,260,876
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $         14,876,264       21,116,378       22,260,876
Contracts in annuity payment period                                                 --          119,044               --
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $         14,876,264       21,235,422       22,260,876
                                                                    ================================================================

           Investment shares                                                 1,336,600        1,946,427        2,122,117
           Investments at cost                                    $         14,742,214       21,272,669       23,000,996

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------
                                                                   NEUBERGER                         PIMCO VIT
                                                                    BERMAN          PIMCO VIT           LOW
                                                                  SUSTAIN EQ       GLOBAL DIV      DURATION ADV
                                                                     S CL         ALLOC ADV CL          CL
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                        3,464,224      202,188,011       59,510,677
Receivable from Minnesota Life for contract purchase payments                --               --               --
Receivable for investments sold                                           7,066           14,689           29,421
                                                                    ----------------------------------------------------------------

           Total assets                                               3,471,290      202,202,700       59,540,098
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                           7,096           15,805           29,852
Payable for investments purchased                                            --               --               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                              7,096           15,805           29,852
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                   3,464,194      202,186,895       59,510,246
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                      3,450,201      202,186,895       59,451,306
Contracts in annuity payment period                                      13,993               --           58,940
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                              3,464,194      202,186,895       59,510,246
                                                                    ================================================================

           Investment shares                                            128,447       17,892,744        5,834,380
           Investments at cost                                        2,985,738      183,872,163       61,000,358

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  14

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                          PIMCO VIT         PUTNAM VT          PUTNAM VT
                                                                        TOTAL RETURN      EQUITY INCOME      GROWTH OPP CL
                                                                           ADV CL             CL IB               IB
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $        158,776,113        15,631,792         18,249,755
Receivable from Minnesota Life for contract purchase payments                   69,568                --                 --
Receivable for investments sold                                                     --            11,409              4,822
                                                                    ----------------------------------------------------------------

           Total assets                                                    158,845,681        15,643,201         18,254,577
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                     --            11,531              5,059
Payable for investments purchased                                               70,662                --                 --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                    70,662            11,531              5,059
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $        158,775,019        15,631,670         18,249,518
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $        158,711,767        15,548,515         18,243,619
Contracts in annuity payment period                                             63,252            83,155              5,899
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $        158,775,019        15,631,670         18,249,518
                                                                    ================================================================

           Investment shares                                                14,407,996           581,540          1,617,886
           Investments at cost                                    $        159,165,135        14,007,333         16,284,990

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                                       PUTNAM VT
                                                                     PUTNAM VT      SUSTAIN LEADERS    SFT CORE
                                                                   INTL EQ CL IB         CL IB         BOND CL 2
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                          2,677,750         2,106,434     236,227,208
Receivable from Minnesota Life for contract purchase payments                 113                --              --
Receivable for investments sold                                                --                94           2,921
                                                                    ----------------------------------------------------------------

           Total assets                                                 2,677,863         2,106,528     236,230,129
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                --               118           4,157
Payable for investments purchased                                             128                --              --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                  128               118           4,157
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                     2,677,735         2,106,410     236,225,972
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                        2,665,419         2,106,410     235,256,425
Contracts in annuity payment period                                        12,316                --         969,547
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                                2,677,735         2,106,410     236,225,972
                                                                    ================================================================

           Investment shares                                              178,636            54,374      94,446,040
           Investments at cost                                          2,270,210         1,941,624     189,932,602

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  15

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                             SFT         SFT GOVT
                                                                           DYNAMIC         MONEY          SFT INDEX
                                                                           MGD VOL        MARKET         400 MC CL 2
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $        556,538,946     26,420,832       74,947,797
Receivable from Minnesota Life for contract purchase payments                   72,393             --               --
Receivable for investments sold                                                     --         71,398           80,044
                                                                    ----------------------------------------------------------------

           Total assets                                                    556,611,339     26,492,230       75,027,841
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                     --         71,535           80,335
Payable for investments purchased                                               75,644             --               --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                    75,644         71,535           80,335
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $        556,535,695     26,420,695       74,947,506
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $        556,521,130     26,391,422       74,614,419
Contracts in annuity payment period                                             14,565         29,273          333,087
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $        556,535,695     26,420,695       74,947,506
                                                                    ================================================================

           Investment shares                                                32,945,789     26,420,832       13,937,999
           Investments at cost                                    $        416,458,115     26,420,832       44,579,033

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                   SFT INDEX      SFT INTL        SFT IVY
                                                                   500 CL 2       BOND CL 2       GROWTH
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                      243,917,426     73,837,464    204,791,664
Receivable from Minnesota Life for contract purchase payments                --             --             --
Receivable for investments sold                                          74,983         38,792         28,474
                                                                    ----------------------------------------------------------------

           Total assets                                             243,992,409     73,876,256    204,820,138
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                          75,537         39,085         29,279
Payable for investments purchased                                            --             --             --
                                                                    ----------------------------------------------------------------

           Total liabilities                                             75,537         39,085         29,279
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                 243,916,872     73,837,171    204,790,859
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                    193,565,154     73,663,347    203,386,213
Contracts in annuity payment period                                  50,351,718        173,824      1,404,646
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                            243,916,872     73,837,171    204,790,859
                                                                    ================================================================

           Investment shares                                         18,836,707     28,966,171      9,373,482
           Investments at cost                                      118,812,911     59,758,052    100,194,006

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  16

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                           SFT IVY
                                                                          SMALL CAP        SFT MGD        SFT REAL
                                                                           GROWTH        VOL EQUITY      ESTATE CL 2
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                    $         54,511,633     379,190,092      70,038,209
Receivable from Minnesota Life for contract purchase payments                       --              --              --
Receivable for investments sold                                                 12,859          14,599          18,354
                                                                    ----------------------------------------------------------------

           Total assets                                                     54,524,492     379,204,691      70,056,563
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                 13,081          16,525          18,759
Payable for investments purchased                                                   --              --              --
                                                                    ----------------------------------------------------------------

           Total liabilities                                                    13,081          16,525          18,759
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners               $         54,511,411     379,188,166      70,037,804
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $         54,065,130     379,174,240      69,798,170
Contracts in annuity payment period                                            446,281          13,926         239,634
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                          $         54,511,411     379,188,166      70,037,804
                                                                    ================================================================

           Investment shares                                                 2,903,847      28,031,521      12,716,692
           Investments at cost                                    $         36,442,482     312,948,728      48,269,899

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------
                                                                                       SFT
                                                                                   WELLINGTON       TOPS MGD
                                                                   SFT T. ROWE     CORE EQUITY      RISK BAL
                                                                   PRICE VALUE        CL 2          ETF CL 2
                                                                    ----------------------------------------------------------------

ASSETS
Investments at net asset value                                       112,676,998      51,913,213      19,481,182
Receivable from Minnesota Life for contract purchase payments              3,165              --              --
Receivable for investments sold                                               --           3,770           2,764
                                                                    ----------------------------------------------------------------

           Total assets                                              112,680,163      51,916,983      19,483,946
                                                                    ----------------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                               --           4,056           2,891
Payable for investments purchased                                          3,796              --              --
                                                                    ----------------------------------------------------------------

           Total liabilities                                               3,796           4,056           2,891
                                                                    ----------------------------------------------------------------

           Net assets applicable to contract owners                  112,676,367      51,912,927      19,481,055
                                                                    ================================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                     112,557,437      51,611,790      19,481,055
Contracts in annuity payment period                                      118,930         301,137              --
                                                                    ----------------------------------------------------------------

           Total contract owners' equity                             112,676,367      51,912,927      19,481,055
                                                                    ================================================================

           Investment shares                                           7,123,210       2,791,630       1,683,767
           Investments at cost                                        72,209,560      29,847,989      19,167,551

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  17

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

       Statements of Assets, Liabilities, and Contract Owners' Equity

                              December 31, 2019

                                                                                      SEGREGATED SUB-ACCOUNTS*
                                                                    --------------------------------------------------------
                                                                                                                TOPS MGD
                                                                                             TOPS MGD           RISK MOD
                                                                          TOPS MGD          RISK GROWTH        GROWTH ETF
                                                                        RISK FLEX ETF        ETF CL 2             CL 2
                                                                    --------------------------------------------------------

ASSETS
Investments at net asset value                                    $        143,602,991         82,711,450         23,995,336
Receivable from Minnesota Life for contract purchase payments                       --                 --                 --
Receivable for investments sold                                                  7,474              4,258              1,413
                                                                    --------------------------------------------------------

           Total assets                                                    143,610,465         82,715,708         23,996,749
                                                                    --------------------------------------------------------

LIABILITIES
Payable to Minnesota Life for contract terminations, withdrawal
     payments and mortality and expense charges                                  8,340              4,880              1,562
Payable for investments purchased                                                   --                 --                 --
                                                                    --------------------------------------------------------

           Total liabilities                                                     8,340              4,880              1,562
                                                                    --------------------------------------------------------

           Net assets applicable to contract owners               $        143,602,125         82,710,828         23,995,187
                                                                    ========================================================

CONTRACT OWNERS' EQUITY
Contracts in accumulation period                                  $        143,602,125         82,710,828         23,995,187
Contracts in annuity payment period                                                 --                 --                 --
                                                                    --------------------------------------------------------

           Total contract owners' equity                          $        143,602,125         82,710,828         23,995,187
                                                                    ========================================================

           Investment shares                                                11,986,894          7,236,347          2,007,978
           Investments at cost                                    $        131,746,526         82,183,895         23,541,782

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  18

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------
                                                                                                                         AMER
                                                                            AB VPS                         AMER         CENTURY
                                                                              DYN          AB VPS       CENTURY II     VP INC &
                                                                          ASSET ALLOC       INTL        VP INFL PRO     GROWTH
                                                                             CL B        VALUE CL B        CL II         CL II
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $       3,118,790         4,298      1,400,944        72,337
    Mortality, expense and administrative charges (note 3)                  (2,429,924)       (8,756)      (866,635)      (64,964)
       Fees waived (note 3)                                                         --            --             --            --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                          688,866        (4,458)       534,309         7,373
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                    197,341            --             --       350,252

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                   6,966,278       175,675      7,882,890       925,696
       Cost of investments sold                                             (6,440,949)     (180,005)    (9,373,716)     (892,541)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                            525,329        (4,330)    (1,490,826)       33,155

       Net realized gains (losses) on investments                              722,670        (4,330)    (1,490,826)      383,407

    Net change in unrealized appreciation (depreciation)
       of investments                                                       20,164,674        90,292      5,311,807       409,737
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net          20,887,344        85,962      3,820,981       793,144
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $      21,576,210        81,504      4,355,290       800,517
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------
                                                                        AMER          AMER
                                                                      FUNDS IS      FUNDS IS
                                                                       GLOBAL        GLOBAL
                                                                        BOND         GROWTH
                                                                        CL 2          CL 2
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund          180,163       192,332
    Mortality, expense and administrative charges (note 3)              (162,850)     (226,563)
       Fees waived (note 3)                                                   --            --
                                                                      --------------------------------------------------------------                                                    --------------------------------------------------
       Investment income (loss) - net                                     17,313       (34,231)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                   --       952,423

    Realized gains (losses) on sales of investments
       Proceeds from sales                                             1,567,693     3,059,069
       Cost of investments sold                                       (1,502,392)   (2,723,579)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                       65,301       335,490

       Net realized gains (losses) on investments                         65,301     1,287,913

    Net change in unrealized appreciation (depreciation)
       of investments                                                    600,815     3,680,920
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net       666,116     4,968,833
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                           683,429     4,934,602
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  19

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------
                                                                             AMER
                                                                           FUNDS IS         AMER           AMER
                                                                            GLOBAL          FUNDS          FUNDS          AMER
                                                                           SMALL CAP      IS GROWTH     IS GROWTH-        FUNDS
                                                                             CL 2           CL 2         INC CL 2     IS INTL CL 2
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $          21,890       527,497        537,477        264,668
    Mortality, expense and administrative charges (note 3)                    (195,587)   (1,059,383)      (462,122)      (251,612)
       Fees waived (note 3)                                                         --            --             --             --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                         (173,697)     (531,886)        75,355         13,056
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                    849,777     7,212,183      3,148,768        451,894

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                   1,924,877     5,292,483      4,463,811      3,376,390
       Cost of investments sold                                             (2,103,539)   (5,608,576)    (4,242,290)    (3,495,104)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                           (178,662)     (316,093)       221,521       (118,714)

       Net realized gains (losses) on investments                              671,115     6,896,090      3,370,289        333,180

    Net change in unrealized appreciation (depreciation)
       of investments                                                        2,930,429    10,573,554      3,322,027      3,132,444
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net           3,601,544    17,469,644      6,692,316      3,465,624
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $       3,427,847    16,937,758      6,767,671      3,478,680
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------
                                                                        AMER           AMER
                                                                        FUNDS          FUNDS
                                                                       IS NEW          IS US
                                                                        WORLD        GOVT/AAA
                                                                        CL 2           CL 2
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund          134,683        283,769
    Mortality, expense and administrative charges (note 3)              (196,372)      (167,680)
       Fees waived (note 3)                                                   --             --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                    (61,689)       116,089
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund              515,085             --

    Realized gains (losses) on sales of investments
       Proceeds from sales                                             2,154,153      3,259,114
       Cost of investments sold                                       (2,151,717)    (3,297,762)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                        2,436        (38,648)

       Net realized gains (losses) on investments                        517,521        (38,648)

    Net change in unrealized appreciation (depreciation)
       of investments                                                  2,803,964        438,019
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net     3,321,485        399,371
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                         3,259,796        515,460
                                                                       =============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  20

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------

                                                                          CLEARBRIDGE
                                                                            SM CAP        FIDELITY VIP    FIDELITY       FRANKLIN
                                                                            GROWTH           EQUITY-       VIP MID      MUTUAL SHS
                                                                             CL II         INCOME SC 2     CAP SC2       VIP CL 2
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $              --       1,133,123       228,809        137,536
    Mortality, expense and administrative charges (note 3)                    (253,692)       (896,941)     (481,842)      (127,493)
       Fees waived (note 3)                                                         --              --            --             --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                         (253,692)        236,182      (253,033)        10,043
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                  1,410,506       4,232,335     3,804,353        735,409

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                   6,004,736       9,390,533     4,851,201      2,146,986
       Cost of investments sold                                             (5,105,356)     (8,691,803)   (5,025,199)    (2,158,139)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                            899,380         698,730      (173,998)       (11,153)

       Net realized gains (losses) on investments                            2,309,886       4,931,065     3,630,355        724,256

    Net change in unrealized appreciation (depreciation)
       of investments                                                        1,417,132       9,009,154     3,107,106        793,094
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net           3,727,018      13,940,219     6,737,461      1,517,350
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $       3,473,326      14,176,401     6,484,428      1,527,393
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                        FRANKLIN      FRANKLIN SM-
                                                                        SMALL CAP       MD CAP GR
                                                                      VAL VIP CL 2      VIP CL 2
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund            295,173              --
    Mortality, expense and administrative charges (note 3)                (409,206)       (131,525)
       Fees waived (note 3)                                                     --              --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                     (114,033)       (131,525)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund              4,702,307       1,682,333

    Realized gains (losses) on sales of investments
       Proceeds from sales                                               3,192,922       4,602,290
       Cost of investments sold                                         (4,523,543)     (5,220,619)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                     (1,330,621)       (618,329)

       Net realized gains (losses) on investments                        3,371,686       1,064,004

    Net change in unrealized appreciation (depreciation)
       of investments                                                    2,786,979       1,548,481
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net       6,158,665       2,612,485
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                           6,044,632       2,480,960
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  21

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------

                                                                           FRANKLIN        GOLDMAN       GOLDMAN        INVESCO
                                                                           TEMP DEV       SACHS VIT     SACHS VIT      OPPHMR VI
                                                                             MKTS          GLOBAL        HQ FLT       INTL GROWTH
                                                                           VIP CL 2       TRENDS SS       RT SS          SR II
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $         207,352     2,444,109       847,989        264,510
    Mortality, expense and administrative charges (note 3)                    (266,210)   (2,248,077)     (598,756)      (563,748)
       Fees waived (note 3)                                                         --            --            --             --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                          (58,858)      196,032       249,233       (299,238)
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                         --     7,147,767            --      1,828,769

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                   4,624,214     5,226,298     4,079,760      3,721,410
       Cost of investments sold                                             (3,815,789)   (4,865,038)   (4,142,428)    (3,817,874)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                            808,425       361,260       (62,668)       (96,464)

       Net realized gains (losses) on investments                              808,425     7,509,027       (62,668)     1,732,305

    Net change in unrealized appreciation (depreciation)
       of investments                                                        3,957,586     7,915,868        27,564      7,217,255
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net           4,766,011    15,424,895       (35,104)     8,949,560
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $       4,707,153    15,620,927       214,129      8,650,322
                                                                        ============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                        INVESCO
                                                                       OPPHMR VI     INVESCO VI
                                                                       MS SM CAP      AMERICAN
                                                                         SR II       VALUE SR II
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund                --         36,188
    Mortality, expense and administrative charges (note 3)                (52,896)      (131,714)
       Fees waived (note 3)                                                    --             --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                     (52,896)       (95,526)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund               274,462        643,075

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                772,309      2,900,008
       Cost of investments sold                                          (742,419)    (3,317,959)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                        29,890       (417,951)

       Net realized gains (losses) on investments                         304,352        225,124

    Net change in unrealized appreciation (depreciation)
       of investments                                                     419,696      1,690,057
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net        724,048      1,915,181
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                            671,152      1,819,655
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  22

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------

                                                                          INVESCO VI       INVESCO VI     INVESCO VI
                                                                           COMSTOCK       EQUITY & INC     GROWTH &
                                                                             SR II            SR II        INC SR II
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $         903,990         181,516         89,528
    Mortality, expense and administrative charges (note 3)                    (788,469)       (111,812)      (107,567)
       Fees waived (note 3)                                                         --              --             --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                          115,521          69,704        (18,039)
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                  6,902,780         565,767        633,395

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                   6,119,502       1,464,019      1,560,335
       Cost of investments sold                                             (5,621,233)     (1,421,596)    (1,691,715)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                            498,269          42,423       (131,380)

       Net realized gains (losses) on investments                            7,401,049         608,190        502,015

    Net change in unrealized appreciation (depreciation)
       of investments                                                        3,418,597         644,442        773,286
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net          10,819,646       1,252,632      1,275,301
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $      10,935,167       1,322,336      1,257,262
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                                  --------------------------------------------------

                                                                                       IVY VIP
                                                                      INVESCO VI        ASSET         IVY VIP
                                                                        SM CAP        STRATEGY       BALANCED
                                                                     EQUITY SR II       CL II          CL II
                                                                     ---------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund                --      2,465,289      1,694,512
    Mortality, expense and administrative charges (note 3)               (258,304)    (1,680,604)    (1,171,360)
       Fees waived (note 3)                                                    --             --             --
                                                                     ---------------------------------------------------------------
       Investment income (loss) - net                                    (258,304)       784,685        523,152
                                                                     ---------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund             2,325,565      4,708,449      7,634,113

    Realized gains (losses) on sales of investments
       Proceeds from sales                                              2,296,953     19,569,839     13,518,338
       Cost of investments sold                                        (2,757,011)   (21,388,564)   (16,402,933)
                                                                     ---------------------------------------------------------------
    Realized gains (losses) on sales of investments                      (460,058)    (1,818,725)    (2,884,595)

       Net realized gains (losses) on investments                       1,865,507      2,889,724      4,749,518

    Net change in unrealized appreciation (depreciation)
       of investments                                                   2,305,776     18,283,131     12,837,818
                                                                     ---------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net      4,171,283     21,172,855     17,587,336
                                                                     ---------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                          3,912,979     21,957,540     18,110,488
                                                                     ===============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  23

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------

                                                                                                                       IVY VIP
                                                                            IVY VIP         IVY VIP       IVY VIP      GLOBAL
                                                                          CORE EQUITY      CORPORATE      ENERGY        BOND
                                                                             CL II        BOND CL II       CL II        CL II
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $         553,913      3,522,551            --      224,125
    Mortality, expense and administrative charges (note 3)                  (1,321,400)    (1,636,984)      (51,617)     (81,778)
       Fees waived (note 3)                                                         --             --            --           --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                         (767,487)     1,885,567       (51,617)     142,347
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                  9,760,493             --            --           --

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                  14,006,258     19,901,958       799,538      769,632
       Cost of investments sold                                            (15,837,232)   (21,289,398)   (1,382,410)    (798,676)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                         (1,830,974)    (1,387,440)     (582,872)     (29,044)

       Net realized gains (losses) on investments                            7,929,519     (1,387,440)     (582,872)     (29,044)

    Net change in unrealized appreciation (depreciation)
       of investments                                                       17,502,652     12,373,264       738,771      356,151
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net          25,432,171     10,985,824       155,899      327,107
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $      24,664,684     12,871,391       104,282      469,454
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                                      IVY VIP
                                                                       IVY VIP        GLOBAL
                                                                      GLOBAL EQ       GROWTH
                                                                      INC CL II        CL II
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund          487,263        367,750
    Mortality, expense and administrative charges (note 3)              (238,637)      (816,815)
       Fees waived (note 3)                                                   --             --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                    248,626       (449,065)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund            4,478,894     37,377,811

    Realized gains (losses) on sales of investments
       Proceeds from sales                                             2,988,458      9,778,512
       Cost of investments sold                                       (3,566,053)   (17,963,606)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                     (577,595)    (8,185,094)

       Net realized gains (losses) on investments                      3,901,299     29,192,717

    Net change in unrealized appreciation (depreciation)
       of investments                                                   (813,240)   (16,520,218)
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net     3,088,059     12,672,499
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                         3,336,685     12,223,434
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  24

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------

                                                                            IVY VIP                        IVY VIP        IVY VIP
                                                                          GOVT MONEY        IVY VIP         HIGH           INTL
                                                                            MARKET          GROWTH         INCOME       CORE EQUITY
                                                                             CL II           CL II          CL II          CL II
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $         203,046             --      5,122,214      2,035,059
    Mortality, expense and administrative charges (note 3)                    (146,644)      (739,856)    (1,143,281)    (1,633,825)
       Fees waived (note 3)                                                         --             --             --             --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                           56,402       (739,856)     3,978,933        401,234
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                      1,464     13,258,097             --     10,684,262

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                   3,729,694     11,396,907     10,600,869     17,800,164
       Cost of investments sold                                             (3,729,694)   (11,316,854)   (11,853,441)   (17,099,794)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                                 --         80,053     (1,252,572)       700,370

       Net realized gains (losses) on investments                                1,464     13,338,150     (1,252,572)    11,384,632

    Net change in unrealized appreciation (depreciation)
       of investments                                                               --      3,141,574      4,421,564      8,574,667
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net               1,464     16,479,724      3,168,992     19,959,299
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $          57,866     15,739,868      7,147,925     20,360,533
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                        IVY VIP       IVY VIP
                                                                       LIMITED-       MID CAP
                                                                       TERM BOND      GROWTH
                                                                         CL II         CL II
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund           750,896            --
    Mortality, expense and administrative charges (note 3)               (527,974)   (1,039,446)
       Fees waived (note 3)                                                    --            --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                     222,922    (1,039,446)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                    --    11,940,867

    Realized gains (losses) on sales of investments
       Proceeds from sales                                              5,037,058    11,861,145
       Cost of investments sold                                        (5,014,484)   (8,658,055)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                        22,574     3,203,090

       Net realized gains (losses) on investments                          22,574    15,143,957

    Net change in unrealized appreciation (depreciation)
       of investments                                                     923,781     6,504,285
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net        946,355    21,648,242
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                          1,169,277    20,608,796
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  25

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------

                                                                                           IVY VIP       IVY VIP
                                                                            IVY VIP         PATH          PATH          IVY VIP
                                                                            NATURAL      AGGRESSIVE      CONSERV      PATH MOD -
                                                                           RES CL II        CL II         CL II        MV CL II
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $         261,089       422,863       509,437      8,162,426
    Mortality, expense and administrative charges (note 3)                    (403,106)     (205,150)     (328,264)    (5,846,920)
       Fees waived (note 3)                                                         --            --            --             --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                         (142,017)      217,713       181,173      2,315,506
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                         --     1,347,635     1,261,345     20,502,530

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                   5,259,412     1,974,109     6,418,015     21,444,951
       Cost of investments sold                                             (6,268,257)   (2,292,880)   (7,069,521)   (20,791,895)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                         (1,008,845)     (318,771)     (651,506)       653,056

       Net realized gains (losses) on investments                           (1,008,845)    1,028,864       609,839     21,155,586

    Net change in unrealized appreciation (depreciation)
       of investments                                                        3,306,679     1,728,407     2,358,080     39,414,214
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net           2,297,834     2,757,271     2,967,919     60,569,800
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $       2,155,817     2,974,984     3,149,092     62,885,306
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                       IVY VIP
                                                                      PATH MOD        IVY VIP
                                                                       AGGR -        PATH MOD
                                                                      MV CL II      AGGR CL II
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund        1,607,587      5,516,739
    Mortality, expense and administrative charges (note 3)            (1,042,825)    (2,617,436)
       Fees waived (note 3)                                                   --             --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                    564,762      2,899,303
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund            4,855,879     18,759,878

    Realized gains (losses) on sales of investments
       Proceeds from sales                                             6,577,962     36,883,085
       Cost of investments sold                                       (6,691,918)   (37,972,207)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                     (113,956)    (1,089,122)

       Net realized gains (losses) on investments                      4,741,923     17,670,756

    Net change in unrealized appreciation (depreciation)
       of investments                                                  7,292,967     16,281,330
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net    12,034,890     33,952,086
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                        12,599,652     36,851,389
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  26

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------

                                                                                           IVY VIP
                                                                            IVY VIP       PATH MOD        IVY VIP        IVY VIP
                                                                           PATH MOD        CONS -        PATH MOD       SCIENCE &
                                                                             CL II        MV CL II      CONS CL II     TECH CL II
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $       4,381,294       585,448      1,292,730             --
    Mortality, expense and administrative charges (note 3)                  (2,204,628)     (445,800)      (713,983)    (1,313,836)
       Fees waived (note 3)                                                         --            --             --             --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                        2,176,666       139,648        578,747     (1,313,836)
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                 13,521,144     1,558,732      3,582,379      8,387,199

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                  36,856,381     7,178,392      9,924,756     14,624,905
       Cost of investments sold                                            (38,167,084)   (7,102,168)   (10,269,587)   (10,451,167)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                         (1,310,703)       76,224       (344,831)     4,173,738

       Net realized gains (losses) on investments                           12,210,441     1,634,956      3,237,548     12,560,937

    Net change in unrealized appreciation (depreciation)
       of investments                                                       12,823,540     2,416,222      4,104,213     20,639,977
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net          25,033,981     4,051,178      7,341,761     33,200,914
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $      27,210,647     4,190,826      7,920,508     31,887,078
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                       IVY VIP
                                                                      SECURIAN        IVY VIP
                                                                       RE SEC        SMALL CAP
                                                                        CL II       CORE CL II
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund          139,555             --
    Mortality, expense and administrative charges (note 3)              (129,295)      (775,429)
       Fees waived (note 3)                                                   --             --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                     10,260       (775,429)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund               39,048     10,667,670

    Realized gains (losses) on sales of investments
       Proceeds from sales                                             2,028,019      9,344,316
       Cost of investments sold                                       (2,267,905)   (11,158,960)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                     (239,886)    (1,814,644)

       Net realized gains (losses) on investments                       (200,838)     8,853,026

    Net change in unrealized appreciation (depreciation)
       of investments                                                  1,972,579      3,398,539
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net     1,771,741     12,251,565
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                         1,782,001     11,476,136
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  27

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------

                                                                            IVY VIP                         JANUS          JANUS
                                                                           SMALL CAP                      HENDERSON      HENDERSON
                                                                            GROWTH          IVY VIP       BALANCED       FLEXIBLE
                                                                             CL II        VALUE CL II        SS           BOND SS
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $              --        597,606        485,710        615,813
    Mortality, expense and administrative charges (note 3)                    (820,912)      (986,323)      (411,189)      (304,239)
       Fees waived (note 3)                                                         --             --             --             --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                         (820,912)      (388,717)        74,521        311,574
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                  4,176,008      4,073,004        744,550             --

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                  17,711,787     11,457,883      3,221,060      2,259,090
       Cost of investments sold                                            (18,582,248)   (11,522,279)    (2,504,776)    (2,278,566)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                           (870,461)       (64,396)       716,284        (19,476)

       Net realized gains (losses) on investments                            3,305,547      4,008,608      1,460,834        (19,476)

    Net change in unrealized appreciation (depreciation)
       of investments                                                        9,561,502     12,609,188      3,865,172      1,286,863
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net          12,867,049     16,617,796      5,326,006      1,267,387
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $      12,046,137     16,229,079      5,400,527      1,578,961
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                                        JANUS
                                                                         JANUS        HENDERSON
                                                                       HENDERSON       MID CAP
                                                                       FORTY SS        VAL SS
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund            13,694        246,650
    Mortality, expense and administrative charges (note 3)               (815,316)      (346,882)
       Fees waived (note 3)                                                    --             --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                    (801,622)      (100,232)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund             5,095,559      1,899,585

    Realized gains (losses) on sales of investments
       Proceeds from sales                                              7,204,168      2,866,340
       Cost of investments sold                                        (6,344,625)    (3,052,251)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                       859,543       (185,911)

       Net realized gains (losses) on investments                       5,955,102      1,713,674

    Net change in unrealized appreciation (depreciation)
       of investments                                                  11,989,744      4,232,566
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net     17,944,846      5,946,240
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                         17,143,224      5,846,008
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  28

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------
                                                                                                            MFS
                                                                             JANUS         MFS VIT -     VIT II -
                                                                           HENDERSON        MID CAP        INTL
                                                                           OVERSEAS         GROWTH       INTRINSIC
                                                                              SS            SER SC        VAL SC
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $         623,069             --       262,741
    Mortality, expense and administrative charges (note 3)                    (458,175)       (58,344)     (256,254)
       Fees waived (note 3)                                                         --             --            --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                          164,894        (58,344)        6,487
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                         --        581,170       550,774

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                   5,848,149        631,808     1,400,104
       Cost of investments sold                                             (7,192,918)      (619,242)   (1,110,170)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                         (1,344,769)        12,566       289,934

       Net realized gains (losses) on investments                           (1,344,769)       593,736       840,708

    Net change in unrealized appreciation (depreciation)
       of investments                                                        8,859,738        223,671     2,820,902
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net           7,514,969        817,407     3,661,610
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $       7,679,863        759,063     3,668,097
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------

                                                                                        MORNINGSTAR
                                                                       MORGSTANLEY         AGGR          MORNINGSTAR
                                                                         VIF EMG          GROWTH          BALANCED
                                                                       MK EQ CL 2        ETF CL II        ETF CL II
                                                                       -------------------------------------------------------------                                                                                  --------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund            238,536          150,314          962,838
    Mortality, expense and administrative charges (note 3)                (347,820)        (133,873)        (695,025)
       Fees waived (note 3)                                                     --               --               --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                     (109,284)          16,441          267,813
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund              1,624,805          344,844          962,883

    Realized gains (losses) on sales of investments
       Proceeds from sales                                               2,638,283        1,151,415        7,540,029
       Cost of investments sold                                         (2,537,337)      (1,167,446)      (7,499,913)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                        100,946          (16,031)          40,116

       Net realized gains (losses) on investments                        1,725,751          328,813        1,002,999

    Net change in unrealized appreciation (depreciation)
       of investments                                                    2,289,392        1,349,632        5,552,140
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net       4,015,143        1,678,445        6,555,139
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                           3,905,859        1,694,886        6,822,952
                                                                       =============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  29

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                       -------------------------------------------------------------

                                                                                                            MORNINGSTAR
                                                                          MORNINGSTAR      MORNINGSTAR       INC & GRO
                                                                         CONSERVATIVE        GROWTH        ASSET ALL CL
                                                                           ETF CL II        ETF CL II           II
                                                                       -------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $         290,190         360,025          451,361
    Mortality, expense and administrative charges (note 3)                    (204,189)       (273,787)        (317,941)
       Fees waived (note 3)                                                         --              --               --
                                                                       -------------------------------------------------------------
       Investment income (loss) - net                                           86,001          86,238          133,420
                                                                       -------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                    113,448         925,735          502,772

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                   3,863,488       4,842,132        3,422,524
       Cost of investments sold                                             (3,962,484)     (4,168,019)      (3,663,783)
                                                                       -------------------------------------------------------------
    Realized gains (losses) on sales of investments                            (98,996)        674,113         (241,259)

       Net realized gains (losses) on investments                               14,452       1,599,848          261,513

    Net change in unrealized appreciation (depreciation)
       of investments                                                          972,647       1,787,203        1,999,434
                                                                       -------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net             987,099       3,387,051        2,260,947
                                                                       -------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $       1,073,100       3,473,289        2,394,367
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                        NEUBERGER         PIMCO         PIMCO
                                                                         BERMAN        VIT GLOBAL      VIT LOW
                                                                      SUSTAIN EQ S      DIV ALLOC     DURATION
                                                                           CL            ADV CL        ADV CL
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund              8,817       4,749,170     1,582,860
    Mortality, expense and administrative charges (note 3)                 (46,496)     (2,503,400)     (868,313)
       Fees waived (note 3)                                                     --              --            --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                      (37,679)      2,245,770       714,547
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                168,505              --            --

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                 420,752       4,873,575     5,306,805
       Cost of investments sold                                           (367,616)     (4,775,481)   (5,616,524)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                         53,136          98,094      (309,719)

       Net realized gains (losses) on investments                          221,641          98,094      (309,719)

    Net change in unrealized appreciation (depreciation)
       of investments                                                      478,708      29,425,922     1,008,902
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net         700,349      29,524,016       699,183
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                             662,670      31,769,786     1,413,730
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  30

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                             PIMCO         PUTNAM VT       PUTNAM       PUTNAM
                                                                           VIT TOTAL        EQUITY        VT GROWTH       VT
                                                                            RETURN          INCOME           OPP        INTL EQ
                                                                            ADV CL           CL IB          CL IB        CL IB
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $       4,616,823        302,965         18,629       36,113
    Mortality, expense and administrative charges (note 3)                  (2,304,171)      (223,941)      (262,395)     (37,833)
       Fees waived (note 3)                                                         --             --             --           --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                        2,312,652         79,024       (243,766)      (1,720)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                         --      1,294,747      1,886,454        4,635

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                  17,638,602      2,267,454      2,238,009      352,036
       Cost of investments sold                                            (18,729,057)    (1,945,949)    (1,803,828)    (262,129)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                         (1,090,455)       321,505        434,181       89,907

       Net realized gains (losses) on investments                           (1,090,455)     1,616,252      2,320,635       94,542

    Net change in unrealized appreciation (depreciation)
       of investments                                                        9,087,492      2,000,076      2,161,586      445,091
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net           7,997,037      3,616,328      4,482,221      539,633
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $      10,309,689      3,695,352      4,238,455      537,913
                                                                       =============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                       PUTNAM VT
                                                                        SUSTAIN
                                                                        LEADERS       SFT CORE
                                                                         CL IB        BOND CL 2
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund             9,224             --
    Mortality, expense and administrative charges (note 3)                (32,905)    (3,196,245)
       Fees waived (note 3)                                                    --             --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                     (23,681)    (3,196,245)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund               293,183             --

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                522,852     25,544,853
       Cost of investments sold                                          (501,362)   (16,269,049)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                        21,490      9,275,804

       Net realized gains (losses) on investments                         314,673      9,275,804

    Net change in unrealized appreciation (depreciation)
       of investments                                                     273,996     10,661,350
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net        588,669     19,937,154
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                            564,988     16,740,909
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  31

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                              SFT          SFT GOVT         SFT           SFT
                                                                            DYNAMIC          MONEY       INDEX 400     INDEX 500
                                                                            MGD VOL         MARKET        MC CL 2        CL 2
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $              --        398,431            --            --
    Mortality, expense and administrative charges (note 3)                  (6,779,924)      (340,837)     (809,806)   (2,270,059)
       Fees waived (note 3)                                                         --             --            --            --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                       (6,779,924)        57,594      (809,806)   (2,270,059)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                         --             --            --            --

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                   9,025,659     19,452,223    10,520,710    23,931,922
       Cost of investments sold                                             (6,025,388)   (19,452,223)   (3,602,498)   (8,720,680)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                          3,000,271             --     6,918,212    15,211,242

       Net realized gains (losses) on investments                            3,000,271             --     6,918,212    15,211,242

    Net change in unrealized appreciation (depreciation)
       of investments                                                       85,368,718             --     9,289,909    44,370,152
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net          88,368,989             --    16,208,121    59,581,394
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $      81,589,065         57,594    15,398,315    57,311,335
                                                                      ==============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                      SFT INTL        SFT IVY
                                                                      BOND CL 2       GROWTH
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund               --             --
    Mortality, expense and administrative charges (note 3)            (1,034,503)    (2,565,407)
       Fees waived (note 3)                                                   --             --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                 (1,034,503)    (2,565,407)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                   --             --

    Realized gains (losses) on sales of investments
       Proceeds from sales                                             8,628,609     34,623,404
       Cost of investments sold                                       (6,522,576)   (17,755,694)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                    2,106,033     16,867,710

       Net realized gains (losses) on investments                      2,106,033     16,867,710

    Net change in unrealized appreciation (depreciation)
       of investments                                                   (796,803)    43,711,794
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net     1,309,230     60,579,504
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                           274,727     58,014,097
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  32

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                            SFT IVY                                        SFT
                                                                           SMALL CAP       SFT MGD       SFT REAL        T. ROWE
                                                                            GROWTH       VOL EQUITY     ESTATE CL 2    PRICE VALUE
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund      $              --            --             --             --
    Mortality, expense and administrative charges (note 3)                    (720,230)   (4,719,348)      (965,038)    (1,577,887)
       Fees waived (note 3)                                                         --            --             --             --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                         (720,230)   (4,719,348)      (965,038)    (1,577,887)
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                         --            --             --             --

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                  11,730,232     8,349,930     11,433,192     16,590,435
       Cost of investments sold                                             (6,504,673)   (6,523,752)    (5,798,264)   (11,392,667)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                          5,225,559     1,826,178      5,634,928      5,197,768

       Net realized gains (losses) on investments                            5,225,559     1,826,178      5,634,928      5,197,768

    Net change in unrealized appreciation (depreciation)
       of investments                                                        6,014,249    49,311,020      9,480,197     20,160,796
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net          11,239,808    51,137,198     15,115,125     25,358,564
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                       $      10,519,578    46,417,850     14,150,087     23,780,677
                                                                      ==============================================================

                                                                                        SEGREGATED SUB-ACCOUNTS*
                                                                      --------------------------------------------------------------

                                                                          SFT
                                                                      WELLINGTON      TOPS MGD
                                                                         CORE         RISK BAL
                                                                      EQUITY CL 2     ETF CL 2
                                                                      --------------------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund                --        429,867
    Mortality, expense and administrative charges (note 3)               (697,599)      (279,735)
       Fees waived (note 3)                                               102,809             --
                                                                      --------------------------------------------------------------
       Investment income (loss) - net                                    (594,790)       150,132
                                                                      --------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                    --        553,921

    Realized gains (losses) on sales of investments
       Proceeds from sales                                              7,390,912      2,277,445
       Cost of investments sold                                        (4,449,776)    (2,287,524)
                                                                      --------------------------------------------------------------
    Realized gains (losses) on sales of investments                     2,941,136        (10,079)

       Net realized gains (losses) on investments                       2,941,136        543,842

    Net change in unrealized appreciation (depreciation)
       of investments                                                  11,200,276      1,636,146
                                                                      --------------------------------------------------------------

       Realized and unrealized gains (losses) on investments - net     14,141,412      2,179,988
                                                                      --------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                         13,546,622      2,330,120
                                                                      ==============================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  33

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                          Statements of Operations

                        Year ended December 31, 2019

                                                                                              SEGREGATED SUB-ACCOUNTS*
                                                                                  --------------------------------------------------

                                                                                                                       TOPS MGD
                                                                                      TOPS MGD         TOPS MGD        RISK MOD
                                                                                      RISK FLEX       RISK GROWTH       GROWTH
                                                                                         ETF           ETF CL 2        ETF CL 2
                                                                                  --------------------------------------------------

INVESTMENT INCOME (LOSS) - NET
    Investment income distributions from underlying mutual fund                 $       2,184,776       1,528,894         513,547
    Mortality, expense and administrative charges (note 3)                             (1,882,873)     (1,168,893)       (338,521)
       Fees waived (note 3)                                                                    --              --              --
                                                                                  --------------------------------------------------
       Investment income (loss) - net                                                     301,903         360,001         175,026
                                                                                  --------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS - NET
    Realized gain distributions from underlying mutual fund                             2,449,631       5,164,654       1,007,086

    Realized gains (losses) on sales of investments
       Proceeds from sales                                                              9,580,484       6,289,445       3,021,019
       Cost of investments sold                                                        (9,050,594)     (6,017,540)     (2,924,179)
                                                                                  --------------------------------------------------
    Realized gains (losses) on sales of investments                                       529,890         271,905          96,840

       Net realized gains (losses) on investments                                       2,979,521       5,436,559       1,103,926

    Net change in unrealized appreciation (depreciation)
       of investments                                                                  12,774,212       5,477,342       1,966,323
                                                                                  --------------------------------------------------

       Realized and unrealized gains (losses) on investments - net                     15,753,733      10,913,901       3,070,249
                                                                                  --------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                                  $      16,055,636      11,273,902       3,245,275
                                                                                  ==================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  34

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                    ----------------------------------------------------------------

                                                                      AB VPS DYN                         AMER CENTURY
                                                                    ASSET ALLOC CL      AB VPS INTL     II VP INFL PRO
                                                                           B            VALUE CL B           CL II
                                                                    ----------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $          322,468           (3,019)           909,024
      Net realized gains (losses) on investments                            681,866           17,862         (1,880,536)
      Net change in unrealized appreciation (depreciation)              (15,603,026)        (189,166)        (1,945,751)
                                                                    ----------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations         (14,598,692)        (174,323)        (2,917,263)
                                                                    ----------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                         17,953,958          139,836          1,986,731
      Contract terminations, withdrawal payments and charges             (4,574,238)        (129,922)        (8,909,940)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                         --               --                199
      Annuity benefit payments                                                   --               --             (8,487)
                                                                    ----------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             13,379,720            9,914         (6,931,497)
                                                                    ----------------------------------------------------------------

Increase (decrease) in net assets                                        (1,218,972)        (164,409)        (9,848,760)

Net assets at the beginning of year or period                           157,768,208          764,257         70,913,713
                                                                    ----------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $      156,549,236          599,848         61,064,953
                                                                    ================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $          688,866           (4,458)           534,309
      Net realized gains (losses) on investments                            722,670           (4,330)        (1,490,826)
      Net change in unrealized appreciation (depreciation)               20,164,674           90,292          5,311,807
                                                                    ----------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          21,576,210           81,504          4,355,290
                                                                    ----------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                         12,180,020           40,420          2,043,117
      Contract terminations, withdrawal payments and charges             (5,877,113)        (168,771)        (7,210,850)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                         --               --                207
      Annuity benefit payments                                                   --               --            (21,667)
                                                                    ----------------------------------------------------------------

Increase (decrease) in net assets from contract transactions              6,302,907         (128,351)        (5,189,193)
                                                                    ----------------------------------------------------------------

Increase (decrease) in net assets                                        27,879,117          (46,847)          (833,903)

Net assets at the beginning of year                                     156,549,236          599,848         61,064,953
                                                                    ----------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $      184,428,353          553,001         60,231,050
                                                                    ================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                   -----------------------------------------------------------------

                                                                   AMER CENTURY     AMER FUNDS        AMER FUNDS
                                                                     VP INC &        IS GLOBAL         IS GLOBAL
                                                                   GROWTH CL II      BOND CL 2        GROWTH CL 2
                                                                   -----------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                      (1,756)          58,243          (99,730)
      Net realized gains (losses) on investments                         587,585           20,669        1,263,463
      Net change in unrealized appreciation (depreciation)              (997,363)        (471,308)      (2,877,152)
                                                                   -----------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations         (411,534)        (392,396)      (1,713,419)
                                                                   -----------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                       1,162,621        2,480,579        3,636,490
      Contract terminations, withdrawal payments and charges          (1,449,347)      (3,916,399)      (2,082,958)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      42               81               37
      Annuity benefit payments                                              (406)          (3,100)            (261)
                                                                   -----------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            (287,090)      (1,438,839)       1,553,308
                                                                   -----------------------------------------------------------------

Increase (decrease) in net assets                                       (698,624)      (1,831,235)        (160,111)

Net assets at the beginning of year or period                          4,744,487       12,758,060       15,212,264
                                                                   -----------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                                4,045,863       10,926,825       15,052,153
                                                                   =================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                       7,373           17,313          (34,231)
      Net realized gains (losses) on investments                         383,407           65,301        1,287,913
      Net change in unrealized appreciation (depreciation)               409,737          600,815        3,680,920
                                                                   -----------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          800,517          683,429        4,934,602
                                                                   -----------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                         186,356        1,445,252        1,706,231
      Contract terminations, withdrawal payments and charges            (876,475)      (1,488,098)      (2,898,380)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      47               95               64
      Annuity benefit payments                                              (388)          (3,241)            (633)
                                                                   -----------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            (690,460)         (45,992)      (1,192,718)
                                                                         -----------------------------------------------------------

Increase (decrease) in net assets                                        110,057          637,437        3,741,884

Net assets at the beginning of year                                    4,045,863       10,926,825       15,052,153
                                                                   -----------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                          4,155,920       11,564,262       18,794,037
                                                                   =================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  35

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                   -----------------------------------------------------------------

                                                                      AMER FUNDS                          AMER FUNDS
                                                                       IS GLOBAL         AMER FUNDS      IS GROWTH-INC
                                                                    SMALL CAP CL 2     IS GROWTH CL 2        CL 2
                                                                   -----------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $         (171,911)         (597,988)          (21,345)
      Net realized gains (losses) on investments                            469,263         5,286,297         2,354,920
      Net change in unrealized appreciation (depreciation)               (1,849,804)       (6,485,003)       (3,216,224)
                                                                   -----------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          (1,552,452)       (1,796,694)         (882,649)
                                                                   -----------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          2,342,957        14,309,362         3,687,298
      Contract terminations, withdrawal payments and charges               (782,117)       (5,122,433)       (4,212,218)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                         96               214               136
      Annuity benefit payments                                               (2,981)           (3,178)           (3,844)
                                                                   -----------------------------------------------------------------

Increase (decrease) in net assets from contract transactions              1,557,955         9,183,965          (528,628)
                                                                   -----------------------------------------------------------------

Increase (decrease) in net assets                                             5,503         7,387,271        (1,411,277)

Net assets at the beginning of year or period                            11,531,864        48,400,540        29,780,789
                                                                   -----------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       11,537,367        55,787,811        28,369,512
                                                                   =================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $         (173,697)         (531,886)           75,355
      Net realized gains (losses) on investments                            671,115         6,896,090         3,370,289
      Net change in unrealized appreciation (depreciation)                2,930,429        10,573,554         3,322,027
                                                                   -----------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations           3,427,847        16,937,758         6,767,671
                                                                   -----------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          1,852,830        10,002,011         3,353,714
      Contract terminations, withdrawal payments and charges             (1,807,035)       (4,837,830)       (4,140,709)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                        111               292               172
      Annuity benefit payments                                               (2,875)           (2,139)           (4,378)
                                                                   -----------------------------------------------------------------

Increase (decrease) in net assets from contract transactions                 43,031         5,162,334          (791,201)
                                                                   -----------------------------------------------------------------

Increase (decrease) in net assets                                         3,470,878        22,100,092         5,976,470

Net assets at the beginning of year                                      11,537,367        55,787,811        28,369,512
                                                                   -----------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $       15,008,245        77,887,903        34,345,982
                                                                   =================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------
                                                                                                       AMER FUNDS
                                                                                    AMER FUNDS            IS US
                                                                   AMER FUNDS      IS NEW WORLD        GOVT/AAA CL
                                                                  IS INTL CL 2         CL 2                 2
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                     59,095           (71,157)           42,385
      Net realized gains (losses) on investments                        899,078           375,181           (92,678)
      Net change in unrealized appreciation (depreciation)           (3,652,476)       (2,402,621)          (63,185)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations      (2,694,303)       (2,098,597)         (113,478)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      2,630,841         2,883,932         1,637,293
      Contract terminations, withdrawal payments and charges         (2,018,098)       (1,529,377)       (2,504,711)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     --                64                36
      Annuity benefit payments                                               --            (2,757)             (983)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            612,743         1,351,862          (868,365)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                    (2,081,560)         (746,735)         (981,843)

Net assets at the beginning of year or period                        18,460,055        12,575,951        13,394,184
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                              16,378,495        11,829,216        12,412,341
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                     13,056           (61,689)          116,089
      Net realized gains (losses) on investments                        333,180           517,521           (38,648)
      Net change in unrealized appreciation (depreciation)            3,132,444         2,803,964           438,019
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       3,478,680         3,259,796           515,460
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      2,717,128         2,079,074         4,637,194
      Contract terminations, withdrawal payments and charges         (3,224,441)       (2,031,261)       (3,180,927)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     --                78                47
      Annuity benefit payments                                               --            (2,667)           (1,008)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions           (507,313)           45,224         1,455,306
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                     2,971,367         3,305,020         1,970,766

Net assets at the beginning of year                                  16,378,495        11,829,216        12,412,341
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                        19,349,862        15,134,236        14,383,107
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  36

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                      CLEARBRIDGE       FIDELITY VIP
                                                                        SM CAP          EQUITY-INCOME     FIDELITY VIP
                                                                     GROWTH CL II           SC 2           MID CAP SC2
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $         (272,642)          378,770           (392,306)
      Net realized gains (losses) on investments                          3,094,438         6,373,791          4,354,655
      Net change in unrealized appreciation (depreciation)               (3,109,342)      (13,173,896)        (9,765,331)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations            (287,546)       (6,421,335)        (5,802,982)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          8,659,311         1,146,816          2,009,248
      Contract terminations, withdrawal payments and charges             (4,221,016)      (10,838,872)        (5,339,915)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                          8             3,095            (34,559)
      Annuity benefit payments                                                 (391)          (40,535)           (25,903)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions              4,437,912        (9,729,496)        (3,391,129)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                         4,150,366       (16,150,831)        (9,194,111)

Net assets at the beginning of year or period                            11,305,983        74,769,748         40,237,967
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       15,456,349        58,618,917         31,043,856
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $         (253,692)          236,182           (253,033)
      Net realized gains (losses) on investments                          2,309,886         4,931,065          3,630,355
      Net change in unrealized appreciation (depreciation)                1,417,132         9,009,154          3,107,106
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations           3,473,326        14,176,401          6,484,428
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          1,431,151         1,251,168          1,911,107
      Contract terminations, withdrawal payments and charges             (5,847,488)       (8,589,246)        (4,495,510)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                          7             7,528              5,847
      Annuity benefit payments                                                 (344)          (36,620)           (22,967)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (4,416,674)       (7,367,170)        (2,601,523)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                          (943,348)        6,809,231          3,882,905

Net assets at the beginning of year                                      15,456,349        58,618,917         31,043,856
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $       14,513,001        65,428,148         34,926,761
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                   FRANKLIN       FRANKLIN SMALL     FRANKLIN SM-
                                                                  MUTUAL SHS        CAP VAL VIP        MD CAP GR
                                                                   VIP CL 2            CL 2            VIP CL 2
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                    73,661           (168,417)        (113,489)
      Net realized gains (losses) on investments                       773,219          3,706,839          733,657
      Net change in unrealized appreciation (depreciation)          (1,826,274)        (7,549,908)      (1,181,899)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       (979,394)        (4,011,486)        (561,731)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                       228,751          1,868,148        1,193,904
      Contract terminations, withdrawal payments and charges        (1,744,665)        (2,433,054)      (1,616,125)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                   125                103            1,853
      Annuity benefit payments                                          (1,491)            (6,040)          (7,881)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions        (1,517,280)          (570,843)        (428,249)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                   (2,496,674)        (4,582,329)        (989,980)

Net assets at the beginning of year or period                       10,649,793         29,386,671        9,497,577
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                              8,153,119         24,804,342        8,507,597
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                    10,043           (114,033)        (131,525)
      Net realized gains (losses) on investments                       724,256          3,371,686        1,064,004
      Net change in unrealized appreciation (depreciation)             793,094          2,786,979        1,548,481
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations      1,527,393          6,044,632        2,480,960
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                       208,924          1,542,710        4,338,071
      Contract terminations, withdrawal payments and charges        (2,033,168)        (2,924,959)      (4,489,825)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                   144                122            2,122
      Annuity benefit payments                                          (1,419)            (9,691)          (8,113)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions        (1,825,519)        (1,391,818)        (157,745)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                     (298,126)         4,652,814        2,323,215

Net assets at the beginning of year                                  8,153,119         24,804,342        8,507,597
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                        7,854,993         29,457,156       10,830,812
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  37

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------
                                                                                           GOLDMAN
                                                                     FRANKLIN TEMP        SACHS VIT         GOLDMAN
                                                                     DEV MKTS VIP       GLOBAL TRENDS    SACHS VIT HQ
                                                                         CL 2                SS            FLT RT SS
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $         (105,470)       (1,070,746)          171,735
      Net realized gains (losses) on investments                            583,208         2,582,834          (251,470)
      Net change in unrealized appreciation (depreciation)               (4,544,814)      (10,223,544)           88,671
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          (4,067,076)       (8,711,456)            8,936
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          2,616,820        19,024,296         6,016,496
      Contract terminations, withdrawal payments and charges             (7,859,452)       (2,722,337)       (5,018,886)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     (7,161)               --                14
      Annuity benefit payments                                              (10,133)               --            (3,322)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (5,259,926)       16,301,959           994,302
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                        (9,327,002)        7,590,503         1,003,238

Net assets at the beginning of year or period                            29,191,896       138,687,440        40,213,342
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       19,864,894       146,277,943        41,216,580
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $          (58,858)          196,032           249,233
      Net realized gains (losses) on investments                            808,425         7,509,027           (62,668)
      Net change in unrealized appreciation (depreciation)                3,957,586         7,915,868            27,564
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations           4,707,153        15,620,927           214,129
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          1,879,996        14,171,682         2,383,780
      Contract terminations, withdrawal payments and charges             (4,411,180)       (4,410,697)       (3,729,159)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      1,273                --                (1)
      Annuity benefit payments                                              (10,094)               --           (11,973)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (2,540,005)        9,760,985        (1,357,353)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                         2,167,148        25,381,912        (1,143,224)

Net assets at the beginning of year                                      19,864,894       146,277,943        41,216,580
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $       22,032,042       171,659,855        40,073,356
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------
                                                                      INVESCO            INVESCO
                                                                     OPPHMR VI          OPPHMR VI       INVESCO VI
                                                                  INTL GROWTH SR      MS SM CAP SR       AMERICAN
                                                                        II                 II           VALUE SR II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                    (351,366)            (58,592)       (124,267)
      Net realized gains (losses) on investments                         986,754             493,592       1,210,601
      Net change in unrealized appreciation (depreciation)            (9,072,842)           (832,100)     (2,313,868)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       (8,437,454)           (397,100)     (1,227,534)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                       4,243,758             236,715         616,966
      Contract terminations, withdrawal payments and charges          (2,320,388)           (685,250)     (1,352,794)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     215                  --             186
      Annuity benefit payments                                            (6,806)                 --          (3,494)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions           1,916,779            (448,535)       (739,136)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                     (6,520,675)           (845,635)     (1,966,670)

Net assets at the beginning of year or period                         40,259,364           3,804,500       9,760,708
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                               33,738,689           2,958,865       7,794,038
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                    (299,238)            (52,896)        (95,526)
      Net realized gains (losses) on investments                       1,732,305             304,352         225,124
      Net change in unrealized appreciation (depreciation)             7,217,255             419,696       1,690,057
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations        8,650,322             671,152       1,819,655
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                       1,316,527             217,243       2,170,947
      Contract terminations, withdrawal payments and charges          (3,337,422)           (735,801)     (2,808,861)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     231                  --             207
      Annuity benefit payments                                            (6,041)                 --          (3,782)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions          (2,026,705)           (518,558)       (641,489)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                      6,623,617             152,594       1,178,166

Net assets at the beginning of year                                   33,738,689           2,958,865       7,794,038
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                         40,362,306           3,111,459       8,972,204
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  38

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                      INVESCO VI        INVESCO VI       INVESCO VI
                                                                      COMSTOCK SR      EQUITY & INC     GROWTH & INC
                                                                          II               SR II            SR II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $          (43,373)          45,464             2,126
      Net realized gains (losses) on investments                          7,488,787          352,564           764,466
      Net change in unrealized appreciation (depreciation)              (14,909,548)      (1,294,030)       (1,874,602)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          (7,464,134)        (896,002)       (1,108,010)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          2,050,044        1,053,813           218,396
      Contract terminations, withdrawal payments and charges             (5,735,489)        (570,582)       (1,436,369)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                        383               --                --
      Annuity benefit payments                                              (13,702)              --                --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (3,698,764)         483,231        (1,217,973)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                       (11,162,898)        (412,771)       (2,325,983)

Net assets at the beginning of year or period                            59,173,015        7,723,635         8,379,934
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       48,010,117        7,310,864         6,053,951
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $          115,521           69,704           (18,039)
      Net realized gains (losses) on investments                          7,401,049          608,190           502,015
      Net change in unrealized appreciation (depreciation)                3,418,597          644,442           773,286
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          10,935,167        1,322,336         1,257,262
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          2,238,191          985,400           143,415
      Contract terminations, withdrawal payments and charges             (5,590,790)      (1,388,075)       (1,467,432)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                        433               --                --
      Annuity benefit payments                                              (27,739)              --                --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (3,379,905)        (402,675)       (1,324,017)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                         7,555,262          919,661           (66,755)

Net assets at the beginning of year                                      48,010,117        7,310,864         6,053,951
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $       55,565,379        8,230,525         5,987,196
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                   INVESCO VI SM
                                                                   CAP EQUITY SR    IVY VIP ASSET         IVY VIP
                                                                        II         STRATEGY CL II     BALANCED CL II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                    (284,732)          477,558           371,308
      Net realized gains (losses) on investments                       1,761,765         3,899,339        (1,112,986)
      Net change in unrealized appreciation (depreciation)            (4,450,416)      (12,448,759)       (3,274,714)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       (2,973,383)       (8,071,862)       (4,016,392)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                         801,770         2,159,917         2,731,845
      Contract terminations, withdrawal payments and charges          (3,027,855)      (23,389,472)      (15,647,195)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      47             3,226            28,296
      Annuity benefit payments                                            (2,334)          (41,610)         (300,337)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions          (2,228,372)      (21,267,939)      (13,187,391)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                     (5,201,755)      (29,339,801)      (17,203,783)

Net assets at the beginning of year or period                         21,120,631       145,050,136       108,956,665
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                               15,918,876       115,710,335        91,752,882
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                    (258,304)          784,685           523,152
      Net realized gains (losses) on investments                       1,865,507         2,889,724         4,749,518
      Net change in unrealized appreciation (depreciation)             2,305,776        18,283,131        12,837,818
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations        3,912,979        21,957,540        18,110,488
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                         985,655           874,696         2,321,246
      Contract terminations, withdrawal payments and charges          (2,099,821)      (17,978,259)      (12,246,964)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      55             8,709            41,625
      Annuity benefit payments                                            (7,000)          (38,012)         (285,537)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions          (1,121,111)      (17,132,866)      (10,169,630)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                      2,791,868         4,824,674         7,940,858

Net assets at the beginning of year                                   15,918,876       115,710,335        91,752,882
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                         18,710,744       120,535,009        99,693,740
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  39

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                                         IVY VIP
                                                                     IVY VIP CORE       CORPORATE        IVY VIP
                                                                     EQUITY CL II      BOND CL II     ENERGY CL II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $         (937,751)      1,105,467          (77,810)
      Net realized gains (losses) on investments                          7,096,105      (1,584,367)        (206,948)
      Net change in unrealized appreciation (depreciation)              (10,814,609)     (4,078,295)      (1,473,260)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          (4,656,255)     (4,557,195)      (1,758,018)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          2,115,547       8,171,613          416,685
      Contract terminations, withdrawal payments and charges            (15,883,833)    (16,558,441)      (1,459,928)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                    (14,235)          1,755              389
      Annuity benefit payments                                              (52,457)        (23,483)          (1,196)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            (13,834,978)     (8,408,556)      (1,044,050)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                       (18,491,233)    (12,965,751)      (2,802,068)

Net assets at the beginning of year or period                           105,701,928     139,237,719        6,132,622
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       87,210,695     126,271,968        3,330,554
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $         (767,487)      1,885,567          (51,617)
      Net realized gains (losses) on investments                          7,929,519      (1,387,440)        (582,872)
      Net change in unrealized appreciation (depreciation)               17,502,652      12,373,264          738,771
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          24,664,684      12,871,391          104,282
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          2,491,755       3,171,335          928,222
      Contract terminations, withdrawal payments and charges            (12,748,994)    (18,591,049)        (778,756)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                    (42,376)          1,932              278
      Annuity benefit payments                                             (100,096)        (23,235)            (784)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            (10,399,711)    (15,441,017)         148,960
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                        14,264,973      (2,569,626)         253,242

Net assets at the beginning of year                                      87,210,695     126,271,968        3,330,554
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $      101,475,668     123,702,342        3,583,796
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                     IVY VIP          IVY VIP            IVY VIP
                                                                   GLOBAL BOND     GLOBAL EQ INC      GLOBAL GROWTH
                                                                      CL II            CL II              CL II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                     95,384            49,532          (629,261)
      Net realized gains (losses) on investments                        (44,694)        2,024,369         6,857,509
      Net change in unrealized appreciation (depreciation)             (151,052)       (4,582,732)      (10,163,186)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations        (100,362)       (2,508,831)       (3,934,938)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                        363,949           665,380         5,471,906
      Contract terminations, withdrawal payments and charges           (716,877)       (2,968,154)      (14,670,691)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     --             1,713             1,554
      Annuity benefit payments                                           (1,667)          (13,238)          (19,088)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions           (354,595)       (2,314,299)       (9,216,319)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                      (454,957)       (4,823,130)      (13,151,257)

Net assets at the beginning of year or period                         6,553,101        21,274,745        66,215,059
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                               6,098,144        16,451,615        53,063,802
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                    142,347           248,626          (449,065)
      Net realized gains (losses) on investments                        (29,044)        3,901,299        29,192,717
      Net change in unrealized appreciation (depreciation)              356,151          (813,240)      (16,520,218)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations         469,454         3,336,685        12,223,434
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                        288,304           310,829         1,073,647
      Contract terminations, withdrawal payments and charges           (714,266)       (2,788,569)       (9,067,374)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     --             1,824             3,926
      Annuity benefit payments                                           (1,669)          (12,518)          (33,637)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions           (427,631)       (2,488,434)       (8,023,438)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                        41,823           848,251         4,199,996

Net assets at the beginning of year                                   6,098,144        16,451,615        53,063,802
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                         6,139,967        17,299,866        57,263,798
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  40

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                     IVY VIP GOVT
                                                                     MONEY MARKET         IVY VIP       IVY VIP HIGH
                                                                         CL II         GROWTH CL II     INCOME CL II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $           23,726         (788,610)        4,144,099
      Net realized gains (losses) on investments                                 99        8,520,712        (1,208,185)
      Net change in unrealized appreciation (depreciation)                       --       (6,261,187)       (5,752,044)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations              23,825        1,470,915        (2,816,130)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          3,822,938          694,352         4,696,489
      Contract terminations, withdrawal payments and charges             (2,550,964)     (12,943,839)      (13,449,282)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                         40            5,791             2,154
      Annuity benefit payments                                               (1,997)         (31,460)          (39,959)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions              1,270,017      (12,275,156)       (8,790,598)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                         1,293,842      (10,804,241)      (11,606,728)

Net assets at the beginning of year or period                            10,178,688       59,438,310        88,953,258
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       11,472,530       48,634,069        77,346,530
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $           56,402         (739,856)        3,978,933
      Net realized gains (losses) on investments                              1,464       13,338,150        (1,252,572)
      Net change in unrealized appreciation (depreciation)                       --        3,141,574         4,421,564
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations              57,866       15,739,868         7,147,925
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          2,915,062          682,186         2,190,635
      Contract terminations, withdrawal payments and charges             (3,643,842)     (10,581,272)       (9,747,490)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                         44          (53,863)            2,155
      Annuity benefit payments                                               (1,920)         (90,530)          (45,108)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions               (730,656)     (10,043,479)       (7,599,808)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                          (672,790)       5,696,389          (451,883)

Net assets at the beginning of year                                      11,472,530       48,634,069        77,346,530
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $       10,799,740       54,330,458        76,894,647
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                   IVY VIP INTL         IVY VIP         IVY VIP MICRO
                                                                  CORE EQUITY CL     LIMITED-TERM        CAP GROWTH
                                                                        II            BOND CL II          CL II (A)
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                     383,735            155,583          (442,918)
      Net realized gains (losses) on investments                       6,814,648           (120,893)        3,817,071
      Net change in unrealized appreciation (depreciation)           (35,631,837)          (260,109)         (869,383)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations      (28,433,454)          (225,419)        2,504,770
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                       6,749,839          3,399,800        11,264,250
      Contract terminations, withdrawal payments and charges         (18,206,891)        (4,291,154)      (44,100,732)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                 (33,253)                --                62
      Annuity benefit payments                                          (127,078)                --              (689)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions         (11,617,383)          (891,354)      (32,837,109)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                    (40,050,837)        (1,116,773)      (30,332,339)

Net assets at the beginning of year or period                        161,570,566         41,759,776        30,332,339
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                              121,519,729         40,643,003                --
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                     401,234            222,922                --
      Net realized gains (losses) on investments                      11,384,632             22,574                --
      Net change in unrealized appreciation (depreciation)             8,574,667            923,781                --
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       20,360,533          1,169,277                --
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                       4,841,909          4,192,848                --
      Contract terminations, withdrawal payments and charges         (16,435,325)        (4,752,644)               --
      Actuarial adjustments for mortality experience on
             annuities in payment period                                  20,260                 --                --
      Annuity benefit payments                                          (119,759)                --                --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions         (11,692,915)          (559,796)               --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                      8,667,618            609,481                --

Net assets at the beginning of year                                  121,519,729         40,643,003                --
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                        130,187,347         41,252,484                --
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  41

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                      IVY VIP MID          IVY VIP        IVY VIP PATH
                                                                      CAP GROWTH       NATURAL RES CL     AGGRESSIVE CL
                                                                         CL II               II                II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $         (940,607)         (380,781)            81,376
      Net realized gains (losses) on investments                          7,220,878        (1,087,250)           650,319
      Net change in unrealized appreciation (depreciation)               (6,268,847)       (6,732,339)        (1,450,414)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations              11,424        (8,200,370)          (718,719)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          4,648,860         3,868,564            810,520
      Contract terminations, withdrawal payments and charges            (13,310,777)       (4,967,192)        (3,494,501)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                        747               393                 --
      Annuity benefit payments                                              (10,717)           (5,036)                --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (8,671,887)       (1,103,271)        (2,683,981)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                        (8,660,463)       (9,303,641)        (3,402,700)

Net assets at the beginning of year or period                            65,783,331        34,918,213         17,728,952
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       57,122,868        25,614,572         14,326,252
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $       (1,039,446)         (142,017)           217,713
      Net realized gains (losses) on investments                         15,143,957        (1,008,845)         1,028,864
      Net change in unrealized appreciation (depreciation)                6,504,285         3,306,679          1,728,407
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          20,608,796         2,155,817          2,974,984
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          9,318,330         5,026,560            183,123
      Contract terminations, withdrawal payments and charges            (11,062,670)       (5,088,207)        (1,796,243)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                        893               351                 --
      Annuity benefit payments                                              (28,156)           (3,723)                --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (1,771,603)          (65,019)        (1,613,120)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                        18,837,193         2,090,798          1,361,864

Net assets at the beginning of year                                      57,122,868        25,614,572         14,326,252
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $       75,960,061        27,705,370         15,688,116
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                                   IVY VIP PATH      IVY VIP PATH
                                                                  IVY VIP PATH      MOD - MV CL       MOD AGGR -
                                                                  CONSERV CL II         II             MV CL II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                    (44,790)       (1,593,587)         (29,778)
      Net realized gains (losses) on investments                        697,420        13,023,202        2,674,543
      Net change in unrealized appreciation (depreciation)           (1,422,928)      (33,733,237)      (7,194,995)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations        (770,298)      (22,303,622)      (4,550,230)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      1,616,035        32,014,881        6,272,371
      Contract terminations, withdrawal payments and charges         (5,770,738)      (11,896,716)      (7,066,126)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      2                --               --
      Annuity benefit payments                                          (12,153)               --               --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions         (4,166,854)       20,118,165         (793,755)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                    (4,937,152)       (2,185,457)      (5,343,985)

Net assets at the beginning of year or period                        29,589,078       399,263,202       77,083,895
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                              24,651,926       397,077,745       71,739,910
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                    181,173         2,315,506          564,762
      Net realized gains (losses) on investments                        609,839        21,155,586        4,741,923
      Net change in unrealized appreciation (depreciation)            2,358,080        39,414,214        7,292,967
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       3,149,092        62,885,306       12,599,652
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      4,429,149        22,414,870        3,475,476
      Contract terminations, withdrawal payments and charges         (6,095,412)      (17,208,533)      (5,803,466)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      2                --               --
      Annuity benefit payments                                          (10,711)               --               --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions         (1,676,972)        5,206,337       (2,327,990)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                     1,472,120        68,091,643       10,271,662

Net assets at the beginning of year                                  24,651,926       397,077,745       71,739,910
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                        26,124,046       465,169,388       82,011,572
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  42

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                     IVY VIP PATH                       IVY VIP PATH
                                                                      MOD AGGR CL      IVY VIP PATH      MOD CONS -
                                                                          II             MOD CL II        MV CL II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $        1,072,636          158,312          (146,009)
      Net realized gains (losses) on investments                         17,170,987       12,166,243         1,125,513
      Net change in unrealized appreciation (depreciation)              (30,206,358)     (21,084,507)       (2,350,072)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations         (11,962,735)      (8,759,952)       (1,370,568)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          2,799,293        2,389,021         1,954,867
      Contract terminations, withdrawal payments and charges            (41,876,736)     (32,250,542)       (3,718,662)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                         --              222                --
      Annuity benefit payments                                                   --           (3,901)               --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            (39,077,443)     (29,865,200)       (1,763,795)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                       (51,040,178)     (38,625,152)       (3,134,363)

Net assets at the beginning of year or period                           249,489,522      206,391,573        35,051,735
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $      198,449,344      167,766,421        31,917,372
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $        2,899,303        2,176,666           139,648
      Net realized gains (losses) on investments                         17,670,756       12,210,441         1,634,956
      Net change in unrealized appreciation (depreciation)               16,281,330       12,823,540         2,416,222
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          36,851,389       27,210,647         4,190,826
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                             97,624          141,722         3,710,605
      Contract terminations, withdrawal payments and charges            (34,287,412)     (34,680,661)       (6,791,271)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                         --              259                --
      Annuity benefit payments                                                   --           (3,818)               --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            (34,189,788)     (34,542,498)       (3,080,666)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                         2,661,601       (7,331,851)        1,110,160

Net assets at the beginning of year                                     198,449,344      167,766,421        31,917,372
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $      201,110,945      160,434,570        33,027,532
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                  IVY VIP PATH      IVY VIP           IVY VIP
                                                                   MOD CONS CL     SCIENCE &        SECURIAN RE
                                                                       II         TECH CL II         SEC CL II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                     27,903      (1,216,160)           9,769
      Net realized gains (losses) on investments                      2,498,652      15,296,555          412,645
      Net change in unrealized appreciation (depreciation)           (4,628,703)    (18,212,217)      (1,123,004)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations      (2,102,148)     (4,131,822)        (700,590)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                        458,225       7,619,262          449,341
      Contract terminations, withdrawal payments and charges        (10,720,761)    (18,912,662)      (2,332,315)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     --           4,827              509
      Annuity benefit payments                                               --         (40,259)          (3,416)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions        (10,262,536)    (11,328,832)      (1,885,881)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                   (12,364,684)    (15,460,654)      (2,586,471)

Net assets at the beginning of year or period                        67,144,721      82,723,518       10,940,647
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                              54,780,037      67,262,864        8,354,176
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                    578,747      (1,313,836)          10,260
      Net realized gains (losses) on investments                      3,237,548      12,560,937         (200,838)
      Net change in unrealized appreciation (depreciation)            4,104,213      20,639,977        1,972,579
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       7,920,508      31,887,078        1,782,001
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                        374,717      12,175,811          163,727
      Contract terminations, withdrawal payments and charges         (9,223,332)    (13,476,193)      (1,907,666)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     --         (21,139)             612
      Annuity benefit payments                                               --        (123,718)          (3,626)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions         (8,848,615)     (1,445,239)      (1,746,953)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                      (928,107)     30,441,839           35,048

Net assets at the beginning of year                                  54,780,037      67,262,864        8,354,176
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                        53,851,930      97,704,703        8,389,224
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  43

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                                        IVY VIP SMALL
                                                                     IVY VIP SMALL       CAP GROWTH      IVY VIP VALUE
                                                                    CAP CORE CL II          CL II            CL II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $         (836,625)         (451,606)          428,870
      Net realized gains (losses) on investments                         12,769,783        10,035,792         3,166,695
      Net change in unrealized appreciation (depreciation)              (18,168,251)      (12,574,594)       (9,702,210)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          (6,235,093)       (2,990,408)       (6,106,645)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          2,803,264        40,220,349         2,048,867
      Contract terminations, withdrawal payments and charges            (13,114,556)      (10,598,872)      (14,097,091)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      6,659            (7,227)          (33,631)
      Annuity benefit payments                                              (34,528)           (8,268)          (82,634)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            (10,339,161)       29,605,982       (12,164,489)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                       (16,574,254)       26,615,574       (18,271,134)

Net assets at the beginning of year or period                            68,325,880        30,396,631        87,254,181
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       51,751,626        57,012,205        68,983,047
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $         (775,429)         (820,912)         (388,717)
      Net realized gains (losses) on investments                          8,853,026         3,305,547         4,008,608
      Net change in unrealized appreciation (depreciation)                3,398,539         9,561,502        12,609,188
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          11,476,136        12,046,137        16,229,079
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          2,615,866         2,868,636         1,506,261
      Contract terminations, withdrawal payments and charges             (8,746,600)      (17,088,717)      (10,525,143)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      3,850             2,440               549
      Annuity benefit payments                                              (32,264)           (8,969)         (113,135)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (6,159,148)      (14,226,610)       (9,131,468)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                         5,316,988        (2,180,473)        7,097,611

Net assets at the beginning of year                                      51,751,626        57,012,205        68,983,047
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $       57,068,614        54,831,732        76,080,658
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------
                                                                                       JANUS
                                                                      JANUS          HENDERSON          JANUS
                                                                    HENDERSON      FLEXIBLE BOND      HENDERSON
                                                                   BALANCED SS          SS            FORTY SS
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                     93,828           255,940        (694,434)
      Net realized gains (losses) on investments                      1,386,821          (119,457)      8,412,708
      Net change in unrealized appreciation (depreciation)           (1,777,460)         (720,270)     (7,443,382)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations        (296,811)         (583,787)        274,892
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      4,103,568         2,328,957      10,735,653
      Contract terminations, withdrawal payments and charges         (3,152,163)       (2,516,601)    (10,649,182)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                 (4,227)               54         (13,822)
      Annuity benefit payments                                          (12,496)           (1,834)        (29,096)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            934,682          (189,424)         43,553
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                       637,871          (773,211)        318,445

Net assets at the beginning of year or period                        25,137,257        20,888,777      47,031,761
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                              25,775,128        20,115,566      47,350,206
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                     74,521           311,574        (801,622)
      Net realized gains (losses) on investments                      1,460,834           (19,476)      5,955,102
      Net change in unrealized appreciation (depreciation)            3,865,172         1,286,863      11,989,744
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       5,400,527         1,578,961      17,143,224
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      4,642,399         3,142,817      10,021,195
      Contract terminations, withdrawal payments and charges         (2,928,553)       (2,106,231)     (6,691,373)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                    437                63           4,145
      Annuity benefit payments                                          (13,067)           (1,829)        (30,916)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions          1,701,216         1,034,820       3,303,051
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                     7,101,743         2,613,781      20,446,275

Net assets at the beginning of year                                  25,775,128        20,115,566      47,350,206
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                        32,876,871        22,729,347      67,796,481
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  44

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------
                                                                         JANUS                           MFS VIT -
                                                                       HENDERSON           JANUS          MID CAP
                                                                      MID CAP VAL        HENDERSON      GROWTH SER
                                                                          SS            OVERSEAS SS         SC
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $         (140,222)         110,602          (25,442)
      Net realized gains (losses) on investments                          2,463,922         (647,734)         419,992
      Net change in unrealized appreciation (depreciation)               (6,070,678)      (5,724,466)        (441,138)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          (3,746,978)      (6,261,598)         (46,588)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          1,087,510        1,826,803        1,306,085
      Contract terminations, withdrawal payments and charges             (2,159,252)      (7,316,203)        (935,898)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                         64           (6,163)              --
      Annuity benefit payments                                               (4,422)         (14,240)              --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (1,076,100)      (5,509,803)         370,187
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                        (4,823,078)     (11,771,401)         323,599

Net assets at the beginning of year or period                            26,050,350       44,286,927        1,184,281
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       21,227,272       32,515,526        1,507,880
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $         (100,232)         164,894          (58,344)
      Net realized gains (losses) on investments                          1,713,674       (1,344,769)         593,736
      Net change in unrealized appreciation (depreciation)                4,232,566        8,859,738          223,671
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations           5,846,008        7,679,863          759,063
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                            683,734        1,046,832        2,896,728
      Contract terminations, withdrawal payments and charges             (2,594,968)      (5,478,130)        (586,312)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                         79            1,783               --
      Annuity benefit payments                                              (15,132)         (10,919)              --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (1,926,287)      (4,440,434)       2,310,416
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                         3,919,721        3,239,429        3,069,479

Net assets at the beginning of year                                      21,227,272       32,515,526        1,507,880
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $       25,146,993       35,754,955        4,577,359
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                  MFS VIT II -      MORGSTANLEY       MORNINGSTAR
                                                                 INTL INTRINSIC     VIF EMG MK        AGGR GROWTH
                                                                     VAL SC           EQ CL 2          ETF CL II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                    (88,098)         (274,797)         (10,494)
      Net realized gains (losses) on investments                        462,872           849,570          879,962
      Net change in unrealized appreciation (depreciation)           (2,207,832)       (5,569,310)      (1,817,578)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations      (1,833,058)       (4,994,537)        (948,110)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      2,944,457         3,580,239        1,301,134
      Contract terminations, withdrawal payments and charges         (1,238,807)       (4,496,425)      (1,168,928)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     85                84               --
      Annuity benefit payments                                           (2,892)           (4,287)              --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions          1,702,843          (920,389)         132,206
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                      (130,215)       (5,914,926)        (815,904)

Net assets at the beginning of year or period                        15,296,339        28,529,833        8,926,035
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                              15,166,124        22,614,907        8,110,131
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                      6,487          (109,284)          16,441
      Net realized gains (losses) on investments                        840,708         1,725,751          328,813
      Net change in unrealized appreciation (depreciation)            2,820,902         2,289,392        1,349,632
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       3,668,097         3,905,859        1,694,886
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      1,784,146           860,685        1,440,804
      Contract terminations, withdrawal payments and charges         (1,275,258)       (2,391,799)      (1,049,285)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     99                90               --
      Annuity benefit payments                                           (2,819)           (7,284)              --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            506,168        (1,538,308)         391,519
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                     4,174,265         2,367,551        2,086,405

Net assets at the beginning of year                                  15,166,124        22,614,907        8,110,131
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                        19,340,389        24,982,458       10,196,536
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  45

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                      MORNINGSTAR       MORNINGSTAR      MORNINGSTAR
                                                                     BALANCED ETF      CONSERVATIVE      GROWTH ETF
                                                                         CL II           ETF CL II          CL II
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $          191,332           80,736            35,024
      Net realized gains (losses) on investments                          5,503,226          101,419         3,612,765
      Net change in unrealized appreciation (depreciation)               (9,731,093)        (738,538)       (5,778,518)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          (4,036,535)        (556,383)       (2,130,729)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                            726,343        2,365,643         2,926,482
      Contract terminations, withdrawal payments and charges            (10,210,836)      (2,711,450)       (5,871,101)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      1,622               --               450
      Annuity benefit payments                                              (23,461)              --            (9,415)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (9,506,332)        (345,807)       (2,953,584)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                       (13,542,867)        (902,190)       (5,084,313)

Net assets at the beginning of year or period                            61,682,019       14,147,149        25,558,702
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       48,139,152       13,244,959        20,474,389
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $          267,813           86,001            86,238
      Net realized gains (losses) on investments                          1,002,999           14,452         1,599,848
      Net change in unrealized appreciation (depreciation)                5,552,140          972,647         1,787,203
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations           6,822,952        1,073,100         3,473,289
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          1,236,751        4,245,009         1,943,759
      Contract terminations, withdrawal payments and charges             (6,889,508)      (3,686,804)       (4,647,512)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      1,816               --               504
      Annuity benefit payments                                              (22,633)              --            (9,007)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (5,673,574)         558,205        (2,712,256)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                         1,149,378        1,631,305           761,033

Net assets at the beginning of year                                      48,139,152       13,244,959        20,474,389
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $       49,288,530       14,876,264        21,235,422
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------
                                                                                     NEUBERGER
                                                                    MORNINGSTAR       BERMAN           PIMCO VIT
                                                                     INC & GRO     SUSTAIN EQ S       GLOBAL DIV
                                                                  ASSET ALL CL II       CL           ALLOC ADV CL
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                     122,056          (44,695)         717,293
      Net realized gains (losses) on investments                         867,632          242,692        3,413,833
      Net change in unrealized appreciation (depreciation)            (2,372,561)        (395,919)     (21,212,566)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       (1,382,873)        (197,922)     (17,081,440)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                       1,171,474          151,231       30,084,302
      Contract terminations, withdrawal payments and charges          (5,247,463)        (775,983)      (1,929,216)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      --               31               --
      Annuity benefit payments                                                --           (1,123)              --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions          (4,075,989)        (625,844)      28,155,086
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                     (5,458,862)        (823,766)      11,073,646

Net assets at the beginning of year or period                         27,617,957        3,658,325      140,288,360
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                               22,159,095        2,834,559      151,362,006
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                     133,420          (37,679)       2,245,770
      Net realized gains (losses) on investments                         261,513          221,641           98,094
      Net change in unrealized appreciation (depreciation)             1,999,434          478,708       29,425,922
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations        2,394,367          662,670       31,769,786
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                         845,106          349,937       23,075,484
      Contract terminations, withdrawal payments and charges          (3,137,692)        (381,930)      (4,020,381)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      --               39               --
      Annuity benefit payments                                                --           (1,081)              --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions          (2,292,586)         (33,035)      19,055,103
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                        101,781          629,635       50,824,889

Net assets at the beginning of year                                   22,159,095        2,834,559      151,362,006
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                         22,260,876        3,464,194      202,186,895
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  46

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                       PIMCO VIT         PIMCO VIT         PUTNAM VT
                                                                     LOW DURATION      TOTAL RETURN      EQUITY INCOME
                                                                        ADV CL            ADV CL             CL IB
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $          208,693        1,606,913           (122,229)
      Net realized gains (losses) on investments                           (498,124)         (30,162)         1,182,920
      Net change in unrealized appreciation (depreciation)                 (501,478)      (5,204,593)        (2,468,655)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations            (790,909)      (3,627,842)        (1,407,964)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          3,501,980        8,181,384          1,103,840
      Contract terminations, withdrawal payments and charges             (7,889,954)     (17,806,620)        (2,004,414)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                        117              232                353
      Annuity benefit payments                                              (10,305)         (13,294)            (8,024)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (4,398,162)      (9,638,298)          (908,245)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                        (5,189,071)     (13,266,140)        (2,316,209)

Net assets at the beginning of year or period                            63,542,253      169,591,427         15,544,063
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       58,353,182      156,325,287         13,227,854
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $          714,547        2,312,652             79,024
      Net realized gains (losses) on investments                           (309,719)      (1,090,455)         1,616,252
      Net change in unrealized appreciation (depreciation)                1,008,902        9,087,492          2,000,076
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations           1,413,730       10,309,689          3,695,352
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          4,532,669        8,249,759            805,975
      Contract terminations, withdrawal payments and charges             (4,771,843)     (16,077,236)        (2,090,880)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                        101              228                418
      Annuity benefit payments                                              (17,593)         (32,708)            (7,049)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions               (256,666)      (7,859,957)        (1,291,536)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                         1,157,064        2,449,732          2,403,816

Net assets at the beginning of year                                      58,353,182      156,325,287         13,227,854
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $       59,510,246      158,775,019         15,631,670
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                    PUTNAM VT                           PUTNAM VT
                                                                   GROWTH OPP        PUTNAM VT           SUSTAIN
                                                                      CL IB        INTL EQ CL IB      LEADERS CL IB
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                   (141,582)           (1,953)          (34,805)
      Net realized gains (losses) on investments                        898,112           140,911           316,472
      Net change in unrealized appreciation (depreciation)           (1,077,250)         (759,869)         (291,165)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations        (320,720)         (620,911)           (9,498)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      6,130,809           168,340           467,092
      Contract terminations, withdrawal payments and charges         (1,849,866)         (396,838)         (861,753)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     (1)              306                --
      Annuity benefit payments                                             (577)           (1,813)               --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions          4,280,365          (230,005)         (394,661)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                     3,959,645          (850,916)         (404,159)

Net assets at the beginning of year or period                         6,823,296         3,234,571         2,061,657
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                              10,782,941         2,383,655         1,657,498
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                   (243,766)           (1,720)          (23,681)
      Net realized gains (losses) on investments                      2,320,635            94,542           314,673
      Net change in unrealized appreciation (depreciation)            2,161,586           445,091           273,996
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       4,238,455           537,913           564,988
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      5,312,610            77,205           377,198
      Contract terminations, withdrawal payments and charges         (2,083,877)         (319,768)         (493,274)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     --               331                --
      Annuity benefit payments                                             (611)           (1,601)               --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions          3,228,122          (243,833)         (116,076)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                     7,466,577           294,080           448,912

Net assets at the beginning of year                                  10,782,941         2,383,655         1,657,498
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                        18,249,518         2,677,735         2,106,410
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  47

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                       SFT CORE          SFT DYNAMIC        SFT GOVT
                                                                       BOND CL 2           MGD VOL        MONEY MARKET
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $       (2,719,202)       (5,551,467)           (39,074)
      Net realized gains (losses) on investments                          8,274,015         1,758,901                 --
      Net change in unrealized appreciation (depreciation)               (9,521,795)      (14,045,976)                --
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          (3,966,982)      (17,838,542)           (39,074)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                         59,011,721        62,907,007         29,705,043
      Contract terminations, withdrawal payments and charges            (25,012,683)       (4,935,705)       (23,416,918)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     12,368               137             (1,040)
      Annuity benefit payments                                             (110,727)             (991)           (12,235)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             33,900,679        57,970,448          6,274,850
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                        29,933,697        40,131,906          6,235,776

Net assets at the beginning of year or period                           201,040,540       359,634,207         26,102,416
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $      230,974,237       399,766,113         32,338,192
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $       (3,196,245)       (6,779,924)            57,594
      Net realized gains (losses) on investments                          9,275,804         3,000,271                 --
      Net change in unrealized appreciation (depreciation)               10,661,350        85,368,718                 --
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          16,740,909        81,589,065             57,594
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                         11,885,517        82,584,367         13,261,181
      Contract terminations, withdrawal payments and charges            (23,258,373)       (7,402,732)       (19,232,014)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     15,437               222              1,841
      Annuity benefit payments                                             (131,755)           (1,340)            (6,099)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            (11,489,174)       75,180,517         (5,975,091)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                         5,251,735       156,769,582         (5,917,497)

Net assets at the beginning of year                                     230,974,237       399,766,113         32,338,192
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $      236,225,972       556,535,695         26,420,695
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                   SFT INDEX 400    SFT INDEX 500      SFT INTL BOND
                                                                      MC CL 2           CL 2               CL 2
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                    (901,809)       (2,297,969)       (1,086,160)
      Net realized gains (losses) on investments                       8,436,617        17,372,594         2,788,322
      Net change in unrealized appreciation (depreciation)           (16,688,595)      (26,715,342)       (1,767,918)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       (9,153,787)      (11,640,717)          (65,756)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                       2,899,157         9,628,170         4,452,000
      Contract terminations, withdrawal payments and charges         (11,292,028)      (21,631,288)       (7,797,861)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                   7,911           217,482            (9,601)
      Annuity benefit payments                                           (39,882)       (5,692,966)          (24,298)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions          (8,424,842)      (17,478,602)       (3,379,760)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                    (17,578,629)      (29,119,319)       (3,445,516)

Net assets at the beginning of year or period                         82,763,344       226,207,756        81,162,393
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                               65,184,715       197,088,437        77,716,877
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                    (809,806)       (2,270,059)       (1,034,503)
      Net realized gains (losses) on investments                       6,918,212        15,211,242         2,106,033
      Net change in unrealized appreciation (depreciation)             9,289,909        44,370,152          (796,803)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       15,398,315        57,311,335           274,727
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                       4,250,970        11,653,437         3,742,679
      Contract terminations, withdrawal payments and charges          (9,858,892)      (16,707,273)       (7,870,098)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                   7,752            33,937               866
      Annuity benefit payments                                           (35,354)       (5,463,001)          (27,880)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions          (5,635,524)      (10,482,900)       (4,154,433)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                      9,762,791        46,828,435        (3,879,706)

Net assets at the beginning of year                                   65,184,715       197,088,437        77,716,877
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                         74,947,506       243,916,872        73,837,171
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  48

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                        SFT IVY         SFT IVY SMALL     SFT MGD VOL
                                                                        GROWTH           CAP GROWTH         EQUITY
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $       (2,682,854)         (742,491)       (3,985,978)
      Net realized gains (losses) on investments                         17,637,091         4,928,825         1,036,880
      Net change in unrealized appreciation (depreciation)              (10,689,740)       (6,387,694)      (15,898,867)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations           4,264,497        (2,201,360)      (18,847,965)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          7,206,588         6,131,230        58,724,259
      Contract terminations, withdrawal payments and charges            (39,713,790)      (10,904,077)       (5,102,138)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      5,913           (28,701)              138
      Annuity benefit payments                                             (216,058)          (79,551)             (986)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            (32,717,347)       (4,881,099)       53,621,273
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                       (28,452,850)       (7,082,459)       34,773,308

Net assets at the beginning of year or period                           204,971,656        54,659,481       256,150,263
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $      176,518,806        47,577,022       290,923,571
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $       (2,565,407)         (720,230)       (4,719,348)
      Net realized gains (losses) on investments                         16,867,710         5,225,559         1,826,178
      Net change in unrealized appreciation (depreciation)               43,711,794         6,014,249        49,311,020
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          58,014,097        10,519,578        46,417,850
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          2,552,842         7,624,257        48,972,615
      Contract terminations, withdrawal payments and charges            (32,051,898)      (11,151,311)       (7,124,788)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      7,273            11,628               214
      Annuity benefit payments                                             (250,261)          (69,763)           (1,296)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions            (29,742,044)       (3,585,189)       41,846,745
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                        28,272,053         6,934,389        88,264,595

Net assets at the beginning of year                                     176,518,806        47,577,022       290,923,571
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $      204,790,859        54,511,411       379,188,166
                                                                  ==================================================================

                                                                                  SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------

                                                                   SFT MORTGAGE     SFT REAL         SFT T. ROWE
                                                                     CL 2 (B)      ESTATE CL 2       PRICE VALUE
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                    (679,497)       (998,474)      (1,731,533)
      Net realized gains (losses) on investments                       6,313,183       7,788,354        4,702,204
      Net change in unrealized appreciation (depreciation)            (7,068,704)    (11,435,926)     (15,971,322)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations       (1,435,018)     (4,646,046)     (13,000,651)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                       2,002,712       4,080,158        1,728,996
      Contract terminations, withdrawal payments and charges         (56,623,937)    (11,228,842)     (15,494,578)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                  (1,954)        (12,846)           1,615
      Annuity benefit payments                                           (38,010)        (35,828)         (33,308)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions         (54,661,189)     (7,197,358)     (13,797,275)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                    (56,096,207)    (11,843,404)     (26,797,926)

Net assets at the beginning of year or period                         56,096,207      76,088,379      130,064,067
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                                       --      64,244,975      103,266,141
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                          --        (965,038)      (1,577,887)
      Net realized gains (losses) on investments                              --       5,634,928        5,197,768
      Net change in unrealized appreciation (depreciation)                    --       9,480,197       20,160,796
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations               --      14,150,087       23,780,677
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                              --       2,249,976          895,282
      Contract terminations, withdrawal payments and charges                  --     (10,572,761)     (15,200,472)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      --           7,305            1,880
      Annuity benefit payments                                                --         (41,778)         (67,141)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions                  --      (8,357,258)     (14,370,451)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                             --       5,792,829        9,410,226

Net assets at the beginning of year                                           --      64,244,975      103,266,141
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                                 --      70,037,804      112,676,367
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

  49

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                     Statements of Changes in Net Assets

              Years or Periods ended December 31, 2019 and 2018

                                                                               SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------
                                                                          SFT
                                                                      WELLINGTON         TOPS MGD
                                                                      CORE EQUITY      RISK BAL ETF       TOPS MGD
                                                                         CL 2              CL 2         RISK FLEX ETF
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                             $         (627,854)          39,859          (297,684)
      Net realized gains (losses) on investments                          2,988,504        1,348,458           890,036
      Net change in unrealized appreciation (depreciation)               (3,611,981)      (2,984,678)      (10,668,812)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          (1,251,331)      (1,596,361)      (10,076,460)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          1,140,482        2,068,526        13,322,617
      Contract terminations, withdrawal payments and charges             (8,357,926)      (3,923,796)       (4,390,622)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     (1,990)              --                --
      Annuity benefit payments                                              (33,711)              --                --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (7,253,145)      (1,855,270)        8,931,995
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                        (8,504,476)      (3,451,631)       (1,144,465)

Net assets at the beginning of year or period                            52,653,099       22,235,479       122,319,467
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                          $       44,148,623       18,783,848       121,175,002
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                             $         (594,790)         150,132           301,903
      Net realized gains (losses) on investments                          2,941,136          543,842         2,979,521
      Net change in unrealized appreciation (depreciation)               11,200,276        1,636,146        12,774,212
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations          13,546,622        2,330,120        16,055,636
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                          1,081,520          409,716        15,193,838
      Contract terminations, withdrawal payments and charges             (6,834,436)      (2,042,629)       (8,822,351)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                      4,472               --                --
      Annuity benefit payments                                              (33,874)              --                --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions             (5,782,318)      (1,632,913)        6,371,487
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                         7,764,304          697,207        22,427,123

Net assets at the beginning of year                                      44,148,623       18,783,848       121,175,002
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                    $       51,912,927       19,481,055       143,602,125
                                                                  ==================================================================

                                                                               SEGREGATED SUB-ACCOUNTS*
                                                                  ------------------------------------------------------------------
                                                                                    TOPS MGD
                                                                    TOPS MGD        RISK MOD
                                                                   RISK GROWTH     GROWTH ETF
                                                                    ETF CL 2          CL 2
                                                                  ------------------------------------------------------------------

YEAR OR PERIOD ENDED DECEMBER 31, 2018
Operations
      Investment income (loss) - net                                     12,254           36,612
      Net realized gains (losses) on investments                      5,018,141        1,473,238
      Net change in unrealized appreciation (depreciation)          (13,536,475)      (3,699,555)
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations      (8,506,080)      (2,189,705)
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      1,860,398        1,103,834
      Contract terminations, withdrawal payments and charges         (4,753,517)      (3,335,240)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     --               --
      Annuity benefit payments                                               --               --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions         (2,893,119)      (2,231,406)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                   (11,399,199)      (4,421,111)

Net assets at the beginning of year or period                        86,636,462       27,330,150
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR OR PERIOD                              75,237,263       22,909,039
                                                                  ==================================================================

YEAR ENDED DECEMBER 31, 2019
Operations
      Investment income (loss) - net                                    360,001          175,026
      Net realized gains (losses) on investments                      5,436,559        1,103,926
      Net change in unrealized appreciation (depreciation)            5,477,342        1,966,323
                                                                  ------------------------------------------------------------------

Net increase (decrease) in net assets resulting from operations      11,273,902        3,245,275
                                                                  ------------------------------------------------------------------

Contract transactions (notes 3 and 6)
      Contract purchase payments                                      1,520,900          583,365
      Contract terminations, withdrawal payments and charges         (5,321,237)      (2,742,492)
      Actuarial adjustments for mortality experience on
             annuities in payment period                                     --               --
      Annuity benefit payments                                               --               --
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets from contract transactions         (3,800,337)      (2,159,127)
                                                                  ------------------------------------------------------------------

Increase (decrease) in net assets                                     7,473,565        1,086,148

Net assets at the beginning of year                                  75,237,263       22,909,039
                                                                  ------------------------------------------------------------------

NET ASSETS AT THE END OF YEAR                                        82,710,828       23,995,187
                                                                  ==================================================================

See accompanying notes to financial statements.
*See note 1 for the full name of each segregated sub-account.

(a) For the period from January 1, 2018 through November 2, 2018.
(b) For the period from January 1, 2018 through November 30, 2018.

  50

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

(1)     ORGANIZATION AND BASIS OF PRESENTATION

        The Variable Annuity Account (the Account) was established on September
        10, 1984 as a segregated asset account of Minnesota Life Insurance
        Company (Minnesota Life) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). The Account currently offers twenty types of contracts consisting of ninety-three segregated sub-accounts to which contract owners may allocate their purchase payments. The financial statements presented herein include MultiOption Flex, MultiOption Single, and
        MultiOption Select (each of which has the same mortality and expense charges and unit value); MultiOption Classic and MultiOption Achiever
        (each of which has the same mortality and expense charges, administrative charges, and unit value); MegAnnuity; UMOA; MultiOption
        Advisor B, C, and L Class; Adjustable Income Annuity; MultiOption
        Legend; MultiOption Extra; MultiOption Guide B and L Series;
        MultiOption Advantage; Waddell & Reed Retirement Builder; Waddell &
        Reed Retirement Builder II B and L Series; and MOA Momentum. The
        Account's mortality and expense risk charge and administrative charge vary based on the contract and optional benefits that are issued. The differentiating features of the contracts are described in notes 2 and
        3 below.

        The assets of each segregated sub-account are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Life. Contract owners allocate their variable annuity purchase payments to one or more of the ninety-three segregated sub-accounts. Such payments are then invested in shares of the following portfolios available under the policy (collectively, the
        Sub-accounts):

          -    AB VPS Dynamic Asset Allocation Portfolio - Class B Shares (AB
               VPS Dyn Asset Alloc Cl B)
          -    AB VPS International Value Portfolio - Class B Shares (AB VPS
               Intl Value Cl B)
          -    American Century Investments II VP Inflation Protection Fund -
               Class II Shares (Amer Century II VP Infl Pro Cl II)
          -    American Century Investments VP Income & Growth Fund - Class II
               Shares (Amer Century VP Inc & Growth Cl II)
          -    American Funds IS(R) Global Bond Fund - Class 2 Shares (Amer
               Funds IS Global Bond Cl 2)
          -    American Funds IS(R) Global Growth Fund - Class 2 Shares (Amer
               Funds IS Global Growth Cl 2)
          -    American Funds IS(R) Global Small Capitalization Fund - Class 2
               Shares (Amer Funds IS Global Small Cap Cl 2)
          -    American Funds IS(R) Growth Fund - Class 2 Shares (Amer Funds IS
               Growth Cl 2)
          -    American Funds IS(R) Growth-Income Fund - Class 2 Shares (Amer
               Funds IS Growth-Inc Cl 2)
          -    American Funds IS(R) International Fund - Class 2 Shares (Amer
               Funds IS Intl Cl 2)
          -    American Funds IS(R) New World Fund(R) - Class 2 Shares (Amer
               Funds IS New World Cl 2)
          -    American Funds IS(R) U.S. Government/AAA-Rated Securities Fund -
               Class 2 Shares (Amer Funds IS US Govt/AAA Cl 2)
          -    Fidelity(R) VIP Equity-Income Portfolio - Service Class 2
               (Fidelity VIP Equity-Income SC 2)
          -    Fidelity(R) VIP Mid Cap Portfolio - Service Class 2 (Fidelity
               VIP Mid Cap SC2)
          -    Franklin Templeton VIP Trust Franklin Mutual Shares VIP Fund
               Class 2 (Franklin Mutual Shs VIP Cl 2)
          -    Franklin Templeton VIP Trust Franklin Small Cap Value VIP Fund
               Class 2 (Franklin Small Cap Val VIP Cl 2)
          -    Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP
               Fund - Class 2 (Franklin Sm-Md Cap Gr VIP Cl 2)
          -    Franklin Templeton VIP Trust Templeton Developing Markets VIP
               Fund - Class 2 (Franklin Temp Dev Mkts VIP Cl 2)
          -    Goldman Sachs VIT Global Trends Allocation Fund - Service Shares
               (Goldman Sachs VIT Global Trends SS)
          -    Goldman Sachs VIT High Quality Floating Rate Fund - Service
               Shares (Goldman Sachs VIT HQ Flt Rt SS)
          -    Invesco Oppenheimer V.I. International Growth Fund - Series II
               Shares (Invesco Opphmr VI Intl Growth Sr II)
          -    Invesco Oppenheimer V.I. Main Street Small Cap Fund - Series II
               Shares (Invesco Opphmr VI MS Sm Cap Sr II)
          -    Invesco V.I. American Value Fund - Series II Shares (Invesco VI
               American Value Sr II)
          -    Invesco V.I. Comstock Fund - Series II Shares (Invesco VI
               Comstock Sr II)
          -    Invesco V.I. Equity and Income Fund - Series II Shares (Invesco
               VI Equity & Inc Sr II)
          -    Invesco V.I. Growth and Income Fund - Series II Shares (Invesco
               VI Growth & Inc Sr II)
          -    Invesco V.I. Small Cap Equity Fund - Series II Shares (Invesco
               VI Sm Cap Equity Sr II)
          -    Ivy VIP - Asset Strategy Class II (Ivy VIP Asset Strategy Cl
               II)

  51

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

          -    Ivy VIP - Balanced Class II (Ivy VIP Balanced Cl II)
          -    Ivy VIP - Core Equity Class II (Ivy VIP Core Equity Cl II)
          -    Ivy VIP - Corporate Bond Class II (Ivy VIP Corporate Bond Cl
               II)
          -    Ivy VIP - Energy Class II (Ivy VIP Energy Cl II)
          -    Ivy VIP - Global Bond Class II (Ivy VIP Global Bond Cl II)
          -    Ivy VIP - Global Equity Income Class II (Ivy VIP Global Eq Inc
               Cl II)
          -    Ivy VIP - Global Growth Class II (Ivy VIP Global Growth Cl II)
          -    Ivy VIP - Government Money Market Class II (Ivy VIP Govt Money
               Market Cl II)
          -    Ivy VIP - Growth Class II (Ivy VIP Growth Cl II)
          -    Ivy VIP - High Income Class II (Ivy VIP High Income Cl II)
          -    Ivy VIP - International Core Equity Class II (Ivy VIP Intl Core
               Equity Cl II)
          -    Ivy VIP - Limited-Term Bond Class II (Ivy VIP Limited-Term Bond
               Cl II)
          -    Ivy VIP - Mid Cap Growth Class II (Ivy VIP Mid Cap Growth Cl
               II)
          -    Ivy VIP - Natural Resources Class II (Ivy VIP Natural Res Cl
               II)
          -    Ivy VIP - Pathfinder Aggressive Class II (Ivy VIP Path
               Aggressive Cl II)
          -    Ivy VIP - Pathfinder Conservative Class II (Ivy VIP Path Conserv
               Cl II)
          -    Ivy VIP - Pathfinder Moderate - Managed Volatility Class II (Ivy
               VIP Path Mod - MV Cl II)
          -    Ivy VIP - Pathfinder Moderate Class II (Ivy VIP Path Mod Cl
               II)
          -    Ivy VIP - Pathfinder Moderately Aggressive - Managed Volatility
               Class II (Ivy VIP Path Mod Aggr - MV Cl II)
          -    Ivy VIP - Pathfinder Moderately Aggressive Class II (Ivy VIP
               Path Mod Aggr Cl II)
          -    Ivy VIP - Pathfinder Moderately Conservative - Managed
               Volatility Class II (Ivy VIP Path Mod Cons - MV Cl II)
          -    Ivy VIP - Pathfinder Moderately Conservative Class II (Ivy VIP
               Path Mod Cons Cl II)
          -    Ivy VIP - Science and Technology Class II (Ivy VIP Science &
               Tech Cl II)
          -    Ivy VIP - Securian Real Estate Securities Class II (Ivy VIP
               Securian RE Sec Cl II)
          -    Ivy VIP - Small Cap Core Class II (Ivy VIP Small Cap Core Cl
               II)
          -    Ivy VIP - Small Cap Growth Class II (Ivy VIP Small Cap Growth Cl
               II)
          -    Ivy VIP - Value Class II (Ivy VIP Value Cl II)
          -    Janus Aspen Series - Janus Henderson Balanced Portfolio -
               Service Shares (Janus Henderson Balanced SS)
          -    Janus Aspen Series - Janus Henderson Flexible Bond - Service
               Shares (Janus Henderson Flexible Bond SS)
          -    Janus Aspen Series - Janus Henderson Forty Portfolio - Service
               Shares (Janus Henderson Forty SS)
          -    Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio -
               Service Shares (Janus Henderson Mid Cap Val SS)
          -    Janus Aspen Series - Janus Henderson Overseas Portfolio -
               Service Shares (Janus Henderson Overseas SS)
          -    Legg Mason Partners Variable Equity Trust - ClearBridge Variable
               Small Cap Growth Portfolio - Class II Shares (ClearBridge Sm Cap
               Growth Cl II)
          -    MFS(R) VIT - Mid Cap Growth Series - Service Class (MFS VIT -
               Mid Cap Growth Ser SC)
          -    MFS(R) VIT II - International Intrinsic Value Portfolio -
               Service Class (MFS VIT II - Intl Intrinsic Val SC)
          -    Morgan Stanley Variable Insurance Fund, Inc. - Morgan Stanley
               VIF Emerging Markets Equity Portfolio - Class II Shares
               (MorgStanley VIF Emg Mk Eq Cl 2)
          -    Morningstar Aggressive Growth ETF Asset Allocation Portfolio -
               Class II Shares (Morningstar Aggr Growth ETF Cl II)
          -    Morningstar Balanced ETF Asset Allocation Portfolio - Class II
               Shares (Morningstar Balanced ETF Cl II)
          -    Morningstar Conservative ETF Asset Allocation Portfolio - Class
               II Shares (Morningstar Conservative ETF Cl II)
          -    Morningstar Growth ETF Asset Allocation Portfolio - Class II
               Shares (Morningstar Growth ETF Cl II)
          -    Morningstar Income and Growth Asset Allocation Portfolio - Class
               II Shares (Morningstar Inc & Gro Asset All Cl II)
          -    Neuberger Berman Advisers Management Trust Sustainable Equity -
               S Class Shares (Neuberger Berman Sustain Eq S Cl)
          -    Northern Lights VT TOPS(R) Managed Risk Balanced ETF Portfolio -
               Class 2 Shares (TOPS Mgd Risk Bal ETF Cl 2)
          -    Northern Lights VT TOPS(R) Managed Risk Flex ETF Portfolio (TOPS
               Mgd Risk Flex ETF)
          -    Northern Lights VT TOPS(R) Managed Risk Growth ETF Portfolio -
               Class 2 Shares (TOPS Mgd Risk Growth ETF Cl 2)
          -    Northern Lights VT TOPS(R) Managed Risk Moderate Growth ETF
               Portfolio - Class 2 Shares (TOPS Mgd Risk Mod Growth ETF Cl 2)
          -    PIMCO VIT - PIMCO Global Diversified Allocation Portfolio
               Advisor Class Shares (PIMCO VIT Global Div Alloc Adv Cl)
          -    PIMCO VIT - PIMCO Low Duration Portfolio Advisor Class Shares
               (PIMCO VIT Low Duration Adv CL)
          -    PIMCO VIT - PIMCO Total Return Portfolio Advisor Class Shares
               (PIMCO VIT Total Return Adv Cl)
          -    Putnam VT Equity Income Fund - Class IB Shares (Putnam VT Equity
               Income Cl IB)

  52

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

         -     Putnam VT Growth Opportunities Fund - Class IB Shares (Putnam VT
               Growth Opp Cl IB)
         -     Putnam VT International Equity Fund - Class IB Shares (Putnam VT
               Intl Eq Cl IB)
         -     Putnam VT Sustainable Leaders Fund - Class IB Shares (Putnam VT
               Sustain Leaders Cl IB)
         -     Securian Funds Trust - SFT Core Bond Fund - Class 2 Shares (SFT
               Core Bond Cl 2)
         -     Securian Funds Trust - SFT Dynamic Managed Volatility Fund (SFT
               Dynamic Mgd Vol)
         -     Securian Funds Trust - SFT Government Money Market Fund (SFT
               Govt Money Market)
         -     Securian Funds Trust - SFT Index 400 Mid-Cap Fund - Class 2
               Shares (SFT Index 400 MC Cl 2)
         -     Securian Funds Trust - SFT Index 500 Fund - Class 2 Shares (SFT
               Index 500 Cl 2)
         -     Securian Funds Trust - SFT International Bond Fund - Class 2
               Shares (SFT Intl Bond Cl 2)
         -     Securian Funds Trust - SFT Ivy(SM) Growth Fund (SFT Ivy
               Growth)
         -     Securian Funds Trust - SFT Ivy(SM) Small Cap Growth Fund (SFT
               Ivy Small Cap Growth)
         -     Securian Funds Trust - SFT Managed Volatility Equity Fund (SFT
               Mgd Vol Equity)
         -     Securian Funds Trust - SFT Real Estate Securities Fund - Class 2
               Shares (SFT Real Estate Cl 2)
         -     Securian Funds Trust - SFT T. Rowe Price Value Fund (SFT T. Rowe
               Price Value)
         -     Securian Funds Trust - SFT Wellington Core Equity Fund - Class 2
               Shares (SFT Wellington Core Equity Cl 2

        The Securian Funds Trust was organized by Minnesota Life as an investment vehicle for its variable annuity contracts and variable life policies. Each of the Sub-accounts is registered under the Investment
        Company Act of 1940 (as amended) as a diversified (except Securian
        Funds Trust - SFT International Bond Fund - Class 2 Shares, which is non-diversified), open-end management investment company.

        Securian Financial Services, Inc. (Securian) acts as the underwriter for the Account. Securian Asset Management, Inc. (Securian AM) acts as the investment adviser for the Securian Funds Trust. Both Securian and
        Securian AM are affiliate companies of Minnesota Life.

        The following sub-accounts merged during 2018:

                       CLOSED PORTFOLIO                                   RECEIVING PORTFOLIO                     EFFECTIVE DATE
        ----------------------------------------------      ---------------------------------------------       ------------------

        Ivy VIP - Micro Cap Growth Class II                 Ivy VIP - Small Cap Growth Class II                 November 2, 2018

        Securian Funds Trust - SFT Mortgage Securities      Securian Funds Trust - SFT Core Bond Fund -         November 30, 2018
        Fund - Class 2 Shares                               Class 2 Shares

        The following sub-accounts had name changes during 2018 and 2019:

                        FORMER NAME                                       CURRENT NAME                      EFFECTIVE DATE
       --------------------------------------------------  ---------------------------------------------  -----------------

       Ivy VIP - Bond Class II                             Ivy VIP - Corporate Bond Class II                April 30, 2018

       Ivy VIP - Dividend Opportunities Class II           Ivy VIP - Global Equity Income Class II          April 30, 2018

       Putnam VT Multi-Cap Growth Fund - Class IB          Putnam VT Sustainable Leaders Fund - Class IB    April 30, 2018
       Shares                                              Shares

       Ivy VIP - Advantus Real Estate Securities Class II  Ivy VIP - Securian Real Estate Securities         May 1, 2018
                                                           Class II

       Neuberger Berman Advisers Management Trust          Neuberger Berman Advisers Management Trust        May 1, 2018
       Socially Responsive - S Class Shares                Sustainable Equity - S Class Shares

       Securian Funds Trust - SFT Advantus Bond            Securian Funds Trust - SFT Core Bond Fund -       May 1, 2018
       Fund - Class 2 Shares                               Class 2 Shares

  53

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                        FORMER NAME                                    CURRENT NAME                      EFFECTIVE DATE
       -----------------------------------------------  ----------------------------------------------  -----------------

       Securian Funds Trust - SFT Advantus Dynamic      Securian Funds Trust - SFT Dynamic Managed         May 1, 2018
       Managed Volatility Fund                          Volatility Fund

       Securian Funds Trust - SFT Advantus              Securian Funds Trust - SFT Government Money        May 1, 2018
       Government Money Market Fund                     Market Fund

       Securian Funds Trust - SFT Advantus Index 400    Securian Funds Trust - SFT Index 400 Mid-Cap       May 1, 2018
       Mid-Cap Fund - Class 2 Shares                    Fund - Class 2 Shares

       Securian Funds Trust - SFT Advantus Index 500    Securian Funds Trust - SFT Index 500 Fund -        May 1, 2018
       Fund - Class 2 Shares                            Class 2 Shares

       Securian Funds Trust - SFT Advantus              Securian Funds Trust - SFT International Bond      May 1, 2018
       International Bond Fund - Class 2 Shares         Fund - Class 2 Shares

       Securian Funds Trust - SFT Advantus Managed      Securian Funds Trust - SFT Managed Volatility      May 1, 2018
       Volatility Equity Fund                           Equity Fund

       Securian Funds Trust - SFT Advantus Mortgage     Securian Funds Trust - SFT Mortgage Securities     May 1, 2018
       Securities Fund - Class 2 Shares                 Fund - Class 2 Shares

       Securian Funds Trust - SFT Advantus Real Estate  Securian Funds Trust - SFT Real Estate             May 1, 2018
       Securities Fund - Class 2 Shares                 Securities Fund - Class 2 Shares

       Oppenheimer VA Funds - Oppenheimer               Invesco Oppenheimer V.I. International Growth     May 24, 2019
       International Growth Fund/VA Service Shares      Fund - Series II Shares

       Oppenheimer VA Funds - Oppenheimer Main          Invesco Oppenheimer V.I. Main Street Small        May 24, 2019
       Street Small Cap Fund(R)/VA Service Shares       Cap Fund - Series II Shares

       MFS(R) VIT II - International Value Portfolio -  MFS(R) VIT II - International Intrinsic Value      June 1, 2019
       Service Class                                    Portfolio - Service Class

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Account and Sub-accounts are investment companies and follow accounting and reporting guidance under Financial Accounting Standards
       Board (FASB) Accounting Standards Codification (ASC) Topic 946,
       Financial Services - Investment Companies. The significant accounting policies followed consistently by the Account are as follows:

       (A)    USE OF ESTIMATES

              The preparation of financial statements in conformity with U.S.
              generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent assets and liabilities. Actual results could differ from those
              estimates.

  54

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

       (B)   INVESTMENTS IN UNDERLYING FUNDS

             Investments in shares of the underlying funds are stated at fair value which is the net asset value per share as determined daily by each underlying fund. Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the first in first out (FIFO) basis.

             Realized gains (losses) on investments include realized gain distributions received from the respective underlying funds.
             Realized gain distributions are reinvested in the respective underlying funds.

             All dividend distributions received from the underlying funds are reinvested in additional shares of the underlying funds and are recorded by the sub accounts on the ex-dividend date. The
             underlying funds may utilize consent dividends to effectively distribute income for income tax purposes. The account "consents"
             to treat these amounts as dividend income for tax purposes although they are not paid by the underlying funds. Therefore, no dividend income is recorded in the Statements of Operations related to such consent dividends.

       (C)   FEDERAL INCOME TAXES

             The Account is treated as part of Minnesota Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Sub-account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

       (D)   CONTRACTS IN ANNUITY PAYMENT PERIOD

             Annuity reserves are computed for currently payable contracts according to the mortality and assumed interest rate assumptions used to purchase the annuity income. If additional annuity reserves are required to support the liability, Minnesota Life reimburses the Account. If the reserves held are less than required, transfers may be made to Minnesota Life.

(3)    EXPENSES AND RELATED PARTY TRANSACTIONS

       (A)   MULTIOPTION FLEX/SINGLE/SELECT

             The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.25% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to 1.40% of the average daily net assets of the Account. This is charged through the daily unit value calculation. A contingent deferred sales charge may be imposed on a Multi-Option Flex or Single Annuity contract owner during the first ten years if a contract's accumulation value is withdrawn or surrendered. A seven year, per deposit, contingent deferred sales charge may be imposed on MultiOption Select contract owners if a contract's accumulation value is withdrawn or surrendered. For the years ended December 31, 2019 and 2018, contingent deferred sales charges totaled $2,013 and $7,600, respectively.

       (B)   MULTIOPTION CLASSIC/ACHIEVER

             The mortality and expense charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.25% of the average daily net assets of the Account. Under certain conditions, the charge

  55

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

             may be increased to 1.40% of the average daily net assets of the
             Account. This is charged through the daily unit value
             calculation.

             The administrative charge paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the
             Account. Under certain conditions, the charge may be increased to not more than 0.40% of the average daily net assets of the
             Account.

             A contingent deferred sales charge paid may be imposed on a
             MultiOption Classic contract owner during the first ten years if a contract's accumulation value is reduced by a withdrawal or surrender. A seven year, per deposit, contingent deferred sales charge may be imposed on a MultiOption Achiever contract owner if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2019 and 2018, contingent deferred sales charges totaled $7,145 and $7,746, respectively.

             Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2019 and 2018.

             Where allowed by law, Minnesota Life reserves the right to credit certain additional amounts, the "Wealthbuilder Credit", to certain
             MultiOption Achiever contracts in circumstances where large purchase payments are made to those contracts. Those amounts are obtained from the Minnesota Life General Account. Minnesota Life reserves the right to modify, suspend or terminate the
             Wealthbuilder Credit program at any time without notice.

       (C)   MULTIOPTION ADVISOR SERIES

             There are three classes of contracts offered under this
             registration statement - B Class, C Class, and L Class. The mortality and expense risk fee paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.05%, 1.40%, and
             1.35%, respectively, of the average daily net assets of the
             Account. This is charged through the daily unit value
             calculation.

             The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the
             Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments.
             Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2019 and
             2018.

             A contingent deferred sales charge may be imposed on a MultiOption
             Advisor B Class contract owner on a seven year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. A contingent deferred sales charge may be imposed on a
             MultiOption Advisor L Class contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender.

  56

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

             There is no contingent deferred sales charge applied to
             withdrawals or surrenders from a MultiOption C Class contract. For the years ended December 31, 2019 and 2018, contingent deferred sales charges for all MultiOption Advisor classes totaled $174,809 and $405,318, respectively.

             In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal, on an annual basis, to 0.15% to 0.50% of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

       (D)   MEGANNUITY/UMOA

             The administrative charge paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the
             Account. Under certain conditions, the charge may be increased to not more than 0.35% of the average daily net assets of the
             Account. This is charged through the daily unit value
             calculation.

             Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments. Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2019 and 2018.

       (E)   ADJUSTABLE INCOME ANNUITY

             The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.80% of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 1.40% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

             The administrative charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.15% of the average net assets of the Account. Under certain conditions, the charge may be increased to not more than 0.40% of the average daily net assets of the Account.

             Contract purchase payments for Adjustable Income Annuity are reflected net of the following charges paid Minnesota Life:

                 A sales charge up to 4.50%, depending upon the total amount of purchase payments, is deducted from each contract purchase payment. No sales charges were deducted from contract purchase payments for the years ended December 31, 2019 and 2018.

                 A risk charge up to 2.00% is deducted from each contract
                 purchase payment. No risk charges were deducted from contract purchase payments for the years ended December 31, 2019 and
                 2018.

  57

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                 A premium tax charge of up to 3.50% is deducted from each
                 contract purchase payment. No premium tax charges were
                 deducted from contract purchase payments for the years ended
                 December 31, 2019 and 2018.

       (F)   WADDELL & REED ADVISORS RETIREMENT BUILDER

             The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.10% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

             The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the
             Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments.
             Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2019 and
             2018.

             A contingent deferred sales charge may be imposed on a Waddell &
             Reed Advisors Retirement Builder contract owner on an eight year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31,
             2019 and 2018, contingent deferred sales charges totaled $367,231 and $385,521, respectively.

             In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal, on an annual basis, to 0.15% to 0.50% of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

       (G)   MULTIOPTION LEGEND

             The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.50% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

             The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the
             Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments.
             Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2019 and
             2018.

             A contingent deferred sales charge may be imposed on a MultiOption
             Legend contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2019 and 2018, contingent deferred sales charges totaled $975 and $687,
             respectively.

             In addition to the base contract, optional death and living benefit riders are available. Some of these benefits have separate account charges that are computed daily and are equal, on an annual basis, to

  58

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

             0.15% to 0.50% of the average daily net assets of the Account.
             These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

       (H)   MULTIOPTION EXTRA

             The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 1.70% of the average daily net assets of the Account during the first nine contract years and 1.10% of the average daily net assets of the
             Account in contract years ten and later. This is charged through the daily unit value calculation.

             The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the
             Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments.
             Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2019 and
             2018.

             A contingent deferred sales charge may be imposed on a MultiOption
             Extra contract owner on an eight year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the years ended December 31, 2019 and 2018, contingent deferred sales charges totaled $1,003,813 and $778,452, respectively.

             In addition to the base contract, optional death and living benefit riders are available as set forth in the product's prospectus. Some of these benefits have separate account charges that are computed daily and each of which can be equal, on an annual basis, to 0.15% to 0.50% of the average daily net assets of the Account. These are charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

       (I)   MULTIOPTION GUIDE SERIES

             There are two classes of contracts offered under this series - B
             Series and L Series. The mortality and expense risk fee paid to
             Minnesota Life is computed daily and is equal, on an annual basis, to 1.20% and 1.55%, respectively, of the average daily net assets of the Account. This is charged through the daily unit value calculation.

             The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the
             Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments.
             Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2019 and
             2018.

             A contingent deferred sales charge may be imposed on a MultiOption
             Guide B Series contract owner on a seven year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. A contingent deferred sales charge may be imposed on a
             MultiOption Guide L Series contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender.

  59

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

             For the years ended December 31, 2019 and 2018, contingent deferred sales charges totaled $1,864,391 and $1,351,319,
             respectively.

             In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. One of the benefits has a separate account charge that is computed daily which is equal, on an annual basis, to 0.25% of the average daily net assets of the Account. This is charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

       (J)   MULTIOPTION ADVANTAGE

             The mortality and expense risk charge paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.15% of the average daily net assets of the Account. This is charged through the daily unit value calculation.

             The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the
             Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments.
             Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2019 and
             2018.

             In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. The charges may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

       (K)   WADDELL & REED ADVISORS RETIREMENT BUILDER II

             There are two classes of contracts offered under this series - B
             Series and L Series. The mortality and expense risk fee paid to
             Minnesota Life is computed daily and is equal, on an annual basis, to 1.15% and 1.55%, respectively, of the average daily net assets of the Account. This is charged through the daily unit value calculation.

             The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the
             Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments.
             Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the years ended December 31, 2019 and
             2018.

             A contingent deferred sales charge may be imposed on a Waddell &
             Reed Advisors Retirement Builder II - B Series contract owner on an eight year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. A contingent deferred sales charge may be imposed on a Waddell & Reed Advisors
             Retirement Builder II - L Series contract owner on a four year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender.

             For the years ended December 31, 2019 and 2018, contingent deferred sales charges totaled $311,935 and $210,604,
             respectively.

  60

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

             In addition to the base contracts, optional death and living benefit riders are available as set forth in the product's prospectus. One of the benefits has a separate account charge that is computed daily which is equal, on an annual basis, to 0.25% of the average daily net assets of the Account. This is charged through the daily unit value calculation. Other benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

       (L)   MULTIOPTION MOMENTUM

             The MultiOption Momentum product became effective on December 12,
             2019.

             The mortality and expense risk fee paid to Minnesota Life is computed daily and is equal, on an annual basis, to 0.85% of the average daily net assets of the Account.  This is charged through the daily unit value calculation.

             The administrative fee paid to Minnesota Life is equal, on an annual basis, to 0.15% of the average daily net assets of the
             Account. Within each contract, premium taxes may be deducted from purchase payments or at the commencement of annuity payments.
             Currently such taxes range from 0.00% to 3.50% depending on the applicable state law. No premium taxes were deducted from the purchase payments for the year ended December 31, 2019.

             A contingent deferred sales charge may be imposed on a MultiOption
             Momentum contract owner on a five year, per deposit basis, if a contract's accumulation value is reduced by a withdrawal or surrender. For the year ended December 31, 2019, no contingent deferred sales charges were collected.

             In addition to the base contract, optional riders are available as set forth in the product's prospectus. These benefits have a charge that may be based on accumulation value or benefit base and are deducted periodically from the accumulation value of the contract.

       (M)   OTHER

             To the extent the Account invests in the Securian Funds Trust, the
             Account indirectly incurs management fees that are payable to
             Securian AM. The advisory fee agreement with Securian Funds Trust provides for payments ranging from 0.15% to 0.85% of average daily net assets of each underlying fund. In addition, Securian Funds
             Trust has adopted a Rule 12b-1 distribution plan covering all of the underlying funds of Securian Funds Trust. Under the plan,
             Securian Funds Trust pays distribution fees up to 0.25% of average daily net assets of each underlying fund to Securian. Each of
             Securian Funds Trust's funds pays an annual fee ranging from 0.01%
             to 0.05% of net assets to State Street, Inc. for daily fund accounting services. Securian Funds Trust also pays an
             administrative services fee to Minnesota Life. To the extent the
             Account invests in nonaffiliated funds, the Account will also indirectly incur fees.

             On May 1, 2014, Minnesota Life and its affiliates undertook a substitution of certain underlying investments in a transaction approved by the SEC. As part of that transaction, Minnesota Life agreed to make a reduction in sub-account expenses to those contracts with assets allocated to specified funds on May 1, 2014, as follows:

             -   Securian Funds Trust - SFT T. Rowe Price Value Fund - Class 2
                 Shares - to the extent the fund's annual net operating
                 expenses exceed 0.98%, Minnesota Life has made a corresponding reduction

  61

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                  in sub-account expenses, until April 30, 2016, to those
                  contract owners whose sub-account invests in the fund.
             -    Securian Funds Trust - SFT Ivy(SM) Small Cap Growth Fund -
                  Class 2 Shares - to the extent the fund's management fee
                  exceeds 0.83% on assets over $1 billion, Minnesota Life has made a corresponding reduction in sub-account expenses, until
                  September 30, 2016, to those contract owners whose
                  sub-account invests in the fund; and to the extent the fund's annual net operating expenses exceed 1.16%, Minnesota Life has made a corresponding reduction in sub-account expenses, until April 30, 2016, to those contract owners whose
                  sub-account invests in the fund.
             -    Securian Funds Trust - SFT Wellington Core Equity Fund -
                  Class 2 Shares - to the extent the fund's annual net
                  operating expenses exceeds 0.89% (Class 2 Shares) or 0.64%
                  (Class 1 Shares), Minnesota Life will make a corresponding reduction in sub-account expenses, for the life of each
                  contract outstanding on May 1, 2014, to those contract owners whose sub-account invests in the fund.

             These fee waivers are reported on the statements of operations as
             "Fees Waived" of the respective sub-account.

(4)    FAIR VALUE MEASUREMENT

       In accordance with FASB ASC Topic 820, Fair Value Measurement (FASB ASC
       820), fair value is defined as the price that the Account would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.

       The fair value of the Account's financial assets has been determined using available market information as of December 31, 2019. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Account primarily uses the market approach which utilizes relevant information generated by market transactions involving identical or comparable assets or liabilities. When applying the market approach, the
       Account maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the Account. Unobservable inputs reflect the Account's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances.

       The Account is required to categorize its financial assets recorded on the Statements of Assets, Liabilities, and Contract Owners' Equity
       according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety.

       The levels of fair value hierarchy are as follows:

             Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

             Level 2 - Fair value is based on other significant observable market-based inputs (including quoted prices for similar
             securities, interest rates, credit risk and prepayment speed).

  62

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

              Level 3 - Fair value is based on at least one or more significant unobservable inputs, which may include the Account's own
              assumptions in determining the fair value of investments.

        The Account uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level. Inputs used to measure fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Account will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value.

        As of December 31, 2019, all of the Account's investments are classified as Level 2 as the values are based upon reported net asset values provided by the fund managers. It has been determined that no transfers between levels occurred during the year. The characterization of the underlying securities held by the funds in accordance with the fair value measurement and disclosures topic of the ASC 820 differs from the characterization of an investment in the fund.

(5)     INVESTMENT TRANSACTIONS

        The aggregate cost of purchases and proceeds from sales of investments during the year ended December 31, 2019 were as follows:

              SUB-ACCOUNT                                            PURCHASES                   SALES
              ---------------------------------------             -------------             -------------

              AB VPS Dyn Asset Alloc Cl B                         $  14,153,773             $   6,966,278
              AB VPS Intl Value Cl B                                     42,855                   175,675
              Amer Century II VP Infl Pro Cl II                       3,227,213                 7,882,890
              Amer Century VP Inc & Growth Cl II                        592,773                   925,696
              Amer Funds IS Global Bond Cl 2                          1,538,860                 1,567,693
              Amer Funds IS Global Growth Cl 2                        2,784,390                 3,059,069
              Amer Funds IS Global Small Cap Cl 2                     2,643,835                 1,924,877
              Amer Funds IS Growth Cl 2                              17,134,339                 5,292,483
              Amer Funds IS Growth-Inc Cl 2                           6,896,359                 4,463,811
              Amer Funds IS Intl Cl 2                                 3,333,837                 3,376,390
              Amer Funds IS New World Cl 2                            2,652,617                 2,154,153
              Amer Funds IS US Govt/AAA Cl 2                          4,830,347                 3,259,114
              ClearBridge Sm Cap Growth Cl II                         2,744,403                 6,004,736
              Fidelity VIP Equity-Income SC 2                         6,491,289                 9,390,533
              Fidelity VIP Mid Cap SC2                                5,800,686                 4,851,201
              Franklin Mutual Shs VIP Cl 2                            1,066,743                 2,146,986
              Franklin Small Cap Val VIP Cl 2                         6,389,064                 3,192,922
              Franklin Sm-Md Cap Gr VIP Cl 2                          5,995,312                 4,602,290
              Franklin Temp Dev Mkts VIP Cl 2                         2,025,166                 4,624,214
              Goldman Sachs VIT Global Trends SS                     22,329,437                 5,226,298
              Goldman Sachs VIT HQ Flt Rt SS                          2,971,024                 4,079,760
              Invesco Opphmr VI Intl Growth Sr II                     3,223,763                 3,721,410
              Invesco Opphmr VI MS Sm Cap Sr II                         475,241                   772,309
              Invesco VI American Value Sr II                         2,805,956                 2,900,008
              Invesco VI Comstock Sr II                               9,757,190                 6,119,502
              Invesco VI Equity & Inc Sr II                           1,696,730                 1,464,019
              Invesco VI Growth & Inc Sr II                             851,502                 1,560,335
              Invesco VI Sm Cap Equity Sr II                          3,242,922                 2,296,953
              Ivy VIP Asset Strategy Cl II                            7,929,056                19,569,839
              Ivy VIP Balanced Cl II                                 11,505,607                13,518,338

  63

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

               SUB-ACCOUNT                                           PURCHASES                   SALES
               --------------------------------------              ------------              ------------

               Ivy VIP Core Equity Cl II                           $ 12,598,875              $ 14,006,258
               Ivy VIP Corporate Bond Cl II                           6,346,137                19,901,958
               Ivy VIP Energy Cl II                                     896,840                   799,538
               Ivy VIP Global Bond Cl II                                484,321                   769,632
               Ivy VIP Global Eq Inc Cl II                            5,227,415                 2,988,458
               Ivy VIP Global Growth Cl II                           38,683,197                 9,778,512
               Ivy VIP Govt Money Market Cl II                        3,056,869                 3,729,694
               Ivy VIP Growth Cl II                                  13,871,314                11,396,907
               Ivy VIP High Income Cl II                              6,978,941                10,600,869
               Ivy VIP Intl Core Equity Cl II                        17,191,882                17,800,164
               Ivy VIP Limited-Term Bond Cl II                        4,700,102                 5,037,058
               Ivy VIP Mid Cap Growth Cl II                          20,990,520                11,861,145
               Ivy VIP Natural Res Cl II                              5,051,976                 5,259,412
               Ivy VIP Path Aggressive Cl II                          1,926,279                 1,974,109
               Ivy VIP Path Conserv Cl II                             6,183,499                 6,418,015
               Ivy VIP Path Mod - MV Cl II                           49,467,045                21,444,951
               Ivy VIP Path Mod Aggr - MV Cl II                       9,670,320                 6,577,962
               Ivy VIP Path Mod Aggr Cl II                           24,352,045                36,883,085
               Ivy VIP Path Mod Cl II                                18,011,133                36,856,381
               Ivy VIP Path Mod Cons - MV Cl II                       5,795,961                 7,178,392
               Ivy VIP Path Mod Cons Cl II                            5,237,149                 9,924,756
               Ivy VIP Science & Tech Cl II                          20,252,326                14,624,905
               Ivy VIP Securian RE Sec Cl II                            330,254                 2,028,019
               Ivy VIP Small Cap Core Cl II                          13,076,867                 9,344,316
               Ivy VIP Small Cap Growth Cl II                         6,839,422                17,711,787
               Ivy VIP Value Cl II                                    6,010,195                11,457,883
               Janus Henderson Balanced SS                            5,741,105                 3,221,060
               Janus Henderson Flexible Bond SS                       3,605,262                 2,259,090
               Janus Henderson Forty SS                              14,800,757                 7,204,168
               Janus Henderson Mid Cap Val SS                         2,739,152                 2,866,340
               Janus Henderson Overseas SS                            1,572,334                 5,848,149
               MFS VIT - Mid Cap Growth Ser SC                        3,465,066                   631,808
               MFS VIT II - Intl Intrinsic Val SC                     2,463,338                 1,400,104
               MorgStanley VIF Emg Mk Eq Cl 2                         2,615,178                 2,638,283
               Morningstar Aggr Growth ETF Cl II                      1,904,104                 1,151,415
               Morningstar Balanced ETF Cl II                         3,096,623                 7,540,029
               Morningstar Conservative ETF Cl II                     4,620,950                 3,863,488
               Morningstar Growth ETF Cl II                           3,141,701                 4,842,132
               Morningstar Inc & Gro Asset All Cl II                  1,765,845                 3,422,524
               Neuberger Berman Sustain Eq S Cl                         518,504                   420,752
               PIMCO VIT Global Div Alloc Adv Cl                     26,172,975                 4,873,575
               PIMCO VIT Low Duration Adv CL                          5,763,872                 5,306,805
               PIMCO VIT Total Return Adv Cl                         12,089,115                17,638,602
               Putnam VT Equity Income Cl IB                          2,349,498                 2,267,454
               Putnam VT Growth Opp Cl IB                             7,108,680                 2,238,009
               Putnam VT Intl Eq Cl IB                                  111,093                   352,036
               Putnam VT Sustain Leaders Cl IB                          676,247                   522,852
               SFT Core Bond Cl 2                                    10,857,050                25,544,853
               SFT Dynamic Mgd Vol                                   77,422,147                 9,025,659
               SFT Govt Money Market                                 13,534,130                19,452,223
               SFT Index 400 MC Cl 2                                  4,074,889                10,520,710
               SFT Index 500 Cl 2                                    11,178,253                23,931,922

  64

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

              SUB-ACCOUNT                                         PURCHASES                  SALES
              -------------------------------------             ------------             -------------

              SFT Intl Bond Cl 2                                $  3,438,981             $  8,628,609
              SFT Ivy Growth                                       2,314,657               34,623,404
              SFT Ivy Small Cap Growth                             7,424,536               11,730,232
              SFT Mgd Vol Equity                                  45,474,325                8,349,930
              SFT Real Estate Cl 2                                 2,110,166               11,433,192
              SFT T. Rowe Price Value                                640,952               16,590,435
              SFT Wellington Core Equity Cl 2                      1,013,379                7,390,912
              TOPS Mgd Risk Bal ETF Cl 2                           1,348,321                2,277,445
              TOPS Mgd Risk Flex ETF                              18,702,167                9,580,484
              TOPS Mgd Risk Growth ETF Cl 2                        8,012,646                6,289,445
              TOPS Mgd Risk Mod Growth ETF Cl 2                    2,043,728                3,021,019

(6)     UNIT ACTIVITY FROM CONTRACT TRANSACTIONS

        Transactions in units for each segregated sub-account for the years or periods ended December 31, 2019 and 2018 were as follows:

                                     SEGREGATED SUB-ACCOUNTS
                                ----------------------------------------------------------------------------------------------------

                                  AB VPS DYN                    AMER CENTURY II      AMER CENTURY     AMER FUNDS IS
                                  ASSET ALLOC    AB VPS INTL      VP INFL PRO          VP INC &        GLOBAL BOND
                                     CL B        VALUE CL B          CL II           GROWTH CL II         CL 2
                                ----------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017             129,884,474       1,064,265       55,896,908           1,706,564       12,481,352
   Contract purchase payments    15,053,999         223,787        1,591,696             400,098        2,445,287
   Contract terminations,
    withdrawal payments
    and charges                  (4,148,634)       (190,366)      (7,357,974)           (518,544)      (3,965,486)
                                ----------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018             140,789,839       1,097,686       50,130,630           1,588,118       10,961,153
   Contract purchase payments    10,100,995          69,265        1,599,599              65,387        1,380,934
   Contract terminations,
    withdrawal payments
    and charges                  (5,226,515)       (290,026)      (5,778,577)           (316,155)      (1,452,898)
                                ----------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019             145,664,319         876,925       45,951,652           1,337,350       10,889,189
                                ====================================================================================================

                                     SEGREGATED SUB-ACCOUNTS
                                ----------------------------------------------------------------------------------------------------

                                 AMER FUNDS IS
                                 GLOBAL GROWTH
                                     CL 2
                                ----------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                 8,510,494
   Contract purchase payments       1,962,259
   Contract terminations,
    withdrawal payments
    and charges                    (1,148,342)
                                ----------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018                 9,324,411
   Contract purchase payments         872,402
   Contract terminations,
    withdrawal payments
    and charges                    (1,492,804)
                                ----------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                 8,704,009
                                ====================================================================================================

  65

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                     SEGREGATED SUB-ACCOUNTS
                                ----------------------------------------------------------------------------------------------------

                                 AMER FUNDS IS                      AMER FUNDS IS
                                 GLOBAL SMALL     AMER FUNDS IS      GROWTH-INC       AMER FUNDS IS    AMER FUNDS IS
                                   CAP CL 2        GROWTH CL 2          CL 2            INTL CL 2     NEW WORLD CL 2
                                ----------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                8,081,844       23,982,641       14,681,074         13,816,082       10,293,485
   Contract purchase payments      1,627,396        6,561,998        1,741,596          2,007,720        2,443,638
   Contract terminations,
    withdrawal payments
    and charges                     (561,422)      (2,496,620)      (2,010,029)        (1,508,801)      (1,311,933)
                                ----------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018                9,147,818       28,048,019       14,412,641         14,315,001       11,425,190
   Contract purchase payments      1,164,569        4,431,974        1,492,211          1,961,285        1,642,406
   Contract terminations,
    withdrawal payments
    and charges                   (1,183,474)      (2,174,420)      (1,904,603)        (2,349,494)      (1,610,197)
                                ----------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                9,128,913       30,305,573       14,000,249         13,926,792       11,457,399
                                ====================================================================================================

                                     SEGREGATED SUB-ACCOUNTS
                                  --------------------------------------------------------------------------------------------------

                                  AMER FUNDS IS
                                   US GOVT/AAA
                                      CL 2
                                  --------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                12,580,937
   Contract purchase payments       1,560,321
   Contract terminations,
    withdrawal payments
    and charges                    (2,435,154)
                                  --------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018                11,706,104
   Contract purchase payments       4,248,461
   Contract terminations,
    withdrawal payments
    and charges                    (2,952,058)
                                  --------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                13,002,507
                                  ==================================================================================================

                                     SEGREGATED SUB-ACCOUNTS
                                  --------------------------------------------------------------------------------------------------

                                   CLEARBRIDGE    FIDELITY VIP                      FRANKLIN       FRANKLIN       FRANKLIN SM-
                                     SM CAP       EQUITY-INCOME    FIDELITY VIP    MUTUAL SHS    SMALL CAP VAL      MD CAP GR
                                  GROWTH CL II        SC 2          MID CAP SC2     VIP CL 2       VIP CL 2         VIP CL 2
                                  --------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                9,286,956       29,150,137       8,546,622       4,190,741     15,748,220        4,766,619
   Contract purchase payments      6,127,411          470,560         437,293          93,284      1,035,267          607,697
   Contract terminations,
    withdrawal payments
    and charges                   (2,963,587)      (4,313,613)     (1,148,318)       (709,972)    (1,341,098)        (800,874)
                                  --------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018               12,450,780       25,307,084       7,835,597       3,574,053     15,442,389        4,573,442
   Contract purchase payments        993,733          481,777         426,795          85,587        872,559        1,591,460
   Contract terminations,
    withdrawal payments
    and charges                   (4,095,063)      (3,283,859)     (1,014,826)       (814,084)    (1,625,156)      (1,709,667)
                                  --------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                9,349,450       22,505,002       7,247,566       2,845,556     14,689,792        4,455,235
                                  ==================================================================================================

  66

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                     SEGREGATED SUB-ACCOUNTS
                                    ------------------------------------------------------------------------------------------------                                   -------------------------------------------------------------------------------------------------

                                      FRANKLIN        GOLDMAN          GOLDMAN          INVESCO          INVESCO
                                      TEMP DEV         SACHS            SACHS          OPPHMR VI        OPPHMR VI        INVESCO VI
                                      MKTS VIP      VIT GLOBAL       VIT HQ FLT       INTL GROWTH         MS SM           AMERICAN
                                        CL 2         TRENDS SS          RT SS            SR II          CAP SR II        VALUE SR II
                                    ------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                 10,013,524     120,952,473      38,287,569        11,538,292        1,995,195         5,878,078
   Contract purchase payments        1,005,851      16,674,031       5,713,710         1,328,080          121,952           374,993
   Contract terminations,
    withdrawal payments
    and charges                     (2,896,489)     (2,653,493)     (4,870,747)         (716,646)        (361,592)         (800,867)
                                    ------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018                  8,122,886     134,973,011      39,130,532        12,149,726        1,755,555         5,452,204
   Contract purchase payments          827,333      12,418,451       2,253,125           430,634          113,952         1,352,861
   Contract terminations,
    withdrawal payments
    and charges                     (1,789,930)     (4,180,637)     (3,638,980)       (1,080,645)        (388,316)       (1,711,564)
                                    ------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                  7,160,289     143,210,825      37,744,677        11,499,715        1,481,191         5,093,501
                                    ================================================================================================

                                     SEGREGATED SUB-ACCOUNTS
                                    ------------------------------------------------------------------------------------------------

                                     INVESCO VI     INVESCO VI      INVESCO VI        INVESCO VI      IVY VIP ASSET       IVY VIP
                                      COMSTOCK     EQUITY & INC    GROWTH & INC         SM CAP          STRATEGY         BALANCED
                                        SR II          SR II           SR II         EQUITY SR II         CL II            CL II
                                    ------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                 19,423,798       3,926,062       2,685,321        12,859,165       48,881,786        28,758,018
   Contract purchase payments          705,034         541,198          70,949           536,581          720,872           813,114
   Contract terminations,
    withdrawal payments
    and charges                     (1,926,967)       (301,721)       (483,874)       (1,817,846)      (7,850,485)       (4,575,371)
                                    ------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018                 18,201,865       4,165,539       2,272,396        11,577,900       41,752,173        24,995,761
   Contract purchase payments          773,213         508,470          47,669           659,398          277,056           545,434
   Contract terminations,
    withdrawal payments
    and charges                     (1,910,614)       (719,109)       (498,348)       (1,334,567)      (5,881,774)       (2,945,877)
                                    ------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                 17,064,464       3,954,900       1,821,717        10,902,731       36,147,455        22,595,318
                                    ================================================================================================

  67

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                     SEGREGATED SUB-ACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                                      IVY VIP         IVY VIP           IVY VIP          IVY VIP          IVY VIP
                                    IVY VIP CORE     CORPORATE        ENERGY            GLOBAL          GLOBAL EQ         GLOBAL
                                    EQUITY CL II    BOND CL II         CL II          BOND CL II        INC CL II      GROWTH CL II
                                   -------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                 35,513,180      99,255,005       5,658,847         6,075,336        9,197,541        27,217,889
   Contract purchase payments          705,130       5,964,324         441,403           342,250          297,339         2,062,723
   Contract terminations,
    withdrawal payments
    and charges                     (5,162,364)    (12,300,443)     (1,375,206)         (682,398)      (1,340,314)       (5,774,917)
                                   -------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018                 31,055,946      92,918,886       4,725,044         5,735,188        8,154,566        23,505,695
   Contract purchase payments          768,504       2,203,015       1,293,029           257,265          140,896           439,957
   Contract terminations,
    withdrawal payments
    and charges                     (3,942,016)    (12,955,672)     (1,042,765)         (648,705)      (1,244,946)       (3,585,585)
                                   -------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                 27,882,434      82,166,229       4,975,308         5,343,748        7,050,516        20,360,067
                                   =================================================================================================

                                     SEGREGATED SUB-ACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                                                                                                           IVY VIP
                                    IVY VIP GOVT      IVY VIP          IVY VIP          IVY VIP          IVY VIP          MICRO CAP
                                    MONEY MARKET      GROWTH         HIGH INCOME       INTL CORE      LIMITED-TERM         GROWTH
                                        CL II          CL II            CL II        EQUITY CL II      BOND CL II         CL II (A)
                                   -------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                 10,306,425      20,176,873      61,836,490        51,104,758       41,053,792         9,953,073
   Contract purchase payments        3,871,080         219,614       3,548,510         2,326,272        3,373,684         2,474,305
   Contract terminations,
    withdrawal payments
    and charges                     (2,591,011)     (4,051,709)     (9,124,162)       (6,075,386)      (4,279,686)      (12,427,378)
                                   -------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018                 11,586,494      16,344,778      56,260,838        47,355,644       40,147,790                --
   Contract purchase payments        2,935,736         193,981       1,599,916         1,627,319        4,076,108                --
   Contract terminations,
    withdrawal payments
    and charges                     (3,676,530)     (3,002,480)     (6,328,723)       (6,009,142)      (4,635,628)               --
                                   -------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                 10,845,700      13,536,279      51,532,031        42,973,821       39,588,270                --
                                   =================================================================================================

  68

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                     SEGREGATED SUB-ACCOUNTS
                                  ---------------------------------------------------------------------------------------------

                                   IVY VIP MID      IVY VIP      IVY VIP PATH    IVY VIP PATH    IVY VIP PATH    IVY VIP PATH
                                   CAP GROWTH     NATURAL RES     AGGRESSIVE        CONSERV        MOD - MV       MOD AGGR -
                                      CL II          CL II           CL II           CL II           CL II         MV CL II
                                  ---------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017               20,971,477      30,896,398     10,588,800       21,343,297     334,654,129      62,982,691
   Contract purchase payments      1,369,331       3,630,951        468,897        1,161,070      26,598,010       5,037,404
   Contract terminations,
    withdrawal payments
    and charges                   (3,896,736)     (4,653,764)    (2,007,089)      (4,144,465)    (10,258,027)     (5,711,086)
                                  ---------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018               18,444,072      29,873,585      9,050,608       18,359,902     350,994,112      62,309,009
   Contract purchase payments      2,480,783       5,527,162        106,128        3,078,208      18,055,483       2,783,647
   Contract terminations,
    withdrawal payments
    and charges                   (2,934,614)     (5,524,248)    (1,013,577)      (4,255,786)    (14,272,762)     (4,644,582)
                                  ---------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019               17,990,241      29,876,499      8,143,159       17,182,324     354,776,833      60,448,074
                                  =============================================================================================

                                     SEGREGATED SUB-ACCOUNTS
                                 ----------------------------------------------------------------------------------------------

                                  IVY VIP PATH                   IVY VIP PATH   IVY VIP PATH       IVY VIP        IVY VIP
                                    MOD AGGR      IVY VIP PATH    MOD CONS -      MOD CONS        SCIENCE &      SECURIAN
                                      CL II         MOD CL II      MV CL II         CL II        TECH CL II    RE SEC CL II
                                 ----------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017              156,367,354      135,101,927     30,564,276      45,918,574     18,844,531       4,241,131
   Contract purchase payments      1,730,629        1,527,111      1,698,240         312,705      1,569,483         184,059
   Contract terminations,
    withdrawal payments
    and charges                  (25,929,987)     (20,910,083)    (3,240,405)     (7,256,857)    (4,062,424)       (952,481)
                                 ----------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018              132,167,996      115,718,955     29,022,111      38,974,422     16,351,590       3,472,709
   Contract purchase payments         55,731           88,302      3,163,668         242,069      2,263,186          58,989
   Contract terminations,
    withdrawal payments
    and charges                  (20,509,740)     (21,690,987)    (5,719,917)     (6,015,259)    (2,653,500)       (694,099)
                                 ----------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019              111,713,987       94,116,270     26,465,862      33,201,232     15,961,276       2,837,599
                                 ==============================================================================================

  69

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                     SEGREGATED SUB-ACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                                                                                          JANUS
                                       IVY VIP        IVY VIP                            JANUS          HENDERSON           JANUS
                                      SMALL CAP      SMALL CAP         IVY VIP         HENDERSON        FLEXIBLE          HENDERSON
                                     CORE CL II    GROWTH CL II      VALUE CL II      BALANCED SS        BOND SS          FORTY SS
                                   -------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                  19,223,253     12,699,244      31,763,857         9,024,860       20,678,489        15,201,681
   Contract purchase payments           785,622     12,344,007         638,275         1,423,904        2,354,183         2,820,648
   Contract terminations,
    withdrawal payments
    and charges                      (3,595,571)    (3,865,747)     (5,266,332)       (1,122,626)      (2,615,227)       (3,103,223)
                                   -------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018                  16,413,304     21,177,504      27,135,800         9,326,138       20,417,445        14,919,106
   Contract purchase payments           728,480        884,875         533,083         1,500,792        3,043,429         2,355,026
   Contract terminations,
    withdrawal payments
    and charges                      (2,450,099)    (4,656,953)     (3,797,053)         (982,831)      (2,094,253)       (1,860,289)
                                   -------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                  14,691,685     17,405,426      23,871,830         9,844,099       21,366,621        15,413,843
                                   =================================================================================================

                                     SEGREGATED SUB-ACCOUNTS
                                  ---------------------------------------------------------------------------------------------

                                      JANUS          JANUS       MFS VIT -
                                    HENDERSON      HENDERSON      MID CAP      MFS VIT II -     MORGSTANLEY    MORNINGSTAR
                                   MID CAP VAL     OVERSEAS       GROWTH      INTL INTRINSIC    VIF EMG MK     AGGR GROWTH
                                       SS             SS          SER SC          VAL SC          EQ CL 2       ETF CL II
                                  ---------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017               14,719,483      17,841,216       430,656      12,305,658      31,911,525       6,655,860
   Contract purchase payments        641,221         822,464       418,532       2,423,067       4,352,580         989,664
   Contract terminations,
    withdrawal payments
    and charges                   (1,274,094)     (3,028,284)     (297,049)     (1,049,463)     (5,224,993)       (894,948)
                                  ---------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018               14,086,610      15,635,396       552,139      13,679,262      31,039,112       6,750,576
   Contract purchase payments        397,908         484,766       816,329       1,416,219       1,108,378       1,081,004
   Contract terminations,
    withdrawal payments
    and charges                   (1,497,919)     (2,254,607)     (169,224)     (1,045,018)     (3,111,429)       (800,569)
                                  ---------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019               12,986,599      13,865,555     1,199,244      14,050,463      29,036,061       7,031,011
                                  =============================================================================================

  70

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                     SEGREGATED SUB-ACCOUNTS
                                  ----------------------------------------------------------------------------------------------

                                                                                                   NEUBERGER
                                   MORNINGSTAR     MORNINGSTAR     MORNINGSTAR     MORNINGSTAR      BERMAN         PIMCO VIT
                                  BALANCED ETF    CONSERVATIVE       GROWTH         INC & GRO       SUSTAIN       GLOBAL DIV
                                      CL II         ETF CL II       ETF CL II    ASSET ALL CL II    EQ S CL      ALLOC ADV CL
                                  ----------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017               45,724,499       11,613,311     18,788,815       21,624,118      2,096,421     112,211,435
   Contract purchase payments        555,087        1,959,088      2,186,830          931,536         85,912      24,357,203
   Contract terminations,
    withdrawal payments
    and charges                   (7,759,707)      (2,300,892)    (4,409,994)      (4,215,633)      (434,519)     (1,821,164)
                                  ----------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018               38,519,879       11,271,507     16,565,651       18,340,021      1,747,814     134,747,474
   Contract purchase payments        938,461        3,428,654      1,391,501          663,869        185,541      18,560,809
   Contract terminations,
    withdrawal payments
    and charges                   (5,125,020)      (3,002,073)    (3,438,544)      (2,488,361)      (211,850)     (3,518,384)
                                  ----------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019               34,333,320       11,698,088     14,518,608       16,515,529      1,721,505     149,789,899
                                  ----------------------------------------------------------------------------------------------

                                     SEGREGATED SUB-ACCOUNTS
                                  ----------------------------------------------------------------------------------------------

                                    PIMCO VIT       PIMCO VIT       PUTNAM VT       PUTNAM VT      PUTNAM VT       PUTNAM VT
                                  LOW DURATION    TOTAL RETURN    EQUITY INCOME    GROWTH OPP       INTL EQ         SUSTAIN
                                     ADV CL          ADV CL           CL IB           CL IB          CL IB       LEADERS CL IB
                                  ----------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017               61,531,245      143,049,407       5,826,254       2,427,185      1,581,531         626,557
   Contract purchase payments      3,414,339        7,000,210         417,547       1,952,884         85,529         133,235
   Contract terminations,
    withdrawal payments
    and charges                   (7,892,006)     (15,739,416)       (756,940)       (611,799)      (204,034)       (239,561)
                                  ----------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018               57,053,578      134,310,201       5,486,861       3,768,270      1,463,026         520,231
   Contract purchase payments      4,366,915        6,814,062         298,124       1,578,362         44,004          96,490
   Contract terminations,
    withdrawal payments
    and charges                   (4,755,798)     (13,580,390)       (756,754)       (636,669)      (172,262)       (126,094)
                                  ----------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019               56,664,695      127,543,873       5,028,231       4,709,963      1,334,768         490,627
                                  ==============================================================================================

  71

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                     SEGREGATED SUB-ACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                      SFT CORE          SFT          SFT GOVT             SFT              SFT               SFT
                                        BOND          DYNAMIC          MONEY           INDEX 400        INDEX 500         INTL BOND
                                        CL 2          MGD VOL         MARKET            MC CL 2           CL 2              CL 2
                                   -------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                122,739,561     264,099,934      23,754,702        18,394,450       47,963,283        47,387,202
   Contract purchase payments       34,877,916      46,178,964      28,694,942           566,017        2,110,539         2,875,868
   Contract terminations,
    withdrawal payments
    and charges                    (15,840,800)     (4,263,966)    (22,959,195)       (2,566,387)      (6,307,267)       (4,983,035)
                                   -------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018                141,776,677     306,014,932      29,490,449        16,394,080       43,766,555        45,280,035
   Contract purchase payments        5,936,639      56,678,389      12,370,092           828,436        2,208,465         2,057,960
   Contract terminations,
    withdrawal payments
    and charges                    (13,543,031)     (5,795,590)    (17,999,590)       (2,142,729)      (4,126,333)       (4,789,621)
                                   -------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                134,170,285     356,897,731      23,860,951        15,079,787       41,848,687        42,548,374
                                   =================================================================================================

                                     SEGREGATED SUB-ACCOUNTS
                                   -------------------------------------------------------------------------------------------------

                                                      SFT IVY                             SFT              SFT               SFT
                                       SFT IVY       SMALL CAP        SFT MGD          MORTGAGE        REAL ESTATE         T. ROWE
                                       GROWTH         GROWTH        VOL EQUITY         CL 2 (B)           CL 2           PRICE VALUE
                                   -------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                 55,249,424      14,741,542     216,662,904        38,304,770       19,017,328        40,399,908
   Contract purchase payments        1,833,398       1,609,360      50,187,020         1,445,040        1,083,991           555,953
   Contract terminations,
    withdrawal payments
    and charges                    (10,744,620)     (2,874,894)     (4,877,044)      (39,749,810)      (2,894,248)       (4,958,553)
                                   -------------------------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018                 46,338,202      13,476,008     261,972,880                --       17,207,071        35,997,308
   Contract purchase payments          494,987       2,188,683      40,639,071                --          445,221           281,124
   Contract terminations,
    withdrawal payments
    and charges                     (7,632,870)     (2,919,568)     (6,425,666)               --       (2,418,775)       (4,691,773)
                                   -------------------------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                 39,200,319      12,745,123     296,186,285                --       15,233,517        31,586,659
                                   =================================================================================================

  72

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                                                    SEGREGATED SUB-ACCOUNTS
                                   --------------------------------------------------------------------------------

                                         SFT                                                            TOPS MGD
                                     WELLINGTON      TOPS MGD         TOPS MGD         TOPS MGD         RISK MOD
                                     CORE EQUITY     RISK BAL         RISK FLEX       RISK GROWTH        GROWTH
                                        CL 2         ETF CL 2            ETF           ETF CL 2         ETF CL 2
                                   --------------------------------------------------------------------------------

Units outstanding at
  December 31, 2017                  15,900,926     18,538,227     109,558,806        68,252,439       21,726,938
   Contract purchase payments           348,760      1,713,641      12,182,544         1,490,607          890,663
   Contract terminations,
    withdrawal payments
    and charges                      (2,395,413)    (3,383,130)     (4,312,994)       (4,017,139)      (2,750,489)
                                   --------------------------------------------------------------------------------
Units outstanding at
  December 31, 2018                  13,854,273     16,868,738     117,428,356        65,725,907       19,867,112
   Contract purchase payments           284,488        338,648      13,753,227         1,238,741          465,914
   Contract terminations,
    withdrawal payments
    and charges                      (1,803,152)    (1,750,645)     (8,248,703)       (4,504,820)      (2,224,628)
                                   --------------------------------------------------------------------------------

Units outstanding at
  December 31, 2019                  12,335,609     15,456,741     122,932,880        62,459,828       18,108,398
                                   ================================================================================

(a) For the period from January 1, 2018 through November 2, 2018.
(b) For the period from January 1, 2018 through November 30, 2018.

(7)      FINANCIAL HIGHLIGHTS

         A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios, and total returns for the years or periods ended December 31, 2019, 2018, 2017, 2016, and 2015 is as follows:

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  ---------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  ---------------------------------------------------

AB VPS DYN ASSET ALLOC CL B

     2019                      145,664,319  $ 1.20 to 1.27  $  184,428,353      1.81%      1.20% to 2.00%     11.89% to 14.89%
     2018                      140,789,839    1.06 to 1.11     156,549,236      1.63%      1.20% to 2.10%    (10.06)% to (7.63)%
     2017                      129,884,474    1.15 to 1.21     157,768,208      1.80%      1.20% to 2.35%     11.01% to 13.98%
     2016                      123,375,511    1.03 to 1.08     132,664,227      0.60%      1.20% to 2.35%      0.37% to 2.75%
     2015                       98,241,805    1.02 to 1.05     103,428,549      0.72%      1.20% to 2.35%    (4.17)% to (2.48)%

AB VPS INTL VALUE CL B

    2019                           876,925    0.56 to 0.63        553,001       0.75%     1.20% to 2.10%     13.39% to 15.40%
    2018                         1,097,686    0.49 to 0.55        599,848       1.08%     1.20% to 2.10%   (25.23)% to (23.90)%
    2017                         1,064,265    0.66 to 0.72        764,257       2.11%     1.20% to 2.00%     21.47% to 23.61%
    2016                         1,326,000    0.52 to 0.58        770,341       1.09%     1.20% to 2.50%    (3.67)% to (1.98)%
    2015                         1,382,791    0.53 to 0.59        819,546       2.05%     1.20% to 2.50%     (0.58)% to 1.18%

  73

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  ---------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  ---------------------------------------------------

AMER CENTURY II VP INFL PRO CL II

    2019                        45,951,652  $ 1.12 to 1.31  $  60,231,050       2.30%     1.20% to 2.45%      5.74% to 8.58%
    2018                        50,130,630    1.03 to 1.22     61,064,953       2.79%     1.20% to 2.70%    (5.66)% to (3.11)%
    2017                        55,896,908    1.09 to 1.27     70,913,713       2.62%     1.20% to 2.70%      0.67% to 3.36%
    2016                        55,809,466    1.08 to 1.24     69,117,411       1.83%     1.20% to 2.70%      1.36% to 3.77%
    2015                        60,467,019    1.06 to 1.20     72,601,127       1.97%     1.20% to 2.70%    (5.30)% to (3.63)%

AMER CENTURY VP INC & GROWTH CL II

    2019                         1,337,350    1.91 to 3.16       4,155,920      1.80%      1.20% to 2.10%     20.15% to 22.27%
    2018                         1,588,118    1.57 to 2.58       4,045,863      1.65%      1.20% to 2.10%    (9.91)% to (8.31)%
    2017                         1,706,564    1.71 to 2.81       4,744,487      2.07%      1.20% to 2.35%     16.81% to 18.87%
    2016                         1,966,053    1.46 to 2.37       4,607,075      2.19%      1.20% to 2.35%      9.92% to 11.85%
    2015                         1,505,202    1.63 to 2.12       3,142,886      1.82%      1.20% to 2.35%    (8.68)% to (7.07)%

AMER FUNDS IS GLOBAL BOND CL 2

    2019                        10,889,189    0.95 to 1.13      11,564,262      1.59%      0.15% to 2.45%      4.64% to 7.61%
    2018                        10,961,153    0.90 to 1.05      10,926,825      1.92%      0.15% to 2.45%    (4.22)% to (1.48)%
    2017                        12,481,352    0.94 to 1.07      12,758,060      0.39%      0.15% to 2.45%      3.76% to 6.70%
    2016                         9,219,030    0.90 to 1.00       8,925,291      0.66%      0.15% to 2.45%     (0.26)% to 2.56%
    2015                         6,453,310    0.90 to 0.98       6,153,395      0.05%      0.15% to 2.45%    (6.85)% to (4.21)%

AMER FUNDS IS GLOBAL GROWTH CL 2

    2019                         8,704,009    1.97 to 2.48     18,794,037       1.11%     0.15% to 2.10%     31.35% to 35.07%
    2018                         9,324,411    1.48 to 1.83     15,052,153       0.71%     0.15% to 2.10%    (11.70)% to (9.18)%
    2017                         8,510,494    1.65 to 2.02     15,212,264       0.70%     0.15% to 2.20%     27.66% to 31.27%
    2016                         8,123,364    1.26 to 1.54     11,164,434       0.94%     0.15% to 2.50%     (2.30)% to 0.47%
    2015                         7,395,103    1.29 to 1.53     10,205,737       1.08%     0.15% to 2.50%      3.83% to 6.78%

AMER FUNDS IS GLOBAL SMALL CAP CL 2

    2019                         9,128,913    1.46 to 2.06     15,008,245       0.16%     0.15% to 2.45%     27.70% to 31.32%
    2018                         9,147,818    1.14 to 1.56     11,537,367       0.08%     0.15% to 2.45%   (13.16)% to (10.68)%
    2017                         8,081,844    1.28 to 1.75     11,531,864       0.43%     0.15% to 2.70%     22.25% to 25.71%
    2016                         7,033,452    1.06 to 1.39      8,074,827       0.27%     0.15% to 2.50%     (0.86)% to 1.95%
    2015                         5,816,934    1.06 to 1.37      6,624,674       0.00%     0.15% to 2.50%     (2.65)% to 0.12%

AMER FUNDS IS GROWTH CL 2

    2019                        30,305,573    2.32 to 2.57     77,887,903       0.77%     1.20% to 2.40%     26.97% to 30.38%
    2018                        28,048,019    1.80 to 1.99     55,787,811       0.46%     1.20% to 2.50%    (3.16)% to (0.55)%
    2017                        23,982,641    1.85 to 2.02     48,400,540       0.53%     1.20% to 2.50%     24.58% to 27.91%
    2016                        22,180,173    1.48 to 1.59     35,311,313       0.80%     1.20% to 2.50%      6.31% to 8.84%
    2015                        19,494,302    1.38 to 1.47     28,687,226       0.68%     1.20% to 2.50%      3.75% to 5.58%

AMER FUNDS IS GROWTH-INC CL 2

    2019                        14,000,249    2.20 to 2.45     34,345,982       1.71%     1.20% to 2.45%     22.47% to 25.76%
    2018                        14,412,641    1.79 to 1.97     28,369,512       1.41%     1.20% to 2.45%    (4.66)% to (2.08)%
    2017                        14,681,074    1.87 to 2.03     29,780,789       1.29%     1.20% to 2.45%     18.84% to 22.02%
    2016                        18,071,816    1.56 to 1.68     30,314,808       1.64%     1.20% to 2.45%      8.29% to 10.86%
    2015                        13,268,242    1.43 to 1.52     20,197,968       1.62%     1.20% to 2.50%     (1.49)% to 0.24%

  74

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  ---------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  ---------------------------------------------------

AMER FUNDS IS INTL CL 2

    2019                        13,926,792  $ 1.24 to 1.75  $  19,349,862       1.46%     0.15% to 2.40%     19.31% to 22.70%
    2018                        14,315,001    1.04 to 1.42     16,378,495       1.72%     0.15% to 2.40%   (15.67)% to (13.26)%
    2017                        13,816,082    1.20 to 1.64     18,460,055       1.28%     0.15% to 2.70%     28.32% to 31.95%
    2016                        14,209,167    0.93 to 1.24     14,498,583       1.38%     0.15% to 2.70%      0.53% to 3.38%
    2015                        14,409,869    0.92 to 1.20     14,363,362       1.55%     0.15% to 2.70%    (7.30)% to (4.67)%

AMER FUNDS IS NEW WORLD CL 2

    2019                        11,457,399    1.18 to 1.59      15,134,236      0.98%      0.15% to 2.45%     25.39% to 28.95%
    2018                        11,425,190    0.93 to 1.23      11,829,216      0.88%      0.15% to 2.45%   (16.55)% to (14.17)%
    2017                        10,293,485    1.09 to 1.43      12,575,951      0.94%      0.15% to 2.70%     25.69% to 29.25%
    2016                         9,834,097    0.88 to 1.11       9,352,789      0.87%      0.15% to 2.45%      2.21% to 5.10%
    2015                         7,991,772    0.86 to 1.06       7,289,640      0.59%      0.15% to 2.45%    (5.96)% to (3.29)%

AMER FUNDS IS US GOVT/AAA CL 2

    2019                       13,002,507     1.03 to 1.13     14,383,107      2.12%      0.15% to 2.00%      2.26% to 5.16%
    2018                       11,706,104     1.00 to 1.08     12,412,341      1.74%      0.15% to 2.00%     (2.21)% to 0.58%
    2017                       12,580,937     1.01 to 1.07     13,394,184      1.38%      0.15% to 2.00%     (1.36)% to 1.44%
    2016                       11,704,406     0.99 to 1.06     12,409,965      1.47%      0.15% to 2.45%     (1.75)% to 1.04%
    2015                        8,602,778     1.00 to 1.06      9,122,486      1.53%      0.15% to 2.45%     (1.36)% to 1.44%

CLEARBRIDGE SM CAP GROWTH CL II

    2019                         9,349,450    1.48 to 1.55     14,513,001       0.00%     1.20% to 2.20%      22.87% to 26.17%
    2018                        12,450,780    1.20 to 1.24     15,456,349       0.00%     1.20% to 2.20%       0.19% to 2.90%
    2017                         9,286,956    1.19 to 1.22     11,305,983       0.00%     1.20% to 2.20%      20.32% to 23.54%
    2016                         1,710,336    0.98 to 0.99      1,700,508       0.00%     1.20% to 2.20%       2.48% to 4.91%
    2015   (a)                     890,548    0.95 to 0.95        849,020       0.00%     1.20% to 2.10%     (5.76)% to (4.65)%

FIDELITY VIP EQUITY-INCOME SC 2

    2019                        22,505,002    1.70 to 3.31     65,428,148       1.78%     0.15% to 2.40%     23.41% to 26.92%
    2018                        25,307,084    1.36 to 2.61     58,618,917       1.97%     0.15% to 2.40%    (11.21)% to (8.67)%
    2017                        29,150,137    1.51 to 2.85     74,769,748       1.43%     0.15% to 2.50%      9.39% to 12.48%
    2016                        35,486,982    1.36 to 2.54     81,880,565       2.28%     0.15% to 2.50%     14.30% to 17.53%
    2015                        35,793,713    1.53 to 2.16     70,913,034       2.86%     0.15% to 2.50%    (7.02)% to (4.38)%

FIDELITY VIP MID CAP SC2

    2019                         7,247,566    1.95 to 6.19     34,926,761       0.67%     0.15% to 2.45%     19.59% to 22.99%
    2018                         7,835,597    1.60 to 5.03     31,043,856       0.40%     0.15% to 2.50%   (17.27)% to (14.90)%
    2017                         8,546,622    1.91 to 5.91     40,237,967       0.49%     0.15% to 2.50%     17.04% to 20.36%
    2016                         9,231,817    1.63 to 4.91     36,510,194       0.31%     0.15% to 2.50%      8.68% to 11.76%
    2015                        10,235,423    2.43 to 4.39     36,635,920       0.24%     0.15% to 2.50%    (4.49)% to (1.78)%

FRANKLIN MUTUAL SHS VIP CL 2

    2019                         2,845,556    1.59 to 2.79       7,854,993      1.70%      1.20% to 2.45%     19.01% to 21.11%
    2018                         3,574,053    1.31 to 2.30       8,153,119      2.35%      1.20% to 2.45%   (11.73)% to (10.16)%
    2017                         4,190,741    1.46 to 2.56      10,649,793      2.72%      1.20% to 2.45%      5.21% to 7.06%
    2016                         2,650,681    1.80 to 2.40       6,244,316      1.97%      1.20% to 2.45%     12.69% to 14.68%
    2015                         3,135,716    1.58 to 2.09       6,445,223      3.01%      1.20% to 2.50%    (7.70)% to (6.07)%

  75

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  ---------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  ---------------------------------------------------

FRANKLIN SMALL CAP VAL VIP CL 2

    2019                        14,689,792  $  1.72 to 2.01  $  29,457,156       1.06%     1.20% to 2.45%     22.68% to 25.97%
    2018                        15,442,389     1.36 to 1.61     24,804,342       0.89%     1.20% to 2.70%   (15.42)% to (13.14)%
    2017                        15,748,220     1.60 to 1.87     29,386,671       0.46%     1.20% to 2.70%      7.45% to 10.32%
    2016                        21,381,321     1.45 to 1.71     36,490,421       0.79%     1.20% to 2.95%     26.41% to 29.41%
    2015                        18,141,802     1.15 to 1.33     24,068,722       0.63%     1.20% to 2.95%    (10.08)% to (8.49)%

FRANKLIN SM-MD CAP GR VIP CL 2

    2019                         4,455,235    1.83 to 3.79      10,830,812      0.00%      0.15% to 2.45%     27.61% to 31.24%
    2018                         4,573,442    1.41 to 2.92       8,507,597      0.00%      0.15% to 2.45%    (8.14)% to (5.51)%
    2017                         4,766,619    1.51 to 3.12       9,497,577      0.00%      0.15% to 2.45%     17.88% to 21.22%
    2016                         5,252,793    1.26 to 2.60       8,851,759      0.00%      0.15% to 2.45%      1.15% to 4.01%
    2015                         6,223,230    1.23 to 2.53      10,189,765      0.00%      0.15% to 2.45%    (5.49)% to (2.80)%

FRANKLIN TEMP DEV MKTS VIP CL 2

    2019                         7,160,289    1.13 to 3.72     22,032,042       0.99%     0.15% to 2.45%     23.01% to 26.51%
    2018                         8,122,886    0.91 to 2.97     19,864,894       0.85%     0.15% to 2.50%   (18.26)% to (15.92)%
    2017                        10,013,524    1.09 to 3.57     29,191,896       0.98%     0.15% to 2.50%     36.34% to 40.20%
    2016                         9,834,949    0.79 to 2.57     21,167,985       0.80%     0.15% to 2.50%     14.04% to 17.26%
    2015                        10,479,753    1.12 to 2.22     19,589,327       2.01%     0.15% to 2.50%   (21.94)% to (19.72)%

GOLDMAN SACHS VIT GLOBAL TRENDS SS

    2019                       143,210,825    1.13 to 1.20    171,659,855       1.53%     1.20% to 2.15%      8.68% to 11.60%
    2018                       134,973,011    1.03 to 1.08    146,277,943       0.70%     1.20% to 2.15%    (7.13)% to (4.62)%
    2017                       120,952,473    1.10 to 1.15    138,687,440       0.31%     1.20% to 2.15%      9.83% to 12.77%
    2016                       114,933,333    0.99 to 1.03    117,911,955       0.31%     1.20% to 2.15%      1.31% to 3.72%
    2015                        97,516,000    0.98 to 1.00     97,038,369       0.11%     1.20% to 1.95%    (8.55)% to (6.94)%

GOLDMAN SACHS VIT HQ FLT RT SS

    2019                        37,744,677    0.94 to 1.06     40,073,356       2.08%     1.20% to 2.45%     (0.96)% to 1.70%
    2018                        39,130,532    0.95 to 1.05     41,216,580       1.89%     1.20% to 2.45%     (1.47)% to 1.19%
    2017                        38,287,569    0.95 to 1.05     40,213,342       1.27%     1.20% to 2.45%     (1.48)% to 1.16%
    2016                        37,151,922    0.96 to 1.05     38,919,618       1.00%     1.20% to 2.45%     (1.92)% to 0.41%
    2015                        36,212,613    0.98 to 1.05     38,011,013       0.44%     1.20% to 2.45%    (3.32)% to (1.61)%

INVESCO OPPHMR VI INTL GROWTH SR II

    2019                        11,499,715    1.37 to 3.54     40,362,306       0.71%     1.20% to 2.45%     24.23% to 27.57%
    2018                        12,149,726    1.09 to 2.81     33,738,689       0.58%     1.20% to 2.45%   (21.91)% to (19.79)%
    2017                        11,538,292    1.37 to 3.54     40,259,364       1.16%     1.20% to 2.45%     22.78% to 26.07%
    2016                        12,647,966    1.10 to 2.85     35,350,316       0.82%     1.20% to 2.45%    (5.54)% to (3.29)%
    2015                        12,397,949    1.92 to 2.97     36,036,841       0.91%     1.20% to 2.45%      0.11% to 1.88%

INVESCO OPPHMR VI MS SM CAP SR II

    2019                         1,481,191    1.80 to 2.10       3,111,459      0.00%      1.20% to 2.45%     22.47% to 24.63%
    2018                         1,755,555    1.46 to 1.69       2,958,865      0.06%      1.20% to 2.50%   (13.16)% to (11.61)%
    2017                         1,995,195    1.67 to 1.91       3,804,500      0.62%      1.20% to 2.50%     10.61% to 12.56%
    2016                         2,251,277    1.50 to 1.69       3,813,911      0.25%      1.20% to 2.50%     14.26% to 16.27%
    2015                         1,933,062    1.31 to 1.46       2,816,556      0.58%      1.20% to 2.50%    (8.83)% to (7.21)%

  76

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  ---------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  ---------------------------------------------------

INVESCO VI AMERICAN VALUE SR II

    2019                         5,093,501  $ 1.51 to 1.76  $   8,972,204       0.41%     1.20% to 2.45%     21.09% to 24.33%
    2018                         5,452,204    1.24 to 1.43      7,794,038       0.19%     1.20% to 2.45%   (15.41)% to (13.13)%
    2017                         5,878,078    1.42 to 1.66      9,760,708       0.60%     1.20% to 2.70%      6.50% to 9.35%
    2016                         6,023,777    1.33 to 1.53      9,229,462       0.12%     1.20% to 2.70%     11.88% to 14.53%
    2015                         5,628,822    1.19 to 1.35      7,575,022       0.01%     1.20% to 2.70%   (12.00)% to (10.44)%

INVESCO VI COMSTOCK SR II

    2019                        17,064,464    1.90 to 3.26     55,565,379       1.70%     1.20% to 2.45%     21.31% to 24.57%
    2018                        18,201,865    1.54 to 2.64     48,010,117       1.43%     1.20% to 2.45%   (14.93)% to (12.63)%
    2017                        19,423,798    1.78 to 3.05     59,173,015       2.05%     1.20% to 2.45%     14.17% to 17.22%
    2016                        19,290,413    1.54 to 2.62     50,583,685       1.34%     1.20% to 2.45%     13.60% to 16.29%
    2015                        21,375,781    1.71 to 2.27     48,489,273       1.66%     1.20% to 2.45%    (8.92)% to (7.31)%

INVESCO VI EQUITY & INC SR II

    2019                         3,954,900    1.52 to 2.09       8,230,525      2.31%      1.20% to 2.45%     16.52% to 19.65%
    2018                         4,165,539    1.28 to 1.76       7,310,864      2.01%      1.20% to 2.45%   (12.37)% to (10.00)%
    2017                         3,926,062    1.44 to 1.98       7,723,635      1.59%      1.20% to 2.45%      7.57% to 10.45%
    2016                         2,810,199    1.31 to 1.81       5,038,654      1.55%      1.20% to 2.25%     11.51% to 14.15%
    2015                         2,623,652    1.30 to 1.59       4,142,909      2.43%      1.20% to 2.25%    (5.42)% to (3.75)%

INVESCO VI GROWTH & INC SR II

    2019                         1,821,717    1.90 to 3.29       5,987,196      1.48%      1.20% to 2.10%     21.22% to 23.36%
    2018                         2,272,396    1.54 to 2.66       6,053,951      1.75%      1.20% to 2.10%   (16.12)% to (14.63)%
    2017                         2,685,321    1.81 to 3.12       8,379,934      1.25%      1.20% to 2.10%     10.73% to 12.68%
    2016                         3,277,045    1.61 to 2.77       9,075,732      0.82%      1.20% to 2.35%     15.97% to 18.01%
    2015                         1,223,875    1.79 to 2.35       2,872,050      2.41%      1.20% to 2.50%    (6.12)% to (4.47)%

INVESCO VI SM CAP EQUITY SR II

    2019                        10,902,731    1.47 to 1.72     18,710,744       0.00%     1.20% to 2.45%     22.65% to 25.94%
    2018                        11,577,900    1.16 to 1.37     15,918,876       0.00%     1.20% to 2.70%   (17.75)% to (15.53)%
    2017                        12,859,165    1.41 to 1.64     21,120,631       0.00%     1.20% to 2.70%     10.43% to 13.39%
    2016                        14,238,814    1.27 to 1.46     20,811,129       0.00%     1.20% to 2.70%      8.60% to 11.17%
    2015                        15,533,334    1.17 to 1.32     20,544,059       0.00%     1.20% to 2.70%    (8.48)% to (6.87)%

IVY VIP ASSET STRATEGY CL II

    2019                        36,147,455    1.13 to 3.42    120,535,009       2.05%     1.20% to 2.45%     18.24% to 21.41%
    2018                        41,752,173    0.95 to 2.84    115,710,335       1.76%     1.20% to 2.50%    (8.20)% to (5.72)%
    2017                        48,881,786    1.02 to 3.04    145,050,136       1.54%     1.20% to 2.50%     14.85% to 17.92%
    2016                        57,198,258    0.88 to 2.60    145,355,667       0.59%     1.20% to 2.70%    (5.39)% to (3.15)%
    2015                        67,358,063    0.92 to 2.71    178,007,763       0.36%     1.20% to 2.70%    (11.01)% to (9.44)%

IVY VIP BALANCED CL II

    2019                        22,595,318    1.41 to 10.89    99,693,740       1.74%     0.15% to 2.45%     18.54% to 21.91%
    2018                        24,995,761    1.18 to 8.94     91,752,882       1.58%     0.15% to 2.45%    (6.07)% to (3.39)%
    2017                        28,758,018    1.24 to 9.25    108,956,665       1.60%     0.15% to 2.45%      8.14% to 11.20%
    2016                        32,270,184    1.13 to 8.32    110,047,146       1.38%     0.15% to 2.35%     (0.93)% to 1.88%
    2015                        34,877,083    1.13 to 8.16    120,157,549       0.91%     0.15% to 2.35%    (3.22)% to (0.47)%

  77

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  --------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  --------------------------------------------------

IVY VIP CORE EQUITY CL II

    2019                        27,882,434  $ 1.71 to 3.99  $ 101,475,668       0.57%     0.15% to 2.45%     27.28% to 30.89%
    2018                        31,055,946    1.33 to 3.05     87,210,695       0.46%     0.15% to 2.45%    (7.30)% to (4.65)%
    2017                        35,513,180    1.42 to 3.20    105,701,928       0.44%     0.15% to 2.45%     17.25% to 20.57%
    2016                        39,782,237    1.20 to 2.65     99,292,010       0.45%     0.15% to 2.70%      0.73% to 3.58%
    2015                        42,301,761    1.18 to 2.57    102,974,780       0.35%     0.15% to 2.70%    (3.58)% to (0.84)%

IVY VIP CORPORATE BOND CL II

    2019                        82,166,229    1.12 to 1.51    123,702,342       2.80%     1.25% to 2.35%      9.57% to 10.78%
    2018                        92,918,886    1.02 to 1.36    126,271,968       2.13%     1.25% to 2.35%    (4.19)% to (3.13)%
    2017                        99,255,005    1.06 to 1.40    139,237,719       1.57%     1.25% to 2.35%      1.61% to 2.73%
    2016                        97,186,829    1.04 to 1.37    132,718,740       2.34%     1.25% to 2.35%      1.62% to 2.74%
    2015                       103,645,819    1.02 to 1.33    137,757,285       2.92%     1.25% to 2.35%    (2.13)% to (1.04)%

IVY VIP ENERGY CL II

    2019                         4,975,308    0.53 to 0.72      3,583,796       0.00%     1.25% to 2.35%      1.08% to 2.19%
    2018                         4,725,044    0.52 to 0.70      3,330,554       0.00%     1.25% to 2.35%   (35.68)% to (34.96)%
    2017                         5,658,847    0.81 to 1.08      6,132,622       0.77%     1.25% to 2.35%   (14.67)% to (13.73)%
    2016                         5,561,489    0.94 to 1.26      6,986,082       0.14%     1.25% to 2.35%     31.43% to 32.88%
    2015                         6,007,854    0.71 to 0.95      5,679,106       0.06%     1.25% to 2.35%   (23.95)% to (23.11)%

IVY VIP GLOBAL BOND CL II

    2019                         5,343,748    1.07 to 1.15       6,139,967      3.66%      1.25% to 2.10%      6.88% to 8.06%
    2018                         5,735,188    1.00 to 1.06       6,098,144      2.84%      1.25% to 2.10%    (2.51)% to (1.42)%
    2017                         6,075,336    1.02 to 1.08       6,553,101      2.75%      1.25% to 2.10%      1.85% to 2.98%
    2016                         6,418,348    1.00 to 1.05       6,722,983      3.57%      1.25% to 2.10%      4.56% to 5.71%
    2015                         6,759,875    0.95 to 0.99       6,698,183      3.70%      1.25% to 2.10%    (4.91)% to (3.86)%

IVY VIP GLOBAL EQ INC CL II

    2019                         7,050,516    1.46 to 2.45     17,299,866       2.83%     1.25% to 2.35%     20.29% to 21.62%
    2018                         8,154,566    1.21 to 2.02     16,451,615       1.66%     1.25% to 2.35%   (13.74)% to (12.78)%
    2017                         9,197,541    1.39 to 2.31     21,274,745       1.27%     1.25% to 2.35%     12.89% to 14.13%
    2016                        10,656,725    1.23 to 2.03     21,597,757       1.26%     1.25% to 2.35%      4.48% to 5.63%
    2015                        11,686,779    1.17 to 1.92     22,422,853       1.29%     1.25% to 2.35%    (4.33)% to (3.27)%

IVY VIP GLOBAL GROWTH CL II

    2019                        20,360,067    1.49 to 2.97     57,263,798       0.65%     1.20% to 2.45%     22.27% to 25.55%
    2018                        23,505,695    1.21 to 2.38     53,063,802       0.47%     1.20% to 2.45%    (9.01)% to (6.55)%
    2017                        27,217,889    1.31 to 2.57     66,215,059       0.05%     1.20% to 2.45%     20.92% to 24.15%
    2016                        31,623,038    1.07 to 2.09     62,464,755       0.22%     1.20% to 2.45%    (5.85)% to (3.62)%
    2015                        33,490,781    1.03 to 2.18     69,043,299       0.42%     1.20% to 2.70%      0.39% to 2.16%

IVY VIP GOVT MONEY MARKET CL II

    2019                        10,845,700    0.87 to 1.00     10,799,740       1.80%     1.25% to 2.10%     (0.54)% to 0.57%
    2018                        11,586,494    0.87 to 0.99     11,472,530       1.52%     1.25% to 2.10%     (0.84)% to 0.26%
    2017                        10,306,425    0.88 to 0.99     10,178,688       0.58%     1.25% to 2.10%    (1.74)% to (0.66)%
    2016                        10,552,171    0.89 to 0.99     10,490,486       0.12%     1.25% to 2.10%    (2.19)% to (1.11)%
    2015                        12,701,671    0.91 to 1.01     12,769,086       0.02%     1.25% to 2.10%    (2.30)% to (1.22)%

  78

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  --------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  --------------------------------------------------

IVY VIP GROWTH CL II

    2019                        13,536,279  $ 2.31 to 4.01  $  54,330,458       0.00%     1.25% to 2.35%     33.41% to 34.89%
    2018                        16,344,778    1.72 to 2.98     48,634,069       0.03%     0.15% to 2.35%     (0.11)% to 1.01%
    2017                        20,176,873    1.71 to 2.95     59,438,310       0.25%     0.15% to 2.35%     26.34% to 27.74%
    2016                        24,023,978    1.35 to 2.31     55,403,413       0.02%     0.15% to 2.35%    (1.12)% to (0.03)%
    2015                        26,869,223    1.35 to 2.31     61,983,332       0.11%     0.15% to 2.35%      4.68% to 5.84%

IVY VIP HIGH INCOME CL II

    2019                        51,532,031    1.14 to 2.44     76,894,647       6.56%     1.20% to 2.45%      7.96% to 10.86%
    2018                        56,260,838    1.05 to 2.22     77,346,530       6.27%     1.20% to 2.45%    (4.98)% to (2.41)%
    2017                        61,836,490    1.08 to 2.30     88,953,258       5.56%     1.20% to 2.70%      3.59% to 6.36%
    2016                        66,906,391    1.04 to 2.18     92,040,204       7.40%     1.20% to 2.95%     12.82% to 15.50%
    2015                        69,605,101    0.92 to 1.90     85,240,150       6.18%     1.20% to 2.95%    (9.22)% to (7.62)%

IVY VIP INTL CORE EQUITY CL II

    2019                        42,973,821    1.20 to 7.05    130,187,347       1.58%     0.15% to 2.45%     15.24% to 18.52%
    2018                        47,355,644    0.89 to 5.95    121,519,729       1.55%     0.15% to 2.70%   (20.22)% to (17.94)%
    2017                        51,104,758    1.11 to 7.25    161,570,566       1.41%     0.15% to 2.70%     19.59% to 22.97%
    2016                        58,407,766    0.90 to 5.89    150,580,435       1.38%     0.15% to 2.95%     (1.85)% to 0.93%
    2015                        63,849,455    0.92 to 5.84    164,116,138       1.29%     0.15% to 2.95%    (3.82)% to (1.09)%

IVY VIP LIMITED-TERM BOND CL II

    2019                        39,588,270    0.97 to 1.04     41,252,484       1.83%     1.25% to 2.10%      1.81% to 2.93%
    2018                        40,147,790    0.95 to 1.01     40,643,003       1.66%     1.25% to 2.10%    (1.57)% to (0.48)%
    2017                        41,053,792    0.96 to 1.02     41,759,776       1.56%     1.25% to 2.10%     (0.95)% to 0.15%
    2016                        39,002,161    0.97 to 1.02     39,615,179       1.48%     1.25% to 2.10%     (0.42)% to 0.68%
    2015                        37,007,768    0.97 to 1.01     37,336,399       1.52%     1.25% to 2.10%    (1.47)% to (0.38)%

IVY VIP MID CAP GROWTH CL II

    2019                        17,990,241    1.83 to 4.24     75,960,061       0.00%     1.20% to 2.45%     33.93% to 37.53%
    2018                        18,444,072    1.35 to 3.11     57,122,868       0.00%     1.20% to 2.50%    (2.98)% to (0.36)%
    2017                        20,971,477    1.38 to 3.15     65,783,331       0.00%     1.20% to 2.50%     23.22% to 26.52%
    2016                        24,100,613    1.11 to 2.51     60,308,547       0.00%     1.20% to 2.70%      3.04% to 5.48%
    2015                        25,882,239    1.06 to 2.39     61,788,557       0.00%     1.20% to 2.70%    (8.52)% to (6.90)%

IVY VIP NATURAL RES CL II

    2019                       29,876,499     0.48 to 0.93     27,705,370      0.96%      1.20% to 2.45%      6.28% to 9.13%
    2018                       29,873,585     0.44 to 0.86     25,614,572      0.30%      1.20% to 2.50%   (25.48)% to (23.46)%
    2017                       30,896,398     0.51 to 1.13     34,918,213      0.15%      1.20% to 2.70%     (0.02)% to 2.66%
    2016                       36,993,400     0.58 to 1.11     41,112,391      0.70%      1.20% to 2.50%     20.22% to 23.07%
    2015                       33,612,121     0.43 to 0.91     30,520,850      0.10%      1.20% to 2.70%   (24.65)% to (23.32)%

IVY VIP PATH AGGRESSIVE CL II

    2019                         8,143,159    1.56 to 1.93     15,688,116       2.75%     1.25% to 2.35%      20.37% to 21.71%
    2018                         9,050,608    1.29 to 1.58     14,326,252       1.83%     1.25% to 2.35%     (6.50)% to (5.46)%
    2017                        10,588,800    1.37 to 1.67     17,728,952       0.90%     1.25% to 2.35%      17.06% to 18.35%
    2016                        12,287,806    1.16 to 1.41     17,383,185       1.47%     1.25% to 2.10%       2.38% to 3.51%
    2015                        13,271,878    1.13 to 1.37     18,139,163       2.72%     1.25% to 2.10%     (1.99)% to (0.91)%

  79

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  --------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  --------------------------------------------------

IVY VIP PATH CONSERV CL II

    2019                        17,182,324  $ 1.31 to 1.52  $  26,124,046       2.00%     1.25% to 2.10%     11.99% to 13.23%
    2018                        18,359,902    1.15 to 1.34     24,651,926       1.14%     1.25% to 2.10%    (4.22)% to (3.15)%
    2017                        21,343,297    1.19 to 1.39     29,589,078       0.72%     1.25% to 2.10%      7.95% to 9.14%
    2016                        25,316,161    1.09 to 1.27     32,156,119       1.16%     1.25% to 2.10%      0.46% to 1.57%
    2015                        27,495,279    1.08 to 1.25     34,384,095       1.15%     1.25% to 2.10%    (1.88)% to (0.80)%

IVY VIP PATH MOD - MV CL II

    2019                      354,776,833     1.13 to 1.31    465,169,388      1.87%      0.30% to 1.90%     13.92% to 16.97%
    2018                      350,994,112     1.09 to 1.13    397,077,745      0.96%      1.20% to 1.90%    (6.81)% to (4.29)%
    2017                      334,654,129     1.16 to 1.19    399,263,202      0.45%      1.20% to 1.90%     10.50% to 13.46%
    2016                      325,186,838     1.04 to 1.06    345,138,193      0.57%      1.20% to 1.90%     (1.14)% to 1.21%
    2015                      252,688,811     1.04 to 1.06    266,681,466      0.00%      1.20% to 1.90%    (3.32)% to (1.61)%

IVY VIP PATH MOD AGGR - MV CL II

    2019                        60,448,074    1.30 to 1.36     82,011,572       2.05%     1.20% to 1.95%     15.83% to 18.94%
    2018                        62,309,009    1.11 to 1.15     71,739,910       1.30%     1.20% to 1.95%    (7.54)% to (5.04)%
    2017                        62,982,691    1.19 to 1.23     77,083,895       0.45%     1.20% to 1.95%     12.34% to 15.35%
    2016                        57,952,189    1.05 to 1.07     62,068,588       0.90%     1.20% to 1.95%     (0.61)% to 1.75%
    2015                        49,451,042    1.04 to 1.06     52,387,086       0.00%     1.20% to 1.95%    (3.59)% to (1.89)%

IVY VIP PATH MOD AGGR CL II

    2019                      111,713,987     1.48 to 1.80    201,110,945      2.71%      1.25% to 2.15%     18.58% to 19.89%
    2018                      132,167,996     1.24 to 1.50    198,449,344      1.76%      1.25% to 2.15%    (6.93)% to (5.90)%
    2017                      156,367,354     1.32 to 1.60    249,489,522      0.83%      1.25% to 2.35%     14.02% to 15.27%
    2016                      177,737,673     1.15 to 1.38    246,007,469      1.62%      1.25% to 2.35%      2.10% to 3.22%
    2015                      188,075,050     1.11 to 1.34    252,183,485      2.30%      1.25% to 2.35%    (2.26)% to (1.18)%

IVY VIP PATH MOD CL II

    2019                       94,116,270     1.41 to 1.70    160,434,570      2.61%      1.25% to 2.35%     16.29% to 17.57%
    2018                      115,718,955     1.19 to 1.45    167,766,421      1.40%      1.25% to 2.35%    (6.15)% to (5.10)%
    2017                      135,101,927     1.26 to 1.53    206,391,573      0.77%      1.25% to 2.35%     12.04% to 13.28%
    2016                      154,942,312     1.12 to 1.35    208,956,055      1.31%      1.25% to 2.35%      1.24% to 2.36%
    2015                      164,048,931     1.10 to 1.32    216,131,907      1.69%      1.25% to 2.35%    (2.01)% to (0.93)%

IVY VIP PATH MOD CONS - MV CL II

    2019                        26,465,862    1.18 to 1.25     33,027,532       1.74%     1.20% to 2.10%     11.55% to 14.55%
    2018                        29,022,111    1.05 to 1.10     31,917,372       0.91%     1.20% to 2.10%    (5.74)% to (3.19)%
    2017                        30,564,276    1.09 to 1.15     35,051,735       0.42%     1.20% to 2.35%      8.60% to 11.51%
    2016                        32,834,908    1.01 to 1.04     34,087,877       0.52%     1.20% to 2.10%     (1.73)% to 0.60%
    2015                        24,975,196    1.02 to 1.04     25,940,994       0.00%     1.20% to 2.00%    (3.41)% to (1.70)%

IVY VIP PATH MOD CONS CL II

    2019                        33,201,232    1.37 to 1.62     53,851,930       2.33%     1.25% to 1.90%     14.13% to 15.39%
    2018                        38,974,422    1.17 to 1.41     54,780,037       1.34%     1.25% to 1.90%    (4.94)% to (3.88)%
    2017                        45,918,574    1.22 to 1.46     67,144,721       0.82%     1.25% to 1.90%     10.15% to 11.37%
    2016                        53,685,982    1.10 to 1.31     70,486,377       1.30%     1.25% to 1.90%      0.71% to 1.82%
    2015                        57,293,113    1.09 to 1.29     73,874,734       1.48%     1.25% to 2.15%    (2.00)% to (0.92)%

  80

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  --------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  --------------------------------------------------

IVY VIP SCIENCE & TECH CL II

    2019                        15,961,276  $ 2.00 to 6.37  $  97,704,703       0.00%     1.20% to 2.45%     45.14% to 49.04%
    2018                        16,351,590    1.37 to 4.31     67,262,864       0.00%     1.20% to 2.50%    (8.01)% to (5.52)%
    2017                        18,844,531    1.47 to 4.60     82,723,518       0.00%     1.20% to 2.50%     28.29% to 31.72%
    2016                        18,586,995    1.13 to 3.53     61,890,871       0.00%     1.20% to 2.95%     (1.40)% to 0.94%
    2015                        21,292,766    1.14 to 3.52     70,869,765       0.00%     1.20% to 2.95%    (5.70)% to (4.04)%

IVY VIP SECURIAN RE SEC CL II

    2019                         2,837,599    1.62 to 2.95       8,389,224      1.60%      1.25% to 2.35%     21.54% to 22.88%
    2018                         3,472,709    1.33 to 2.40       8,354,176      1.61%      1.25% to 2.35%    (7.78)% to (6.75)%
    2017                         4,241,131    1.44 to 2.58      10,940,647      1.31%      1.25% to 2.35%      2.95% to 4.08%
    2016                         4,900,297    1.39 to 2.48      12,144,828      1.07%      1.25% to 2.35%      1.85% to 2.97%
    2015                         5,392,588    1.36 to 2.41      12,978,484      1.01%      1.25% to 2.35%      2.35% to 3.48%

IVY VIP SMALL CAP CORE CL II

    2019                        14,691,685    1.68 to 5.77     57,068,614       0.00%     0.15% to 2.40%     20.71% to 24.14%
    2018                        16,413,304    1.38 to 4.65     51,751,626       0.12%     0.15% to 2.45%   (13.11)% to (10.62)%
    2017                        19,223,253    1.57 to 5.20     68,325,880       0.00%     0.15% to 2.45%     10.43% to 13.56%
    2016                        20,276,203    1.40 to 4.58     63,332,625       0.39%     0.15% to 2.50%     25.14% to 28.69%
    2015                        22,295,254    1.10 to 3.56     53,459,734       0.09%     0.15% to 2.50%    (8.33)% to (5.73)%

IVY VIP SMALL CAP GROWTH CL II

    2019                       17,405,426     1.54 to 5.34     54,831,732      0.00%      0.15% to 2.40%     19.78% to 23.18%
    2018                       21,177,504     1.27 to 4.34     57,012,205      0.22%      0.15% to 2.40%     (6.35)% to 4.65%
    2017                       12,699,244     1.35 to 2.39     30,396,631      0.00%      0.15% to 2.35%     20.27% to 21.59%
    2016                       14,155,118     1.12 to 1.97     27,864,474      0.00%      0.15% to 2.35%      0.53% to 1.64%
    2015                       14,655,153     1.11 to 1.94     28,383,251      0.00%      0.15% to 2.35%     (0.48)% to 0.62%

IVY VIP VALUE CL II

    2019                        23,871,830    1.55 to 6.85     76,080,658       0.81%     0.15% to 2.45%     22.66% to 26.14%
    2018                        27,135,800    1.25 to 5.43     68,983,047       1.87%     0.15% to 2.45%    (9.95)% to (7.38)%
    2017                        31,763,857    1.38 to 5.87     87,254,181       1.41%     0.15% to 2.45%      9.23% to 12.33%
    2016                        36,424,021    1.25 to 5.22     89,435,653       1.24%     0.15% to 2.45%      7.92% to 10.97%
    2015                        42,247,025    1.14 to 4.71     94,101,042       0.77%     0.15% to 2.45%    (6.71)% to (4.06)%

JANUS HENDERSON BALANCED SS

    2019                         9,844,099    2.26 to 3.35     32,876,871       1.66%     1.20% to 2.45%      18.72% to 21.91%
    2018                         9,326,138    1.87 to 2.77     25,775,128       1.76%     1.20% to 2.45%      (2.50)% to 0.13%
    2017                         9,024,860    1.89 to 2.80     25,137,257       1.39%     1.20% to 2.45%      14.71% to 17.78%
    2016                         9,067,291    1.62 to 2.39     21,636,898       1.97%     1.20% to 2.50%       1.30% to 3.70%
    2015                         9,583,902    1.86 to 2.32     22,204,991       1.38%     1.20% to 2.50%     (2.51)% to (0.79)%

JANUS HENDERSON FLEXIBLE BOND SS

     2019                       21,366,621    1.00 to 1.06      22,729,347      2.87%      1.20% to 2.45%      6.10% to 8.95%
     2018                       20,417,445    0.94 to 0.99      20,115,566      2.65%      1.20% to 2.45%    (4.17)% to (1.58)%
     2017                       20,678,489    0.98 to 1.01      20,888,777      2.60%      1.20% to 2.45%      0.36% to 3.04%
     2016                       17,407,233    0.97 to 0.99      17,218,645      2.75%      1.20% to 2.45%     (0.74)% to 1.61%
     2015   (a)                  7,734,750    0.97 to 0.98       7,574,771      2.00%      1.20% to 2.45%    (3.21)% to (2.07)%

  81

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  --------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  --------------------------------------------------

JANUS HENDERSON FORTY SS

    2019                       15,413,843  $  2.83 to 5.44  $  67,796,481      0.02%      0.15% to 2.45%     32.87% to 36.65%
    2018                       14,919,106     2.10 to 4.02     47,350,206      0.00%      0.15% to 2.50%     (1.26)% to 1.57%
    2017                       15,201,681     2.09 to 4.00     47,031,761      0.00%      0.15% to 2.50%     26.23% to 29.80%
    2016                       15,136,316     1.63 to 3.11     35,727,688      0.00%      0.15% to 2.50%     (1.01)% to 1.79%
    2015                       17,310,280     1.62 to 3.09     41,255,223      0.00%      0.15% to 2.50%      8.68% to 11.77%

JANUS HENDERSON MID CAP VAL SS

    2019                        12,986,599    1.66 to 1.94     25,146,993       1.03%     1.20% to 2.45%     26.27% to 29.66%
    2018                        14,086,610    1.27 to 1.51     21,227,272       0.90%     1.20% to 2.70%   (16.34)% to (14.08)%
    2017                        14,719,483    1.52 to 1.77     26,050,350       0.64%     1.20% to 2.70%     10.34% to 13.29%
    2016                        15,742,168    1.37 to 1.58     24,812,857       0.91%     1.20% to 2.70%     15.32% to 18.06%
    2015                        16,837,754    1.19 to 1.34     22,615,507       1.04%     1.20% to 2.70%    (6.49)% to (4.84)%

JANUS HENDERSON OVERSEAS SS

    2019                        13,865,555    0.94 to 3.13     35,754,955       1.81%     0.15% to 2.40%     23.03% to 26.52%
    2018                        15,635,396    0.65 to 2.50     32,515,526       1.63%     0.15% to 2.70%   (17.62)% to (15.26)%
    2017                        17,841,216    0.78 to 2.98     44,286,927       1.58%     0.15% to 2.70%     27.02% to 30.61%
    2016                        21,022,162    0.62 to 2.30     40,773,291       4.73%     0.15% to 2.70%    (9.41)% to (6.85)%
    2015                        22,096,401    0.68 to 2.50     45,930,770       0.50%     0.15% to 2.70%    (11.46)% to (8.94)%

MFS VIT - MID CAP GROWTH SER SC

    2019                         1,199,244    2.46 to 3.89      4,577,359       0.00%     1.20% to 1.85%     34.26% to 36.63%
    2018                           552,139    1.80 to 2.85      1,507,880       0.00%     1.20% to 2.45%    (2.00)% to (0.26)%
    2017                           430,656    1.80 to 2.85      1,184,281       0.00%     1.20% to 2.45%     23.01% to 25.17%
    2016                           552,847    1.44 to 2.28      1,220,680       0.00%     1.20% to 2.45%      1.58% to 3.37%
    2015                           629,567    1.54 to 2.21      1,345,365       0.00%     1.20% to 2.45%      1.40% to 3.19%

MFS VIT II - INTL INTRINSIC VAL SC

     2019                       14,050,463    1.30 to 1.38      19,340,389      1.50%      1.20% to 2.45%     22.00% to 25.28%
     2018                       13,679,262    1.06 to 1.11      15,166,124      0.93%      1.20% to 2.45%   (12.36)% to (10.00)%
     2017                       12,305,658    1.20 to 1.24      15,296,339      1.33%      1.20% to 2.45%     23.14% to 26.44%
     2016                       11,042,915    0.97 to 0.99      10,954,082      1.32%      1.20% to 2.45%      0.83% to 3.22%
     2015   (a)                  4,482,304    0.96 to 0.97       4,333,292      1.76%      1.20% to 2.45%    (4.45)% to (3.32)%

MORGSTANLEY VIF EMG MK EQ CL 2

    2019                       29,036,061     0.74 to 0.86     24,982,458      1.01%      1.20% to 2.45%     16.04% to 19.16%
    2018                       31,039,112     0.62 to 0.73     22,614,907      0.40%      1.20% to 2.70%   (19.93)% to (17.76)%
    2017                       31,911,525     0.77 to 0.89     28,529,833      0.72%      1.20% to 2.70%     31.15% to 34.66%
    2016                       34,534,482     0.58 to 0.67     23,134,251      0.44%      1.20% to 2.70%      3.53% to 5.99%
    2015                       35,523,730     0.56 to 0.64     22,587,299      0.75%      1.20% to 2.70%   (13.31)% to (11.77)%

MORNINGSTAR AGGR GROWTH ETF CL II

    2019                         7,031,011    1.24 to 1.45      10,196,536      1.64%      1.20% to 2.45%     18.62% to 21.80%
    2018                         6,750,576    1.04 to 1.20       8,110,131      1.38%      1.20% to 2.50%    (11.98)% to (9.60)%
    2017                         6,655,860    1.17 to 1.34       8,926,035      1.24%      1.20% to 2.50%     16.33% to 19.44%
    2016                         6,882,709    1.01 to 1.13       7,797,544      1.39%      1.20% to 2.50%      7.99% to 10.55%
    2015                         6,850,584    0.93 to 1.03       7,062,789      1.25%      1.20% to 2.50%    (5.66)% to (3.99)%

  82

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  --------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  --------------------------------------------------

MORNINGSTAR BALANCED ETF CL II

    2019                        34,333,320  $ 1.30 to 1.44  $  49,288,530       1.92%     1.20% to 2.00%     12.88% to 15.91%
    2018                        38,519,879    1.08 to 1.25     48,139,152       1.75%     1.20% to 2.50%    (8.97)% to (6.51)%
    2017                        45,724,499    1.18 to 1.35     61,682,019       1.59%     1.20% to 2.50%     10.05% to 12.99%
    2016                        50,255,127    1.07 to 1.20     60,540,310       1.70%     1.20% to 2.50%      5.33% to 7.83%
    2015                        52,527,736    1.01 to 1.12     59,036,007       1.38%     1.20% to 2.50%    (5.06)% to (3.39)%

MORNINGSTAR CONSERVATIVE ETF CL II

    2019                        11,698,088    1.13 to 1.27     14,876,264       2.05%     1.20% to 2.20%      6.34% to 9.20%
    2018                        11,271,507    1.05 to 1.18     13,244,959       2.05%     1.20% to 2.20%    (5.22)% to (2.66)%
    2017                        11,613,311    1.08 to 1.22     14,147,149       1.79%     1.20% to 2.35%      3.12% to 5.88%
    2016                        12,458,678    1.04 to 1.16     14,462,534       1.59%     1.20% to 2.35%      1.58% to 3.98%
    2015                        12,052,785    1.01 to 1.12     13,536,028       1.06%     1.20% to 2.45%    (4.08)% to (2.39)%

MORNINGSTAR GROWTH ETF CL II

    2019                        14,518,608    1.31 to 1.46     21,235,422       1.78%     1.20% to 2.10%     16.29% to 19.41%
    2018                        16,565,651    1.12 to 1.24     20,474,389       1.53%     1.20% to 2.10%    (10.73)% to (8.32)%
    2017                        18,788,815    1.19 to 1.36     25,558,702       1.37%     1.20% to 2.50%      13.9% to 16.95%
    2016                        20,442,662    1.04 to 1.17     23,992,487       1.46%     1.20% to 2.50%      6.52% to 9.04%
    2015                        21,581,129    0.96 to 1.08     23,367,932       1.24%     1.20% to 2.70%    (5.35)% to (3.68)%

MORNINGSTAR INC & GRO ASSET ALL CL II

    2019                        16,515,529    1.08 to 1.35     22,260,876       2.01%     0.30% to 2.15%      9.62% to 12.56%
    2018                        18,340,021    1.05 to 1.21     22,159,095       1.92%     1.20% to 2.45%    (7.05)% to (4.54)%
    2017                        21,624,118    1.10 to 1.28     27,617,957       1.70%     1.20% to 2.70%      6.75% to 9.61%
    2016                        23,869,555    1.02 to 1.18     28,063,068       1.67%     1.20% to 2.70%      3.29% to 5.74%
    2015                        25,346,743    0.99 to 1.12     28,351,506       1.36%     1.20% to 2.70%    (4.54)% to (2.85)%

NEUBERGER BERMAN SUSTAIN EQ S CL

    2019                         1,721,505    1.73 to 2.01       3,464,194      0.28%      1.20% to 2.45%     21.93% to 25.20%
    2018                         1,747,814    1.41 to 1.62       2,834,559      0.19%      1.20% to 2.45%    (8.69)% to (6.22)%
    2017                         2,096,421    1.54 to 1.74       3,658,325      0.35%      1.20% to 2.45%     14.69% to 17.75%
    2016                         2,168,983    1.33 to 1.50       3,243,199      0.55%      1.20% to 2.45%      6.46% to 8.99%
    2015                         1,585,733    1.25 to 1.38       2,188,683      0.38%      1.20% to 2.45%    (3.48)% to (1.78)%

PIMCO VIT GLOBAL DIV ALLOC ADV CL

    2019                       149,789,899    1.11 to 1.35    202,186,895       2.66%     0.30% to 2.10%     18.08% to 21.25%
    2018                       134,747,474    1.07 to 1.12    151,362,006       1.89%     1.20% to 2.10%    (11.72)% to (9.33)%
    2017                       112,211,435    1.20 to 1.25    140,288,360       3.03%     1.20% to 2.10%     13.47% to 16.51%
    2016                        93,653,096    1.05 to 1.08    101,402,853       1.72%     1.20% to 2.10%      4.52% to 7.00%
    2015                        75,440,235    0.99 to 1.02     76,801,335       3.14%     1.20% to 2.10%    (8.30)% to (6.68)%

PIMCO VIT LOW DURATION ADV CL

    2019                        56,664,695    0.93 to 1.05     59,510,246       2.66%     1.20% to 2.45%      0.90% to 3.61%
    2018                        57,053,578    0.92 to 1.02     58,353,182       1.80%     1.20% to 2.45%    (2.69)% to (0.06)%
    2017                        61,531,245    0.94 to 1.03     63,542,253       1.24%     1.20% to 2.45%     (1.69)% to 0.95%
    2016                        59,945,472    0.95 to 1.03     61,878,612       1.39%     1.20% to 2.45%     (1.63)% to 0.70%
    2015                        61,548,950    0.96 to 1.03     63,470,761       3.32%     1.20% to 2.45%    (2.70)% to (0.98)%

  83

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  --------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  --------------------------------------------------

PIMCO VIT TOTAL RETURN ADV CL

    2019                      127,543,873  $  1.10 to 1.25  $ 158,775,019      2.91%      1.20% to 2.45%      5.11% to 7.93%
    2018                      134,310,201     1.04 to 1.16    156,325,287      2.44%      1.20% to 2.45%    (3.53)% to (0.93)%
    2017                      143,049,407     1.06 to 1.19    169,591,427      1.92%      1.20% to 2.70%       1.78% to 4.5%
    2016                      138,377,473     1.04 to 1.14    158,406,411      1.98%      1.20% to 2.70%     (0.39)% to 1.97%
    2015                      147,656,574     1.04 to 1.13    166,770,221      4.84%      1.20% to 2.70%    (2.57)% to (0.85)%

PUTNAM VT EQUITY INCOME CL IB

    2019                         5,028,231    1.84 to 3.14      15,631,670      2.03%      1.20% to 2.45%     26.62% to 30.01%
    2018                         5,486,861    1.43 to 2.43      13,227,854      0.70%      1.20% to 2.45%    (11.16)% to (8.76)%
    2017                         5,826,254    1.59 to 2.69      15,544,063      0.85%      1.20% to 2.45%     15.33% to 18.42%
    2016                         2,371,963    1.38 to 2.29       5,355,987      1.86%      1.20% to 2.20%     10.35% to 12.29%
    2015                         2,401,574    1.60 to 2.04       4,834,224      1.67%      1.20% to 2.20%    (5.86)% to (4.20)%

PUTNAM VT GROWTH OPP CL IB (B)

    2019                         4,709,963    2.79 to 3.90      18,249,518      0.12%      1.20% to 2.45%     32.77% to 36.33%
    2018                         3,768,270    2.09 to 2.88      10,782,941      0.00%      1.20% to 2.45%     (0.61)% to 2.07%
    2017                         2,427,185    2.09 to 2.85       6,823,296      0.11%      1.20% to 2.45%     27.11% to 30.51%
    2016                         1,738,684    1.64 to 2.20       3,760,565      1.28%      1.20% to 2.45%     (0.39)% to 1.97%
    2015                         3,328,112    1.64 to 2.17       7,143,855      1.49%      1.20% to 2.45%    (8.84)% to (7.23)%

PUTNAM VT INTL EQ CL IB

    2019                         1,334,768    1.03 to 2.15       2,677,735      1.40%      1.20% to 2.30%     21.51% to 23.66%
    2018                         1,463,026    0.83 to 1.74       2,383,655      1.41%      1.20% to 2.30%   (21.48)% to (20.08)%
    2017                         1,581,531    1.62 to 2.18       3,234,571      2.28%      1.20% to 2.30%     22.91% to 25.07%
    2016                         2,012,426    1.31 to 1.74       3,312,339      3.24%      1.20% to 2.30%    (5.28)% to (3.61)%
    2015                         2,056,174    0.77 to 1.81       3,508,668      1.21%      1.20% to 2.70%    (2.77)% to (1.05)%

PUTNAM VT SUSTAIN LEADERS CL IB

    2019                           490,627    2.77 to 4.44       2,106,410      0.46%      1.20% to 2.10%     32.39% to 34.73%
    2018                           520,231    2.06 to 3.30       1,657,498      0.00%      1.20% to 2.10%    (4.41)% to (2.71)%
    2017                           626,557    2.47 to 3.39       2,061,657      0.81%      1.20% to 2.10%     25.48% to 27.69%
    2016                           444,447    1.95 to 2.66       1,131,891      0.71%      1.20% to 2.10%      4.66% to 6.51%
    2015                         1,608,779    1.85 to 2.49       3,963,044      0.48%      1.20% to 2.10%    (3.19)% to (1.48)%

SFT CORE BOND CL 2

    2019                      134,170,285     1.25 to 6.01    236,225,972      0.00%      0.15% to 2.45%      5.74% to 8.74%
    2018                      141,776,677     1.07 to 5.52    230,974,237      0.00%      0.15% to 2.70%    (3.74)% to (0.99)%
    2017                      122,739,561     1.11 to 5.58    201,040,540      0.00%      0.15% to 2.70%      1.65% to 4.53%
    2016                      122,831,832     1.09 to 5.34    195,670,933      0.00%      0.15% to 2.70%      1.34% to 4.21%
    2015                      124,618,248     1.07 to 5.12    193,255,265      0.00%      0.15% to 2.70%     (2.76)% to 0.01%

SFT DYNAMIC MGD VOL

    2019                      356,897,731     1.18 to 1.56    556,535,695      0.00%      0.30% to 2.30%     17.30% to 20.45%
    2018                      306,014,932     1.23 to 1.31    399,766,113      0.00%      1.20% to 2.30%    (5.74)% to (3.19)%
    2017                      264,099,934     1.27 to 1.36    359,634,207      0.00%      1.20% to 2.70%     14.52% to 17.59%
    2016                      233,842,351     1.12 to 1.17    273,245,709      0.00%      1.20% to 2.45%      5.62% to 8.12%
    2015                      187,165,507     1.05 to 1.09    203,486,820      0.00%      1.20% to 2.45%    (6.06)% to (4.40)%

  84

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  --------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  --------------------------------------------------

SFT GOVT MONEY MARKET

    2019                        23,860,951  $ 0.80 to 2.41  $  26,420,695       1.51%     0.15% to 2.45%     (1.44)% to 1.35%
    2018                        29,490,449    0.81 to 2.37     32,338,192       1.20%     0.15% to 2.45%     (1.78)% to 1.03%
    2017                        23,754,702    0.82 to 2.35     26,102,416       0.12%     0.15% to 2.45%    (2.77)% to (0.02)%
    2016                        31,148,458    0.83 to 2.35     34,125,303       0.00%     0.15% to 2.50%    (2.85)% to (0.11)%
    2015                        33,415,889    0.85 to 2.35     36,958,618       0.00%     0.15% to 2.50%    (2.91)% to (0.15)%

SFT INDEX 400 MC CL 2

    2019                        15,079,787    2.32 to 7.07     74,947,506       0.00%     0.15% to 2.45%     21.86% to 25.32%
    2018                        16,394,080    1.62 to 5.64     65,184,715       0.00%     0.15% to 2.70%   (14.17)% to (11.71)%
    2017                        18,394,450    1.88 to 6.39     82,763,344       0.00%     0.15% to 2.70%     12.26% to 15.44%
    2016                        21,859,046    1.63 to 5.54     84,752,467       0.00%     0.15% to 2.95%     16.56% to 19.86%
    2015                        20,505,012    1.40 to 4.62     67,076,129       0.00%     0.15% to 2.95%    (5.46)% to (2.78)%

SFT INDEX 500 CL 2

    2019                       41,848,687     2.30 to 16.41   243,916,872      0.00%      0.15% to 2.25%     27.07% to 30.68%
    2018                       43,766,555     1.78 to 12.56   197,088,437      0.00%      0.15% to 2.25%    (7.58)% to (4.94)%
    2017                       47,963,283     1.66 to 13.21   226,207,756      0.00%      0.15% to 2.70%     17.72% to 21.05%
    2016                       48,749,748     1.41 to 10.91   193,515,964      0.00%      0.15% to 2.70%      8.21% to 11.27%
    2015                       47,932,896     1.30 to 9.81    175,837,831      0.00%      0.15% to 2.70%     (2.00)% to 0.78%

SFT INTL BOND CL 2

    2019                        42,548,374    1.26 to 2.84     73,837,171       0.00%     0.15% to 2.45%     (1.28)% to 1.52%
    2018                        45,280,035    1.26 to 2.80     77,716,877       0.00%     0.15% to 2.70%     (1.75)% to 1.06%
    2017                        47,387,202    1.28 to 2.77     81,162,393       0.00%     0.15% to 2.70%     (1.81)% to 0.97%
    2016                        48,755,543    1.29 to 2.75     83,587,130       0.00%     0.15% to 2.70%      0.11% to 2.94%
    2015                        50,751,879    1.29 to 2.67     85,334,680       0.00%     0.15% to 2.70%    (6.95)% to (4.31)%

SFT IVY GROWTH

    2019                       39,200,319    2.29 to 13.40    204,790,859      0.00%     0.15% to 2.45%     32.52% to 36.28%
    2018                       46,338,202    1.70 to 9.94     176,518,806      0.00%     0.15% to 2.70%     (0.78)% to 2.05%
    2017                       55,249,424    1.69 to 9.85     204,971,656      0.00%     0.15% to 2.70%     25.47% to 29.02%
    2016                       64,780,044    1.33 to 7.72     185,798,724      0.00%     0.15% to 2.95%     (2.02)% to 0.75%
    2015                       72,750,220    1.33 to 7.75     209,421,578      0.00%     0.15% to 2.95%      3.64% to 6.58%

SFT IVY SMALL CAP GROWTH

    2019                        12,745,123    2.23 to 7.74     54,511,411       0.00%     0.15% to 2.30%     20.06% to 23.47%
    2018                        13,476,008    1.83 to 6.27     47,577,022       0.00%     0.15% to 2.45%    (6.74)% to (4.08)%
    2017                        14,741,542    1.93 to 6.53     54,659,481       0.00%     0.15% to 2.45%     21.67% to 25.11%
    2016   (c)                  16,470,052    1.56 to 5.22     48,962,203       0.00%     0.12% to 2.47%     17.62% to 20.95%
    2015   (d)                  17,985,407    1.18 to 4.32     44,780,293       0.00%     0.07% to 2.62%     (6.39)% to 3.73%

SFT MGD VOL EQUITY

    2019                      296,186,285     1.11 to 1.28    379,188,166      0.00%      0.30% to 2.20%     13.28% to 16.33%
    2018                      261,972,880     1.08 to 1.11    290,923,571      0.00%      1.20% to 2.10%    (7.71)% to (5.21)%
    2017                      216,662,904     1.15 to 1.18    256,150,263      0.00%      1.20% to 2.35%     12.96% to 15.99%
    2016                      172,000,300     1.02 to 1.03    176,901,584      0.00%      1.20% to 2.35%      1.14% to 3.54%
    2015   (e)                  5,365,851         1.00          5,362,137      0.00%      1.20% to 1.85%      0.29% to 0.50%

  85

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

                                          AT DECEMBER 31                      FOR THE YEARS OR PERIODS ENDED DECEMBER 31
                           ---------------------------------------------  --------------------------------------------------

                                              UNIT FAIR                   INVESTMENT        EXPENSE         TOTAL RETURN
                                 UNITS      VALUE LOWEST                    INCOME       RATIO LOWEST          LOWEST
                              OUTSTANDING    TO HIGHEST      NET ASSETS     RATIO*       TO HIGHEST**       TO HIGHEST***
                           ---------------------------------------------  --------------------------------------------------

SFT REAL ESTATE CL 2

    2019                        15,233,517  $ 1.83 to 6.32  $  70,037,804       0.00%     0.15% to 2.45%     20.94% to 24.37%
    2018                        17,207,071    1.28 to 5.08     64,244,975       0.00%     0.15% to 2.70%    (8.17)% to (5.54)%
    2017                        19,017,328    1.39 to 5.38     76,088,379       0.00%     0.15% to 2.70%      2.32% to 5.21%
    2016                        20,015,378    1.36 to 5.12     77,047,525       0.00%     0.15% to 2.70%      1.38% to 4.24%
    2015                        21,016,292    1.34 to 4.91     78,465,052       0.00%     0.15% to 2.70%      1.94% to 4.83%

SFT T. ROWE PRICE VALUE

    2019                        31,586,659    2.00 to 3.58     112,676,367      0.00%      1.20% to 2.45%     22.20% to 25.48%
    2018                        35,997,308    1.39 to 2.88     103,266,141      0.00%      1.20% to 2.70%   (12.44)% to (10.07)%
    2017                        40,399,908    1.58 to 3.23     130,064,067      0.00%      1.20% to 2.70%     15.17% to 18.26%
    2016   (c)                  45,936,152    1.34 to 2.76     126,204,702      0.00%      1.19% to 2.94%      7.45% to 10.00%
    2015   (d)                  50,885,068    1.25 to 2.52     127,868,449      0.00%      1.16% to 2.91%    (4.84)% to (3.16)%

SFT WELLINGTON CORE EQUITY CL 2

     2019   (f)                 12,335,609    2.31 to 4.64      51,912,927       0.00%    (0.05)% to 2.25%     30.11% to 33.80%
     2018   (g)                 13,854,273    1.75 to 3.50      44,148,623       0.00%    (0.06)% to 2.29%    (5.00)% to (2.29)%
     2017   (h)                 15,900,926    1.82 to 3.63      52,653,099       0.00%    (0.01)% to 2.34%     17.78% to 21.12%
     2016   (c)                 18,660,987    1.52 to 3.02      51,509,908       0.00%     0.01% to 2.36%       1.96% to 4.85%
     2015   (d)                 22,768,665    1.32 to 2.92      60,807,646       0.00%    (0.07)% to 2.48%     (1.99)% to 0.80%

TOPS MGD RISK BAL ETF CL 2

    2019                        15,456,741    1.18 to 1.26     19,481,055       2.22%     1.20% to 2.10%     11.22% to 14.21%
    2018                        16,868,738    1.02 to 1.11     18,783,848       1.65%     1.20% to 2.45%    (8.78)% to (6.32)%
    2017                        18,538,227    1.12 to 1.20     22,235,479       1.48%     1.20% to 2.45%      7.38% to 10.25%
    2016                        21,479,806    1.04 to 1.10     23,578,557       1.31%     1.20% to 2.45%      3.15% to 5.59%
    2015                        20,050,518    1.00 to 1.05     20,969,313       1.25%     1.20% to 2.45%    (7.27)% to (5.64)%

TOPS MGD RISK FLEX ETF

    2019                       122,932,880    1.10 to 1.17    143,602,125       1.64%     1.20% to 2.15%     11.24% to 14.23%
    2018                       117,428,356    0.98 to 1.03    121,175,002       1.19%     1.20% to 2.15%    (9.19)% to (6.73)%
    2017                       109,558,806    1.09 to 1.12    122,319,467       1.06%     1.20% to 1.85%      8.02% to 10.91%
    2016                        92,840,617    0.98 to 1.02     94,299,344       0.78%     1.20% to 2.15%      2.30% to 4.73%
    2015                        68,860,931    0.96 to 0.98     67,186,225       0.49%     1.20% to 2.15%    (7.96)% to (6.33)%

TOPS MGD RISK GROWTH ETF CL 2

    2019                        62,459,828    1.25 to 1.32     82,710,828       1.93%     1.20% to 2.00%     13.67% to 16.73%
    2018                        65,725,907    1.09 to 1.14     75,237,263       1.51%     1.20% to 2.00%    (11.39)% to (9.00)%
    2017                        68,252,439    1.21 to 1.27     86,636,462       1.56%     1.20% to 2.00%     14.25% to 17.31%
    2016                        73,438,956    1.04 to 1.09     80,182,907       1.62%     1.20% to 2.25%      2.51% to 4.94%
    2015                        85,478,285    1.01 to 1.05     89,469,644       1.43%     1.20% to 2.25%   (11.79)% to (10.23)%

TOPS MGD RISK MOD GROWTH ETF CL 2

    2019                        18,108,398    1.24 to 1.33     23,995,187       2.16%     1.20% to 2.10%     12.92% to 15.95%
    2018                        19,867,112    1.09 to 1.15     22,909,039       1.58%     1.20% to 2.10%    (9.93)% to (7.50)%
    2017                        21,726,938    1.20 to 1.26     27,330,150       1.61%     1.20% to 2.10%     10.55% to 13.51%
    2016                        22,464,972    1.06 to 1.12     25,120,472       1.47%     1.20% to 2.25%      3.23% to 5.68%
    2015                        26,689,496    1.02 to 1.06     28,410,320       1.33%     1.20% to 2.25%    (9.08)% to (7.48)%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of expenses assessed by the underlying fund, divided by the average net assets.
These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in

  86

     (Continued)

                          VARIABLE ANNUITY ACCOUNT

                        Notes to Financial Statements

                              December 31, 2019

the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests and, to the extent the underlying fund utilizes consent dividends rather than paying dividends in cash or reinvested shares, the sub-account does not record investment income. For periods less than one year, the ratios have been annualized.

** This ratio represents the annualized contract expenses of the Account, consisting primarily of mortality and expense charges. The ratios include expenses that result in a direct reduction to unit values as well as applicable fee waivers that result in an increase to the unit values. Charges made directly to a contract owner's account through the redemption of units and expenses of the underlying fund are excluded. The ranges of unit fair value and expense ratios shown do not consider available products or contract benefits that have not yet been sold. Investment options with a date notation indicate the effective date of that investment option in the variable account. For periods less than one year, the ratios have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.
Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Some individual contract total returns may differ from the stated return due to new products that launched during the period. The total return is presented as a range of minimum to maximum values, based on the product grouping and available contract benefits representing the minimum and maximum expense ratio amounts whether or not the product or benefits have been sold. Some individual contract total returns may not be within the ranges presented.

(a) For the period from May 1, 2015 through December 31, 2015.

(b) Putnam VT Voyager Cl IB merged into Putnum VT Growth Opp Cl IB effective
November 21, 2016. Information prior to merger effective date reflects Putnam
VT Voyager Cl IB.

(c) For the year ended December 31, 2016, Minnesota Life waived expenses for
SFT Ivy Small Cap Growth, SFT Wellington Core Equity Cl 2, and SFT T. Rowe
Price Value resulting in a reduction of the expense ratio of 0.03%, 0.14%, and
0.01%, respectively.

(d) For the year ended December 31, 2015, Minnesota Life waived expenses for
SFT Ivy Small Cap Growth, SFT Wellington Core Equity Cl 2, and SFT T. Rowe
Price Value resulting in a reduction of the expense ratio of 0.08%, 0.22%, and
0.04%, respectively.

(e) For the period from November 18, 2015 through December 31, 2015.

(f) For the year ended December 31, 2019, Minnesota Life waived expenses for
SFT Wellington Core Equity Cl 2 resulting in a reduction of the expense ratio of 0.20%.

(g) For the year ended December 31, 2018, Minnesota Life waived expenses for
SFT Wellington Core Equity Cl 2 resulting in a reduction of the expense ratio of 0.21%.

(h) For the year ended December 31, 2017, Minnesota Life waived expenses for
SFT Wellington Core Equity Cl 2 resulting in a reduction of the expense ratio of 0.16%.

(8)       SUBSEQUENT EVENTS

          Management has evaluated subsequent events through March 27, 2020, the date these financial statements were issued, and has concluded there were no events that require financial statement disclosure and/or adjustments to the financial statements.

  87

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

                       Statutory Financial Statements
                      and Financial Statement Schedules

                              December 31, 2019

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

                        INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholder
Minnesota Life Insurance Company:

We have audited the accompanying financial statements of Minnesota Life
Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations and capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2019, and the related notes to the statutory financial statements.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce. Management is
also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITORS' RESPONSIBILITY

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

  1

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 2 to the financial statements, the financial statements are prepared by Minnesota Life Insurance Company using statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted
Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Minnesota Life Insurance Company as of
December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2019.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Minnesota Life Insurance Company as of December 31, 2019 and 2018,
and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2019, in accordance with statutory accounting practices prescribed or permitted by the Minnesota Department of
Commerce described in Note 2.

OTHER MATTER

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the schedule of selected financial data, the schedule of supplemental investment risks interrogatories and the summary investment schedule is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Minnesota
Department of Commerce. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

                                            [KPMG_SIG]

Minneapolis, Minnesota
April 2, 2020

  2

                      MINNESOTA LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
                         December 31, 2019 and 2018
                               (IN THOUSANDS)

ADMITTED ASSETS                                                                                            2019            2018
------------------------------------------------------------                                         ---------------  --------------

Bonds                                                                                                 $   18,072,283  $   15,520,081
Common stocks                                                                                                486,402         395,121
Mortgage loans, net                                                                                        4,148,884       3,614,864
Derivative instruments                                                                                       845,188         149,598
Other invested assets                                                                                        957,410         910,649
Policy loans                                                                                                 588,342         519,511
Investments in affiliated companies                                                                          447,288         360,809
Cash, cash equivalents and short-term investments                                                            146,581          61,518
                                                                                                     ---------------  --------------
    Total invested assets                                                                                 25,692,378      21,532,151

Premiums deferred and uncollected                                                                            254,705         341,311
Current income tax recoverable                                                                                26,144          26,072
Deferred income taxes                                                                                        219,821         137,213
Other assets                                                                                                 440,134         310,416
                                                                                                     ---------------  --------------
    Total assets, excluding separate accounts                                                             26,633,182      22,347,163

Separate account assets                                                                                   29,744,142      24,172,223
                                                                                                     ---------------  --------------
       Total assets                                                                                   $   56,377,324  $   46,519,386
                                                                                                     ===============  ==============

LIABILITIES AND CAPITAL AND SURPLUS
------------------------------------------------------------
Liabilities:
    Policy reserves:
       Life insurance                                                                                 $   11,510,971  $    9,936,193
       Annuities and other fund deposits                                                                   8,882,965       7,062,574
       Accident and health                                                                                   159,724         149,202
    Policy claims in process of settlement                                                                   444,949         440,905
    Dividends payable to policyholders                                                                        38,441          40,489
    Other policy liabilities                                                                               1,585,522       1,557,398
    Asset valuation reserve                                                                                  313,296         162,111
    Accrued commissions and expenses                                                                         143,230         104,347
    Other liabilities                                                                                        442,791          79,222
                                                                                                     ---------------  --------------
       Total liabilities, excluding separate accounts                                                     23,521,889      19,532,441

    Separate account liabilities                                                                          29,706,570      24,137,978
                                                                                                     ---------------  --------------
       Total liabilities                                                                                  53,228,459      43,670,419
                                                                                                     ---------------  --------------

Capital and surplus:
    Common stock, $1 par value, 5,000,000 shares authorized,
       issued and outstanding                                                                                  5,000           5,000
    Additional paid in capital                                                                               216,540         216,540
    Surplus notes                                                                                            118,000         118,000
    Unassigned surplus                                                                                     2,809,325       2,509,427
                                                                                                     ---------------  --------------
       Total capital and surplus                                                                           3,148,865       2,848,967
                                                                                                     ---------------  --------------
       Total liabilities and capital and surplus                                                      $   56,377,324  $   46,519,386
                                                                                                     ===============  ==============

See accompanying notes to statutory financial statements.

  3

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

         Statutory Statements of Operations and Capital and Surplus
                Years ended December 31, 2019, 2018 and 2017
                               (IN THOUSANDS)

STATEMENTS OF OPERATIONS                                                                      2019           2018          2017
------------------------------------------------------------------------------            -------------  ------------  -------------

Revenues:
     Premiums                                                                              $ 3,746,844   $ 3,716,312   $  3,511,204
     Annuity considerations                                                                  4,875,299     3,830,326      4,075,441
     Net investment income                                                                     883,733       792,410        748,445
     Investment management, administration and contract guarantee fees                         277,734       275,707        266,159
     Other income                                                                              144,456       166,259        157,584
                                                                                          -------------  ------------  -------------
        Total revenues                                                                       9,928,066     8,781,014      8,758,833
                                                                                          -------------  ------------  -------------

Benefits and expenses:
     Policyholder benefits                                                                   5,082,862     5,372,746      4,968,449
     Increase in policy reserves                                                             3,411,475     2,028,067      2,590,124
     General insurance expenses and taxes                                                      452,960       373,762        334,853
     Salaries and wages                                                                        205,738       193,743        183,849
     Group service and administration fees                                                      63,673        59,849         88,596
     Commissions                                                                               528,374       501,200        451,688
     Separate account transfers, net                                                           247,614       318,521         81,934
                                                                                          -------------  ------------  -------------
        Total benefits and expenses                                                          9,992,696     8,847,888      8,699,493
                                                                                          -------------  ------------  -------------

        Gain (loss) from operations before dividends, federal
              income taxes and net realized capital gains (losses)                             (64,630)      (66,874)        59,340

Dividends to policyholders                                                                      40,829        42,378         47,337
                                                                                          -------------  ------------  -------------
        Gain (loss) from operations before federal income taxes and
              net realized capital gains (losses)                                             (105,459)     (109,252)        12,003

Federal income taxes incurred                                                                   10,477         2,442          4,275
                                                                                          -------------  ------------  -------------
        Gain (loss) from operations before net realized capital gains (losses)                (115,936)     (111,694)         7,728

Net realized capital gains (losses), net of transfers to interest
     maintenance reserve and federal income taxes                                              (40,295)      186,420        270,210
                                                                                          -------------  ------------  -------------
        Net income (loss)                                                                  $  (156,231)  $    74,726   $    277,938
                                                                                          =============  ============  =============

STATEMENTS OF CAPITAL AND SURPLUS
------------------------------------------------------------------------------
Capital and surplus, beginning of year                                                     $ 2,848,967   $ 3,059,925   $  2,971,602
Net income (loss)                                                                             (156,231)       74,726        277,938
Net change in unrealized capital gains and losses                                              415,781      (257,804)       (23,099)
Net change in deferred income tax                                                              112,220        34,167        (82,922)
Change in asset valuation reserve                                                             (151,185)       92,190         18,421
Net change in separate account surplus                                                           3,335           461          7,349
Dividends to stockholder                                                                            --        (9,647)      (188,705)
Change in unauthorized reinsurance                                                              (1,330)       (2,208)         4,300
Change in non-admitted assets                                                                   71,066      (166,428)        51,077
Change in reserves due to change in valuation basis                                             43,552            --             --
Capital contribution                                                                                --        20,006         17,841
Other, net                                                                                     (37,310)        3,579          6,123
                                                                                          -------------  ------------  -------------
Capital and surplus, end of year                                                            $3,148,865    $2,848,967     $3,059,925
                                                                                          =============  ============  =============

See accompanying notes to statutory financial statements.

  4

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

                      Statutory Statements of Cash Flow
                Years ended December 31, 2019, 2018 and 2017
                               (IN THOUSANDS)

CASH FLOW FROM OPERATING ACTIVITIES                                                          2019           2018           2017
------------------------------------------------------------------                       -------------  -------------  -------------

Revenues:
     Premiums and annuity considerations                                                 $  9,094,816    $ 7,971,586   $  7,578,903
     Net investment income                                                                    872,727        782,614        733,467
                                                                                         -------------  -------------  -------------
        Total receipts                                                                      9,967,543      8,754,200      8,312,370
                                                                                         -------------  -------------  -------------
Benefits and expenses paid:
     Policyholder benefits                                                                  5,174,334      5,313,921      4,971,796
     Dividends to policyholders                                                                42,877         46,140         50,646
     Commissions and expenses                                                               1,199,259      1,141,411      1,046,570
     Separate account transfer, net                                                           249,800        302,939         66,857
     Federal income taxes                                                                      60,684         53,751         98,331
                                                                                         -------------  -------------  -------------
        Total payments                                                                      6,726,954      6,858,162      6,234,200
                                                                                         -------------  -------------  -------------
           Cash provided from operations                                                    3,240,589      1,896,038      2,078,170
                                                                                         -------------  -------------  -------------

CASH FLOW FROM INVESTING ACTIVITIES
------------------------------------------------------------------
Proceeds from investments sold, matured or repaid:
     Bonds                                                                                  2,864,055      3,719,165      4,052,868
     Common stocks                                                                            148,202        220,412        260,437
     Mortgage loans                                                                           500,659        383,096        364,837
     Derivative instruments                                                                   286,560        477,497        433,108
     Other invested assets                                                                    112,254        138,775        372,202
Separate account redemptions                                                                      294         25,114         25,297
                                                                                         -------------  -------------  -------------
                                                                                            3,912,024      4,964,059      5,508,749
                                                                                         -------------  -------------  -------------
Cost of investments acquired:
     Bonds                                                                                  5,438,196      5,031,445      5,834,744
     Common stocks                                                                            176,235        201,086        206,439
     Mortgage loans                                                                         1,034,674        997,476        832,982
     Derivative instruments                                                                   292,474        400,800        303,079
     Other invested assets                                                                    156,043        119,920        159,519
Separate account investments                                                                      373            435         30,231
Securities in transit, net                                                                     22,986        (13,317)        (3,727)
Other provided, net                                                                            69,206         50,660         50,138
                                                                                         -------------  -------------  -------------
                                                                                            7,190,187      6,788,505      7,413,405
                                                                                         -------------  -------------  -------------
        Cash applied to investing                                                          (3,278,163)    (1,824,446)    (1,904,656)
                                                                                         -------------  -------------  -------------

CASH FLOW FROM FINANCING AND MISCELLANEOUS ACTIVITIES
------------------------------------------------------------------
Borrowed money, net                                                                           (50,000)      (225,000)       (30,000)
Net deposits on deposit-type contract funds                                                    59,115         18,504        (10,892)
Dividend paid to stockholder                                                                       --             --       (185,142)
Contributed capital                                                                                --         11,500             --
Other cash applied                                                                            113,522         (1,882)         3,104
                                                                                         -------------  -------------  -------------
        Cash provided from (applied to) financing                                             122,637       (196,878)      (222,930)
                                                                                         -------------  -------------  -------------

RECONCILIATION OF CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS
------------------------------------------------------------------
Net change in cash, cash equivalents and short-term investments                                85,063       (125,286)       (49,416)
Beginning of the year                                                                          61,518        186,804        236,220
                                                                                         -------------  -------------  -------------
     End of the year                                                                     $    146,581    $    61,518   $    186,804
                                                                                         =============  =============  =============

See accompanying notes to statutory financial statements.

  5

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

                   Notes to Statutory Financial Statements
                      December 31, 2019, 2018 and 2017
                               (IN THOUSANDS)

(1)    NATURE OF OPERATIONS

       Organization and Description of Business
       -----------------------------------

       Minnesota Life Insurance Company (the Company), a wholly-owned subsidiary of Securian Financial Group, Inc. (SFG), both directly and through its subsidiaries and controlled affiliates, provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.

       The Company, which operates in the United States, generally offers the following types of products:

             -   Fixed, indexed and variable universal life, term life and
                 whole life insurance products to individuals through
                 affiliated and independent channel partners.
             -   Immediate and deferred annuities, with fixed, indexed, and variable investment options through affiliated and independent channel partners.
             -   Group life insurance and voluntary products to private and public employers.
             -   Customized retirement options to employers and investment
                 firms through affiliated and independent channel partners as well as direct relationships.
             -   Life insurance protection through banks, credit unions, and finance companies.

       The Company serves over 15 million people through more than 6,000 home office associates and field representatives located at its St. Paul,
       Minnesota headquarters and in sales offices nationwide.

(2)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The accompanying statutory financial statements of Minnesota Life
       Insurance Company have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of
       Commerce. The Minnesota Department of Commerce recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Minnesota Insurance Law. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state.
       Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The National Association of Insurance
       Commissioners' (NAIC) Accounting Practices and Procedures manual (NAIC
       SAP) has been adopted as a component of prescribed or permitted practices by the state of Minnesota. The state has adopted the prescribed accounting practices as stated in NAIC SAP, without modification. The Company has no material statutory accounting practices that differ from those of the state of Minnesota or the NAIC accounting practices. See note 13 Capital and Surplus and Dividends for discussion of statutory dividend limitations. These practices differ from U.S.
       generally accepted accounting principles (GAAP).

       The more significant differences, of which the aggregate effects are material are as follows:

       -   Acquisition costs, such as commissions and other costs incurred in connection with the successful acquisition of new and renewal business, are charged to current operations as incurred whereas premiums are recognized as earned over the premium paying periods of the policies and contracts. Under GAAP, acquisition costs are capitalized and charged to operations as the revenues or expected gross profits are recognized.

  6

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       -   Certain assets are designated as "non-admitted" and changes in such amounts are charged directly to unassigned surplus.
       -   Policy reserves are based on methods prescribed by the NAIC, which include mortality and interest assumptions without consideration for lapses or withdrawals. Under GAAP, policy reserves are based on current best estimates or locked in best estimate assumptions on the date of issuance with a provision for adverse deviation, which include considerations for lapses and withdrawals.
       -   The Company is required to establish an asset valuation reserve
           (AVR) and an interest maintenance reserve (IMR). The AVR provides for a standardized statutory investment valuation reserve for bonds, preferred stocks, short-term investments, mortgage loans, common stocks, real estate and other invested assets. Changes in this reserve are recorded as direct charges or credits to surplus. The
           IMR is designed to defer net realized capital gains and losses resulting from changes in the level of interest rates in the market and to amortize them over the remaining life of the bond or mortgage loan sold. The IMR represents the unamortized portion of the bond or mortgage loan not yet taken into income. If IMR is negative, it is designated as non-admitted and is directly charged to unassigned surplus. For securities the Company intends to sell in which a write-down is necessary, the Company reviews whether the realized loss affects the IMR or AVR. There are no such requirements on a
           GAAP basis.
       -   Investments, other than common stocks, preferred stocks and investments in subsidiaries, are carried at values prescribed by the
           NAIC. GAAP requires investments, other than common stocks, preferred stocks and investments in subsidiaries, to be classified as held-to-maturity securities, which are reported at amortized cost, trading securities, which are reported at fair value through earnings, or available-for-sale securities, which are reported at fair value through equity.
       -   Investments in common stocks and preferred stocks are carried at values prescribed by the NAIC. After January 1, 2018, GAAP requires common stocks and preferred stocks to be reported at fair value through earnings. Prior to January 1, 2018, GAAP required common stocks and preferred stocks to be classified as trading securities, which were reported at fair value through earnings, or
           available-for-sale securities, which were reported at fair value through stockholder's equity.
       -   Bonds that have been assigned the NAIC Category 6 designation are carried at the appropriate NAIC carrying value of fair value or cost. There are no such requirements on a GAAP basis.
       -   Undistributed income and capital gains and losses for limited partnership alternative investments are reported in capital and surplus as unrealized gains and losses until realized. Under GAAP, specialized accounting treatment for investment companies requires unrealized gains and losses on these alternative investments to be included in earnings.
       -   Investments in subsidiaries are carried at the audited net equity values as prescribed by the NAIC. Changes in equity values related to earnings are reflected in surplus, and other equity changes are reflected in surplus as charges or credits to unrealized gains and losses. GAAP requires subsidiaries and certain variable interest entities to be consolidated.
       -   Deferred federal income taxes are provided for the tax effects of certain income and expense items recognized for income tax purposes in different years than for financial reporting purposes. The change in the net deferred tax asset or liability is reflected in surplus.
           Admittance testing may result in a charge to capital and surplus for non-admitted portions of the net deferred tax asset. GAAP requires the change to be reported in operations or other comprehensive income.
       -   In determining the need for tax contingency reserves, consideration is given to whether it is more-likely-than-not that specific uncertain tax benefits will be realized. GAAP subsequently subjects the tax benefits to an additional quantitative measurement step.

  7

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       -   Goodwill is admitted subject to a 10% limitation on surplus and amortized over the useful life of the goodwill, not to exceed 10 years. Under GAAP, goodwill, which is considered to have an indefinite useful life, is tested using either a qualitative or quantitative approach for impairment and a loss is recorded, when appropriate.
       -   Surplus notes are classified as capital and surplus. Under GAAP, surplus notes are classified as liabilities.
       -   Rental income on home office properties owned by the Company is recognized by the Company and a similar amount of rental expense is recognized as a charge for the related office space. Under GAAP, there is no recognition of either rental income or rental expense on home office properties owned by the Company.
       -   Certain assets and liabilities are recorded net of the effects of related reinsurance, which is not permitted by GAAP.
       -   The statutory financial statements do not include accumulated other comprehensive income (loss) as required by GAAP.
       -   Nontraditional life products include individual adjustable life, universal life and variable life insurance and group universal and variable life insurance. Revenues from nontraditional life products and deferred annuities consist of premiums received rather than policy and contract fees charged for the cost of insurance, policy administration and surrenders as required under GAAP.
       -   The statutory statements of cash flow do not classify cash flow consistent with GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.
       -   Statutory policyholder dividend liabilities are required to be calculated including dividends anticipated to be paid in the next twelve months. GAAP requires a dividend accrual representing dividends due and unpaid through the current year-end.
       -   The calculation of reserves and transfers in the Separate Account
           Statement requires the use of a Commissioners' Annuity Reserve
           Valuation Method (CARVM) allowance on annuities and a Commissioners'
           Reserve Valuation Method (CRVM) allowance on certain life products for statutory reporting. There is no such requirement on a GAAP basis.
       -   Derivative instruments are recorded at fair value or amortized cost.
           Changes in derivative instruments recognized at fair value, other than hedges, are recorded as unrealized capital gains and losses on the statutory statements of capital and surplus. Hedges are held using the same accounting methodology as the hedged item. Under GAAP reporting, derivative instruments are held at fair value. Changes in fair value are recorded to realized capital gains and losses, policyholder benefits in the case of certain life insurance product hedging or unrealized capital gains and losses depending on the nature of the hedging relationship, if any, that are designated.
       -   A deferred premium asset is established to recognize receipt of premiums on a payment mode other than annual. This asset is considered an offset to statutory reserve calculations which use only annual modal premium assumptions. Deferred premiums are calculated from the current statement date to policy anniversary date. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a constant of gross premiums.
       -   Policy and contract fees are recognized through the statements of operations as received. Under GAAP, these amounts are reported as unearned revenue and are recognized in operations over the period in which the services are provided.
       -   The Company periodically invests money in its separate accounts, which is reported as a component of separate account assets and unassigned surplus. On a GAAP basis, these investments are reported as investments in equity securities, based on the underlying characteristics of the investment.

  8

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       -   Separate account assets and liabilities include certain market value adjusted fixed annuity and investment options on variable annuities.
           Notwithstanding the market value adjustment feature, the investment performance of the separate account assets is not being passed to the contractholder, and therefore, on a GAAP basis the contract is not reported in the separate account. Rather, the components of the spread on a book value basis are recorded in interest income and interest credited and realized gains and losses on investments and market value adjustments on contract surrenders are recognized as incurred. For GAAP, the contract liability is included in policy and contract balances and the assets are recorded within invested assets.
       -   The Company issues variable annuity contracts through separate accounts where the Company contractually guarantees to the contractholder a return of no less than one of the following upon a qualifying event: (a) total deposits made to the contract adjusted for partial withdrawals, (b) total deposits made to the contract adjusted for partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date adjusted for withdrawals following the contract anniversary, or (d) a minimum payment on a variable immediate annuity. These guarantees include benefits that are payable in the event of death, withdrawal or annuitization. The Company also issues universal life and variable universal life contracts where the Company provides to the contractholder a no-lapse guarantee and fixed indexed annuities with a guaranteed income in excess of account value. Statutory reserving methodologies consistent with other policy reserves and state requirements are established connected to these guarantees. GAAP requires the calculation of an additional liability related to these guarantees, specifically where product features produce an earnings pattern of profits followed by losses. Certain guarantees are considered embedded derivatives for GAAP. A separate reserve or an embedded derivative related to these guarantees is not required in statutory reporting.
       -   The Company also issues certain fixed indexed annuity and indexed universal life contracts that contain features which are considered to be embedded derivatives that are not separated between components and are accounted for consistent with the host contract. Under GAAP, the embedded derivative is bifurcated from the host contract and accounted for separately as a derivative carried at fair value with changes in fair value recorded in net income.
       -   GAAP requires that sales inducements be deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. A separate asset related to sales inducements is not allowed under statutory reporting.

       The significant accounting policies that are reflected in the accompanying statutory financial statements are as follows:

       New Accounting Pronouncements
       ---------------------------

       In April 2019, the NAIC adopted revisions to SSAP No. 92, Postretirement
       Benefits Other than Pensions and SSAP No.102, Pensions, which removes and clarifies certain disclosure requirements related to the Company's pension and other postretirement plans. The revised statement is effective for 2019 reporting and resulted in the removal of certain disclosures in note 12 Pension Plans and Other Retirement Plans.

       In April 2019, the NAIC adopted revisions to SSAP No. 100R, Fair Value, to remove the disclosure requirement for the transfers between level 1 and 2 in the fair value hierarchy and the Company's policy for determining transfers between levels. The revised statement is effective for 2019 reporting and resulted in the removal of certain disclosures in note 4 Fair Value of Financial Instruments.

  9

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       In November 2018, the NAIC adopted revisions to SSAP No. 51, Life
       Contracts, SSAP No. 52, Deposit-type contracts and SSAP No. 61R, Life,
       Deposit-type and Accident and Health Insurance, to enhance existing disclosures for annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics and add similar disclosures for life products. The revised statements are effective for 2019 reporting and resulted in additional disclosures in note 20 Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics and note 21
       Analysis of Life Actuarial Reserves by Withdrawal Characteristics.

       Permitted Practice
       ------------

       The Company has received a permitted practice from the Minnesota
       Department of Commerce to use a modified 1959 Accidental Death Benefit table, and the net effect is immaterial for reporting purposes.

       Revenues and Expenses
       -----------------

       Premiums are credited to revenue over the premium paying period of the policies, with the exception of single and flexible premium contracts which are credited to revenue when received from the policyholder.
       Annuity considerations and investment management, administration and contract guarantee fees are recognized as revenue when received. Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities and capital and surplus. Benefits and expenses, including acquisition costs related to acquiring new and renewal business, are charged to operations as incurred. Acquisition expenses incurred are reduced for ceding allowances received or receivable.

       Valuation of Investments and Net Investment Income
       ----------------------------------------------

       Bonds and stocks are valued as prescribed by the NAIC. Bonds not backed by other loans are generally carried at cost, adjusted for the amortization of premiums, accretion of discounts and any
       other-than-temporary impairment (OTTI). Premiums and discounts are amortized and accreted over the estimated or contractual lives of the related bonds based on the interest yield method. Prepayment penalties are recorded to net investment income when collected. Bonds that have been assigned the NAIC category 6 designation are carried at the lower of cost or fair value. The Securities Valuation Office identified bond exchange-traded funds are reported at fair value.

       Hybrid securities are investments structured to have characteristics of both stocks and bonds. Hybrid securities totaled $30,085 and $32,503 at
       December 31, 2019 and 2018, respectively, which were classified as bonds on the statutory statements of admitted assets, liabilities and capital and surplus.

       Loan-backed securities are stated at either amortized cost or the lower of amortized cost or discounted cash flows. The Company's loan-backed securities are reviewed quarterly, and as a result, the carrying value of a loan-backed security may be reduced to reflect changes in valuation resulting from discounted cash flow information. Loan-backed securities that have been assigned the NAIC category 6 designation are written down to the appropriate NAIC fair value. The Company uses a third-party pricing service in assisting the Company's determination of the fair value of most loan-backed securities. An internally developed matrix pricing model, discounted cash flow or other model is used to price a small number of holdings. The retrospective adjustment method is used to record investment income on all non-impaired securities except

  10

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       for interest-only securities or other non-investment grade securities where the yield had become negative. Investment income is recorded using the prospective method on these securities.

       For loan-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions obtained from an outside service provider or upon analyst review of the underlying collateral and the estimated economic life of the securities.
       When estimated prepayments differ from the anticipated prepayments, the effective yield is recalculated to reflect actual prepayments to date and anticipated future payments. Any resulting adjustment is included in net investment income. For loan-backed securities that have a recognized
       OTTI, the adjusted cost basis is prospectively amortized over the remaining life of the security based on the amount and timing of future estimated cash flows. All other investment income is recorded using the interest method without anticipating the impact of prepayments.

       Common stocks are carried at fair value except for investments in stocks of subsidiaries and affiliates in which the Company has an interest of
       10% or more, which are carried on an equity basis.

       The Company recognizes interest income as earned and recognizes dividend income on unaffiliated common stocks upon declaration of the dividend.
       Investment income is reported net of related investment expenses. For the years ended December 31, 2019 and 2018, the Company sold, redeemed or otherwise disposed 47 and 43 CUSIPs, respectively, as a result of a callable feature which generated investment income of $6,698 and $7,186, respectively, from prepayment penalties and acceleration fees.

       Preferred stocks are carried at cost less any OTTI adjustments and are classified as other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus.

       Mortgage loans are carried at the outstanding principal balances, net of unamortized premiums and discounts. Premiums and discounts are amortized and accreted over the terms of the mortgage loans based on the effective interest yield method. Prepayment penalties are recorded to net investment income. The Company invests primarily in commercial mortgages with a range of interest rates from 3.00% to 4.88% during 2019. In 2019, the maximum percentage of any one loan to the value of the collateral at the time of the investment of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 73%.

       The Company continues to record interest on those impaired mortgage loans that it believes to be collectible as due and accrued investment income. Any loans that have income 180 days or more past due continue to accrue income, but report all due and accrued income as a non-admitted asset. Past due interest on loans that are uncollectible is written off and no further interest is accrued. Any cash received for interest on impaired loans is recorded as income when collected.

       Alternative investments include limited partnership investments in private equity funds, mezzanine debt funds and hedge funds. These investments are in included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus at the amount invested using the equity method of accounting. In-kind distributions are recorded as a return of capital for the cost basis of the stock received. Income distributed from these alternative investments is included in net investment income or net realized capital gains (losses) on the statutory statements of operations based on information provided by the investee. The valuation of alternative investments is recorded based on the partnership financial statements from the previous quarter plus contributions and distributions during the fourth quarter. Any undistributed amounts

  11

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       held by the investee are recorded, based on the Company's ownership share, as unrealized capital gains or losses on the statutory statements of operations and capital and surplus. The Company evaluates partnership financial statements received subsequent to December 31 up to the financial statement issue date for material fluctuations in order to determine if an adjustment should be recorded as of December 31.

       Real estate is carried at cost less accumulated depreciation, adjusted for any OTTI losses taken. Real estate is included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus. Estimated losses are directly recorded to the carrying value of the asset and recorded as realized losses in the statutory statements of operations. Total accumulated depreciation was
       $49,828 and $46,230 at December 31, 2019 and 2018, respectively.
       Depreciation is computed principally on a straight-line basis.

       The Company's investments in surplus notes of unrelated entities are included in other invested assets on the statutory statements of admitted assets, liabilities and capital and surplus. Surplus note investments with a NAIC designation of NAIC 1 or NAIC 2 are reported at amortized cost. Surplus note investments with a NAIC designation equivalent of NAIC 3 through 6 are reported at the lessor of amortized cost or fair value. An OTTI is considered to have occurred if it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the surplus note. If it is determined that a decline in fair value is other than temporary, an impairment loss is recognized as a realized loss equal to the difference between the surplus note's carrying value and the fair value and is reported in earnings.

       Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. Accrued interest on policy loans over 90 days past due is non-admitted and totaled $3,705 and $3,413 as of December 31, 2019 and 2018, respectively.

       Investments in subsidiary companies are accounted for using the equity method and are carried as investments in affiliated companies or as other invested assets, in the case of limited liability companies, in the statutory statements of admitted assets, liabilities and capital and surplus. The Company records changes in its equity in its subsidiaries as credits or charges to capital and surplus. Insurance subsidiaries are recorded using statutory accounting principles. Non-insurance subsidiaries not engaged in prescribed insurance activities are recorded using audited GAAP results. Non-insurance subsidiaries engaged in prescribed insurance activities are recorded using audited GAAP results with certain statutory basis adjustments. Investments in limited liability subsidiaries included in other invested assets totaled
       $(22,963) and $(5,056) at December 31, 2019 and 2018, respectively.

       Commercial paper and bonds with original maturity dates of less than twelve months are considered to be short-term investments. Short-term investments are stated at fair value or amortized cost. Short-term investments at December 31, 2019 and 2018 totaled $7,141 and $8,610, respectively.

       Cash and cash equivalents are carried at cost, which generally approximates fair value. Money market funds are included in cash equivalents and are generally valued at fair value. The Company considers short-term investments that are readily convertible to known amounts of cash and have an original maturity date of three months or less to be cash equivalents. The Company places its cash and cash equivalents with high quality financial institutions and, at times, these balances may be in excess of the Federal Deposit Insurance
       Corporation insurance limit.

  12

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       Derivative Instruments
       ----------------

       The Company uses a variety of derivatives, including swaps, swaptions, forwards, floors, caps, futures and option contracts, to manage the risks associated with cash flows or changes in estimated fair values related to the Company's financial instruments. The Company currently enters into derivative transactions that do not qualify for hedge accounting or in certain cases, elects not to utilize hedge accounting.

       Derivative instruments are generally carried at fair value with changes in fair value recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus. Interest income generated by derivative instruments is reported in net realized capital gains (losses) on the statutory statements of operations.

       Several life insurance and annuity products in the Company's liability portfolio contain investment guarantees that create economic exposure to market and interest rate risks. These guarantees take the form of guaranteed withdrawal benefits on variable annuities, lifetime income guarantees on fixed indexed annuities, a guaranteed payout floor on a variable payout annuity, and indexed interest credits on both fixed indexed annuity and fixed indexed universal life products. The Company uses economic hedges including futures contracts, interest rate swaps and exchange traded and over-the-counter (OTC) options in its efforts to minimize the financial risk associated with these product guarantees.

       The Company holds "To-Be-Announced" (TBA) Government National Mortgage
       Association forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the Company's TBA securities happen at a later date, thus extending the forward contract date. These securities are reported at cost as derivative instruments on the statutory statements of admitted assets, liabilities and capital and surplus.

       Realized and Unrealized Capital Gains and Losses
       --------------------------------------------

       Realized capital gains and losses, less federal income taxes and amounts transferred to the IMR, if any, are recognized in net income. Unrealized capital gains and losses are accounted for as a direct increase or decrease to capital and surplus. Both realized and unrealized capital gains and losses are determined using the specific identification method.

       The Company regularly reviews each investment in its various asset classes to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of the investments. When the Company determines that an invested asset is other-than-temporarily impaired, the invested asset is written down to a new cost basis and the amount of the impairment is included in realized gains and losses on the statutory statements of operations. Any subsequent recoveries are not recognized until disposition.

       Under the Company's accounting policy for loan-backed and structured securities, if the Company has the intent to sell or the inability or lack of intent to retain a security for a period of time sufficient to recover the amortized cost basis, an OTTI is recognized in earnings equal to the difference between the security's amortized cost basis and the fair value. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings equal to the difference

  13

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's original effective interest rate.

       For other bonds, when the Company has determined an OTTI has occurred, the security is written-down to fair value. If the impairment is deemed to be non-interest related, an OTTI is recorded in earnings. For interest related declines, an OTTI is recorded when the Company has the intent to sell or does not have the ability to hold the bond until the forecasted recovery occurs. Many criteria are considered during this process including but not limited to, the length of time and the extent to which the current fair value has been below the amortized cost of the security, specific credit issues such as collateral, financial prospects related to the issuer, the Company's intent to sell the security and current economic conditions.

       For common stocks, an OTTI is recorded when the Company does not have the intent and ability to hold the investment for a sufficient period of time to allow for anticipated recovery of unrealized losses. When an
       OTTI has occurred, the entire difference between NAIC fair value and the common stock's cost is charged to earnings. Common stocks that have been in an unrealized loss position of greater than 20% for longer than six months are reviewed specifically using available third party information based on the investee's current financial condition, liquidity, near-term recovery prospects, and other factors. In addition, common stocks that have an unrealized loss position greater than $100 are reviewed based on the individual characteristics of the stock. Preferred stocks with significant unrealized losses are also reviewed on the same basis for impairment.

       The Company evaluates its alternative investments on a fund by fund basis using current and forecasted expectations for future fund performance, the age of the fund, general partner commentary and underlying investments within the fund. If facts and circumstances indicate that the value of the investment will not be recovered, the cost of the investment is written down and an OTTI is recorded in net realized capital gains (losses) on the statutory statements of operations.

       All other material unrealized losses are reviewed for any unusual event that may trigger an OTTI. Determination of the status of each analyzed investment as OTTI or not is made based on these evaluations with documentation of the rationale for the decision.

       The Company may, from time to time, sell invested assets subsequent to the statutory statement of admitted assets, liabilities and capital and surplus date that were considered temporarily impaired at the statutory statement of admitted assets, liabilities and capital and surplus date for several reasons. The rationale for the change in the Company's intent to sell generally focuses on unforeseen changes in the economic facts and circumstances related to the invested asset subsequent to the statutory statement of admitted assets, liabilities and capital and surplus date, significant unforeseen changes in the Company's liquidity needs, changes in interest rates, or changes in tax laws or the regulatory environment. The Company had no material sales of invested assets, previously considered OTTI or in an unrealized loss position, subsequent to the statutory statement of admitted assets, liabilities and capital and surplus dates for either December 31, 2019 or 2018.

       The Company recognizes valuation allowances for impairments of mortgage loans on a specific identification basis. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. A non-performing loan is defined as a loan that is not performing to the contractual

  14

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       terms of the loan agreement. Examples of non-performing loans may include delinquent loans, requests for forbearance and loans in the process of foreclosure. The valuation allowance is equal to the difference between the carrying value and fair value of the collateral less estimated costs to sell. Changes in the valuation allowance are recorded in net change in unrealized capital gains and losses on the statutory statements of capital and surplus.

       Impairment losses are recorded on investments in real estate and other long-lived assets used in operations when indicators of impairment are present, using undiscounted cash flows if available or independent market appraisals.

       Separate Accounts
       ------------

       Separate account assets represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the
       Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and contractholders.
       Assets consist principally of marketable securities and are reported at fair value of the investments held in the segregated funds. Investment income and gains and losses accrue directly to the policyholders and contractholders. Premiums, benefits and expenses of the separate accounts are reported in the statutory statements of operations. The
       Company receives administrative and investment advisory fees for services rendered on behalf of these accounts, and such fees are recorded as earned.

       The Company periodically invests money in its separate accounts. The fair value of such investments, included with separate account assets, amounted to $37,571 and $34,245 at December 31, 2019 and 2018,
       respectively.

       Included within other liabilities on the statutory statements of admitted assets, liabilities, and capital and surplus are the allowances for CARVM and CRVM. As of December 31, 2019 and 2018, the CARVM and CRVM
       allowances were $(301,794) and $(299,538), respectively.

       Software Capitalization
       -----------------

       Computer software costs incurred for internal use are capitalized and amortized over a three or five-year period. Computer software costs include application software, purchased software packages and significant upgrades to software. The Company had unamortized software costs of $44,414 and $45,516 as of December 31, 2019 and 2018,
       respectively, all of which is non-admitted, and amortized software expense of $10,628, $12,183 and $14,418 for the years ended December 31,
       2019, 2018 and 2017, respectively.

       Non-admitted Assets
       --------------

       Certain assets, designated as "non-admitted assets" (principally deferred taxes that do not meet admissibility testing, investments in affiliated companies, furniture, equipment, computer software, negative
       IMR and certain receivables), amounting to $333,945 and $405,011 at
       December 31, 2019 and 2018, respectively, have been charged to capital and surplus.

       Reinsurance
       ------

       Insurance liabilities are reported after the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid benefits, expense reimbursements and prepaid premiums, and are

  15

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       included in other assets on the statutory statements of admitted assets, liabilities and capital and surplus. Reinsurance premiums ceded and recoveries on benefits and claims incurred are deducted from the respective income and expense accounts.

       Policy Reserves
       ---------

       Policy reserves are determined using methods and assumptions consistent with the Standard Valuation Law and presently accepted actuarial standards. Policy reserves on group annuity contracts purchased under a qualified retirement plan are equal to the account value. Policy reserves on all other annuity contracts and life insurance contracts and older variable life policies are equal to the present value of future benefits less the present value of future premiums. The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. At
       December 31, 2019 and 2018, the amounts of surrender values in excess of reserves were $1,214,539 and $1,109,986, respectively.

       Policy reserves on accident and health contracts are determined using tabular and lag factor methods reflecting Company experience. The
       Company's liability for unpaid accident and health claims and claim adjustment expenses are determined using appropriate interest rate tables, company experience and actuarial studies.

       For substandard policies, if a flat premium is charged, the reserve is one-half of the extra premium. For reserves determined using a tabular method, the reserve is calculated by an exact method using multiples of standard mortality as determined by the currently assigned mortality category. As of December 31, 2019 and 2018, the Company had $14,163,056
       and $8,822,745, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation.

       Other policy liabilities include premium deposit funds and experience rated refund balances for certain group life insurance contracts.

       During 2019, the Company recorded a change in valuation basis related to certain reserves on life term products. The change in valuation basis resulted in a cumulative effect adjustment to increase capital and surplus by $43,552 and is reported in change in reserve due to change in valuation basis on the statutory statements of operations and capital and surplus. The tax impact of this adjustment is $9,145 and is included in net change in deferred taxes on the statutory statements of operations and capital and surplus.

       During the 2019 financial reporting process, the Company identified an adjustment related to certain deferred fixed indexed annuity reserves recorded in prior years. The adjustment resulted in a decrease in beginning 2019 capital and surplus of $32,713 after-tax and is reflected in other, net on the statements of operations and capital and surplus.

       Liability for Accident and Health Losses and Loss Adjustment Expenses
       -----------------------------------------------------------------

       The liability for unpaid losses and loss adjustment expenses includes an amount for losses incurred but unreported, based on past experience, as well as an amount for reported but unpaid losses, which is calculated on a case-by-case basis. Such liabilities are necessarily based on assumptions and estimates. While management believes that the amount is adequate, the ultimate liability may be in excess of or less than the

  16

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       amount estimated. The methods, including key assumptions, of making such estimates and for establishing the resulting liability are continually reviewed and any adjustments are reflected in the period such change in estimate is made. The liability for unpaid accident and health claims and claim adjustment expenses, net of reinsurance, is included in accident and health policy reserves and policy claims in process of settlement on the statutory statements of admitted assets, liabilities and capital and surplus.

       Participating Business
       -----------------

       Dividends on participating policies and other discretionary payments are declared by the Company's Board of Directors based upon actuarial determinations that take into consideration current mortality, interest earnings, expense factors and federal income taxes. Dividends are generally recognized as expenses when declared by the Company's Board of
       Directors and up to one year in advance of the payout dates. At December
       31, 2019 and 2018, the total participating business in force was
       $2,027,301 and $2,197,301, respectively. As a percentage of total life insurance in force, participating business in force represented 0.2% at both December 31, 2019 and 2018.

       For 2019, 2018 and 2017, premiums under individual and group life participating policies were $41,908, $41,963 and $41,073, respectively.
       The Company accounts for its policyholder dividends based upon the contribution method. The Company paid dividends in 2019, 2018 and 2017 in the amount of $7,022, $7,249, and 7,694, respectively, to policyholders and did not allocate any additional income to such policyholders.

       Federal Income Taxes
       ----------------

       The Company files a consolidated life/non-life federal income tax return with Minnesota Mutual Companies, Inc. (MMC), the Company's ultimate parent. Entities included in the consolidated return include: Securian
       Holding Company, Robert Street Property Management, Inc., Securian
       Financial Group, Inc. (SFG), Securian Casualty Company, Securian
       Ventures, Inc., Securian Financial Services, Inc. (SFS), Securian Trust
       Company, Securian Asset Management, Inc. (Securian AM), Ochs Inc.,
       Lowertown Capital, LLC, Empyrean Holding Company, Inc. and its
       subsidiaries and Minnesota Life Insurance Company and its subsidiaries.
       Empyrean Holding Company's subsidiaries include Empyrean Benefits
       Solutions, Inc., Empyrean Insurance Services, Inc. and Spinnaker
       Holdings, LLC. Minnesota Life's subsidiaries include Securian Life
       Insurance Company (Securian Life), Allied Solutions LLC (Allied),
       Securian AAM Holdings, LLC, Marketview Properties, LLC, Marketview
       Properties II, LLC, Marketview Properties III, LLC, Marketview
       Properties IV, LLC and Oakleaf Service Corporation.

       The method of allocation between companies is subject to written agreement, approved by an officer of the Company. Under the agreement, the Company computes federal income taxes on a separate return basis, and benefit is given for operating losses and credits as utilized to reduce consolidated federal income taxes. Intercompany tax balances are settled annually when the tax return is filed with the Internal Revenue
       Service (IRS).

       The Company provides for federal income taxes based on amounts the
       Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the statutory financial statements. Any such change could significantly affect the amounts reported in the statutory statements of operations. Management has used

  17

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the IRS or the tax courts.

       Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Gross deferred tax assets and liabilities are measured using enacted tax rates, and a statutory valuation allowance must be established if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. The adjusted gross deferred tax assets are then considered for admitted asset status according to the admissibility tests as set forth by the NAIC. Changes in deferred tax assets and deferred tax liabilities, including changes attributable to changes in tax rates, are recognized as a component of unassigned surplus.

       Use of Estimates
       ----------

       The preparation of financial statements in conformity with statutory accounting practices requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the dates of the statutory statements of admitted assets, liabilities and capital and surplus and the reported amounts of revenues and expenses during the reporting period. Future events, including but not limited to, changes in mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the financial statements and such changes in estimates are generally recorded on the statutory statements of operations in the period in which they are made.

       The most significant estimates include those used in determining policy reserves, policy claims in process of settlement, valuation of and impairment losses on investments, valuation allowances or impairments for mortgage loans on real estate, federal income taxes and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management's best estimates based on facts and circumstances as of the statements of admitted assets, liabilities and capital and surplus date. Management believes the amounts provided are appropriate.

(3)    RISKS

       The Company's financial statements are based on estimates and assumptions that are subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the
       Company's control or are subject to change. As such, actual results could differ from the estimates used in the financial statements and the value of the Company's investments, its financial condition and its liquidity could be adversely affected. The following risks and uncertainties, among others, may have such an effect:

             -   Economic environment and capital markets-related risks such as those related to interest rates, equity markets, credit
                 spreads, real estate, and derivatives.
             -   Investment-related risks such as those related to valuation, impairment, and concentration.

  18

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(3)   RISKS (CONTINUED)

             -    Business and operational-related risks such as those related to mortality/longevity, morbidity and claims experience,
                  reinsurers and counterparties, liquidity, ratings,
                  competition, cyber or other information security, fraud, and overall risk management.
             -    Catastrophic and pandemic event-related risks such as
                  COVID-19 that may impact policyholder behavior and claims
                  experience, volatility in financial markets and economic
                  activity, and operations.
             -    Acquisition, disposition, or other structural change related risks.
             -    Regulatory and legal risks such as those related to changes in fiscal, tax and other legislation, insurance and other
                  regulation, and accounting standards.

       The Company actively monitors and manages risks and uncertainties through a variety of policies and procedures in an effort to mitigate or minimize the adverse impact of any exposures impacting the financial statements.

(4)    FAIR VALUE OF FINANCIAL INSTRUMENTS

       Financial Assets and Financial Liabilities Reported at Fair Value
       -----------------------------------------------------------

       The fair value of the Company's financial assets and financial liabilities has been determined using available market information as of
       December 31, 2019 and 2018.

       Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (exit price) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company primarily uses the market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. To a lesser extent, the Company also uses the income approach which uses discounted cash flows to determine fair value. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs. Observable inputs reflect the assumptions market participants would use in valuing a financial instrument based on market data obtained from sources independent of the
       Company. Unobservable inputs reflect the Company's estimates about the assumptions market participants would use in valuing financial assets and financial liabilities based on the best information available in the circumstances. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

       The Company is required to categorize its financial assets and financial liabilities carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus according to a three-level hierarchy. A level is assigned to each financial asset and financial liability based on the lowest level input that is significant to the fair value measurement in its entirety. The levels of fair value hierarchy are as follows:

             Level 1 - Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market.

             Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable in active markets for identical or similar assets and liabilities.

  19

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(4)   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                Level 3 - Fair value is based on at least one or more
                significant unobservable inputs. These inputs reflect the
                Company's assumptions about the inputs market participants would use in pricing the assets or liabilities.

         The Company uses prices and inputs that are current as of the measurement date. In periods of market disruption, the ability to observe prices and inputs may be reduced, which could cause an asset or liability to be reclassified to a lower level.

         The following table summarizes the Company's financial assets and financial liabilities carried at fair value as of December 31, 2019:

                                                                                  LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                                                                -----------  ------------  --------  ------------

        Common stocks                                                           $   472,062  $         --   $  540   $    472,602
        Derivative instruments                                                       69,400       775,788       --        845,188
        Cash equivalents                                                            121,416            --       --        121,416
        Separate account assets                                                   5,896,776    23,841,446    5,920     29,744,142
                                                                                -----------  ------------  --------  ------------
         Total financial assets                                                 $ 6,559,654  $ 24,617,234   $6,460   $ 31,183,348
                                                                                ===========  ============  ========  ============
        Derivative instruments (1)                                              $        23  $    287,216   $   --   $    287,239
                                                                                -----------  ------------  --------  ------------
         Total financial liabilities                                            $        23  $    287,216   $   --   $    287,239
                                                                                ===========  ============  ========  ============

        (1)  Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

         The following table summarizes the Company's financial assets and financial liabilities carried at fair value as of December 31, 2018:

                                                                                   LEVEL 1       LEVEL 2      LEVEL 3      TOTAL
                                                                                 -----------  ------------  ---------  ------------

        Common stocks                                                            $   379,321  $         --   $    --   $    379,321
        Derivative instruments                                                         4,184       108,953        --        113,137
        Cash equivalents                                                             133,771            --        --        133,771
        Separate account assets                                                    4,656,252    19,510,926     5,045     24,172,223
                                                                                 -----------  ------------  ---------  ------------
         Total financial assets                                                  $ 5,173,528  $ 19,619,879   $ 5,045   $ 24,798,452
                                                                                 ===========  ============  =========  ============
        Derivative instruments (1)                                               $        13  $     27,595   $    --   $     27,608
                                                                                 -----------  ------------  ---------  ------------
         Total financial liabilities                                             $        13  $     27,595   $    --   $     27,608
                                                                                 ===========  ============  =========  ============

        (1)  Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

         The methods and assumptions used to estimate the fair value of financial assets and liabilities are summarized as follows:

         COMMON STOCKS

         The Company's common stocks consist primarily of investments in common stock of publicly traded companies. The fair values of common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1.

  20

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(4)   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

       DERIVATIVE INSTRUMENTS

       Derivative instrument fair values are based on quoted market prices when available. If a quoted market price is not available, fair value is estimated using current market assumptions and modeling techniques, which are then compared with quotes from counterparties.

       The majority of the Company's derivative positions are traded in the OTC derivative market and are classified as Level 2. The fair values of most
       OTC derivatives are determined using discounted cash flow or third party pricing models. The significant inputs to the pricing models are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data.
       Significant inputs that are unobservable generally include: independent broker quotes and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. In general, OTC derivatives are compared to an outside broker quote when available and are reviewed in detail through the Company's valuation oversight group. OTC derivatives valued using significant unobservable inputs would be classified as Level 3.

       The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

       CASH EQUIVALENTS

       Money market funds are reported as cash equivalents. All money market funds are generally valued using unadjusted prices in active markets and are reflected in Level 1. The Company carried a small amount of non-exchange traded common stock classified within Level 3.

       SEPARATE ACCOUNT ASSETS

       Separate account assets are reported as a summarized total and are carried at estimated fair value based on the underlying assets in which the separate accounts are invested. Valuations for common stock and short-term investments are determined consistent with similar instruments as previously described. When available, fair values of bonds are based on quoted market prices of identical assets in active markets and are reflected in Level 1. When quoted prices are not available, the Company's process is to obtain prices from third party pricing services, when available, and generally classify the security as
       Level 2. Valuations for certain mutual funds and pooled separate accounts are classified as Level 2 as the values are based upon quoted prices or reported net asset values provided by the fund managers with little readily determinable public pricing information. Other valuations using internally developed pricing models or broker quotes are generally classified as Level 3.

  21

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(4)   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

        The following table provides a summary of changes in fair value of
        Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2019:

                                                           TOTAL REALIZED AND
                                                            UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN:
                                                        -----------------------
                                                                                  PURCHASES,
                                           BALANCE AT                              SALES AND      TRANSFERS    TRANSFERS     BALANCE
                                            BEGINNING        NET                 SETTLEMENTS,       IN TO       OUT OF       AT END
                                             OF YEAR     INCOME (1)     SURPLUS     NET (3)      LEVEL 3 (2)  LEVEL 3 (2)    OF YEAR
                                          ------------  ------------   --------  -------------  ------------  -----------  ---------

        Separate account assets             $ 5,045         $ --        $ 443        $ 432          $ --         $ --       $ 5,920
        Common stocks                            --           --           --          540            --           --           540
                                          ------------  ------------   --------  -------------  ------------  -----------  ---------
          Total financial assets            $ 5,045         $ --        $ 443        $ 972          $ --         $ --       $ 6,460
                                          ============  ============   ========  =============  ============  ===========  =========

        (1) The amounts included in this column, exclusive of separate account losses, are reported in net realized capital gains (losses) on the statutory statements of operations and capital and surplus.
        (2) Transfers in to/out of Level 3 are primarily due to the availability of observable market prices.
        (3) The following table provides the bifurcation of the net purchases and sales.

        The following table provides the bifurcation of the net purchases and sales during the year ended December 31, 2019:

                                                                                                                        PURCHASES,
                                                                                                                         SALES AND
                                                                                                                       SETTLEMENTS,
                                                                                    PURCHASES    SALES   SETTLEMENTS        NET
                                                                                   ----------   ------   -----------   ------------

        Separate account assets                                                      $  905     $(473)       $--           $432
        Common stocks                                                                   540        --         --            540
                                                                                   ----------   ------   -----------   ------------
         Total financial assets                                                      $1,445     $(473)       $--           $972
                                                                                   ==========   ======   ===========   ============

        The following table provides a summary of changes in fair value of
        Level 3 financial assets and financial liabilities measured at fair value during the year ended December 31, 2018:

                                                           TOTAL REALIZED AND
                                                            UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN:
                                                        -----------------------
                                                                                  PURCHASES,
                                           BALANCE AT                              SALES AND      TRANSFERS    TRANSFERS     BALANCE
                                            BEGINNING        NET                 SETTLEMENTS,       IN TO       OUT OF       AT END
                                             OF YEAR     INCOME (1)     SURPLUS     NET (3)      LEVEL 3 (2)  LEVEL 3 (2)    OF YEAR
                                          ------------  ------------   --------  -------------  ------------  -----------  ---------

        Separate account assets              $ 886          $ --        $ 365       $ 2,381        $1,413        $ --       $ 5,045
                                          ------------  ------------   --------  -------------  ------------  -----------  ---------
          Total financial assets             $ 886          $ --        $ 365       $ 2,381        $1,413        $ --       $ 5,045
                                          ============  ============   ========  =============  ============  ===========  =========

        (1) The amounts included in this column, exclusive of separate account losses, are reported in net realized capital gains (losses) on the statutory statements of operations and capital and surplus.

  22

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(4)   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

       (2) Transfers in to/out of Level 3 are primarily due to the availability of observable market prices.
       (3) The following table provides the bifurcation of the net purchases and sales.

        The following table provides the bifurcation of the net purchases and sales during the year ended December 31, 2018:

                                                                                                                         PURCHASES,
                                                                                                                          SALES AND
                                                                                                                        SETTLEMENTS,
                                                                                    PURCHASES    SALES    SETTLEMENTS        NET
                                                                                   -----------   ------  ------------   ------------

        Separate account assets                                                      $ 2,780     $(399)      $ --          $2,381
                                                                                   -----------   ------  ------------   ------------
         Total financial assets                                                      $ 2,780     $(399)      $ --          $2,381
                                                                                   ===========   ======  ============   ============

        At December 31, 2019 and 2018, the Company carried an immaterial amount of Level 3 assets and liabilities which are comprised of separate account assets. The Company uses a discounted cash flow methodology that looks at yield/spread to U.S. Treasuries inputs to price the securities. For any increase (decrease) in the yield/spread to U.S.
        Treasuries, the fair value of the asset will decrease (increase).

  23

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(4)   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

        Financial Assets and Financial Liabilities
        ------------------------------------------

        The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the
        Company as of December 31, 2019:

                                                                                                                            NOT
                                                                                                                        PRACTICABLE
                                                   AGGREGATE     CARRYING                                                CARRYING
                                                  FAIR VALUE       VALUE        LEVEL 1       LEVEL 2       LEVEL 3        VALUE
                                                 ------------  ------------  ------------  ------------  ------------  ------------

        Bonds:
          U.S. government securities             $    557,248  $    545,386  $    557,248  $         --  $         --    $     --
          Agencies not backed by the full
           faith and credit of the
           U.S. government                            857,398       807,698            --       857,398            --          --
          Foreign government securities                28,164        26,324            --        28,164            --          --
          Corporate securities                     13,402,721    12,471,875         3,050    11,107,735     2,291,936          --
          Asset-backed securities                     710,510       691,559            --       674,484        36,026          --
          Commercial mortgage-backed
           securities (CMBS)                        1,804,777     1,743,322            --     1,804,777            --          --
          Residential mortgage-backed
           securities (RMBS)                        1,883,547     1,786,119            --     1,883,547            --          --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
           Total bonds                             19,244,365    18,072,283       560,298    16,356,105     2,327,962          --
        Common stock                                  472,602       486,402       472,062            --           540      13,800
        Preferred stock                                68,788        64,762        19,560        31,077        18,151          --
        Mortgage loans                              4,251,570     4,148,884            --            --     4,251,570          --
        Derivative instruments:
          Other derivative instruments                845,188       845,188        69,400       775,788            --          --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
           Total derivative instruments               845,188       845,188        69,400       775,788            --          --
        Policy loans                                  707,512       588,342            --            --       707,512          --
        Short-term investments                          7,141         7,141         5,477         1,664            --          --
        Cash equivalents                              210,920       210,912       210,169           751            --          --
        Surplus notes                                 103,150        94,015            --       103,150            --          --
        Separate account assets                    29,744,142    29,744,142     5,896,776    23,841,446         5,920          --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
           Total financial assets                $ 55,655,378  $ 54,262,071  $  7,233,742  $ 41,109,981  $  7,311,655    $ 13,800
                                                 ============  ============  ============  ============  ============  ============
        Deferred annuities                       $  2,324,624  $  2,543,049  $         --  $         --  $  2,324,624    $     --
        Other fund deposits                         2,363,878     2,365,339            --            --     2,363,878          --
        Supplementary contracts without
          flife contingencies                         145,377       145,377            --            --       145,377          --
        Annuity certain contracts                     115,551       110,088            --            --       115,551          --
        Borrowed money                                 45,174        45,000            --            --        45,174          --
        Derivative liabilities (1)                    287,239       287,239            23       287,216            --          --
        Separate account liabilities               20,475,110    20,475,110     5,896,776    14,572,414         5,920          --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
           Total financial liabilities           $ 25,756,953  $ 25,971,202  $  5,896,799  $ 14,859,630  $  5,000,524    $     --
                                                 ============  ============  ============  ============  ============  ============

        (1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

  24

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(4)   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

        The following table provides a summary of financial assets with a not practicable carrying value as of December 31, 2019:

                                                                                                   EXPLANATION FOR INVESTMENTS
                                      CARRYING VALUE  EFFECTIVE INTEREST RATE   MATURITY DATE             HELD AT COST
                                     ---------------  -----------------------  --------------  ----------------------------------

        Common stock                      $13,800               N/A                  N/A          Nonmarketable FHLB membership

        The following table summarizes by level of fair value hierarchy the aggregate fair value of financial assets and liabilities held by the
        Company as of December 31, 2018:

                                                                                                                            NOT
                                                                                                                        PRACTICABLE
                                                   AGGREGATE     CARRYING                                                CARRYING
                                                  FAIR VALUE       VALUE        LEVEL 1       LEVEL 2       LEVEL 3        VALUE
                                                 ------------  ------------  ------------  ------------  ------------  ------------

        Bonds:
          U.S. government securities             $    481,109  $    469,314  $    481,109  $         --  $         --    $     --
          Agencies not backed by the full
           faith and credit of the
           U.S. government                            825,679       818,015            --       825,679            --          --
          Foreign government securities                44,239        43,444            --        44,239            --          --
          Corporate securities                     10,168,156    10,402,409         4,438     8,500,275     1,663,443          --
          Asset-backed securities                     564,306       567,660            --       525,772        38,534          --
          Commercial mortgage-backed
           securities (CMBS)                        1,524,427     1,538,202            --     1,524,427            --          --
          Residential mortgage-backed
           securities (RMBS)                        1,719,241     1,681,037            --     1,719,237             4          --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
           Total bonds                             15,327,157    15,520,081       485,547    13,139,629     1,701,981          --
        Common stock                                  379,321       395,121       379,321            --            --      15,800
        Preferred stock                                46,760        49,406        14,671        32,089            --          --
        Mortgage loans                              3,556,569     3,614,864            --            --     3,556,569          --
        Derivative instruments:
          TBA derivative instruments                   36,901        36,461            --        36,901            --          --
          Other derivative instruments                113,137       113,137         4,184       108,953            --          --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
           Total derivative instruments               150,038       149,598         4,184       145,854            --          --
        Policy loans                                  626,852       519,511            --            --       626,852          --
        Short-term investments                          8,607         8,610         1,099         7,508            --          --
        Cash equivalents                              134,271       134,271       133,771           500            --          --
        Surplus notes                                  71,978        78,703            --        71,978            --          --
        Separate account assets                    24,172,223    24,172,223     4,656,252    19,510,926         5,045          --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
           Total financial assets                $ 44,473,776  $ 44,642,388  $  5,674,845  $ 32,908,484  $  5,890,447    $ 15,800
                                                 ============  ============  ============  ============  ============  ============
        Deferred annuities                       $  2,075,454  $  2,049,493  $         --  $         --  $  2,075,454    $     --
        Other fund deposits                         2,264,506     2,283,239            --            --     2,264,506          --
        Supplementary contracts without
          life contingencies                          133,431       133,431            --            --       133,431          --
        Annuity certain contracts                     106,884       107,007            --            --       106,884          --
        Borrowed money                                 25,781        25,000            --            --        25,781          --
        Derivative liabilities (1)                     27,608        27,608            13        27,595            --          --
        Separate account liabilities               16,126,782    16,126,782     4,656,252    11,465,485         5,045          --
                                                 ------------  ------------  ------------  ------------  ------------  ------------
           Total financial liabilities           $ 20,760,446  $ 20,752,560  $  4,656,265  $ 11,493,080  $  4,611,101    $     --
                                                 ============  ============  ============  ============  ============  ============

        (1) Included in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

  25

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(4)   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

        The following table provides a summary of financial assets with a not practicable carrying value as of December 31, 2018:

                                                                                                   EXPLANATION FOR INVESTMENTS
                                      CARRYING VALUE  EFFECTIVE INTEREST RATE   MATURITY DATE             HELD AT COST
                                     ---------------  -----------------------  --------------  ----------------------------------

        Common stock                      $15,800               N/A                  N/A          Nonmarketable FHLB membership

        Financial Assets and Financial Liabilities Reported at Other Than Fair
               Value
        ------------------------------------------------------------------------

        The Company uses various methods and assumptions to estimate the fair value of financial assets and financial liabilities that are not carried at fair value on the statutory statements of admitted assets, liabilities and capital and surplus.

        Refer to note 2 Summary of Significant Accounting Policies and note 6
        Derivative Instruments for additional fair value disclosures concerning bonds, cash equivalents, other invested assets and derivatives.

        When available, fair values of bonds and surplus notes of unrelated entities are based on quoted market prices of identical assets in active markets and are reflected in Level 1.

        When quoted prices are not available, the Company's process is to obtain prices from third party pricing services, when available. The
        Company generally receives prices from pricing services and maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. The Company's primary pricing service has policies and processes to ensure that it is using objectively verifiable observable market data. The pricing service regularly reviews the valuation inputs for instruments covered and publishes and updates a summary of inputs used in its valuations by major type. The market inputs utilized in the pricing valuation depend on asset class and market conditions but typically include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. If the pricing service determines it does not have sufficient objectively verifiable information about an instrument's valuation, it discontinues providing a valuation. In this instance, the Company would be required to produce its own internally modeled estimate of fair value.

        Prices are reviewed by affiliated asset managers and management to validate reasonability. Instruments with validated prices from pricing services are generally reflected in Level 2. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service.
        If the pricing service updates the price to be more consistent in comparison to the presented market observations, the instrument remains within Level 2.

        For instruments where quoted market prices are not available or the
        Company concludes the pricing information received from third party pricing services is not reflective of market activity - generally private placement bonds or bonds that do not trade regularly - a matrix pricing, discounted cash flow or other model is used. The pricing models are developed by obtaining spreads versus the U.S. Treasury yield for corporate bonds with varying weighted average lives and ratings. The weighted average life and rating of a particular instrument to be priced are important inputs into the model and are used to determine a corresponding spread that is added to the U.S.
        Treasury yield to create an estimated market yield for that instrument.
        The estimated market yield, liquidity premium, any adjustments for known credit risk, and other relevant factors are then

  26

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(4)   FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

       used to estimate the fair value. Certain other valuations are based on independent non-binding broker quotes. Instruments valued using pricing models or broker quotes are reflected in Level 3.

       Fair values of mortgage loans are based upon matrix pricing and discounted cash flows. Fair values of policy loans are estimated by discounting expected cash flows. The expected cash flows reflect an estimate for the timing of repayment of the loans and weighted average loan interest rates.

       The fair value of deferred annuities and other fund deposits, which have guaranteed interest rates and surrender charges, were calculated using
       CARVM calculation procedures and current market interest rates. The
       Company believes this a reasonable approximation of fair value.
       Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments.

       The fair value of supplementary contracts without life contingencies and annuity certain contracts are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.

       The carrying amount of short-term borrowed money approximates the fair value. The fair value of long-term borrowed money is estimated based on primarily the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

       Certain separate account liabilities represent balances due to policyholders under contracts that are classified as investment contracts. Since these separate account liabilities are fully funded by the cash flows from the separate account assets which are recognized at estimated fair value, the value of those assets approximates the carrying and fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

(5)    INVESTMENTS

       Bonds and Common Stocks
       ---------------------

       The Company's bond portfolio consists primarily of public and private corporate bonds, mortgage and other asset-backed bonds and U.S.
       government and agency obligations.

       The Company invests in private placement bonds to enhance the overall value of its portfolio, increase diversification and obtain higher yields than are possible with comparable publicly traded bonds.
       Generally, private placement bonds provide broader access to management information, strengthened negotiated protective covenants, call protection features and, frequently, improved seniority of collateral protection. Private placement bonds generally are only tradable subject to restrictions by federal and state securities laws and are, therefore, less liquid than publicly traded bonds.

       The Company holds CMBS that may be originated by single or multiple issuers, which are collateralized by mortgage loans secured by income producing commercial properties such as office buildings, multi-family dwellings, industrial, retail, hotels and other property types.

  27

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(5)   INVESTMENTS (CONTINUED)

        The Company's RMBS portfolio consists of pass-through securities, which are pools of mortgage loans collateralized by single-family residences and primarily issued by government sponsored entities (e.g., GNMA, FNMA and FHLMC), and structured pass-through securities, such as collateralized mortgage obligations, that may have specific prepayment and maturity profiles and may be issued by either government sponsored entities or "private label" issuers. The Company's RMBS portfolio primarily contains loans made to borrowers with strong credit histories. The Company's portfolio consisted of $1,743,331 and
        $1,650,755 agency backed RMBS and $42,788 and $30,282 non-agency backed
        RMBS as of December 31, 2019 and 2018, respectively. The Company's RMBS portfolio also includes Alt-A mortgage loans to customers who have good credit ratings but have limited documentation for their source of income or some other standards used to underwrite the mortgage loan, and subprime residential loans to customers with weak credit profiles, including mortgages originated using relaxed mortgage-underwriting standards.

        The Company's asset-backed securities portfolio consists of securities collateralized by the cash flows of receivables relating to credit cards, automobiles, manufactured housing and other asset class loans.

        The admitted asset value, gross unrealized gains and losses and estimated fair value of investments in bonds were as follows:

                                                                                                GROSS         GROSS
                                                                               ADMITTED      UNREALIZED    UNREALIZED       FAIR
        DECEMBER 31, 2019                                                     ASSET VALUE       GAINS        LOSSES         VALUE
        ------------------------------------------------------------------   ------------  ------------   -----------   ------------

        U.S. government securities                                           $    545,386   $    11,976     $    114    $    557,248
        Agencies not backed by the full faith
          and credit of the U.S. government                                       807,698        49,835          135         857,398
        Foreign government securities                                              26,324         1,840           --          28,164
        Corporate securities                                                   12,471,875       942,646       11,800      13,402,721
        Asset-backed securities                                                   691,559        19,414          463         710,510
        CMBS                                                                    1,743,322        62,154          699       1,804,777
        RMBS                                                                    1,786,119        98,115          687       1,883,547
                                                                             ------------  ------------   -----------   ------------
          Total                                                              $ 18,072,283   $ 1,185,980     $ 13,898    $ 19,244,365
                                                                             ============  ============   ===========   ============

                                                                                               GROSS         GROSS
                                                                              ADMITTED      UNREALIZED    UNREALIZED        FAIR
        DECEMBER 31, 2018                                                    ASSET VALUE       GAINS        LOSSES          VALUE
        -----------------------------------------------------------------   ------------   -----------    ----------    ------------

        U.S. government securities                                          $    469,314    $  12,154     $      359    $    481,109
        Agencies not backed by the full faith
          and credit of the U.S. government                                      818,015       15,071          7,407         825,679
        Foreign government securities                                             43,444        1,869          1,074          44,239
        Corporate securities                                                  10,402,409       98,957        333,210      10,168,156
        Asset-backed securities                                                  567,660        5,299          8,653         564,306
        CMBS                                                                   1,538,202        8,246         22,021       1,524,427
        RMBS                                                                   1,681,037       48,587         10,383       1,719,241
                                                                            ------------   -----------    ----------    ------------
          Total                                                             $ 15,520,081    $ 190,183     $  383,107    $ 15,327,157
                                                                            ============   ===========    ==========    ============

  28

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(5)   INVESTMENTS (CONTINUED)

        The admitted asset value and estimated fair value of bonds at December
        31, 2019, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                            ADMITTED        FAIR
                                                                                                           ASSET VALUE      VALUE
                                                                                                          ------------  ------------

        Due in one year or less                                                                           $    425,633  $    430,728
        Due after one year through five years                                                                4,121,548     4,296,754
        Due after five years through ten years                                                               3,780,540     4,007,841
        Due after ten years                                                                                  5,523,562     6,110,208
                                                                                                          ------------  ------------
                                                                                                            13,851,283    14,845,531
        Asset-backed and mortgage-backed securities                                                          4,221,000     4,398,834
                                                                                                          ------------  ------------
          Total                                                                                           $ 18,072,283  $ 19,244,365
                                                                                                          ============  ============

        The Company had certain bonds with a reported fair value lower than the amortized cost of the investment as follows:

                                                                                                 DECEMBER 31, 2019
                                                                               ----------------------------------------------------
                                                                                                LESS THAN 12 MONTHS
                                                                               ----------------------------------------------------
                                                                                               AMORTIZED    UNREALIZED    SECURITY
                                                                               FAIR VALUE        COST         LOSSES        COUNT
                                                                               -----------   ------------  ------------   ---------

        U.S. government securities                                             $    56,853   $    56,967     $     114          9
        Agencies not backed by the full faith and
          credit of the U.S. government                                             23,400        23,534           134          7
        Corporate securities                                                       438,956       444,610         5,654         89
        Asset-backed securities                                                     92,276        92,724           448         36
        CMBS                                                                       107,788       108,469           681          6
        RMBS                                                                       122,203       122,649           446         20

                                                                                                 DECEMBER 31, 2019
                                                                               ----------------------------------------------------
                                                                                               12 MONTHS OR GREATER
                                                                               ----------------------------------------------------
                                                                                               AMORTIZED    UNREALIZED    SECURITY
                                                                                FAIR VALUE       COST         LOSSES        COUNT
                                                                               -----------   ------------   -----------   ---------

        U.S. government securities                                             $        --   $        --     $      --         --
        Agencies not backed by the full faith and
          credit of the U.S. government                                                499           500             1          1
        Corporate securities                                                       105,678       111,824         6,146         32
        Asset-backed securities                                                     11,527        11,542            15          6
        CMBS                                                                         2,674         2,692            18          7
        RMBS                                                                        23,316        23,557           241         19

  29

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(5)   INVESTMENTS (CONTINUED)

                                                                                                  DECEMBER 31, 2018
                                                                                ---------------------------------------------------
                                                                                                 LESS THAN 12 MONTHS
                                                                                ---------------------------------------------------
                                                                                                AMORTIZED    UNREALIZED    SECURITY
                                                                                 FAIR VALUE       COST         LOSSES        COUNT
                                                                                -----------   ------------  ------------   --------

        U.S. government securities                                              $   148,447   $   148,500    $       53          7
        Agencies not backed by the full faith and
          credit of the U.S. government                                             206,407       210,316         3,909         43
        Foreign securities                                                              119           126             7          1
        Corporate securities                                                      5,396,088     5,663,116       267,028      1,051
        Asset-backed securities                                                     205,859       209,647         3,788         46
        CMBS                                                                        723,884       735,025        11,141         50
        RMBS                                                                        439,275       445,371         6,096         73

                                                                                                 DECEMBER 31, 2018
                                                                               ----------------------------------------------------
                                                                                               12 MONTHS OR GREATER
                                                                               ----------------------------------------------------
                                                                                               AMORTIZED    UNREALIZED    SECURITY
                                                                               FAIR VALUE        COST         LOSSES        COUNT
                                                                               -----------   ------------  ------------   ---------

        U.S. government securities                                             $     6,978   $     7,284     $     306          8
        Agencies not backed by the full faith and
          credit of the U.S. government                                             68,353        71,851         3,498         29
        Foreign securities                                                           9,186        10,253         1,067          1
        Corporate securities                                                       804,263       870,445        66,182        167
        Asset-backed securities                                                    155,957       160,822         4,865         52
        CMBS                                                                       335,991       346,871        10,880         46
        RMBS                                                                       133,156       137,443         4,287         56

        For bonds where the carrying value exceeds fair value, the Company expects to collect all principal and interest payments, excluding previously recorded OTTI. In determining whether an impairment is other than temporary, the Company evaluates its intent and need to sell a security prior to its anticipated recovery in fair value. The Company performs ongoing analysis of liquidity needs, which includes cash flow testing. Cash flow testing includes duration matching of the investment portfolio and policyholder liabilities. As of December 31, 2019, the
        Company does not intend to sell and does not believe that it will be required to sell investments with an unrealized loss prior to recovery.

        The following paragraphs summarize the Company's evaluation of investment categories where carrying value exceeds fair value as of
        December 31, 2019.

        U.S. government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

        Agencies not backed by the full faith and credit of the U.S. government are temporarily impaired due to interest rates and not credit-related reasons. Although not backed by the full faith and credit of the U.S.
        government, these securities generally trade as if they are.

        Foreign government securities are temporarily impaired due to current interest rates and not credit-related reasons. The Company expects to collect all principal and interest on these securities.

  30

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(5)   INVESTMENTS (CONTINUED)

        Unrealized losses related to corporate securities are due to interest rates that are higher, and current market spreads that are wider than at the securities' respective purchase dates. The Company performed an analysis of the financial performance of the underlying issuers and determined that the entire amortized cost for each temporarily-impaired security is expected to be recovered.

        Asset-backed securities, CMBS and RMBS are impacted by both interest rates and the value of the underlying collateral. The Company utilizes discounted cash flow models using outside assumptions to determine if an OTTI is warranted.

        The Company's CMBS portfolio had initial ratings of AA or higher and are diversified by property type and geographic location. The Company's
        CMBS portfolio is primarily super senior and senior securities as opposed to mezzanine or below. Commercial real estate fundamentals have impacted most of the asset class and the Company has recognized OTTI when warranted. All CMBS securities that were in an unrealized loss position for twelve months or longer as of December 31, 2019 were investment grade securities (BBB or better).

        The Company's RMBS portfolio primarily consists of residential mortgages to prime borrowers. Fluctuations in the U.S. housing market continues to impact the valuations across the entire asset class. As of
        December 31, 2019, 97.6% of the RMBS portfolio was invested in agency pass-through securities. All RMBS securities that were in an unrealized loss position for twelve months or longer as of December 31, 2019 were investment grade securities (BBB or better). Credit support for the
        RMBS holdings remains high.

        At December 31, 2019 and 2018, bonds with a carrying value of $8,070 and $8,026, respectively, were on deposit with various regulatory authorities as required by law.

        The common stock portfolio is managed with the objective of capturing long-term capital gains with a moderate level of current income. The carrying value of the Company's common stock portfolio totaled $486,402 and $395,121 as of December 31, 2019 and 2018, respectively.

        The Company had certain common stocks with a reported fair value lower than the carrying value of the investment as follows:

                                                                                                 LESS THAN 12 MONTHS
                                                                                  -----------------------------------------------
                                                                                                CARRYING    UNREALIZED   SECURITY
                                                                                  FAIR VALUE      VALUE       LOSSES       COUNT
                                                                                  ----------    ---------   -----------  --------

        December 31, 2019                                                          $  30,124    $ 32,556     $ 2,432         25
        December 31, 2018                                                            139,932     155,648      15,716        119

                                                                                                12 MONTHS OR GREATER
                                                                                  -----------------------------------------------
                                                                                                CARRYING    UNREALIZED   SECURITY
                                                                                  FAIR VALUE      VALUE       LOSSES       COUNT
                                                                                  ----------    ---------   -----------  --------

        December 31, 2019                                                          $   8,559    $ 10,446     $ 1,887         12
        December 31, 2018                                                              1,028       1,754         726          3

        Common stocks with unrealized losses at December 31, 2019 primarily represent highly diversified publicly traded common stocks that have positive outlooks for near-term future recovery.

  31

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(5)   INVESTMENTS (CONTINUED)

        Mortgage Loans
        ------------

        The Company underwrites commercial mortgages on general purpose income producing properties and the Company has defined its portfolio segment as the commercial mortgage loan portfolio in total with the class segments defined as office buildings, retail facilities, apartment, industrial and other properties. Geographic and property type diversification is also considered in analyzing investment opportunities, as well as property valuation and cash flow. The mortgage loan portfolio totaled $4,148,884 and $3,614,864 at December
        31, 2019 and 2018, respectively.

        All of the Company's commercial mortgage loan investments are managed and serviced directly by an affiliate, Securian AM. The Company currently does not hold any condominium commercial mortgage loan, construction, mezzanine or land loan investments.

        The Company participates in programs to sell a percentage of ownership of certain newly originated mortgage loans to third parties in order to diversify and mitigate risk. These transactions are accounted for as sales and the portion of each asset sold is legally isolated from the
        Company with no exposure of loss. Securian AM services the assets for the third party. Certain portions of mortgage loans totaling $252,797 and $196,774 were sold during 2019 and 2018, respectively.

        The following table shows the composition of the Company's commercial mortgage loan portfolio, net of valuation allowances, by class as of
        December 31:

                                                                                                                2019        2018
                                                                                                            -----------  -----------

        Industrial                                                                                          $ 1,256,399  $ 1,131,328
        Office buildings                                                                                        586,356      564,110
        Retail facilities                                                                                     1,091,984      965,565
        Apartment                                                                                               886,139      636,072
        Other                                                                                                   328,006      317,789
                                                                                                            -----------  -----------
          Total                                                                                             $ 4,148,884  $ 3,614,864
                                                                                                            ===========  ===========

        If information is obtained on commercial mortgage loans that indicates a potential problem (likelihood of the borrower not being able to comply with the present loan repayment terms), the loan is placed on an internal surveillance list, which is routinely monitored by the
        Company. Among the criteria that would indicate a potential problem are: borrower bankruptcies, major tenant bankruptcies, loan relief/restructuring requests, delinquent tax payments, late payments, and vacancy rates.

        A valuation allowance is established when it is probable that the
        Company will not be able to collect all amounts due under the contractual terms of the loan.

  32

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(5)   INVESTMENTS (CONTINUED)

        The following table provides a summary of the valuation allowance for the mortgage loan portfolio for the years ended December 31:

                                                                                                            2019    2018     2017
                                                                                                            ------  ------  --------

        Balance at beginning of year                                                                        $ 200   $ 204   $ 1,700
          Reduction in allowance                                                                               (6)     (4)   (1,496)
                                                                                                            ------  ------  --------
        Balance at end of year                                                                              $ 194   $ 200   $   204
                                                                                                            ======  ======  ========

        As of December 31, 2019 and 2018, the Company had no delinquent mortgage loans.

        The Company assesses the credit quality of its mortgage loan portfolio by reviewing the performance of its portfolio which includes evaluating its performing and nonperforming mortgage loans. Nonperforming mortgage loans include loans that are not performing to the contractual terms of the loan agreement. Nonperforming mortgage loans do not include restructured loans that are current with payments and thus are considered performing.

        As of December 31, 2019 and 2018, there were no nonperforming loans.

        There were two restructured loans with a total carrying value of $1,356 in the office buildings class at December 31, 2019. There were two restructured loans with a total carrying value of $1,391 in the office buildings class at December 31, 2018. For the years ended December 31,
        2019, 2018 and 2017, the Company recognized total interest income of
        $71, $73 and $74, respectively, and recognized $71, $73 and $74, respectively, of interest income on a cash basis. There were no restructured loans that subsequently defaulted during 2019. The Company did not have any outstanding commitments to lend additional funds to borrowers with restructured loans as of December 31, 2019.

        Periodically the Company may contribute mortgage loans to wholly-owned subsidiaries. The contributed mortgage loans are recognized at the lower of the loan's balance or the underlying property's fair value.

        The following table provides a summary of mortgage loans transferred to wholly-owned subsidiaries for the years ended December 31:

                                                                                                                     2019     2018
                                                                                                                     -----   ------

        Number of loans contributed to wholly-owned subsidiaries                                                       --         1

        Carrying value of mortgage loans upon contribution                                                            $--    $5,573
        Loss recognized upon contribution                                                                              --        --

        Alternative Investments
        --------------------

        Alternative investments primarily consist of private equity funds and mezzanine debt funds. Alternative investments are diversified by type, general partner, vintage year, and geographic location - both domestic and international.

  33

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(5)   INVESTMENTS (CONTINUED)

        The Company's composition of alternative investments by type were as follows:

                                                                                         DECEMBER 31, 2019       DECEMBER 31, 2018
                                                                                      ----------------------  ----------------------
                                                                                       CARRYING     PERCENT    CARRYING     PERCENT
                                                                                         VALUE     OF TOTAL      VALUE     OF TOTAL
                                                                                      ----------   ---------  ----------   ---------

        Alternative investments:
          Private equity funds                                                        $ 473,342       65.1%   $  436,727      64.2%
          Mezzanine debt funds                                                          253,554       34.9%      243,014      35.8%
                                                                                      ----------   ---------  ----------   ---------
           Total alternative investments                                              $ 726,896      100.0%   $  679,741     100.0%
                                                                                      ==========   =========  ==========   =========

        Net Investment Income
        ---------------------

        Net investment income for the years ended December 31 was as follows:

                                                                                                     2019       2018         2017
                                                                                                  ----------  ----------  ----------

        Bonds                                                                                     $ 681,993   $ 617,612   $ 571,081
        Common stocks - unaffiliated                                                                 17,955      13,537      16,138
        Mortgage loans                                                                              169,700     142,129     125,803
        Policy loans                                                                                 31,589      28,151      26,941
        Short-term investments                                                                        4,703       3,858       1,457
        Derivative instruments                                                                        2,003       2,426       5,501
        Other invested assets                                                                        60,688      62,944      56,252
                                                                                                  ----------  ----------  ----------
                                                                                                    968,631     870,657     803,173
        Capitalization (amortization) of IMR                                                         (7,576)     (4,702)       (886)
        Investment expenses                                                                         (77,322)    (73,545)    (53,842)
                                                                                                  ----------  ----------  ----------
           Total                                                                                  $ 883,733   $ 792,410   $ 748,445
                                                                                                  ==========  ==========  ==========

        Due and accrued income from non-admitted bonds, other invested assets and policy loans totaled $4, $2 and $49 in 2019, 2018 and 2017, respectively, and was excluded from net investment income.

        Net Realized Capital Gains (Losses)
        ------------------------------------

        Net realized capital gains (losses) for the years ended December 31 were as follows:

                                                                                                    2019        2018         2017
                                                                                                  ---------  -----------  ----------

        Bonds                                                                                     $ 29,985    $ (52,496)  $  23,504
        Common stocks - unaffiliated                                                                10,090        6,752      18,990
        Foreign currency exchange                                                                     (344)        (361)     (3,437)
        Derivative instruments                                                                     (27,435)     137,093     146,476
        Other invested assets                                                                       24,064       57,376     209,166
                                                                                                  ---------  -----------  ----------
                                                                                                    36,360      148,364     394,699
        Amount transferred to (from) the IMR, net of taxes                                         (21,459)      43,515     (16,474)
        Income tax benefit (expense)                                                               (55,196)      (5,459)   (108,015)
                                                                                                  ---------  -----------  ----------
           Total                                                                                  $(40,295)   $ 186,420   $ 270,210
                                                                                                  =========  ===========  ==========

  34

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(5)   INVESTMENTS (CONTINUED)

        Gross realized gains (losses), on sales of bonds and unaffiliated common stocks for the years ended December 31 were as follows:

                                                                                                    2019        2018         2017
                                                                                                   ---------  ----------  ----------

        Bonds:
           Gross realized gains                                                                    $ 40,990   $  17,070   $  49,294
           Gross realized losses                                                                     (7,222)    (67,192)    (18,705)
        Common stocks:
           Gross realized gains                                                                    $ 18,766   $  18,383   $  30,265
           Gross realized losses                                                                     (7,706)    (11,504)    (10,444)

        Proceeds from the sales of bonds amounted to $2,085,466, $3,026,974, and $3,094,951 for the years ended December 31, 2019, 2018 and 2017, respectively.

        The Company recognized the following wash sales on common stocks with a
        NAIC designation of 3 or below, or unrated for the years ended December
        31:

                                                                                          CARRY VALUE      COST OF
                                                                             NUMBER OF   OF SECURITIES   SECURITIES
                                                                           TRANSACTIONS      SOLD        REPURCHASED   GAIN / (LOSS)
                                                                           ------------  -------------  -------------  -------------

        2019                                                                     39        $  1,211        $ 1,188         $(11)
        2018                                                                    425        $ 12,403        $12,330         $173

        OTTI by asset type recognized in net realized capital gains (losses)
        for the years ended December 31 were as follows:

                                                                                                       2019     2018      2017
                                                                                                     -------   -------  --------

        Bonds:
           U.S. government securities                                                                $   402   $   523  $    709
           Corporate securities                                                                        3,380     1,849     6,003
           Asset-backed securities                                                                        --        --       321
           RMBS                                                                                            1         2        12
        Common stocks                                                                                    970       127       831
        Other invested assets                                                                          3,303     4,232    13,957
                                                                                                     -------   -------  --------
           Total OTTI                                                                                $ 8,056   $ 6,733  $ 21,833
                                                                                                     =======   =======  ========

        In relation to loan-backed and structured securities, the Company did not recognize any OTTI on the basis of the intent to sell during 2019,
        2018 or 2017. The Company also did not recognize any OTTI on the basis of the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis during 2019, 2018 or 2017. The remaining OTTI recorded in 2019,
        2018 and 2017 on loan-backed and structured securities was due to the present value of cash flows expected to be collected being less than the amortized cost basis of the securities.

  35

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(5)   INVESTMENTS (CONTINUED)

        The following table summarizes loan-backed and structured securities held by the Company at December 31, 2019 for which the projected cash flows were less than the amortized cost basis, thereby resulting in an
        OTTI during 2019:

                                                                                                           DATE OF
                                BOOK / ADJUSTED    PRESENT                                                FINANCIAL
                                CARRYING VALUE    VALUE OF                   AMORTIZED                    STATEMENT
                                AMORTIZED COST    PROJECTED   RECOGNIZED    COST AFTER   FAIR VALUE AT      WHERE
                     CUSIP        BEFORE OTTI    CASH FLOWS      OTTI          OTTI      TIME OF OTTI     REPORTED
                  -----------  ----------------  ----------   -----------   ----------   -------------   ----------

                   999A51525          $1             $--          $1            $--           $--        09/30/2019

        Net Unrealized Investment Gains (Losses)
        ------------------------------------------

        Changes in unrealized capital gains (losses) for the years ended
        December 31 were as follows:

                                                                                                   2019        2018         2017
                                                                                                ----------  -----------  -----------

        Bonds                                                                                   $     556   $      (14)  $    3,466
        Common stocks - unaffiliated                                                               66,298      (41,375)      17,926
        Common stocks - affiliated                                                                 27,779        3,668        6,872
        Other invested assets                                                                       3,331       25,195     (127,769)
        Derivative instruments                                                                    430,422     (309,115)      79,055
        Other                                                                                      (6,127)      (6,467)      (4,797)
        Deferred tax asset                                                                       (106,478)      70,304        2,148
                                                                                                ----------  -----------  -----------
           Total                                                                                $ 415,781   $ (257,804)  $  (23,099)
                                                                                                ==========  ===========  ===========

        Cost and gross unrealized gains (losses) on unaffiliated common stocks at December 31 were as follows:

                                                                                                               2019         2018
                                                                                                             ----------  -----------

        Cost                                                                                                 $ 394,760   $  369,777
        Gross unrealized gains                                                                                  95,950       41,786
        Gross unrealized losses                                                                                 (4,308)     (16,442)
                                                                                                             ----------  -----------
           Admitted asset value                                                                              $ 486,402   $  395,121
                                                                                                             ==========  ===========

(6)     DERIVATIVE INSTRUMENTS

        Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the OTC market. The Company currently enters into derivative transactions that do not qualify for hedge accounting, or in certain cases, elects not to utilize hedge accounting. The Company does not enter into speculative positions. Although certain transactions do not qualify for hedge accounting or the Company chooses not to utilize hedge accounting, they provide the Company with an assumed economic hedge, which is used as part of its strategy for certain identifiable and anticipated transactions. The Company uses a variety of derivatives including swaps, swaptions, futures, caps, floors, forwards and option contracts to manage the risk associated with changes in estimated fair values related to the Company's financial assets and liabilities, to generate income and manage other risks due to the variable nature of the
        Company's cash flows.

  36

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(6)   DERIVATIVE INSTRUMENTS (CONTINUED)

        Freestanding derivatives are carried on the Company's statutory statements of admitted assets, liabilities and capital and surplus within derivative instruments or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives and interest rate forwards or through the use of pricing models for OTC derivatives.
        Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

        The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk and equity market risk. The Company uses a variety of strategies to attempt to manage these risks. The following table presents the notional amount, estimated fair value, and primary underlying risk exposure of the Company's derivative financial instruments held:

                                                                   DECEMBER 31, 2019
                                                      ------------------------------------------
                                                                             FAIR VALUE
                                                                     ---------------------------
           PRELIMINARY
         UNDERLYING RISK                                NOTIONAL
            EXPOSURE             INSTRUMENT TYPE         AMOUNT        ASSETS    LIABILITIES (1)
---------------------------  -----------------------  ------------   ---------   ---------------

        Interest rate        Interest rate swaps      $    888,500   $  95,844      $   8,988
                             Interest rate swaptions     1,810,000          10             --
                             Interest rate futures       1,001,600          13             13
                             TBAs                               --          --             --
        Equity market        Equity futures                598,097           5              5
                             Equity options             13,892,683     749,316        278,233
                                                      ------------   ---------   ---------------
          Total derivatives                           $ 18,190,880   $ 845,188      $ 287,239
                                                      ============   =========   ===============

                                          DECEMBER 31, 2018
                             -------------------------------------------
                                                     FAIR VALUE
                                             ---------------------------
           PRELIMINARY
         UNDERLYING RISK       NOTIONAL
            EXPOSURE            AMOUNT        ASSETS     LIABILITIES (1)
---------------------------  -------------   ---------   ---------------

        Interest rate        $     293,500   $  13,079     $  2,356
                                 3,624,000         610           --
                                   354,000           5            5
                                    36,840      36,901           --
        Equity market              479,052           5            5
                                11,864,791      99,438       25,242
                             -------------   ---------   ---------------
          Total derivatives  $  16,652,183   $ 150,038     $ 27,608
                             =============   =========   ===============

        (1) The estimated fair value of all derivatives in a liability position is reported within other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus.

        The majority of the freestanding derivatives utilized by the Company, other than TBAs, are for specific economic hedging programs related to various annuity and life insurance product liabilities that have market risk. Management considers the sales growth of products and the volatility in the markets in assessing the trading activity for these programs.

        Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities
        (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

        Interest rate swaptions are purchased by the Company to manage the impact of interest rate declines and sharply rising interest rates. An interest rate swaption allows the Company the option, but not the obligation, to enter into an interest rate swap at a future date with the terms established at the time of the purchase. There are two types of interest rate swaptions, payer swaptions and receiver swaptions. A payer swaption allows

  37

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(6)   DERIVATIVE INSTRUMENTS (CONTINUED)

       the holder to enter into a swap to pay the fixed rate and receive the floating rate. A receiver swaption allows the holder to enter into a swap to receive the fixed rate and pay the floating rate. The Company is trading in both types of swaptions. Swaptions require the payment of a premium when purchased. Swaptions are based on a specific underlying swap and have an exercise rate and an expiration date. A payer swaption would be exercised if the market swap rate is greater than the exercise rate at the expiration date and the value would be the present value of the difference between the market swap rate and exercise rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. A receiver swaption would be exercised if the market swap rate is less than the exercise rate at the expiration date and the value would be the present value of the difference between the exercise rate and market swap rate valued as an annuity over the remaining life of the underlying swap multiplied by the notional principal. In either case if market swap rates were unfavorable the swaption would be allowed to expire.

       Interest rate futures are used by the Company to manage duration in certain portfolios within the general account of the Company. In exchange traded interest rate futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The
       Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate futures are used primarily to economically hedge mismatches between the duration of the assets in a portfolio and the duration of liabilities supported by those assets, to economically hedge against changes in value of securities the Company owns or anticipates acquiring, and to economically hedge against changes in interest rates on anticipated liability issuances. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or economically hedge existing interest rate risk.

       Interest rate caps are purchased by the Company to manage the impact of sharply rising interest rates on overall investment performance. An interest rate cap is a series of call options on a specified interest rate. The Company enters into contracts to purchase interest rate caps and receives cash payments from the cap writer when the market rate is above the specified rate on the maturity date. The difference between the market rate and specified rate is then multiplied by the notional principal amount to determine the payment. If the market rate is less than the specified rate on the maturity date, the Company does not receive a payment.

       The Company holds TBA forward contracts that require the Company to take delivery of a mortgage-backed security at a settlement date in the future. A majority of the TBAs are settled at the first available period allowed under the contract. However, the deliveries of some of the
       Company's TBA securities happen at a later date, thus extending the forward contract date.

       Foreign currency swaps are used by the Company to offset foreign currency exposure on interest and principal payments of bonds denominated in a foreign currency. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

       Foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign

  38

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(6)   DERIVATIVE INSTRUMENTS (CONTINUED)

       currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency in the specified future date.

       Equity futures include exchange-traded equity futures as well as VIX futures. VIX futures are used by the Company to reduce the variance of its portfolio of equity assets. The VIX is the index of the implied volatility of the index options and represents the expected stock market volatility over the next 30 day period. In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily fair market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded equity futures are used primarily to economically hedge liabilities embedded in certain variable annuity products and certain equity indexed life products offered by the
       Company.

       Equity options are used by the Company to economically hedge certain risks associated with fixed indexed annuity and indexed universal life products that allow the holder to elect an interest rate return or a market component, where interest credited to the contracts is linked to the performance of an index. Certain contract holders may elect to rebalance index options at renewal dates. As of each renewal date, the
       Company has the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. The Company purchases equity options that are intended to be highly correlated to the portfolio allocation decisions of the contract holders with respect to returns for the current reset period.

       Equity options are also used by the Company to economically hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To economically hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to economically hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options.

  39

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(6)   DERIVATIVE INSTRUMENTS (CONTINUED)

        The following tables present the amount and location of gains (losses)
        recognized on the statutory statements of operations and capital and surplus from derivatives:

                                                                                             DECEMBER 31, 2019
                                                                       ------------------------------------------------------------
                                                                                                                    NET CHANGE IN
                                                                       NET REALIZED GAINS     NET INVESTMENT     UNREALIZED CAPITAL
                                                                            (LOSSES)              INCOME          GAINS AND LOSSES
                                                                       -------------------   ----------------   -------------------

        Interest rate swaps                                                $        2            $ 2,003              $   76,183
        Interest rate swaptions                                                (1,000)                --                     400
        Interest rate futures                                                  (7,962)                --                  (8,310)
        TBAs                                                                      411                 --                      --
        Foreign currency forwards                                                  (6)                --                      --
        Equity futures                                                        (51,876)                --                 (19,219)
        Equity options                                                         32,996                 --                 381,368
                                                                       -------------------   ----------------   -------------------
           Total gains (losses) recognized
             from derivatives                                              $  (27,435)           $ 2,003              $  430,422
                                                                       ===================   ================   ===================

                                                                                            DECEMBER 31, 2018
                                                                      -------------------------------------------------------------
                                                                                                                   NET CHANGE IN
                                                                      NET REALIZED GAINS     NET INVESTMENT     UNREALIZED CAPITAL
                                                                           (LOSSES)              INCOME          GAINS AND LOSSES
                                                                      -------------------   ----------------   --------------------

        Interest rate swaps                                               $    1,288            $ 2,585             $   (13,565)
        Interest rate swaptions                                               (3,863)                --                     808
        Interest rate futures                                                 (2,923)                --                   1,136
        Interest rate caps                                                        --               (159)                    159
        TBAs                                                                     (79)                --                      --
        Foreign currency forwards                                                (15)                --                      --
        Equity futures                                                        (8,611)                --                  13,529
        Equity options                                                       151,296                 --                (311,182)
                                                                      -------------------   ----------------   --------------------
           Total gains (losses) recognized
             from derivatives                                             $  137,093            $ 2,426             $  (309,115)
                                                                      ===================   ================   ====================

                                                                                            DECEMBER 31, 2017
                                                                       ------------------------------------------------------------
                                                                                                                   NET CHANGE IN
                                                                       NET REALIZED GAINS    NET INVESTMENT     UNREALIZED CAPITAL
                                                                            (LOSSES)             INCOME          GAINS AND LOSSES
                                                                       -------------------   ----------------   -------------------

        Interest rate swaps                                                $      613            $5,861              $  (3,287)
        Interest rate swaptions                                                (1,541)               --                 (1,668)
        Interest rate futures                                                   4,572                --                    944
        Interest rate caps                                                         --              (414)                   366
        TBAs                                                                     (102)               --                     --
        Foreign currency swaps                                                  3,786                54                 (4,457)
        Foreign currency forwards                                               1,794                --                     --
        Equity futures                                                        (38,683)               --                  1,777
        Equity options                                                        176,037                --                 85,380
                                                                       -------------------   ----------------   -------------------
           Total gains recognized
             from derivatives                                              $  146,476            $5,501              $  79,055
                                                                       ===================   ================   ===================

  40

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(6)   DERIVATIVE INSTRUMENTS (CONTINUED)

        The Company's gain (loss) from operations after considering the net realized capital gains (losses) and net change in unrealized capital gains (losses) on derivatives for the years ended December 31 is as follows:

                                                                                                 2019         2018         2017
                                                                                              -----------  -----------  ------------

        Gain (loss) from operations before net realized capital gains (losses)                $ (115,936)  $ (111,694)   $    7,728
        Net realized capital gains (losses) on derivatives                                       (27,435)     137,093       146,476
        Net change in unrealized capital gains (losses) on derivatives                           430,422     (309,115)       79,055
        Tax impacts                                                                             (132,682)      59,877      (109,377)
                                                                                              -----------  -----------  ------------
           Total                                                                              $  154,369   $ (223,839)   $  123,882
                                                                                              ===========  ===========  ============

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments.
        Generally, the current credit exposure of the Company's derivative contracts is limited to the positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

        The Company manages its credit risk related to OTC derivatives by entering into transactions with highly rated counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are purchased through regulated exchanges, and positions are settled on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

        The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. The Company's collateral arrangements for its
        OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting arrangements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. The Company received collateral from OTC counterparties in the amount of $502,124 and
        $78,543 at December 31, 2019 and 2018, respectively. Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the statutory statements of admitted assets, liabilities and capital and surplus. Credit agreements with counterparties permit the Company to sell or re-pledge this collateral;
        at December 31, 2019 and 2018, none of the collateral had been sold or re-pledged. The Company delivered collateral in the amount of $120,539 and $35,580 at December 31, 2019 and 2018, respectively. The Company maintained ownership of any collateral delivered. Securities collateral pledged by the Company is reported in bonds on the statutory statements of admitted assets, liabilities and capital and surplus.

(7)     SEPARATE ACCOUNTS

        Separate account assets represent segregated funds administered by an unaffiliated asset management firm. These segregated funds are invested by both an unaffiliated asset management firm and an affiliate of the
        Company for the exclusive benefit of the Company's pension, variable annuity and variable life insurance policyholders and
        contractholders.

  41

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(7)   SEPARATE ACCOUNTS (CONTINUED)

        The Company has no indexed separate accounts. Business relating to non-indexed separate accounts with minimum death benefits, in which an additional reserve is held in the Company's general account, is included in the non-guaranteed column below.

        Information regarding the separate accounts of the Company was as follows:

                                                                       NON-INDEXED
                                                                     GUARANTEE LESS      NON-INDEXED
                                                                     THAN / EQUAL TO      GUARANTEE         NON-
                                                                           4%           MORE THAN 4%     GUARANTEED        TOTAL
                                                                    ----------------  ---------------  ------------    ------------

        Premiums, considerations or deposits
         for year ended December 31, 2019                              $  9,210              $--        $ 3,082,126    $  3,091,336
                                                                    ----------------  ---------------  ------------    ------------

                                                                         NON-INDEXED
                                                                       GUARANTEE LESS      NON-INDEXED
                                                                       THAN / EQUAL TO      GUARANTEE         NON-
                                                                             4%           MORE THAN 4%     GUARANTEED       TOTAL
                                                                      ----------------  ---------------  -------------  ------------

        Reserves at December 31, 2019
          For accounts with assets at:
           Fair value                                                    $ 604,445             $--       $ 28,800,332   $2 9,404,777
                                                                      ----------------  ---------------  -------------  ------------

                                                                        NON-INDEXED
                                                                      GUARANTEE LESS     NON-INDEXED
                                                                      THAN / EQUAL TO     GUARANTEE         NON-
                                                                            4%          MORE THAN 4%     GUARANTEED        TOTAL
                                                                     ----------------  ---------------  ------------  ------------

        Reserves at December 31, 2019
         By withdrawal characteristics:
           With fair value adjustment                                   $ 555,766             $--       $         --  $    555,766
           At fair value                                                   28,948              --         28,786,715    28,815,663
           Not subject to discretionary
             withdrawal                                                    19,731              --             13,617        33,348
                                                                     ----------------  ---------------  ------------  ------------
              Total                                                     $ 604,445             $--       $ 28,800,332  $2 9,404,777
                                                                     ================  ===============  ============  ============

        The Company also has no separate accounts, which would be disclosed by withdrawal characteristics, at book value without market value adjustments and with surrender charges.

  42

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(7)   SEPARATE ACCOUNTS (CONTINUED)

        Reconciliation of net transfer to (from) separate accounts:

                                                                                                                         2019
                                                                                                                     --------------

        Transfers as reported in the summary of operations of the
          Annual Statement of the Separate Accounts:
            Transfers to separate accounts                                                                           $   3,091,336
            Transfers from separate accounts                                                                            (2,830,474)
                                                                                                                     --------------
               Net transfers to (from) separate accounts                                                                   260,862

        Reconciling adjustments:
            Investment expenses and other activity not included in transfers out in
             Annual Statement of the Separate Accounts                                                                    (180,675)
            Transfer included on Line 8.1 of the Life, Accident & Health Annual Statement                                  277,734
            Fees associated with charges for investment management and contract guarantees                                (110,307)
                                                                                                                     --------------
             Total reconciling adjustments                                                                                 (13,248)
                                                                                                                     --------------
               Total transfers reported in the statutory statements of operations                                    $     247,614
                                                                                                                     ==============

(8)     FEDERAL INCOME TAXES

        Federal income tax expense (benefit) varies from amounts computed by applying the federal income tax rate of 21% in 2019 and 2018 and 35% in
        2017 to the gain from operations before federal income taxes. The reasons for this difference and the tax effects thereof for the years ended December 31 were as follows:

                                                                                                   2019         2018        2017
                                                                                                -----------  ----------  -----------

        Provision computed at statutory rate                                                    $  (14,511)  $   8,213    $ 142,346
        IMR amortization                                                                             1,591         987          310
        Dividends received deduction                                                               (22,393)    (21,686)     (24,957)
        Tax credits                                                                                (10,387)     (7,903)      (6,698)
        Sale of subsidiary                                                                              --          --      (64,700)
        Policyholder liabilities                                                                        --      (2,133)          --
        Non-admitted assets                                                                         (3,948)     (3,080)      17,824
        Tax Cuts and Jobs Act of 2017 adjustment                                                        --          --      130,263
        Expense adjustments and other                                                               (2,850)       (233)      (1,258)
                                                                                                -----------  ----------  -----------
           Total tax                                                                            $  (52,498)  $ (25,835)   $ 193,130
                                                                                                ===========  ==========  ===========

        Federal income taxes incurred                                                           $   10,477   $   2,442    $   4,275
        Tax on capital losses/gains                                                                 55,196       5,459      108,015
        Change in net deferred income taxes                                                       (118,171)    (33,736)      80,840
                                                                                                -----------  ----------  -----------
           Total statutory income taxes                                                         $  (52,498)  $ (25,835)   $ 193,130
                                                                                                ===========  ==========  ===========

  43

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(8)   FEDERAL INCOME TAXES (CONTINUED)

        The components of incurred income tax expense for the years ended
        December 31 were as follows:

                                                                                                   2019        2018         2017
                                                                                                -----------  ----------  -----------

        Tax on income                                                                           $   34,423   $  16,278    $  12,208
        Tax credits                                                                                (10,387)     (7,903)      (6,698)
        Tax on capital losses/gains                                                                 55,196       5,459      108,015
        Other taxes                                                                                (13,559)     (5,933)      (1,235)
                                                                                                -----------  ----------  -----------
           Total incurred income tax expense                                                    $   65,673   $   7,901    $ 112,290
                                                                                                ===========  ==========  ===========

        The components of the net deferred tax asset as of December 31 were as follows:

        DECEMBER 31, 2019                                                                    ORDINARY        CAPITAL        TOTAL
        -------------------------------------------------------------------------------     -----------    ----------    -----------

        Gross deferred tax assets                                                           $  418,484      $ 63,999     $  482,483
        Deferred tax assets non-admitted                                                       (37,900)           --        (37,900)
                                                                                            -----------    ----------    -----------
                                                                                               380,584        63,999        444,583
        Deferred tax liabilities                                                              (164,729)      (60,033)      (224,762)
                                                                                            -----------    ----------    -----------
          Net admitted deferred tax asset                                                   $  215,855      $  3,966     $  219,821
                                                                                            ===========    ==========    ===========

        DECEMBER 31, 2018                                                                    ORDINARY        CAPITAL        TOTAL
        -------------------------------------------------------------------------------     -----------    ----------    -----------

        Gross deferred tax assets                                                           $  408,277      $ 18,748     $  427,025
        Deferred tax assets non-admitted                                                      (113,545)           --       (113,545)
                                                                                            -----------    ----------    -----------
                                                                                               294,732        18,748        313,480
        Deferred tax liabilities                                                              (130,038)      (46,229)      (176,267)
                                                                                            -----------    ----------    -----------
          Net admitted deferred tax asset                                                   $  164,694      $(27,481)    $  137,213
                                                                                            ===========    ==========    ===========

                                                                                                  CHANGE      CHANGE       CHANGE
                                                                                                 ORDINARY     CAPITAL       TOTAL
                                                                                                -----------  ----------  -----------

        Gross deferred tax assets                                                               $   10,207   $  45,251   $   55,458
        Deferred tax assets non-admitted                                                            75,645          --       75,645
                                                                                                -----------  ----------  -----------
                                                                                                    85,852      45,251      131,103
        Deferred tax liabilities                                                                   (34,691)    (13,804)     (48,495)
                                                                                                -----------  ----------  -----------
          Net admitted deferred tax asset                                                       $   51,161   $  31,447   $   82,608
                                                                                                ===========  ==========  ===========

  44

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(8)   FEDERAL INCOME TAXES (CONTINUED)

        The amounts of adjusted gross deferred tax assets admitted as of
        December 31 were as follows:

        DECEMBER 31, 2019                                                                      ORDINARY      CAPITAL         TOTAL
        --------------------------------------------------------------------------------      ----------    ----------     ---------

        Federal income taxes paid in prior years recoverable through loss carrybacks          $       --     $  37,512     $  37,512
        Adjusted gross deferred tax assets expected to be realized within three years            175,582         6,727       182,309
        Adjusted gross deferred tax assets offset by gross deferred tax liabilities              205,002        19,760       224,762
                                                                                              ----------    ----------     ---------
          Deferred tax assets admitted                                                        $  380,584     $  63,999     $ 444,583
                                                                                              ==========    ==========     =========

        The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2019 was $432,982.

        DECEMBER 31, 2018                                                                      ORDINARY       CAPITAL        TOTAL
        ---------------------------------------------------------------------------------     ----------     ---------     ---------

        Federal income taxes paid in prior years recoverable through loss carrybacks           $      --      $ 10,303     $  10,303
        Adjusted gross deferred tax assets expected to be realized within three years            126,391           519       126,910
        Adjusted gross deferred tax assets offset by gross deferred tax liabilities              168,341         7,926       176,267
                                                                                              ----------     ---------     ---------
          Deferred tax assets admitted                                                         $ 294,732      $ 18,748     $ 313,480
                                                                                              ==========     =========     =========

        The adjusted gross deferred tax asset allowed per limitation threshold as of December 31, 2018 was $399,695.

        The ratio percentages used to determine the recovery period and threshold limitation amounts and the amount of adjusted capital and surplus used to determine recovery period and threshold limitation as of December 31 were as follows:

                                                                                                               2019          2018
                                                                                                            ----------   -----------

        Ratio percentage                                                                                          924%          917%
        Capital and surplus used                                                                            $2,886,544    $2,664,636

        As of December 31, 2019 the availability of tax planning strategies did not result in a change in the Company's deferred tax asset. The availability of tax planning strategies resulted in an increase of the
        Company's adjusted gross deferred tax asset by approximately 16% of which all was ordinary for tax purposes as of December 31, 2018.

        The availability of tax planning strategies increased the Company's net admitted deferred tax assets by approximately 2% as of December 31,
        2019 of which all was ordinary for tax purposes. The availability of tax planning strategies increased the Company's net admitted deferred tax assets by approximately 26% as of December 31, 2018 of which all was ordinary for tax purposes.

        The Company did not use any reinsurance tax planning strategies.

  45

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(8)   FEDERAL INCOME TAXES (CONTINUED)

         The tax effects of temporary differences that give rise to the
         Company's net deferred federal tax asset as of December 31 were as follows:

                                                                                                              2019         2018
                                                                                                           -----------  ------------

         Deferred tax assets:
           Ordinary:
            Policyholder liabilities                                                                       $  192,472   $   146,038
            Investments                                                                                           203        40,837
            Deferred acquisition costs                                                                        167,563       170,997
            Pension and postretirement benefits                                                                16,318        13,238
            Non-admitted assets                                                                                32,341        28,393
            Other                                                                                               9,587         8,774
                                                                                                           -----------  ------------
              Gross ordinary deferred tax assets                                                              418,484       408,277
         Non-admitted ordinary deferred tax assets                                                            (37,900)     (113,545)
                                                                                                           -----------  ------------
            Admitted ordinary deferred tax asset                                                              380,584       294,732
           Capital:
            Investments                                                                                        63,092        15,395
            Net unrealized capital losses                                                                         907         3,353
                                                                                                           -----------  ------------
              Gross capital deferred tax assets                                                                63,999        18,748
         Non-admitted capital deferred tax assets                                                                  --            --
                                                                                                           -----------  ------------
            Admitted capital deferred tax asset                                                                63,999        18,748
                                                                                                           -----------  ------------
            Admitted deferred tax assets                                                                      444,583       313,480

         Deferred tax liabilities:
           Ordinary:
            Investments                                                                                        59,267         8,991
            Fixed assets                                                                                       10,747         6,992
            Deferred and uncollected premium                                                                    8,436        30,311
            Policyholder liabilities                                                                           45,087        55,993
            Computer software                                                                                   9,327         9,557
            Other                                                                                              31,865        18,194
                                                                                                           -----------  ------------
              Gross ordinary deferred tax liabilities                                                         164,729       130,038
           Capital:
            Investments                                                                                            78           162
            Net unrealized capital gains                                                                       59,955        46,067
                                                                                                           -----------  ------------
              Gross capital deferred tax liabilities                                                           60,033        46,229
                                                                                                           -----------  ------------
                Gross deferred tax liabilities                                                                224,762       176,267
                                                                                                           -----------  ------------
                  Net deferred tax asset                                                                   $  219,821   $   137,213
                                                                                                           ===========  ============

         As of December 31, 2019 and 2018, management determined that a valuation allowance was not required for these gross deferred tax items based on management's assessment that it is more likely than not that these deferred tax items will be realized through future reversals of existing taxable temporary differences and future taxable income. There are no differences for which deferred tax liabilities are not recognized.

  46

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(8)   FEDERAL INCOME TAXES (CONTINUED)

         The change in net deferred income taxes is comprised of the following:

                                                                                                          2019          2018
                                                                                                       ------------  ------------

         Total deferred tax assets                                                                     $   482,483   $   427,025
         Total deferred tax liabilities                                                                   (224,762)     (176,267)
                                                                                                       ------------  ------------
         Change in net deferred income tax                                                             $   257,721   $   250,758
                                                                                                       ============  ============
         Tax effect of deferred tax asset/deferred tax liability on unrealized capital gains (losses)
         Tax effect of deferred tax asset on liability for pension benefits

         Change in net deferred tax as reported in surplus
         Tax effect of deferred tax asset on statutory goodwill
         Tax effect of other surplus adjustment
         Tax effect of statutory reserve surplus adjustment on deferred tax asset

         Change in net deferred income tax asset

                                                                                                         CHANGE
                                                                                                       ------------

         Total deferred tax assets                                                                     $    55,458
         Total deferred tax liabilities                                                                    (48,495)
                                                                                                       ------------
         Change in net deferred income tax                                                                   6,963

         Tax effect of deferred tax asset/deferred tax liability on unrealized capital gains (losses)      106,479
         Tax effect of deferred tax asset on liability for pension benefits                                 (1,222)
                                                                                                       ------------
         Change in net deferred tax as reported in surplus                                                 112,220
         Tax effect of deferred tax asset on statutory goodwill                                               (323)
         Tax effect of other surplus adjustment                                                             (2,871)
         Tax effect of statutory reserve surplus adjustment on deferred tax asset                            9,145
                                                                                                       ------------
         Change in net deferred income tax asset                                                       $   118,171
                                                                                                       ============

         As of December 31, 2019, the Company had no net operating loss carryforwards, capital loss carryforwards or tax credit carryforwards.
         Total capital income taxes incurred in the current and prior years of
         $50,366 are available for recovery in the event of future net losses.

         No aggregate deposits were reported as admitted assets under Section
         6603 of the IRS Code as of December 31, 2019.

         A reconciliation of the beginning and ending balances of unrecognized tax benefits are as follows:

                                                                                                                    2019     2018
                                                                                                                  --------  --------

        Balance at beginning of year                                                                              $ 3,604   $ 4,221
        Additions based on tax positions related to current year                                                      300       216
        Additions (reductions) for tax positions of prior years                                                      (920)     (833)
                                                                                                                  --------  --------
          Balance at end of year                                                                                  $ 2,984   $ 3,604
                                                                                                                  ========  ========

         Included in the balance of unrecognized tax benefits at December 31,
         2019 are potential benefits of $2,984 that, if recognized, would affect the effective tax rate on income from operations.

         As of December 31, 2019, accrued interest and penalties of $188 are recorded as current income tax liabilities on the statutory statements of admitted assets, liabilities and capital and surplus and $19 is recognized as a current income tax benefit on the statutory statements of operations.

         At December 31, 2019, the Company does not expect a significant increase in tax contingencies within the next 12 months.

         On December 22, 2017, H.R. 1 (the "Tax Cuts and Jobs Act " or "New Tax
         Law") was signed into law. The New Tax Law, which is generally effective on January 1, 2018, provides for a reduction in the top corporate tax rate from 35 percent to 21 percent (enacted rate), provides new rules prohibiting carrybacks of life insurance company operating losses for losses incurred after 2017, changes insurance company reserving

  47

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(8)   FEDERAL INCOME TAXES (CONTINUED)

       and many other insurance company tax accounting rules, and includes other provisions that will have a substantial impact on all forms of taxable and non-taxable entities alike.

       The NAIC's Statement of Statutory Accounting Principle No. 101 - Income
       Taxes (SSAP No. 101) requires companies to recognize the effect of tax law changes in the period of enactment by re-measuring deferred tax assets and liabilities to the enacted rate. Recognizing the limited time companies had to react to the complex provisions of the New Tax Law, the
       NAIC's Statutory Accounting Principles (E) Working Group issued
       Interpretation 18-01: Updated Tax Estimates under the Tax Cuts and Jobs
       Act (INT 18-01), which provides guidance on accounting for the tax effects of the New Tax Law. INT 18-01 provides a measurement period that should not extend beyond one year from the New Tax Law enactment date for companies to complete the accounting under SSAP No. 101. In accordance with SSAP No. 101, a company must reflect the income tax effects of those aspects of the New Tax Law for which the accounting under SSAP No. 101 is complete. To the extent that a company's accounting for certain income tax effects of the New Tax Law is incomplete, but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply SSAP No. 101 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the New Tax Law.

       The Company applied INT 18-01 in completing its 2017 year-end accounting, including re-measuring deferred tax assets and liabilities at December 22, 2017. Any subsequent adjustments during the 12-month measurement period were included in surplus in 2018. The re-measurement under the New Tax Law and guidance in INT 18-01 resulted in a net provisional increase to statutory deferred income tax expense of
       $98,159, of which $(48,980) was reflected in the change in unrealized capital gains and $16,876 was reflected in the change in non-admitted
       DTAs for the year ended December 31, 2017.

       A provisional amount of $43,029 at December 31, 2017 increased the tax reserve deferred tax asset from policyholder liabilities and an identical amount increased the eight-year-spread deferred tax liability on policyholder liabilities. The provisional amount was computed using estimated methods and was completed in 2018 upon the production of the final seriatim tax reserves that reflect the New Tax Law requirements, which was immaterial. Additionally, the Company had other provisionally determined amounts that were immaterial.

       The Company also had other undetermined items that the Company had not been able to fully assess as of December 31, 2017, and as a result had not recognized any provisional impact. The impact of finalizing these items in 2018 was immaterial.

       All tax years through 2014 are closed. An amended 2015 tax return was filed late in 2018. 2016 and 2017 tax return adjustments were submitted to the IRS in late 2019 in connection with a limited scope audit of the
       2015 amended tax return. The Company believes that any additional taxes assessed or refunded as a result of a potential examination of the amended return will not have a material impact on its financial position. The IRS has not stated its intention to audit MMC's 2016,
       2017, or 2018 consolidated tax returns beyond the return adjustments submitted.

  48

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(9)   RELATED PARTY TRANSACTIONS

       The Company has investment advisory agreements with an affiliate,
       Securian AM. Under these agreements, the Company pays quarterly investment management fees based on total assets managed. Investment management fees paid by the Company were $31,830, $27,095 and $25,034 in
       2019, 2018 and 2017, respectively. As of December 31, 2019 and 2018, the amount due to Securian AM under these agreements was $13,530 and
       $11,624, respectively.

       The Company also has an agreement with SFS, an affiliated broker-dealer.
       Under this agreement, SFS is the distributor of the Company's fixed and variable annuity, variable life and certain life and certain life and annuity indexed products. Fees paid by the Company for the performance of compliance functions for these products totaled $1,304, $1,152 and
       $1,200 for the years ended December 31, 2019, 2018 and 2017, respectively. The Company also recognized commission expense of $90,644,
       $95,955 and $93,911 for the years ended December 31, 2019, 2018 and
       2017, respectively. The Company recognized commissions payable to SFS in the amounts of $2,067 and $1,943 at December 31, 2019 and 2018, respectively.

       Under an assignment agreement with SFS, 12(b)-1 fees from the affiliated
       Securian Funds Trust Funds and the Waddell & Reed Target Portfolios are
       transferred to the Company. For the years ended December 31, 2019, 2018 and 2017, the amounts transferred were $16,545, $16,577 and $15,872, respectively and is included in other income in the statements of operations.

       The Company has agreements with its affiliates for expenses including allocations for occupancy costs, data processing, employee compensation, advertising and promotion, and other administrative expenses, which the
       Company incurs on behalf of its affiliates. At December 31, 2019 and
       2018, the amount payable to the Company was $15,586 and $16,428, respectively. The amount of expenses incurred by and reimbursed to the
       Company for the years ended December 31, 2019, 2018 and 2017 were
       $157,375, $116,194 and $130,322, respectively. In addition, the Company has an agreement with SFG for employee compensation related expenses which SFG incurs on behalf of the Company. The amount of expenses incurred by and reimbursed to SFG by the Company for the year ended
       December 31, 2019, 2018 and 2017 was $14,728, $2,605 and $18,730,
       respectively, and the amount payable to SFG at December 31, 2019 and
       2018 was $15,497 and $5,706, respectively. Settlements are made quarterly.

       Prior to November 29, 2017, the Company had a long-term lease arrangement with an affiliated company, Capital City Property
       Management, Inc. See note 16 Leases for related details.

       The Company has two group variable universal life policies with SFG. The
       Company received premiums of $7,600, $8,640 and $7,664 in 2019, 2018 and
       2017, respectively, for these policies. No claims were paid during 2019.
       The Company paid claims totaling $1,741 in 2018. No claims were paid during 2017. As of December 31, 2019 and 2018, reserves held under these policies were $88,296 and $71,518, respectively.

       Allied provides its customers with certain insurance coverage that is underwritten by the Company. The Company paid commissions related to these policies in the amount of $11,544, $10,844 and $11,412 in 2019,
       2018 and 2017, respectively.

       CRI Securities, LLC, an affiliated broker-dealer, received commission payments from the Company for certain variable life products sold by registered representatives in the amount of $3,081, $3,514 and $3,828 in
       2019, 2018 and 2017, respectively.

  49

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(9)   RELATED PARTY TRANSACTIONS (CONTINUED)

         The Company had agreements with an affiliate, PFC, which included bonds and short-term investments for the funding of PFC operations.
         For the year ended December 31, 2017, the amount of interest income recognized was $2,562.

         The Company has an agreement with Securian Life, whereby the Company may issue an individual life policy to certain individuals converting from a group life insurance policy issued by Securian Life or Securian
         Life may issue an individual life policy to certain individuals converting from a group life insurance policy issued by the Company.
         Upon issuance of the individual life policy, the Company either receives from or pays to Securian Life a conversion charge. For the years ended December 31, 2019, 2018 and 2017, the Company recognized
         $1,063, $5,128 and $5,521, respectively of net income from conversions. The amount receivable from Securian Life at December 31,
         2019 and 2018 was $351 and $4,383, respectively. These amounts are settled quarterly.

         The Company has an agreement with Securian Life, whereby Securian Life assigns the rights to its profit commission from unrelated third party reinsurers based on its underlying mortality experience to the Company in exchange for a fixed percentage allowance based on the premium reinsured. Under this agreement, which is settled quarterly, the
         Company recognized expenses of $11,533, $12,860 and $10,277 recorded in general insurance expenses and taxes on the statement of operations for the years ended December 31, 2019, 2018 and 2017, respectively, and the amount (receivable from) payable to Securian Life at December
         31, 2019 and 2018 was $857 and $3,314, respectively. Depending on
         Securian Life's mortality experience in any given year, the fixed percentage allowance paid by the Company can be favorable or unfavorable in relation to the profit commission Securian Life has forgone from the unrelated third party reinsurer and assigned to the
         Company.

         The Company sells a percentage of ownership of newly originated mortgage loans to Securian Life. For the years ended December 31, 2019 and 2018, the Company sold $25,100 and $40,200, respectively, of mortgage loans to Securian Life.

         The Company has a reinsurance agreement with Securian Life, whereby the Company assumes certain Group business from Securian Life.
         Activity is settled quarterly. As of December 31, the Company recognized the following amounts on the statutory statements of admitted assets, liabilities and capital and surplus related to this agreement with Securian Life:

                                                                                                                 2019        2018
                                                                                                              ----------  ----------

         Admitted assets:
           Premiums deferred and uncollected                                                                  $  118,409  $  103,648
                                                                                                              ----------  ----------
             Total assets                                                                                     $  118,409  $  103,648
                                                                                                              ==========  ==========
         Liabilities
           Policy reserves:
             Life insurance                                                                                   $   73,891  $   60,283
             Accident and health                                                                                   1,400       1,031
             Policy claims in process of settlement                                                              184,625     164,107
             Other policy liabilities                                                                                445         127
             Accrued commissions and expenses                                                                      9,687       8,471
                                                                                                              ----------  ----------
              Total liabilities                                                                               $  270,048  $  234,019
                                                                                                              ==========  ==========

  50

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(9)   RELATED PARTY TRANSACTIONS (CONTINUED)

         For the years ending December 31, the Company recognized activity related to this agreement within the following line items of the statutory statements of operations:

                                                                                                      2019       2018       2017
                                                                                                   ----------  ---------  ---------

        Revenues:
          Premiums                                                                                 $  702,167  $ 637,616  $ 564,737
                                                                                                   ----------  ---------  ---------
           Total revenues                                                                             702,167    637,616    564,737

        Benefits and expenses:
          Policyholder benefits                                                                       593,333    562,402    483,995
          Commission expense                                                                           57,929     56,184     49,780
                                                                                                   ----------  ---------  ---------
           Total benefits and expenses                                                                651,262    618,586    533,775
                                                                                                   ----------  ---------  ---------
             Net income (loss)                                                                     $   50,905  $  19,030  $  30,962
                                                                                                   ==========  =========  =========

(10)     LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS AND CLAIM ADJUSTMENT
         EXPENSES

         Activity in the liability for unpaid accident and health claims and claim adjustment expenses, which is included within accident and health policy reserves and policy claims in process of settlement on the statutory statements of admitted assets, liabilities and capital and surplus, is summarized as follows:

                                                                                                   2019         2018        2017
                                                                                                -----------  ----------  -----------

         Balance at January 1                                                                   $  600,802   $  613,399   $  550,728
           Less: reinsurance recoverable                                                           493,136      526,764      469,933
                                                                                                -----------  ----------  -----------
         Net balance at January 1                                                                  107,666       86,635       80,795
         Incurred related to:
           Current year                                                                            154,762      119,526       96,215
           Prior years                                                                             (15,049)       7,564        6,307
                                                                                                -----------  ----------  -----------
         Total incurred                                                                            139,713      127,090      102,522
                                                                                                -----------  ----------  -----------
         Paid related to:
           Current year                                                                             74,252       51,180       49,196
           Prior years                                                                              52,511       54,879       47,486
                                                                                                -----------  ----------  -----------
         Total paid                                                                                126,763      106,059       96,682
                                                                                                -----------  ----------  -----------
         Net balance at December 31                                                                120,616      107,666       86,635
           Plus: reinsurance recoverable                                                           518,958      493,136      526,764
                                                                                                -----------  ----------  -----------
         Balance at December 31                                                                 $  639,574   $  600,802   $  613,399
                                                                                                ===========  ==========  ===========

         The liability for unpaid accident and health claim adjustment expenses as of December 31, 2019 and 2018 was $3,337 and $2,766, respectively, and is included in the table above.

         As a result of changes in estimates of claims incurred in prior years, the accident and health claims and claim adjustment expenses incurred increased (decreased) $(15,049), $7,564, $6,307 in 2019, 2018 and
         2017, respectively. The changes in amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim adjustment expenses.

  51

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(10)  LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS AND CLAIM ADJUSTMENT
      EXPENSES (CONTINUED)

        The Company incurred $4,578 and paid $4,007 of claim adjustment expenses in the current year, of which $1,288 of the paid amount was attributable to insured and covered events of prior years.

(11)    BUSINESS COMBINATIONS AND GOODWILL

        Aggregate goodwill related to acquisitions made in prior years was
        $31,104 and $37,325 as of December 31, 2019 and 2018, respectively, and is included in other invested assets on the statutory statements of assets, liabilities and capital and surplus. Goodwill amortization was
        $6,221, $6,384 and $6,400 for the year ended December 31, 2019, 2018 and 2017, respectively.

(12)    PENSION PLANS AND OTHER RETIREMENT PLANS

        Pension and Other Postretirement Plans
        ----------------------------------------

        The Company has a non-qualified non-contributory defined benefit retirement plan covering certain agents. Benefits are based upon years of participation and the agent's adjusted annual compensation.

        The Company also has a postretirement plan that provides certain health care and life insurance benefits to retired agents. Eligibility is determined by age at retirement and years of service. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

        The change in the benefit obligation and plan assets for the Company's plans as of December 31 was calculated as follows:

                                                                                          PENSION BENEFITS        OTHER BENEFITS
                                                                                        ----------------------  --------------------
                                                                                          2019         2018       2019       2018
                                                                                        ----------  ----------  ---------  ---------

        Change in benefit obligation:
        Benefit obligation at beginning of year                                         $  43,688    $ 48,093   $  4,493   $  4,951
        Service cost                                                                           --          --        157        172
        Interest cost                                                                       2,033       1,982        182        169
        Actuarial loss (gain)                                                               4,858      (4,112)       306       (343)
        Benefits paid                                                                      (2,543)     (2,275)      (207)      (456)
                                                                                        ----------  ----------  ---------  ---------
        Benefit obligation at end of year                                               $  48,036    $ 43,688   $  4,931   $  4,493
                                                                                        ==========  ==========  =========  =========
        Change in plan assets:
        Fair value of plan assets at beginning of year                                  $  47,134    $ 45,519   $     --   $     --
        Actual return on plan assets                                                        1,609       1,608         --         --
        Employer contribution                                                               2,550       2,282        207        456
        Benefits paid                                                                      (2,543)     (2,275)      (207)      (456)
                                                                                        ----------  ----------  ---------  ---------
        Fair value of plan assets at end of year                                        $  48,750    $ 47,134   $     --   $     --
                                                                                        ==========  ==========  =========  =========

        Funded status                                                                   $     714    $  3,446   $ (4,931)  $ (4,493)

        Assets:
        Prepaid plans assets                                                            $  11,676    $  9,592   $     --   $     --
        Overfunded plan assets                                                            (10,962)     (6,146)        --         --
                                                                                        ----------  ----------  ---------  ---------
          Total assets                                                                        714       3,446         --         --

  52

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(12)  PENSION PLANS AND OTHER RETIREMENT PLANS (CONTINUED)

                                                                                                PENSION BENEFITS
                                                                                             ----------------------
                                                                                               2019         2018
                                                                                             ----------   ---------

        Liabilities recognized:
        Accrued benefit costs                                                                $      --    $     --
        Liability for benefits                                                                      --          --
                                                                                             ----------   ---------
        Total liabilities recognized                                                         $      --    $     --
                                                                                             ==========   =========

        Unrecognized liabilities                                                             $    (714)   $(3,446)

        Weighted average assumptions used to determine benefit obligations:
        Discount rate                                                                            3.29%       4.34%
        Rate of compensation increase                                                            0.00%       0.00%

        Weighted average assumptions used to determine net periodic benefit costs:
        Expected long-term return on plan assets                                                 3.75%       3.75%
        Discount rate                                                                            4.34%       3.66%

        Components of net periodic benefit costs:
        Service cost                                                                         $      --    $     --
        Interest cost                                                                            2,033       1,982
        Expected return on plan assets                                                          (1,767)     (1,707)
        Amount of prior service cost recognized                                                     --          --
        Amount of recognized actuarial loss (gain)                                                 201         857
                                                                                             ----------   ---------
        Net periodic benefit cost                                                            $     467    $  1,132
                                                                                             ==========   =========
        Amounts in unassigned surplus recognized as components of net periodic benefit costs:
        Items not yet recognized as a component of net periodic benefit cost - prior year    $   6,146    $ 11,016
        Net prior service (cost) credit recognized                                                  --          --
        Net (gain) loss arising during the period                                                5,017      (4,013)
        Net gain (loss) recognized                                                                (201)       (857)
                                                                                             ----------   ---------
        Items not yet recognized as a component of net periodic benefit cost - current year  $  10,962    $  6,146
                                                                                             ==========   =========
        Amounts in unassigned surplus expected to be recognized in the next fiscal year as components of net periodic benefit cost:
        Net prior service cost (credit)                                                      $      --    $     --
        Net recognized (gains) losses                                                              870         205

        Accumulated benefit obligation                                                       $  48,036    $ 43,688

                                                                                                OTHER BENEFITS
                                                                                             --------------------
                                                                                               2019       2018
                                                                                             ---------  ---------

        Liabilities recognized:
        Accrued benefit costs                                                                $  8,163   $  8,729
        Liability for benefits                                                                 (3,232)    (4,236)
                                                                                             ---------  ---------
        Total liabilities recognized                                                         $  4,931   $  4,493
                                                                                             =========  =========

        Unrecognized liabilities                                                             $ (3,232)  $ (4,236)

        Weighted average assumptions used to determine benefit obligations:
        Discount rate                                                                           3.32%      4.34%
        Rate of compensation increase                                                           0.00%      0.00%

        Weighted average assumptions used to determine net periodic benefit costs:
        Expected long-term return on plan assets                                                   --         --
        Discount rate                                                                           4.34%      3.66%

        Components of net periodic benefit costs:
        Service cost                                                                         $    157   $    172
        Interest cost                                                                             182        169
        Expected return on plan assets                                                             --         --
        Amount of prior service cost recognized                                                  (478)      (478)
        Amount of recognized actuarial loss (gain)                                               (220)      (205)
                                                                                             ---------  ---------
        Net periodic benefit cost                                                            $   (359)  $   (342)
                                                                                             =========  =========
        Amounts in unassigned surplus recognized as components of net periodic benefit costs:
        Items not yet recognized as a component of net periodic benefit cost - prior year    $ (4,236)  $ (4,576)
        Net prior service (cost) credit recognized                                                478        478
        Net (gain) loss arising during the period                                                 306       (343)
        Net gain (loss) recognized                                                                220        205
                                                                                             ---------  ---------
        Items not yet recognized as a component of net periodic benefit cost - current year  $ (3,232)  $ (4,236)
                                                                                             =========  =========
        Amounts in unassigned surplus expected to be recognized in the next fiscal year as components of net periodic benefit cost:
        Net prior service cost (credit)                                                      $   (478)  $   (478)
        Net recognized (gains) losses                                                            (151)      (202)

        Accumulated benefit obligation                                                       $  4,931   $  4,493

         The Company updated its assumptions as of December 31, 2019 and
         December 31, 2018 with respect to its pension and postretirement benefit obligations after a review of plan experience. The impacts related to assumption changes are a component of the net actuarial gain (loss).

  53

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(12)  PENSION PLANS AND OTHER RETIREMENT PLANS (CONTINUED)

       Estimated future benefit payments for pension and other postretirement benefits:

                                                                                                             PENSION     OTHER
                                                                                                            BENEFITS   BENEFITS
                                                                                                            --------   --------

       2020                                                                                                  $ 2,771    $  266
       2021                                                                                                    2,792       277
       2022                                                                                                    2,865       293
       2023                                                                                                    3,012       296
       2024                                                                                                    2,990       293
       2025 - 2029                                                                                            14,737     1,499

       For measurement purposes, a 6.20% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2019. The rate was assumed to decrease gradually to 4.00% for 2075 and remain at that level thereafter.

       The assumptions presented herein are based on pertinent information available to management as of December 31, 2019 and 2018. Actual results could differ from those estimates and assumptions

       Historical rates of return for individual asset classes and future estimated returns are used to develop expected rates of return. These rates of return are applied to the plan's investment policy to determine a range of expected returns. The expected long-term rate of return on plan assets is selected from this range.

       The Company's non-contributory defined benefit plan's assets were allocated 100% to the insurance company general account at both December
       31, 2019 and 2018. The insurance company general account represents assets held with the general account of the Company. These assets principally consist of bonds, commercial mortgage loans and common stocks.

       In accordance with authoritative accounting guidance, the Company groups pension and other postretirement plans financial assets and financial liabilities into a three-level hierarchy for valuation techniques used to measure their fair value based on whether the valuation inputs are observable or unobservable. Refer to note 4 Fair Value of Financial
       Instruments for further discussion on these levels.

       The following tables summarize the Company's pension benefit plans'
       financial assets measured at fair value:

       DECEMBER 31, 2019                                                                LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
       ------------------------------------------------------------------------------   -------   -------   --------  --------

       Insurance company general account                                                  $--       $--     $48,750   $ 48,750

       DECEMBER 31, 2018                                                                LEVEL 1   LEVEL 2    LEVEL 3    TOTAL
       ------------------------------------------------------------------------------   -------   -------   --------  --------

       Insurance company general account                                                  $--       $--     $47,134   $ 47,134

       INSURANCE COMPANY GENERAL ACCOUNT

       Deposits in the insurance company general account are stated at cost plus accrued interest, which represents fair value. These assets principally consist of fixed maturity securities, commercial mortgage loans and equity securities are classified as Level 3.

  54

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(12)  PENSION PLANS AND OTHER RETIREMENT PLANS (CONTINUED)

       Profit Sharing Plans
       -------------

       The Company also has a profit sharing plan covering substantially all agents. The Company's contribution is made as a certain percentage based on voluntary contribution rate and applied to each eligible agent's annual contribution. The Company recognized contributions to the plan during 2019, 2018 and 2017 of $1,460, $1,351 and $1,426, respectively.

(13)   CAPITAL AND SURPLUS AND DIVIDENDS

       During the year ended December 31, 2018, the Company declared and paid dividends to SFG consisting of common stocks in the amount of $9,647.
       During the year ended December 31, 2017, the Company declared and paid dividends to SFG consisting of cash in the amount of $185,142, and common stocks in the amount of $3,563.

       Dividend payments by Minnesota Life Insurance Company to its parent cannot exceed the greater of 10% of statutory capital and surplus or the statutory net gain from operations as of the preceding year-end, as well as the timing and amount of dividends paid in the preceding 12 months, without prior approval from the Minnesota Department of Commerce. Based on these limitations and 2019 statutory results, the maximum amount available for the payment of dividends during 2020 by Minnesota Life
       Insurance Company without prior regulatory approval is $314,887.

       For the year ended December 31, 2019, there were no capital contributions from SFG to the Company. For the year ended December 31,
       2018, the Company received capital contributions from SFG consisting of cash in the amount of $11,500 and common stock in the amount of $8,507.
       During 2017, the Company received a capital contribution consisting of real estate, net of deferred taxes and outstanding debt, in the amount of $17,841 from SFG.

       Other than noted above, there are no restrictions placed on the
       Company's unassigned surplus, including for whom the surplus is being held.

       The Company is required to meet certain minimum risk-based capital (RBC)
       requirements, which are imposed by the respective state of domicile. The formulas within the RBC calculation were developed by the NAIC. The RBC requirements were designed to monitor capital adequacy and to raise the level of protection for policyholders. Companies that have an RBC ratio below certain trigger points are required to take specified corrective action. The Company exceeded the minimum RBC requirements for the years ended December 31, 2019 and 2018.

(14)   REINSURANCE

       In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible. At December 31, 2019 and 2018, policy reserves are reflected net of reinsurance ceded of $1,344,783 and $1,443,151, respectively.

  55

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(14)  REINSURANCE (CONTINUED)

        Reinsurance is accounted for over the lives of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

        The effect of reinsurance on premiums and annuity considerations for the years ended December 31 was as follows:

                                                                                                2019          2018         2017
                                                                                             ----------   ------------  ----------

        Direct premiums and annuity considerations                                           $8,882,759   $ 7,617,352   $7,734,636
        Reinsurance assumed                                                                     728,074       662,543      589,467
        Reinsurance ceded                                                                     (988,690)      (733,257)   (737,458)
                                                                                             ----------   ------------  ----------
         Total premiums and annuity considerations                                           $8,622,143   $ 7,546,638   $7,586,645
                                                                                             ==========   ============  ==========

        The Company has a reinsurance agreement with Securian Life as discussed in detail in note 9 Related Party Transactions which is included in the reinsurance assumed information above.

        Reinsurance recoveries on ceded reinsurance contracts were $739,150,
        $569,139 and $529,556 during 2019, 2018 and 2017, respectively.

        As of December 31, 2019, the Company owned in excess of 10% or controlled either directly or indirectly the following reinsurers:

        COMPANY REPRESENTATIVE                                         REINSURER
        ------------------------------------------------------------   -------------------------------------------------------------

        Agent of the Company                                           Argent Reinsurance, LTD
        Agent of the Company                                           Futural Life Insurance Company
        Agent of the Company                                           WFI Reinsurance, LTD
        Agent of the Company                                           Atlantic Security Life Insurance Company, LTD
        Administrative representative of the Company                   Southwest Business Corporation

(15)    COMMITMENTS AND CONTINGENCIES

        The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will likely not have a material adverse effect on operations or the financial position of the Company.

        In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies
        (reinsurers). To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.

        The Company holds TBA securities with extended forward contract dates which represent a future commitment. As of December 31, 2019 and 2018, these securities were reported at $0 and $36,901, respectively.

  56

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(15)  COMMITMENTS AND CONTINGENCIES (CONTINUED)

       The Company has long-term commitments to fund alternative investments and real estate investments totaling $503,962 as of December 31, 2019.
       The Company estimates that $202,000 of these commitments will be invested in 2020, with the remaining $301,962 invested over the next four years.

       As of December 31, 2019, the Company had committed to originate mortgage loans totaling $349,355 but had not completed the originations.

       As of December 31, 2019, the Company had committed to purchase bonds totaling $59,636 but had not completed the purchase transactions.

       The Company has a 100% coinsurance agreement for its individual disability line. Under the terms of this agreement, assets supporting the reserves transferred to the reinsurer are held under a trust agreement for the benefit of the Company in the event that the reinsurer is unable to perform its obligations. At December 31, 2019 and 2018, the assets held in trust were $536,034 and $567,327, respectively. These assets are not reflected in the accompanying statements of admitted assets, liabilities and capital and surplus.

       In connection with the dissolution of MIMLIC Life Insurance Company, the
       Company has agreed to guarantee all obligations and liabilities of
       MIMLIC Life Insurance Company that arise in the normal course of business. Management does not consider an accrual necessary relating to this guarantee.

       The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. At December 31, 2019
       and 2018, this liability was $565 and $996, respectively. An asset is recorded for the amount of guaranty fund assessments paid, which can be recovered through future premium tax credits. This asset was $3,665 and
       $3,847 as of December 31, 2019 and 2018, respectively. These assets are being amortized over a five-year period.

(16)   LEASES

       Prior to November 29, 2017, the Company had a long-term lease agreement with an affiliated company, Capitol City Property Management, Inc, for building space in downtown St. Paul. Lease expense, net of sub-lease income, for the year ended December 31, 2017 was $7,499. The Company leases space in downtown St. Paul to unaffiliated companies. Commitments to the Company from these agreements are as follows: 2020, $1,493; 2021,
       $1,164; 2022, $834; 2023, $630; 2024, $441. Income from these leases was
       $3,200, $3,754 and $2,189 for the years ended December 31, 2019, 2018 and 2017, respectively and is reported in net investment income on the statutory statements of operations.

(17)   BORROWED MONEY

       The Company has entered into a membership agreement with the Federal
       Home Loan Bank of Des Moines (FHLB), providing an efficient way to set up a borrowing facility with access to low cost funding. The total borrowing capacity is dependent on the amount and type of Company assets. As of December 31, 2019, the Company had entered into agreements with face amount and carrying value totaling $95,000, which are recorded in other liabilities on the statutory statements of admitted assets, liabilities and capital and surplus

  57

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(17)  BORROWED MONEY (CONTINUED)

       and are not subject to prepayment penalties. The outstanding borrowings at December 31, 2019 have a maturity of three and seven years with principal due at those times. Interest rates are determined at the reset date and ranged from 2.64% to 3.18% during 2019. The Company paid
       $3,248, $5,364 and $4,110 in interest in 2019, 2018 and 2017, respectively, and accrued interest of $174 and $781 at December 31, 2019 and 2018, respectively, which are recorded in other liabilities and accrued commissions and expenses, respectively on the statutory statements of admitted assets, liabilities and capital and surplus.
       During 2019 and 2018, the maximum amount borrowed from the FHLB was
       $145,000 and $350,000, respectively.

       The Company pledged $900,538 of bonds as collateral for FHLB borrowings as of December 31, 2019. At that time, the Company had the capacity for either long-term or short-term borrowings of approximately $715,766 without pledging additional collateral. If the fair value of the pledged collateral falls below the required collateral for the outstanding borrowed amount, the Company is required to pledge additional collateral. The maximum amount of collateral pledged to the FHLB during
       2019 and 2018 was $912,889 and $925,924, respectively.

       As of December 31, 2019 and 2018, the Company held FHLB Class A membership stock of $10,000. The FHLB activity stock was $3,800 and
       $5,800 at December 31, 2019 and 2018, respectively. The FHLB stock is carried at cost and is recorded in common stocks on the statutory statements of admitted assets, liabilities and capital and surplus.

(18)   SURPLUS NOTES

       In September 1995, the Company issued surplus notes with a face value of
       $125,000, at 8.25%, due in September 2025. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1993, underwritten by
       Goldman, Sachs & Co. and CS First Boston, and are administered by the
       Company as registrar/paying agent. At December 31, 2019 and 2018, the balance of the surplus notes was $118,000.

       The surplus notes are subordinate to all current and future policyholders interests, including claims, and indebtedness of the
       Company. All payments of interest and principal on the notes are subject to the approval of the Minnesota Department of Commerce. The accrued interest was $2,832 as of December 31, 2019 and 2018. The interest paid in 2019, 2018 and 2017 was $9,735. The total accumulated interest paid over the life of the note as of December 31, 2019 was $247,869. Interest is included in net investment income in the statutory statements of operations.

(19)   RETROSPECTIVELY RATED CONTRACTS

       The Company estimates accrued retrospective premium adjustments for its group life and accident and health insurance business through a mathematical approach using an algorithm of the financial agreements in place with clients.

       The amount of net premiums written by the Company at December 31, 2019 that are subject to retrospective rating features was $555,093 which represented 31.8% of the total net premiums written for group life and accident and health. No other net premiums written by the Company are subject to retrospective rating features.

  58

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(20)  ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL
      CHARACTERISTICS

        INDIVIDUAL ANNUITIES

                                                                                SEPARATE       SEPARATE
                                                                                 ACCOUNT        ACCOUNT
                                                                  GENERAL         WITH           NON-                         % OF
        AS OF DECEMBER 31, 2019                                   ACCOUNT      GUARANTEES     GUARANTEED         TOTAL        TOTAL
        ----------------------------------------------------   ------------   ------------   -------------   ------------    -------

        Subject to discretionary withdrawal:
          With market value adjustment                         $    639,463    $  540,267    $          --   $  1,179,730     12.6%
          At book value less current surrender charges
            of 5% or more                                           491,378            --               --        491,378      5.3%
          At fair value                                                  --        28,948        6,003,399      6,032,347     64.6%
                                                               ------------   ------------   -------------   ------------    -------
            Total with market value adjustment or at fair
             Value                                                1,130,841       569,215        6,003,399      7,703,455     82.5%
          At book value without adjustment                          810,873            --               --        810,873      8.7%
        Not subject to discretionary withdrawal                     791,588        19,731           13,617        824,936      8.8%
                                                               ------------   ------------   -------------   ------------    -------
            Total                                              $  2,733,302    $  588,946    $   6,017,016   $  9,339,264    100.0%
                                                               ============   ============   =============   ============    =======
        Amount included at book value less current
          surrender charges of 5% or more that will move
          to at book value without adjustment in the year
          after the report date                                $     38,241    $       --    $          --   $     38,241

        GROUP ANNUITIES

                                                                                SEPARATE       SEPARATE
                                                                                 ACCOUNT        ACCOUNT
                                                                  GENERAL         WITH           NON-                         % OF
        AS OF DECEMBER 31, 2019                                   ACCOUNT      GUARANTEES     GUARANTEED         TOTAL        TOTAL
        ----------------------------------------------------   ------------   ------------   -------------   ------------    -------

        Subject to discretionary withdrawal:
          With market value adjustment                         $  2,903,615    $       --    $          --   $  2,903,615     11.4%
          At book value less current surrender charges
            of 5% or more                                                --            --               --             --      0.0%
          At fair value                                                  --            --       19,481,974     19,481,974     76.6%
                                                               ------------   ------------   -------------   ------------    -------
            Total with market value adjustment or at fair
             Value                                                2,903,615            --       19,481,974     22,385,589     88.0%
          At book value without adjustment                           12,234            --               --         12,234      0.0%
        Not subject to discretionary withdrawal                   3,043,130            --               --      3,043,130     12.0%
                                                               ------------   ------------   -------------   ------------    -------
            Total                                              $  5,958,979    $       --    $  19,481,974   $ 25,440,953    100.0%
                                                               ============   ============   =============   ============    =======
        Amount included at book value less current
          surrender charges of 5% or more that will move
          to at book value without adjustment in the year
          after the report date                                $         --    $       --    $          --   $         --

  59

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(20)  ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL
      CHARACTERISTICS (CONTINUED)

        DEPOSIT TYPE CONTRACTS

                                                                                SEPARATE       SEPARATE
                                                                                 ACCOUNT        ACCOUNT
                                                                  GENERAL         WITH           NON-                         % OF
        AS OF DECEMBER 31, 2019                                   ACCOUNT      GUARANTEES     GUARANTEED         TOTAL        TOTAL
        ----------------------------------------------------  -------------   ------------  --------------  -------------    -------

        Subject to discretionary withdrawal:
          With market value adjustment                         $         --    $       --    $          --   $         --      0.0%
          At book value less current surrender charges
            of 5% or more                                                --            --               --             --      0.0%
          At fair value                                                  --            --               --             --      0.0%
                                                              -------------   ------------  --------------  -------------    -------
            Total with market value adjustment or at fair
             Value                                                       --            --               --             --      0.0%
          At book value without adjustment                        1,034,865            --               --      1,034,865     65.5%
        Not subject to discretionary withdrawal                     544,009            --               --        544,009     34.5%
                                                              -------------   ------------  --------------  -------------    -------
            Total                                              $  1,578,874    $       --    $          --   $  1,578,874    100.0%
                                                              =============   ============  ==============  =============    =======
        Amount included at book value less current
          surrender charges of 5% or more that will move
          to at book value without adjustment in the year
          after the report date                                $         --    $       --    $          --   $         --

        As of December 31, 2019:

                                                                                                                          AMOUNT
                                                                                                                       ------------

        Life and Accident and Health Annual Statement:
          Annuities                                                                                                    $  8,690,417
          Supplementary contracts with life contingencies                                                                     7,118
          Deposit-type contracts                                                                                          1,573,620
                                                                                                                       ------------
           Total reported on Life and Accident and Health Annual Statement                                               10,271,155
                                                                                                                       ------------
        Annual Statement of the Separate Accounts:
          Exhibit 3 line 0299999, column 2                                                                               26,087,936
                                                                                                                       ------------
           Total reported on the Annual Statement of the Separate Accounts                                               26,087,936
                                                                                                                       ------------
             Combined total                                                                                            $ 36,359,091
                                                                                                                       ============

  60

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(21)  ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

                                                                                                      SEPARATE ACCOUNT -
                                                            GENERAL ACCOUNT                      GUARANTEED AND NON-GUARANTEED
                                              ------------------------------------------  -----------------------------------------
                                                 ACCOUNT         CASH                        ACCOUNT        CASH
        DECEMBER 31, 2019                         VALUE          VALUE         RESERVE        VALUE         VALUE          RESERVE
        ------------------------------------  ------------   ------------   ------------  -----------    -----------    -----------

        Subject to discretionary withdrawal,
          surrender values or policy loans:
          Term policies with cash value       $         --   $        --    $         --  $        --    $        --    $        --
          Universal life                         1,040,025     1,102,080       1,175,061           --             --             --
          Universal life with secondary
            guarantees                             208,376       173,722         486,795           --             --             --
          Indexed universal life                 5,474,783     4,977,061       5,335,316           --             --             --
          Indexed universal life with
            secondary guarantees                   948,713       835,706       1,241,490           --             --             --
          Indexed life                                  --            --              --           --             --             --
          Other permanent cash value life
            Insurance                            1,115,834     1,049,365       1,121,720           --             --             --
          Variable life                            400,004       703,122         620,116    2,924,964      2,517,576      2,849,441
          Variable universal life                   61,453        61,453          61,453      467,400        467,400        467,400
          Miscellaneous reserves                   239,047            --         239,047           --             --             --
        Not subject to discretionary
          withdrawal or no cash values:
          Term policies without cash value              --            --       1,030,433           --             --             --
          Accidental death benefits                     --            --              34           --             --             --
          Disability - active lives                     --            --          23,858           --             --             --
          Disability - disabled lives                   --            --         437,528           --             --             --
          Miscellaneous reserves                        --            --         683,479           --             --             --
                                              ------------   ------------   ------------  -----------    -----------    -----------
            Total                                9,488,235     8,902,509      12,456,330    3,392,364      2,984,976      3,316,841
             Reinsurance ceded                          --            --         759,928           --             --             --
                                              ------------   ------------   ------------  -----------    -----------    -----------
               Net total                      $  9,488,235   $ 8,902,509    $ 11,696,402  $ 3,392,364    $ 2,984,976    $ 3,316,841
                                              ============   ============   ============  ===========    ===========    ===========

         As of December 31, 2019:

                                                                                                                          AMOUNT
                                                                                                                      -------------

         Life and Accident and Health Annual Statement:
          Exhibit 5, Life insurance section, total (net)                                                              $   9,059,818
          Exhibit 5, Accidental death benefits sections, total (net)                                                             34
          Exhibit 5, Disability - active lives section, total (net)                                                          23,850
          Exhibit 5, Disability - disables lives section, total (net)                                                       384,140
          Exhibit 5, Miscellaneous reserves section, total (net)                                                          2,228,560
                                                                                                                      -------------
            Subtotal                                                                                                     11,696,402
         Separate Accounts Annual Statement:
          Exhibit 3 line 0199999, column 2                                                                                3,316,841
          Exhibit 3 line 0499999, column 2                                                                                       --
          Exhibit 3 line 0599999, column 2                                                                                       --
                                                                                                                      -------------
            Subtotal                                                                                                      3,316,841
                                                                                                                      -------------
              Combined total                                                                                          $  15,013,243
                                                                                                                      =============

  61

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

             Notes to Statutory Financial Statements (Continued)
                               (IN THOUSANDS)

(22)  PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

        Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2019 were as follows:

                                                                                                                           NET OF
                                                                                                                GROSS      LOADING
                                                                                                             -----------  ----------

        Ordinary new business                                                                                $    8,897   $   5,075
        Ordinary renewal business                                                                                60,515      95,540
        Credit life                                                                                                 108         108
        Group life                                                                                                1,357       1,262
                                                                                                             -----------  ----------
          Subtotal                                                                                               70,877     101,985
           Premiums due and unpaid                                                                              162,711     152,976
           Portion of due and unpaid over 90 days                                                                  (256)       (256)
                                                                                                             -----------  ----------
          Net admitted asset                                                                                 $  233,332   $ 254,705
                                                                                                             ===========  ==========

(23)    SUBSEQUENT EVENTS

        Through April 2, 2020, the date these financial statements were issued, there were no material subsequent events that required recognition or additional disclosure in the Company's financial statements.

  62

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

                     Schedule of Selected Financial Data
                              December 31, 2019
                               (IN THOUSANDS)

Investment Income Earned:
    U.S. Government bonds                                                                                           $       15,033
    Other bonds (unaffiliated)                                                                                             666,960
    Bonds of affiliates                                                                                                         --
    Preferred stocks (unaffiliated)                                                                                          2,903
    Preferred stocks of affiliates                                                                                              --
    Common stocks (unaffiliated)                                                                                            17,955
    Common stocks of affiliates                                                                                                 --
    Mortgage loans                                                                                                         169,700
    Real estate                                                                                                             24,233
    Premium notes, policy loans and liens                                                                                   31,589
    Cash on hand and on deposit                                                                                               (153)
    Short-term investments                                                                                                   4,856
    Other invested assets                                                                                                   30,773
    Derivative instruments                                                                                                   2,003
    Aggregate write-ins for investment income                                                                                2,779
                                                                                                                    ---------------
      Gross investment income                                                                                       $      968,631
                                                                                                                    ===============
Real Estate Owned - Book Value less Encumbrances                                                                    $       59,103

Mortgage Loans - Book Value:
    Farm mortgages                                                                                                  $           --
    Residential mortgages                                                                                                       --
    Commercial mortgages                                                                                                 4,148,884
                                                                                                                    ---------------
      Total mortgage loans                                                                                          $    4,148,884
                                                                                                                    ===============

Mortgage Loans By Standing - Book Value:
    Good standing                                                                                                   $    4,147,528
    Good standing with restructured terms                                                                           $        1,356
    Interest overdue more than 90 days, not in foreclosure                                                          $           --
    Foreclosure in process                                                                                          $           --

Other Long Term Assets - Statement Value                                                                            $      816,359

Collateral Loans                                                                                                    $           --

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
    Bonds                                                                                                           $           --
    Preferred stocks                                                                                                $           --
    Common stocks                                                                                                   $      447,288

  63

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

               Schedule of Selected Financial Data (Continued)
                              December 31, 2019
                               (IN THOUSANDS)

Bonds, Short-Term Investments and Certain Cash Equivalents by Class and Maturity:
    Bonds, Short-Term Investments and Certain Cash Equivalents by Maturity - Statement Value:
      Due within one year or less                                                                                   $    1,113,254
      Over 1 year through 5 years                                                                                        4,933,061
      Over 5 years through 10 years                                                                                      6,405,500
      Over 10 years through 20 years                                                                                     2,059,065
      Over 20 years                                                                                                      3,654,990
      No maturity date                                                                                                       3,050
                                                                                                                    ---------------
        Total by maturity                                                                                           $   18,168,920
                                                                                                                    ===============
    Bonds, Short-Term Investments and Certain Cash Equivalents by NAIC designation - Statement Value:
      NAIC 1                                                                                                        $   10,803,753
      NAIC 2                                                                                                             6,773,502
      NAIC 3                                                                                                               530,214
      NAIC 4                                                                                                                56,405
      NAIC 5                                                                                                                 4,928
      NAIC 6                                                                                                                   118
                                                                                                                    ---------------
        Total by NAIC designation                                                                                   $   18,168,920
                                                                                                                    ===============

Total Bonds, Short-Term Investments and Certain Cash Equivalents Publicly Traded                                    $   13,714,974
Total Bonds, Short-Term Investments and Certain Cash Equivalents Privately Placed                                   $    4,453,946

Preferred Stocks - Statement Value                                                                                  $       64,762
Common Stocks - Market Value                                                                                        $      933,690
Short-Term Investments and Cash Equivalents - Book Value                                                            $      218,053
Options, Caps & Floors Owned - Statement Value                                                                      $      749,326
Options, Caps & Floors Written and In Force - Statement Value                                                       $     (278,233)
Collar, Swap & Forward Agreements Open - Statement Value                                                            $       86,856
Futures Contracts Open - Current Value                                                                              $           --
Cash on Deposit                                                                                                     $      (71,472)

Life Insurance In Force:
    Industrial                                                                                                      $           --
    Ordinary                                                                                                        $   83,984,770
    Credit Life                                                                                                     $    6,165,772
    Group Life                                                                                                      $  545,698,545

Amount of Accidental Death Insurance In Force Under Ordinary Policies                                               $       34,555

Life Insurance Policies with Disability Provisions in Force:
    Industrial                                                                                                      $           --
    Ordinary                                                                                                        $      207,563
    Credit Life                                                                                                     $       50,839
    Group Life                                                                                                      $  291,066,817

  64

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

               Schedule of Selected Financial Data (Continued)
                              December 31, 2019
                               (IN THOUSANDS)

Supplementary Contracts in Force:
   Ordinary - Not Involving Life Contingencies:
      Amount on Deposit                                                                                               $     124,892
      Income Payable                                                                                                  $       9,545
   Ordinary - Involving Life Contingencies:
      Income Payable                                                                                                  $         314
   Group - Not Involving Life Contingencies:
      Amount on Deposit                                                                                               $      18,327
      Income Payable                                                                                                  $          --
   Group - Involving Life Contingencies:
      Income Payable                                                                                                  $      28,647

Annuities:
   Ordinary:
      Immediate - Amount of Income Payable                                                                            $     111,846
      Deferred - Fully Paid - Account Balance                                                                         $   2,001,291
      Deferred - Not Fully Paid - Account Balance                                                                     $   6,675,779
   Group:
      Immediate - Amount of Income Payable                                                                            $     211,305
      Deferred - Fully Paid - Account Balance                                                                         $          --
      Deferred - Not Fully Paid - Account Balance                                                                     $      12,232

Accident and Health Insurance - Premiums In Force:
   Ordinary                                                                                                           $          --
   Group                                                                                                              $     500,531
   Credit                                                                                                             $      56,956

Deposit Funds and Dividend Accumulations:
   Deposit Funds - Account Balance                                                                                    $   1,371,776
   Dividend Accumulations - Account Balance                                                                           $      58,532

Claim Payments:
   Group Accident and Health:
      2019                                                                                                            $      60,496
      2018                                                                                                            $      32,209
      2017                                                                                                            $       7,331
      2016                                                                                                            $       1,879
      2015                                                                                                            $         907
      Prior                                                                                                           $       1,218
   Other Accident and Health:
      2019                                                                                                            $          15
      2018                                                                                                            $          --
      2017                                                                                                            $          --
      2016                                                                                                            $          --
      2015                                                                                                            $          --
      Prior                                                                                                           $          --
   Other Coverages that use Developmental Methods to Calculate Claims Reserves:
      2019                                                                                                            $       5,621
      2018                                                                                                            $       5,721
      2017                                                                                                            $       3,223
      2016                                                                                                            $       1,741
      2015                                                                                                            $         978
      Prior                                                                                                           $         814

See accompanying independent auditors' report.

  65

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

          Schedule of Supplemental Investment Risks Interrogatories
                              December 31, 2019
                               (IN THOUSANDS)

1.)    Total admitted assets (excluding separate accounts):                                             $26,633,182

2.)     10 Largest exposures to a single issuer/borrower/investment:

        ISSUER                                                                                            AMOUNT      PERCENTAGE
        --------------------------------------------------------------------------------------------   ------------   ----------

        FNMA - Loan Backed Securities                                                                  $   893,591          3.4%
        FHLMC - Loan Backed Securities                                                                 $   816,702          3.1%
        Securian Life Insurance Co                                                                     $   447,286          1.7%
        Goldman Sachs                                                                                  $   250,735          0.9%
        Wells Fargo                                                                                    $   246,424          0.9%
        BANK Commerical Mortgage Pass-Through                                                          $   179,842          0.7%
        Morgan Stanley                                                                                 $   145,679          0.5%
        UBS Commerical Mortgage Trust                                                                  $   133,633          0.5%
        JP Morgan                                                                                      $   130,168          0.5%
        Morgan Stanley Bank of America Trust                                                           $   125,437          0.5%

3.)     Total admitted assets held in bonds and preferred stocks by NAIC rating:

       BONDS                                           AMOUNT      PERCENTAGE     STOCKS       AMOUNT     PERCENTAGE
       -------------------------------------------   -----------   ----------   ---------    -----------  ----------

       NAIC-1                                        $10,803,753        40.6%      P/RP-1    $    17,400        0.1%
       NAIC-2                                        $ 6,773,502        25.4%      P/RP-2    $    33,348        0.1%
       NAIC-3                                        $   530,214         2.0%      P/RP-3    $    10,919        0.0%
       NAIC-4                                        $    56,405         0.2%      P/RP-4    $     3,095        0.0%
       NAIC-5                                        $     4,928         0.0%      P/RP-5    $        --        0.0%
       NAIC-6                                        $       118         0.0%      P/RP-6    $        --        0.0%

4.)     Assets held in foreign investments:

                                                                                                              AMOUNT      PERCENTAGE
                                                                                                          -------------  -----------

        Total admitted assets held in foreign investments:                                                $   1,331,389         5.0%
        Foreign-currency denominated investments of:                                                      $          --         0.0%
        Insurance liabilities denominated in that same foreign currency:                                  $          --         0.0%

5.)     Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                                                                          AMOUNT      PERCENTAGE
                                                                                                       -----------   -----------

        Countries rated by NAIC-1                                                                      $ 1,302,176          4.9%
        Countries rated by NAIC-2                                                                      $     4,940          0.0%
        Countries rated by NAIC-3 or below                                                             $    24,273          0.1%

  66

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

    Schedule of Supplemental Investment Risks Interrogatories (Continued)
                              December 31, 2019
                               (IN THOUSANDS)

6.)     Two largest foreign investment exposures to a single country, categorized by the country's
        NAIC sovereign rating:

                                                                                                             AMOUNT      PERCENTAGE
                                                                                                          ------------   -----------

        Countries rated by NAIC-1
           Country:                               Australia                                               $    359,591          1.4%
           Country:                               United Kingdom                                          $    343,931          1.3%
        Countries rated by NAIC-2
           Country:                               Mauritius                                               $      2,918          0.0%
           Country:                               Italy                                                   $      2,022          0.0%
        Countries rated by NAIC-3 or below
           Country:                               Guernsey                                                $     17,732          0.1%
           Country:                               Barbados                                                $      6,541          0.0%

7.)     Aggregate unhedged foreign currency exposure:

                                                                                                            AMOUNT      PERCENTAGE
                                                                                                         ------------   ----------

                                                                                                         $    68,118          0.3%

8.)     Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                                                                        AMOUNT      PERCENTAGE
                                                                                                     ------------   ----------

       Countries rated by NAIC-1                                                                     $     67,243         0.3%
       Countries rated by NAIC-2                                                                     $        875         0.0%
       Countries rated by NAIC-3 or below                                                            $         --         0.0%

9.)     Two largest unhedged foreign currency exposures to a single country, categorized by the
        country's NAIC sovereign rating:

                                                                                                             AMOUNT      PERCENTAGE
                                                                                                          ------------   -----------

        Countries rated by NAIC-1
           Country:                               United Kingdom                                          $     20,497          0.1%
           Country:                               France                                                  $     12,666          0.0%
        Countries rated by NAIC-2
           Country:                               Italy                                                   $        875          0.0%
           Country:                               None                                                    $         --          0.0%
        Countries rated by NAIC-3 or below
           Country:                               None                                                    $         --          0.0%
           Country:                               None                                                    $         --          0.0%

10.)    10 Largest non-sovereign foreign issues:

        ISSUER                                   NAIC RATING                                                 AMOUNT      PERCENTAGE
        ---------------------------------------  ------------------------------------------------------  -------------   -----------

        Electricite de France                    1                                                       $      55,040         0.2%
        Hofer Financial Services                 1                                                       $      50,000         0.2%
        Takeda Pharmaceutical Co                 2                                                       $      41,907         0.2%
        Ausgrid                                  2                                                       $      35,000         0.1%
        TransGrid                                2                                                       $      35,000         0.1%
        Transurban Queensland                    2                                                       $      34,166         0.1%
        Intermediate Capital Group               2                                                       $      32,800         0.1%
        CSL Limited                              1                                                       $      30,000         0.1%
        Port of Melbourne                        2                                                       $      30,000         0.1%
        Diageo Capital PLC                       1                                                       $      28,744         0.1%

  67

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

    Schedule of Supplemental Investment Risks Interrogatories (Continued)
                              December 31, 2019
                               (IN THOUSANDS)

11.)    There were no admitted assets held in Canadian investments and unhedged
        Canadian currency exposures that exceeded 2.5% of the Company's total admitted assets.

12.)    There were no admitted assets held in investments with contractual sales restrictions exposures that exceeded 2.5% of the Company's total admitted assets.

13.)    Admitted assets held in the largest 10 equity interests:

        ISSUER                                                                                            AMOUNT      PERCENTAGE
        --------------------------------------------------------------------------------------------   ------------   ----------

        Securian Life Insurance Co                                                                     $    447,286         1.7%
        Securian Asset Management Mutual Funds                                                         $     74,477         0.3%
        iShares Mutual Funds                                                                           $     68,947         0.3%
        Charles River Funds                                                                            $     32,171         0.1%
        AEA Funds                                                                                      $     32,002         0.1%
        Genstar Funds                                                                                  $     29,332         0.1%
        Draper Fisher Jurvetson Funds                                                                  $     26,449         0.1%
        Varde Funds                                                                                    $     24,656         0.1%
        First Reserve Funds                                                                            $     23,551         0.1%
        Maveron Funds                                                                                  $     18,357         0.1%

14.)    Admitted assets held in nonaffiliated, privately place equities:

                                                                                                              AMOUNT      PERCENTAGE
                                                                                                          -------------  -----------

        Aggregate statement value of investments held in nonaffiliated privately placed equities          $     718,025         2.7%

        3 Largest investments held in nonaffiliated, privately placed equities

                                                                                                        AMOUNT     PERCENTAGE
                                                                                                     -----------   -----------

       Charles River Funds                                                                           $    32,171         0.1%
       AEA Funds                                                                                     $    32,002         0.1%
       Genstar Funds                                                                                 $    29,332         0.1%

15.)    There were no admitted assets held in general partnership interests that exceeded 2.5% of the Company's total admitted assets.

  68

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

    Schedule of Supplemental Investment Risks Interrogatories (Continued)
                              December 31, 2019
                               (IN THOUSANDS)

16.)    Admitted assets held in mortgage loans:

        10 Largest Annual Statement Schedule B aggregate mortgage interests:

        ISSUER                                   TYPE                                                        AMOUNT       PERCENTAGE
        ---------------------------------------  ------------------------------------------------------   ------------   -----------

        Massry Portfolio                         Commercial                                               $     61,056          0.2%
        IRET Apartment Portfolio                 Commercial                                               $     54,900          0.2%
        Novaya Industrial Portfolio,
         Novaya Wilmington Industrial,
         Novaya Industrial Portfolio             Commercial                                               $     43,750          0.2%
        Meritex-Atlanta                          Commercial                                               $     43,250          0.2%
        Wilshire Union Shopping Center           Commercial                                               $     41,000          0.2%
        Towers of Colonie Apartments             Commercial                                               $     38,627          0.1%
        Marshalls Plaza                          Commercial                                               $     31,725          0.1%
        Hubb NYC Portfolio                       Commercial                                               $     27,500          0.1%
        Concord Ave Medical                      Commercial                                               $     23,256          0.1%
        Kelsey II, Kelsey 1A1B, AON 31st         Commercial                                               $     22,317          0.1%

        Admitted assets held in the following categories of mortgage loans:

        CATEGORY                                                                                             AMOUNT       PERCENTAGE
        -----------------------------------------------------------------------------------------------   ------------   -----------

        Construction loans                                                                                $         --          0.0%
        Mortgage loans over 90 days past due                                                              $         --          0.0%
        Mortgage loans in the process of foreclosure                                                      $         --          0.0%
        Mortgage loans foreclosed                                                                         $         --          0.0%
        Restructured mortgage loans                                                                       $      1,356          0.0%

17.)    Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

       LOAN-TO-VALUE                             RESIDENTIAL                 COMMERCIAL                AGRICULTURAL
       -------------------------------   -------------------------    ------------------------   -------------------------

       Above 95%                         $        --          0.0%    $      --           0.0%   $         --        0.0%
       91% to 95%                        $        --          0.0%    $      --           0.0%   $         --        0.0%
       81% to 90%                        $        --          0.0%    $      --           0.0%   $         --        0.0%
       71% to 80%                        $        --          0.0%    $  44,764           0.2%   $         --        0.0%
       below 70%                         $        --          0.0%    $4,104,314          15.4%   $         --        0.0%

18.)    There were no assets that exceeded 2.5% of the Company's total admitted assets held in each of the
        five largest investments in one parcel or group of contiguous parcels of real estate reported in the Annual Statement Schedule A.

  69

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

    Schedule of Supplemental Investment Risks Interrogatories (Continued)
                              December 31, 2019
                               (IN THOUSANDS)

19.)    There were no admitted assets held in investments held in mezzanine real estate loans that exceeded 2.5% of the Company's total admitted assets.

20.)    Total admitted assets subject to the following types of agreements:

                                                                                                 AT END OF EACH QUARTER
       AGREEMENT TYPE                                        AT YEAR END                   1ST QTR       2ND QTR       3RD QTR
       -------------------------------------------    ------------------------  -------------------    ----------    ----------

       Securities lending                             $        --               0.0%     $      --     $      --     $      --
       Repurchase                                     $        --               0.0%     $      --     $      --     $      --
       Reverse repurchase                             $        --               0.0%     $      --     $      --     $      --
       Dollar repurchase                              $        --               0.0%     $      --     $      --     $      --
       Dollar reverse repurchase                      $        --               0.0%     $      --     $      --     $      --

21.)    Warrants not attached to other financial instruments, options, caps, and floors:

                                                                          OWNED                   WRITTEN
                                                                -----------------------  -----------------------

       Hedging                                                  $      --          0.0%   $       --        0.0%
       Income generation                                        $      --          0.0%   $       --        0.0%
       Other                                                    $      --          0.0%   $       --        0.0%

22.)    Potential exposure for collars, swaps and forwards:

                                                                                                  AT END OF EACH QUARTER
                                                              AT YEAR END                  1ST QTR        2ND QTR      3RD QTR
                                                      -------------------------  ------------------    ----------    ----------

       Hedging                                        $    20,556                0.1%    $    8,160    $   15,818    $   20,680
       Income generation                              $        --                0.0%    $       --    $       --    $       --
       Replications                                   $        --                0.0%    $       --    $       --    $       --
       Other                                          $        --                0.0%    $        6    $       --    $       --

23.)    Potential exposure for future contracts:

                                                                                                  AT END OF EACH QUARTER
                                                              AT YEAR END                  1ST QTR        2ND QTR      3RD QTR
                                                      -------------------------  ------------------    ----------    ----------

       Hedging                                        $    33,855                0.1%    $   29,269    $   28,439    $   42,934
       Income generation                              $        --                0.0%    $       --    $       --    $       --
       Replications                                   $        --                0.0%    $       --    $       --    $       --
       Other                                          $        --                0.0%    $       --    $       --    $       --

See accompanying independent auditors' report.

  70

     (Continued)

                      MINNESOTA LIFE INSURANCE COMPANY

                         Summary Investment Schedule
                              December 31, 2019
                               (IN THOUSANDS)

INVESTMENT CATEGORIES                                                    GROSS INVESTMENT HOLDINGS            ADMITTED ASSETS
--------------------------------------------------------------------   -----------------------------   -----------------------------

Long-term bonds
    US governments                                                     $     632,012           2.45%    $     632,012         2.46%
    All other governments                                                     26,324           0.10%           26,324         0.10%
    US states, territories and possessions, etc. guaranteed                    2,892           0.01%            2,892         0.01%
    US political subdivisions of states, territories, and
      possessions, guaranteed                                                 59,982           0.23%           59,982         0.23%
    US special revenue and special assessment obligations,
      etc. non-guaranteed                                                  2,454,697           9.51%        2,454,697         9.56%
    Industrial and miscellaneous                                          14,863,241          57.56%       14,863,241        57.85%
    Hybrid securities                                                         30,085           0.12%           30,085         0.12%
    SVO identified funds                                                       3,050           0.01%            3,050         0.01%
                                                                       --------------   ------------    --------------  -----------
       Total long-term bonds                                           $  18,072,283          69.99%    $  18,072,283        70.34%

Preferred stocks
    Industrial and miscellaneous (unaffiliated)                        $      64,762           0.25%    $      64,762         0.25%
                                                                       --------------   ------------    --------------  -----------
       Total preferred stocks                                          $      64,762           0.25%    $      64,762         0.25%

Common stocks
    Industrial and miscellaneous publicly traded (unaffiliated)        $     321,557           1.25%    $     321,557         1.25%
    Industrial and miscellaneous other (unaffiliated)                         14,340           0.05%           14,340         0.05%
    Parents, subsidiaries and affiliates other                               447,297           1.73%          447,288         1.74%
    Mutual funds                                                             150,505           0.58%          150,505         0.59%
                                                                       --------------   ------------    --------------  -----------
       Total common stocks                                             $     933,699           3.61%    $     933,690         3.63%

Mortgage loans
    Commercial mortgages                                               $   4,149,078          16.07%    $   4,148,884        16.15%
                                                                       --------------   ------------    --------------  -----------
       Total mortgage loans                                            $   4,149,078          16.07%    $   4,148,884        16.15%

Real estate
    Properties occupied by the company                                 $      59,103           0.23%    $      59,103         0.23%
                                                                       --------------   ------------    --------------  -----------
       Total real estate                                               $      59,103           0.23%    $      59,103         0.23%

Cash, cash equivalents and short-term investments
    Cash                                                               $     (71,472)         -0.28%    $     (71,472)       -0.28%
    Cash equivalents                                                         210,912           0.82%          210,912         0.82%
    Short-term investments                                                     7,141           0.03%            7,141         0.03%
                                                                       --------------   ------------    --------------  -----------
       Total cash, cash equivalents and short-term investments         $     146,581           0.57%    $     146,581         0.57%

Policy loans                                                           $     592,046           2.29%    $     588,342         2.29%

Derivatives                                                            $     845,188           3.27%    $     845,188         3.29%

Other invested assets                                                  $     942,127           3.65%    $     816,359         3.18%

Receivable for securities                                              $      18,126           0.07%    $      17,186         0.07%
                                                                       --------------   ------------    --------------  -----------

Total invested assets                                                  $  25,822,993         100.00%    $  25,692,378       100.00%
                                                                       ==============   ============    ==============  ===========

See accompanying independent auditors' report.

  71

     (Continued)

PART C
Other Information
Item 24.    Financial Statements and Exhibits
(a)	Audited Financial Statements of Variable Annuity Account for the year ended December 31, 2019, are included in Part B of this filing and consist of the following:
1.	Report of Independent Registered Public Accounting Firm.
2.	Statements of Assets and Liabilities, as of December 31, 2019.
3.	Statements of Operations, year or period ended December 31, 2019.
4.	Statements of Changes in Net Assets, years or periods ended December 31, 2019 and 2018.
5.	Notes to Financial Statements.
Audited Financial Statements and Supplementary Schedules of the Depositor, Minnesota Life Insurance Company, are included in Part B of this filing and consist of the following:
1.	Independent Auditor’s Report – Minnesota Life Insurance Company.
2.	Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus – Minnesota Life Insurance Company, as of December 31, 2019 and 2018.
3.	Statutory Statements Operations and Capital Surplus – Minnesota Life Insurance Company, for the years ended December 31, 2019, 2018, and 2017.
4.	Statutory Statements of Cash Flow – Minnesota Life Insurance Company, for the years ended December 31, 2019, 2018, and 2017.
5.	Notes to Statutory Financial Statements – Minnesota Life Insurance Company, for the years ended December 31, 2019, 2018, and 2017.
6.	Schedule of Selected Financial Data – Minnesota Life Insurance Company as of December 31, 2019.
7.	Schedule of Supplemental Investigation Risks Interrogatories as of December 31, 2019.
8.	Summary Investment Schedule – Minnesota Life Insurance Company as of December 31, 2019.
(b)Exhibits
Exhibit Number	Description of Exhibit
1.	The Resolution of the Board of The Minnesota Mutual Life Insurance Company’s Executive Committee of its Board of Trustees establishing the Variable Annuity Account previously filed on February 28, 2005 as this Exhibit 24(c)(1) to Variable Annuity Account’s Form N-4, File Number 333-111067, Post Effective Amendment Number 1, is hereby incorporated by reference.
2.	Not Applicable.
3. (a)	The Amended and Restated Distribution Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed on April 27, 2009, as Exhibit 24(c)(3) to Registrant’s Form N-4, File Number 2-97564, Post-Effective Amendment Number 28, is hereby incorporated by reference.
3. (b)	The Dealer Selling Agreement previously filed on July 2, 2002 as Exhibit 24(c)(3)(b) to Variable Annuity Account’s Form N-4, File Number 333-91784, Initial Registration Statement, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
3. (c)	Variable Contract Broker-Dealer Sales Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc. and Waddell & Reed, Inc. previously filed on April 21, 2006 as Exhibit 24(c)(3) (c) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 12, is hereby incorporated by reference.
4. (a)	The Flexible Payment Deferred Variable Annuity Contract, form ICC11-70232, previously filed on April 26, 2019 as Exhibit 24(b)(4)(a) to Variable Annuity Account's Form N-4, File Number 333-140230, Post-Effective Amendment Numbers 39 and 315, is hereby incorporated by reference.
4. (b)	The Premier Death Benefit Rider, form 02-70073, previously filed on July 2, 2002 as Exhibit 24(c)(4)(b) to Variable Annuity Account’s Form N-4, File Number 333-91784, Initial Registration Statement is hereby incorporated by reference.
4. (c)	The Highest Anniversary Value Death Benefit Rider, form 02-70075, previously filed on July 2, 2002 as Exhibit 24(c)(4)(c) to Variable Annuity Account’s Form N-4, File Number 333-91784, Initial Registration Statement is hereby incorporated by reference.
4. (d)	Reserved.
4. (e)	The Annuity Payment Endorsement, form MHC-83-9060 previously filed on May 21, 1999 as Exhibit 24(c)(4)(f) to Variable Annuity Account’s Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
4. (f)	The Qualified Plan Agreement, form MHC-88-9176 Rev. 8-93 previously filed on May 21, 1999 as Exhibit 24(c)(4)(g) to Variable Annuity Account’s Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
4. (g)	The Individual Retirement Annuity (IRA) Agreement, SEP, Traditional IRA and Roth-IRA, form MHC-97-9418 previously filed on May 21, 1999 as Exhibit 24(c)(4)(h) to Variable Annuity Account’s Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
4. (h)	The Individual Retirement Annuity SIMPLE- (IRA) Agreement, form MHC-98-9431 previously filed on May 21, 1999 as Exhibit 24 (c) (4) (i) to Variable Annuity Account’s Form N-4, File Number 333-79049, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
4. (i)	The Estate Enhancement Benefit Rider, form number 03-70085, previously filed on March 12, 2004 as Exhibit 24(c)(4)(k) to Variable Annuity Account’s Form N-4, File Number 333-111067, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
4. (j)	The Guaranteed Income Provider Benefit Rider, form number 03-70086 Rev 8-2003, previously filed on March 12, 2004 as Exhibit 24(c)(4)(l) to Variable Annuity Account’s Form N-4, File Number 333-111067, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
4. (k)	The Guaranteed Minimum Withdrawal Benefit Rider, form 04-70131, previously filed on December 22, 2004 as Exhibit 24(c)(4)(o) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 6, is hereby incorporated by reference.
4. (l)	The Guaranteed Lifetime Withdrawal Benefit Rider, form 05-70134, previously filed on July 29, 2005 as Exhibit 24(c)(4)(p) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 10, is hereby incorporated by reference.
4. (m)	The Guaranteed Lifetime Withdrawal Benefit Rider II-Single Rider, form 07-70149, previously filed on April 20, 2007 as Exhibit 24 (c) (4) (m) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 2, is hereby incorporated by reference.
4. (n)	The Guaranteed Lifetime Withdrawal Benefit Rider II-Joint Rider, form 07-70150, previously filed on April 20, 2007 as Exhibit 24(c)(4) (n) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 2, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
4. (o)	The Guaranteed Minimum Income Benefit Rider, form 09-70165, previously filed on October 9, 2009 as Exhibit 24(c)(4)(o) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 8, is hereby incorporated by reference.
4. (p)	The Encore Lifetime Income - Single Rider, form 09-70158, previously filed on February 25, 2010 as Exhibit 24(b)(4)(p) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.
4. (q)	The Encore Lifetime Income - Joint Rider, form 09-70159, previously filed on February 25, 2010 as Exhibit 24(b)(4)(q) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.
4. (r)	The Individual Retirement Annuity Endorsement Traditional and SEP Annuity, form 09-70161, previously filed on February 25, 2010 as Exhibit 24(b)(4)(r) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.
4. (s)	The Individual Retirement Annuity Endorsement SIMPLE Annuity, form 09-70163, previously filed on February 25, 2010 as Exhibit 24(b)(4)(s) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference
4. (t)	The Individual Retirement Annuity Endorsement Roth Annuity, form 09-70164, previously filed on February 25, 2010 as Exhibit 24(b)(4)(t) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.
4. (u)	The Ovation Lifetime Income – Single Rider, form F. 11-70211 filed July 13, 2011 as Exhibit 24(c)(4)(y) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 27 and 178, is hereby incorporated by reference.
4. (v)	The Ovation Lifetime Income – Joint Rider, form F. 11-70212 filed July 13, 2011 as Exhibit 24(c)4(z) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 27 and 178, is hereby incorporated by reference.
4. (w)	The Ovation Lifetime Income II – Single Rider, form F. 12-70227 previously filed on February 28, 2012 as Exhibit 24(b)(4)(aa) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 29 and 183, is hereby incorporated by reference.
4. (x)	The Ovation Lifetime Income II – Joint Rider, form F. 12-70228 previously filed on February 28, 2012 as Exhibit 24(b)(4)(bb) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 29 and 183, is hereby incorporated by reference.
4. (y)	The Premier II Death Benefit Rider, form number ICC12-70238.
4. (z)	The Highest Anniversary Value II Death Benefit Rider, form number ICC12-70239.
4. (aa)	The Estate Enhancement Benefit II Rider, form number ICC12-70236 previously filed on July 20, 2012 as Exhibit 24(b)(4)(f) to Variable Annuity Account’s Form N-4, File Number 333-182763, Initial Registration Statement is hereby incorporated by reference.
4. (bb)	MyPath Value – Single Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70252, previously filed on June 26, 2013 as Exhibit 24(b)(4)(p) to Variable Annuity Account’s Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.
4. (cc)	MyPath Value –Joint Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70253, previously filed on June 26, 2013 as Exhibit 24(b)(4)(q) to Variable Annuity Account’s Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.
4. (dd)	MyPath Core Flex – Single Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70254, previously filed on June 26, 2013 as Exhibit 24(b)(4)(r) to Variable Annuity Account’s Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
4. (ee)	MyPath Core Flex – Joint Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70255, previously filed on June 26, 2013 as Exhibit 24(b)(4)(s) to Variable Annuity Account’s Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.
4. (ff)	MyPath Ascend – Single Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70256, previously filed on June 26, 2013 as Exhibit 24(b)(4)(t) to Variable Annuity Account’s Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.
4. (gg)	MyPath Ascend – Joint Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70257, previously filed on June 26, 2013 as Exhibit 24(b)(4)(u) to Variable Annuity Account’s Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.
4. (hh)	MyPath Summit – Single Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70258, previously filed on June 26, 2013 as Exhibit 24(b)(4)(v) to Variable Annuity Account’s Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.
4. (ii)	MyPath Summit –Joint Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC13-70259, previously filed on June 26, 2013 as Exhibit 24(b)(4)(w) to Variable Annuity Account’s Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.
4. (jj)	MyPath Highest Anniversary – Single Death Benefit Rider, form number ICC13-70260, previously filed on June 26, 2013 as Exhibit 24(b)(4)(x) to Variable Annuity Account’s Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.
4. (kk)	MyPath Highest Anniversary – Joint Death Benefit Rider, form number ICC13-70261, previously filed on June 26, 2013 as Exhibit 24(b)(4)(y) to Variable Annuity Account’s Form N-4, File Number 333-189593, Initial Registration Statement is hereby incorporated by reference.
4. (ll)	MyPath Ascend 2.0 – Single Rider, form number ICC14-70270, previously filed on August 1, 2014 as Exhibit 24(b)(4)(v) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 7 and 236, is hereby incorporated by reference
4. (mm)	MyPath Ascend 2.0 – Joint Rider, form number ICC14-70271, previously filed on August 1, 2014 as Exhibit 24(b)(4)(w) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 7 and 236, is hereby incorporated by reference
4. (nn)	Endorsement, form number 14-70265 previously filed on February 26, 2015 as Exhibit 24(b)(4)(y) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 9 and 241, is hereby incorporated by reference.
4. (oo)	MyPath Ascend 2.0 – Joint 50 Rider, form number ICC19-70505, previously filed on October 1, 2019 as Exhibit 24(b)(4)(aa) to Variable Annuity Account's Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 23 and 326, is hereby incorporated by reference.
4. (pp)	MyPath Horizon – Single Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC20-70559.
4. (qq)	MyPath Horizon – Joint Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC20-70560.
4. (rr)	MyPath Horizon – Joint 50 Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC20-70561.
5. (a)	MultiOption Annuities Individual Variable Annuity Application, form number ICC20-70565.
6. (a)	The Restated Certificate of Incorporation previously filed on October 21, 2003 as Exhibit 27(f)(1) to Variable Annuity Account’s Form N-4, File Number 333-109853, Initial Registration Statement, is hereby incorporated by reference.
6. (b)	The Bylaws of the Depositor previously filed as Exhibit 26 (f) (2) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-120704, Initial Registration Statement, on November 23, 2004, is hereby incorporated by reference.
7.	Not applicable.

Exhibit Number	Description of Exhibit
8. (a)	Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc., and Minnesota Life Company dated May 1, 2014 previously filed as Exhibit 24(6)(8)(a) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Number 8 and 239, is hereby incorporated by reference.
8. (a) (1)	Shareholder Information Agreement among Securian Funds Trust and Minnesota Life Insurance, previously filed as Exhibit 26(h)(1)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.
8. (b)	Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company filed on February 27, 2003 as Exhibit 27(h)(2)(i) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.
8. (b) (i)	Addendum Dated May 1, 2000 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company, previously filed on February 27, 2003 as Exhibit 27(h)(2)(ii) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.
8. (b) (ii)	Amendment to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company, filed on February 27, 2003 as Exhibit 27(h)(2)(iii) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.
8. (b) (iii)	Amendment Dated December 1, 2002 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and Minnesota Life Insurance Company, filed on February 27, 2003 as Exhibit 27(h)(2)(iv) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 10, is hereby incorporated by reference.
8. (b) (iv)	Amendment Dated March 1, 2004 to Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on April 22, 2005 as Exhibit 26(h)(2)(v) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 14, is hereby incorporated by reference.
8. (b) (v)	Amendment dated May 1, 2005 to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(2)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
8. (b) (vi)	Amendment Number Two to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, filed on December 20, 2006 as Exhibit 24(c)(d)(vi) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
8. (b) (vii)	Amendment Number Seven to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(b)(vii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
8. (b) (viii)	Amendment Number Eight to the Fund Participation Agreement between Janus Aspen Series, Janus Distributors LLC and Minnesota Life Insurance Company, previously filed on April 27, 2015 as Exhibit 26(h)(2)(x) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, is hereby incorporated by reference.
8. (c)	Amended and Restated Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(3) to Registrant’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (c) (i)	First Amendment to Amended and Restated Participation Agreement among Minnesota Life Insurance Company, Fidelity Distributors Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, and Variable Insurance Products Fund IV, previously filed on December 14, 2007 as Exhibit 26(h)(4)(ii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (c1)	Amended and Restated Service Contract in connection with Fidelity Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, and Variable Insurance Products Fund V, previously filed on December 14, 2007 as Exhibit 26(i)(4) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-144604, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (d)	Fund Shareholder Services Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed as Exhibit 8(d) to Variable Annuity Account’s Form N-4, File Number 811-4294, Post-Effective Amendment Number 193, on July 20, 2012, is hereby incorporated by reference.
8. (e)	Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company filed on February 26, 2003 as Exhibit 24(c)(8)(v) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.
8. (e) (i)	First Amendment to Investment Accounting Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company previously filed on August 15, 2006 as Exhibit 26(i)(1)(b) to the Securian Life Variable Universal Life Account’s Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (f)	Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company filed on February 26, 2003 as Exhibit 24(c)(8)(w) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 1, is hereby incorporated by reference.
8. (f) (i)	First Amendment to Administration Agreement between Securian Financial Group, Inc. and State Street Bank and Trust Company previously filed on August 15, 2006 as Exhibit 26(i)(2)(b) to the Securian Life Variable Universal Life Account’s Form N-6, File Number 333-132009, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (g)	Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, filed on April 29, 2003 as Exhibit 24(c)(8)(x) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.
8. (g) (i)	Amendment No. 1 to the Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, filed on April 29, 2003,as Exhibit 24(c)(8)(x)(i) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.
8. (g) (ii)	Amendment No. 2 to the Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, filed on April 29, 2003 as Exhibit 24(c)(8)(x)(ii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.
8. (g) (iii)	Amendment No. 3 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (g) (iv)	Amendment No. 4 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(7)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
8. (g) (v)	Amendment No. 5 to Participation Agreement among Oppenheimer Variable Account Funds, Oppenheimer Funds, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as Exhibit 24(c)(k)(v) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
8. (g) (vi)	Amendment No. 6 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(g)(vii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, on April 24, 2013, is hereby incorporated by reference.
8. (g) (vii)	Amendment No. 7 to Participation Agreement by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company effective August 1, 2010 previously filed on April 25, 2011 as Exhibit 24(c)(8)(g)(vii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (g) (viii)	Amendment No. 8 to Participation Agreement by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on September 7, 2011 as Exhibit 24(b)(8)(g)(viii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 28 and 182, is hereby incorporated by reference.
8. (g) (ix)	Amendment No. 9 to Participation Agreement by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed on April 25, 2014 as Exhibit 26(h)(5)(x) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35, is hereby incorporated by reference.
8. (h)	Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds , Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as Exhibit 24(c)(8)(y) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.
8. (h) (i)	Amendment No. 1 to Participation Agreement among Panorama Series Fund Inc., OppenheimerFunds , Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as Exhibit 24(c)(8)(y)(i) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.
8. (h) (ii)	Amendment No. 2 to Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on April 29, 2003 as Exhibit 24(c)(8)(y)(ii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.
8. (h) (iii)	Amendment No. 3 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.
8. (h) (iv)	Amendment No. 4 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(8)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
8. (h) (v)	Amendment No. 5 to Participation Agreement among Panorama Series Funds, Inc., OppenheimerFunds, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as exhibit 24(c)(8)(l)(v) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (h) (vi)	Amendment No. 6 to the Participation Agreement among Panorama Series Fund, Inc., Oppenheimer Funds, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(6)(vii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, post Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
8. (i)	Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company, filed on April 29, 2003 as Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.
8. (i) (i)	Schedule A as amended May 1, 2003 to the Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company, filed on April 29, 2003 as Exhibit 24(c)(8)(z)(i) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.
8. (i) (ii)	Amendment No. 1 to Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company filed on December 20, 2006 as Exhibit 24(c)(m)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
8. (i) (iii)	Amendment No. 2 to the Participation Agreement among Putnam Variable Trust, Putnam Retail Management, L.P. and Minnesota Life Insurance Company, previously filed on December 15, 2008 as Exhibit 24(c)(8)(i)(iii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 17, is hereby incorporated by reference.
8. (i) (iv)	Third Amendment to Supplement to Participation Agreement among Putnam Variable Trust, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company previously filed on April 25, 2011 as Exhibit 24(c)(8)(i)(iv) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (i) (v)	Fourth Amendment to Participation Agreement among Putnam Variable Trust, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company, previously filed on April 27, 2015 as Exhibit 24(b)8(h)(v) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.
8. (i) (vi)	Fifth Amendment to Participation Agreement among Putnam Variable Trust, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company, previously filed on August 15, 2019 as Exhibit 24(b)(8)(i)(vi) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement, is hereby incorporated by reference.
8. (j)	Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, filed on April 30, 2003 as Exhibit 27(h)(10)(i) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.
8. (j) (i)	Schedule A as amended May 1, 2003 to the Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, filed on April 30, 2003 as Exhibit 27(h)(10)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.
8. (j) (ii)	Amendment No. 1 to the Participation Agreement dated March 4, 2002, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference
8. (j) (iii)	Amendment No. 2 to the Participation Agreement dated March 2, 2002, by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(10)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (j) (iv)	Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as Exhibit 24(c)(n)(iv) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
8. (j) (v)	Amendment No. 4 to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc. effective April 30, 2010 filed on April 25, 2011 as Exhibit 24(c)(8)(j)(v) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (j) (1)	Administrative Services Agreement between Invesco Advisers, Inc. and Minnesota Life Insurance Company dated October 1, 2016, previously filed on November 8, 2016 as Exhibit 24(8)(i)(1) to Variable Annuity Account’s Form N-4, File Number 333-212515, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (k)	Shareholder Services Agreement among American Century Investment Services, Inc. and Minnesota Life Insurance Company, filed on April 30, 2003, as Exhibit 27(h)(11) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.
8. (k) (i)	Amendment No. 1 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investments, Inc., previously filed as Exhibit 26(h)(11)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
8. (k) (ii)	Amendment No. 2 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc., previously filed on October 4, 2007 as Exhibit 24(c)(8)(k)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
8. (k) (iii)	Amendment No. 3 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc., previously filed as Exhibit 26(h)(9)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, on April 27, 2015 is hereby incorporated by reference.
8. (k) (iv)	Amendment No. 4 to Shareholder Services Agreement between Minnesota Life Insurance Company and American Century Investment Services, Inc., previously filed as Exhibit 26(h)(9)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, on April 27, 2015 is hereby incorporated by reference.
8. (l)	Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, filed on April 30, 2003 as Exhibit 27(h)(13)(i) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.
8. (l) (i)	Amendment No. 1 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, filed on April 30, 2003 as Exhibit 27(h)(13)(ii) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.
8. (l) (ii)	Amendment No. 2 to the Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, filed on April 30, 2003 as Exhibit 27(h)(13)(iii) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, is hereby incorporated by reference.
8. (l) (iii)	Amendment No. 3 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (l) (iv)	Amendment No. 4 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
8. (l) (v)	Letter dated December 7, 2005 amending Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
8. (l) (vi)	Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company filed on December 20, 2006 as Exhibit 24(c)(8)(p)(vi) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
8. (l) (vii)	Fee letter dated September 1, 2010 referencing the Participation Agreement by and among the MFS Variable Insurance Trust, Minnesota Life Insurance and Massachusetts Financial Services Company previously filed on April 25, 2011 as Exhibit 24(c)(8)(l)(vii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (l) (viii)	Amendment No. 6 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company and Massachusetts Financial Services Company effective September 1, 2010 filed on April 25, 2011 as Exhibit 24(c)(8)(l)(viii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (l) (viv)	Joinder to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and Minnesota Life Insurance Company, previously filed on September 7, 2011 as Exhibit 24(b)(8)(l)(viv) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 28 and 182, is hereby incorporated by reference.
8. (l) (x)	Amendment No. 7 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27, 2015 as Exhibit 26(h)(6)(xi) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.
8. (l) (xi)	Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on April 27, 2015 as Exhibit 26(h)(6)(xii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.
8. (l) (xii)	Amendment No. 9 by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on November 8, 2017 as Exhibit 24(b)(8)(k)(xii) to Variable Annuity Account’s Form N-4, File Number 333-212515, Post-Effective Amendment Numbers 4 and 294, is hereby incorporated by reference.
8. (l) (xiii)	Amendment No. 10 by and among MFS Variable Insurance Trust, Minnesota Life Insurance Company, and Massachusetts Financial Services Company, previously filed on November 8, 2017 as Exhibit 24(b)(8)(l)(xiii) to Variable Annuity Account’s Form N-4, File Number 333-212515, Post-Effective Amendment Numbers 4 and 294, is hereby incorporated by reference.
8. (m)	Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, filed on April 30, 2003 as Exhibit 27(h)(14)(i) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, , is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (m) (i)	Amendment to Participation Agreement as of May 1, 2000 between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(14)(ii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.
8. (m) (ii)	Amendment No. 2 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company, previously filed as Exhibit 27(h)(14)(iii) to Registrant’s Form N-6, File Number 333-96383, Post-Effective Amendment Number 4, on April 30, 2003, is hereby incorporated by reference.
8. (m) (iii)	Amendment No. 3 to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc, previously filed as Exhibit 26(h)(14)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 23, on April 26, 2005, is hereby incorporated by reference.
8. (m) (iv)	Amendment No. 4 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company and Securian Financial Services, Inc., previously filed as Exhibit 26(h)(14)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
8. (m) (v)	Amendment No. 5 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company filed on December 20, 2006 as Exhibit 24(c)(8)(q)(v) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
8. (m) (vi)	Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Minnesota Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(m)(vi) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
8. (m) (vii)	Amendment to Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. Minnesota Life Insurance Company and Securian Financial Services, Inc. effective August 16, 2010 filed on April 25, 2011 as Exhibit 24(c)(8)(m)(vii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (m) (viii)	Amendment No. 7 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc. previously filed as Exhibit 26(h)(12)(x) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post- Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.
8. (m) (ix)	Participation Agreement Addendum dated May 1, 2012 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc. previously filed as Exhibit 26(h)(12)(xi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.
8. (m) (x)	Amendment No. 8 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc, previously filed as Exhibit 26(h)(12)(xii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34 on April 24, 2013, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (m) (xi)	Amendment No. 10 to Participation Agreement dated May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Minnesota Life Insurance Company, and Securian Financial Services, Inc, previously filed as Exhibit 26(h)(12)(xiii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34 on April 24, 2013, is hereby incorporated by reference.
8. (n)	Waddell & Reed Target Funds, Inc. Participation Agreement, previously filed on February 19, 2004 as Exhibit 27(h)(15) to Minnesota Life Variable Universal Life Account’s Form N-6, File Number 333-109853, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (n) (i)	Amendment Number One to the Target Funds Participation Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc., previously filed as Exhibit 26(h)(15)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-64395, Post-Effective Amendment Number 13, on April 21, 2006, is hereby incorporated by reference.
8. (n) (ii)	Second Amendment to the Target Funds Participation Agreement among Minnesota Life Insurance Company, Waddell & Reed, Inc. and W&R Target Funds, Inc. previously filed as Exhibit 24(c)(8)(n)(ii) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 6, on February 27, 2009, is hereby incorporated by reference.
8. (n) (iii)	Third Amendment to Target Funds Participation Agreement among Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios, and Minnesota Life Insurance Company filed on April 25, 2011 as Exhibit 24(c)(8)(n)(iii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (n) (iv)	Fourth Amendment to Ivy Funds Variable Insurance Portfolios Participation Agreement (Excludes Products Sold Through W&R Distribution System) among Minnesota Life Insurance Company, Waddell & Reed, Inc., and Ivy Funds Variable Insurance Portfolios, previously filed as Exhibit 26(h)(13)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.
8. (o)	Participation Agreement among Van Kampen Life Investment Trust, and Minnesota Life Insurance Company previously filed on April 29, 2003 as Exhibit 24(c)(z) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Number 2, is hereby incorporated by reference.
8. (o) (i)	Amendment Number one to the Agreement between Van Kampen Asset Management, Inc. and Minnesota Life Insurance Company filed on December 20, 2006 as Exhibit 24(c)(8)(s)(i) to Variable Annuity Account’s Form N-4, File Number 333-136242, Pre-Effective Amendment Number 2, is hereby incorporated by reference.
8. (o) (ii)	Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds, Inc. and Van Kampen Asset Management previously filed on April 27, 2010 as Exhibit 26(h)(15)(iii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30, is hereby incorporated by reference.
8. (p)	Shareholder Information Agreement between Advantus Series Funds, Inc. and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(l)(iv) to Registrant’s Form N-6, File Number 33-895496, Post-Effective Amendment Number 17 is hereby incorporated by reference.
8. (q)	Rule 22c-2 Shareholder Information Agreement between Janus Capital Management, LLC, Janus Services LLC, Janus Distributors LLC, Janus Aspen Series and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(2)(viii) to Registrant’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (r)	Shareholder Information Agreement among Ivy Funds Distributor, Inc., Waddell & Reed, Inc. and Minnesota Life Insurance Company, filed on April 20, 2007 as Exhibit 26(h)(5)(iii) to Registrant’s Form N-6, File Number 33-85496, Post-Effective Amendment Number 17, is hereby incorporated by reference.
8. (s)	Intermediary Agreement Regarding Compliance with SEC Rule 22c-2 between AIM Investment Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as exhibit 24(c)(8)(s) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (t)	Shareholder Information Agreement between American Century Investment Services, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as Exhibit 24(c)(8)(t) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (u)	Rule 22c-2 Agreement between Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as Exhibit 24(c)(8)(u) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (v)	Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as Exhibit 24(c)(8)(v) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (w)	Shareholder Information Agreement Under Rule 22c-2 of the Investment Company Act of 1940 among OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and Minnesota Life Insurance Company previously filed on September 6, 2007 as Exhibit 24(c)(8)(w) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (x)	Rule 22c-2 Agreement among Putnam Fiduciary Trust Company, Putnam Retail Management Limited Partnership and Minnesota Life Insurance Company previously filed on September 6, 2007 as Exhibit 24(c)(8)(x) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (y)	Van Kampen Life Investment Trust Shareholder Information Agreement among Van Kampen Funds Inc., Van Kampen Life Investment Trust, and Minnesota Life Insurance Agreement previously filed on September 6, 2007 as Exhibit 24(c)(8)(y) to Variable Annuity Account’s Form N-4, File Number 333-140230, Pre-Effective Amendment Number 1, is hereby incorporated by reference.
8. (z)	Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc. and AllianceBernstein Investments, Inc., previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
8. (z) (i)	Amendment Number One to Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc., previously filed April 27, 2010 as Exhibit 26(h)(21)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 30, is hereby incorporated by reference.
8. (z) (ii)	Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc., previously filed as Exhibit 26(h)(21)(iii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, April 24, 2013, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (z) (iii)	Amendment Number Three to Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc., previously filed on August 15, 2019 as Exhibit 24(b)(8)(kk)(iii) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement, is hereby incorporated by reference.
8. (z) (iv)	Amendment Number Four to Participation Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc., previously filed on August 15, 2019 as Exhibit 24(b)(8)(kk)(iv) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement, is hereby incorporated by reference.
8. (aa)	Fund Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, Alps Advisers, Inc. and Alps Distributors, Inc., previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.
8. (aa) (i)	Amendment Number One to the Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisers, Inc. and ALPS Distributors, Inc. filed on February 25, 2010 as Exhibit 24(b)(8)(aa)(i) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 11 and 161, is hereby incorporated by reference.
8. (aa) (ii)	Amendment Number Two to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on April 27, 2010 as Exhibit 26(h)(18)(iii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30, is hereby incorporated by reference.
8. (aa) (iii)	Amendment Number Three to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc, previously filed as Exhibit 26(h)(18)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.
8. (aa) (iv)	Amendment Number Four to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc, previously filed as exhibit 26(h)(18)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.
8. (aa) (v)	Amendment Number Five to Participation Agreement among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc, previously filed as exhibit 26(h)(18)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.
8. (aa) (vi)	Amendment Number Six among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on August 15, 2019 as Exhibit 24(b)(8)(x)(vi) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement, is hereby incorporated by reference.
8. (aa) (vii)	Amendment Number Seven among Minnesota Life Insurance Company, Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc., previously filed on August 15, 2019 as Exhibit 24(b)(8)(x)(vii) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement, is hereby incorporated by reference.
8. (bb)	Participation Agreement among The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., Morgan Stanley Investment Management Inc., and Minnesota Life Insurance Company, previously filed on October 4, 2007 as Exhibit 24(c)(8)(z) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 3, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (bb) (i)	Amendment Number One to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc., previously filed on April 27, 2010 as Exhibit 26(h)(17)(ii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Numbers 30, is hereby incorporated by reference.
8. (bb) (ii)	Second Amendment to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc., previously filed on April 27, 2015 as Exhibit 24(b)8(y)(ii) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.
8. (bb) (iii)	Third Amendment to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management Inc., previously filed on April 27, 2015 as Exhibit 24(b)(8)(y)(iii) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.
8. (bb) (iv)	Fourth Amendment to Participation Agreement among Minnesota Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distributors, Inc. and Morgan Stanley Investment Management, Inc., previously filed on August 15, 2019 as Exhibit 24(b)(8)(y)(iv) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement, is hereby incorporated by reference.
8. (cc)	Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and Minnesota Life Insurance Company, previously filed on October 9, 2009 as Exhibit 24(c)(8)(cc) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Number 8, is hereby incorporated by reference.
8. (cc) (i)	Amendment No. 1 to Participation Agreement among Minnesota Life Insurance Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Investment Advisers LLC, previously filed on August 15, 2019 as Exhibit 24(b)(8)(z)(i) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement, is hereby incorporated by reference.
8. (dd)	Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between Allianz Global Investors Distributors LLC and Minnesota Life Insurance Company filed on April 25, 2011 as Exhibit 24(c)(8)(dd) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (dd) (i)	Amendment to Selling Agreement between Minnesota Life Insurance Company, and PIMCO Investments LLC, previously filed as Exhibit 26(h)(22)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
8. (ee)	PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust between Pacific Investment Management Company LLC and Minnesota Life Insurance Company previously filed April 25, 2011 as Exhibit 24(c)(8)(ee) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (ee) (i)	Amendment No. 1 to PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust Effective May 1, 2013, previously filed as Exhibit 26(h)(22)(vii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
8. (ff)	Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC previously filed on April 25, 2011 as exhibit 24(c)(8)(ff) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (ff) (i)	Termination, New Agreements and Amendments Relating to Intermediary Agreements for PIMCO Variable Insurance Trust among Allianz Global Investors Distributors LLC, PIMCO Investments LLC and Minnesota Life Insurance Company previously filed as Exhibit 26(h)(22)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 32, on April 27, 2012, is hereby incorporated by reference.
8. (ff) (ii)	Amendment to Participation Agreement among Minnesota Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Investments LLC, previously filed as Exhibit 26(h)(22)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
8. (ff) (iii)	Second Amendment to Participation Agreement by and among PIMCO Investments LLC, PIMCO Variable Insurance Trust, and Minnesota Life Insurance Company, previously filed on April 27, 2015 as Exhibit 26(h)(8)(viii) to Minnesota Life Individual Variable Universal Life Account’s Form N-6, File Number 333-183590, Post-Effective Amendment Number 7, is hereby incorporated by reference.
8. (ff) (iv)	Third Amendment to the Participation Agreement by and among PIMCO Investments LLC, PIMCO Variable Trust and Minnesota Life Insurance Company, previously filed on August 15, 2019 as Exhibit 24(b)(8)(aa)(iii) to Variable Annuity Account's Form N-4, File Number 333-233295, Initial Registration Statement, is hereby incorporated by reference.
8. (gg)	Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company previously filed on April 25, 2011 as Exhibit 24(c)(8)(gg) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference
8. (gg) (i)	Amendment to Participation Agreement between Goldman Sachs Variable Insurance Trust and Minnesota Life Insurance Company previously filed as Exhibit 8(dd)(i) to Variable Annuity Account’s Form N-4, File Number 811-4294, Post-Effective Number 193, on July 20, 2012 is hereby incorporated by reference.
8. (gg) (ii)	Second Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(23)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
8. (gg) (iii)	Third Amendment to Participation Agreement among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(23)(vi) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
8. (hh)	Administrative Services Agreement between Goldman Sachs Asset Management, L.P. and Minnesota Life Insurance Company filed April 25, 2011 as Exhibit 24(c)(8)(hh) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (hh) (i)	Amendment to Administrative Services Agreement Between Goldman Sachs Asset Management, L.P. and Minnesota Life Insurance Company, previously filed as Exhibit 26(h)(23)(vii) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 34, on April 24, 2013, is hereby incorporated by reference.
8. (hh) (ii)	Services Agreement between Goldman, Sachs & Co. and Minnesota Life Insurance Company. previously filed April 25, 2011 as Exhibit 24(c)(8)(ii) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (jj)	Fund Participation and Service Agreement among Minnesota Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and American Funds Insurance Series filed April 25, 2011 as Exhibit 24(c)(8)(jj) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (jj) (i)	Amendment No. 1 to Fund Participation and Service Agreement among Minnesota Life Insurance Company, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and American Funds Insurance Series, previously filed as Exhibit 26(h)(24)(iv) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 35 on April 25, 2014, is hereby incorporated by reference.
8. (jj) (ii)	Second Amendment to the Business Agreement by and among Minnesota Life Insurance Company, Securian Financial Services, Inc., American Funds Distributors, Inc., and Capital Research and Management Company, previously filed as Exhibit 26(h)(24)(v) to Minnesota Life Variable Life Account’s Form N-6, File Number 33-3233, Post-Effective Amendment Number 36, on April 27, 2015, is hereby incorporated by reference.
8. (kk)	Business Agreement among Minnesota Life Insurance Company, Securian Financial Services, Inc., American Funds Distributors, Inc. and Capital Research and Management Company filed on April 25, 2011 as Exhibit 24(c)(8)(kk) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (ll)	American Funds Rule 22c-2 Agreement among American Funds Service Company and Minnesota Life Insurance Company previously filed on April 25, 2011 as Exhibit 24(c)(8)(ll) to Variable Annuity Account’s Form N-4, File Number 333-91784, Post-Effective Amendment Numbers 26 and 171, is hereby incorporated by reference.
8. (mm)	Distribution and Shareholder Services Agreement dated March 9, 2012 between Northern Lights Variable Trust and Minnesota Life Insurance Company, previously filed on April 27, 2012 as Exhibit 24(c)(8)(mm) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 15 and 192, is hereby incorporated by reference.
8. (nn)	Fund Participation Agreement dated March 12, 2012 among Northern Lights Variable Trust, Minnesota Life Insurance Company, Northern Lights Distributors, LLC and ValMark Advisers, Inc., previously filed on April 27, 2012 as Exhibit 24(c)(8)(nn) to Variable Annuity Account’s Form N-4, File Number 333-136242, Post-Effective Amendment Numbers 15 and 192, is hereby incorporated by reference.
8. (nn) (i)	First Amendment to the Participation Agreement dated March 12, 2012 among Northern Lights Variable Trust, Northern Lights Distributors, LLC, ValMark Advisers, Inc. and Minnesota Life Insurance Company dated October 8, 2012, previously filed on April 25, 2014 as Exhibit 24(c)(8)(kk)(i) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 5 and 226, is hereby incorporated by reference.
8. (nn) (ii)	Second Amendment to the Participation Agreement among Northern Lights Variable Trust, Northern Lights Distributors, LLC, ValMark Advisers, Inc. and Minnesota Life Insurance Company dated March 12, 2012 as authorized November 5, 2013, previously filed on April 25, 2014 as Exhibit 24(c)(8)(kk)(ii) to Variable Annuity Account’s Form N-4, File Number 333-182763, Post-Effective Amendment Numbers 5 and 226, is hereby incorporated by reference.
8. (oo)	Participation Agreement among Minnesota Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Fund Advisor, LLC and Legg Mason Investor Services, LLC, previously filed on April 27, 2015 as Exhibit 24(b)(8)(mm) to Variable Annuity Account’s Form N-4, File Number 333-182763 Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.

Exhibit Number	Description of Exhibit
8. (pp)	Administrative Services Agreement between Minnesota Life Insurance Company and Legg Mason Investor Services, LLC, previously filed on April 27, 2015 as Exhibit 24(b)(8)(nn) to Variable Annuity Account’s Form N-4, File Number 333-182763 Post-Effective Amendment Numbers 10 and 246, is hereby incorporated by reference.
9.	Opinion and consent of John P. Hite, Esq.
10.	Consent of KPMG LLP.
11.	Not applicable.
12.	Not applicable.
13.	Minnesota Life Insurance Company Power of Attorney to sign Registration Statements.
Item 25.    Directors and Officers of the Minnesota Life Insurance Company
Name and Principal Business Address	Position and Offices with the Depositor
Erich J. Axmacher Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Corporate Compliance Officer and Chief Privacy Officer
Barbara A. Baumann Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President – Business Services
Michael P. Boyle Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Law
Mary K. Brainerd 1823 Park Avenue Mahtomedi, MN 55115	Director
Kimberly K. Carpenter Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – CCO individual Solutions
Gary R. Christensen Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Attorney-in-Fact, Senior Vice President, General Counsel and Secretary
George I. Connolly Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Individual Solutions
Robert J. Ehren Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Business Services

Name and Principal Business Address	Position and Offices with the Depositor
Kristin M. Ferguson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary – CFO Individual Solutions
Julio A. Fesser Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Enterprise Facilities
Benjamin G.S. Fowke III Chairman, President and Chief Executive Officer Xcel Energy, Inc. 414 Nicollet Mall, 401-9 Minneapolis, MN 55401	Director
Siddharth S. Gandhi Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Senior Vice President – Chief Strategy and Enterprise Technology Officer
Sara H. Gavin President, North America Weber Shandwick 510 Marquette Avenue 13F Minneapolis, MN 55402	Director
Mark J. Geldernick Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Vice President and Chief Risk Officer
Eric B. Goodman 101 North 7th Street Suite 202 Louisville, KY 40202	Director
Christopher M. Hilger Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Chairman of the Board, President and CEO
John H. Hooley 4623 McDonald Drive Overlook Stillwater, MN 55082	Director
Ann McGarry Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Marketing
Susan M. Munson-Regala Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary – Affinity Solutions
Ted J. Nistler Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Corporate Tax and Treasurer

Name and Principal Business Address	Position and Offices with the Depositor
Kent O. Peterson Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Actuary – CFO Retirement Solutions
Trudy A. Rautio 5000 France Avenue South #23 Edina, MN 55410-2060	Director
Robert L. Senkler 557 Portsmouth Court Naples, FL 34110	Director
Bruce P. Shay Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Executive Vice President
Mark W. Sievers Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – Chief Audit Executive
Mary L. Streed Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President – HRBP and Associate Experience
John A. Yaggy Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Second Vice President and Controller
Warren J. Zaccaro Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director, Executive Vice President and CFO
Item 26.    Persons Controlled by or Under Common Control with the Depositor or Variable Annuity Account
Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:
Securian Holding Company (Delaware)
Wholly-owned subsidiaries of Securian Holding Company:
Robert Street Property Management, Inc
Securian Financial Group, Inc. (Delaware)
Wholly-owned subsidiaries of Securian Financial Group, Inc.:
Lowertown Capital, LLC (Delaware)
Minnesota Life Insurance Company
Ochs, Inc.
Securian Asset Management, Inc.
Securian Casualty Company
Securian Financial Services, Inc.
Securian Holding Company Canada, Inc. (British Columbia, Canada)
Securian Ventures, Inc.
Wholly-owned subsidiaries of Minnesota Life Insurance Company:

Allied Solutions, LLC (Indiana)
Marketview Properties, LLC
Marketview Properties II, LLC
Marketview Properties III, LLC
Marketview Properties IV, LLC
Oakleaf Service Corporation
Securian AAM Holdings, LLC (Delaware)
Securian Life Insurance Company
Majority-owned subsidiary of Securian AAM Holdings, LLC:
Asset Allocation and Management Company, L.L.C. (Delaware)
Wholly-owned subsidiary of Securian Holding Company Canada, Inc. (British Columbia, Canada):
Securian Canada, Inc. (British Columbia, Canada)
Wholly-owned subsidiaries of Securian Canada, Inc. (British Columbia, Canada):
Canadian Premier General Insurance Company (Ontario, Canada)
Canadian Premier Life Insurance Company (Ontario, Canada)
CRI Canada Ltd. (British Columbia, Canada)
Selient, Inc. (Ontario, Canada)
Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:
Securian Funds Trust
Majority-owned subsidiaries of Securian Financial Group, Inc.:
Empyrean Holding Company, Inc. (Delaware)
Securian Trust Company, N.A.
Wholly-owned subsidiary of Empyrean Holding Company, Inc. (Delaware):
Empyrean Benefit Solutions, Inc. (Delaware)
Wholly-owned subsidiaries of Empyrean Benefit Solutions, Inc. (Delaware):
Empyrean Insurance Services, Inc. (Texas)
Spinnaker Holdings, LLC (Delaware)
Wholly-owned subsidiaries of Spinnaker Holdings, LLC (Delaware):
Bloom Health Insurance Agency, LLC (Delaware)
Bloom Health Services, LLC (Delaware)
Fifty percent-owned subsidiary of Minnesota Life Insurance Company:
CRI Securities, LLC
Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.
Item 27.    Number of Contract Owners
The number of holders of securities of this class on February 4, 2020 were as follows:
Title of Class	Number of Record Holders
Variable Annuity Contracts – MultiOption Extra	3,430

Item 28.    Indemnification
The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys’ fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.
Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Minnesota Life Insurance Company and the Variable Annuity Account pursuant to the foregoing provisions, or otherwise, Minnesota Life Insurance Company and the Variable Annuity Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Minnesota Life Insurance Company and the Variable Annuity Account of expenses incurred or paid by a director, officer or controlling person of Minnesota Life Insurance Company and the Variable Annuity Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, Minnesota Life Insurance Company and the Variable Annuity Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29.    Principal Underwriters
(a)	Securian Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:
Variable Fund D
Variable Annuity Account
Minnesota Life Variable Life Account
Minnesota Life Individual Variable Universal Life Account
Minnesota Life Variable Universal Life Account
Securian Life Variable Universal Life Account
(b)	Directors and Officers of Securian Financial Services, Inc:

Name and Principal Business Address	Positions and Offices with Underwriter
George I. Connolly Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	President, Chief Executive Officer and Director
Gary R. Christensen Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Director

Name and Principal Business Address	Positions and Offices with Underwriter
Warren J. Zaccaro Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Director
Jeffrey D. McGrath Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President
Kimberly K. Carpenter Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Senior Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer
Kjirsten G. Zellmer Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President - Strategy and Business Operations
Kristin M. Ferguson Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President, Chief Financial Officer, Treasurer and Financial Operations Principal
(c)	All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Other Compensation
Securian Financial Services, Inc.	$32,790,422	—	—	—
Item 30.     Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of Minnesota Life Insurance Company, St. Paul, Minnesota 55101.
Item 31.     Management Services
None.
Item 32.     Undertakings
(a)	Minnesota Life Insurance Company hereby represents that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)	Minnesota Life Insurance Company hereby represents that it will include as part of the prospectus, a toll-free number and a written communication included within the prospectus, that allows an applicant to call or write to request a Statement of Additional Information.
(c)	Minnesota Life Insurance Company hereby represents that it will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.
(d)	Minnesota Life Insurance Company hereby represents that, as to the variable annuity contract which is the subject of this Registration Statement, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Minnesota Life Insurance Company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and that it has caused this Registration Statement to be signed on its behalf in the City of St. Paul and the State of Minnesota, on the 29th day of April, 2020.
VARIABLE ANNUITY ACCOUNT
(Registrant)
By:  MINNESOTA LIFE INSURANCE COMPANY
(Depositor)
By  /s/ Christopher M. Hilger

Christopher M. Hilger
Chairman of the Board,
President and Chief Executive Officer
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Minnesota Life Insurance Company, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and that it has caused this Registration Statement to be signed on its behalf in the City of St. Paul and the State of Minnesota, on the 29th day of April, 2020.
MINNESOTA LIFE INSURANCE COMPANY
(Depositor)
By  /s/ Christopher M. Hilger

Christopher M. Hilger
Chairman of the Board,
President and Chief Executive Officer
As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.
Signature	Title	Date
/s/ Christopher M. Hilger Christopher M. Hilger	Chairman of the Board, President and Chief Executive Officer	April 29, 2020
* Robert L. Senkler	Director
* Mary K. Brainerd	Director
* Gary R. Christensen	Director
* Benjamin G.S. Fowke III	Director
* Sara H. Gavin	Director
* Eric B. Goodman	Director

Signature	Title	Date
* John H. Hooley	Director
* Trudy A. Rautio	Director
* Bruce P. Shay	Director
* Warren J. Zaccaro	Director
/s/ Warren J. Zaccaro Warren J. Zaccaro	Executive Vice President and Chief Financial Officer (chief financial officer)	April 29, 2020
/s/ Warren J. Zaccaro Warren J. Zaccaro	Executive Vice President and Chief Financial Officer (chief accounting officer)	April 29, 2020
/s/ Ted J. Nistler Ted J. Nistler	Second Vice President and Treasurer (treasurer)	April 29, 2020
/s/ Gary R. Christensen Gary R. Christensen	Director, Attorney-in-Fact, Senior Vice President, General Counsel and Secretary	April 29, 2020
* Pursuant to power of attorney dated October 14, 2019, a copy of which is filed herewith.

Exhibit Number	Description of Exhibit
4. (y)	The Premier II Death Benefit Rider, form number ICC12-70238.
4. (z)	The Highest Anniversary Value II Death Benefit Rider, form number ICC12-70239.
4. (pp)	MyPath Horizon – Single Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC20-70559.
4. (qq)	MyPath Horizon – Joint Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC20-70560.
4. (rr)	MyPath Horizon – Joint 50 Rider Guaranteed Lifetime Withdrawal Benefit, form number ICC20-70561.
5. (a)	MultiOption Annuities Individual Variable Annuity Application, form number ICC20-70565.
9.	Opinion and consent of John P. Hite, Esq.
10.	Consent of KPMG LLP.
13.	Minnesota Life Insurance Company Power of Attorney to sign Registration Statements.
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